UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material under §240.14a-12

ROTH CH ACQUISITION II CO.
(Name of Registrant as Specified In Its Charter)

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PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
OF
ROTH CH ACQUISITION II CO.
Proxy Statement dated July 8, 2021 and first mailed to stockholders on or about July 9, 2021.
Dear Stockholders:
You are cordially invited to attend the special meeting of the stockholders (the “Meeting”) of Roth CH Acquisition II Co. (“ROCC”), which will be held at 10:00 a.m., Eastern time, on July 27, 2021. Due to the public health concerns relating to the coronavirus pandemic, related governmental actions closing non-essential businesses and encouraging individuals to stay home and our concerns about protecting the health and well-being of our stockholders and employees, the board of directors of ROCC (the “ROCC Board”) has determined to convene and conduct the Meeting in a virtual meeting format at http://www.cstproxy.com/rothchacquisitionii/2021. Stockholders will NOT be able to attend the Meeting in person. This proxy statement includes instructions on how to access the virtual Meeting and how to listen and vote from home or any remote location with Internet connectivity.
ROCC is a Delaware blank check company established for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities (a “target business”). Holders of common stock, $0.0001 par value, of ROCC (“ROCC Common Stock”) will be asked to approve, among other things, the agreement and plan of merger, dated as of April 14, 2021 (the “Merger Agreement”), by and among ROCC, Roth CH II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of ROCC (“Merger Sub”), and Reservoir Holdings, Inc., a Delaware corporation (“Reservoir”), and the other related proposals.
Upon the consummation of the transactions contemplated in the Merger Agreement, Merger Sub will be merged with and into Reservoir and, as a result, the separate corporate existence of Merger Sub will cease and Reservoir will survive the merger as a wholly-owned subsidiary of ROCC (the “Business Combination”). In addition, in connection with the consummation of the Business Combination, ROCC will be renamed “Reservoir Media, Inc.” The combined company following the consummation of the Business Combination is referred to in this proxy statement as the “Combined Company.”
To raise additional proceeds to fund the Business Combination, ROCC has entered into subscription agreements (containing commitments to fund that are subject only to conditions that are generally aligned with the conditions set forth in the Merger Agreement), pursuant to which certain investors have agreed to purchase shares of ROCC Common Stock in a private placement transaction for a purchase price of $10.00 per share for an aggregate commitment of $150,000,000 (the “PIPE Investment”).
At the Meeting, ROCC’s stockholders will be asked to consider and vote upon the following proposals:
•
Proposal 1 — The Business Combination Proposal — to consider and vote, assuming each of the Charter Proposal and the Nasdaq Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the Merger Agreement (such transactions, the “Business Combination,” and such proposal, the “Business Combination Proposal”). A copy of the Merger Agreement is attached to this proxy statement as Annex A;

•
Proposal 2 — The Charter Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of ROCC, a copy of which is attached to this proxy statement as Annex B (the “Proposed Charter,” and such proposal, the “Charter Proposal”):

(i)
to amend the name of the new public entity from “Roth CH Acquisition II Co.” to “Reservoir Media, Inc.”;

(ii)
to remove various provisions applicable only to blank check companies;

(iii)
to increase total number of authorized shares of the Combined Company’s common stock to 750,000,000;

(iv)
to authorize a total of 75,000,000 shares of the Combined Company’s preferred stock;

(v)
to require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the total voting power of all of the then outstanding shares of stock of the Combined Company, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter;

(vi)
to require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote generally in an election of directors, voting together as a single class, to adopt, amend, alter or repeal the Combined Company’s amended and restated bylaws; and

(vii)
to provide for the removal of directors for cause only by affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors;

•
Proposal 3 — The Nasdaq Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of ROCC Common Stock in connection with (i) the terms of the Merger Agreement, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b), (ii) the issuance and sale of ROCC Common Stock in the PIPE Investment to certain of our executive officers and directors and entities affiliated with them, to the extent such issuance of securities would be deemed a form of “executive compensation” to these executive officers, as required by Nasdaq Listing Rule 5635(c), and (iii) the terms of the PIPE Investment, as required by Nasdaq Listing Rule 5635(d) (such proposal, the “Nasdaq Proposal”);

•
Proposal 4 — The Directors Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Business Combination, eight directors to serve on the board of directors of the Combined Company (such proposal, the “Directors Proposal”);

•
Proposal 5 — The Incentive Plan Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to approve the Reservoir Media, Inc. 2021 Omnibus Incentive Plan, a copy of which is attached to this proxy statement as Annex D, in connection with the Business Combination (the “Equity Incentive Plan,” and such proposal, the “Incentive Plan Proposal”); and

•
Proposal 6 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal or the Incentive Plan Proposal (such proposal, the “Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement, which ROCC encourages you to read carefully in its entirety before voting. Only holders of record of ROCC Common Stock at the close of business on July 7, 2021 are entitled to notice of the Meeting and to vote and have their votes counted at the Meeting and any adjournments or postponements thereof.
After careful consideration, the ROCC Board has unanimously approved the Merger Agreement and unanimously recommends that ROCC’s stockholders vote “FOR” approval of each of the proposals. When you consider the ROCC Board’s recommendation with respect to these proposals, you should keep in mind that ROCC’s directors and officers have interests in the Business Combination that may conflict or differ from your interests as a stockholder. See “Proposal 1 — The Business Combination — Interests of Certain Persons in the Business Combination.”
As of July 6, 2021, the latest practicable date prior to the date of this proxy statement, the last sale price of ROCC Common Stock was $9.95. Each redemption of shares of ROCC Common Stock by holders of the Public Shares (as defined below) will decrease the amount in the trust account (the “Trust Account”), which held total assets of approximately $115,015,656 as of July 6, 2021. The Merger Agreement provides that Reservoir’s obligation to consummate the Business Combination is conditioned on the funds in the Trust Account, together with the funding of any amounts payable under the subscription agreements in connection with the PIPE Investment, being no less than an aggregate amount of $125,000,000. This condition to closing in the Merger Agreement is for the sole benefit of the parties thereto and may be waived by Reservoir. If, as a result of redemptions of shares of ROCC Common Stock by holders of the Public Shares, this condition is not met (or waived), then Reservoir may elect not to consummate the Business Combination. In addition, in no event will ROCC redeem shares of ROCC Common Stock in an amount that would result in ROCC’s failure to have net tangible assets equaling or exceeding $5,000,001 (so that ROCC is not subject to the “penny stock” rules of the Securities and Exchange Commission). Unless otherwise specified, the information in the accompanying proxy statement assumes that none of holders of the Public Shares exercise their redemption rights with respect to their shares of ROCC Common Stock.
Pursuant to ROCC’s amended and restated certificate of incorporation in effect as of the date of this proxy statement, a holder of the Public Shares may demand that ROCC redeem such holder’s Public Shares for cash if the Business Combination is consummated. Holders of the Public Shares will be entitled to receive cash for their Public Shares only if they demand that ROCC redeem their Public Shares for cash no later than the second business day prior to the originally scheduled vote on the Business Combination Proposal by delivering their Public Shares to ROCC’s transfer agent prior to the vote at the Meeting. If the Business Combination is not consummated, the Public Shares will not be redeemed. If a holder of the Public Shares properly demands redemption and votes for or against the Business Combination Proposal, ROCC will redeem each Public Share for a full pro rata portion of the Trust Account, calculated as of two business days prior to the consummation of the Business Combination. See “The Meeting of the ROCC’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Holders of the outstanding units must separate the underlying shares of ROCC Common Stock (the “Public Shares”) and warrants sold in ROCC’s initial public offering prior to exercising redemption rights with respect to the Public Shares. Each of CHLM Sponsor-1 LLC, a Delaware limited liability company and the sponsor of ROCC, CR Financial Holdings, Inc., certain executive officers and directors of ROCC and affiliates of our management team (collectively, the “Initial Stockholders”) have agreed to waive their redemption rights with respect to any shares of ROCC Common Stock they may hold in connection with the consummation of the Business Combination, and such shares of ROCC Common Stock will be excluded from the pro rata calculation used to determine the per share redemption price. As of the date of the accompanying proxy statement, the Initial Stockholders own 21.5% of the issued and outstanding shares of ROCC Common Stock. The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Business Combination Proposal and, accordingly, only approximately 28.5% of the outstanding shares of ROCC Common Stock need be voted to approve the Business Combination Proposal by the holders of Public Shares.
Holders of the Public Shares may elect to redeem their Public Shares even if they vote for the Business Combination Proposal. Each stockholder’s vote is very important. Whether or not you plan to participate in the virtual Meeting, please submit your proxy card without delay. Stockholders may revoke proxies at any time before they are voted at the Meeting. Voting by proxy will not prevent a stockholder from voting virtually at the Meeting if such stockholder subsequently chooses to participate in the Meeting.
You are encouraged to read carefully this proxy statement in its entirety, including “Risk Factors” and the annexes and financial statements of ROCC and Reservoir, in each case, including accompanying notes.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise, or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.
/s/ Byron Roth
Byron Roth
Chief Executive Officer and Chairman of the Board of Directors
Roth CH Acquisition II Co.
July 8, 2021

ROTH CH ACQUISITION II, CO.
888 San Clemente Drive, Suite 400
Newport Beach, California 92660
Telephone (949) 720-5700
To be Held on July 27, 2021
To Roth CH Acquisition II Co. Stockholders:
NOTICE IS HEREBY GIVEN that you are cordially invited to attend the special meeting of the stockholders (the “Meeting”) of Roth CH Acquisition II Co. (“ROCC,” “we,” “our” or “us”), which will be held at 10:00 a.m., Eastern time, on July 27, 2021. Due to the public health concerns relating to the coronavirus pandemic, related governmental actions closing non-essential businesses and encouraging individuals to stay home and our concerns about protecting the health and well-being of our stockholders and employees, the board of directors of ROCC (the “ROCC Board”) has determined to convene and conduct the Meeting in a virtual meeting format at http://www.cstproxy.com/rothchacquisitionii/2021. You can participate in the virtual Meeting as described in “Questions and Answers About the Proposals — How may I participate in the virtual Meeting?”
During the Meeting, ROCC’s stockholders will be asked to consider and vote upon the following proposals, which we refer to herein as the “Proposals:”
•
Proposal 1 — The Business Combination Proposal — to consider and vote, assuming each of the Charter Proposal and the Nasdaq Proposal is approved and adopted, upon a proposal to approve the transactions contemplated under the agreement and plan of merger, dated as of April 14, 2021 (the “Merger Agreement”), by and among ROCC, Roth CH II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of ROCC (“Merger Sub”), and Reservoir Holdings, Inc., a Delaware corporation (“Reservoir”) (such transactions, the “Business Combination,” such proposal, the “Business Combination Proposal,” and the combined company following the consummation of the Business Combination, the “Combined Company”). A copy of the Merger Agreement is attached to this proxy statement as Annex A;

•
Proposal 2 — The Charter Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of ROCC, a copy of which is attached to this proxy statement as Annex B (the “Proposed Charter,” and such proposal, the “Charter Proposal”):

(i)
to amend the name of the new public entity from “Roth CH Acquisition II Co.” to “Reservoir Media, Inc.”;

(ii)
to remove various provisions applicable only to blank check companies;

(iii)
to increase total number of authorized shares of the Combined Company’s common stock to 750,000,000;

(iv)
to authorize a total of 75,000,000 shares of the Combined Company’s preferred stock;

(v)
to require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the total voting power of all of the then outstanding shares of stock of the Combined Company, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter;

(vi)
to require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote generally in an election of directors, voting together as a single class, to adopt, amend, alter or repeal the Combined Company’s amended and restated bylaws; and

(vii)
to provide for the removal of directors for cause only by affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors;

•
Proposal 3 — The Nasdaq Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to approve, the issuance of more than 20% of the issued and outstanding shares of ROCC Common Stock in connection with (i) the terms of the Merger Agreement, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b), (ii) the issuance and sale of ROCC Common Stock in the PIPE Investment (as defined below) to an entity affiliated with certain executive officers, to the extent such issuance of securities would be deemed a form of “executive compensation” to these executive officers, as required by Nasdaq Listing Rule 5635(c), and (iii) the terms of the PIPE Investment, as required by Nasdaq Listing Rule 5635(d) (such proposal, the “Nasdaq Proposal”);

•
Proposal 4 — The Directors Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to elect, effective as of the consummation of the Business Combination, eight directors to serve on the board of directors of the Combined Company (such proposal, the “Directors Proposal”);

•
Proposal 5 — The Incentive Plan Proposal — to consider and vote, assuming the Business Combination Proposal is approved and adopted, upon a proposal to approve the Reservoir Media, Inc. 2021 Omnibus Incentive Plan, a copy of which is attached to this proxy statement as Annex D, in connection with the Business Combination (the “Equity Incentive Plan,” and such proposal, the “Incentive Plan Proposal”); and

•
Proposal 6 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal or the Incentive Plan Proposal (such proposal, the “Adjournment Proposal”).

The Business Combination Proposal is conditioned upon the approval of the Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal. It is important for you to note that, in the event the Business Combination Proposal is not approved, ROCC will not consummate the Business Combination. If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to ROCC’s amended and restated certificate of incorporation in effect as of the date of this proxy statement (the “Current Charter”), ROCC will be required to dissolve and liquidate as soon as reasonably practicable, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
To raise additional proceeds to fund the Business Combination, ROCC has entered into subscription agreements (containing commitments to fund that are subject only to conditions that are generally aligned with the conditions set forth in the Merger Agreement), pursuant to which certain investors have agreed to purchase shares of ROCC Common Stock in a private placement transaction for a purchase price of $10.00 per share for an aggregate commitment of $150,000,000 (the “PIPE Investment”).
Pursuant to the Current Charter, a holder of the Public Shares (as defined below) may demand that ROCC redeem such holder’s Public Shares for cash if the Business Combination is consummated. Holders of the Public Shares will be entitled to receive cash for their Public Shares only if they demand that ROCC redeem their Public Shares for cash no later than the second business day prior to the originally scheduled vote on the Business Combination Proposal by delivering their Public Shares to ROCC’s transfer agent prior to the vote at the Meeting. If the Business Combination is not consummated, the Public Shares will not be redeemed. If a holder of the Public Shares properly demands redemption and votes for or against the Business Combination Proposal, ROCC will redeem each Public Share for a full pro rata portion of the Trust Account, calculated as of two business days prior to the consummation of the Business Combination. See “The Meeting of the ROCC’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Holders of the outstanding units (the “ROCC Units”) sold in the ROCC’s initial public offering (the “IPO”) must separate the underlying shares of ROCC Common Stock (the “Public Shares”) and warrants sold in the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares.

The Initial Stockholders (as defined herein) have agreed to waive their redemption rights with respect to any shares of ROCC Common Stock they may hold in connection with the consummation of the Business Combination, and such shares of ROCC Common Stock will be excluded from the pro rata calculation used to determine the per share redemption price. As of the date of this proxy statement, the Initial Stockholders own 21.5% of the issued and outstanding shares of ROCC Common Stock. The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Business Combination Proposal and, accordingly, only approximately 28.5% of the outstanding shares of ROCC Common Stock need be voted to approve the Business Combination Proposal by the holders of Public Shares.
Approval of the Business Combination Proposal will require the affirmative vote of the holders of the majority of the issued and outstanding shares of ROCC Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Approval of the Charter Proposal will require the affirmative vote, present in person by virtual attendance or represented by proxy, of the majority of the issued and outstanding shares of ROCC Common Stock. Approval of the Nasdaq Proposal and the Incentive Plan Proposal will each require the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Approval of the Directors Proposal will require the affirmative vote by the plurality of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting.
Only the ROCC’s stockholders who hold ROCC Common Stock of record as of the close of business on July 7, 2021 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement thereof. As of the Record Date, there were 14,650,000 shares of ROCC Common Stock issued and outstanding and entitled to vote. This proxy statement is first being mailed to ROCC stockholders on or about July 9, 2021.
Investing in ROCC Common Stock involves a high degree of risk. See “Risk Factors” for information that should be considered in connection with an investment in ROCC Common Stock.
YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES OF ROCC COMMON STOCK PROMPTLY.
Holders of the Public Shares may elect to redeem their Public Shares even if they vote for the Business Combination Proposal. Whether or not you plan to participate in the virtual Meeting, please complete, date, sign and return the enclosed proxy card without delay, or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Meeting no later than the time appointed for the Meeting or adjourned or postponed meeting. Voting by proxy will not prevent you from voting your shares of ROCC Common Stock online if you subsequently choose to participate in the virtual Meeting. Please note, however, that if your shares of ROCC Common Stock are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain a proxy issued in your name from such holder of record. Only holders of record at the close of business on the Record Date may vote at the Meeting or any adjournment or postponement thereof. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not participate in the virtual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at, and the number of votes voted at, the Meeting.
You may revoke a proxy at any time before it is voted at the Meeting by executing and returning a proxy card dated as of a later date than the previous one, by participating in the virtual Meeting and casting your vote by hand or by ballot (as applicable) or by submitting a written revocation to Advantage Proxy, P.O. Box 13581, Des Moines, Washington 98198, Attention: Karen Smith, Telephone: (877) 870-8565, that is received by the proxy solicitor before we take the vote at the Meeting. If you hold your shares of ROCC Common Stock through a broker, bank or other nominee, you should follow the instructions of your broker, bank or other nominee regarding revocation of proxies.
After careful consideration, the ROCC Board has unanimously approved the Merger Agreement and unanimously recommends that ROCC’s stockholders vote “FOR” approval of each of the Proposals. When you consider the ROCC Board’s recommendation of the Proposals, you should keep in mind that ROCC’s directors and executive officers have interests in the Business Combination that may conflict or differ from your interests as a stockholder. See “Proposal 1 — The Business Combination — Interests of Certain Persons in the Business Combination.”
On behalf of the ROCC Board, I thank you for your support and we look forward to the successful consummation of the Business Combination.
By the order of the Board of Directors,
/s/ Byron Roth
Byron Roth
Chief Executive Officer and Chairman of the Board of Directors
Roth CH Acquisition II Co.
July 8, 2021

i

FREQUENTLY USED TERMS
Unless otherwise stated in this proxy statement, the terms “we,” “us,” “our” or “ROCC” refer to Roth CH Acquisition II Co., a Delaware corporation. In addition, in this proxy statement:
•
“Closing” means the closing of the Business Combination;

•
“Code” means the Internal Revenue Code of 1986, as amended;

•
“Combined Company” means ROCC following the consummation of the Business Combination, upon which Reservoir will become a wholly-owned subsidiary of ROCC;

•
“Continental” means Continental Stock Transfer & Trust Company, transfer agent and registrar for ROCC Common Stock;

•
“Craig-Hallum” means Craig-Hallum Capital Group LLC, a joint lead book-running managing underwriter in connection with the IPO;

•
“Current Charter” means ROCC’s current amended and restated certificate of incorporation as filed with the Secretary of State of the State of Delaware on December 10, 2020;

•
“Effective Time” means the effective time of the Business Combination;

•
“Exchange Act” means the Securities Exchange Act of 1934, as amended;

•
“Founder Shares” means the outstanding shares of ROCC Common Stock held by the Sponsor, certain executive officers and directors of ROCC and affiliates of our management team as of the date of this proxy statement;

•
“GAAP” means generally accepted accounting principles in the United States;

•
“HSR Act” means Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended;

•
“Initial Stockholders” means, collectively, the Sponsor, CR Financial Holdings, Inc., certain executive officers and directors of ROCC and affiliates of our management team who hold the Founder Shares and the Private Units as of the date of this proxy statement;

•
“IPO” means ROCC’s initial public offering consummated on December 15, 2020;

•
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended;

•
“Meeting” means the special meeting of the stockholders of ROCC to be held on July 27, 2021, at 10:00  a.m., Eastern time, via live webcast at the following address http://www.cstproxy.com/rothchacquisitionii/2021;

•
“Merger Agreement” means the agreement and plan of merger, dated as of April 14, 2021, by and among ROCC, Merger Sub and Reservoir;

•
“Merger Consideration Shares” means 45,108,651 shares of the Combined Company’s common stock to be issued as part of the consideration for the Business Combination (including 1,459,258 shares representing options to purchase shares of the Combined Company’s Common Stock assumed in the Business Combination);

•
“Merger Sub” means Roth CH II Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of ROCC;

•
“Nasdaq” means the Nasdaq Stock Market LLC;

•
“PIPE Investment” refers to the issuance and sale of shares of newly issued ROCC Common Stock in a private placement transaction for a purchase price of $10.00 per share for an aggregate commitment of $150,000,000 concurrent with the Business Combination;

•
“Proposals” means, collectively, the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal and the Adjournment Proposal;

•
“Private Units” means the ROCC Units sold to the Initial Stockholders concurrently with the consummation of the IPO;

•
“Public Shares” means ROCC Common Stock underlying the ROCC Units sold in the IPO;

•
“Public Units” means the ROCC Units sold in the IPO;

•
“Public Warrants” means warrants underlying the ROCC Units sold in the IPO;

•
“Record Date” means July 7, 2021;

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“Reservoir” means Reservoir Holdings, Inc., a Delaware corporation;

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“Reservoir Common Stock” means common stock of Reservoir, par value $0.00001 per share;

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“Reservoir Media Management” means Reservoir Media Management, Inc., a Delaware corporation and a wholly-owned subsidiary of Reservoir;

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“Reservoir Preferred Stock” means Series A preferred stock of Reservoir, par value $0.00001 per share;

•
“ROCC” means Roth CH Acquisition II Co., a Delaware corporation;

•
“ROCC Board” means the board of directors of ROCC;

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“ROCC Common Stock” means common stock of ROCC, $0.0001 par value per share;

•
“ROCC Unit” means a unit consisting of one share of ROCC Common Stock and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of ROCC Common Stock at $11.50 per share;

•
“ROCC Warrants” means warrants of ROCC exercisable to purchase ROCC Common Stock;

•
“Roth” means Roth Capital Partners, LLC, a joint lead book-running managing underwriter in connection with the IPO;

•
“SEC” means the Securities and Exchange Commission;

•
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended;

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“Sponsor” means CHLM Sponsor-1 LLC, a Delaware limited liability company; and

•
“Trust Account” means the trust account of ROCC, which holds the net proceeds of the IPO and the sale of the Private Units, together with interest earned thereon, less amounts released to pay franchise and income tax obligations.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
The following are answers to some questions that you, as a ROCC’s stockholder, may have regarding the Proposals being considered at the Meeting. We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all of the information that might be important to you with respect to the Proposals. Additional important information is also contained in the annexes to, and the documents referred to, this proxy statement.
Q:
What is the purpose of this proxy statement?

A:
ROCC and Merger Sub have agreed to the Business Combination under the terms of the Merger Agreement, which is attached to this proxy statement as Annex A. Upon the consummation of the transactions contemplated in the Merger Agreement, Merger Sub, a wholly-owned subsidiary of ROCC, will be merged with and into Reservoir and, as a result, the separate corporate existence of Merger Sub will cease and Reservoir will survive the merger as a wholly-owned subsidiary of ROCC. The ROCC Board is soliciting your proxy to vote for the Business Combination Proposal and the other Proposals at the Meeting because you owned ROCC Common Stock at the close of business on July 7, 2021, which is the Record Date for the Meeting and are therefore entitled to vote at the Meeting.

This proxy statement and the annexes to, and the documents referred to, this proxy statement contain important information about the Business Combination Proposal and the other Proposals to be acted upon at the Meeting. You should read this proxy statement and the annexes to, and the documents referred to, this proxy statement carefully in their entirety. Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and the annexes to, and the documents referred to, this proxy statement.

Q:
What is being voted on?

A:
Below are the Proposals that the ROCC stockholders are being asked to vote on:

•
Proposal 1 — The Business Combination Proposal to consider and vote upon a proposal to approve the Merger Agreement and the Business Combination.

•
Proposal 2 — The Charter Proposal to consider and vote upon a proposal to approve the Proposed Charter.

•
Proposal 3 — The Nasdaq Proposal to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding shares of ROCC Common Stock in connection with (i) the terms of the Merger Agreement, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b), (ii) the issuance and sale of ROCC Common Stock in the PIPE Investment to certain of our executive officers and directors and entities affiliated with them, to the extent such issuance of securities would be deemed a form of “executive compensation” to these executive officers, as required by Nasdaq Listing Rule 5635(c), and (iii) the terms of the PIPE Investment, as required by Nasdaq Listing Rule 5635(d).

•
Proposal 4 — The Directors Proposal to consider and vote upon a proposal to approve the appointment of the Combined Company’s board of directors.

•
Proposal 5 — The Incentive Plan Proposal to consider and vote upon a proposal to approve Reservoir Media, Inc. 2021 Omnibus Incentive Plan.

•
Proposal 6 — The Adjournment Proposal to consider and vote upon a proposal to approve the adjournment of the Meeting.

Q:
What vote is required to approve the Proposals?

A:
Below are the required votes for each of the Proposals:

•
Proposal 1 — Approval of the Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of ROCC Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Business Combination Proposal.
•
Proposal 2 — Approval of the Charter Proposal requires the affirmative vote, present in person by virtual attendance or represented by proxy, of the majority of the issued and outstanding shares of ROCC Common Stock. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Proposal.

•
Proposal 3 —  Approval of the Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.

•
Proposal 4 — Approval of the Directors Proposal requires the affirmative vote by the plurality of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.

•
Proposal 5 — Approval of the Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.

•
Proposal 6 — Approval of the Adjournment Proposal requires the affirmative vote of the majority of the shares of ROCC Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.

Q:
Are any of the Proposals conditioned on one another?

A:
The Business Combination Proposal (Proposal 1) is conditioned upon the approval of the Charter Proposal (Proposal 2) and the Nasdaq Proposal (Proposal 3). Each of the Charter Proposal (Proposal 2), the Nasdaq Proposal (Proposal 3), the Directors Proposal (Proposal 4) and the Incentive Plan Proposal (Proposal 5) is conditioned upon the approval of the Business Combination Proposal (Proposal 1). It is important for you to note that, in the event that the Business Combination Proposal is not approved, ROCC will not consummate the Business Combination. If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to the Current Charter, ROCC will be required to dissolve and liquidate as soon as reasonably practicable, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.

Q:
How will the Initial Stockholders vote?

A:
Pursuant to the letter agreement, dated December 10, 2020 (the “Letter Agreement”), the Initial Stockholders who, as of the Record Date, owned 3,150,000 shares of ROCC Common Stock, or approximately 21.5% of the issued and outstanding shares of ROCC Common Stock, agreed to vote their respective shares of ROCC Common Stock acquired by them prior to or concurrently with the consummation of the IPO in favor of the Business Combination Proposal and the other Proposals. In addition, pursuant to the Letter Agreement, the Initial Stockholders have agreed that they will vote any shares of ROCC Common Stock they purchase in the open market concurrently with or following the consummation of the IPO in favor of the Business Combination Proposal and the other Proposals.

On April 14, 2021, contemporaneously with the execution of the Merger Agreement, each of the Initial Stockholders entered into a support agreement (the “Support Agreement”) with Reservoir, pursuant to which each of the Initial Stockholders agreed to vote all shares of ROCC Common Stock beneficially owned by such Initial Stockholder in favor of each of the Proposals and against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of ROCC under the Merger Agreement or that would reasonably be expected to result in the failure of the transactions contemplated by the Merger Agreement from being consummated. Pursuant to the Support Agreement, the Initial Stockholders also agreed not to sell or transfer any shares of ROCC Common Stock beneficially owned by them (subject to customary permitted exceptions) and not to take any action that would make any representation or warranty of the Initial Stockholders contained in the Support Agreement untrue or incorrect or have the effect of preventing or disabling the Initial Stockholders from performing their obligations under the Support Agreement.
Q:
What interests do the Sponsor, CR Financial Holdings, Inc. and ROCC’s executive officers and directors have in the Business Combination?

A:
The Sponsor, CR Financial Holdings, Inc. and ROCC’s executive officer and directors have interests in the Business Combination that are different from, or in addition to, and which may conflict with, your interest as a stockholder of ROCC. These interests include:

•
unless ROCC consummates the Business Combination or an initial business combination prior to December 15, 2022, Roth and Craig-Hallum will not be entitled to a fee equal to 4.5% of the gross proceeds of the IPO equal to approximately $5.2 million under that certain business combination marketing agreement, dated December 10, 2020 (the ‘‘Business Combination Marketing Agreement’’), or a fee of approximately $5.8 million for acting as placement agents in the PIPE Investment and the Sponsor and ROCC’s executive officer and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and the concurrent private placement of the Private Units not deposited in the Trust Account;

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of ROCC Common Stock held by them if we fail to consummate the Business Combination or an initial business combination prior to December 15, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, CR Financial Holdings, Inc. and the Sponsor have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

•
the fact that, with certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (x) six months after the date of the consummation of the Business Combination and (y) the date on which the closing price of ROCC Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination and the remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of the Business Combination or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of ROCC Common Stock for cash, securities or other property;

•
the fact that CR Financial Holdings, Inc., an entity affiliated with Roth, purchased an aggregate of 100 shares of ROCC Common Stock for an aggregate purchase price of $25,000 in February 2019 and such 100 shares of ROCC Common Stock resulted in an aggregate of 2,875,000 shares of ROCC Common Stock held by CR Financial Holdings, Inc. (after (i) the declaration of a stock dividend of 43,125 shares of ROCC Common Stock for each share of ROCC Common Stock then outstanding in June 2020 and (ii) a transfer back to us of 1,437,500 shares of ROCC Common Stock for nominal consideration, which shares were then cancelled but prior to the sale of 745,840 shares of ROCC Common Stock to the Sponsor and certain of our executive officers and directors);
•
the fact that the Sponsor and certain of our executive officers and directors purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares of ROCC Common Stock for an aggregate purchase price of $6,485.56, and the Founder Shares will have a significantly higher value at the time of the consummation of the Business Combination;

•
the continued indemnification of ROCC’s executive officers and directors and the continuation of ROCC’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

•
the fact that Mr. Adam Rothstein will continue as a member of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors; and

•
the fact that the Sponsor and ROCC’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal.

These interests may influence the ROCC Board in making its recommendation that you vote in favor of the approval of the Business Combination Proposal and the other Proposals.

Q:
What happens if I sell my shares of ROCC Common Stock before the Meeting?

A:
The Record Date is earlier than the date of the Meeting. If you transfer your shares of ROCC Common Stock after the Record Date, but before the Meeting, unless the transferee obtains from you a proxy to vote such shares of ROCC Common Stock, you will retain your right to vote at the Meeting. However, you will not be able to seek redemption of your shares of ROCC Common Stock because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your shares of ROCC Common Stock prior to the Record Date, you will have no right to vote such shares of ROCC Common Stock at the Meeting or redeem such shares of ROCC Common Stock for a pro rata portion of the proceeds held in the Trust Account.

Q:
How many votes do I and others have?

A:
You are entitled to one vote for each share of ROCC Common Stock that you held as of the Record Date. As of the close of business on the Record Date, there were 14,650,000 issued and outstanding shares of ROCC Common Stock.

Q:
What consideration will Reservoir’s stockholders receive in the Business Combination?

A:
If the Business Combination is consummated, each share of Reservoir Common Stock (including Reservoir Common Stock resulting from the Reservoir Preferred Stock Conversion (as defined herein)) issued and outstanding immediately prior to the Effective Time (other than shares of Reservoir Common Stock held in Reservoir’s treasury) will be cancelled and converted into the right to receive the number of shares of ROCC Common Stock equal to the Exchange Ratio (as defined herein).

Q:
Do any of ROCC’s executive officers or directors have interests that may conflict with my interests with respect to the Business Combination?

A:
In considering the recommendation of the ROCC Board to approve the Business Combination Proposal and the other Proposals, the ROCC’s stockholders should be aware that certain of the ROCC’s executive officers and directors may be deemed to have interests in the Business Combination that are different from, or in addition to, and which may conflict with, those of the ROCC’s stockholders generally. These interests, which may create actual or potential conflicts of interest, are, to the extent material, described in “Proposal 1 — The Business Combination — Interests of Certain Persons in the Business Combination.”

Q:
When and where is the Meeting?

A:
The Meeting will be held at 10:00 a.m., Eastern time, on July 27, 2021. The Meeting will be held in a virtual meeting format at http://www.cstproxy.com/rothchacquisitionii/2021. The ROCC’s stockholders will NOT be able to attend the Meeting in person. See “The Meeting of the ROCC’s Stockholders — Accessing the Virtual Meeting Audio Cast” for instructions on how to access the virtual Meeting and how to listen and vote from home or any remote location with Internet connectivity.

Q:
Who may vote at the Meeting?

A:
Only holders of record of ROCC Common Stock as of the close of business on the Record Date may vote at the Meeting. As of the Record Date, there were 14,650,000 shares of ROCC Common Stock outstanding and entitled to vote. See “The Meeting of the ROCC’s Stockholders — Record Date; Who is Entitled to Vote” for further information.

Q:
What is the quorum requirement for the Meeting?

A:
The ROCC’s stockholders representing the majority of the shares of ROCC Common Stock issued and outstanding as of the Record Date and entitled to vote at the Meeting must be present in person by virtual attendance or represented by proxy in order to hold the Meeting and conduct business. This is called a quorum. Shares of ROCC Common Stock will be counted for purposes of determining if there is a quorum if the ROCC’s stockholder (i) is present and entitled to vote at the meeting or (ii) has properly submitted a proxy card or voting instructions through a bank, broker or other nominee. In the absence of a quorum, the ROCC’s stockholders representing the majority of the votes present in person by virtual attendance or represented by proxy at the Meeting may adjourn the Meeting until a quorum is present.

Q:
Am I required to vote against the Business Combination Proposal in order to have my Public Shares redeemed?

A:
No. You are not required to vote against the Business Combination Proposal in order to have the right to demand that ROCC redeem your Public Shares for cash equal to your pro rata share of the aggregate amount then on deposit in the Trust Account (including interest earned on your pro rata portion of the Trust Account, net of taxes payable). If the Business Combination is not consummated, holders of the Public Shares electing to exercise their redemption rights will not be entitled to receive such payments and their shares of ROCC Common Stock will be returned to them.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of the Public Shares and you seek to have your Public Shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time, on July 23, 2021 (at least two business days before the Meeting), that ROCC redeem your shares into cash and (ii) submit your request in writing to Continental, at the address listed at the end of this section and deliver your shares to Continental physically or electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit / Withdrawal at Custodian) System at least two business days before the Meeting. Any corrected or changed written demand of redemption rights must be received by Continental two business days before the Meeting. No demand for redemption will be honored unless the holder’s Public Shares have been delivered (either physically or electronically) to Continental at least two business days before the Meeting.

The holders of the Public Shares may seek to have their Public Shares redeemed regardless of whether they vote for or against the Business Combination Proposal and whether or not they are holders of ROCC Common Stock as of the Record Date. Any holder of the Public Shares who holds Public Shares on or before July 23, 2021 (two business days before the Meeting) will have the right to demand that such holder’s Public Shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account upon the consummation of the Business Combination. The actual per share redemption price will be equal to the aggregate amount then on deposit in the Trust Account (including interest earned on your pro rata portion of the Trust Account, net of taxes payable), divided by the number of shares of ROCC Common Stock underlying the Public Units. See “The Meeting of the

ROCC’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares of ROCC Common Stock for cash.

Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to an aggregate of 20% or more of the shares of ROCC Common Stock included in the Public Units (the “20% threshold”). Accordingly, all Public Shares in excess of the 20% threshold beneficially owned by a holder of the Public Shares or a “group” will not be redeemed for cash.

The ROCC’s stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and to effect delivery. It is ROCC’s understanding that the ROCC’s stockholders should generally allot at least two weeks to obtain physical certificates from Continental. However, ROCC does not have any control over this process and it may take longer than two weeks. The ROCC’s stockholders who hold their Public Shares in street name will have to coordinate with their bank, broker or other nominee to have their Public Shares certificated or delivered electronically.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with ROCC’s consent, until the vote is taken with respect to the Business Combination Proposal. If you delivered your Public Shares for redemption to Continental and decide within the required timeframe not to exercise your redemption rights, you may request that Continental return your Public Shares (physically or electronically). You may make such request by contacting Continental at the phone number or address listed under the question “— Who can help answer my questions?”

Q:
Will how I vote my Public Shares affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your Public Shares “FOR” or “AGAINST” the Business Combination Proposal or any other Proposal. As a result, the Merger Agreement can be approved by the ROCC’s stockholders who will redeem their Public Shares and no longer remain stockholders, leaving the ROCC’s stockholders who choose not to redeem their Public Shares holding shares in the Combined Company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the Nasdaq listing standards.

Q:
What are the U.S. federal income tax consequences of exercising my redemption rights with respect to my Public Shares?

A:
The U.S. federal income tax consequences of exercising redemption rights with respect to the Public Shares will depend on a holder’s particular facts and circumstances. See “Material U.S. Federal Income Tax Considerations” for a discussion of material U.S. federal tax consequences of the redemption of the ROCC Common Stock. We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights with respect to your Public Shares and to rely solely upon their advice.

Q:
How can I vote?

A:
If you are a stockholder of record, you may vote online at the virtual Meeting or vote by proxy using the proxy card, the Internet or telephone. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the virtual Meeting and vote online, if you choose.

To vote online at the virtual Meeting, follow the instructions under the question “— How may I participate in the virtual Meeting?” To vote using the proxy card, complete, sign and date the proxy card and return it in the self-addressed, postage-paid envelope. If you return your signed proxy card before the Meeting, we will vote your Public Shares as you direct in the proxy card. To vote via the telephone, call the telephone number on the enclosed proxy card, and easy-to-follow voice prompts will allow you to vote your Public Shares and confirm that your instructions have been properly recorded. To vote via the

Internet, please go to http://www.cstproxy.com/rothchacquisitionii/2021 and follow the instructions and confirm that your instructions have been properly recorded. Please have your proxy card handy when you call or go to the website.

Telephone and Internet voting for the ROCC’s stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern time, on July 26, 2021. After that, telephone and Internet voting will be closed and, if you want to vote your Public Shares, you will either need to ensure that your proxy card is received before the date of the Meeting or attend the virtual Meeting to vote your Public Shares.

If your Public Shares are registered in the name of your bank, broker or other nominee, you are the “beneficial owner” of such Public Shares and such Public Shares are considered as held in “street name.” If you are a beneficial owner of Public Shares registered in the name of your bank, broker or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your Public Shares electronically over the Internet or by telephone. A large number of banks and brokers offer Internet and telephone voting. If your bank, broker or other nominee does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you plan to vote at the virtual Meeting, you will need to contact Continental at the phone number or email below to receive a control number and you must obtain a valid proxy card from your bank, broker or other nominee reflecting the number of shares of ROCC Common Stock you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the Meeting for processing your control number.

After obtaining a valid proxy card from your bank, broker or other nominee, to register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your Public Shares along with your name and email address to Continental. Requests for registration should be directed by telephone to (917) 262-2373 or by email to proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern time, on July 22, 2021.

You will receive a confirmation of your registration by email after we receive your registration materials. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

Q:
How may I participate in the virtual Meeting?

A:
If you are a stockholder of record as of the Record Date, you should receive a proxy card from Continental, containing instructions on how to attend the virtual Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual Meeting by going to http://www.cstproxy.com/rothchacquisitionii/2021 and entering the control number found on the proxy card you previously received, as well as your name and email address. Once you pre-register, you can vote. At the start of the Meeting, you will need to re-log into http://www.cstproxy.com/rothchacquisitionii/2021 using your control number.

If your Public Shares are held in street name, and you would like to join and not vote, Continental will issue you a guest control number. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

Q:
Who can help answer any other questions I might have about the virtual Meeting?

A:
If you have any questions concerning the virtual Meeting (including accessing the Meeting by virtual means) or need help voting your shares of ROCC Common Stock, please contact Continental at 917-262-2373 or email proxy@continentalstock.com.

The notice of the Meeting, this proxy statement and form of proxy card are available at http://www.cstproxy.com/rothchacquisitionii/2021.

Q:
If my shares of ROCC Common Stock are held in “street name” by my bank, broker or other nominee, will they automatically vote my shares of ROCC Common Stock for me?

A:
No. If you are a beneficial owner of ROCC Common Stock and you do not provide voting instructions to your bank, broker or other nominee holding your shares of ROCC Common Stock of record for you, your shares of ROCC Common Stock will not be voted with respect to any Proposal for which your bank, broker or other nominee does not have discretionary authority to vote. If a Proposal is determined to be discretionary, your bank, broker or other nominee holding your shares of ROCC Common Stock of record is permitted to vote on the Proposal without receiving voting instructions from you. If a Proposal is determined to be non-discretionary, your bank, broker or other nominee holding your shares of ROCC Common Stock of record is not permitted to vote on the Proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other nominee of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Meeting. Each of the Proposals to be presented at the Meeting is a non-discretionary proposal. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other nominee of record holding your shares of ROCC Common Stock, your shares of ROCC Common Stock will not be voted with respect to any of the Proposals.

Broker non-votes will count as a vote “AGAINST” the Business Combination Proposal (Proposal 1) and the Charter Proposal (Proposal 2) and will have no effect on the vote for the Nasdaq Proposal (Proposal 3), the Directors Proposal (Proposal 4), the Incentive Plan Proposal (Proposal 5) and the Adjournment Proposal (Proposal 6).

Q:
What if I abstain from voting or fail to instruct my bank, broker or other nominee?

A:
ROCC will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the Meeting. For purposes of approval, an abstention will count as a vote “AGAINST” the Business Combination Proposal (Proposal 1) and the Charter Proposal (Proposal 2) and will have no effect on the vote for the Nasdaq Proposal (Proposal 3), the Directors Proposal (Proposal 4), the Incentive Plan Proposal (Proposal 5) and the Adjournment Proposal (Proposal 6).

Q:
If I have not yet submitted a proxy card, may I still do so?

A.
Yes. If you have not yet submitted a proxy card, you may do so by (i) visiting http://www.cstproxy.com/rothchacquisitionii/2021 and following the on-screen instructions (have your proxy card available when you access the webpage) or (ii) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the Meeting. You may revoke your proxy by (i) executing and returning a proxy card dated later than the previous one, (ii) by voting again via the Internet or (iii) by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Meeting. If you hold your shares of ROCC Common Stock through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. If you are a record holder of ROCC Common Stock, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy
P.O. Box 13581
Des Moines, Washington 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

Unless revoked, a proxy will be voted at the virtual Meeting in accordance with the ROCC’s stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR each of the Proposals.

Q:
What will happen if I return my proxy card without indicating how to vote?

A:
If you sign and return your proxy card without indicating how to vote on any particular Proposal, the shares of ROCC Common Stock represented by your proxy will be voted FOR each Proposal. Proxy cards that are returned without a signature will not be counted as present at the Meeting and cannot be voted.

Q:
Should I send in my share certificates now to have my shares of ROCC Common Stock redeemed?

A:
The ROCC’s stockholders who intend to have their Public Shares redeemed should send their certificates to Continental at least two business days before the Meeting. See “The Meeting of the ROCC’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.

Q:
Who will solicit the proxies and pay the cost of soliciting proxies for the Meeting?

A:
ROCC will pay the cost of soliciting proxies for the Meeting. ROCC has engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. ROCC has agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. ROCC will also reimburse banks, brokers or other nominees representing beneficial owners of ROCC Common Stock for their expenses in forwarding soliciting materials to beneficial owners of ROCC Common Stock and in obtaining voting instructions from those beneficial owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by electronic mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
What happens if I sell my shares of ROCC Common Stock before the Meeting?

A:
The Record Date for the Meeting is earlier than the date of the Meeting or the date that the Business Combination is expected to be consummated. If you transfer your shares of ROCC Common Stock after the Record Date, but before the Meeting, unless the transferee obtains from you a proxy to vote those shares of ROCC Common Stock, you would retain your right to vote at the Meeting, but will transfer ownership of the shares of ROCC Common Stock and will not hold an interest in ROCC after the Business Combination is consummated.

Q:
When is the Business Combination expected to be consummated?

A:
Assuming the requisite regulatory and stockholder approvals are received, ROCC expects that the Business Combination will be consummated as soon as possible following the Meeting.

Q:
Are the Reservoir’s stockholders required to approve the Business Combination?

A:
Yes. The Reservoir’s stockholders have already approved the Business Combination.

Q:
Are there risks associated with the Business Combination that I should consider in deciding how to vote?

A:
Yes. There are a number of risks associated with the Business Combination and other transactions contemplated by the Merger Agreement that are discussed in this proxy statement. Please read with particular care the detailed description of the risks described in “Risk Factors” section of this proxy statement.
Q:
May I seek statutory appraisal rights or dissenter rights with respect to my shares of ROCC Common Stock?

A:
No. Appraisal rights are not available to holders of shares of ROCC Common Stock in connection with the Business Combination. See “The Meeting of the ROCC’s Stockholders — Appraisal Rights.”

Q:
What happens if the Business Combination is not consummated?

A:
If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to the Current Charter, ROCC will be required to dissolve and liquidate as soon as reasonably practicable, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated. In any dissolution and liquidation of ROCC, the funds held in the Trust Account, plus any interest earned thereon (net of taxes payable), together with any remaining out-of-trust net assets, will be distributed pro rata to holders of shares of ROCC Common Stock who acquired their shares of ROCC Common Stock in the IPO or in the open market. The estimated consideration that each share of ROCC Common Stock would be paid at dissolution or liquidation would be approximately $10.00 per share for stockholders based on amounts on deposit in the Trust Account as of July 6, 2021. The closing price of ROCC Common Stock on Nasdaq as of July 6, 2021 was $9.95. The Initial Stockholders waived the right to any liquidation distributions with respect to any shares of ROCC Common Stock held by them.

Q:
What happens to the funds deposited in the Trust Account following the consummation of the Business Combination?

A:
Following the consummation of the Business Combination, holders of the Public Shares exercising redemption rights will receive their per share redemption price out of the funds in the Trust Account. The balance of the funds will be released to the Combined Company to fund working capital needs of the Combined Company. As of July 6, 2021, there was approximately $115,015,656 in the Trust Account. ROCC estimates that approximately $10.00 per outstanding share issued in the IPO will be paid to the holders of the Public Shares exercising their redemption rights.

Q:
Who will manage the Combined Company following the consummation of the Business Combination?

A:
As a condition to the consummation of the Business Combination, all of the executive officers and directors of ROCC, other than Mr. Adam Rothstein, will resign. It is expected that the Combined Company’s board of directors will be comprised of eight directors, of which seven directors will be designated by Reservoir and one director, Mr. Adam Rothstein, will be designated by ROCC. See “Management of the Combined Company” for additional information on directors and executive officers of the Combined Company following the consummation of the Business Combination.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact ROCC’s proxy solicitor at:

Advantage Proxy
P.O. Box 13581
Des Moines, Washington 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about ROCC from documents filed by ROCC with the SEC. See “Where You Can Find More Information.”

SUMMARY OF THIS PROXY STATEMENT
This summary highlights selected information contained in this proxy statement but does not contain all of the information that may be important to you. Accordingly, ROCC encourages you to read carefully this proxy statement, including the annexes and ROCC’s and Reservoir’s financial statements, including the accompanying notes, to fully understand the Business Combination before voting on the Proposals to be considered at the Meeting.
Unless otherwise specified, all share calculations assume no exercise of the redemption rights by the ROCC’s stockholders.
Parties to the Business Combination
ROCC
ROCC is a Delaware blank check company established for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities. Although our efforts to identify a prospective target business are not limited to a particular geographic region or industry, we have focused on private companies in the business services, consumer, healthcare, technology, wellness or sustainability industry sectors. ROCC has until December 15, 2022 to consummate the Business Combination or an initial business combination.
On December 15, 2020, we consummated the IPO of 11,500,000 Public Units at $10.00 per Public Unit, generating gross proceeds of $115,000,000. Simultaneously with the consummation of the IPO, we consummated the sale of 275,000 Private Units in a private placement transaction to the Initial Stockholders, generating gross proceeds of $2,750,000.
After deducting the underwriting discounts, offering expenses and commissions from the IPO and the sale of the Private Units, a total of $115,000,000 of the net proceeds from the IPO and the sale of the Private Units was deposited into the Trust Account established for the benefit of the holders of the Public Shares, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of July 6, 2021, ROCC had cash of $124,392 outside of the Trust Account. The net proceeds deposited into the Trust Account remain on deposit in the Trust Account earning interest. As of July 6, 2021, there was $115,015,656 held in the Trust Account.
In accordance with the Current Charter, the amounts held in the Trust Account may only be used by ROCC upon the consummation of the Business Combination or an initial business combination, except that there can be released to ROCC, from time to time, any interest earned on the funds in the Trust Account that it may need to pay its tax obligations. The remaining interest earned on the funds in the Trust Account will not be released until the earlier of the consummation of the Business Combination or an initial business combination and ROCC’s dissolution or liquidation. If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to the Current Charter, ROCC will be required to dissolve and liquidate as soon as reasonably practicable, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
The ROCC Units, ROCC Common Stock and ROCC Warrants are currently listed on Nasdaq under the symbols “ROCCU,” “ROCC” and “ROCCW,” respectively. The ROCC Units commenced trading on Nasdaq on December 11, 2020, and ROCC Common Stock and ROCC Warrants commenced separate trading from the ROCC Units on January 5, 2021.
ROCC’s principal executive offices are located at 888 San Clemente Drive, Suite 400, Newport New, California 92660, and its telephone number is (949) 887-0331.
Merger Sub
ROCC Merger Sub Inc., is a wholly-owned subsidiary of ROCC, incorporated in the State of Delaware on September 16, 2020 to consummate the Business Combination. Merger Sub will merge with and into Reservoir, with Reservoir surviving the merger as a wholly-owned subsidiary of ROCC.

Reservoir
Reservoir is one of the world’s leading independent music companies based in New York with offices in Los Angeles, Nashville, Toronto, London and Abu Dhabi. Reservoir holds a regular Top 10 U.S. Market Share according to Billboard’s Publishers Quarterly, was twice named Publisher of the Year by Music Business Worldwide’s The A&R Awards in 2017 and 2019, won Independent Publisher of the Year at the 2020 Music Week Awards and is nominated again for the same category in 2021. It operates a music publishing business, a record label, a management business and a rights management society in the Middle East. Reservoir’s publishing catalog includes historic pieces written and performed by greats like Billy Strayhorn, Hoagy Carmichael and John Denver. Reservoir’s stable of active songwriters, including James Fauntleroy, Ali Tamposi and Jamie Hartman, have contributed to current award-winning hits performed by the likes of Justin Bieber, Ariana Grande, Camila Cabello, Bruno Mars, John Legend, Lizzo and more.
Reservoir’s music publishing business contributed approximately $67 million to its revenues for the year ended March 31, 2021, representing approximately 83% of its revenues. Reservoir now represents over 130,000 copyrights with titles dating back as far as 1900 and hundreds of #1 releases worldwide. The music is at the heart of everything Reservoir does and, as such, its M&A practice and its active songwriter business is committed to both catalog acquisition and expansion of the roster strategically, driven by the quality of the music.
Reservoir’s recorded music business is home to Chrysalis Records and Philly Groove Records representing artists like The Delfonics, Sinead O’Connor and Generation X. Its recorded music business contributed approximately $12 million to its revenues for the year ended March 31, 2021, representing approximately 15% of its revenues. Reservoir looks at its recorded music business as one that is poised for growth and ingestion of new master recordings through its M&A practice.
The mailing address of Reservoir’s principal executive office is 75 Varick Street, 9th Floor, New York, New York 10013, and its telephone number is (212) 675-0541.
See “Information About Reservoir,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Reservoir” and “Management of Reservoir.”
The Business Combination and the Merger Agreement
On April 14, 2021, ROCC, Merger Sub and Reservoir entered into the Merger Agreement, pursuant to which a business combination between ROCC and Reservoir will be effected through the merger of Merger Sub with and into Reservoir, with Reservoir surviving the merger as a wholly-owned subsidiary of ROCC (the “Surviving Subsidiary”).
Immediately prior to the Effective Time, each share of Reservoir Preferred Stock, that is issued and outstanding immediately prior to the Effective Time shall be automatically converted immediately prior to the Effective Time into a number of shares of Reservoir Common Stock, at the then-effective conversion rate as calculated pursuant to Reservoir’s certificate of incorporation (the “Reservoir Preferred Stock Conversion”). The Reservoir Preferred Stock Conversion will be contingent on the occurrence of the Effective Time. All of the shares of Reservoir Preferred Stock converted into shares of Reservoir Common Stock pursuant to the Reservoir Preferred Stock Conversion will no longer be outstanding and will cease to exist, and each holder of Reservoir Preferred Stock will thereafter cease to have any rights with respect to such shares of Reservoir Preferred Stock.
At the Effective Time and following the Reservoir Preferred Stock Conversion, by virtue of the Business Combination and without any action on the part of ROCC, Merger Sub, Reservoir or the holders of any of the securities thereof:
•
each share of Reservoir Common Stock (including Reservoir Common Stock resulting from the Company Preferred Stock Conversion, the “As-Converted Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time (other than the shares of Reservoir Common Stock held in the treasury of Reservoir) will be canceled and converted into the right to receive the number of shares of ROCC Common Stock equal to the Exchange Ratio (the “Per Share Merger Consideration”);

•
each share of Reservoir Common Stock held in the treasury of Reservoir will be cancelled without any conversion thereof and no payment or distribution will be made with respect thereto;

•
each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.00001 per share, of the Surviving Subsidiary; and

•
each option to acquire a share of Reservoir Common Stock pursuant to the Reservoir Holdings, Inc. 2019 Long Term Incentive Plan, dated as of April 23, 2019 (a “Reservoir Option”), that is outstanding immediately prior to the Effective Time will be converted into an option to purchase a number of shares of ROCC Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Reservoir Common Stock subject to such Reservoir Option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of such Reservoir Option immediately prior to the Effective Time divided by (ii) the Exchange Ratio; provided, however, that the exercise price and the number of shares of ROCC Common Stock purchasable pursuant to the Exchanged Options will be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any Exchanged Option to which Section 422 of the Code applies, the exercise price and the number of shares of ROCC Common Stock purchasable pursuant to such option will be determined in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code; provided, further, that, except as specifically provided above, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Reservoir Option immediately prior to the Effective Time.

Contemporaneously with the execution of the Merger Agreement, the holders of 100% of Reservoir Common Stock and the Reservoir Preferred Stock provided their unanimous written consent pursuant to which such holders approved the Reservoir Preferred Stock Conversion, the Merger Agreement, the Business Combination and the other transactions contemplated by the Merger Agreement, in accordance with applicable law and Reservoir’s organizational documents.
See “Proposal 1 — The Business Combination Proposal” for additional information about the Business Combination Proposal, the Merger Agreement and the related agreements entered or to be entered into connection therewith. A copy of the Merger Agreement is attached to this proxy statement as Annex A.
Conditions to the Closing
Each party’s obligation to consummate the Business Combination will be subject to the satisfaction (or waiver by such party, if permissible under applicable Law) on or prior to the date on which the Closing shall occur (the “Closing Date”) of the following conditions:
•
absence of any law or order which (i) is in effect and (ii) has the effect of preventing, prohibiting, enjoining or making illegal, the consummation of the Business Combination (a “Closing Legal Impediment”);

•
the Business Combination and each of the Proposals have been approved by the requisite vote of the ROCC’s stockholders;

•
the ROCC Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement (including the PIPE Investment) will have been approved for listing on Nasdaq, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders;

•
ROCC’s redemption offer to ROCC’s stockholders will have been completed in accordance with the terms of the Merger Agreement and this proxy statement;

•
ROCC has net tangible assets of at least $5,000,001 after all redemptions of public shares upon consummation of the Business Combination;

•
all applicable waiting periods (and any extensions thereof) under the HSR Act in respect of the Business Combination will have expired or been terminated;

•
the PIPE Investment has been consummated pursuant to the Subscription Agreements;

•
the refinancing of Reservoir’s existing credit agreement as contemplated by the executed debt commitment letter, dated as of April 14, 2021, by and between Reservoir Media Management and Truist Bank (together with the related fee letter, the “Debt Commitment Letters”) or any other credit facility on terms not materially less favorable in the aggregate to Reservoir than the refinancing contemplated by the Debt Commitment Letters (or, if applicable, receipt of the approval of the required lenders under Reservoir Media Management’s existing credit agreement) shall have been consummated or will be concurrently consummated with the Closing; and

•
either (i) a registration statement on Form S-1 (or other applicable form) with respect to the resale of (x) ROCC Common Stock issuable pursuant to the PIPE Investment and (y) the aggregate Per Share Merger Consideration issuable pursuant to the Merger Agreement shall have been declared effective by the SEC or (ii) ROCC shall have been telephonically advised by the staff of the SEC that it will grant ROCC’s request to accelerate the effectiveness of such registration statement.

In addition, the obligation of ROCC and Merger Sub to consummate the Business Combination will be subject to the satisfaction (or waiver, if permissible under applicable Law) of the following conditions, among others:
•
certain fundamental representations and warranties of Reservoir (the “Fundamental Representations”) shall be true and correct in all material respects at and as of the Closing Date as though such fundamental representations and warranties were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date);

•
all representations and warranties of Reservoir, other than the Fundamental Representations, shall be true and correct at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date), except to the extent (i) of changes or developments contemplated by the terms of the Merger Agreement or (ii) the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Reservoir;

•
Reservoir shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date; and

•
absence of any event that is continuing that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Reservoir.

In addition, the obligation of Reservoir to consummate the Business Combination is further subject to the satisfaction or waiver of the following conditions, among others:
•
the representations and warranties of ROCC and Merger Sub set forth in the Merger Agreement shall be true and correct in all material respects, as of the date of the Merger Agreement and as of the Closing Date, except (i) to the extent of changes or developments contemplated by the terms of the Merger Agreement, or (ii) for such representations and warranties that speak as of a specific date or time (which need be true and correct only as of such date or time);

•
ROCC and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by ROCC and Merger Sub at or prior to the Closing;

•
absence of any event that is continuing that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on ROCC;

•
all members of the ROCC Board and all officers of ROCC will have executed written resignations effective as of the Effective Time;

•
the directors to be appointed pursuant to the Directors Proposal will have been appointed to the board of directors of the Combined Company effective as of the Closing;

•
the Current Charter will have been amended and restated in the form of the Proposed Charter pursuant to the Charter Proposal;

•
except for the shares of ROCC Common Stock issued pursuant to the Subscription Agreements, from the date of the Merger Agreement through the Closing, no shares of ROCC Common Stock will have been issued to any person;

•
ROCC shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, dated as of the Closing Date, to the effect that, on the basis of the facts and representations and assumptions set forth or referred to in such opinion and the tax representation letters, for U.S. federal income tax purposes, the Business Combination will qualify as a “reorganization” within the meaning of Section 368(a) of the Code; and

•
the amount of cash available to be released from the Trust Account minus (x) the sum of all payments to be made as a result of the completion of ROCC’s redemption offer and any redemptions of ROCC Common Stock, minus (y) ROCC’s transaction expenses, minus (z) to the extent not included in ROCC’s transaction expenses, the sum of all outstanding deferred, unpaid or contingent underwriting, broker’s or similar fees, commissions or expenses owed by ROCC, Merger Sub or their respective affiliates plus the amount of cash that has been funded to ROCC pursuant to the Subscription Agreements as of immediately prior to the Closing is equal to or greater than the $125,000,000 (the “Minimum Cash Condition”).

Termination
The Merger Agreement may be terminated and the Business Combination abandoned at any time prior to the Effective Time:
•
by ROCC or Reservoir, if (i) ROCC and Reservoir provide mutual written consent, (ii) the Business Combination does not occur on or before October 14, 2021 (the “Outside Date”); provided, however, that the right to terminate the Merger Agreement under the clause described in this clause (ii) will not be available to a party if the failure of the Business Combination to have been consummated on or before the Outside Date was due to such party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, (iii) if any Closing Legal Impediment is in effect and has become final and non-appealable or (iv) if the approval of the Proposals is not obtained at the Meeting or any adjournment or postponement thereof;

•
by Reservoir upon written notice to ROCC, (i) in the event of a breach of any representation, warranty, covenant or agreement on the part of ROCC or Merger Sub, such that the conditions specified in the Merger Agreement would not be satisfied at the Closing, and which, (x) with respect to any such breach that is capable of being cured, is not cured by ROCC or Merger Sub within 30 days after receipt of written notice thereof, or (y) is incapable of being cured prior to the Outside Date; provided, however, that Reservoir will not have such right to terminate the Merger Agreement if it is then in breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement such that the conditions specified in the Merger Agreement would not be satisfied at the Closing, (ii) if ROCC’s covenants to (x) obtain and deliver the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement as the sole stockholder of Merger Sub or (y) take certain efforts to consummate the Business Combination and the other transaction contemplated by the Merger Agreement, in each case, are not timely performed; or (iii) in the event of a ROCC change in recommendation; or

•
by ROCC upon written notice to Reservoir, in the event of a breach of any representation, warranty, covenant or agreement on the part of Reservoir, such that the conditions specified in the Merger Agreement would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by Reservoir within 30 days after receipt of written notice thereof, or (ii) is incapable of being cured prior to the Outside Date; provided, however, that ROCC will not have such right to terminate the Merger Agreement if it is then in breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement or if Reservoir has filed (and is then pursuing) an action seeking specific performance.

Regulatory Approvals
Under the HSR Act, and the related rules and regulations issued by the Federal Trade Commission (the “FTC”), certain transactions, including the Business Combination, may not be consummated until notifications have been given and specified information and documentary material have been furnished to the FTC and the United States Department of Justice (the “DOJ”), and the applicable waiting periods have expired or been terminated. The completion of the Business Combination is conditioned upon the expiration or early termination of the HSR Act waiting period. We and Reservoir filed our respective notification and report forms under the HSR Act with the DOJ and the FTC. The initial 30-day waiting period expired at 11:59 p.m., Eastern time, on Friday, May 21, 2021.
Management
All of the directors of the ROCC Board will resign on or prior to the Closing Date. The Combined Company’s board of directors will be comprised of eight directors, of which seven directors will be designated by Reservoir and one director, Mr. Adam Rothstein, will be designated by ROCC. See “Management of the Combined Company” for additional information on directors and executive officers of the Combined Company following the consummation of the Business Combination.
Other Agreements Relating to the Business Combination
Subscription Agreements and PIPE Registration Rights Agreement
In connection with the Business Combination, ROCC has entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors to purchase shares of ROCC Common Stock which will be issued in connection with the Closing (the “PIPE Shares”), for an aggregate cash amount of $150,000,000 at a purchase price of $10.00 per share, in a private placement transaction. Certain offering related expenses are payable by ROCC, including customary fees payable to the placement agents, Roth and Craig-Hallum aggregating approximately $5.8 million. The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Business Combination and to satisfy the Minimum Cash Condition.
The PIPE Shares are identical to the shares of ROCC Common Stock that will be held by ROCC’s public stockholders at the time of the Closing, other than that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC at the time of the Closing.
The closing of the sale of PIPE Shares (the “PIPE Closing”) will be contingent upon the substantially concurrent consummation of the Business Combination. The PIPE Closing will occur on the date of, and immediately prior to, the consummation of the Business Combination. The PIPE Closing will be subject to customary conditions, including:
•
the PIPE Shares shall have been approved for listing on Nasdaq;

•
all representations and warranties of ROCC and the investor contained in the relevant Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined in the Subscription Agreements), which representations and warranties shall be true in all respects) at, and as of, the PIPE Closing;

•
as of the Closing Date, there has been no material adverse change in the business, properties, financial condition, stockholders’ equity or results of operations of ROCC and its subsidiaries taken as a whole since the date of the Subscription Agreement (other than the election by holders of the ROCC Common Stock to exercise redemption rights in connection with the Meeting to approve the Business Combination Proposal);

•
all conditions precedent to the Closing of the Business Combination, including the approval by ROCC’s stockholders, shall have been satisfied or waived; and

•
either (i) a registration statement on Form S-1 (or other applicable form) with respect to the resale of (x) ROCC Common Stock issuable pursuant to the PIPE Investment and (y) the aggregate Per Share Merger Consideration issuable pursuant to the Merger Agreement shall have been declared effective by the SEC or (ii) ROCC shall have been telephonically advised by the staff of the SEC that it will grant ROCC’s request to accelerate the effectiveness of such registration statement.

Each Subscription Agreement will terminate upon the earlier to occur of (i) such date and time as the Merger Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties to the Subscription Agreement, (iii) any of the conditions to the PIPE Closing are not satisfied or waived on or prior to the PIPE Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement are not consummated at the PIPE Closing or (iv) October 14, 2021.
Pursuant to the registration rights agreement, dated as of April 14, 2021 (the “PIPE Registration Rights Agreement”) ROCC agreed to file (at ROCC’s sole cost and expense) a registration statement registering the resale of the shares of ROCC Common Stock to be purchased in the private placement (the “PIPE Resale Registration Statement”) with the SEC no later than the 5th business day following the date ROCC first files the Proxy Statement with the SEC. ROCC will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective no later than the 60th calendar day following the PIPE Closing Date (or, in the event the SEC notifies ROCC that it will “review” the PIPE Resale Registration Statement, the 90th calendar day following the Closing Date).
Support Agreement
On April 14, 2021, contemporaneously with the execution of the Merger Agreement, each of the Initial Stockholders entered into a support agreement (the “Support Agreement”) with Reservoir, pursuant to which each of the Initial Stockholders agreed to vote all shares of ROCC Common Stock beneficially owned by such Initial Stockholder in favor of each of the Proposals and against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of ROCC under the Merger Agreement or that would reasonably be expected to result in the failure of the transactions contemplated by the Merger Agreement from being consummated. Pursuant to the Support Agreement, the Initial Stockholders also agreed not to sell or transfer any shares of ROCC Common Stock beneficially owned by them (subject to customary permitted exceptions) and not to take any action that would make any representation or warranty of the Initial Stockholders contained in the Support Agreement untrue or incorrect or have the effect of preventing or disabling the Initial Stockholders from performing their obligations under the Support Agreement.
Lockup Agreement
On April 14, 2021, contemporaneously with the execution of the Merger Agreement, ROCC and certain stockholders and executive officers of Reservoir (such stockholders and executive officers of Reservoir, the “Lockup Parties”) have entered into the lockup agreement (the “Lockup Agreement”), pursuant to which each Lockup Party has agreed to transfer restrictions that apply to any shares of ROCC Common Stock received by such Lockup Party as Per Share Merger Consideration, any shares of ROCC Common Stock issuable upon the exercise of options to purchase shares of ROCC Common Stock held by such Lockup Party immediately after the Effective Time and any securities convertible into, or exercisable or exchangeable for, shares of ROCC Common Stock held by such Lockup Party immediately after the Effective Time (collectively, the “Lockup Shares”). Each Lockup Party has agreed that it will not, directly or indirectly, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of (i) 50% of the Lockup Shares owned by such Lockup Party during the period beginning at the Effective Time and ending on the date that is the earlier of (x) 180 days after the date of the Closing and (y) the date on which the closing price of the shares of ROCC Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period commencing after the Closing and (ii) the remaining 50% of the Lockup Shares owned by such Lockup Party during the period beginning at the Effective Time and ending on the date that is 180 days after the date of the Closing, in each case, subject to certain exceptions set forth in the Lockup Agreement. The Lockup Agreement will become effective upon the consummation of the Business Combination.
Stockholders Agreement
In connection with the execution of the Merger Agreement, ROCC entered into the stockholders agreement, dated as of April 14, 2021 (the “Stockholders Agreement”), with the Sponsor and Reservoir. The Stockholders Agreement will become effective upon the consummation of the Business Combination. Pursuant to the terms of the Stockholders Agreement, for a period of two years following the Closing, the Combined Company will be obligated to nominate an individual for election to the Combined Company’s board of directors, or any committee thereof, that is mutually selected by the Sponsor and the Combined

Company. The initial designee to the Combined Company’s board of directors is Adam Rothstein. In addition, pursuant to the Stockholders Agreement, for a period of two years following the Closing, the Sponsor has agreed to vote, or cause to be voted, at any meeting of the Combined Company’s stockholders called for the purpose of electing the applicable class of directors all of the shares of ROCC Common Stock held by the Sponsor in favor of the election of an individual mutually selected by the Sponsor and the Combined Company.
Debt Commitment Letters
In connection with the Business Combination, Reservoir Media Management has entered into the Debt Commitment Letters with Truist Bank. Pursuant to the Debt Commitment Letters, Truist Bank has, subject to the satisfaction of customary conditions, committed to arrange and underwrite credit facilities in an aggregate amount of up to $248,750,000 to refinance the existing senior secured revolving credit facility of Reservoir Media Management (the “Debt Refinancing,” and such new facility, the “New Senior Credit Facility”). The New Senior Credit Facility is expected to mature in October 2024 and it is expected that each of ROCC and Reservoir will provide guarantees of Reservoir Media Management’s obligations under the New Senior Credit Facility upon the consummation of the Business Combination. It is further expected that substantially all of the tangible and intangible assets of ROCC, Reservoir, Reservoir Media Management and certain of its subsidiaries will be pledged as collateral, in each case, to secure the obligations of Reservoir Media Management under the New Senior Credit Facility. The New Senior Credit Facility is expected to contain customary covenants limiting certain actions of ROCC and its subsidiaries, including the ability to, among other things, incur debt or liens, merge or consolidate with others, make investments, make cash dividends, redeem or repurchase capital stock, dispose of assets, enter into transactions with affiliates or enter into certain restrictive agreements. In addition, it is expected that the New Senior Credit Facility will require Reservoir Media Management to comply with financial covenants requiring Reservoir Media Management to maintain (i) a total leverage ratio of no greater than 6.00:1.00 as of the end of each fiscal quarter, (ii) a fixed charge coverage ratio of not less than 1.25:1.00 for each four fiscal quarter period and (iii) a consolidated senior debt to library value ratio of 0.55, subject to certain adjustments. In addition to payment of the fees and expenses related to the Debt Refinancing, proceeds of the New Senior Credit Facility may be used to finance Reservoir Media Management’s music publishing investments and for other general corporate purposes. The obligations of Truist Bank under the Debt Commitment Letters to provide the New Senior Credit Facility are subject to customary conditions, including the substantially concurrent consummation of the Business Combination.
Amended and Restated Registration Rights Agreement
In connection with the execution of the Merger Agreement, ROCC entered into the amended and restated registration rights agreement, dated as of April 14, 2021 (the “Amended and Restated Registration Rights Agreement”), with certain holders of ROCC Common Stock and the holders of all of Reservoir Common Stock. The Amended and Restated Registration Rights Agreement will become effective upon the consummation of the Business Combination. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, ROCC has agreed to grant to the holders of Reservoir Common Stock the same rights to registration of the shares of ROCC Common Stock to be received by the holders of Reservoir Common Stock in connection with the consummation of the Business Combination as the holders of ROCC Common Stock signatory to the ROCC Registration Rights Agreement (as defined herein) were granted in connection with the IPO. See “Certain Relationships and Related Party Transactions — ROCC’s Relationships and Related Party Transactions — ROCC Registration Rights Agreement” for a description of the ROCC Registration Rights Agreement.
Votes Required for Approval
As of the Record Date, there were 14,650,000 shares of ROCC Common Stock issued and outstanding. Only the ROCC’s stockholders who hold shares of ROCC Common Stock of record as of the Record Date are entitled to vote at the Meeting or any adjournment or postponement thereof. Below are the required votes for each of the Proposals:
•
Proposal 1 — Approval of the Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of ROCC Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Business Combination Proposal.
•
Proposal 2 — Approval of the Charter Proposal requires the affirmative vote, present in person by virtual attendance or represented by proxy, of the majority of the issued and outstanding shares of ROCC Common Stock. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Proposal.

•
Proposal 3 —  Approval of the Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.

•
Proposal 4 — Approval of the Directors Proposal requires the affirmative vote by the plurality of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.

•
Proposal 5 — Approval of the Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.

•
Proposal 6 — Approval of the Adjournment Proposal requires the affirmative vote of the majority of the shares of ROCC Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.

Pursuant to the Letter Agreement and the Support Agreement, the Initial Stockholders holding an aggregate of 3,150,000 shares of ROCC Common Stock have agreed to vote their respective shares of ROCC Common Stock in favor of each of the Proposals.
Appraisal Rights
Appraisal rights are not available to holders of shares of ROCC Common Stock in connection with the Business Combination.
Redemption Rights
Pursuant to the Current Charter, holders of the Public Shares may elect to have their Public Shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of the then outstanding Public Shares. As of July 6, 2021, this would have amounted to approximately $10.00 per share.
You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
hold Public Shares, or

hold Public Shares through Public Units and you elect to separate your Public Units into Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and
(ii)
prior to 5:00 p.m., Eastern Time, on July 23, 2021, (x) submit a written request to Continental to redeem your Public Shares for cash and (y) deliver your Public Shares to Continental, physically or electronically through DTC.

Holders of outstanding Public Units must separate the Public Units into the Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If the Public Units are registered in a holder’s own name, such holder must deliver the certificate for its Public Units to Continental, with written instructions to separate the Public Units into the Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder may then exercise his, her or its redemption rights upon the separation of the Public Units into the Public Shares and Public Warrants.
If a holder of the Public Shares exercises its redemption rights, then such holder will be exchanging its Public Shares for cash and will no longer own shares of the Combined Company. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its Public Shares (either physically or electronically) to Continental in accordance with the procedures described herein. See “The Meeting of the ROCC’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Interests of Certain Persons in the Business Combination
When you consider the recommendation of the ROCC Board in favor of the approval of the Business Combination Proposal and the other Proposals, you should keep in mind that the Sponsor and ROCC’s executive officers and directors have interests in the Proposals that are different from, or in addition to, and which may conflict with, your interest as a stockholder of ROCC. These interests include, among other things:
•
unless ROCC consummates the Business Combination or an initial business combination prior to December 15, 2022, Roth and Craig-Hallum will not be entitled to a fee equal to 4.5% of the gross proceeds of the IPO equal to approximately $5.2 million under the Business Combination Marketing Agreement or a fee of approximately $5.8 million for acting as placement agents in the PIPE Investment and the Sponsor and ROCC’s executive officer and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and the concurrent private placement of the Private Units not deposited in the Trust Account;

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of ROCC Common Stock held by them if we fail to consummate the Business Combination or an initial business combination prior to December 15, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, CR Financial Holdings, Inc. and the Sponsor have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

•
the fact that, with certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (x) six months after the date of the consummation of the Business Combination and (y) the date on which the closing price of ROCC Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination and the remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of the Business Combination or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of ROCC Common Stock for cash, securities or other property;

•
the fact that CR Financial Holdings, Inc., an entity affiliated with Roth, purchased an aggregate of 100 shares of ROCC Common Stock for an aggregate purchase price of $25,000 in February 2019 and such 100 shares of ROCC Common Stock resulted in an aggregate of 2,875,000 shares of ROCC Common Stock held by CR Financial Holdings, Inc. (after (i) the declaration of a stock dividend of 43,125 shares of ROCC Common Stock for each share of ROCC Common Stock then outstanding in June 2020 and (ii) a transfer back to us of 1,437,500 shares of ROCC Common Stock for nominal consideration, which shares were then cancelled but prior to the sale of 745,840 shares of ROCC Common Stock to the Sponsor and certain of our executive officers and directors);
•
the fact that the Sponsor and certain of our executive officers and directors purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares of ROCC Common Stock for an aggregate purchase price of $6,485.56, and the Founder Shares will have a significantly higher value at the time of the consummation of the Business Combination;

•
the continued indemnification of ROCC’s executive officers and directors and the continuation of ROCC’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

•
the fact that Mr. Adam Rothstein will continue as a member of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors; and

•
the fact that the Sponsor and ROCC’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal.

See “Proposal 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” for additional information.
Anticipated Accounting Treatment
The Business Combination will be accounted for as a “reverse recapitalization” in accordance with GAAP. Under this method of accounting, ROCC will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that, following the consummation of the Business Combination, the Reservoir’s stockholders are expected to have a majority of the voting power of the Combined Company, Reservoir will comprise all of the ongoing operations of the Combined Company, Reservoir will comprise a majority of the governing body of the Combined Company and Reservoir’s senior management will comprise all of the senior management of the Combined Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Reservoir issuing shares for the net assets of ROCC, accompanied by a recapitalization. The net assets of ROCC will be stated at historical costs. No goodwill or other intangible assets will be recorded. Operations prior to the consummation of the Business Combination will be those of Reservoir.
Recommendations of the ROCC Board and Reasons for the Business Combination
After careful consideration of the terms and conditions of the Merger Agreement, the ROCC Board has determined that the Business Combination and the transactions contemplated thereby are fair to, and in the best interests of, ROCC and the ROCC’s stockholders. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the ROCC Board reviewed various industry and financial data and the evaluation of materials provided by Reservoir. The ROCC Board did not obtain a fairness opinion on which to base its assessment. The ROCC Board recommends that ROCC stockholders vote:
•
FOR the Business Combination Proposal (Proposal 1);

•
FOR the Charter Proposal (Proposal 2);

•
FOR the Nasdaq Proposal (Proposal 3);

•
FOR the Directors Proposal (Proposal 4);

•
FOR the Incentive Plan Proposal (Proposal 5); and

•
FOR the Adjournment Proposal (Proposal 6).

Risk Factors
In evaluating the Business Combination and the Proposals to be considered and voted on at the Meeting, you should carefully review and consider the risk factors set forth under “Risk Factors.” The occurrence of one or more of the events or circumstances described under “Risk Factors,” alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of ROCC and Reservoir to consummate the Business Combination, and (ii) the business, cash flows, financial condition and results of operations of the Combined Company following the consummation of the Business Combination. Such risks include, but are not limited to:
Risks Related to Reservoir’s Business and Operations
•
Reservoir may be unable to compete successfully in the highly competitive markets in which it operates and may suffer reduced profits as a result;

•
Reservoir’s prospects and financial results may be adversely affected if Reservoir fails to identify, sign and retain recording artists and songwriters and by the existence or absence of superstar releases;

•
Reservoir’s business operations in some foreign countries subject it to trends, developments or other events which may adversely affect its results of operations;

•
Reservoir’s business may be adversely affected by competitive market conditions, and it may not be able to execute its business strategy;

•
Reservoir’s ability to operate effectively could be impaired if it fails to attract and retain its executive officers;

•
Reservoir’s management team has limited experience in operating a public company, and failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could impair Reservoir’s ability to produce timely and accurate financial statements or to comply with applicable regulations;

•
a significant portion of Reservoir’s revenues are subject to rate regulation either by government entities or by local third-party collecting societies throughout the world and rates on other income streams may be set by governmental proceedings, which may limit Reservoir’s profitability;

•
as part of its growth strategy, Reservoir intends to acquire, combine with or invest in other businesses and will face risks inherent in such transactions;

•
the enactment of legislation limiting the terms by which an individual can be bound under a “personal services” contract could impair Reservoir’s ability to retain the services of key artists;

•
if Reservoir’s recording artists and songwriters are characterized as employees, Reservoir would be subject to employment and withholding liabilities;

•
if streaming adoption or revenues grows less rapidly or levels off, Reservoir’s prospects, business, cash flows, financial condition and results of operations may be adversely affected;

•
Reservoir is substantially dependent on a limited number of digital music services for the online distribution and marketing of its music, and they are able to significantly influence the pricing structure for online music stores and may not correctly calculate royalties under license agreements; and

•
because Reservoir’s success depends substantially on its ability to maintain a professional reputation, adverse publicity concerning Reservoir or its artists, songwriters or key personnel could adversely affect its business.

Risks Related to Intellectual Property and Data Security
•
Failure to obtain, maintain, protect and enforce Reservoir’s intellectual property rights could substantially harm its business, operating results and financial condition;

•
assertions or allegations, even if not true, that Reservoir has infringed or violated intellectual property rights could harm its reputation and business, cash flows, financial condition and results of operations;

•
digital piracy and/or security information breaches through cyber security attacks or otherwise could adversely impact Reservoir’s business, cash flows, financial condition and results of operations; and

•
Reservoir faces a potential loss of catalog to the extent that its recording artists have a right to recapture rights in their recordings under the U.S. Copyright Act.

Risks Related to ROCC and the Business Combination
•
There is no guarantee that a stockholder’s decision whether to redeem its Public Shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position;

•
the Initial Stockholders have agreed to vote in favor of the Business Combination Proposal and the other Proposals described in this proxy statement, regardless of how the ROCC’s public stockholders vote;

•
the Sponsor, ROCC’s executive officers and directors and certain affiliates of ROCC may have certain conflicts in connection with the Business Combination, since certain of their interests are different from, or in addition to, your interests as a stockholder of ROCC;

•
if ROCC’s security holders exercise their registration rights with respect to the Founder Shares, the Private Units and the underlying securities, it may have an adverse effect on the market price of ROCC’s securities;

•
ROCC will not obtain an opinion from an unaffiliated third party as to the fairness of the Business Combination to the ROCC’s stockholders;

•
if the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of ROCC’s securities may decline;

•
the unaudited pro forma condensed combined financial information contained in this proxy statement may not be indicative of what the Combined Company’s actual financial condition or results of operations would have been;

•
the obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may divert from our business operations;

•
the Combined Company will be required to meet the initial listing requirements to be listed on Nasdaq but the Combined Company may be unable to maintain the listing of its securities in the future;

•
ROCC may waive one or more of the conditions to the consummation of the Business Combination without resoliciting stockholder approval for the Business Combination Proposal;

•
the ROCC’s stockholders will experience immediate dilution as a consequence of the issuance of ROCC Common Stock as consideration in the Business Combination, and having a minority share position may reduce the influence that the ROCC’s current stockholders have on the management of ROCC; and

•
the Combined Company’s substantial indebtedness could adversely affect its business, cash flows, financial condition and results of operations.

Risks Related to the Combined Company’s Common Stock
•
The market price of the Combined Company’s common stock is likely to be highly volatile, and you may lose some or all of your investment; and

•
because the Combined Company does not anticipate paying any cash dividends in the foreseeable future, capital appreciation, if any, would be your sole source of gain.

SELECTED HISTORICAL FINANCIAL INFORMATION OF ROCC
The following tables set forth certain selected historical financial information of ROCC as of December 31, 2020 and for the three months ended March 31, 2021 and 2020. The selected historical financial information as of December 31, 2020 has been derived from, and should be read together with, ROCC’s financial statements, including the accompanying notes, as of such dates and for such periods, contained elsewhere in this proxy statement, which have been audited by Marcum LLP, as independent registered public accounting firm. The selected historical financial information as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 has been derived from, and should be read together with, ROCC’s unaudited condensed financial statements as of such date and for such periods, contained elsewhere in this proxy statement. ROCC’s results of operations and financial condition presented below do not purport to be indicative of its results of operations or financial condition as of any future date or for any future period.
The selected historical consolidated financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ROCC,” “Unaudited Pro Forma Condensed Combined Financial Information,” and ROCC’s financial statements and Reservoir’s consolidated financial statements, in each case, including the accompanying notes, contained elsewhere in this proxy statement.
	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Income Statement Data:
Formation and operational costs	$204,239	$85
Loss from operations	(204,239)	(85)
Other income:
Interest earned on marketable securities held in the Trust Account	6,208	—
Change in fair value of warrant liabilities	(49,500)	—
Other expense, net	(43,292)	—
Loss before income taxes	(247,531)	(85)
Net loss	(247,531)	(85)
Basic and diluted weighted average shares outstanding, ROCC Common Stock subject to possible redemption	11,088,616	—
Basic and diluted net loss per share, ROCC Common Stock subject to possible redemption	$0.00	$0.00
	As of March 31, 2021	As of December 31, 2020
Balance Sheet Data:
Trust Account	$115,012,821	$115,006,613
Total assets	115,942,416	116,099,067
Total liabilities	303,784	212,904
ROCC Common Stock subject to possible redemption	110,638,630	110,886,160
Stockholders’ equity	5,000,002	5,000,003

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF RESERVOIR
The following tables set forth certain selected historical consolidated financial information of Reservoir as of and for the years ended March 31, 2021 and 2020. The selected historical consolidated financial information as of and for the years ended March 31, 2021 and 2020 has been derived from, and should be read together with, Reservoir’s consolidated financial statements, including the accompanying notes, as of such dates and for such years, contained elsewhere in this proxy statement. Reservoir’s results of operations and financial condition presented below do not purport to be indicative of its results of operations or financial condition as of any future date or for any future period.
The selected historical consolidated financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Reservoir,” and Reservoir’s consolidated financial statements, in each case, including the accompanying notes, contained elsewhere in this proxy statement.
	Year Ended March 31,
(in thousands)	2021	2020
Income Statement Data:
Revenues	$81,778	$63,239
Total costs and expenses	62,107	47,761
Operating income	19,671	15,477
Income before income taxes	12,790	14,210
Income tax expense	2,454	4,199
Net income	10,336	10,011
Net (income) / loss attributable to noncontrolling interests	(47)	47
Net income attributable to Reservoir	10,289	10,058
Total comprehensive income	16,818	8,029
Total comprehensive income attributable to Reservoir	16,771	$8,076
Cash Flow Data:
Net cash provided by operating activities	$16,247	$11,882
Net cash (used for) investing activities	(120,147)	(107,806)
Net cash provided by financing activities	47,220	147,030
(in thousands)	As of
	March 31,
	2021	2020
Balance Sheet Data:
Cash and cash equivalents	$9,210	$58,240
Total assets	463,944	396,591
Loans and secured notes payable	211,532	171,785
Total liabilities	267,959	225,499
Total shareholders’ equity	195,985	171,092

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, including statements with respect to the anticipated timing, completion and effects of the Business Combination and the financial condition, results of operations, earnings outlook and prospects of ROCC and/or Reservoir and may include statements for the period(s) following the consummation of the Business Combination. Forward-looking statements are based on the current expectations and beliefs of the management of ROCC and Reservoir, as applicable, and are inherently subject to a number of risks, uncertainties and assumptions, and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual financial condition, results of operations, earnings and/or prospects to be materially different from those expressed or implied by these forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The risks, uncertainties and/or assumptions include, but are not limited to, those described in “Risk Factors,” those discussed and identified in public filings made with the SEC by ROCC and the following:
•
expectations regarding Reservoir’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures;

•
Reservoir’s ability to invest in growth initiatives and pursue acquisition opportunities;

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•
the outcome of any legal proceedings that may be instituted against ROCC or Reservoir following announcement of the Merger Agreement and the transactions contemplated therein;

•
the inability to consummate the Business Combination due to, among other things, the failure to obtain the ROCC’s stockholder approval for the Proposals and/or certain regulatory approvals or satisfy other conditions to closing in the Merger Agreement;

•
the inability to obtain or maintain the listing of ROCC Common Stock on Nasdaq following the consummation of the Business Combination;

•
the risk that the announcement and consummation of the Business Combination disrupts Reservoir’s current plans and operations;

•
the ability to achieve the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Reservoir to grow and manage growth profitably and retain its key employees;

•
costs related to the Business Combination;

•
the amount of any redemptions by existing holders of ROCC Common Stock being greater than expected;

•
limited liquidity and trading of ROCC’s securities;

•
geopolitical risk and changes in applicable laws or regulations;

•
the possibility that ROCC and/or Reservoir may be adversely affected by other economic, business and/or competitive factors;

•
risks relating to the uncertainty of the projected financial information with respect to Reservoir;

•
risks related to the organic and inorganic growth of Reservoir’s business and the timing of expected business milestones;

•
risk that the COVID-19 pandemic, and local, state and federal responses to addressing the COVID-19 pandemic, may have an adverse effect on our and Reservoir’s business operations, as well as our and their financial condition and results of operations;

•
litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Reservoir’s resources; and

•
other risks that the consummation of the Business Combination is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of ROCC and/or Reservoir prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this proxy statement and attributable to ROCC, Reservoir or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement. Except to the extent required by applicable law or regulation, ROCC and Reservoir undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

RISK FACTORS
You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the consolidated financial statements and the accompanying notes and matters addressed in the section titled “Cautionary Note Regarding Forward-Looking Statements,” in evaluating the Business Combination and the proposals to be voted on at the Meeting. The following risk factors apply to the business and operations of Reservoir and will also apply to the business and operations of the Combined Company following the consummation of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination and may have an adverse effect on the business, cash flows, financial condition and results of operations of the Combined Company following the consummation of the Business Combination. We or Reservoir may face additional risks and uncertainties that are not presently known to us or Reservoir or that we or Reservoir currently deem immaterial, which may also impair our or Reservoir’s business, cash flows, financial condition and results of operations.
Risks Related to Reservoir’s Business and Operations
Reservoir’s business, cash flows, financial condition and results of operations are expected to continue to be adversely impacted by the COVID-19 pandemic.
The COVID-19 pandemic has had and will have an adverse effect on Reservoir’s business, cash flows, financial condition and results of operations.
While physical revenue streams — physical revenue in Reservoir’s recorded music business (the “Recorded Music business”) and mechanical revenue in Reservoir’s music publishing business (the “Music Publishing business”) — have declined significantly over the last decade, the virus outbreak has resulted in declines in Reservoir’s physical revenue streams related to disruptions in manufacturing and physical supply chains, the mandated closure of physical retailers, the requirement that people stay in their homes and Reservoir’s decisions to delay the release of new recordings from artists with a more physical consumer base.
Stay at home orders, limited indoor and outdoor gatherings and other restrictions have negatively affected Reservoir’s business in other ways. The COVID-19 pandemic has suspended live concert tours, adversely impacting Reservoir’s concert promotion business and its sale of tour merchandise. It has made it more difficult for artists to engage in marketing efforts around the release of their new recordings which, in some cases, has led to Reservoir’s decisions to delay the release of those recordings. It has delayed the release of new recordings by impeding the types of collaboration among artists, songwriters, producers, musicians, engineers and studios which are necessary for the delivery of those recordings. The cessation or significant delay in the production of motion pictures and television programs has negatively affected licensing revenue in Reservoir’s Recorded Music business and synchronization revenue in Reservoir’s Music Publishing business.
It has been widely reported that advertisers have reduced their advertising spend as a result of the COVID-19 pandemic. Reservoir expects this will result in a corresponding decline in licensing revenue and, to a lesser extent, ad-supported digital revenue in its Recorded Music business and synchronization, performance and ad-supported digital revenue in its Music Publishing business.
The severity and the duration of the COVID-19 pandemic is difficult to predict but it is expected that the COVID-19 pandemic will continue to materially and adversely affect the global economy, creating risks around the timing and collectability of Reservoir’s accounts receivable and leading to a decline in consumer discretionary spending which, in turn, could have a negative impact on Reservoir’s business, cash flows, financial condition and results of operations. To the extent the COVID-19 pandemic adversely affects Reservoir’s business, cash flows, financial condition or results of operations, it may also have the effect of heightening other risks described in this section.
Given the uncertainty around the extent and timing of the potential future spread or mitigation of the COVID-19 virus and around the imposition or relaxation of protective measures, Reservoir cannot at this time reasonably estimate the impact to its future business, cash flows, financial condition and results of operations.

Reservoir may be unable to compete successfully in the highly competitive markets in which it operates and may suffer reduced profits as a result.
The industries in which Reservoir operates are highly competitive, have experienced ongoing consolidation among major music entertainment companies and are driven by consumer preferences that are rapidly changing. Furthermore, they require substantial human and capital resources. Reservoir competes with other recorded music companies and music publishing companies to identify and sign new recording artists and songwriters with the potential to achieve long-term success and to enter into and renew agreements with established recording artists and songwriters. In addition, Reservoir’s competitors may from time to time increase the amounts they spend to discover, or to market and promote, recording artists and songwriters or reduce the prices of their music in an effort to expand market share. Reservoir may lose business if it is unable to sign successful recording artists or songwriters or to match the prices of the music offered by its competitors. Reservoir’s Recorded Music business competes not only with other recorded music companies, but also with recording artists who may choose to distribute their own works (which has become more practicable as music is distributed online rather than physically) and companies in other industries (such as Spotify) that may choose to sign direct deals with recording artists or recorded music companies. Reservoir’s Music Publishing business competes not only with other music publishing companies, but also with songwriters who publish their own works and companies in other industries that may choose to sign direct deals with songwriters or music publishing companies. Reservoir’s Recorded Music business is to a large extent dependent on technological developments, including access to and selection and viability of new technologies, and is subject to potential pressure from competitors as a result of their technological developments. For example, Reservoir’s Recorded Music business may be further adversely affected by technological developments that facilitate the piracy of music, such as Internet peer-to-peer file sharing, by an inability to enforce Reservoir’s intellectual property rights in digital environments and by a failure to further develop successful business models applicable to a digital environment. The Recorded Music business also faces competition from other forms of entertainment and leisure activities, such as cable and satellite television, motion pictures and video games in physical and digital formats.
Reservoir’s prospects and financial results may be adversely affected if Reservoir fails to identify, sign and retain recording artists and songwriters and by the existence or absence of superstar releases.
Reservoir is dependent on identifying, signing and retaining recording artists with long-term potential, whose debut music is well received on release, whose subsequent music is anticipated by consumers and whose music will continue to generate sales as part of Reservoir’s catalog for years to come. The competition among record companies for such talent is intense. Competition among record companies to sell and otherwise market and promote music is also intense. Reservoir is also dependent on signing and retaining songwriters who will write the hit songs of today and the classics of tomorrow. Reservoir’s competitive position is dependent on its continuing ability to attract and develop recording artists and songwriters whose work can achieve a high degree of public acceptance and who can timely deliver their music to us. Reservoir’s prospects and financial results may be adversely affected if it is unable to identify, sign and retain such recording artists and songwriters under terms that are economically attractive to it. Reservoir’s prospects and financial results may also be affected by the existence or absence of superstar recording artist releases during a particular period. Some music entertainment industry observers believe that the number of superstar recording acts with long-term appeal, both in terms of catalog sales and future releases, has declined in recent years. Additionally, Reservoir’s prospects and financial results are generally affected by the appeal of its recorded music and music publishing catalogs to consumers.
Reservoir’s business operations in some foreign countries subject it to trends, developments or other events which may adversely affect its results of operations.
Reservoir is a global company with strong local presences, which have become increasingly important as the popularity of music originating from a country’s own language and culture has increased in recent years. Reservoir’s mix of national and international recording artists and songwriters is designed to provide a significant degree of diversification. However, Reservoir’s music does not necessarily enjoy universal appeal and, if it does not continue to appeal in various countries, Reservoir’s results of operations could be adversely impacted. As a result, Reservoir’s results of operations can be affected not only by general industry trends, but also by trends, developments or other events in individual countries, including:

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limited legal protection and enforcement of intellectual property rights;

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restrictions on the repatriation of capital;

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fluctuations in interest and foreign exchange rates;

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differences and unexpected changes in regulatory environment, including environmental, health and safety, local planning, zoning and labor laws, rules and regulations;

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varying tax regimes which could adversely affect Reservoir’s results of operations or cash flows, including regulations relating to transfer pricing and withholding taxes on remittances and other payments by subsidiaries and joint ventures;

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exposure to different legal standards and enforcement mechanisms and the associated cost of compliance;

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difficulties in attracting and retaining qualified management and employees or rationalizing Reservoir’s workforce;

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tariffs, duties, export controls and other trade barriers;

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global economic and retail environment;

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longer accounts receivable settlement cycles and difficulties in collecting accounts receivable;

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recessionary trends, inflation and instability of the financial markets;

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higher interest rates; and

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political instability.

Reservoir may not be able to insure or hedge against these risks, and it may not be able to ensure compliance with all of the applicable regulations without incurring additional costs, or at all. For example, Reservoir’s results of operations could be impacted by fluctuations of the U.S. dollar against most currencies. See “— Unfavorable currency exchange rate fluctuations could adversely affect Reservoir’s results of operations.” Furthermore, financing may not be available in countries with less than investment-grade sovereign credit ratings. As a result, it may be difficult to create or maintain profitable operations in various countries.
In addition, Reservoir’s results can be affected by trends, developments and other events in individual countries. There can be no assurance that in the future country-specific trends, developments or other events will not have a significant adverse effect on Reservoir’s business, cash flows, financial condition and results of operations. Unfavorable conditions can depress revenues in any given market and prompt promotional or other actions that adversely affect Reservoir’s margins.
Furthermore, under the terms of a withdrawal agreement between the United Kingdom and the European Union, the United Kingdom formally left the European Union on January 31, 2020 and, on January 1, 2021, the United Kingdom left the European Union’s Single Market and Customs Union, as well as all policies and international agreements of the European Union. On December 24, 2020, the European Commission reached a trade agreement with the United Kingdom on the terms of its future cooperation with the European Union (the “Brexit Trade Agreement”). Although we cannot predict the impact that the Brexit Trade Agreement will have on our business, it is possible that new terms, as well as the continued uncertainty related to Brexit, may cause increased economic volatility and uncertainty in the European and global markets and could adversely affect our business, cash flows, financial condition and results of operations.
Unfavorable currency exchange rate fluctuations could adversely affect Reservoir’s results of operations.
As Reservoir continues to expand its international operations, Reservoir becomes increasingly exposed to the effects of fluctuations in currency exchange rates. The reporting currency for Reservoir’s consolidated financial statements is the U.S. dollar. Reservoir has substantial assets, liabilities, revenues and costs denominated in currencies other than U.S. dollars. To prepare Reservoir’s consolidated financial statements, Reservoir must translate those assets, liabilities, revenues and expenses into U.S. dollars at then-applicable exchange rates. Consequently, increases and decreases in the value of the U.S. dollar versus other currencies will affect the amount of these items in Reservoir’s consolidated financial statements, even if their value has not changed in their original currency. These translations could result in significant changes to Reservoir’s results of operations from period to period. In addition, from time to time, Reservoir enters into foreign exchange contracts to hedge the risk of unfavorable foreign currency exchange rate movements.
Reservoir’s business may be adversely affected by competitive market conditions, and it may not be able to execute its business strategy.
Reservoir expects to increase revenues and cash flow through a business strategy which requires it, among other things, to continue to maximize the value of its music, to significantly reduce costs to maximize flexibility and adjust to new realities of the market, to continue to act to contain digital piracy and to diversify its revenue streams into growing segments of the music entertainment business by continuing to capitalize on digital distribution and emerging technologies, entering into expanded-rights deals with recording artists and by operating its artist services businesses.
Each of these initiatives requires sustained management focus, organization and coordination over significant periods of time. Each of these initiatives also requires success in building relationships with third parties and in anticipating and keeping up with technological developments and consumer preferences and may involve the implementation of new business models or distribution platforms. The results of Reservoir’s strategy and the success of Reservoir’s implementation of this strategy will not be known for some time in the future. If Reservoir is unable to implement its strategy successfully or properly react to changes in market conditions, its business, cash flows, financial condition and results of operations could be adversely affected.
Reservoir’s ability to operate effectively could be impaired if it fails to attract and retain its executive officers.
Reservoir competes with other music entertainment companies and other companies for top talent. Reservoir’s ability to successfully implement its business strategy and to operate profitably depends, in part, on its ability to retain key personnel. If key personnel become unable or unwilling to continue in their present positions, Reservoir’s business, cash flows, financial condition and results of operations could be materially adversely affected. Reservoir’s success also depends, in part, on its continuing ability to identify, hire, attract, train and develop other highly qualified personnel.
Competition for these employees can be intense, and the Combined Company’s ability to hire, attract and retain them depends on its ability to provide competitive compensation. Reservoir may not be able to attract, assimilate, develop or retain qualified personnel in the future, and its failure to do so could adversely affect its business, including the execution of its business strategy. Any failure by Reservoir’s management team to perform as expected may have a material adverse effect on Reservoir’s business, cash flows, financial condition and results of operations.
Past performance by Reservoir’s management team and their affiliates may not be indicative of future performance of an investment in Reservoir.
Information regarding performance by, or businesses associated with, Reservoir’s management team or businesses associated with them is presented for informational purposes only. Past performance by Reservoir’s management team is not a guarantee of success with respect to any acquisition the Combined Company may consummate or strategy the Combined Company may implement. You should not rely on the historical record of the performance of Reservoir’s management team or businesses associated with them as indicative of the Combined Company’s future performance of an investment in Reservoir or the returns it will, or is likely to, generate going forward.
Reservoir’s management team has limited experience in operating a public company.
Reservoir’s executive officers have limited experience in the management of a publicly traded company. Reservoir’s management team may not successfully or effectively manage its transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Reservoir’s management team’s limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of its management team’s time may be devoted to these activities which will result in less time being devoted to the management and growth of the Combined Company. Reservoir may not have adequate personnel with the appropriate level of knowledge, experience and training in the accounting policies, practices or internal controls over financial reporting required of public companies in the United States. The development and implementation of the standards and controls necessary for the Combined Company to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. It is possible that the Combined Company will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods.
Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could impair Reservoir’s ability to produce timely and accurate financial statements or to comply with applicable regulations and have a material adverse effect on its business, cash flows, financial condition and results of operations.
Reservoir’s management determined that material weaknesses existed in the internal controls over financial reporting while preparing its consolidated financial statements as of March 31, 2021 and 2020. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim consolidated financial statements will not be prevented or detected on a timely basis. The material weaknesses identified relate to an ineffective control environment due to improper segregation of duties and a lack of qualified personnel to address certain complex accounting transactions and an ineffective risk assessment process resulting in improper design of control activities to address certain risks of material misstatement. Because Reservoir did not identify and address gaps in qualified personnel, Reservoir’s management was unable to appropriately define responsibilities to carry out effective internal controls over financial reporting, resulting in design deficiencies and the absence of segregation of duties. While Reservoir has instituted plans to remediate these issues and continues to take remediation steps, including hiring additional personnel subsequent to March 31, 2021 and implementing new processes and controls in connection with financial reporting, Reservoir continued to have a limited number of personnel with the level of GAAP accounting knowledge, specifically related to complex accounting transactions, commensurate with its financial reporting requirements. Although Reservoir believes the hiring of additional accounting resources and implementation of processes and controls to better identify and manage segregation of duties will remediate the weakness with respect to insufficient personnel, there can be no assurance that the material weaknesses will be remediated on a timely basis or at all, or that additional material weaknesses will not be identified in the future. If Reservoir is unable to remediate the material weaknesses, its ability to record, process and report financial information accurately and to prepare consolidated financial statements within the time periods specified by the rules and regulations of the SEC could be adversely affected, which, in turn, have a material adverse effect on its business, cash flows, financial condition and results of operations.
Reservoir’s independent registered public accounting firm is not required to formally attest to the effectiveness of Reservoir’s internal controls over financial reporting until after it is no longer an “emerging growth company” as defined in the JOBS Act. At such time, Reservoir’s independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which Reservoir’s internal controls over financial reporting are documented, designed or operating. Any failure to implement and maintain effective internal controls over financial reporting also could adversely affect the results of periodic management evaluations and the independent registered public accounting firm’s annual attestation reports regarding the effectiveness of Reservoir’s internal controls over financial reporting that it will eventually be required to include in its periodic reports that are filed with the SEC.
Reservoir has been operating as a private company. Following the consummation of the Business Combination, management of the Combined Company will have significant requirements for enhanced financial reporting and internal controls as a public company. As a result, matters impacting Reservoir’s internal controls over financial reporting may cause it to be unable to report its consolidated financial information on a timely basis and thereby subject it to adverse regulatory consequences, including sanctions by the SEC or violations of applicable Nasdaq listing rules, which may result in a breach of the covenants under the New Senior Credit Facility or future financing arrangements. There also could be a negative reaction in the financial markets due to a loss of investor confidence in the Combined Company and the reliability of its consolidated financial statements. Confidence in the reliability of Reservoir’s consolidated financial statements also could suffer if Reservoir or its independent registered public accounting firm continue to report a material weakness in its internal controls over financial reporting. This could materially adversely affect Reservoir’s business, cash flows, financial condition and results of operations and lead to a decline in the market price of the Combined Company’s common stock.
A significant portion of Reservoir’s revenues are subject to rate regulation either by government entities or by local third-party collecting societies throughout the world and rates on other income streams may be set by governmental proceedings, which may limit Reservoir’s profitability.
Mechanical royalties and performance royalties are two of the main sources of income to Reservoir’s Music Publishing business and mechanical royalties are a significant expense to Reservoir’s Recorded Music business. In the United States, mechanical royalty rates are set every five years pursuant to an administrative process under the U.S. Copyright Act, unless rates are determined through industry negotiations, and performance royalty rates are determined by negotiations with performing rights societies, the largest of which, the American Society of Composers, Authors and Publishers (the “ASCAP”) and Broadcast Music, Inc. (the “BMI”), are subject to a consent decree rate-setting process if negotiations are unsuccessful. In June 2019, the Antitrust Division of the Department of Justice opened a review of its consent decrees with ASCAP and BMI to determine whether the decrees should be maintained in their current form, modified or terminated. Outside the United States, mechanical and performance royalty rates are typically negotiated on an industry-wide basis. In most territories outside the United States, mechanical royalties are based on a percentage of wholesale prices for physical product and based on a percentage of consumer prices for digital formats. The mechanical and performance royalty rates set pursuant to such processes may adversely affect Reservoir by limiting its ability to increase the profitability of its Music Publishing business. If the mechanical and performance royalty rates are set too high it may also adversely affect Reservoir by limiting its ability to increase the profitability of its Recorded Music business. In addition, rates Reservoir’s Recorded Music business receives in the United States for webcasting and satellite radio are set every five years by an administrative process under the U.S. Copyright Act unless rates are determined through industry negotiations. It is important as revenues continue to shift from physical to diversified distribution channels that Reservoir receives fair value for all of the uses of its intellectual property as its business model now depends upon multiple revenue streams from multiple sources. The rates set for recorded music and music publishing income sources through collecting societies or legally prescribed rate-setting processes could have a material adverse impact on Reservoir’s business prospects.
Reservoir may not have full control and ability to direct the operations it conducts through joint ventures.
Reservoir currently has interests in a number of joint ventures and may in the future enter into further joint ventures as a means of conducting its business. In addition, Reservoir structures certain of its relationships with recording artists and songwriters as joint ventures. Reservoir may not be able to fully control the operations and the assets of its joint ventures, and it may not be able to make major decisions or may not be able to take timely actions with respect to its joint ventures unless its joint venture partners agree.
As part of its growth strategy,Reservoir intends to acquire, combine with or invest in other businesses and will face risks inherent in such transactions.
Reservoir has in the past engaged, and will continue from time to time in the future to engage, in opportunistic strategic acquisitions or other transactions, which could involve, in addition to acquisitions, combinations or dispositions of businesses or assets, or strategic alliances or joint ventures with companies engaged in music entertainment, entertainment or other businesses. Any such combination could be material, be difficult to implement, disrupt Reservoir’s business or change its business profile, focus or strategy significantly. In addition, to the extent Reservoir seeks to grow its business through acquisitions, Reservoir may not be able to successfully identify attractive acquisition opportunities or consummate any such acquisitions if it cannot reach an agreement on commercially favorable terms, if it lacks sufficient resources to finance the transaction on its own and cannot obtain financing at a reasonable cost or if regulatory authorities prevent such transaction from being consummated. Furthermore, competition for acquisitions in the markets in which Reservoir operates has increased during recent years, and may continue to increase in the future, which may result in an increase in the costs of acquisitions or may cause Reservoir to refrain from making certain acquisitions. Reservoir may not be able to complete future acquisitions on favorable terms, if at all.
If Reservoir does complete future acquisitions, there can be no assurance that they will ultimately strengthen its competitive position or that they will be viewed positively by customers, financial markets or investors. Furthermore, future acquisitions could pose numerous additional risks to Reservoir’s business, cash flows, financial condition and results of operations, including:
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potential disruption of Reservoir’s ongoing business and distraction of management;

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potential loss of recording artists or songwriters from Reservoir’s rosters;

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difficulty integrating the acquired businesses or segregating assets to be disposed of;

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exposure to unknown and/or contingent or other liabilities, including litigation arising in connection with the acquisition, disposition and/or against any businesses Reservoir may acquire;

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reputational or other damages to Reservoir’s business as a result of a failure to consummate such a transaction for, among other reasons, failure to gain antitrust approval;

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changing Reservoir’s business profile in ways that could have unintended consequences and challenges in achieving strategic objectives, cost savings and other anticipated benefits;

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difficulty in maintaining controls, procedures and policies during the transition and integration;

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challenges in integrating the new workforce and the potential loss of key employees, particularly those of the acquired business; and

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use of substantial portions of Reservoir’s available cash or the incurrence of debt to consummate the acquisition.

If Reservoir enters into significant transactions in the future, related accounting charges may affect its financial condition and results of operations, particularly in the case of any acquisitions. In addition, the financing of any significant acquisition may result in changes in Reservoir’s capital structure, including the incurrence of additional indebtedness, which may be substantial. Conversely, any material disposition could reduce Reservoir’s indebtedness or require the amendment or refinancing of its outstanding indebtedness or a portion thereof. Reservoir may not be successful in addressing these risks or any other problems encountered in connection with any strategic or transformative transactions. Reservoir cannot assure you that if it makes any future acquisitions, investments, strategic alliances or joint ventures or enters into any business combination that they will be completed in a timely manner, or at all, that they will be structured or financed in a way that will enhance Reservoir’s creditworthiness or that they will meet its strategic objectives or otherwise be successful. Reservoir also may not be successful in implementing appropriate operational, financial and management systems and controls to achieve the benefits expected to result from these transactions. Failure to effectively manage any of these transactions could result in material increases in costs or reductions in expected revenues, or both. In addition, if any new business in which Reservoir invests or which it attempts to develop does not progress as planned, Reservoir may not recover the funds and resources it has expended and this could have a negative impact on its businesses or Reservoir’s and its subsidiaries as a whole.
The enactment of legislation limiting the terms by which an individual can be bound under a “personal services” contract could impair Reservoir’s ability to retain the services of key artists.
California Labor Code Section 2855 (“Section 2855”) limits the duration of time any individual can be bound under a contract for “personal services” to a maximum of seven years. In 1987, subsection (b) was added to Section 2855, which provides a limited exception to Section 2855 for recording contracts, creating a damages remedy for record companies. Such legislation could result in certain of Reservoir’s existing contracts with artists being declared unenforceable, or may restrict the terms under which Reservoir enters into contracts with artists in the future, either of which could adversely affect Reservoir’s results of operations. There is no assurance that California will not introduce legislation in the future seeking to repeal subsection

(b) of Section 2855. The repeal of subsection (b) of Section 2855 and/or the passage of legislation similar to Section 2855 by other states could materially adversely affect Reservoir’s business, cash flows, financial condition and results of operations.
If Reservoir’s recording artists and songwriters are characterized as employees, Reservoir would be subject to employment and withholding liabilities.
Although Reservoir believes that the recording artists and songwriters with which it partners are properly characterized as independent contractors, tax or other regulatory authorities may in the future challenge Reservoir’s characterization of these relationships. Reservoir is aware of a number of judicial decisions and legislative proposals that could bring about major reforms in worker classification, including the California legislature’s recent passage of California Assembly Bill 5 (“AB 5”). AB 5 purports to codify a new test for determining worker classification that is widely viewed as expanding the scope of employee relationships and narrowing the scope of independent contractor relationships. Given AB 5’s recent passage, there is no guidance from the regulatory authorities charged with its enforcement, and there is a significant degree of uncertainty regarding its application. In addition, AB 5 has been the subject of widespread national discussion and it is possible that other jurisdictions may enact similar laws. If such regulatory authorities or state, federal or foreign courts were to determine that Reservoir’s recording artists and songwriters are employees, and not independent contractors, Reservoir would be required to withhold income taxes, to withhold and pay Social Security, Medicare and similar taxes and to pay unemployment and other related payroll taxes. Reservoir would also be liable for unpaid past taxes and subject to penalties. As a result, any determination that Reservoir’s recording artists and songwriters are its employees could have a material adverse effect on its business, cash flows, financial condition and results of operations.
If streaming adoption or revenues grows less rapidly or levels off, Reservoir’s prospects, business, cash flows, financial condition and results of operations may be adversely affected.
Streaming revenues are important because they have offset declines in downloads and physical sales and represent a growing area of Reservoir’s Recorded Music business. According to the International Federation of the Phonographic Industry (the “IFPI”), streaming revenues, which includes revenues from ad-supported and subscription services, accounted for approximately 88% of digital revenues in 2019, up approximately 5% year-over-year. There can be no assurance that this growth pattern will persist or that digital revenues will continue to grow at a rate sufficient to offset and exceed declines in downloads and physical sales. If growth in streaming revenues levels off or fails to grow as quickly as it has over the past several years, Reservoir’s Recorded Music business may experience reduced levels of revenues and operating income. Additionally, slower growth in streaming adoption or revenues is also likely to have a negative impact on Reservoir’s Music Publishing business, which generates a significant portion of its revenues from sales and other uses of recorded music.
Reservoir is substantially dependent on a limited number of digital music services for the online distribution and marketing of its music, and they are able to significantly influence the pricing structure for online music stores and may not correctly calculate royalties under license agreements.
Reservoir derives an increasing portion of its revenues from the licensing of music through digital distribution channels. Reservoir is currently dependent on a small number of leading digital music services. Reservoir has limited ability to increase its wholesale prices to digital music services as a small number of digital music services control much of the legitimate digital music business. If these services were to adopt a lower pricing model or if there were structural changes to other pricing models, Reservoir could receive substantially less for its music, which could cause a material reduction in Reservoir’s revenues, unless offset by a corresponding increase in the number of transactions. Reservoir currently enters into short-term license agreements with many digital music services and provides its music on an at-will basis to others. There can be no assurance that Reservoir will be able to renew or enter into new license agreements with any digital music service. The terms of these license agreements, including the royalty rates that Reservoir receives pursuant to them, may change as a result of changes in its bargaining power, changes in the industry, changes in the law, or for other reasons. Decreases in royalty rates, rates of revenue sharing or changes to other terms of these license agreements may materially impact Reservoir’s business, operating results and financial condition. Digital music services generally accept and make available all of the music that Reservoir delivers to them. However, if digital music services in the future decide to limit the types or amount of music they will accept from music entertainment companies like Reservoir, Reservoir’s revenues could be significantly reduced. See “Information About Reservoir — Recorded Music — Sales and Digital Distribution.”
Reservoir is also substantially dependent on a limited number of digital music services for the marketing of its music. A significant proportion of the music streamed on digital music services is from playlists curated by those services or generated from those services’ algorithms. If these services were to fail to include Reservoir’s music on playlists, change the position of its music on playlists or give Reservoir less marketing space, it could adversely affect Reservoir’s business, cash flows, financial condition and results of operations.
Under Reservoir’s license agreements and relevant statutes, Reservoir receives royalties from digital music services in order to stream or otherwise offer its music. The determination of the amount and timing of such payments is complex and subject to a number of variables, including the revenue generated, the type of music offered and the country in which it is sold, identification of the appropriate licensor, and the service tier on which music is made available. As a result, Reservoir may not be paid appropriately for its music. Failure to be accurately paid its royalties may adversely affect Reservoir’s business, cash flows, financial condition and results of operations.
Because Reservoir’s success depends substantially on its ability to maintain a professional reputation, adverse publicity concerning Reservoir or its artists, songwriters or key personnel could adversely affect its business.
Reservoir’s professional reputation is essential to its continued success and any decrease in the quality of its reputation could impair its ability to, among other things, recruit and retain qualified and experienced key personnel, retain or attract artists and songwriters and/or enter into licensing or other contractual arrangements. Reservoir’s overall reputation may be negatively impacted by a number of factors, including negative publicity concerning Reservoir or its artists, songwriters or key personnel. Any adverse publicity relating to Reservoir or such individuals or entities that we employ or represent, including from reported or actual incidents or allegations of illegal or improper conduct, such as harassment, discrimination or other misconduct, could result in significant media attention, even if not directly relating to or involving Reservoir, and could have a negative impact on its professional reputation. This could result in termination of licensing or other contractual relationships or Reservoir’s ability to attract and retain artists, songwriters or key personnel, all of which could adversely affect Reservoir business, cash flows, financial condition and results of operations.
Risks Related to Intellectual Property and Data Security
Failure to obtain, maintain, protect and enforce Reservoir’s intellectual property rights could substantially harm its business, operating results and financial condition.
The success of Reservoir’s business depends on its ability to obtain, maintain, protect and enforce its trademarks, copyrights and other intellectual property rights. The measures that Reservoir takes to obtain, maintain, protect and enforce its intellectual property rights, including, if necessary, litigation or proceedings before governmental authorities and administrative bodies, may be ineffective, expensive and time-consuming and, despite such measures, third parties may be able to obtain and use Reservoir’s intellectual property rights without its permission. Additionally, changes in law may be implemented, or changes in interpretation of such laws may occur, that may affect Reservoir’s ability to obtain, maintain, protect or enforce its intellectual property rights. Failure to obtain, maintain, protect or enforce Reservoir’s intellectual property rights could harm its brand or brand recognition and adversely affect Reservoir’s business, financial condition and results of operation.
Reservoir also in-licenses certain major trademarks for certain wholly-owned subsidiaries from third parties pursuant to perpetual, royalty-free license agreements that may be terminated by the licensor under certain circumstances, including Reservoir’s material breach of the terms of such license agreements. Upon any such termination, Reservoir may be required to either negotiate a new or reinstated agreement with less favorable terms or otherwise lose its rights to use the licensed trademarks.

Reservoir’s involvement in intellectual property litigation could adversely affect its business, cash flows, financial condition and results of operations.
Reservoir’s business is highly dependent upon intellectual property, an area that has encountered increased litigation in recent years. If Reservoir is alleged to infringe, misappropriate or otherwise violate the intellectual property rights of a third party, any litigation to defend the claim could be costly and would divert the time and resources of management, regardless of the merits of the claim and whether the claim is settled out of court or determined in Reservoir’s favor. There can be no assurance that Reservoir would prevail in any such litigation. If Reservoir were to lose a litigation relating to intellectual property, it could be forced to pay monetary damages and to cease using certain intellectual property or technologies. Any of the foregoing may adversely affect Reservoir’s business, cash flows, financial condition and results of operations.
Assertions or allegations, even if not true, that Reservoir has infringed or violated intellectual property rights could harm its reputation and business, cash flows, financial condition and results of operations.
Third parties, including artists, copyright owners and other online music platforms, have asserted, and may in the future assert, that Reservoir has infringed, misappropriated or otherwise violated their copyright or other intellectual property rights. As Reservoir faces increasing competition globally, the possibility of intellectual property rights claims against it grows.
Reservoir also sublicenses some of its licensed music content to other platforms. Reservoir’s agreements with such third-party platforms typically require them to comply with the terms of the license and applicable copyright laws and regulations. However, there is no guarantee that the third-party platforms to which Reservoir sublicenses its content will comply with the terms of its license arrangements or all applicable copyright laws and regulations. In the event of any breach or violation by such platforms, Reservoir may be held liable to the copyright owners for damages and be subject to legal proceedings as a result, in which case its reputation and business, cash flows, financial condition and results of operations may be materially and adversely affected.
In addition, music, internet, technology and media companies are frequently subject to litigation based on allegations of infringement, misappropriation, or other violations of intellectual property rights. Other companies in these industries may have larger intellectual property portfolios than Reservoir does, which could make it a target for litigation as it may not be able to assert counterclaims against parties that sue Reservoir for intellectual property infringement. Furthermore, from time to time, Reservoir may introduce new products and services, which could increase its exposure to intellectual property claims. It is difficult to predict whether assertions of third-party intellectual property rights or any infringement or misappropriation claims arising from such assertions will substantially harm Reservoir’s reputation and/or business, cash flows, financial condition and results of operations.
Digital piracy could adversely impact Reservoir’s business, cash flows, financial condition and results of operations.
A substantial portion of Reservoir’s revenue comes from the distribution of music which is potentially subject to unauthorized consumer copying and widespread digital dissemination without an economic return to Reservoir, including as a result of “stream-ripping.” In its Music Listening 2019 report, the IFPI surveyed 34,000 Internet users to examine the ways in which music consumers aged 16 to 64 engage with recorded music across 21 countries. Of those surveyed, 23% used illegal stream-ripping services, the leading form of music piracy. Organized industrial piracy may also lead to decreased revenues. The impact of digital piracy on legitimate music revenues and subscriptions is hard to quantify, but Reservoir believes that illegal file sharing and other forms of unauthorized activity, including stream manipulation, have a substantial negative impact on music revenues. If Reservoir fails to obtain appropriate relief through the judicial process or the complete enforcement of judicial decisions issued in its favor (or if judicial decisions are not in its favor), if Reservoir is unsuccessful in its efforts to lobby governments to enact and enforce stronger legal penalties for copyright infringement or if Reservoir fails to develop effective means of protecting and enforcing its intellectual property (whether copyrights or other intellectual property rights such as patents, trademarks and trade secrets) or Reservoir’s music entertainment-related products or services, its results of operations, financial position and prospects may suffer.

If Reservoir or its service providers do not maintain the security of information relating to its customers, employees and vendors and its music, security information breaches through cyber security attacks or otherwise could damage its reputation with customers, employees, vendors and artists, and it could incur substantial additional costs, become subject to litigation and its results of operations and financial condition could be adversely affected.
Reservoir receives certain personal information about its customers and potential customers, and it also receives personal information concerning Reservoir’s employees, artists and vendors. In addition, Reservoir’s online operations depend upon the secure transmission of confidential information over public networks. Reservoir maintains security measures with respect to such information, but despite these measures, is vulnerable to security breaches by computer hackers and others that attempt to penetrate the security measures that Reservoir has in place. A compromise of its security systems (through cyber-attacks, which are rapidly evolving and sophisticated or otherwise) that results in personal information being obtained by unauthorized persons or other bad acts could adversely affect Reservoir’s reputation with its customers, potential customers, employees, artists and vendors, as well as Reservoir’s business, cash flows, financial condition and results of operations, and could result in litigation against Reservoir or the imposition of governmental penalties. Unauthorized persons have also attempted to redirect payments to or from Reservoir. If any such attempt were successful, Reservoir could lose and fail to recover the redirected funds, which loss could be material. Reservoir may also be subject to cyber-attacks that target its music, including not-yet-released music. The theft and premature release of this music may adversely affect Reservoir’s reputation with current and potential artists and adversely impact its business, cash flows, financial condition and results of operations. In addition, a security breach could require that Reservoir expend significant additional resources related to its information security systems and could result in a disruption of its business operations.
Reservoir increasingly relies on third-party data storage providers, including cloud storage solution providers, resulting in less direct control over its data. Such third parties may also be vulnerable to security breaches and compromised security systems, which could adversely affect Reservoir’s business, cash flows, financial condition and results of operations.
Evolving laws and regulations concerning data privacy may result in increased regulation and different industry standards, which could increase the costs of operations or limit Reservoir’s activities.
Reservoir engages in a wide array of online activities and is thus subject to a broad range of related laws and regulations including, for example, those relating to privacy, consumer protection, data retention and data protection, online behavioral advertising, geo-location tracking, text messaging, e-mail advertising, mobile advertising, content regulation, defamation, age verification, the protection of children online, social media and other Internet, mobile and online-related prohibitions and restrictions. The regulatory framework for privacy and data security issues worldwide has become increasingly burdensome and complex and is likely to continue to be so for the foreseeable future. Practices regarding the collection, use, storage, transmission, security and disclosure of personal information by companies operating over the Internet and mobile platforms are receiving ever-increasing public and governmental scrutiny. The U.S. government, including Congress, the Federal Trade Commission and the Department of Commerce, has announced that it is reviewing the need for even greater regulation for the collection of information concerning consumer behavior on the Internet and mobile platforms, including regulation aimed at restricting certain targeted advertising practices, the use of location data and disclosures of privacy practices in the online and mobile environments, including with respect to online and mobile applications. State governments are engaged in similar legislative and regulatory activities. In addition, privacy and data security laws and regulations around the world are being implemented rapidly and evolving. These new and evolving laws (including the European Union General Data Protection Regulation effective on May 25, 2018 and the California Consumer Privacy Act effective on January 1, 2020) are likely to result in greater compliance burdens for companies with global operations. Globally, many government and consumer agencies have also called for new regulation and changes in industry practices with respect to information collected from consumers, electronic marketing and the use of third-party cookies, web beacons and similar technology for online behavioral advertising.
The Federal Trade Commission adopted certain revisions to its rule promulgated pursuant to the Children’s Online Privacy Protection Act of 1998, as amended (“COPPA”), effective as of July 1, 2013, that may impose greater compliance burdens on Reservoir. COPPA imposes a number of obligations, such as obtaining verifiable parental permission on operators of websites, apps and other online services to the extent they collect certain information from children who are under 13 years of age. The changes broaden the applicability of COPPA, including by expanding the definition of “personal information” subject to the rule’s parental consent and other obligations.
Reservoir’s business, including its ability to operate and expand internationally, could be adversely affected if laws or regulations are adopted, interpreted or implemented in a manner that is inconsistent with its current business practices and that require changes to these practices. Therefore, Reservoir’s business could be harmed by any significant change to applicable laws, regulations or industry practices regarding the collection, use or disclosure of customer data, or regarding the manner in which the express or implied consent of consumers for such collection, use and disclosure is obtained. Such changes may require Reservoir to modify its operations, possibly in a material manner, and may limit its ability to develop new products, services, mechanisms, platforms and features that make use of data regarding Reservoir’s customers and potential customers. Any actual or alleged violations of laws and regulations relating to privacy and data security, and any relevant claims, may expose Reservoir to potential liability, fines and may require it to expend significant resources in responding to and defending such allegations and claims, regardless of merit. Claims or allegations that Reservoir has violated laws and regulations relating to privacy and data security could also result in negative publicity and a loss of confidence in Reservoir.
Reservoir faces a potential loss of catalog to the extent that its recording artists have a right to recapture rights in their recordings under the U.S. Copyright Act.
The U.S. Copyright Act provides authors (or their heirs) a right to terminate U.S. licenses or assignments of rights in their copyrighted works in certain circumstances. This right does not apply to works that are “works made for hire.” Since the enactment of the Sound Recordings Act of 1971, as amended, which first accorded federal copyright protection for sound recordings in the United States, virtually all of Reservoir’s agreements with recording artists provide that such recording artists render services under a work-made-for-hire relationship. A termination right exists under the U.S. Copyright Act for U.S. rights in musical compositions that are not “works made for hire.” If any of Reservoir’s commercially available sound recordings were determined not to be “works made for hire,” then the recording artists (or their heirs) could have the right to terminate the U.S. federal copyright rights they granted to Reservoir, generally during a five-year period starting at the end of 35 years from the date of release of a recording under a post-1977 license or assignment (or, in the case of a pre-1978 grant in a pre-1978 recording, generally during a five-year period starting at the end of 56 years from the date of copyright). A termination of U.S. federal copyright rights could have an adverse effect on Reservoir’s Recorded Music business. From time to time, authors (or their heirs) have the opportunity to terminate Reservoir’s U.S. rights in musical compositions. Reservoir believes the effect of any potential terminations is already reflected in the financial results of its business.
Risks Related to ROCC and the Business Combination
ROCC will be forced to liquidate the Trust Account if it cannot consummate the Business Combination or an initial business combination by the date that is 24 months from the closing of the IPO. In the event of a liquidation, ROCC’s public stockholders are expected to receive $10.00 per share and the ROCC Warrants will expire worthless.
If ROCC is unable to consummate the Business Combination or an initial business combination by the date that is 24 months from the closing of the IPO, or December 15, 2022, and is forced to liquidate, the per share liquidation distribution is expected to be $10.00. Furthermore, holders of the ROCC Warrants will not receive any of such funds with respect to their ROCC Warrants, nor will they receive any distribution from ROCC’s assets held outside of the Trust Account with respect to their ROCC Warrants. The ROCC Warrants will expire worthless as a result of ROCC’s failure to consummate the Business Combination or an initial business combination.
We do not have a specified maximum redemption threshold in the Current Charter. The absence of such a redemption threshold may make it possible for us to consummate the Business Combination, in connection with which a substantial majority of our public stockholders may redeem their Public Shares.
The Current Charter does not provide a specified maximum redemption threshold, except that we will not redeem the Public Shares in an amount that would cause ROCC’s net tangible assets to be less than

$5,000,001 upon consummation of the Business Combination (such that we are not subject to the SEC’s “penny stock” rules). However, the Merger Agreement provides that Reservoir’s obligation to consummate the Business Combination is conditioned on the amount of cash available to be released from the Trust Account (minus (x) the sum of all payments to be made as a result of the completion of ROCC’s redemption offer and any redemptions of ROCC Common Stock, minus (y) ROCC’s transaction expenses, minus (z) to the extent not included in ROCC’s transaction expenses, the sum of all outstanding deferred, unpaid or contingent underwriting, broker’s or similar fees, commissions or expenses owed by ROCC, Merger Sub or their respective affiliates plus the amount of cash that has been funded to ROCC pursuant to the Subscription Agreements as of immediately prior to the Closing) being equal to or greater than the $125,000,000. As a result, we may be able to consummate the Business Combination even though a substantial portion of our public stockholders have redeemed their Public Shares.
In the event the aggregate cash consideration we would be required to pay for all shares of ROCC Common Stock that are validly submitted for redemption plus any amount required to satisfy the Minimum Cash Condition (if not waived) exceeds the aggregate amount of cash available to us, we may not consummate the Business Combination or redeem any Public Shares, all Public Shares submitted for redemption will be returned to the holders thereof, and we instead may search for an alternative target business.
There is no guarantee that a stockholder’s decision whether to redeem its Public Shares for a pro rata portion of the Trust Account will put such stockholder in a better future economic position.
We can give no assurance as to the price at which a stockholder may be able to sell its Public Shares in the future following the consummation of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in the stock price of the Combined Company and may result in a lower value realized upon redemption than a stockholder of ROCC might realize in the future had the stockholder not redeemed its Public Shares. Similarly, if a stockholder does not redeem its Public Shares, the stockholder will bear the risk of ownership of the Combined Company’s common stock after the consummation of the Business Combination, and there can be no assurance that a stockholder can sell its shares of the Combined Company’s common stock in the future for a greater amount than the redemption price paid in connection with the redemption of the Public Shares in connection with the consummation of the Business Combination. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
You must tender your shares of ROCC Common Stock in order to validly seek redemption at the Meeting.
In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental or to deliver your shares of ROCC Common Stock to Continental electronically using the DTC’s DWAC (Deposit / Withdrawal At Custodian) System, in each case, at least two business days before the Meeting. The requirement for physical or electronic delivery ensures that a redeeming holder’s election to redeem is irrevocable once the Business Combination is consummated. Any failure to observe these procedures will result in your loss of redemption rights in connection with the Business Combination.
If third parties bring claims against ROCC, the proceeds held in the Trust Account could be reduced and the per share liquidation price received by the ROCC’s stockholders may be less than $10.00.
ROCC’s deposit of funds in the Trust Account may not protect those funds from third-party claims against ROCC. Although ROCC has received from many of the vendors and service providers (other than its independent registered public accounting firm) with which it does business and prospective target businesses executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the ROCC’s public stockholders, they may still seek recourse against the Trust Account. Additionally, a court may not uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims which could take priority over those of the ROCC’s public stockholders. If ROCC liquidates the Trust Account before the consummation of the Business Combination and distributes the proceeds held therein to its public stockholders, CR Financial Holdings,

Inc. and the Sponsor have contractually agreed that they will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. However, ROCC cannot assure you that CR Financial Holdings, Inc. or the Sponsor will be able to meet such obligation. Therefore, the per share distribution from the Trust Account for the ROCC’s stockholders may be less than $10.00 due to such claims.
Additionally, if ROCC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in ROCC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of the ROCC’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, ROCC may not be able to return $10.00 to our public stockholders.
Any distributions received by the ROCC’s stockholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, ROCC was unable to pay its debts as they became due in the ordinary course of business.
The Current Charter provides that ROCC will continue in existence only until the date that is 24 months from the closing of the IPO, or December 15, 2022. If ROCC is unable to consummate the Business Combination or a an initial business combination within the required time period, upon notice from ROCC, the trustee of the Trust Account will distribute the amount in the Trust Account to the ROCC’s public stockholders. Concurrently, ROCC shall pay, or reserve for payment, from funds not held in the Trust Account, its liabilities and obligations, although ROCC cannot assure you that there will be sufficient funds for such purpose. If there are insufficient funds held outside the Trust Account for such purpose, CR Financial Holdings, Inc. and the Sponsor have contractually agreed that, if ROCC liquidates prior to the consummation of the Business Combination or a an initial business combination, they will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by ROCC for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute a waiver in or to any monies held in the Trust Account. However, we may not properly assess all claims that may be potentially brought against us. As such, the ROCC’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of the ROCC’s stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, third parties may seek to recover from the ROCC’s stockholders amounts owed to them by us.
If, after we distribute the proceeds in the Trust Account to the ROCC’s public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by the ROCC’s stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by the ROCC’s stockholders. In addition, the ROCC Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying the ROCC’s public stockholders from the Trust Account prior to addressing the claims of creditors.
If ROCC’s due diligence investigation of Reservoir was inadequate, then the ROCC’s stockholders following the consummation of the Business Combination could lose some or all of their investment.
Even though ROCC conducted a due diligence investigation of Reservoir, it cannot be sure that this due diligence uncovered all material issues that may be present inside Reservoir or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Reservoir and its business and outside of its control will not later arise.
Because the Combined Company will become a public reporting company by means other than a traditional underwritten initial public offering, the Combined Company’s stockholders may face additional risks and uncertainties.
Because the Combined Company will become a public reporting company by means of consummating the Business Combination rather than by means of a traditional underwritten initial public offering, there is no independent third-party underwriter selling the shares of the Combined Company’s common stock, and, accordingly, the Combined Company’s stockholders will not have the benefit of an independent review and investigation of the type normally performed by an unaffiliated, independent underwriter in a public securities offering. Due diligence reviews typically include an independent investigation of the background of the company, any advisors and their respective affiliates, review of the offering documents and independent analysis of the plan of business and any underlying financial assumptions. Because there is no independent third-party underwriter selling the shares of the Combined Company’s common stock, the ROCC’s stockholders must rely on the information included in this proxy statement. Although ROCC performed a due diligence review and investigation of Reservoir in connection with the Business Combination, the lack of an independent due diligence review and investigation increases the risk of investment in the Combined Company because it may not have uncovered facts that would be important to a potential investor.
In addition, because the Combined Company will not become a public reporting company by means of at traditional underwritten initial public offering, security or industry analysts may not provide, or be less likely to provide, coverage of the Combined Company. Investment banks may also be less likely to agree to underwrite secondary offerings on behalf of the Combined Company than they might if the Combined Company became a public reporting company by means of a traditional underwritten initial public offering, because they may be less familiar with the Combined Company as a result of more limited coverage by analysts and the media. The failure to receive research coverage or support in the market for the Combined Company’s common stock could have an adverse effect on the Combined Company’s ability to develop a liquid market for the Combined Company’s common stock. See “—Risks Related to the Combined Company’s Common Stock—If securities or industry analysts do not publish research or reports about the Combined Company, or publish negative reports, the Combined Company’s stock price and trading volume could decline.”
The Initial Stockholders have agreed to vote in favor of the Business Combination Proposal and the other Proposals described in this proxy statement, regardless of how the ROCC’s public stockholders vote.
Unlike many other blank check companies in which the initial stockholders agree to vote their shares in accordance with the majority of the votes cast by our public stockholders in connection with an initial business combination, the Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Business Combination Proposal and the other Proposals described in this proxy statement. As of the date of this proxy statement, the Initial Stockholders own shares equal to 21.5% of outstanding shares of ROCC Common Stock and, accordingly, only approximately 28.5% of the outstanding shares of ROCC Common Stock need be voted to approve the Business Combination Proposal by the holders of Public Shares. As a result, it is more likely that the necessary stockholder approval will be received for the Business Combination Proposal and the other Proposals than would be the case if the Initial Stockholders agreed to vote any shares of ROCC Common Stock owned by them in accordance with the majority of the votes cast by our public stockholders.
Stockholder litigation and regulatory inquiries and investigations are expensive and could harm ROCC’s business, financial condition and results of operations and could divert management attention.
In the past, securities class action litigation and/or stockholder derivative litigation and inquiries or investigations by regulatory authorities have often followed certain significant business transactions, such as the sale of a company or announcement of any other strategic transaction, such as the Business Combination. Any stockholder litigation and/or regulatory investigations against ROCC, whether or not resolved in ROCC’s favor, could result in substantial costs and divert ROCC’s management’s attention from other business concerns, which could adversely affect ROCC’s business, financial condition and results of operations and the ultimate value the ROCC’s stockholders receive as a result of the consummation of the Business Combination.
The Initial Stockholders who own shares of ROCC Common Stock and Private Units will not participate in liquidation distributions and, therefore, they may have a conflict of interest in determining whether the Business Combination is appropriate.
As of the Record Date, the Initial Stockholders owned an aggregate of 3,150,000 shares of ROCC Common Stock and 275,000 Private Units. They have waived their right to redeem these shares of ROCC

Common Stock, or to receive distributions with respect to these shares of ROCC Common Stock upon the liquidation of the Trust Account, if ROCC is unable to consummate the Business Combination or an initial business combination within the required time period. Based on a market price of $9.95 per share of ROCC Common Stock on July 6, 2021, the value of these shares was approximately $34.1 million. The shares of ROCC Common Stock and Private Units acquired prior to or concurrently with the consummation of the IPO will be worthless if ROCC does not consummate the Business Combination or an initial business combination within the required time period. Consequently, our executive officers’ and directors’ discretion in identifying and selecting Reservoir as a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of the Business Combination are appropriate and in the ROCC’s public stockholders’ best interest.
The Sponsor, ROCC’s executive officers and directors and certain affiliates of ROCC may have certain conflicts in connection with the Business Combination, since certain of their interests are different from, or in addition to, your interests as a stockholder of ROCC.
ROCC’s executive officers and directors have interests in and arising from the Business Combination that are different from, or in addition to (and which may conflict with), your interests as a stockholder of ROCC, which could result in a real or perceived conflict of interest. These interests include:
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unless ROCC consummates the Business Combination or an initial business combination prior to December 15, 2022, Roth and Craig-Hallum will not be entitled to a fee equal to 4.5% of the gross proceeds of the IPO equal to approximately $5.2 million under the Business Combination Marketing Agreement, or a fee of approximately $5.8 million for acting as placement agents in the PIPE Investment and the Sponsor and ROCC’s executive officer and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and the concurrent private placement of the Private Units not deposited in the Trust Account;

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of ROCC Common Stock held by them if we fail to consummate the Business Combination or an initial business combination prior to December 15, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, CR Financial Holdings, Inc. and the Sponsor have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

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the fact that, with certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (x) six months after the date of the consummation of the Business Combination and (y) the date on which the closing price of ROCC Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination and the remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of the Business Combination or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of ROCC Common Stock for cash, securities or other property;

•
the fact that CR Financial Holdings, Inc., an entity affiliated with Roth, purchased an aggregate of 100 shares of ROCC Common Stock for an aggregate purchase price of $25,000 in February 2019 and such 100 shares of ROCC Common Stock resulted in an aggregate of 2,875,000 shares of ROCC Common Stock held by CR Financial Holdings, Inc. (after (i) the declaration of a stock dividend of

43,125 shares of ROCC Common Stock for each share of ROCC Common Stock then outstanding in June 2020 and (ii) a transfer back to us of 1,437,500 shares of ROCC Common Stock for nominal consideration, which shares were then cancelled but prior to the sale of 745,840 shares of ROCC Common Stock to the Sponsor and certain of our executive officers and directors);
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the fact that the Sponsor and certain of our executive officers and directors purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares of ROCC Common Stock for an aggregate purchase price of $6,485.56, and the Founder Shares will have a significantly higher value at the time of the consummation of the Business Combination;

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the continued indemnification of ROCC’s executive officers and directors and the continuation of ROCC’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

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the fact that Mr. Adam Rothstein will continue as a member of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors; and

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the fact that the Sponsor and ROCC’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal.

These interests may influence the ROCC’s directors in making their recommendation that you vote in favor of the approval of the Business Combination Proposal and the other Proposals.
ROCC is requiring the ROCC’s stockholders who wish to redeem their Public Shares in connection with the Business Combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their redemption rights.
ROCC is requiring the ROCC’s stockholders who wish to redeem their Public Shares to either tender their certificates to Continental or to deliver their shares to Continental electronically using the DTC’s DWAC (Deposit / Withdrawal At Custodian) System at least two business days prior to the Meeting. In order to obtain a physical certificate, a stockholder’s broker and/or clearing broker, DTC and Continental will need to act to facilitate this request. It is ROCC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from Continental. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System, we cannot assure you of this fact. Accordingly, if it takes longer than ROCC anticipates for stockholders to deliver their Public Shares, stockholders who wish to redeem their Public Shares may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their Public Shares.
Redeeming ROCC’s stockholders may be unable to sell their Public Shares when they wish in the event that the Business Combination is not consummated.
If ROCC requires public stockholders who wish to redeem their Public Shares in connection with the consummation Business Combination to comply with specific requirements for redemption as described in this proxy statement and the Business Combination is not consummated, ROCC will promptly return such certificates to its public stockholders. Accordingly, public stockholders who attempted to redeem their Public Shares in such a circumstance will be unable to sell their Public Shares in the event that the Business Combination is not consummated until ROCC has returned their Public Shares to them. The market price for shares of ROCC Common Stock may decline during this time and you may not be able to sell your their Public Shares when you wish, even while other stockholders that did not seek redemption may be able to sell their shares of ROCC Common Stock.
If ROCC’s security holders exercise their registration rights with respect to the Founder Shares, the Private Units and the underlying securities, it may have an adverse effect on the market price of ROCC’s securities.
The Initial Stockholders are entitled to make a demand that ROCC register the resale of the Founder Shares, the Private Units and the underlying securities at any time commencing three months prior to the date on which the Founder Shares may be released from escrow. Additionally, the Initial Stockholders are entitled to demand that ROCC register the resale of the shares of ROCC Common Stock underlying any securities the Initial Stockholders may be issued in payment of working capital loans made to us at any time after ROCC consummates the Business Combination. If the Initial Stockholders exercise their registration rights with respect to all of their securities, then there will be an additional 3,150,000 shares of ROCC Common Stock eligible for trading in the public market. The presence of these additional shares of ROCC Common Stock trading in the public market may have an adverse effect on the market price of ROCC’s securities.
ROCC will not obtain an opinion from an unaffiliated third party as to the fairness of the Business Combination to the ROCC’s stockholders.
ROCC is not required to obtain an opinion from an unaffiliated third party that the price it is paying in the Business Combination is fair to the ROCC’s public stockholders from a financial point of view. The ROCC’s public stockholders therefore must rely solely on the judgment of the ROCC Board.
If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of ROCC’s securities may decline.
The market price of ROCC’s securities may decline as a result of the consummation of the Business Combination if:
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ROCC does not achieve the perceived benefits of the Business Combination as rapidly as, or to the extent anticipated by, financial or industry analysts; or

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the effect of the Business Combination on the financial statements is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of decreasing market price of ROCC Common Stock.
ROCC has incurred and expects to incur significant costs associated with the Business Combination. Whether or not the Business Combination is consummated, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by the Combined Company if the Business Combination is consummated or by ROCC if the Business Combination is not consummated.
ROCC has incurred significant costs associated with the Business Combination. To date, ROCC has incurred approximately $2.8 million in expenses in connection with the IPO and the Business Combination. These expenses will reduce the amount of cash available to be used for other corporate purposes by the Combined Company if the Business Combination is consummated or by ROCC if the Business Combination is not consummated.
The unaudited pro forma condensed combined financial information contained in this proxy statement may not be indicative of what the Combined Company’s actual financial condition or results of operations would have been.
The unaudited pro forma condensed combined financial information contained in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what the Combined Company’s actual financial condition or results of operations would have been had the Business Combination been consummated on the dates indicated. The preparation of the unaudited pro forma condensed combined financial information was based upon available information and certain estimates and assumptions that ROCC and Reservoir believe are reasonable. The unaudited pro forma condensed combined financial information reflects adjustments, which are based upon preliminary estimates. See “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
Termination of the Merger Agreement could negatively impact ROCC.
If the Business Combination is not consummated for any reason, including as a result of the ROCC’s stockholders declining to approve the Proposals required to effect the Business Combination, the ongoing business of ROCC may be adversely impacted and, without realizing any of the anticipated benefits of the consummation of the Business Combination, ROCC would be subject to a number of risks, including the following:
•
ROCC may experience negative reactions from the financial markets, including negative impacts on the stock price of ROCC Common Stock, including to the extent that the current market price reflects a market assumption that the Business Combination will be consummated;

•
ROCC will have incurred substantial expenses and will be required to pay certain costs relating to the Business Combination, whether or not the Business Combination is consummated; and

•
since the Merger Agreement restricts the conduct of ROCC’s business prior to consummation of the Business Combination, ROCC may not have been able to take certain actions during the pendency of the Business Combination that would have benefitted it as an independent company, and the opportunity to take such actions may no longer be available (see “Proposal 1 — The Business Combination Proposal — The Merger Agreement — Covenants and Agreements” for a description of the restrictive covenants applicable to ROCC).

If the Merger Agreement is terminated and the ROCC Board seeks another business combination, the ROCC’s stockholders cannot be certain that ROCC will be able to find another target business or that such other business combination will be consummated. See “Proposal 1 — The Business Combination Proposal — The Merger Agreement — Termination of the Merger Agreement.”
The obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may divert from our business operations.
As a result of the Business Combination, the Combined Company will become subject to the reporting requirements of the Exchange Act and the Sarbanes-Oxley Act. The Exchange Act requires that the Combined Company file annual, quarterly and current reports with respect to its business, financial condition and results of operations. The Sarbanes-Oxley Act requires, among other things, that the Combined Company establish and maintain effective internal control over financial reporting. As a result, the Combined Company will incur significant legal, accounting and other expenses that it did not previously incur. The Combined Company’s entire management team and many of its other employees will need to devote substantial time to compliance and may not effectively or efficiently manage its transition into a public company.
In addition, the need to establish the corporate infrastructure demanded of a public company may also divert management’s attention from implementing the Combined Company’s business strategy, which could prevent it from improving its business, financial condition, cash flows and results of operations. The Combined Company has made, and will continue to make, changes to its internal control over financial reporting, including information technology controls, and procedures for financial reporting and accounting systems to meet its reporting obligations as a public company. However, the measures the Combined Company takes may not be sufficient to satisfy its obligations as a public company. If the Combined Company does not continue to develop and implement the right processes and tools to manage its changing enterprise and maintain its culture, its ability to compete successfully and achieve its business objectives could be impaired, which could negatively impact its business, financial condition, cash flows and results of operations. In addition, the Combined Company cannot predict or estimate the amount of additional costs it may incur to comply with these requirements. The Combined Company anticipates that these costs will materially increase its general and administrative expenses.
These rules and regulations result in the Combined Company’s incurring legal and financial compliance costs and will make some activities more time-consuming and costly. For example, the Combined Company expects these rules and regulations to make it more difficult and more expensive for it to obtain director and officer liability insurance, and the Combined Company may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for the Combined Company to attract and retain qualified people to serve on the Combined Company’s board of directors, or committees thereof, or as executive officers of the Combined Company.

As a public reporting company, the Combined Company will be subject to rules and regulations established from time to time by the SEC regarding its internal control over financial reporting. If the Combined Company fails to establish and maintain effective internal control over financial reporting and disclosure controls and procedures, it may not be able to accurately report its financial results or report them in a timely manner.
Upon consummation of the Business Combination, the Combined Company will become a public reporting company subject to the rules and regulations established from time to time by the SEC and Nasdaq. These rules and regulations will require, among other things, that the Combined Company establish and periodically evaluate procedures with respect to its internal control over financial reporting. Reporting obligations as a public company are likely to place a considerable strain on the Combined Company’s financial and management systems, processes and controls, as well as on its personnel. In addition, as a public company, the Combined Company will be required to document and test its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act so that its management can certify as to the effectiveness of its internal control over financial reporting.
In the event that a significant number of the Public Shares are redeemed, the Combined Company’s common stock may become less liquid following the consummation of the Business Combination.
If a significant number of the Public Shares are redeemed, ROCC may be left with a significantly smaller number of stockholders. As a result, trading in the shares of the Combined Company may be limited and your ability to sell your shares of the Combined Company’s common stock in the market could be adversely affected. The Combined Company intends to apply to list its shares on the Nasdaq, and Nasdaq may not list the Combined Company’s common stock on its exchange, which could limit investors’ ability to make transactions in the Combined Company’s common stock and subject the Combined Company to additional trading restrictions.
The Combined Company will be required to meet the initial listing requirements to be listed on Nasdaq. However, the Combined Company may be unable to maintain the listing of its securities in the future.
If the Combined Company fails to meet the continued listing requirements and Nasdaq delists the Combined Company’s common stock, the Combined Company could face significant material adverse consequences, including:
•
a limited availability of market quotations for the Combined Company’s common stock;

•
a limited amount of news and analyst coverage for the Combined Company; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

ROCC may waive one or more of the conditions to the consummation of the Business Combination without resoliciting stockholder approval for the Business Combination Proposal.
ROCC may agree to waive, in whole or in part, some of the conditions to its obligations to consummate the Business Combination, to the extent permitted by applicable laws. The ROCC Board will evaluate the materiality of any waiver to determine whether amendment of this proxy statement and resolicitation of proxies is warranted. In some instances, if the ROCC Board determines that a waiver is not sufficiently material to warrant resolicitation of stockholders, ROCC has the discretion to consummate the Business Combination without seeking further stockholder approval. For example, it is a condition to ROCC’s obligations to consummate the Business Combination that there be no restraining order, injunction or other order restricting Reservoir’s conduct of its business. However, if the ROCC Board determines that any such order or injunction is not material to the business of Reservoir, then the ROCC Board may elect to waive that condition without stockholder approval and consummate the Business Combination.
The ROCC’s stockholders will experience immediate dilution as a consequence of the issuance of ROCC Common Stock as consideration in the Business Combination, and having a minority share position may reduce the influence that the ROCC’s current stockholders have on the management of ROCC.
Following the consummation of the Business Combination, assuming no redemptions of the Public Shares for cash and based on the assumptions of the number of the Merger Consideration Shares issuable to the Reservoir Stockholders described under “Unaudited Pro Forma Condensed Combined Financial Information,” the ROCC’s current public stockholders will own approximately 15.7% of non-redeemable shares of the Combined Company’s common stock, the Sponsor and ROCC’s current executive officers, directors and affiliates will own approximately 4.3% of non-redeemable shares of the Combined Company’s common stock, the investors in the PIPE Investment will own approximately 20.5% of non-redeemable shares of the Combined Company’s common stock and the Reservoir Stockholders will own approximately 59.5% of non-redeemable shares of the Combined Company’s common stock. Assuming redemption by holders of 10,635,694 outstanding Public Shares, the ROCC’s current public stockholders will own approximately 1.4% of non-redeemable shares of the Combined Company’s common stock, the Sponsor and ROCC’s current executive officers, directors and affiliates will own approximately 5.0% of non-redeemable shares of the Combined Company’s common stock, the investors in the PIPE Investment will own approximately 23.9% of the Combined Company’s common stock and the Reservoir Stockholders will own approximately 69.7% of non-redeemable shares of the Combined Company’s common stock. The minority position of the ROCC’s stockholders will give them limited influence over the management and operations of the Combined Company.
The Combined Company’s substantial indebtedness could adversely affect its business, cash flows, financial condition and results of operations.
The Combined Company is expected to enter into the New Senior Credit Facility in an aggregate amount of up to a $248,750,000 that is expected to mature in October 2024. See “Proposal 1 — The Business Combination Proposal — Other Agreements Relating to the Business Combination — Debt Commitment Letters.”
The Combined Company’s substantial indebtedness could:
•
require the Combined Company to dedicate a substantial portion of cash flow from operations to payments in respect of its indebtedness, thereby reducing the availability of cash flow to fund working capital, potential acquisition opportunities and other general corporate purposes;

•
increase the amount of interest that the Combined Company has to pay, because some of its borrowings are at variable rates of interest, which will result in higher interest payments if interest rates increase and, if and when the Combined Company is required to refinance any of its indebtedness, an increase in interest rates would also result in higher interest costs;

•
increase its vulnerability to adverse general economic or industry conditions;

•
require refinancing, which the Combined Company may not be able to do on reasonable terms;

•
limit its flexibility in planning for, or reacting to, competition and/or changes in its business or the industry in which it operates;

•
limit its ability to borrow additional funds;

•
restrict the Combined Company from making strategic acquisitions or necessary divestitures or otherwise exploiting business opportunities; and

•
place the Combined Company at a competitive disadvantage compared to its competitors that have less debt and/or more financial resources.

In addition, despite the Combined Company’s anticipated levels of indebtedness, it may be able to incur substantially more indebtedness under the New Senior Credit Facility, which may increase the risks created by its indebtedness and could have a material adverse effect on its business, cash flows, financial condition and results of operations.
The Combined Company may not be able to generate sufficient cash to service all of its indebtedness and may be forced to take other actions to satisfy obligations under its indebtedness, which may not be successful.
The Combined Company’s ability to make scheduled payments on or to refinance its debt obligations will depend on its future operating performance and on economic, financial, competitive, legislative and other factors and any legal and regulatory restrictions on the payment of distributions and dividends to which the

Combined Company and its subsidiaries may be subject. Many of these factors may be beyond the Combined Company’s control. The Combined Company cannot assure you that its business will generate sufficient cash flow from operations, that currently anticipated cost savings and operating improvements will be realized or that future borrowings will be available to the Combined Company in an amount sufficient to enable it to satisfy its obligations under its indebtedness or to fund its other needs. If the cash flows and capital resources of the Combined Company are insufficient to service its indebtedness, it may be forced to reduce or delay acquisitions, sell assets, seek additional capital or restructure or refinance its indebtedness. These alternative measures may not be successful and may not permit the Combined Company to meet its scheduled debt service obligations. The Combined Company’s ability to restructure or refinance its indebtedness will depend on the condition of the capital markets and its financial condition at such time. Any refinancing of its indebtedness could be at higher interest rates and may require it to comply with more onerous covenants, which could further restrict the business operations of the Combined Company. In addition, the terms of the New Senior Credit Facility or any future debt agreements may restrict the Combined Company from adopting some of these alternatives. In the absence of such operating results and resources, the Combined Company could face substantial liquidity problems and might be required to dispose of material assets or operations to meet its debt service and other obligations. The Combined Company may not be able to consummate those dispositions for fair market value or at all. Furthermore, any proceeds that the Combined Company could realize from any such dispositions may not be adequate to meet its debt service obligations then due. The Combined Company’s inability to generate sufficient cash flow to satisfy its debt service or other obligations, or to refinance its indebtedness on commercially reasonable terms or at all, could have a material adverse effect on its business, cash flows, financial condition and results of operations.
Provisions in the Proposed Charter and Delaware law may have the effect of discouraging lawsuits against the Combined Company’s directors and officers.
The Proposed Charter will require that, unless the Combined Company consents in writing to the selection of an alternative forum, the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Combined Company, (ii) any action, suit or proceeding asserting a claim of breach of fiduciary duty owed by any of the Combined Company’s directors, officers or stockholders to the Combined Company or its stockholders, (iii) any action, suit or proceeding asserting a claim arising pursuant to the Delaware General Corporation Law, the Proposed Charter or the amended and restated bylaws or (iv) any action, suit or proceeding asserting a claim governed by the internal affairs doctrine. In addition, subject to the provisions of the preceding sentence, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. If any action the subject matter of which is within the scope of the first sentence of this paragraph is filed in a court other than the courts in the State of Delaware (a “foreign action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the first sentence of this paragraph and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the foreign action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in any shares of the Combined Company’s capital stock shall be deemed to have notice of and to have consented to the forum provisions in the Proposed Charter. This forum selection clause may discourage claims or limit stockholders’ ability to submit claims in a judicial forum that they find favorable and may result in additional costs for a stockholder seeking to bring a claim. While we believe the risk of a court declining to enforce this forum selection clause is low, if acourt were to determine this forum selection clause to be inapplicable or unenforceable in an action, the Combined Company may incur additional costs in conjunction with its efforts to resolve the dispute in an alternative jurisdiction, which could have a negative impact on the Combined Company’s business, cash flows, financial condition and results of operations and result in a diversion of the time and resources of the Combined Company’s management and board of directors.

Anti-takeover provisions contained in the Proposed Charter and the proposed amended and restated bylaws, as well as provisions of Delaware law, could impair a takeover attempt.
The Proposed Charter and proposed amended and restated bylaws will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. ROCC is also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for the Combined Company’s common stock. See “Proposal 2 — The Charter Proposal.”
The Business Combination will result in changes to the board of directors that may affect our strategy.
If the parties consummate the Business Combination and the Directors Proposal is approved and adopted, the composition of the Combined Company’s board of directors will change from the current boards of directors of ROCC and Reservoir. The Combined Company’s board of directors will be divided into three classes and will consist of the directors elected pursuant to the Directors Proposal, each of whom will serve an initial term ending in either 2022, 2023 or 2024, and thereafter will serve a three-year term. This new composition of the Combined Company’s board of directors may affect our business strategy and operating decisions upon the consummation of the Business Combination.
Activities taken by ROCC’s affiliates to purchase, directly or indirectly, Public Shares will increase the likelihood of approval of the Business Combination Proposal and the other Proposals and may affect the market price of the ROCC’s securities.
The Sponsor or ROCC’s executive officers, directors and advisors, or their respective affiliates, may purchase shares of ROCC Common Stock in privately negotiated transactions either prior to or following the consummation of the Business Combination. None of the Sponsor or ROCC’s executive officers, directors and advisors, or their respective affiliates, will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of the Sponsor or ROCC’s executive officers, directors and advisors, or their respective affiliates, currently anticipates paying any premium purchase price for such Public Shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by the Sponsor or ROCC’s executive officers, directors and advisors, or their respective affiliates, or the price such parties may pay.
If such transactions are effected, the consequence could be to cause the Business Combination Proposal to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares of ROCC Common Stock by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and the other Proposals and would likely increase the chances that the Business Combination Proposal and the other Proposals would be approved. If the market does not view the Business Combination positively, purchases of the Public Shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of ROCC’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of ROCC’s securities.
As of the date of this proxy statement, no agreements with respect to the private purchase of the Public Shares by ROCC or the persons described above have been entered into. ROCC will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the Sponsor or ROCC’s executive officers, directors and advisors, or their respective affiliates, that would affect the vote on the Business Combination Proposal or the other Proposals.
Risks Related to the Combined Company’s Common Stock
The market price of the Combined Company’s common stock is likely to be highly volatile, and you may lose some or all of your investment.
Following the consummation of the Business Combination, the market price of Combined Company’s common stock is likely to be highly volatile and may be subject to wide fluctuations in response to a variety of factors, including the following:

•
the impact of the COVID-19 pandemic on the Combined Company’s business, financial condition and results of operations;

•
the Combined Company’s quarterly or annual earnings or those of other companies in its industry compared to market expectations;

•
the size of the Combined Company’s public float;

•
the inability to obtain or maintain the listing of the Combined Company’s common stock on Nasdaq;

•
the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the Combined Company’s ability to grow and manage growth profitably and retain its key employees;

•
coverage by or changes in financial estimates by securities or industry analysts or failure to meet their expectations;

•
changes in accounting standards, policies, guidance, interpretations or principles;

•
changes in senior management or key personnel;

•
changes in applicable laws or regulations;

•
risks relating to the uncertainty of the Combined Company’s projected financial information;

•
risks related to the organic and inorganic growth of the Combined Company’s business and the timing of expected business milestones;

•
the amount of redemption requests made by the ROCC’s stockholders; and

•
changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural disasters, terrorist attacks, acts of war and responses to such events.

In addition, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations have often been unrelated or disproportionate to the operating performance of those companies. Broad market and industry factors, as well as general economic, political, regulatory and market conditions, may negatively affect the market price of the Combined Company’s common stock, regardless of the Combined Company’s actual operating performance.Furthermore, due to their cost of acquiring the Founder Shares being significantly less than the effective price per share of ROCC Common Stock paid by investors in the IPO, the ability of the Initial Stockholders to sustain the negative effects of any such volatility will be much greater than such investors in the IPO or investors that acquired ROCC Common Stock in the open market following the consummation of the IPO.
Volatility in the Combined Company’s stock price could subject the Combined Company to securities class action litigation.
In the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. If the Combined Company faces such litigation, it could result in substantial costs and a diversion of management’s attention and resources, which could harm its business.
If securities or industry analysts do not publish research or reports about the Combined Company, or publish negative reports, the Combined Company’s stock price and trading volume could decline.
The trading market for the Combined Company’s common stock will depend, in part, on the research and reports that securities or industry analysts publish about the Combined Company. The Combined Company does not have any control over these analysts. If the Combined Company’s financial performance fails to meet analyst estimates or one or more of the analysts who cover the Combined Company downgrade the Combined Company’s common stock or change their opinion, the Combined Company’s stock price would likely decline. If one or more of these analysts cease coverage of the Combined Company or fail to regularly publish reports on the Combined Company, it could lose visibility in the financial markets, which could cause the Combined Company’s stock price or trading volume to decline.

Because the Combined Company does not anticipate paying any cash dividends in the foreseeable future, capital appreciation, if any, would be your sole source of gain.
The Combined Company currently anticipates that it will retain future earnings for the development, operation and expansion of its business and does not anticipate declaring or paying any cash dividends for the foreseeable future. As a result, capital appreciation, if any, of the Combined Company’s common stock would be your sole source of gain on an investment in the Combined Company’s common stock for the foreseeable future.
The future sales of shares by the Combined Company’s stockholders and future exercise of registration rights may adversely affect the market price of the Combined Company’s common stock.
Sales of a substantial number of shares of the Combined Company’s common stock in the public market could occur at any time. If the Combined Company’s stockholders sell, or the market perceives that the Combined Company’s stockholders intend to sell, substantial amounts of the Combined Company’s common stock in the public market, the market price of the Combined Company’s common stock could decline.
The holders of the Founder Shares are entitled to registration rights pursuant to a registration rights agreement entered into in connection with the IPO. The holders of the majority of these securities are entitled to make up to three demands that ROCC register such securities. The holders of the majority of the Founder Shares, the Private Units and any working capital loans made to ROCC are entitled to make up to two demands that we register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder Shares are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Business Combination. The presence of these additional Founder Shares trading in the public market may have an adverse effect on the market price of the Combined Company’s common stock.
The Combined Company is an emerging growth company, and the Combined Company cannot be certain if the reduced reporting requirements applicable to emerging growth companies will make the Combined Company’s common stock less attractive to investors.
Following the consummation of the Business Combination, the Combined Company will be an emerging growth company, as defined in the JOBS Act. For as long as the Combined Company continues to be an emerging growth company, it may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including exemption from compliance with the auditor attestation requirements of Section 404, reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. The Combined Company will remain an emerging growth company until the earlier of (i)(x) December 15, 2025, (y) the date on which the Combined Company has total annual gross revenue of at least $1.07 billion or (z) the date on which the Combined Company is deemed to be a large accelerated filer, which means the market value of shares of the Combined Company’s common stock that are held by non-affiliates exceeds $700 million as of the prior September 30th, and (ii) the date on which the Combined Company has issued more than $1.0 billion in non-convertible debt during the prior three-year period.
In addition, under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. The Combined Company has elected to avail itself of this exemption from new or revised accounting standards and, therefore, the Combined Company will not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.
Even after the Combined Company no longer qualifies as an emerging growth company, it may still qualify as a “smaller reporting company,” which would allow it to take advantage of many of the same exemptions from disclosure requirements including exemption from compliance with the auditor attestation requirements of Section 404 and reduced disclosure obligations regarding executive compensation in this proxy statement and the Combined Company’s periodic reports and proxy statements.

The Combined Company cannot predict if investors will find the Combined Company’s common stock less attractive because the Combined Company may rely on these exemptions. If some investors find the Combined Company’s common stock less attractive as a result, there may be a less active trading market for the Combined Company’s common stock and its market price may be more volatile.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial information presents the combination of the financial information of Reservoir and ROCC, adjusted to give effect to the consummation of the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”.
The unaudited pro forma condensed combined balance sheet as of March 31, 2021 combines the historical balance sheet of Reservoir and the historical balance sheet of ROCC on a pro forma basis as if the Business Combination and the PIPE Investment had been consummated on March 31, 2021. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 combine the derived historical results of operations of Reservoir and historical statements of operations of ROCC for such periods on a pro forma basis as if the Business Combination and the PIPE Investment had been consummated on January 1, 2020, the beginning of the earliest period presented.
The unaudited pro forma condensed combined financial statements have been prepared from and should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
the historical audited consolidated financial statements of Reservoir as of and for the years ended March 31, 2021 and 2020 and the related notes, contained elsewhere in this proxy statement;

•
the historical unaudited condensed financial statements of ROCC as of and for the three months ended March 31, 2021 and the related notes, contained elsewhere in this proxy statement;

•
the audited financial statements of ROCC as of and for the year ended December 31, 2020 and the related notes, contained elsewhere in this proxy statement; and

•
other information relating to Reservoir and ROCC contained elsewhere in this proxy statement, including the Merger Agreement and the description of certain terms thereof set forth in the section entitled “Proposal 1 — The Business Combination Proposal — The Merger Agreement.”

Pursuant to the Current Charter, ROCC is providing the holders of the Public Shares with the opportunity to have their Public Shares redeemed at the consummation of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of the then outstanding Public Shares, subject to the limitations described in this proxy statement.
Notwithstanding the legal form of the Business Combination pursuant to the Merger Agreement, the Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, Reservoir is treated as the acquirer and ROCC is treated as the acquired company for financial statement reporting purposes. Reservoir will be determined to be the accounting acquirer primarily based on the fact, that subsequent to the consummation of the Business Combination, the Reservoir stockholders will have a majority of the voting power of the Combined Company, Reservoir will comprise all of the ongoing operations of the Combined Company, Reservoir will control a majority of the governing body of the Combined Company, and Reservoir’s senior management will comprise all of the senior management of the Combined Company.
The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of the Public Shares:
•
Assuming No Redemptions:   This “minimum scenario” presentation assumes that none of the 11,063,863 Public Shares outstanding as of the Record Date are redeemed by the ROCC stockholders.

•
Assuming Maximum Redemptions:   This “maximum scenario” presentation assumes that the ROCC’s stockholders redeem 10,635,694 of the 11,063,863 Public Shares outstanding as of the Record Date for an aggregate redemption payment of approximately $110.6 million from the Trust

Account, which is derived from the number of the Public Shares that could be redeemed in connection with the Business Combination at an assumed redemption price of $10.40 per share based on the Trust Account balance as of March 31, 2021 while providing for a minimum net tangible asset value of $5,000,000 upon the consummation of the Business Combination and the PIPE Investment on March 31, 2021.
The unaudited pro forma condensed combined financial information is for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and the PIPE Investment taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Combined Company.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF MARCH 31, 2021
(in dollars)
	Historical	Historical
	Reservoir Holdings, Inc.	Roth CH Acquisition II Co.	Scenario 1 (Assuming No Additional Redemption into Cash)				Scenario 2 (Assuming Maximum Redemption into Cash)
	March 31, 2021 (A)	March 31, 2021 (B)	Transaction Accounting Adjustments		Note	Pro Forma Combined Company	Transaction Accounting Adjustments		Note	Pro Forma Combined Company
ASSETS
Current Assets:
Cash and cash equivalents	$9,209,920	$549,040	$	―		$269,006,781	$	―		$158,444,930
Cash and cash equivalents	―	―		115,012,821	5(c)1	―		115,012,821	5(c)1	―
Cash and cash equivalents	―	―		―		―		(110,561,851)	5(c)2	―
Cash and cash equivalents	―	―		144,235,000	5(d)	―		144,235,000	5(d)	―
Accounts receivable, net	15,813,384	―		―		15,813,384		―		15,813,384
Current portion of royalty advances	12,840,855	―		―		12,840,855		―		12,840,855
Inventory and prepaid expenses	1,406,379	380,555		―		1,786,934		―		1,786,934
Total current assets	39,270,538	929,595		259,247,821		299,447,954		148,685,970		188,886,103
Cash and marketable securities held in Trust Account	―	115,012,821		(115,012,821)	5(c)1	―		(115,012,821)	5(c)1	―
Property, plant and equipment, net	321,766	―		―		321,766		―		321,766
Intangible assets, net	393,238,010	―		―		393,238,010		―		393,238,010
Royalty advances, net of current portion	28,741,225	―		―		28,741,225		―		28,741,225
Investment in equity affiliate	1,591,179	―		―		1,591,179		―		1,591,179
Other assets	781,735	―		―		781,735		―		781,735
Total assets	$463,944,453	$115,942,416		$144,235,000		$724,121,869		$33,673,149		$613,560,018
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$3,316,768	$125,034		$13,875,000	5(f)	$17,316,802		$13,875,000	5(f)	$17,316,802
Amounts due to related parties	290,172	―		―		290,172				290,172
Accrued payroll	1,634,852	―		―		1,634,852		―		1,634,852
Royalties payable	14,656,566	―		―		14,656,566		―		14,656,566
Other current liabilities	2,615,488	―		―		2,615,488		―		2,615,488
Current portion of loans and secured notes payable	1,000,000	―		(1,000,000)	5(e)	―		(1,000,000)	5(e)	―
Income taxes payable	533,495	―		―		533,495		―		533,495
Deferred revenue	1,337,987	―		―		1,337,987		―		1,337,987
Total current liabilities	25,385,328	125,034		12,875,000		38,385,362		12,875,000		38,385,362
Long-term debt, net of current maturities	17,500,000	―		(17,500,000)	5(e)	―		(17,500,000)	5(e)	―
Debt issue cost, net	(3,058,973)	―		―		(3,058,973)		―		(3,058,973)
Secured line of credit	197,090,848	―		18,500,000	5(e)	215,590,848		18,500,000	5(e)	215,590,848
Fair value of swaps	4,566,537	―		―		4,566,537		―		4,566,537
Deferred income taxes	19,735,537	―		―		19,735,537		―		19,735,537
Warrant liabilities	―	178,750		―		178,750		―		178,750
Other liabilities	6,739,971	―		―		6,739,971		―		6,739,971
Total liabilities	267,959,248	303,784		13,875,000		282,138,032		13,875,000		282,138,032
Commitments and Contingencies
Common stock subject to possible redemption	―	110,638,630		(110,638,630)	5(c)1	―		(110,638,630)	5(c)2	―
Stockholders’ Equity:
Common stock	―	359		―		359		―		359
Common stock	1	―		4,364	5(b)	4,365		4,364	5(b)	4,365
Common stock	―	―		1,106	5(c)1	1,106		43	5(c)2	43
Common stock	―	―		1,500	5(d)	1,500		1,500	5(d)	1,500
Preferred stock	81,632,500	―		(81,632,500)	5(a)	―		(81,632,500)	5(a)	―
Additional paid-in capital		5,370,137		―		5,370,137		―		5,370,137
Additional paid-in capital	110,499,153	―		81,632,500	5(a)	192,131,653		81,632,500	5(a)	192,131,653
Additional paid-in capital	―	―		(4,364)	5(b)	(4,364)		(4,364)	5(b)	(4,364)
Additional paid-in capital	―	―		110,637,524	5(c)1	110,637,524		76,736	5(c)2	76,736
Additional paid-in capital	―	―		144,233,500	5(d)	144,233,500		144,233,500	5(d)	144,233,500
Additional paid-in capital	―	―		(13,875,000)	5(f)	(13,875,000)		(13,875,000)	5(f)	(13,875,000)
Additional paid-in capital	―	―		(370,494)	5(g)	(370,494)		(370,494)	5(g)	(370,494)
Retained earnings (accumulated deficit)	751,496	(370,494)		370,494	5(g)	751,496		370,494	5(g)	751,496
Accumulated other comprehensive income	2,096,358	―		―		2,096,358		―		2,096,358
Noncontrolling interest	1,005,697	―		―		1,005,697		―		1,005,697
Total stockholders’ equity	195,985,205	5,000,002		240,998,630		441,983,837		130,436,779		331,421,986
Total liabilities and stockholders’ equity	$463,944,453	$115,942,416		$144,235,000		$724,121,869		$33,673,149		$613,560,018
See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(in dollars, except share amounts)
	Historical	Historical
	Reservoir Holdings, Inc.	Roth CH Acquisition II Co.	Scenario 1 (Assuming No Additional Redemption into Cash)			Scenario 2 (Assuming Maximum Redemption into Cash)
	Pro forma Three Months Ended March 31, 2021 (A)	Historical Three Months Ended March 31, 2021 (B)	Transaction Accounting Adjustments	Note	Pro Forma Combined Company	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Revenues	$25,593,599	$—	$—		$25,593,599	$—		$25,593,599
Cost of revenue	9,172,247	—	—		9,172,247	—		9,172,247
Administration expenses	4,585,927	204,239	—		4,790,166	—		4,790,166
Amortization and depreciation	3,681,589	—	—		3,681,589	—		3,681,589
Total costs and expenses	17,439,763	204,239	—		17,644,002	—		17,644,002
Operating income	8,153,836	(204,239)	—		7,949,597	—		7,949,597
Interest expense	(2,304,183)	—	—		(2,304,183)	—		(2,304,183)
Gain on fair value of swaps	1,728,584	—	—		1,728,584	—		1,728,584
Loss on foreign exchange	(361,091)	—	—		(361,091)	—		(361,091)
Change in fair value of warrant liabilities	—	(49,500)	—		(49,500)	—		(49,500)
Interest and other income	7,091	6,208	—		13,299	(6,208)	6(b)	7,091
	(929,599)	(43,292)	—		(972,891)	(6,208)		(979,099)
Income before income taxes	7,224,237	(247,531)	—		6,976,706	(6,208)		6,970,498
Income tax benefit (expense)	(1,117,729)	—	—		(1,117,729)	—		(1,117,729)
Net income (loss)	$6,106,508	$(247,531)	$—		$5,858,977	$(6,208)		$5,852,769
Net income attributable to noncontrolling interests	(34,588)	—	—		(34,588)	—		(34,588)
Net income (loss) attributable to the Company	$6,071,920	$(247,531)	$—		$5,824,389	$(6,208)		$5,818,181
Earnings (loss) per share:
Basic	$26.62	$(0.07)			$0.08			$0.09
Diluted	$26.62	$(0.07)			$0.08			$0.09
Weighted average common shares outstanding:					—			—
Basic	145,560	3,561,384		6(c)	73,299,393		6(c)	62,663,699
Diluted	228,060	3,561,384		6(c)	73,299,393		6(c)	62,663,699
See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in dollars, except share amounts)
	Historical	Historical
	Reservoir Holdings, Inc.	Roth CH Acquisition II Co.	Scenario 1 (Assuming No Additional Redemption into Cash)			Scenario 2 (Assuming Maximum Redemption into Cash)
	Pro forma December 31, 2020 (A)	Historical December 31, 2020 (B)	Transaction Accounting Adjustments	Note	Pro Forma Combined Company	Transaction Accounting Adjustments	Note	Pro Forma Combined Company
Revenues	$79,112,442	$—	$—		$79,112,442	$—		$79,112,442
Cost of revenue	34,332,586	—	—		34,332,586	—		34,332,586
Administration expenses	13,056,548	109,998	345,368	6(a)	13,511,914	345,368	6(a)	13,511,914
Amortization and depreciation	13,007,252	—	—		13,007,252	—		13,007,252
Total costs and expenses	60,396,386	109,998	345,368		60,851,752	345,368		60,851,752
Operating income	18,716,056	(109,998)	(345,368)		18,260,690	(345,368)		18,260,690
Interest expense	(8,610,363)	—	—		(8,610,363)	—		(8,610,363)
Loss on fair value of swaps	(3,426,690)	—	—		(3,426,690)	—		(3,426,690)
Loss on foreign exchange	(540,447)	—	—		(540,447)	—		(540,447)
Change in fair value of warrant liabilities	—	(17,875)	—		(17,875)	—		(17,875)
Initial public offering costs allocated to warrant liabilities	—	(478)	—		(478)	—		(478)
Interest and other income	55,136	6,613	—		61,749	(6,613)	6(b)	55,136
	(12,522,364)	(11,740)	—		(12,534,104)	(6,613)		(12,540,717)
Income before income taxes	6,193,692	(121,738)	(345,368)		5,726,586	(351,981)		5,719,973
Income tax benefit (expense)	(2,427,964)	—	—		(2,427,964)	—		(2,427,964)
Net income (loss)	$3,765,728	$(121,738)	$(345,368)		$3,298,622	$(351,981)		$3,292,009
Net loss attributable to noncontrolling interests	34,942	—	—		34,942	—		34,942
Net income (loss) attributable to the Company	$3,800,670	$(121,738)	$(345,368)		$3,333,564	$(351,981)		$3,326,951
Earnings (loss) per share:
Basic	$16.84	$(0.05)			$0.05			$0.05
Diluted	$16.84	$(0.05)			$0.05			$0.05
Weighted average common shares outstanding:
Basic	143,252	2,545,512		6(c)	73,299,393		6(c)	62,625,702
Diluted	225,629	2,545,512		6(c)	73,299,393		6(c)	62,625,702
See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
1.
Description of the Business Combination

Roth CH Acquisition II, Co., a Delaware corporation (“ROCC”), Roth CH II Merger Sub Corp., a Delaware corporation (“Merger Sub”) and Reservoir Holdings, Inc., a Delaware corporation (“Reservoir”), entered into an Agreement and Plan of Merger, dated as of April 14, 2021 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Reservoir, with Reservoir surviving as a wholly owned subsidiary of ROCC and the securityholders of Reservoir becoming securityholders of ROCC (the “Business Combination”).
Immediately prior to the effective time of the Business Combination (the “Effective Time”), each share of Series A preferred stock of Reservoir, par value $0.00001 per share (the “Reservoir Preferred Stock”), that is issued and outstanding immediately prior to the Effective Time will be automatically converted immediately prior to the Effective Time into a number of shares of common stock of Reservoir, par value $0.00001 per share (the “Reservoir Common Stock”), at the then-effective conversion rate as calculated pursuant to Reservoir’s certificate of incorporation then in effect (the “Reservoir Preferred Stock Conversion”). The Reservoir Preferred Stock Conversion is contingent on the occurrence of the Effective Time. All of the shares of Reservoir Preferred Stock converted into shares of Reservoir Common Stock pursuant to the Reservoir Preferred Stock Conversion will no longer be outstanding and cease to exist, and each holder of Reservoir Preferred Stock thereafter will cease to have any rights with respect to such shares of Reservoir Preferred Stock.
Presentation of two scenarios: (i) a “minimum” scenario, in which none of the outstanding Public Shares are redeemed and (ii) a “maximum” scenario, in which all of the outstanding Public Share are redeemed. The “maximum” scenario is presented as a redemption of 10,635,694 of the 11,063,863 outstanding Public Shares because, while ROCC will only proceed with the consummation of the Business Combination if it has satisfied the Minimum Cash Condition and if, following any redemptions and taking into account the proceeds from the PIPE Investment, it will have net tangible assets of at least $5,000,000, taking into account the amount currently held in the Trust Account, and taking into account ROCC’s estimated expenses as described in this proxy statement, assuming the PIPE Investment is consummated, ROCC expects to be able to consummate the Business Combination even if all of its outstanding Public Shares are redeemed.
Immediately following the consummation of the Business Combination, under the “minimum” scenario, assuming no redemptions of the Public Shares, the Reservoir stockholders are expected to own approximately 59.5% of the Combined Company (as per the pro forma financial statements presented in this proxy statement). Under the “maximum” scenario, assuming that all of the Public Shares are redeemed, the Reservoir stockholders are expected to own approximately 69.7% of the Combined Company (as per the pro forma financial statements presented in this proxy statement). Upon the consummation of the Business Combination, the Reservoir stockholders will receive the Combined Company’s common stock. Under the “minimum” or the “maximum” redemption scenarios, the Reservoir stockholders will own the majority of the outstanding shares of the Combined Company’s common stock, on an as-exchanged basis and the owner of the majority of the voting shares of the Combined Company following the consummation of the Business Combination is determined to be the Reservoir stockholders.
The shares of ROCC Common Stock expected to be issued in the Business Combination will be issued to the Reservoir stockholders. As noted above, if there are no redemptions of the Public Shares, the Reservoir stockholders are expected to be issued approximately 59.5% of the Combined Company’s common stock, on an as exchanged basis, which would constitute a majority interest.
Subsequent to the consummation of the Business Combination, the board of directors of the Combined Company is expected to be comprised of eight members, of which ROCC is expected to initially appoint one member, and Reservoir is expected to initially appoint seven members.
In connection with the execution of the Merger Agreement, ROCC entered into the Subscription Agreements with certain investors, pursuant to which such investors have agreed to purchase an aggregate of 15,000,000 shares of ROCC Common Stock in a private placement transaction at a price of $10.00 per share for an aggregate commitment of $150.0 million. The closing of the PIPE Investment is expected to take place concurrently with the consummation of the Business Combination. The Subscription Agreements are subject to certain conditions, including, among other things, the consummation of the Business Combination.
2.
Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (the “Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (the “Management’s Adjustments”). The selected unaudited pro forma condensed combined financial information presents the Transaction Accounting Adjustments, but does not present the Management’s Adjustments. The Transaction Accounting Adjustments in the selected unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an understanding of the Combined Company following the consummation of the Business Combination and the PIPE Investment.
The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives pro forma effect to the Business Combination as if it had been consummated on March 31, 2021. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 gives pro forma effect to the Business Combination as if it had been consummated on January 1, 2020.
The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of the Public Shares:
•
Assuming No Redemptions:   This “minimum scenario” presentation assumes that none of the 11,063,863 Public Shares outstanding as of the Record Date are redeemed by the ROCC’s stockholders.

•
Assuming Maximum Redemptions:   This “maximum scenario” presentation assumes that the ROCC’s stockholders redeem 10,635,694 of the 11,063,863 Public Shares outstanding as of the Record Date for an aggregate redemption payment of approximately $110.6 million in the Trust Account, which is derived from the number of shares that could be redeemed in connection with the Business Combination at an assumed redemption price of $10.40 per share based on the trust account balance as of March 31, 2021 providing for a minimum net tangible asset value of $5.0 million upon the consummation of the Business Combination and the PIPE Investment on March 31, 2021.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 has been prepared using, and should be read in conjunction with, the following:
•
the historical audited statement of operations of Reservoir for the year ended March 31, 2021 and the related notes, contained elsewhere in this proxy statement;

•
ROCC’s unaudited statement of operations for the three months ended March 31, 2021 and the related notes, contained elsewhere in this proxy statement.

ROCC’s fiscal year-end is December 31 while Reservoir’s fiscal year-end is March 31. In order for the three months ended March 31, 2021 pro forma results to be comparable, the Reservoir three-month period ended March 31, 2021 was calculated as follows:
	[i] FYE March 31, 2021	[ii] 9 mos. ended 12/31/20	3 mos. March 31, 2021 = [i] – [ii]
		$
Revenues	81,777,789	56,184,190	25,593,599
Costs and expenses:
Cost of revenue	32,991,979	23,819,732	9,172,247
Amortization and depreciation	14,128,604	10,447,015	3,681,589
Administration expenses	14,986,085	10,400,158	4,585,927

	[i] FYE March 31, 2021	[ii] 9 mos. ended 12/31/20	3 mos. March 31, 2021 = [i] – [ii]
		$
Total costs and expenses	62,106,668	44,666,905	17,439,763
Operating income	19,671,121	11,517,285	8,153,836
Interest expense	(8,972,100)	(6,667,917)	(2,304,183)
(Loss) on foreign exchange	(910,799)	(549,708)	(361,091)
Gain on fair value of swaps	2,988,322	1,259,738	1,728,584
Interest and other income	13,243	6,152	7,091
Income before income taxes	12,789,787	5,565,550	7,224,237
Income tax expense	2,454,153	1,336,424	1,117,729
Net income	10,335,634	4,229,126	6,106,508
Net (income) loss attributable to noncontrolling interests	(46,673)	(12,085)	(34,588)
Net income attributable to Reservoir Holdings Inc.	10,288,961	4,217,041	6,071,920

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been prepared using, and should be read in conjunction with, the following:
•
the historical audited financial statements of Reservoir as of and for the years ended March 31, 2021 and 2020 and the related notes, contained elsewhere in this proxy statement;

•
the historical unaudited condensed consolidated financial statements of Reservoir as of December 31, 2020 and the related notes, contained elsewhere in this proxy statement; and

•
ROCC’s audited statement of operations for the year ended December 31, 2020 and the related notes, contained elsewhere in this proxy statement.

ROCC’s fiscal year-end is December 31 while Reservoir’s fiscal year-end is March 31. In order for the year end pro forma results to be comparable, the Reservoir’s twelve-month period ended December 31, 2020 was calculated as follows:
		3 mos. ended 3/31/20
	[A] 9 mos. ended 12/31/20	[i] FYE March 31, 2020	[ii] 9 mos. ended 12/31/19	[B] 3 mos. March 31, 2020 = [i] – [ii]	[C] = [A] + [B] 12 mos. ended 12/31/20
		$
Revenues	56,184,190	63,238,672	40,310,420	22,928,252	79,112,442
Costs and expenses:
Cost of revenue	23,819,732	27,305,489	16,792,635	10,512,854	34,332,586
Amortization and depreciation	10,447,015	8,423,197	5,862,960	2,560,237	13,007,252
Administration expenses	10,400,158	12,032,673	9,376,283	2,656,390	13,056,548
Total costs and expenses	44,666,905	47,761,359	32,031,878	15,729,481	60,396,386
Operating Income	11,517,285	15,477,313	8,278,542	7,198,771	18,716,056
Interest expense	(6,667,917)	(6,463,381)	(4,520,935)	(1,942,446)	(8,610,363)
(Loss) gain on foreign exchange	(549,708)	30,700	21,439	9,261	(540,447)
Gain (loss) on fair value of swaps	1,259,738	(5,555,702)	(869,274)	(4,686,428)	(3,426,690)
Interest and other income	6,152	76,894	27,910	48,984	55,136
Gain on retirement of RMM Issuer debt	—	10,644,084	10,644,084	—	—
Income before income taxes	5,565,550	14,209,908	13,581,766	628,142	6,193,692
Income tax expense	1,336,424	4,199,141	3,107,601	1,091,540	2,427,964
Net income	4,229,126	10,010,767	10,474,165	(463,398)	3,765,728

		3 mos. ended 3/31/20
	[A] 9 mos. ended 12/31/20	[i] FYE March 31, 2020	[ii] 9 mos. ended 12/31/19	[B] 3 mos. March 31, 2020 = [i] – [ii]	[C] = [A] + [B] 12 mos. ended 12/31/20
		$
Net loss attributable to noncontrolling interests	(12,085)	47,027	—	47,027	34,942
Net income attributable to Reservoir Holdings Inc.	4,217,041	10,057,794	10,474,165	(416,371)	3,800,670

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.
The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of Reservoir and ROCC included elsewhere in this proxy statement.
3.
Accounting for the Business Combination

The Business Combination represents a reverse merger and will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, ROCC will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the consummation of the Business Combination, the Reservoir stockholders will have a majority of the voting power of the Combined Company, Reservoir will comprise all of the ongoing operations of the Combined Company, Reservoir will control a majority of the governing body of the Combined Company, and Reservoir’s senior management will comprise all of the senior management of the Combined Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Reservoir issuing shares for the net assets of ROCC, accompanied by a recapitalization. The net assets of Reservoir will be stated at historical cost. No goodwill or other intangible assets will be recorded. Operations following the consummation of the Business Combination will be those of Reservoir.
4.
Shares of ROCC Common Stock issued to the Reservoir Stockholders upon Consummation of the Business Combination and the PIPE Investment

Based on 145,560 shares of Reservoir Common Stock and 82,500 shares of Reservoir Preferred Stock outstanding immediately prior to the consummation of the Business Combination and the PIPE Investment, assuming closing occurred on March 31, 2021, and based on the estimated Exchange Ratio determined in accordance with the terms of the Merger Agreement of 191.3944, ROCC expects to issue approximately 43,649,393 shares of ROCC Common Stock in the Business Combination, determined as follows:
Reservoir Common Stock assumed outstanding prior to the consummation of the Business Combination and the PIPE Investment	145,560

Assumed Exchange Ratio	191.3944
27,859,355
Reservoir Preferred Stock assumed outstanding prior to the consummation of the Business Combination and the PIPE Investment	82,500
Assumed Exchange Ratio	191.3944
15,790,038
Estimated shares of ROCC Common Stock issued to Reservoir Stockholders upon consummation of the Business Combination and the PIPE Investment	43,649,393

5.
Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021

Reservoir and ROCC have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma notes
(A)
Derived from the audited consolidated balance sheet of Reservoir as of March 31, 2021.

(B)
Derived from the unaudited condensed balance sheet of ROCC as of March 31, 2021.

Pro forma adjustments
a)
To reflect Reservoir preferred stockholders conversion of their Reservoir Preferred Stock to Reservoir Common Stock immediately prior to consummation of the Business Combination.

b)
To reflect the exchange of existing Reservoir Common Stock for new ROCC Common Stock in accordance with the Merger Agreement.

c)
Cash in Trust Account.

1.
To reflect the release of cash held in the Trust Account to Cash and Cash Equivalents assuming no ROCC public stockholders exercise their right to have their Public Shares redeemed for their pro rata share of the Trust Account. Also, to reflect the reclassification, in Scenario 1, which assumes no ROCC common stockholders exercise their redemption rights, of ROCC Common Stock subject to redemption of $110.6 million to permanent equity.

2
To reflect, in Scenario 2, the assumption that ROCC’s public stockholders exercise their redemption rights with respect to a maximum 10.6 million shares of ROCC Common Stock prior to the consummation of the Business Combination at a redemption price of approximately $10.40 per share (including earnings on the Trust Account balance), or $110.6 million in cash. The $110.6 million or 10.6 million shares of common stock represents the maximum redemption amount providing for a minimum net tangible asset value of $5.0 million upon a consummation of the Business Combination and the PIPE Investment on March 31, 2021.

d)
To reflect the issuance of an aggregate of 15.0 million shares of ROCC Common Stock at $10.00 per share, less approximately $5.8 million of issue expenses, in the PIPE Investment. The issue expenses of approximately $5.8 million were accrued and reflected in Additional Paid-In Capital.

e)
To reflect the replacement of $18.5 million outstanding of the existing Reservoir term loan by increasing borrowing capacity under the New Senior Credit Facility, which is required to close upon the consummation of the Business Combination. The Secured line of credit was increased by $18.5 million to a limit of $248.8 million. Because the secured line of credit does not have required principal payments, the Current portion of loans and secured notes payable is reclassified to New Senior Credit Facility. The change in interest rate is expected to result in an immaterial change to interest expense and is not adjusted in the pro forma statements.

f)
To reflect the payment of ROCC’s and Reservoir’s total estimated advisory, legal, and other professional fees of approximately $13.9 million that are deemed to be direct and incremental costs of the Business Combination. The payment of approximately $13.9 million was accrued and reflected in Additional Paid-In Capital.

g)
To reclassify the Accumulated Deficit of ROCC to Additional Paid-In Capital.

6.
Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2021 and year ended December 31, 2020

ROCC and Reservoir did not have any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of ROCC’s shares outstanding at the consummation of the Business Combination and the PIPE Investment, assuming the Business Combination and the PIPE Investment occurred on January 1, 2020.
The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Pro forma notes:
(A)
Derived from the audited consolidated statements of operations of Reservoir for the years ended March 31, 2021 and 2020, and the unaudited condensed consolidated statements of income of Reservoir for the nine months ended December 31, 2020 and 2019.

(B)
Derived from the unaudited condensed statements of operations of ROCC for the three months ended March 31, 2021 and the audited statement of operations for the year ended December 31, 2020.

Pro forma adjustments:
a)
To reflect acceleration of stock-based compensation to Reservoir triggered upon consummation of the Business Combination.

b)
To reflect an adjustment to eliminate the interest earned and unrealized gain on marketable securities held in the Trust Account of ROCC for the benefit of the redeeming ROCC stockholders.

c)
As the Business Combination is being reflected as if it had occurred at the beginning of the earliest period presented, the calculation of weighted average shares outstanding for pro forma basic and diluted net income per share assumes that the shares issuable in connection with the Business Combination and the PIPE Investment have been outstanding for the entirety of the periods presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period. Pro forma weighted common shares outstanding — basic and diluted for the three months ended March 31, 2021 and the twelve months ended December 31, 2020 are calculated as follows:

	3 Months Ended March 31, 2021		Year Ended December 31, 2020
	Scenario 1 Combined (Assuming No Additional Redemptions Into Cash)	Scenario 2 Combined (Assuming Maximum Redemptions Into Cash)	Scenario 1 Combined (Assuming No Additional Redemptions Into Cash)	Scenario 2 Combined (Assuming Maximum Redemptions Into Cash)
Weighted-average common shares outstanding, basic and diluted:
Reservoir Holdings, Inc. weighted average shares outstanding(1)	228,060	228,060	225,629	225,629
Reservoir Holdings, Inc. shares of common stock surrendered and cancelled at acquisition	(228,060)	(228,060)	(225,629)	(225,629)
Roth CH Acquisition II, Inc. shares not subject to redemption(2)	3,586,137	3,586,137	3,561,384	3,561,384
Roth CH Acquisition II, Inc. shares subject to redemption reclassified to equity	11,063,863	428,169	11,088,616	414,925
Sale of additional Roth CH Acquisition II, Inc. shares in conjunction with the Recapitalization	15,000,000	15,000,000	15,000,000	15,000,000
Shares issued to Reservoir Holdings, Inc. in recapitalization	43,649,393	43,649,393	43,649,393	43,649,393
Weighted-average common shares outstanding, basic and diluted:	73,299,393	62,663,699	73,299,393	62,625,702

(1)
Derived from the historical financial statements for the three months ended March 31, 2021 and twelve months ended December 31, 2020.

(2)
Derived from the historical financial statements for the three months ended March 31, 2021 and twelve months ended December 31, 2020.

COMPARATIVE PER SHARE INFORMATION
The following table sets forth historical comparative share information for ROCC and Reservoir and unaudited pro forma combined per share information of the Combined Company after giving effect to the Business Combination, assuming two redemption scenarios as follows:
•
Assuming No Redemptions — this scenario assumes that no shares of ROCC Common Stock are redeemed in connection with the consummation of the Business Combination; and

•
Assuming Maximum Redemptions — this scenario assumes that 10,635,694 of the 11,063,863 shares of ROCC Common Stock are redeemed, resulting in an aggregate payment of approximately $110.6 million from the Trust Account, which is the maximum possible redemption of the outstanding ROCC Common Stock in order for ROCC to satisfy the minimum amount of net tangible assets of $5,000,001 remaining after the consummation of the Business Combination.

The unaudited pro forma book value information reflects the Business Combination and the PIPE Investment as if they had been consummated on March 31, 2021. The weighted average shares outstanding and earnings (loss) per share information reflects the Business Combination and the PIPE Investment as if they had been consummated on January 1, 2020, the beginning of the earliest period presented.
The comparative per share information is derived from, and should be read in conjunction with, “Unaudited Pro Forma Condensed Combined Financial Information,” including the accompanying notes, contained elsewhere in this proxy statement. In addition, the comparative per share information should be read in conjunction with “Selected Historical Financial Information of ROCC,” “Selected Historical Consolidated Financial Information of Reservoir” and ROCC’s financial statements and Reservoir’s consolidated financial statements, in each case, including the accompanying notes, contained elsewhere in this proxy statement. The comparative per share information is presented for illustrative purposes only and is not necessarily indicative of actual or future financial condition or results of operations that would have been realized if the Business Combination and the PIPE Investment had been consummated as of the date indicated or will be realized upon the consummation of the Business Combination and the PIPE Investment.
Because ROCC’s fiscal year-end is December 31 and Reservoir’s fiscal year-end is March 31, in order for the comparative per share information for the three months ended March 31, 2021 and the year ended December 31, 2020 to be comparable, (x) Reservoir’s three-month period ended March 31, 2021 and (y) Reservoir’s twelve-month period ended December 31, 2020 were calculated as described under “Unaudited Pro Forma Condensed Combined Financial Information.”
			Unaudited Combined Pro Forma
	Reservoir (Historical)	ROCC (Historical)	(Assuming No Redemptions)	(Assuming Maximum Redemptions)
As of and for the three months ended March 31,2021(1)
Book value per share(2)	$785.61	$1.39	$6.03	$5.29
Weighted average shares outstanding of common stock — basic	145,560	3,561,384	73,299,393	62,663,699
Weighted average shares outstanding of common stock — diluted	228,060	3,561,384	73,299,393	62,663,699
Earnings (loss) per share of common stock — basic	$26.62	$(0.07)	$0.08	$0.09
Earnings (loss) per share of common stock — diluted	$26.62	$(0.07)	$0.08	$0.09
As of and for the year ended December 31, 2020(1)
Book value per share(2)	$739.57	$1.40	$5.94	$5.19
Weighted average shares outstanding of common stock — basic	143,252	2,545,512	73,299,393	62,625,702
Weighted average shares outstanding of common stock — diluted	225,629	2,545,512	73,299,393	62,625,702
Earnings (loss) per share of common stock — basic	16.84	(0.05)	$0.05	$0.05
Earnings (loss) per share of common stock — diluted	16.84	(0.05)	$0.05	$0.05

(1)
No cash dividends were declared during the periods presented.

(2)
Book value per share = total equity excluding convertible preferred shares / shares outstanding. ROCC’s historical shares outstanding exclude the shares subject to redemption as of March 31, 2021 or December 31, 2020, as applicable.

THE MEETING OF THE ROCC’S STOCKHOLDERS
General
ROCC is furnishing this proxy statement to the ROCC’s stockholders as part of the solicitation of proxies by the ROCC Board for use at the Meeting of the ROCC’s stockholders to be held on July 27, 2021 and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about July 9, 2021 in connection with the vote on the Proposals. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the Meeting.
Time, Date and Place
The Meeting will be held virtually at 10:00 a.m., Eastern time, on July 27, 2021 and conducted exclusively via live audio cast at http://www.cstproxy.com/rothchacquisitionii/2021, or such other time, date and place to which the Meeting may be adjourned or postponed, for the purposes set forth in the accompanying notice. There will not be a physical location for the Meeting, and you will not be able to attend the Meeting in person. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for ROCC and the ROCC’s stockholders. The virtual meeting format allows attendance from any location in the world. You will be able to attend via a live audio cast available at http://www.cstproxy.com/rothchacquisitionii/2021 or by calling toll-free at 1-888-965-8995 in the United States or at 1-415-655-0243 from foreign countries from any touch-tone phone (with access code: 94855955).
Virtual Meeting Registration
To register for the virtual Meeting, please follow these instructions as applicable to the nature of your ownership of ROCC Common Stock.
If your shares of ROCC Common Stock are registered in your name with Continental and you wish to attend the online-only virtual meeting, go to http://www.cstproxy.com/rothchacquisitionii/2021, enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the Meeting, you will need to log back into the website using your control number. Pre-registration is recommended but is not required in order to participate in the virtual Meeting.
Beneficial owners of ROCC Common Stock who wish to participate in the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker or other nominee that holds their shares of ROCC Common Stock and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners of ROCC Common Stock who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting Continental, a beneficial owners of ROCC Common Stock will receive an electronic mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial owners of ROCC Common Stock should contact Continental at least five business days prior to the date of the Meeting.
Accessing the Virtual Meeting Audio Cast
You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial owners of ROCC Common Stock who hold shares through a bank, broker or other nominee will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental contact information is as follows: proxy@continentalstock.com.
Record Date; Who is Entitled to Vote
ROCC has fixed the close of business on July 7, 2021 as the Record Date for determining those of the ROCC’s stockholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 14,650,000 shares of ROCC Common Stock issued and outstanding and entitled to vote, of which 11,500,000 are Public Shares and 3,150,000 are Founder Shares held by the Initial Stockholders. Each holder of shares of ROCC Common Stock is entitled to one vote per share on each Proposal. If your shares of ROCC Common Stock are held in “street name,” you should contact your bank, broker or other nominee to ensure that shares owners of ROCC Common Stock held beneficially by you are voted in accordance with your instructions.
In connection with the IPO, we entered into the Letter Agreement, pursuant to which the Initial Stockholders agreed to vote any shares of ROCC Common Stock owned by them in favor of the Business Combination Proposal and the other Proposals. The Initial Stockholders also entered into the Support Agreement with Reservoir, pursuant to which the Initial Stockholders agreed to, among other things, to vote in favor of the Business Combination Proposal and the other Proposals. As of the date of this proxy statement, the Initial Stockholders hold approximately 21.5% of the outstanding ROCC Common Stock and, accordingly, only approximately 28.5% of the outstanding shares of ROCC Common Stock need be voted to approve the Business Combination Proposal by the holders of Public Shares.
Quorum and Required Votes for the Proposals
A quorum of the ROCC’s stockholders is necessary to hold a valid meeting. The ROCC’s stockholders representing the majority of the shares of ROCC Common Stock issued and outstanding as of the Record Date and entitled to vote at the Meeting must be present in person by virtual attendance or represented by proxy will constitute a quorum. Shares of ROCC Common Stock will be counted for purposes of determining if there is a quorum if the ROCC’s stockholder (i) is present and entitled to vote at the meeting or (ii) has properly submitted a proxy card or voting instructions through a bank, broker or other nominee. In the absence of a quorum, the ROCC’s stockholders representing the majority of the votes present in person by virtual attendance or represented by proxy at the Meeting may adjourn the Meeting until a quorum is present. Abstentions by virtual attendance and by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.
Below are the required votes for each of the Proposals:
•
Proposal 1 — Approval of the Business Combination Proposal requires the affirmative vote of the majority of the issued and outstanding shares of ROCC Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Business Combination Proposal.

•
Proposal 2 — Approval of the Charter Proposal requires the affirmative vote, present in person by virtual attendance or represented by proxy, of the majority of the issued and outstanding shares of ROCC Common Stock. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Proposal.

•
Proposal 3 —  Approval of the Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.

•
Proposal 4 — Approval of the Directors Proposal requires the affirmative vote by the plurality of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.

•
Proposal 5 — Approval of the Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.

•
Proposal 6 — Approval of the Adjournment Proposal requires the affirmative vote of the majority of the shares of ROCC Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.

Approval of the Business Combination Proposal, the Nasdaq Proposal, the Incentive Plan Proposal and the Adjournment Proposal will require the affirmative vote of the holders of the majority of the issued and outstanding shares of ROCC Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Approval of the Charter Proposal will require the approval of the majority, present in person by virtual attendance or represented by proxy, of the issued and outstanding shares of ROCC Common Stock. In order to be elected as a director as described in the Directors Proposal, a nominee must receive the plurality of all the votes cast at the Meeting, which means that the nominees with the most votes are elected. Attending the Meeting either in person by virtual attendance or represented by proxy and abstaining from voting and a broker non-vote will have the same effect as voting against the Business Combination Proposal and/or the Charter Proposal.
The Business Combination Proposal is conditioned upon the approval of the Charter Proposal and the Nasdaq Proposal. Each of the Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal is conditioned upon the approval of the Business Combination Proposal. It is important for you to note that, in the event that the Business Combination Proposal is not approved, ROCC will not consummate the Business Combination.
Voting Your Shares
Each share of ROCC Common Stock that you own in your name entitles you to one vote on each Proposal at the Meeting. Your proxy card shows the number of shares of ROCC Common Stock that you own.
There are two ways to ensure that your shares of ROCC Common Stock are voted at the Meeting:
•
You can vote your shares of ROCC Common Stock by signing, dating and returning the enclosed proxy card in the pre-paid postage envelope provided. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares of ROCC Common Stock as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares of ROCC Common Stock, your shares will be voted, as recommended by the ROCC Board. The ROCC Board recommends voting “FOR” each of the Proposals. If you hold your shares of ROCC Common Stock in “street name,” which means your shares of ROCC Common Stock are held of record by a bank, broker or other nominee, you should follow the instructions provided to you by your bank, broker or other nominee to ensure that the votes related to the shares you beneficially own are properly represented and voted at the Meeting.

•
You can participate in the virtual Meeting and vote during the Meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of ROCC Common Stock are held in the name of your bank, broker or other nominee, you must get a proxy from the bank, broker or other nominee. That is the only way ROCC can be sure that the bank, broker or other nominee has not already voted your shares of ROCC Common Stock.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES OF ROCC COMMON STOCK WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL AND EACH OF THE OTHER PROPOSALS.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
•
you may send another proxy card with a later date;

•
if you are a holder of record as of the Record Date, you may notify our proxy solicitor, Advantage Proxy, in writing before the Meeting that you have revoked your proxy; or

•
you may participate in the virtual Meeting, revoke your proxy and vote during the virtual Meeting, as indicated above.

Who Can Answer Your Questions About Voting Your Shares of ROCC Common Stock
If you have any questions about how to vote or direct a vote in respect of your shares of ROCC Common Stock, you may contact Advantage Proxy, our proxy solicitor as follows:
Advantage Proxy
P.O. Box 13581
Des Moines, Washington 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com
No Additional Matters May Be Presented at the Meeting
The Meeting has been called only to consider the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Under the Current Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in the notice of the Meeting.
Redemption Rights
Pursuant to the Current Charter, a holder of the Public Shares may demand that ROCC redeem such Public Shares for cash in connection with the consummation of the Business Combination. You may not elect to redeem your Public Shares hares prior to the consummation of the Business Combination.
If you are a public stockholder and you seek to have your Public Shares redeemed, you must submit your request in writing that we redeem your Public Shares for cash no later than 5:00 p.m., Eastern time, on July 23, 2021 (at least two business days before the Meeting). The request must be signed by the applicable stockholder in order to validly request redemption. A stockholder is not required to submit a proxy card or vote in order to validly exercise redemption rights. The request must identify the holder of the shares of ROCC Common Stock to be redeemed and must be sent to Continental at the following address:
Continental Stock Transfer & Trust Company
1 State Street, 30th floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
You must tender the Public Shares for which you are electing redemption at least two business days before the Meeting by either:
•
delivering certificates representing shares of ROCC Common Stock to Continental; or

•
delivering the shares of ROCC Common Stock electronically through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System.

Any corrected or changed written demand of redemption rights must be received by Continental at least two business days before the Meeting. No demand for redemption will be honored unless the holder’s shares of ROCC Common Stock have been delivered (either physically or electronically) to Continental at least two business days prior to the vote at the Meeting.
Public stockholders of ROCC Common Stock may seek to have their Public Shares redeemed regardless of whether they vote for or against the Business Combination Proposal and whether or not they are holders of shares of ROCC Common Stock as of the Record Date. Any public stockholder who holds shares of ROCC Common Stock on or before July 23, 2021 (at least two business days before the Meeting) will have the right to demand that his, her or its Public Shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, upon the consummation of the Business Combination.

If you wish to tender through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System, please contact your bank, broker or other nominee and request delivery of your shares of ROCC Common Stock through the DTC’s DWAC (Deposit / Withdrawal At Custodian) System. Delivering shares of ROCC Common Stock physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and Continental will need to act together to facilitate this request. It is ROCC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from Continental. ROCC does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Stockholders who request physical stock certificates and wish to redeem their shares of ROCC Common Stock may be unable to meet the deadline for tendering their shares of ROCC Common Stock before exercising their redemption rights and thus will be unable to redeem their shares of ROCC Common Stock.
In the event that a stockholder tenders its shares of ROCC Common Stock and decides prior to the consummation of the Business Combination that it does not want to redeem its shares of ROCC Common Stock, the stockholder may withdraw the tender. In the event that a stockholder tenders shares of ROCC Common Stock and the Business Combination is not consummated, these shares of ROCC Common Stock will not be redeemed for cash and the physical certificates representing these shares of ROCC Common Stock will be returned to the stockholder promptly following the determination that the Business Combination will not be consummated. ROCC anticipates that a stockholder who tenders shares of ROCC Common Stock for redemption in connection with the vote to approve the Business Combination Proposal would receive payment of the redemption price for such shares of ROCC Common Stock promptly following the consummation of the Business Combination.
If properly demanded by the ROCC’s public stockholders, ROCC will redeem each share for a pro rata portion of the funds available in the Trust Account, calculated as of two business days prior to the anticipated consummation of the Business Combination. As of July 6, 2021, this would amount to approximately $10.00 per share. If you exercise your redemption rights, you will be exchanging your shares of ROCC Common Stock for cash and will no longer own shares of ROCC Common Stock.
Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or her or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)-(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 20% of the shares of ROCC Common Stock.
If too many public stockholders exercise their redemption rights, we may not be able to meet certain closing conditions and, as a result, would not be able to consummate the Business Combination.
Appraisal Rights
Appraisal rights are not available to holders of shares of ROCC Common Stock in connection with the Business Combination.
Proxies and Proxy Solicitation Costs
ROCC is soliciting proxies on behalf of the ROCC Board. This solicitation is being made by mail but also may be made by telephone or in person. ROCC and its executive officers, directors and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with this proxy statement and proxy card. ROCC will bear the cost of solicitation. Advantage Proxy, a proxy solicitation firm that ROCC has engaged to assist it in soliciting proxies, will be paid its customary fee of approximately $8,500 and be reimbursed for out-of-pocket expenses.
ROCC will ask banks, brokers and other nominees to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. ROCC will reimburse them for their reasonable expenses.

PROPOSAL 1 — THE BUSINESS COMBINATION PROPOSAL
General
Holders of ROCC Common Stock are being asked to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Business Combination. The ROCC’s stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Merger Agreement, which is attached as Annex A to this proxy statement. See “— The Merger Agreement” for additional information and a summary of certain terms of the Merger Agreement. You are urged to read carefully the Merger Agreement in its entirety before voting on the Business Combination Proposal.
Because ROCC is holding a stockholder vote on the Business Combination Proposal, it may consummate the Business Combination only if it is approved by the affirmative vote of the majority of the issued and outstanding shares of ROCC Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting.
Background of the Business Combination
The terms of the Merger Agreement are the result of negotiations between the representatives of ROCC and Reservoir. The following is a brief description of the background of these negotiations and related transactions.
ROCC is a blank check company formed under the laws of the State of Delaware on February 13, 2019. ROCC was formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities. Although our efforts to identify a prospective target business are not limited to a particular geographic region or industry, we have focused on private companies in the business services, consumer, healthcare, technology, wellness or sustainability industry sectors. ROCC has until December 15, 2022 to consummate the Business Combination or an initial business combination.
In February 2019, CR Financial Holdings, Inc., an entity affiliated with Roth, purchased an aggregate of 100 shares of ROCC Common Stock for an aggregate purchase price of $25,000. On June 29, 2020, ROCC effected a dividend of 43,125 shares for each share of ROCC Common Stock outstanding resulting in there being an aggregate of 4,312,500 shares of ROCC Common Stock outstanding. On August 31, 2020, CR Financial Holdings, Inc. transferred 1,437,500 shares of common stock back to ROCC for nominal consideration, which shares were cancelled. On August 31, 2020, the Sponsor and certain of ROCC executive officers and directors and affiliates of our management team purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares of ROCC Common Stock for an aggregate purchase price of $6,485.56. As a result, prior to the IPO, there were an aggregate of 2,875,000 Founder Shares outstanding.
On December 15, 2020, we consummated the IPO of 11,500,000 Public Units at $10.00 per Public Unit, generating gross proceeds of $115,000,000. Simultaneously with the consummation of the IPO, we consummated the sale of 275,000 Private Units in a private placement transaction to the Initial Stockholders, generating gross proceeds of $2,750,000.
After deducting the underwriting discounts, offering expenses and commissions from the IPO and the sale of the Private Units, a total of $115,000,000 of the net proceeds from the IPO and the sale of the Private Units was deposited into the Trust Account established for the benefit of the holders of the Public Shares, and the remaining proceeds of approximately $1.5 million became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses.
Following the pricing of the IPO, ROCC’s management team was, on behalf of Reservoir, contacted by a representative of Goldman, Sachs & Co. LLC (“GS”), Reservoir’s financial advisor, on December 11, 2020 regarding a potential transaction opportunity in the media and entertainment sector. An introductory call to discuss this potential candidate was held on December 16, 2020 between representatives of each of ROCC and GS. During such call, representatives of GS informed representatives of ROCC that the transaction opportunity was with Reservoir. Later on December 16, 2020, representatives of ROCC and Reservoir negotiated and entered into a non-disclosure agreement and ROCC received access to a digital data room containing certain materials of Reservoir.
Also on December 16, 2020, the respective banking teams at Roth and Craig-Hallum were asked to prepare lists of additional potential target companies for review by Byron Roth, ROCC’s Chief Executive Officer and Chairman of the ROCC Board and John Lipman, ROCC’s Chief Operating Officer and a member of the ROCC Board. Mr. Roth and Mr. Lipman asked their teams to focus on companies known to be active in strategic discussions so that delays in negotiations would be unlikely and that were drawn from industry sectors that were known to the banking teams of Roth and Craig-Hallum from their platforms with capital markets and financial advisory expertise so that transaction analyses could be developed quickly. In addition, the independent members of the ROCC Board were requested by Mr. Roth and Mr. Lipman to approach their networks of business contacts (including venture capital funds, private equity funds and hedge funds, operating companies and advisors) to identify any such opportunities for further review. Mr. Roth and Mr. Lipman also researched their own networks in this regard. As a result, ROCC reviewed and considered numerous target companies and entered into discussions with over 20 of those targets (the “Initial Candidates”), including negotiating and executing non-disclosure agreements with 18 such companies and discussed term sheets or letters of intent with two potential business combination target companies in addition to Reservoir, a rechargeable battery company (the “Battery Candidate”) and a consumer products company (the “Consumer Candidate”). The decision not to pursue the other Initial Candidates was generally the result of ROCC’s determination that each business was not an attractive target due to one or more of a number of important factors, including an evaluation of business prospects based on non-public information made available to ROCC, strategy differences that became evident in the process of negotiation, ability to forge an effective working relationship with the relevant management teams, perception of financial performance in light of deeper analysis, structure and valuation differences that emerged in discussions and, in certain cases, unavailability of relevant audited financial statements.
The Initial Candidates considered appropriate for further analysis and negotiation were discussed with the ROCC Board at a meeting of the ROCC Board held on January 19, 2021. During such meeting, the ROCC Board reviewed each of the Initial Candidates in light of indicative valuations discussed with target representatives and compared with similar companies identified through either internal experience by the ROCC’s management team or a review of transaction databases. No one criteria was weighted more heavily than any other, but the focus on similar industry, relevant applicable multiples and how recently a comparable transaction had been executed by such comparable companies were important in this analysis. Valuation analyses were generally performed by Mr. Roth and Mr. Lipman in consultation with other members of the ROCC’s management team and involved the application of judgment in determining such inputs as EBITDA multiples or discount rates to terminal cash flows and these valuation analyses were discussed with the ROCC Board or internally without constructing formal financial models.
On January 2, 2021, ROCC received an unsolicited email from a member of the Deutsche Bank investment banking team (“DB”) suggesting a potential transaction with the Consumer Candidate and was later sent a form of non-disclosure agreement for review. ROCC replied to DB with a revised form of the non-disclosure agreement and conveyed an interest in pursuing discussions with the Consumer Candidate.
On January 4, 2021, DB returned a further revised non-disclosure agreement to ROCC for execution and, on January 5, 2021, ROCC sent the signed non-disclosure agreement back to DB.
Also on January 5, 2021, representatives of ROCC had a virtual meeting with representatives of Reservoir’s management and representatives of GS and heard a business presentation by representatives of Reservoir’s management. On January 6, 2021, representatives of each of ROCC and GS conducted a call to discuss the prior day’s management presentation, potential data room access and next steps. Subsequent to this call, on the same day, ROCC was granted access to the relevant data room.
On January 7, 2021, an introductory call was held involving representatives of each of ROCC, the senior management of the Consumer Candidate and DB, followed by a further call with the different business units heads of the Consumer Candidate on January 12, 2021 and access to the relevant data room was granted on January 15, 2021.
On January 11, 2021, representatives of GS contacted ROCC to ascertain the status of ROCC’s progress with respect to its initial due diligence. A call with representatives of each of GS and ROCC was conducted on January 13, 2021 to resolve any of ROCC’s initial questions based on the due diligence it had conducted at that time. Representatives of ROCC also wanted to discuss the transaction process and comparable valuations. Accordingly, a call with representatives of each of Reservoir management, ROCC and GS was held on January 14, 2021 to discuss these subjects and next steps with respect to a potential transaction between ROCC and Reservoir.
Also on January 14, 2021, an initial telephonic conference was arranged by representatives of ROCC with the management of the Battery Candidate, which led to ROCC and the Battery Candidate entering into a non-disclosure agreement on January 19, 2021.
On January 18, 2021, a telephonic conference regarding ROCC and Reservoir’s valuation expectations took place between representatives of ROCC and GS in respect of the potential business combination between ROCC and Reservoir.
Also on January 19, 2021, a proposed process timeline and deal structure framework were circulated by ROCC to the Battery Candidate and, on January 21, 2021, Mr. Roth visited the headquarters of the Battery Candidate to explore industry validation and potential downstream investment interest with the senior management group as well as conduct a site visit.
Also on January 21, 2021, representatives of each of ROCC and DB held a telephonic conference to discuss comparable companies to be used in a valuation analysis of the Consumer Candidate.
On January 23, 2021, Ms. Golnar Khosrowshahi, the Chief Executive Officer of Reservoir and a member of the board of directors of Reservoir, Mr. Lipman and Mr. Adam Rothstein and Mr. Daniel Friedberg, members of the ROCC Board, and Mr. Matthew Day, a member of the Roth banking team attended a lunch meeting in Greenwich, Connecticut. During the lunch meeting, the group discussed several aspects of Reservoir’s business such as M&A strategy, long-term vision, differentiation and industry dynamics.
On January 25, 2021, representatives of each of ROCC and GS held a telephonic conference following the January 23, 2021 lunch meeting in Connecticut to discuss next steps and provide additional details on Reservoir’s financial profile year-to-date.
On January 26, 2021, an internal conversation among ROCC management was held regarding the Battery Candidate and initial valuation parameters were discussed among the members of the ROCC management and finance teams with a view towards presenting a draft letter of intent to the Battery Candidate. After internal discussion, the draft letter of intent (the “Battery LOI”) proposing an all equity transaction and an enterprise valuation of $1 billion was sent to the Battery Candidate on January 27, 2021.
On January 28, 2021, ROCC conducted financial diligence on the Consumer Candidate which included a full financial presentation by the Consumer Candidate with detailed future projections and cash flows.
On January 29, 2021, ROCC sent a revised Battery LOI to the Battery Candidate with clarification on structural issues, but without modification to the enterprise valuation or deal economics.
Also on January 29, 2021, representatives of ROCC conducted a financial model and due diligence session with detailed future projections with respect to Reservoir. Representatives of ROCC also discussed the concept of “interim acquisitions” with representatives of Reservoir’s management (acquisitions made by Reservoir prior to the closing of a business combination transaction between Reservoir and ROCC) and how the assets acquired in such acquisitions could be additive to the overall valuation of Reservoir at the closing of a business combination.
During the period from February 1 to February 3, 2021, ROCC held telephonic conferences with certain existing stockholders of Reservoir and conducted a legal due diligence telephonic conference on February 2, 2021 and a further business diligence telephonic conference on February 3, 2021 with representatives of Reservoir’s management. On February 4, 2021, an initial draft letter of intent (the “Reservoir LOI”) was sent by ROCC to Reservoir and GS contemplating a business combination transaction between ROCC and Reservoir, an enterprise valuation of Reservoir of $670 million and all consideration to be paid by ROCC in such a transaction in the form of ROCC Common Stock. After submitting the draft of the Reservoir LOI, ROCC had a call with Mr. Barry Massarsky, the President of Massarsky Consulting, regarding valuations of music catalogs and the music industry overall.
Assumptions used in the initial valuation analysis of Reservoir were a $100 million private investment in public equity at $10.00 per share, an issuance to Reservoir stockholders of 47.56 million shares of ROCC Common Stock at $10.00 per share as transaction consideration and the assumption by ROCC of $194 million of existing Reservoir net indebtedness. This initial analysis generated a capitalization table of 72.21 million shares of ROCC Common Stock outstanding pro forma for the transaction. Because Reservoir was expecting to generate EBITDA of $36.0 million in fiscal 2022, applying a 18.6x EBITDA multiple and an aggregate of $195 million in net cash resulting from the Business Combination assuming illustrative fees of $20 million in addition to $115.0 million of cash in the Trust Account and $100 million in the PIPE Investment, ROCC determined that the current enterprise value of Reservoir at that time was approximately $721 million.
On February 5, 2021, ROCC sent a detailed letter of intent to the Consumer Candidate that reflected the anticipated timeline of a business combination between ROCC and the Consumer Candidate, valuation parameters, potential financing investors private investment in public equity transaction and indicative next steps. A response was received by ROCC through DB on February 9, 2021 that reflected changes in the transaction structure relating to certain sponsor provisions.
On February 10, 2021, after reviewing comments received on the first draft of the Reservoir LOI from Reservoir and its advisors, ROCC submitted a revised draft of the Reservoir LOI to Reservoir (i) modifying the amount of share consideration to be paid in the potential business combination to reflect any increases in enterprise valuation resulting from any interim acquisitions, (ii) providing that ROCC and Reservoir would mutually designate one member to the Combined Company’s board of directors, (iii) eliminating a share escrow provision and (iv) reducing the lock-up period to six months from one year (subject to early release in certain circumstances) with respect to shares of ROCC Common Stock to be issued to the Reservoir stockholders (a lock-up substantially similar to those transfer restrictions agreed to by ROCC’s initial stockholders with respect to the shares of ROCC Common Stock received by such initial stockholders in connection with the IPO).
On February 15, 2021, ROCC and Reservoir executed the Reservoir LOI. The Reservoir LOI included a 30-day period of mutual exclusivity during which time both ROCC and Reservoir agreed not to pursue transactions with other parties and an obligation on each of ROCC and Reservoir to cease any existing negotiations with any other potential transaction counterparties. The Reservoir LOI reflected $475.6 million in merger consideration to Reservoir, payable in shares of ROCC Common Stock valued at $10.00 per share. The valuation of Reservoir contained in the Reservoir LOI also reflected the assumption of $194 million in existing Reservoir net indebtedness and a $175 million private investment in public equity transaction. In addition, the Reservoir LOI reflected (i) that the Merger Agreement would contain a mutual closing condition in favor of Reservoir providing that ROCC’s cash at closing (the funds contained in the Trust Account immediately prior to the Effective Time (minus the sum of all payments to be made as a result of any redemptions by the ROCC’s stockholders and minus any ROCC transaction expenses), plus the amount of cash that had been funded in the private investment in public equity transaction immediately prior to the Closing) will equal or exceed $175.0 million, (ii) that ROCC and Reservoir would mutually designate one member to the Combined Company’s board of directors and (iii) that the Reservoir stockholders of Reservoir would agree to lock-up restrictions on the ROCC Common Stock to be received by the Reservoir stockholders in connection with the consummation of the Business Combination to the same extent as those transfer restrictions agreed to by the Initial Stockholders in connection with the IPO.
On February 24, 2021, an initial draft of the Merger Agreement reflecting the terms of the Reservoir LOI was sent by ROCC’s counsel Loeb & Loeb LLP (“Loeb”) to Reservoir and its counsel Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”).
From February 24, 2021 through April 13, 2021, representatives of ROCC, Reservoir, Loeb and Paul Weiss conducted various telephonic conferences and exchanged drafts of various ancillary agreements related to the transactions, including a support agreement to be entered into by the Initial Stockholders and Reservoir, a registration rights agreement, a lock-up agreement, the Equity Incentive Plan, a form of the

Proposed Charter and a form of ROCC’s amended and restated bylaws and negotiated and resolved all open items for consideration.
On March 15, 2021, ROCC engaged Roth and Craig-Hallum (together, the “Placement Agents”) to act as placement agents in connection with the PIPE Investment. From February 15, 2021 to March 14, 2021, representatives of each of ROCC, Reservoir, GS and the Placement Agents prepared and finalized a presentation for the PIPE Investment and representatives of each of ROCC, Reservoir and the Placement Agents negotiated drafts of the Subscription Agreement and the Amended and Restated Registration Rights Agreement, which were prepared by Ellenoff, Grossman & Schole LLP, counsel to the Placement Agents, and reviewed by Loeb and Paul Weiss. During the period from March 15, 2021 through April 12, 2021, Reservoir and the Placement Agents commenced initial virtual presentations to potential investors in the PIPE Investment. These presentations and follow-up due diligence and other calls continued through April 13, 2021.
On March 2, 2021, Paul Weiss circulated a revised draft of the Merger Agreement to Loeb. This draft of the Merger Agreement provided for, among other things, (i) the delivery of the Reservoir’s stockholders’ written consent approving the Business Combination at the time of the entry by the parties into the Merger Agreement, (ii) revisions relating to the calculation of the merger consideration to be paid by ROCC to the Reservoir’s stockholders in the Business Combination, including adjustments for any indebtedness of Reservoir incurred in connection with any interim acquisitions, (iii) modifications to Reservoir’s representations and warranties to more closely reflect the nature of Reservoir’s business, (iv) revisions to Reservoir’s interim operating covenants to provide flexibility for business and financing activities of Reservoir and allow for certain measures related to the COVID-19 pandemic and (v) added a closing condition in Reservoir’s favor providing that Reservoir will have received an opinion of Paul Weiss prior to closing regarding the tax-free nature of the Business Combination.
On March 8, 2021, Reservoir updated its financial projections for its latest financial performance figures, as well as revised views of the ongoing cost of being a public company. These revisions increased the FY2022E Pro Forma Run-Rate Adjusted EBITDA estimate which was used to value Reservoir to $39.4 million. The result was an adjusted enterprise valuation of $788 million, implying a 20.0x FY2022E Pro Forma Run-Rate Adjusted EBITDA multiple.
The comparable companies included in assessing Reservoir’s valuation from the music entertainment industry were Warner Music Group, Universal Music Group, Hipgnosis, Tencent Music Entertainment and Spotify. The average compound annual revenue growth rate of these comparable companies was 13%, compared to 22% for Reservoir. The average EBITDA margin of these companies was 19%, compared to 39% for Reservoir. The average enterprise valuation as a multiple of forward EBITDA for these companies was 25x, compared to 20x for Reservoir. In addition, the comparable transactions analysis examined three recent transactions in the music publishing sector — Hipgnosis’ acquisition of Kobalt Music Copyrights S.a.r.l in November 2020 at a valuation of 18.3x gross profit, Round Hill Music’s acquisition of Carlin America in September 2017 at a valuation of 16.4x gross profit and Round Hill Music’s acquisition of Pipeline of Assets in February 2021 at a valuation of 16.2x gross profit — and led to the determination that Reservoir’s enterprise value of 13.2x FY2022 pro forma run-rate gross profit was lower than similar transactions.
On March 9, 2021, following negotiations between Paul Weiss and Loeb, Loeb circulated a revised draft of the Merger Agreement, which, among other things, (i) expanded the scope of Reservoir’s representations and warranties, including removing or scaling back knowledge and materiality qualifiers, (ii) modified the terms relating to certain interim acquisitions to be conducted by Reservoir based on ongoing negotiations conducted between the management teams of ROCC and Reservoir and (iii) deleted a closing condition in Reservoir’s favor providing that Reservoir will have received an opinion of Paul Weiss prior to closing regarding the tax-free nature of the Business Combination.
On March 12, 2020, ROCC and Reservoir amended the Reservoir LOI to extend the mutual exclusivity period to April 15, 2021.
After further negotiations and discussions among ROCC, Reservoir, Loeb and Paul Weiss, Paul Weiss circulated a revised draft of the Merger Agreement on March 14, 2021 which, among other things, (i) provided that Reservoir’s designees to the ROCC Board in connection with the Business Combination would be indicated by Reservoir to ROCC following the execution of the Merger Agreement, (ii) revised the scope of Reservoir’s representations and warranties to generally include more limited knowledge and materiality qualifiers, (iii) increased the level of permitted indebtedness that could be incurred in connection with interim acquisitions prior to closing from $100 million to $150 million, (iv) reinserted a closing condition in Reservoir’s favor providing that Reservoir will have received an opinion of Paul Weiss prior to closing regarding the tax-free nature of the Business Combination and (v) added a provision regarding the refinancing of Reservoir’s secured lending facility in connection with the Business Combination.
On March 29, 2021, Paul Weiss provided Loeb with drafts of a commitment letter and related term sheet (the “Lender Commitment Documents”) from Truist Bank regarding the refinancing of Reservoir’s secured lending facility in connection with the Business Combination. Loeb provided several comments on the Lender Commitment Documents and Loeb, Paul Weiss and Cravath Swaine & Moore LLP, Reservoir’s financing counsel, exchanged drafts of and finalized the Lender Debt Commitment Documents between March 29, 2021 and April 13, 2021.
On April 3, 2021, Paul Weiss sent Loeb executed employment agreements for Ms. Khosrowshahi, Mr. Lafargue, the President and Chief Operating Officer and a member of the board of directors of Reservoir, and Mr. Heindlmeyer, at the time Executive Vice President — Operations of Reservoir, reflecting the terms previously reviewed by ROCC and Loeb and providing that, among other things, at and after the Effective Time, Ms. Khosrowshahi would continue to serve as the Chief Executive Officer of the Combined Company, Mr. Lafargue would continue to serve as the President and Chief Operating Officer of the Combined Company and Mr. Heindlmeyer would serve as the Chief Financial Officer of the Combined Company.
During the week of April 5, 2021, representatives of each of ROCC, Reservoir and GS reviewed certain assumptions used in preparing the earnings projections by Reservoir and ROCC and recommended that Reservoir obtain market quotes for certain public company costs (including directors’ and officers’ liability insurance). In light of changes to such assumptions, modifications to the base enterprise valuation to be used in calculating share consideration in the Business Combination were circulated by Paul Weiss on April 8, 2021.
On April 9, 2021, the board of directors of Reservoir held a telephonic and virtual meeting, which was attended by representatives of Paul Weiss. At the meeting, representatives of Paul Weiss reviewed the fiduciary duties of the members of the board of directors of Reservoir and provided the board of directors of Reservoir with an overview of the material provisions of the Merger Agreement and the ancillary agreements related thereto and the resolutions to be approved by the board of directors of Reservoir in connection with entering into the Merger Agreement and the Business Combination. At the meeting, the board of directors of Reservoir unanimously approved and declared that the Merger Agreement, the Business Combination and the other transactions contemplated by the Merger Agreement were advisable and in the best interests of Reservoir and its stockholders, (ii) approved the form, terms and provisions of, and the transactions contemplated by, the Merger Agreement, including the Business Combination, and the ancillary agreements related thereto and other transactions contemplated thereby, (iii) authorized Reservoir to enter into the Merger Agreement and the ancillary agreements related thereto and perform each of its obligations thereunder, including the Business Combination, and (iv) directed that the Merger Agreement and the related transaction documentation be submitted to the Reservoir’s stockholders for approval. At the meeting, the board of directors of Reservoir agreed to convene a follow up meeting of the board of directors of Reservoir to approve any changes made to the Merger Agreement or ancillary agreements made after the April 9, 2021 meeting and prior to the entry by ROCC and Reservoir into the Merger Agreement and ancillary agreements.
Between April 9, 2021 and April 13, 2021, representatives of Loeb and Paul Weiss exchanged drafts of the Merger Agreement.
On April 13, 2021, the ROCC Board met and a timing update was provided by Mr. Lipman regarding the status of discussions with Reservoir regarding the Merger Agreement and by Mr. Gurewitz concerning the level of interest in the PIPE Investment, including the size and type of initial indications received and likely timing of final confirmation of several large orders from investors in Australia and Europe. After discussion, the ROCC Board unanimously (i) approved the signing of the Merger Agreement and the transactions contemplated thereby, (ii) approved the PIPE Investment in the aggregate amount of $150.0 million at a purchase price per share of $10.00 and (iii) directed that the Merger Agreement, related transaction documentation and other proposals necessary to consummate the Business Combination be submitted to the ROCC’s stockholders for approval.
On April 13, 2021, the board of directors of Reservoir held a telephonic and virtual meeting, which was attended by representatives of Paul Weiss. At the meeting, representatives of Paul Weiss summarized the changes to the Merger Agreement that had been made since the meeting of the Reservoir Board held on April 9, 2021 which changes included (i) a revised Minimum Cash Condition of $125.0 million and (ii) changes to the timing of the delivery of Reservoir’s financial statements to be included in the proxy statement to be prepared in connection with the Business Combination. At the meeting, the board of directors of Reservoir unanimously approved all changes to the Merger Agreement made since April 9, 2021.
Following each of the meetings of the ROCC Board and the board of directors of Reservoir, ROCC, Reservoir, Loeb and Paul Weiss finalized execution versions of the Merger Agreement and the ancillary agreements. Also on April 13, 2021, at ROCC’s request, the Placement Agents closed the PIPE Investment to new orders and ROCC, Reservoir and representatives of the Placement Agents reviewed the demand and allocated and capped the PIPE Investment at $150.0 million.
On April 14, 2021, the parties received receipt of confirmation by the Placement Agents of two investments in the PIPE Investment from investors located Australia and Europe. Following such receipt of confirmation, the parties executed the Merger Agreement and the related transaction documentation (including the Subscription Agreements and the Amended and Restated Registration Rights Agreement) after the close of public trading on April 14, 2021 and the Reservoir’s stockholders delivered a unanimous written consent approving the Merger Agreement and the Business Combination.
Later on April 14, 2021, ROCC issued a press release announcing the Business Combination and filed a Current Report on Form 8-K with the Merger Agreement, which was accepted by the SEC’s EDGAR System on April 15, 2021.
Certain Prospective Financial Information of Reservoir
Reservoir does not, as a matter of general practice, publicly disclose long-term forecasts or internal projections of its future performance, revenue, financial condition or other results of operations. However, in connection with the Business Combination, Reservoir’s management has prepared and provided to ROCC, the ROCC Board and ROCC’s financial advisors certain internal unaudited prospective financial information set forth below (collectively, the “Projections”) to assist ROCC in its review and evaluation of Reservoir and the Business Combination.
The Projections were prepared solely for internal use and not with a view toward public disclosure, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, but, in the view of the Reservoir’s management, were prepared on a reasonable basis, reflects the best currently available estimates and judgments and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Reservoir. The Projections are the complete set of Projections provided to and considered by the ROCC Board in connection with their review of Reservoir and the Business Combination and include all of the material projections provided by Reservoir to ROCC and the ROCC Board as part of their diligence review. The inclusion of the Projections in this proxy statement should not be regarded as an indication that Reservoir, Reservoir’s management or board of directors or Reservoir’s affiliates, advisors or other representatives considered, or now consider, the Projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination Proposal. The Projections are not fact and should not be relied upon as being indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the Projections, as the Projections may be materially different from actual results. In addition, ROCC will not refer back to the Projections in its future periodic reports filed under the Exchange Act.
You are encouraged to read the Projections in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Reservoir,” “Selected Historical Consolidated

Financial Information of Reservoir,” “Selected Unaudited Pro Forma Condensed Combined Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Information” and Reservoir’s consolidated financial statements, including the accompanying notes, contained elsewhere in this proxy statement and to not rely on any single financial measure.
The Projections reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Reservoir’s business, all of which are difficult to predict and many of which are beyond Reservoir’s and ROCC’s control. A bulleted list of the material estimates and assumptions underlying the Projections is set forth below. The Projections are forward-looking statements that are inherently subject to significant risks, uncertainties and contingencies, many of which are beyond Reservoir’s and ROCC’s control. The various risks, uncertainties and contingencies include those set forth in the “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Reservoir” sections of this proxy statement. As a result, there can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than projected. Because the Projections cover multiple years, the information included in the Projections by its nature becomes less reliable with each successive year. The Projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experiences and business developments. Furthermore, the Projections do not take into account any circumstances or events occurring after the date on which the Projections were finalized, including changes in management’s plans or objectives.
Reservoir is an early commercial stage emerging growth company that evaluates various strategies to achieve its financial goals on an ongoing basis. Reservoir’s financial goals reflect an expansion of Reservoir’s licensed properties based on an active acquisition strategy.
Neither Reservoir’s independent auditors nor any other independent accountants have compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or their achievability, and they assume no responsibility for, and disclaim any association with, the Projections. The audit report of Deloitte & Touche LLP contained in this proxy statement relates to historical consolidated financial information of Reservoir and does not extend to the Projections and should not be read to do so.
Except to the extent required by applicable securities laws, by including in this proxy statement a summary of the Projections, Reservoir undertakes no obligations and expressly disclaims any responsibility to update or revise, or publicly disclose any update or revision to, the Projections to reflect circumstances or events, including unanticipated events, that may have occurred or that may occur after the preparation of the Projections, even in the event that any or all of the estimates and assumptions underlying the Projections are shown to be in error or change. Readers of this proxy statement are cautioned not to place undue reliance on the Projections.
The Projections were prepared by Reservoir’s management using a number of estimates and assumptions, including the following estimates and assumptions that Reservoir’s management believed to be material:
•
organic growth in line with industry growth projections in mid-single digits;

•
acquisitions completed at a multiple of 15.0x total gross profit;

•
operating expense growth of 2.5% annually;

•
public company costs of $3.7 million; and

•
excess free cash flow after reinvestment in acquisitions and futures used to repay indebtedness.

The projections for FY2021E, FY2022E, FY2023E, FY2024E and FY2025E are pro forma for the Business Combination with illustrative $246 million cash to balance sheet. In addition, the projections for FY2021E, FY2022E, FY2023E, FY2024E and FY2025E assume $100 million in annual reinvestments in the Combined Company throughout the projection period, with 75% attributable to M&A and 25% attributable to futures, except in FY2022E during which assume $200 million will be reinvested. The projections for

FY2021E, FY2022E, FY2023E, FY2024E and FY2025E exclude the effect of any non-cash stock-based compensation expense related to the Equity Incentive Plan. The actual results for FY2019A and FY2020A are included for comparative purposes.

(in millions, except percentages and leverage)	FY2019A	FY2020A	FY2021E	FY2022E	FY2023E	FY2024E	FY2025E
Income Statement Data:
Revenues:
Music Publishing revenues	$43	$54	$67	$78	$95	$109	$127
% Growth	33%	27%	23%	17%	23%	14%	16%
% Total revenues	95%	85%	83%	75%	80%	80%	79%
Recorded Music revenues	$2	$9	$12	$25	$22	$27	$32
% Growth	*	361%	35%	106%	(10)%	19%	18%
% Total revenues	4%	14%	15%	24%	19%	19%	20%
Other revenues	$0	$0	$1	$1	$1	$1	$1
% Growth	272%	(13)%	223%	5%	5%	5%	5%
% Total revenues	1%	1%	1%	1%	1%	1%	1%
Total revenues	$45	$64	$80	$104	$119	$137	$160
% Growth	40%	41%	26%	30%	15%	15%	16%
Total Gross Profit:
Music Publishing gross profit (NPS)	$25	$29	$37	$40	$50	$56	$64
% Growth	26%	18%	27%	8%	25%	13%	14%
% Segment revenues	58%	54%	56%	52%	52%	51%	50%
Recorded Music Gross profit (NLS)	$1	$7	$9	$19	$17	$21	$25
% Growth	*	462%	31%	121%	(11)%	22%	20%
% Segment revenues	60%	73%	71%	76%	76%	78%	79%
Other gross profit	$0	$0	$1	$1	$1	$1	$1
Total gross profit	$26	$36	$47	$60	$68	$78	$90
% Growth	33%	37%	30%	29%	13%	15%	15%
% Total revenues	58%	57%	59%	58%	57%	57%	56%
Adjusted EBITDA(1)	$15	$21	$29	$40	$47	$57	$68
% Growth	54%	41%	41%	39%	18%	20%	19%
% Total revenues	32%	32%	36%	39%	40%	41%	43%
Balance Sheet and Cash Flow Data:
Adjusted EBITDA(1)	$15	$21	$29	$40	$47	$57	$68
Recoupments	10	14	14	12	11	13	17
Other	(13)	(6)	(9)	(6)	(5)	(6)	(7)
Cash from operations	12	29	33	46	54	63	78
Acquisitions	$(32)	$(108)	$(116)	$(179)	$(76)	$(75)	$(75)
Advances and other	(18)	(22)	(17)	(27)	(31)	(25)	(25)
Cash from investing	(50)	(130)	(133)	(206)	(107)	(100)	(101)
Free cash flow	$(38)	$(102)	$(100)	$(160)	$(53)	$(37)	$(22)
Adjusted free cash flow(2)	(6)	7	16	19	23	38	53
% Growth	*	*	139%	20%	20%	64%	39%
% Total revenues	(12)%	11%	20%	19%	19%	28%	33%
% Total EBITDA	(39)%	33%	56%	48%	49%	67%	78%

(in millions, except percentages and leverage)	FY2019A	FY2020A	FY2021E	FY2022E	FY2023E	FY2024E	FY2025E
Cash as of period end	$9	$58	$258	$10	$10	$10	$10
Debt as of period end	105	176	216	128	181	218	241
Net debt	96	118	(42)	118	171	208	231
Gross leverage	7.2x	8.5x	7.4x	3.2x	3.8x	3.8x	3.5x
Net leverage	6.6x	5.7x	(1.5)x	2.9x	3.6x	3.7x	3.4x

*
Not meaningful.

(1)
Includes public company costs of $3.7 million starting FY2022E and on a pro forma basis for prior historical years for comparison.

(2)
Adjusted free cash flow excludes cash for acquisitions.

Certain of the measures included in the Projections may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Reservoir may not be comparable to similarly titled amounts used by other companies.
Business Combination Activities
On April 14, 2021, ROCC, Merger Sub and Reservoir entered into the Merger Agreement, pursuant to which a business combination between ROCC and Reservoir will be effected through the merger of Merger Sub with and into Reservoir, with Reservoir surviving the merger as a wholly-owned subsidiary of ROCC.
If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to the Current Charter, ROCC will be required to dissolve and liquidate as soon as reasonably practicable and to distribute the proceeds held in the Trust Account to the holders of the Public Shares, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
Satisfaction of 80% Test
It is a requirement under the Nasdaq Rules that the business or assets acquired in the Business Combination have a fair market value equal to at least 80% of ROCC’s assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for the Business Combination. As of April 14, 2021, the date of the execution of the Merger Agreement, the fair value of marketable securities held in the Trust Account was approximately $115.0 million (excluding taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $92.0 million. In reaching its conclusion that the Business Combination meets the 80% asset test, the ROCC Board reviewed the equity value of Reservoir of approximately $443.5 million. In determining whether the equity value described above represents the fair market value of Reservoir, the ROCC Board considered all of the factors described in this “— Proposal 1 — The Business Combination Proposal” and that Reservoir’s equity value of $443.5 million was determined as a result of arm’s-length negotiations. As a result, the ROCC Board concluded that the fair market value of the equity acquired was significantly in excess of 80% of the assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account).
The Merger Agreement
The subsections that follow this subsection describe the material provisions of the Merger Agreement, but do not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A hereto, which is incorporated herein by reference. Stockholders and other interested parties are urged to read the Merger Agreement carefully and in its entirety (and, if appropriate, with the advice of financial and legal counsel) because it is the primary legal document that governs the Business Combination.

The Merger Agreement contains representations and warranties that the respective parties made to each other as of the date of the Merger Agreement or other specific dates, as applicable. These representations and warranties have been made for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if those statements prove to be incorrect. In addition, the assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules exchanged by the parties in connection with signing of the Merger Agreement. While ROCC and Reservoir do not believe that these disclosure schedules contain information that is material to an investment decision, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about ROCC or Reservoir, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between ROCC, Merger Sub and Reservoir and are modified by the disclosure schedules.
Effects of the Business Combination
Upon consummation of the Business Combination, Merger Sub will merge with and into Reservoir, with Reservoir surviving the merger as a wholly-owned subsidiary of ROCC. The Proposed Charter set forth as Annex B to this proxy statement and the amended and restated bylaws of Reservoir as in effect immediately prior to consummation of the Business Combination will be the organizational documents of the Combined Company.
Conversion of Securities and Merger Consideration
Immediately prior to the Effective Time, each share of Reservoir Preferred Stock that is issued and outstanding immediately prior to the Effective Time shall be automatically converted immediately prior to the Effective Time into a number of shares of Reservoir Common Stock, at the then-effective conversion rate as calculated pursuant to Reservoir’s certificate of incorporation (the “Reservoir Preferred Stock Conversion”). The Reservoir Preferred Stock Conversion will be contingent on the occurrence of the Effective Time. All of the shares of Reservoir Preferred Stock converted into shares of Reservoir Common Stock pursuant to the Reservoir Preferred Stock Conversion will no longer be outstanding and will cease to exist, and each holder of Reservoir Preferred Stock will thereafter cease to have any rights with respect to such shares of Reservoir Preferred Stock.
At the Effective Time and following the Reservoir Preferred Stock Conversion, by virtue of the Business Combination and without any action on the part of ROCC, Merger Sub, Reservoir or the holders of any of the securities thereof:
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each share of Reservoir Common Stock (including the As-Converted Preferred Stock) that is issued and outstanding immediately prior to the Effective Time (other than the shares of Reservoir Common Stock held in the treasury of Reservoir) will be canceled and converted into the right to receive the number of shares of ROCC Common Stock equal to the Exchange Ratio (the “Per Share Merger Consideration”);

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each share of Reservoir Common Stock held in the treasury of Reservoir will be cancelled without any conversion thereof and no payment or distribution will be made with respect thereto;

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each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.00001 per share, of the Surviving Subsidiary; and

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each Reservoir Option, that is outstanding immediately prior to the Effective Time will be converted into an Exchanged Option equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Reservoir Common Stock subject to such Reservoir Option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of such Reservoir Option immediately prior to the Effective Time divided by (ii) the Exchange Ratio; provided, however, that the exercise price and the number of shares of ROCC Common Stock purchasable pursuant to the Exchanged

Options will be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that, in the case of any Exchanged Option to which Section 422 of the Code applies, the exercise price and the number of shares of ROCC Common Stock purchasable pursuant to such option will be determined in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code; provided, further, that, except as specifically provided above, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Reservoir Option immediately prior to the Effective Time.
For purposes of this “— Conversion of Securities and Merger Consideration”:
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“Effective Time Enterprise Valuation” means $637,462,160 plus (i) the amount of the purchase price paid or payable by Reservoir or its subsidiaries for each acquisition after February 15, 2021 and prior to the Effective Time (excluding any portion of each such purchase price consisting of earn-out or contingent payments) minus (ii) the aggregate amount of all indebtedness incurred by Reservoir or its subsidiaries in connection with such acquisitions not to exceed $150,000,000 in the aggregate.

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“Exchange Ratio” means an amount equal to the quotient of the Total Consideration Share Amount divided by Reservoir’s fully diluted share count (inclusive of the Reservoir Common Stock, Reservoir Preferred Stock and options).

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“Total Consideration” means the (i) Effective Time Enterprise Valuation plus (ii) the aggregate exercise prices that would be paid to Reservoir if all of the Reservoir’s options that are outstanding as of immediately prior to the Effective Time were exercised in full immediately prior to the Effective Time minus (iii) the total amount of the Reservoir’s indebtedness (excluding any indebtedness incurred by Reservoir in connection with making certain interim acquisitions) as of the Closing Date minus the cash held by Reservoir and its subsidiaries as of the Closing Date.

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“Total Consideration Share Amount” means a number of shares of ROCC Common Stock equal to (a) the Total Consideration divided by (b) $10.00.

Covenants and Agreements
Reservoir has agreed that, prior to the Effective Time, it will and will cause each of its controlled subsidiaries (and will direct each of its other subsidiaries) to use commercially reasonable efforts to (i) conduct its business in the ordinary course of business (with Reservoir’s actions to comply with measures taking in response to COVID-19 prior to the date of the Merger Agreement being deemed to be in the ordinary course of business when determining whether actions taken after the date of the Merger Agreement are in the ordinary course of business) and (ii) preserve its goodwill, keep available the services of its present officers and maintain satisfactory relationships with customers and vendors; provided, however, that, in the case of each of the preceding clauses (i) and (ii), during any period of full or partial suspension of operations related to COVID-19, Reservoir or its subsidiaries, as applicable, may, in connection with COVID-19, take such actions as are reasonably necessary (A) to protect the health and safety of Reservoir’s or its subsidiaries’ employees and other individuals having business dealings with Reservoir or its subsidiaries or (B) to respond to third-party supply or service disruptions caused by COVID-19, including actions taken in response to COVID-19, and any such actions taken (or not taken) as a result of, in response to or otherwise related to COVID-19 will be deemed to be taken in the ordinary course of business.
In addition to the general covenants above, Reservoir has agreed that prior to the Effective Time, subject to specified exceptions, it will not, and will cause its controlled subsidiaries (and will direct its other subsidiaries) not to, without the written consent of ROCC (which may not be unreasonably withheld, conditioned or delayed):
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amend its organizational documents;

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adopt a plan or agreement of liquidation, dissolution, restructuring, merger, consolidation, recapitalization or other reorganization, or otherwise merge or consolidate with or into any other person, other than in connection with a merger or consolidation in connection with any acquisition after February 15, 2021 and prior to the Effective Time;

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(A) issue, sell, pledge, amend, grant, create a lien upon, or authorize the issuance, sale, pledge, amendment, grant or creation of a lien upon, any equity interests of Reservoir or any of its subsidiaries, (B) declare, set aside or pay any dividend or other distribution with respect to its equity interests, except for dividends or distributions by wholly-owned subsidiaries to Reservoir or any of its subsidiaries, or (C) redeem, purchase or otherwise acquire any of its equity interests, in each case, except in connection with (1) any such transactions involving the equity of wholly-owned subsidiaries of Reservoir, (2) the exercise or settlement of any of Reservoir’s options, (3) any issuance of Reservoir Common Stock in connection with the Reservoir Preferred Stock Conversion or (4) any acquisition after February 15, 2021 and prior to the Effective Time;

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(A) make, cancel or compromise any loans, advances, guarantees or capital contributions to any person other than (1) a subsidiary of Reservoir or (2) not in excess of $5,000,000 in the aggregate or (3) in connection with any acquisition after February 15, 2021 and prior to the Effective Time or (B) incur, assume, accelerate or guarantee any indebtedness other than the (1) $206,490,848 of indebtedness of Reservoir being assumed by ROCC at the Effective Time or (2) the incurrence of indebtedness in connection with any acquisition after February 15, 2021 and prior to the Effective Time in an amount not to exceed $150,000,000;

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make or commit to make any capital expenditures except (A) as contemplated by Reservoir’s current budget, (B) in the ordinary course of business, (C) such expenditures as do not exceed $2,000,000 in the aggregate or (D) in connection with any acquisition after February 15, 2021 and prior to the Effective Time;

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acquire, transfer, mortgage, assign, sell, lease, create a lien (other than a permitted lien) upon or otherwise dispose of or pledge, any asset of Reservoir or any of its subsidiaries other than (A) in the ordinary course of business, (B) any such tangible assets at the end of their useful lives, (C) out of redundancy, (D) pursuant to, or contemplated by, contracts in effect as of the date of the Merger Agreement, (E) in the aggregate up to $10,000,000, (F) intellectual property, (G) in connection with any acquisition after February 15, 2021 and prior to the Effective Time or (H) in connection with (1) $206,490,848 of indebtedness of Reservoir being assumed by ROCC at the Effective Time and (2) the incurrence of indebtedness in connection with any acquisition after February 15, 2021 and prior to the Effective Time in an amount not to exceed $150,000,000;

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commence any proceeding or release, assign, compromise, settle, waive or abandon any pending or threatened proceeding, other than any such proceeding that would not reasonably be expected to result in damages or otherwise have a value, individually in excess of $10,000,000, or in the aggregate in excess of $20,000,000;

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except as required under the terms of any benefit arrangement disclosed in the disclosure schedules or applicable law or in the ordinary course of business, (A) grant or announce any increase in salaries, bonuses, severance, termination, retention or change-in-control pay or other compensation and benefits payable or to become payable by Reservoir or any of its subsidiaries to any current or former employee, except for increases in salary of less than 10% of such employee’s salary immediately prior to the date of the Merger Agreement or $10,000, whichever is greater, or (B) adopt, establish or enter into any plan, policy or arrangement that would constitute a benefit arrangement if it were in existence on the date of the Merger Agreement, other than in the case of the renewal of group health or welfare plans;

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enter (or commit to enter) into, amend, terminate or extend any collective bargaining agreement or any other agreement with, a labor or trade union, employee association, works council, or other employee representative (or enter into negotiations to do any of the above);

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change its fiscal year or any method of accounting or accounting practice, except for any such change required by reason of a concurrent change in GAAP or applicable law;

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enter into, terminate, amend, renew or fail to renew, any material contract, in each case, if such entry, termination, amendment, renewal or failure to renew would be materially adverse to Reservoir and its subsidiaries, taken as a whole;

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make or revoke any material tax election (other than ordinary course tax elections customarily made on periodic tax returns) or settle or compromise any material U.S. federal, state, local or non-U.S. income tax liability, in each case, except in the ordinary course of business;

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grant, modify, abandon, dispose of or terminate any rights relating to any material intellectual property owned by Reservoir or its subsidiaries, other than in the ordinary course of business or in connection with an acquisition after February 15, 2021 and prior to the Effective Time or otherwise permit any of its rights relating to any material intellectual property owned by Reservoir or its subsidiaries to lapse (other than registrations for trademarks that are no longer in use by, are not planned to be used in the future by, and are no longer being maintained by Reservoir and its subsidiaries); or

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agree or commit to do, or resolve, authorize or approve any action to do, any of the foregoing.

ROCC and Merger Sub have also agreed to a set of restrictions on their respective businesses prior to the Effective Time. Specifically, ROCC and Merger Sub have agreed that, prior to the Effective Time, except as expressly contemplated or permitted by the Merger Agreement or as required by law and subject to certain specified exceptions, (i) they will conduct their respective businesses, in all material respects, in the ordinary course of business, (ii) comply with all applicable laws, (iii) use commercially reasonable efforts to keep available the services of their respective officers and employees and (iv) not take any of the following actions:
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make any amendment or modification to any of any ROCC’s or Merger Sub’s organizational documents, other than solely in connection with an amendment to ROCC’s organizational documents to extend the date by which the Business Combination may be consummated in accordance with ROCC’s organizational documents;

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amend, modify, waive any provision of, terminate, or otherwise compromise in any way, the Letter Agreements with the Initial Stockholders or the stock escrow agreement, dated December 10, 2020, by and among ROCC, the Initial Stockholders party thereto and Continental Stock Transfer & Trust Company;

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take any action in violation or contravention of any of ROCC’s or Merger Sub’s organizational documents, applicable law or any applicable rules and regulations of the SEC and Nasdaq;

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enter into any contract or amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any material contract to which ROCC is a party or any other right or asset of ROCC’s;

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authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of or reclassify, combine, split, subdivide or otherwise change any of their respective capital stock or other equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of their respective equity securities or other security interests, including any securities convertible into or exchangeable for any of their respective equity securities or other security interests of any class and any other equity-based awards, or engage in any hedging transaction with a third person with respect to such equity securities or other security interests, other than issuances of ROCC Common Stock in connection with the PIPE Investment pursuant to the Subscription Agreements;

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make any redemption, purchase or other acquisition of their respective capital stock or other equity interests, except pursuant to ROCC’s redemption offer to its stockholders;

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make any amendment, waiver or modification to that certain investment management trust agreement, dated as of December 10, 2020 (the “Trust Agreement”), or any other contract related to the Trust Account;

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make or allow to be made any reduction or increase in the Trust Account, other than as expressly required by ROCC’s organizational documents and the Trust Agreement;

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amend, modify, waive any provision of, terminate, or otherwise compromise in any way, any Subscription Agreement;

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incur, create, refinance, otherwise become liable for any loan or indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of ROCC or assume, guarantee, endorse or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise) the obligations of any person for indebtedness;

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merge or consolidate with or acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other person or business organization or any division thereof, purchase any of the assets or equity of, any corporation, partnership, other person or business organization or any division thereof, or enter into any strategic joint ventures, partnerships or alliances with any other person;

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amend, waive or terminate, in whole or in part, any material agreement to which ROCC is a party;

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fail to maintain its existence or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

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(i) make, declare, set aside or pay any dividend or make any other distribution (whether in cash, stock or property) with respect to their respective capital stock or other equity interests or (ii) redeem, repurchase, purchase or otherwise acquire any of ROCC’s capital stock or other equity interest in ROCC;

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change its fiscal year or any material method of accounting or material accounting practice, except for any such change required by GAAP;

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make or revoke any material tax election (other than ordinary course tax elections customarily made on periodic tax returns) or settle or compromise any material U.S. federal, state, local or non-U.S. income tax liability, in each case, except in the ordinary course of business;

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(i) adopt or amend any benefit plan, or enter into any employment contract or collective bargaining agreement, (ii) hire any employee of ROCC or its subsidiaries or any other individual who is providing or will provide services to ROCC or its subsidiaries or (iii) adopt any option plan not in existence as of the date of the Merger Agreement;

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enter into, renew or amend in any material respect, any contract with any of ROCC’s affiliates;

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waive, release, compromise, settle or satisfy any pending or threatened claim (which shall include, but not be limited to, any pending or threatened proceeding) or compromise or settle any liability;

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make any capital expenditures;

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voluntarily fail to maintain, cancel or materially change coverage under any insurance policy in form and amount equivalent in all material respects to the insurance coverage currently maintained with respect to ROCC and its subsidiaries; or

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enter into any agreement or commitment to do any of the foregoing, or any action or omission that would result in any of the foregoing.

Regulatory Approvals
ROCC and Reservoir have agreed to comply promptly but in no event later than ten business days after the date of the Merger Agreement with the notification and reporting requirements of the HSR Act. Each of ROCC and Reservoir have agreed to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to antitrust laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable, under antitrust laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act to the extent available. Each of ROCC and Reservoir will, in connection with their respective efforts to obtain all requisite approvals and authorizations for the transactions contemplated under the Merger Agreement under any antitrust law and use their respective reasonable best efforts to (i) cooperate in all respects with the other party or its affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by private persons, (ii) keep the other parties reasonably informed of any communication received by such party or its representatives from, or given by such party or its representatives to, any governmental authority and of any communication received or given in connection with any proceeding by a private person, in each case, regarding any of the transactions contemplated by the Merger Agreement, (iii) permit a representative of the other parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any governmental authority or, in connection with any proceeding by a private person, with any other person and, to the extent permitted by such governmental authority or other person, give a representative or representatives of the other parties the opportunity to attend and participate in such meetings and conferences, (iv) in the event a party’s representative is prohibited from participating in or attending any meetings or conferences, the other parties will keep such party promptly and reasonably apprised with respect thereto and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated by the Merger Agreement, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any governmental authority.
The consummation of the Business Combination is conditioned upon the expiration or early termination of the HSR Act waiting period. ROCC and Reservoir filed their respective notification and report forms under the HSR Act with the DOJ and the FTC. The initial 30-day waiting period expired at 11:59 p.m., Eastern time, on Friday, May 21, 2021. ROCC has agreed to pay all filing fees payable in connection with HSR Act filings.
Proxy Solicitation
This proxy statement will be sent to the ROCC’s stockholders as soon as practicable after the date on which all comments to this proxy statement have been cleared by the SEC (but in any event, within five business days following such date) for the purpose of soliciting proxies from holders of ROCC Common Stock to vote at the Meeting in favor of the Proposals. ROCC will keep Reservoir reasonably informed regarding all matters relating to the Proposals and the Meeting, including by promptly furnishing any voting or proxy solicitation reports received by ROCC in respect of such matters and similar updates regarding any redemptions in respect of ROCC’s redemption offer to the ROCC’s stockholders. In accordance with ROCC’s organizational documents, the proceeds held in the Trust Account will be used for the redemption of shares of ROCC Common Stock held by the ROCC’s stockholders who have elected to redeem their shares of ROCC Common Stock.
ROCC has agreed, through the ROCC Board, to unanimously recommend to the ROCC’s stockholders that they approve each of the Proposals and has agreed to include such recommendation of the ROCC Board in this proxy statement, and will otherwise take all lawful action to solicit and obtain the approval of the ROCC’s stockholders in favor of the proposals contained in this proxy statement. ROCC has agreed that neither the ROCC Board nor any committee thereof will change, withdraw, withhold, qualify or modify, or publicly propose or resolve to change, withdraw, withhold, qualify or modify in a manner adverse to Reservoir, the ROCC Board’s board recommendation to the ROCC’s stockholders to approve each of the Proposals.
ROCC has agreed to take all action necessary under applicable law to, in consultation with Reservoir, establish the Record Date for (which Record Date will be mutually agreed with Reservoir), call, give notice of and hold the Meeting to consider and vote on the Proposals at the Meeting. ROCC has agreed to hold the Meeting as promptly as practicable, in accordance with applicable law and ROCC’s organizational documents, after the date on which all comments to this proxy statement have been cleared by the SEC; provided, however, that ROCC may postpone or adjourn the Meeting on one or more occasions for up to 30 days in the aggregate upon the good faith determination by the ROCC Board that such postponement or adjournment is necessary to solicit additional proxies to obtain approval of the Proposals or otherwise take actions consistent with ROCC’s obligations pursuant to the Merger Agreement. ROCC will take all reasonable measures to ensure that all proxies solicited in connection with the Meeting are solicited in compliance with applicable law.
Reservoir Stockholder Approval
Contemporaneously with the execution of the Merger Agreement, the holders of 100% of Reservoir Common Stock and the Reservoir Preferred Stock provided their unanimous written consent, pursuant to which such holders approved the Reservoir Preferred Stock Conversion, the Merger Agreement, the Business Combination and the other transactions contemplated by the Merger Agreement, in accordance with applicable law and Reservoir’s organizational documents.
Registration Statement
On the date that ROCC first files this proxy statement with the SEC, ROCC has agreed to file a registration statement on Form S-1 (or other applicable form) with respect to the resale of (i) ROCC Common Stock issuable pursuant to the PIPE Investment and (ii) the aggregate Per Share Merger Consideration issuable pursuant to the Merger Agreement. ROCC has agreed to take all or any action require or advisable under any applicable law in connection with the issuance of shares of ROCC Common Stock to the investors in the PIPE Investment at or prior to the Closing Date in accordance with the terms of the Subscription Agreements.
No Shop
During the period between the date of the Merger Agreement and the Closing, ROCC and Reservoir have agreed that neither Reservoir, on the one hand, nor ROCC, on the other hand, will, and such persons will direct, and use reasonable best efforts to cause, each of their respective members, officers, directors, affiliates, managers, consultants, employees, representatives and agents not to, directly or indirectly, (i) encourage, solicit, initiate, engage, participate, enter into discussions or negotiations with any person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any contract related to any Alternative Transaction. In the event that there is an unsolicited proposal for, or an indication of interest in entering into, an Alternative Transaction (including any revision, modification or follow-up with respect thereto), communicated in writing to Reservoir or ROCC or any of their respective representatives or agents (each, an “Alternative Proposal”), such party will as promptly as practicable (and in any event within one business day after receipt) advise the other party orally and in writing of such Alternative Proposal and the material terms and conditions of such Alternative Proposal (including any changes thereto) and the identity of the person making such Alternative Proposal. Each of ROCC and Reservoir will immediately cease and cause to be terminated, and will direct their respective affiliates and all of their respective representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any persons conducted heretofore with respect to, or that could lead to, an Alternative Proposal.
For purposes of the Merger Agreement, “Alternative Transaction” means any of the following transactions involving the Reservoir or ROCC, as applicable, (other than the transactions contemplated by the Merger Agreement): (i) any merger, acquisition consolidation, recapitalization, share exchange, business combination or other similar transaction, public investment or public offering; or (ii) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such person (other than sales of inventory in the ordinary course of business) or any class or series of the capital stock, membership interests or other equity interests of Reservoir or ROCC in a single transaction or series of transactions (other than the PIPE Investment).
Other Covenants and Agreements
The Merger Agreement contains other covenants and agreements, including covenants related to:
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Reservoir providing, subject to certain specified restrictions and conditions, to ROCC and its authorized representatives reasonable access to Reservoir’s and its subsidiaries’ personnel, books, properties, records, commitments and other reasonably requested documents;

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the delivery by Reservoir of certain required financial statements;

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ROCC making certain disbursements from the Trust Account;

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ROCC keeping current and timely filing all reports required to be filed or furnished with the SEC and otherwise complying in all material respects with its reporting obligations under applicable securities laws;

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ROCC agreeing not to terminate the Letter Agreement;

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ROCC delivering to Reservoir the written resignations of ROCC’s directors and officers effective as of the Effective Time;

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ROCC obtaining directors’ and officers’ liability insurance prior to the Closing;

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agreement relating to the intended tax treatment of the transactions contemplated by the Merger Agreement; and

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agreements related to the press releases relating to the Merger Agreement and the transactions contemplated thereby.

Representations and Warranties
Under the Merger Agreement, Reservoir made customary representations and warranties, including those relating to (i) organization, qualification and standing, (ii) authority, (iii) enforceability, (iv) consents, (v) required approvals, (vi) non-contravention, (vii) capitalization, (viii) bankruptcy, (ix) financial statements, (x) liabilities, (xi) internal accounting controls, (xii) absence of certain developments, (xiii) compliance with law, (xiv) title to properties, (xv) anti-corruption laws, (xvi) tax matters, (xvii) intellectual property, (xviii) insurance, (xix) litigation, (xx) labor matters, (xxi) employee benefits, (xxii) environmental and safety, (xxiii) related party transactions, (xxiv) material contracts, (xxv) brokers and other advisors, (xxvi) debt refinancing, (xxvii) the PIPE Investment and (xxviii) disclaimer of other representations and warranties.
Under the Merger Agreement, ROCC and Merger Sub made customary representations and warranties regarding themselves and their respective subsidiaries, including those relating to (i) organization, qualification and standing, (ii) authority, (iii) enforceability, (iv) non-contravention, (v) brokers and other advisors, (vi) capitalization, (vii) issuance of shares, (viii) consents, (ix) required approvals, (x) the Trust Account, (xi) listing, (xii) reporting company, (xiii) undisclosed liabilities, (xiv) ROCC’s documents and financial statements filed with the SEC, (xv) business activities, (xvi) ROCC contracts, (xvii) employees, (xviii) affiliate transactions, (xix) litigation, (xx) the PIPE Investment, (xxi) information supplied, (xxii) the Letter Agreement, (xxiii) the ROCC Board approval, (xxiv) tax matters and (xxv) disclaimer of other representations and warranties.
Certain of these representations and warranties are qualified as to “materiality” or “material adverse effect.”
For purposes of the Merger Agreement, a “material adverse effect” with respect to Reservoir means any change, development, circumstance, effect, event or state of facts that has had, or would reasonably be expected to have, a material adverse effect upon the assets, financial condition, business, or results of operations of Reservoir and its subsidiaries, taken as a whole; provided, however, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be a “Material Adverse Effect” (except in the cases of clauses (i), (ii), (iii) and (iv), in each case, to the extent that such change, development, circumstance, effect, event or state of facts has a disproportionate effect on Reservoir and its subsidiaries, taken as a whole, compared to other similarly situated persons in the industry in which Reservoir or its subsidiaries conducts business): (i) any change or development in interest rates or the conditions affecting the economy, financial, credit, debt, capital or securities markets generally (including with respect to or as a result of COVID-19); (ii) global, national or regional political or social conditions, including large-scale civil unrest, the engagement by the United States, or other countries in which Reservoir operates, in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack (including any internet or “cyber” attack or hacking) upon the United States or such other country, or any territories, possessions or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel; (iii) changes or proposed changes in GAAP; (iv) changes or proposed changes in any law or other binding directives issued by any governmental authority; (v) general conditions in the industry in which Reservoir and its subsidiaries operate (including with respect to or as a result of COVID-19); (vi) actions or omissions taken by ROCC or its affiliates; (vii) actions taken by Reservoir or any of its subsidiaries that are required or contemplated by the Merger Agreement or any transaction document entered into in connection with the Merger Agreement or taken with the prior written consent of ROCC; (viii) the public announcement or the execution of the Merger Agreement, the pendency or consummation of the transactions contemplated by the Merger Agreement, the identity of ROCC or Reservoir in connection with the transactions contemplated by the Merger Agreement or the performance of the Merger Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees; (ix) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position; (x) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, epidemic, disease outbreak, pandemic (including COVID-19), public health emergencies, government required shutdowns, weather condition, explosion fire, act of God or other force majeure event; (xi) the failure by Reservoir to take any action that is prohibited by the Merger Agreement unless ROCC has consented in writing to the taking thereof; or (xii) any change or prospective change in Reservoir’s or any of its subsidiaries’ credit ratings.
For purposes of the Merger Agreement, a “material adverse effect” with respect to ROCC means any change, development, circumstance, effect, event or state of facts that has had, or would reasonably be expected to have, a material adverse effect upon the assets, financial condition, business, or results of operations of ROCC and its subsidiaries, taken as a whole; provided, however, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be a “Material Adverse Effect” (except in the cases of clauses (i), (ii), (iii) and (iv), in each case, to the extent that such change, development, circumstance, effect, event or state of facts has a disproportionate effect on ROCC and its subsidiaries, taken as a whole, compared to other similarly situated persons in the industry in which ROCC or its subsidiaries conducts business): (i) any change or development in interest rates or the conditions affecting the economy, financial, credit, debt, capital, or securities markets generally (including with respect to or as a result of COVID-19); (ii) global, national or regional political or social conditions, including large-scale civil unrest, the engagement by the United States, or other countries in which ROCC operates, in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack (including any internet or “cyber” attack or hacking) upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel; (iii) changes or proposed changes in GAAP; (iv) changes or proposed changes in any law or other binding directives issued by any governmental authority; (v) general conditions in the industry in which ROCC and its subsidiaries operate (including with respect to or as a result of COVID-19); (vi) actions taken by Reservoir or its affiliates; (vii) actions or omissions taken by ROCC or any of its subsidiaries that are required or contemplated by the Merger Agreement or any transaction document entered into connection with the Merger Agreement or taken with the prior written consent of Reservoir; (viii) the public announcement or the execution of the Merger Agreement, the pendency or consummation of the transactions contemplated by the Merger Agreement, the identity of ROCC or Reservoir in connection with the transactions contemplated by the Merger Agreement or the performance of the Merger Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees; (ix) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position; (x) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, epidemic, disease outbreak, pandemic (including COVID-19), public health emergencies, government required shutdowns, weather condition, explosion fire, act of God or other force majeure event; (xi) the failure by ROCC to take any action that is prohibited by the Merger Agreement unless Reservoir has consented in writing to the taking thereof; or (xii) any change or prospective change in ROCC or any of its subsidiaries’ credit ratings.
Conditions to the Closing
Each party’s obligation to consummate the Business Combination will be subject to the satisfaction (or waiver by such party, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
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absence of any Closing Legal Impediment;

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the Business Combination and each of the Proposals have been approved by the requisite vote of the ROCC’s stockholders;

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the ROCC Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement (including the PIPE Investment) will have been approved for listing on Nasdaq, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders;

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ROCC’s redemption offer to ROCC’s stockholders will have been completed in accordance with the terms of the Merger Agreement and this proxy statement;

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ROCC has net tangible assets of at least $5,000,001 after all redemptions of public shares upon consummation of the Business Combination;

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all applicable waiting periods (and any extensions thereof) under the HSR Act in respect of the Business Combination will have expired or been terminated;

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the PIPE Investment has been consummated pursuant to the Subscription Agreements;

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the refinancing of Reservoir’s existing credit agreement as contemplated by the Debt Commitment Letters or any other credit facility on terms not materially less favorable in the aggregate to Reservoir than the refinancing contemplated by the Debt Commitment Letters (or, if applicable, receipt of the approval of the required lenders under Reservoir Media Management’s existing credit agreement) shall have been consummated or will be concurrently consummated with the Closing; and

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either (i) a registration statement on Form S-1 (or other applicable form) with respect to the resale of (x) ROCC Common Stock issuable pursuant to the PIPE Investment and (y) the aggregate Per Share Merger Consideration issuable pursuant to the Merger Agreement shall have been declared effective by the SEC or (ii) ROCC shall have been telephonically advised by the staff of the SEC that it will grant ROCC’s request to accelerate the effectiveness of such registration statement.

In addition, the obligation of ROCC and Merger Sub to consummate the Business Combination will be subject to the satisfaction (or waiver, if permissible under applicable Law) of the following conditions, among others:
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the Fundamental Representations shall be true and correct in all material respects at and as of the Closing Date as though such fundamental representations and warranties were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date);

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all representations and warranties of Reservoir, other than the Fundamental Representations, shall be true and correct at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date), except to the extent (i) of changes or developments contemplated by the terms of the Merger Agreement or (ii) the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Reservoir;

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Reservoir shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date; and

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absence of any event that is continuing that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Reservoir.

In addition, the obligation of Reservoir to consummate the Business Combination is further subject to the satisfaction or waiver of the following conditions, among others:
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the representations and warranties of ROCC and Merger Sub set forth in the Merger Agreement shall be true and correct in all material respects, as of the date of the Merger Agreement and as of the Closing Date, except (i) to the extent of changes or developments contemplated by the terms of the

Merger Agreement, or (ii) for such representations and warranties that speak as of a specific date or time (which need be true and correct only as of such date or time);
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ROCC and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by ROCC and Merger Sub at or prior to the Closing;

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absence of any event that is continuing that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on ROCC;

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all members of the ROCC Board and all officers of ROCC will have executed written resignations effective as of the Effective Time;

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the directors to be appointed pursuant to the Directors Proposal will have been appointed to the board of directors of the Combined Company effective as of the Closing;

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the Current Charter will have been amended and restated in the form of the Proposed Charter pursuant to the Charter Proposal;

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except for the shares of ROCC Common Stock issued pursuant to the Subscription Agreements, from the date of the Merger Agreement through the Closing, no shares of ROCC Common Stock will have been issued to any person;

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ROCC shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, dated as of the Closing Date, to the effect that, on the basis of the facts and representations and assumptions set forth or referred to in such opinion and the tax representation letters, for U.S. federal income tax purposes, the Business Combination will qualify as a “reorganization” within the meaning of Section 368(a) of the Code; and

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the Minimum Cash Condition shall have been satisfied.

Termination of the Merger Agreement
The Merger Agreement may be terminated and the Business Combination abandoned at any time prior to the Effective Time:
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by ROCC or Reservoir, if (i) ROCC and Reservoir provide mutual written consent, (ii) the Business Combination does not occur on or before the Outside Date; provided, however, that the right to terminate the Merger Agreement under the clause described in this clause (ii) will not be available to a party if the failure of the Business Combination to have been consummated on or before the Outside Date was due to such party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, (iii) if any Closing Legal Impediment is in effect and has become final and non-appealable or (iv) if the approval of the Proposals is not obtained at the Meeting or any adjournment or postponement thereof;

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by Reservoir upon written notice to ROCC, (i) in the event of a breach of any representation, warranty, covenant or agreement on the part of ROCC or Merger Sub, such that the conditions specified in the Merger Agreement would not be satisfied at the Closing, and which, (x) with respect to any such breach that is capable of being cured, is not cured by ROCC or Merger Sub within 30 days after receipt of written notice thereof, or (y) is incapable of being cured prior to the Outside Date; provided, however, that Reservoir will not have such right to terminate the Merger Agreement if it is then in breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement such that the conditions specified in the Merger Agreement would not be satisfied at the Closing, (ii) if ROCC’s covenants to (x) obtain and deliver the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement as the sole stockholder of Merger Sub or (y) take certain efforts to consummate the Business Combination and the other transaction contemplated by the Merger Agreement, in each case, are not timely performed; or (iii) in the event of a ROCC change in recommendation; or

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by ROCC upon written notice to Reservoir, in the event of a breach of any representation, warranty, covenant or agreement on the part of Reservoir, such that the conditions specified in the Merger Agreement would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by Reservoir within 30 days after receipt of written notice thereof, or (ii) is incapable of being cured prior to the Outside Date; provided, however, that ROCC will not have such right to terminate the Merger Agreement if it is then in breach of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement or if Reservoir has filed (and is then pursuing) an action seeking specific performance.
Other Agreements Relating to the Business Combination
Subscription Agreements and PIPE Registration Rights Agreement
In connection with the Business Combination, ROCC has entered into the Subscription Agreements with certain accredited investors to purchase shares of ROCC Common Stock which will be issued in connection with the Closing for an aggregate cash amount of $150,000,000 at a purchase price of $10.00 per share in a private placement. Certain offering related expenses are payable by ROCC, including customary fees payable to the placement agents, Roth and Craig-Hallum aggregating approximately $5.8 million. The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Business Combination and to satisfy the Minimum Cash Condition.
The PIPE Shares are identical to the shares of ROCC Common Stock that will be held by ROCC’s public stockholders at the time of the Closing, other than that the PIPE Shares will not be entitled to any redemption rights and will not be registered with the SEC at the time of the Closing.
The PIPE Closing will be contingent upon the substantially concurrent consummation of the Business Combination. The PIPE Closing will occur on the date of, and immediately prior to, the consummation of the Business Combination. The PIPE Closing will be subject to customary conditions, including:
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the PIPE Shares shall have been approved for listing on Nasdaq;

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all representations and warranties of ROCC and the investor contained in the relevant Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined in the Subscription Agreements), which representations and warranties shall be true in all respects) at, and as of, the PIPE Closing;

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as of the Closing Date, there has been no material adverse change in the business, properties, financial condition, stockholders’ equity or results of operations of ROCC and its subsidiaries taken as a whole since the date of the Subscription Agreement (other than (i) the election by holders of the ROCC Common Stock to exercise redemption rights in connection with the Meeting to approve the Business Combination Proposal);

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all conditions precedent to the Closing of the Business Combination, including the approval by the ROCC’s stockholders, shall have been satisfied or waived; and

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either (i) a registration statement on Form S-1 (or other applicable form) with respect to the resale of (x) ROCC Common Stock issuable pursuant to the PIPE Investment and (y) the aggregate Per Share Merger Consideration issuable pursuant to the Merger Agreement shall have been declared effective by the SEC or (ii) ROCC shall have been telephonically advised by the staff of the SEC that it will grant ROCC’s request to accelerate the effectiveness of such registration statement.

Each Subscription Agreement will terminate upon the earlier to occur of (i) such date and time as the Merger Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties to the Subscription Agreement, (iii) any of the conditions to the PIPE Closing are not satisfied or waived on or prior to the PIPE Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement are not consummated at the PIPE Closing or (iv) October 14, 2021.
Pursuant to the PIPE Registration Rights Agreement, ROCC agreed to file (at ROCC’s sole cost and expense) the PIPE Resale Registration Statement registering the resale of the shares of ROCC Common Stock to be purchased in the private placement with the SEC no later than the 5th business day following the date ROCC first files this Proxy Statement with the SEC. ROCC will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective no later than the 60th calendar day following the PIPE Closing Date (or, in the event the SEC notifies ROCC that it will “review” the PIPE Resale Registration Statement, the 90th calendar day following the Closing Date).
Support Agreement
On April 14, 2021, contemporaneously with the execution of the Merger Agreement, each of the Initial Stockholders entered into the Support Agreement with Reservoir, pursuant to which each of the Initial Stockholders agreed to vote all shares of ROCC Common Stock beneficially owned by such Initial Stockholder in favor of each of the Proposals and against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of ROCC under the Merger Agreement or that would reasonably be expected to result in the failure of the transactions contemplated by the Merger Agreement from being consummated. Pursuant to the Support Agreement, the Initial Stockholders also agreed not to sell or transfer any shares of ROCC Common Stock beneficially owned by them (subject to customary permitted exceptions) and not to take any action that would make any representation or warranty of the Initial Stockholders contained in the Support Agreement untrue or incorrect or have the effect of preventing or disabling the Initial Stockholders from performing their obligations under the Support Agreement.
Lockup Agreement
On April 14, 2021, contemporaneously with the execution of the Merger Agreement, ROCC and the Lockup Parties have entered into the Lockup Agreement, pursuant to which each Lockup Party has agreed to transfer restrictions that apply to any shares of ROCC Common Stock received by such Lockup Party as Per Share Merger Consideration, any shares of ROCC Common Stock issuable upon the exercise of options to purchase shares of ROCC Common Stock held by such Lockup Party immediately after the Effective Time and any securities convertible into, or exercisable or exchangeable for, shares of ROCC Common Stock held by such Lockup Party immediately after the Effective Time. Each Lockup Party has agreed that it will not, directly or indirectly, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of (i) 50% of the Lockup Shares owned by such Lockup Party during the period beginning at the Effective Time and ending on the date that is the earlier of (x) 180 days after the date of the Closing and (y) the date on which the closing price of the shares of ROCC Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period commencing after the Closing and (ii) the remaining 50% of the Lockup Shares owned by such Lockup Party during the period beginning at the Effective Time and ending on the date that is 180 days after the date of the Closing, in each case, subject to certain exceptions set forth in the Lockup Agreement. The Lockup Agreement will become effective upon the consummation of the Business Combination.
Stockholders Agreement
In connection with the execution of the Merger Agreement, on April 14, 2021, ROCC entered into the Stockholders Agreement with the Sponsor and Reservoir. The Stockholders Agreement will become effective upon the consummation of the Business Combination. Pursuant to the terms of the Stockholders Agreement, for a period of two years following the Closing, the Combined Company will be obligated to nominate an individual for election to the Combined Company’s board of directors, or any committee thereof, that is mutually selected by the Sponsor and the Combined Company. The initial designee to the Combined Company’s board of directors is Adam Rothstein. In addition, pursuant to the Stockholders Agreement, for a period of two years following the Closing, the Sponsor has agreed to vote, or cause to be voted, at any meeting of the Combined Company’s stockholders called for the purpose of electing the applicable class of directors all of the shares of ROCC Common Stock held by the Sponsor in favor of the election of an individual mutually selected by the Sponsor and the Combined Company.
Debt Commitment Letters
In connection with the Business Combination, Reservoir Media Management has entered into the Debt Commitment Letters with Truist Bank. Pursuant to the Debt Commitment Letters, Truist Bank has, subject to the satisfaction of customary conditions, committed to arrange and underwrite the New Senior

Credit Facility in an aggregate amount of up to $248,750,000 to refinance the existing senior secured revolving credit facility of Reservoir Media Management. The New Senior Credit Facility is expected to mature in October 2024 and it is expected that each of ROCC and Reservoir will provide guarantees of Reservoir Media Management’s obligations under the New Senior Credit Facility upon the consummation of the Business Combination. It is further expected that substantially all of the tangible and intangible assets of ROCC, Reservoir, Reservoir Media Management and certain of its subsidiaries will be pledged as collateral, in each case, to secure the obligations of Reservoir Media Management under the New Senior Credit Facility. The New Senior Credit Facility is expected to contain customary covenants limiting certain actions of ROCC and its subsidiaries, including the ability to, among other things, incur debt or liens, merge or consolidate with others, make investments, make cash dividends, redeem or repurchase capital stock, dispose of assets, enter into transactions with affiliates or enter into certain restrictive agreements. In addition, it is expected that the New Senior Credit Facility will require Reservoir Media Management to comply with financial covenants requiring Reservoir Media Management to maintain (i) a total leverage ratio of no greater than 6.00:1.00 as of the end of each fiscal quarter, (ii) a fixed charge coverage ratio of not less than 1.25:1.00 for each four fiscal quarter period and (iii) a consolidated senior debt to library value ratio of 0.55, subject to certain adjustments. In addition to payment of the fees and expenses related to the Debt Refinancing, proceeds of the New Senior Credit Facility may be used to finance Reservoir Media Management’s music publishing investments and for other general corporate purposes. The obligations of Truist Bank under the Debt Commitment Letters to provide the New Senior Credit Facility are subject to customary conditions, including the substantially concurrent consummation of the Business Combination.
Amended and Restated Registration Rights Agreement
In connection with the execution of the Merger Agreement, on April 14, 2021, ROCC entered into the Amended and Restated Registration Rights Agreement with certain holders of ROCC Common Stock and the holders of all of Reservoir Common Stock. The Amended and Restated Registration Rights Agreement will become effective upon the consummation of the Business Combination. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, ROCC has agreed to grant to the holders of Reservoir Common Stock the same rights to registration of the shares of ROCC Common Stock to be received by the holders of Reservoir Common Stock in connection with the consummation of the Business Combination as the holders of ROCC Common Stock signatory to the ROCC Registration Rights Agreement were granted in connection with the IPO. See “Certain Relationships and Related Party Transactions — ROCC’s Relationships and Related Party Transactions — ROCC Registration Rights Agreement” for a description of the ROCC Registration Rights Agreement.
Directors and Executive Officers of the Combined Company Following Consummation of the Business Combination
All of the directors of the ROCC Board will resign on or prior to the Closing Date. The Combined Company’s board of directors will be comprised of eight directors, of which seven directors will be designated by Reservoir and one director, Mr. Adam Rothstein, will be designated by ROCC. See “Management of the Combined Company” for additional information on directors and executive officers of the Combined Company following the consummation of the Business Combination.
In accordance with the Proposed Charter, the board of directors of the Combined Company will be divided into three classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The directors will be divided among the three classes as follows:
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the Class I directors will be Mr. Rell Lafargue and Mr. Neil de Gelder their terms will expire at the annual meeting of stockholders to be held in 2022;

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the Class II directors will be Mr. Stephen M. Cook, Ms. Jennifer G. Koss and Mr. Adam Rothstein, and their terms will expire at the annual meeting of stockholders to be held in 2023; and

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the Class III directors will be Ms. Golnar Khosrowshahi, Mr. Ezra S. Field and Mr. Ryan P. Taylor, and their terms will expire at the annual meeting of stockholders to be held in 2024.

The Combined Company expects that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the board of directors of the Combined Company into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
The ROCC Board’s Reasons for the Approval of the Business Combination
In evaluating the Business Combination, the ROCC Board consulted with management and considered and evaluated a number of factors, including, among others, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, the ROCC Board did not assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision to recommend for the approval the Business Combination. The ROCC Board based its decision on all of the information available and the factors presented to and considered by it. In addition, individual members of the ROCC Board may have given different weights to different factors. This explanation of the ROCC’s Board’s reasons for approval of the Business Combination and all other information presented in this “— The ROCC’s Board’s Reasons for the Approval of the Business Combination” is forward-looking in nature and, therefore, should be read in conjunction with the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement.
Before reaching its decision, the ROCC Board discussed the material results of the management’s due diligence activities, which included:
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Uncorrelated Asset Class with Significant Market Potential — as the underlying cash flows derived from music royalties are uncorrelated to the macroeconomic forces that drive traditional fixed income instruments, music licensing has become a significant element of investors’ diversification strategies, with the acquisition of music royalties supplementing the portion of their portfolios that pays a predictable income stream with assets not tied to economic cycles. In addition, between 2010 and 2020, the music industry grew from $32 billion to approximately $52 billion and, between 2020 and 2030, it is expected to grow to $106 billion, according to Goldman Sachs Global Investment Research. Due to the COVID-19 pandemic, growth in digital music and streaming has offset temporary declines in physical sales of music and reduced Reservoir’s reliance on the latter.

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Strong M&A Platform and Exciting Deal Pipeline — Reservoir’s management team is comprised of industry veterans with relationships and networks that allow it to remain on the forefront of the industry and market trends. Relationship-driven targeting of prospective deals leads to off-the-radar deals, which often come with attractive pricing and metrics. In addition to new deals, Reservoir closed over 80% of organic deals sourced in 2020. Reservoir’s management has identified a number of potential acquisition targets, presenting an exciting deal pipeline.

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Experienced Tenured Management Team — Reservoir’s founder and Chief Executive Officer, Golnar Khosrowshahi, was named by Billboard as one of the Most Powerful Women In Music from 2017 through 2020. In addition to Ms. Khosrowshahi, Reservoir’s President and Chief Operating Officer, Rell Lafargue, and Chief Financial Officer, Jim Heindlmeyer, have over 25 years of experience in the music industry. They have a proven track record of founding and acquiring recorded music businesses as well as leading operations with substantial cash flow generation and international presence. They will remain the core executive management team of the Combined Company following the consummation of the Business Combination.

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Funds in the Trust Account Could Reduce Debt on the Combined Company’s Balance Sheet and Position It to Raise Capital More Efficiently — Anticipated proceeds from the Trust Account (assuming minimal or no redemptions of the Public Shares in connection with the consummation of the Business Combination) are expected to improve the Combined Company’s liquidity following the consummation of the Business Combination and allow the Combined Company to raise additional funds, including debt, at lower costs to fund the continued growth of its operations.

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Highly Committed Stockholders — Reflecting their desire to participate in future equity value creation, Reservoir’s founder and other existing stockholders intend to roll 100% of their equity into the Combined Company, owning on a pro forma basis approximately 59.5% of the Combined

Company immediately following the consummation of the Business Combination (assuming no redemption of the Public Shares). Similarly, we have entered into the Subscription Agreements with certain accredited investors for an aggregate cash amount of $150,000,000 at a purchase price of $10.00 per share in the PIPE Investment in connection with the Business Combination. Importantly, both we and Reservoir have a shared vision for the operating strategy we collectively believe will drive future value growth for the Combined Company’s stockholders.
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Debt Refinancing — Reservoir has entered into the Commitment Letters with Truist Bank which has committed to arrange and underwrite the refinancing of an existing senior secured revolving credit facility of Reservoir Media Management, a wholly-owned subsidiary of Reservoir, in an aggregate amount of up to $248,750,000. In addition to payment of the fees and expenses related to the Debt Refinancing, proceeds of the Debt Refinancing will be used to finance the Combined Company’s music publishing investments and for other general corporate purposes.

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Other Alternatives — The ROCC Board’s belief, after a thorough review of other business combination opportunities reasonably available to it, that the Business Combination represents the best potential business combination for ROCC based upon the process utilized to evaluate and assess other potential target businesses, and the ROCC Board’s and management’s belief that such processes had not presented a better alternative.

The ROCC Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, among others, the following:
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Future Financial Performance — The risk that future financial performance of the Combined Company may not meet our expectations due to factors in our control or outside our control, including macroeconomic factors.

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COVID-19 Pandemic — Uncertainties regarding the potential impacts of the COVID-19 pandemic and related economic disruptions on the Combined Company’s operations and demand for music.

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Potential for Benefits Not Achieved — The risk that the potential benefits of the Business Combination, including the Combined Company’s future value-creation strategies and identified acquisition opportunities, may not be fully achieved, or may not be achieved within the expected timeframe.

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Liquidation of ROCC — The risks and costs to our business if the Business Combination is not consummated, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in our inability to effect a business combination by December 15, 2022 and force ROCC to dissolve and liquidate.

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Stockholder Vote — The risk that our stockholders may fail to provide the respective votes necessary to effect the Business Combination.

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No Shop Provision — The fact that the Merger Agreement includes a no shop provision that prohibits us from directly or indirectly, among other things, encouraging, soliciting, initiating, engaging, participating or entering into discussions or negotiations with any person concerning any alternative transaction between us and another person with respect to a potential business combination. The no shop provision is effective until the earlier of the Closing Date and the date that the Merger Agreement is terminated in accordance with its terms.

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Closing Conditions — The fact that the consummation of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within our control.

Interests of Certain Persons in the Business Combination
When you consider the recommendation of the ROCC Board in favor of the approval of the Business Combination Proposal and the other Proposals, you should keep in mind that the Sponsor and ROCC’s executive officers and directors have interests in the Proposals that are different from, or in addition to, and which may conflict with, your interest as a stockholder of ROCC. These interests include, among other things:

•
unless ROCC consummates the Business Combination or an initial business combination prior to December 15, 2022, Roth and Craig-Hallum will not be entitled to a fee equal to 4.5% of the gross proceeds of the IPO equal to approximately $5.2 million under the Business Combination Marketing Agreement or a fee of approximately $5.8 million for acting as placement agents in the PIPE Investment and the Sponsor and ROCC’s executive officer and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and the concurrent private placement of the Private Units not deposited in the Trust Account;

•
the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of ROCC Common Stock held by them if we fail to consummate the Business Combination or an initial business combination prior to December 15, 2022;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the required time period, CR Financial Holdings, Inc. and the Sponsor have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

•
the fact that, with certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (x) six months after the date of the consummation of the Business Combination and (y) the date on which the closing price of ROCC Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date of the consummation of the Business Combination and the remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of the Business Combination or earlier, in either case if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of ROCC Common Stock for cash, securities or other property;

•
the fact that CR Financial Holdings, Inc., an entity affiliated with Roth, purchased an aggregate of 100 shares of ROCC Common Stock for an aggregate purchase price of $25,000 in February 2019 and such 100 shares of ROCC Common Stock resulted in an aggregate of 2,875,000 shares of ROCC Common Stock held by CR Financial Holdings, Inc. (after (i) the declaration of a stock dividend of 43,125 shares of ROCC Common Stock for each share of ROCC Common Stock then outstanding in June 2020 and (ii) a transfer back to us of 1,437,500 shares of ROCC Common Stock for nominal consideration, which shares were then cancelled but prior to the sale of 745,840 shares of ROCC Common Stock to the Sponsor and certain of our executive officers and directors);

•
the fact that the Sponsor and certain of our executive officers and directors purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares of ROCC Common Stock for an aggregate purchase price of $6,485.56, and the Founder Shares will have a significantly higher value at the time of the consummation of the Business Combination;

•
the continued indemnification of ROCC’s executive officers and directors and the continuation of ROCC’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

•
the fact that Mr. Adam Rothstein will continue as a member of the Combined Company’s board of directors and will be entitled to receive compensation for serving on the Combined Company’s board of directors; and

•
the fact that the Sponsor and ROCC’s executive officers and directors have agreed not to redeem any of the Founders Shares in connection with a stockholder vote to approve the Business Combination Proposal.

Appraisal Rights
Appraisal rights are not available to holders of shares of ROCC Common Stock in connection with the Business Combination.
Total Shares of the Combined Company’s Common Stock To Be Issued in the Business Combination
It is anticipated that, following the consummation of the Business Combination, the ROCC public stockholders (other than investors in the PIPE Investment) will retain an ownership interest of approximately 15.7% in the Combined Company, the investors in the PIPE Investment will have an ownership interest of approximately 20.5% in the Combined Company (such that public stockholders, including investors in the PIPE Investment, will have an ownership interest of approximately 36.2% of the Combined Company), the Sponsor and ROCC’s current executive officers, directors and affiliates will retain an ownership interest of approximately 4.3% in the Combined Company and the Reservoir stockholders will have an ownership interest of approximately 59.5% in the Combined Company. These ownership interest calculations assume that no shares of ROCC Common Stock are elected to be redeemed in connection with the Business Combination and does not take into account warrants to purchase the Combined Company’s common stock that may remain outstanding following the consummation of the Business Combination.
Anticipated Accounting Treatment
The Business Combination will be accounted for as a “reverse recapitalization” in accordance with GAAP. Under this method of accounting, ROCC will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the fact that, following the consummation of the Business Combination, the Reservoir’s stockholders are expected to have a majority of the voting power of the Combined Company, Reservoir will comprise all of the ongoing operations of the Combined Company, Reservoir will comprise a majority of the governing body of the Combined Company and Reservoir’s senior management will comprise all of the senior management of the Combined Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Reservoir issuing shares for the net assets of ROCC, accompanied by a recapitalization. The net assets of ROCC will be stated at historical costs. No goodwill or other intangible assets will be recorded. Operations prior to the consummation of the Business Combination will be those of Reservoir.
Redemption Rights
Pursuant to the Current Charter, holders of the Public Shares may elect to have their Public Shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of the then outstanding Public Shares. As of July 6, 2021, this would have amounted to approximately $10.00 per share.
You will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
hold Public Shares, or

hold Public Shares through Public Units and you elect to separate your Public Units into Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and
(ii)
prior to 5:00 p.m., Eastern Time, on July 23, 2021, (x) submit a written request to Continental to redeem your Public Shares for cash and (y) deliver your Public Shares to Continental, physically or electronically through DTC.

Holders of outstanding Public Units must separate the Public Units into the Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If the Public Units are registered in a holder’s own name, such holder must deliver the certificate for its Public Units to Continental, with written instructions to separate the Public Units into the Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the certificates back to the holder so that the holder may then exercise his, her or its redemption rights upon the separation of the Public Units into the Public Shares and Public Warrants.
If a holder of the Public Shares exercises its redemption rights, then such holder will be exchanging its Public Shares for cash and will no longer own shares of the Combined Company. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its Public Shares (either physically or electronically) to Continental in accordance with the procedures described herein. See “The Meeting of the ROCC’s Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your Public Shares for cash.
Vote Required for Approval
The Business Combination Proposal (and, consequently, the Merger Agreement and the transactions contemplated thereby, including the Business Combination) requires the affirmative vote of the majority of the issued and outstanding shares of ROCC Common Stock, present in person by virtual attendance or represented by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Business Combination Proposal.
The Business Combination Proposal is conditioned upon the approval of the Charter Proposal and the Nasdaq Proposal. The Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal.
A copy of the Merger Agreement is attached to this proxy statement as Annex A.
The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Business Combination Proposal. See “— Other Agreements Relating to the Business Combination — Support Agreement.”
Recommendation of the ROCC Board
THE ROCC BOARD UNANIMOUSLY RECOMMENDS THAT THE ROCC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.
The existence of financial and personal interests of one or more of the ROCC’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of ROCC and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the ROCC’s stockholders vote for the proposals. See “— Interests of Certain Persons in the Business Combination.”

PROPOSAL 2 — THE CHARTER PROPOSAL
Overview
Our stockholders are being asked to adopt the Proposed Charter in the form attached hereto as Annex B, which, in the judgment of the ROCC Board, is necessary to adequately address the needs of the Combined Company.
The following is a summary of the key changes effected by the Proposed Charter, but this summary is qualified in its entirety by reference to the full text of the Proposed Charter, a copy of which is included as Annex B:
•
Name of the Combined Company — change the name of the Combined Company following the consummation of the Business Combination to “Reservoir Media, Inc.”;

•
Removal of Blank Check Company Provisions — remove various provisions applicable only to blank check companies;

•
Authorized Shares of Combined Company’s Common Stock — increase total number of authorized shares of the Combined Company’s common stock to 750,000,000;

•
Authorized Shares of Combined Company’s Preferred Stock — authorize a total of 75,000,000 shares of the Combined Company’s preferred stock;

•
Required Vote to Amend the Proposed Charter — require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the total voting power of all of the then outstanding shares of stock of the Combined Company, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter;

•
Required Vote to Amend the Bylaws — require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote generally in an election of directors, voting together as a single class, to adopt, amend, alter or repeal the Combined Company’s amended and restated bylaws; and

•
Director Removal — provide for the removal of directors for cause only by affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors.

Reasons for the Proposed Amendments
Each of the proposed amendments was negotiated as part of the Business Combination. The ROCC Board’s reasons for proposing each of these amendments to the Current Charter are set forth below.
Name of the Combined Company
The Company’s name is Roth CH Acquisition II Co. as of the date of this proxy statement. The proposed amendments will change the Combined Company’s name following the consummation of the Business Combination to “Reservoir Media, Inc.” The ROCC Board believes the name of the Combined Company should more closely align with the name of the operating business following the consummation of the Business Combination and, therefore, has proposed this name change. Reservoir is one of the world’s leading independent music companies, operating a music publishing business, a record label, a management business and a rights management society in the Middle East, and the ROCC Board believes that having “Reservoir Media, Inc.” as the Combined Company’s name going forward will strengthen the Combined Company’s reputation and brand and, as a result, stockholder value.
Removal of Blank Check Company Provisions
The Current Charter contains various provisions applicable only to blank check companies. The proposed amendments remove certain provisions related to our status as a blank check company, which is desirable because these provisions will serve no purpose following the consummation of the Business

Combination. For example, the proposed amendments remove the requirement to dissolve the Combined Company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination, which is the usual period of existence for corporations.
Authorized Shares of ROCC Common Stock
The proposed amendments provide for an increase in the total number of shares of ROCC Common Stock that the Combined Company will be allowed to issue to 750,000,000 shares. The proposed amendments provide for adequate authorized capital and flexibility for future issuances of ROCC Common Stock if determined by the ROCC Board to be in the best interests of the Combined Company, without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Authorized Shares of Preferred Stock
The proposed amendments provide the Combined Company’s board of directors with the authority, without further action by the holders of ROCC Common Stock, to issue up to 75,000,000 shares of preferred stock with rights and preferences, including voting rights, designated from time to time by the Combined Company’s board of directors. The authorized but undesignated preferred stock will allow the Combined Company to discourage unsolicited and hostile attempts to obtain control by means of a merger, tender offer, proxy context or otherwise without incurring the risk, delay and potential expense incident to obtaining stockholder approval to amend the certificate of incorporation to authorize preferred stock or other defensive measures at the time of an unsolicited and hostile attempt to obtain control.
Required Vote to Amend the Proposed Charter
The Current Charter may be amended in accordance with Delaware law with a resolution of the ROCC Board and affirmative vote of a majority of the outstanding capital stock. The proposed amendments provide that an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the total voting power of all of the then outstanding shares of stock of the Combined Company, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter. We believe that supermajority voting requirements are appropriate at this time to protect all of the Combined Company’s stockholders against the potential self-interested actions by one or a few large stockholders. In reaching this conclusion, the ROCC Board was cognizant of the potential for certain stockholders to hold a substantial beneficial ownership of ROCC Common Stock following the consummation of the Business Combination. We further believe that, going forward, a supermajority voting requirement encourages the person seeking control of the Combined Company to negotiate with the ROCC Board to reach terms that are appropriate for all of the Combined Company’s stockholders.
Required Vote to Amend the Bylaws
The Current Charter and our bylaws provide that our bylaws may be altered, amended, supplemented or repealed or new bylaws may be adopted (i) at any regular or special meeting of stockholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote or (ii) by a resolution adopted by a majority of the ROCC Board at any regular or special meeting of the ROCC Board. The proposed amendments provide that an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote generally in an election of directors, voting together as a single class, will be required to adopt, amend or repeal the Combined Company’s bylaws. The ability of the majority of the ROCC Board to amend the bylaws remains unchanged. We believe that supermajority voting requirements are appropriate at this time to protect all of the Combined Company’s stockholders against the potential self-interested actions by one or a few large stockholders. In reaching this conclusion, the ROCC Board was cognizant of the potential for certain stockholders to hold a substantial beneficial ownership of ROCC Common Stock following the consummation of the Business Combination. We further believe that, going forward, a supermajority voting requirement encourages the person seeking control of the Combined Company to negotiate with the ROCC Board to reach terms that are appropriate for all of the Combined Company’s stockholders.

Director Removal
The Current Charter provides that directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of more than 60% of the voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors. The proposed amendments provide for the removal of directors only for cause and only by the affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors. We believe that supermajority voting requirements are appropriate at this time to protect all of the Combined Company’s stockholders against the potential self-interested actions by one or a few large stockholders. In reaching this conclusion, the ROCC Board was cognizant of the potential for certain stockholders to hold a substantial beneficial ownership of ROCC Common Stock following the consummation of the Business Combination. We further believe that, going forward, a supermajority voting requirement encourages the person seeking control of the Combined Company to negotiate with the ROCC Board to reach terms that are appropriate for all of the Combined Company’s stockholders.
Vote Required for Approval
The Charter Proposal requires the affirmative vote, present in person by virtual attendance or represented by proxy, of the majority of the issued and outstanding shares of ROCC Common Stock. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the Charter Proposal.
The Business Combination Proposal is conditioned upon the approval of the Charter Proposal and the Nasdaq Proposal. The Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal. As a result, if the Business Combination Proposal is not approved, the Charter Proposal will not be presented at the Meeting. By approval of the Charter Proposal, ROCC’s stockholders are authorizing the ROCC Board to abandon the Charter Proposal in the event the Business Combination is not consummated.
A copy of the Proposed Charter, as will be in effect assuming approval of the Charter Proposal and upon consummation of the Business Combination and filing with the Secretary of State of the State of Delaware, is attached to this proxy statement as Annex B.
The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Charter Proposal. See “Proposal 1 — The Business Combination Proposal — Other Agreements Relating to the Business Combination — Support Agreement.”
Recommendation of the ROCC Board
THE ROCC BOARD UNANIMOUSLY RECOMMENDS THAT THE ROCC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER PROPOSAL.
The existence of financial and personal interests of one or more of the ROCC’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of ROCC and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the ROCC’s stockholders vote for the proposals. See “Proposal 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

PROPOSAL 3 — THE NASDAQ PROPOSAL
Overview
We are proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b), (c) and (d). Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock) or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control. Under Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance and sale of securities at a discount to the market value to an entity controlled by an officer or director of the listed company. Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock (or securities convertible into or exercisable for common stock) to be issued equals to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.
Pursuant to the Merger Agreement, based on Reservoir’s current capitalization, we anticipate that we will issue to the Reservoir Stockholders as consideration in the Business Combination, 45,108,651 Merger Consideration Shares. See the section titled “Proposal 1 — The Business Combination Proposal — The Merger Agreement — Conversion of Securities and Merger Consideration.” Because the number of shares of ROCC Common Stock we anticipate issuing as consideration in the Business Combination (i) will constitute more than 20% of outstanding ROCC Common Stock and more than 20% of outstanding voting power prior to such issuance and (ii) will result in a change of control of ROCC, we are required to obtain stockholder approval for such issuance pursuant to Nasdaq Listing Rules 5635(a) and (b).
In addition, we have entered into the Subscription Agreements with certain accredited investors for an aggregate cash amount of $150,000,000 at a purchase price of $10.00 per share in the PIPE Investment in connection with the Business Combination. Because the shares of ROCC Common Stock issued in connection with the PIPE Investment (i) was at a price that is less than the lower of (1) the closing price of ROCC Common Stock on the date immediately preceding the date of the signing of the Merger Agreement and (2) the average closing price of the ROCC Common Stock for the five trading days immediately preceding the date of the signing of the Merger Agreement, and (ii) will constitute more than 20% of outstanding ROCC Common Stock and more than 20% of outstanding voting power prior to such issuance, we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rule 5635(d). Because the investors in the PIPE Investment include certain of our executive officers and directors and entities affiliated with them and ROCC Common Stock issued in the PIPE Investment was at a price below the market price of the ROCC Common Stock, we are required to obtain stockholder approval of such issuance and sale of ROCC Common Stock to such investors pursuant to Nasdaq Listing Rule 5635(c) to the extent that such issuance was deemed a form of “executive compensation” to these executive officers and directors.
Effect of the Nasdaq Proposal on the ROCC’s Stockholders
If the Nasdaq Proposal is approved and adopted, ROCC would issue shares representing more than 20% of the outstanding shares of ROCC Common Stock in connection with the Business Combination and the PIPE Investment. The issuance of such shares of ROCC Common Stock would result in significant dilution to the ROCC’s stockholders and would afford the ROCC’s stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of ROCC. If the Nasdaq Proposal is approved and adopted, assuming that 45,108,651 Merger Consideration Shares are issued to the Reservoir Stockholders as consideration in the Business Combination, we anticipate that, immediately following the consummation of the Business Combination, the ROCC’s current public stockholders will own approximately 15.7% of non-redeemable shares of the Combined Company’s common stock, the Sponsor and ROCC’s current executive officers, directors and affiliates will own approximately 4.3% of non-redeemable shares of the Combined Company’s common stock, the investors in the PIPE Investment will own approximately 20.5% of non-redeemable shares of the Combined Company’s common stock and the Reservoir Stockholders will own approximately 59.5% of non-redeemable shares of the Combined Company’s common stock. These percentages assume that no shares of ROCC Common Stock are redeemed in connection with the consummation of the Business Combination and does not take into account any warrants or options to purchase ROCC Common Stock that will be outstanding following the consummation of the Business Combination or any equity awards that may be issued under the Equity Incentive Plan following the consummation of the Business Combination.
If the Nasdaq Proposal is not approved and we consummate the Business Combination on its current terms, ROCC would be in violation of Nasdaq Listing Rules 5635(a) and (b) and, potentially, Nasdaq Listing Rule 5635(c) and (d), which could result in the delisting of our securities from Nasdaq. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity with respect to our securities;

•
a determination that ROCC Common Stock is a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage for the post-transaction company; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

It is a condition to the obligations of ROCC and Reservoir to consummate the Business Combination that ROCC Common Stock remains listed on Nasdaq. As a result, if the Nasdaq Proposal is not approved and adopted, the Business Combination may not be consummated.
Vote Required for Approval
The Nasdaq Proposal requires the affirmative vote of the majority of the votes cast by holders of ROCC Common Stock, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Nasdaq Proposal.
The Business Combination Proposal is conditioned upon the approval of the Charter Proposal and the Nasdaq Proposal. The Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal. As a result, if the Business Combination Proposal is not approved, the Nasdaq Proposal will not be presented at the Meeting. By approval of the Nasdaq Proposal, ROCC’s stockholders are authorizing the ROCC Board to abandon the Nasdaq Proposal in the event the Business Combination is not consummated.
The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Nasdaq Proposal. See “Proposal 1 — The Business Combination Proposal — Other Agreements Relating to the Business Combination — Support Agreement.”
Recommendation of the ROCC Board
THE ROCC BOARD UNANIMOUSLY RECOMMENDS THAT THE ROCC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.
The existence of financial and personal interests of one or more of the ROCC’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of ROCC and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the ROCC’s stockholders vote for the proposals. See “Proposal 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

PROPOSAL 4 — THE DIRECTORS PROPOSAL
Overview
Pursuant to the Merger Agreement, ROCC has agreed to take all necessary action, including causing the directors of ROCC to resign, so that effective at the Closing, the entire board of directors of the Combined Company will consist of eight individuals, a majority of whom will be independent directors in accordance with the requirements of Nasdaq. Upon the Effective Time, the Combined Company’s board of directors will consist of two Class I directors, three Class II director and three Class III directors. The Class I directors, Class II director, and Class III director will have terms that expire at our annual meeting of stockholders in 2022, 2023 and 2024, respectively, or, in each case, until their respective successors are duly elected and qualified or until their earlier resignation, removal or death.
The ROCC Board has nominated Mr. Rell Lafargue and Mr. Neil de Gelder as Class I directors, Mr. Stephen M. Cook, Ms. Jennifer G. Koss and Mr. Adam Rothstein as Class II director, and Ms. Golnar Khosrowshahi, Mr. Ezra S. Field and Mr. Ryan P. Taylor as Class III directors, to serve on the Combined Company’s board of directors. For additional information on the experience of the director nominees, see “Management of the Combined Company — Overview of Executive Officers and Directors.”
Subject to the rights of holders of any series of preferred stock with respect to the election of directors for so long as the Combined Company’s board of directors is classified, any director may be removed from office by the stockholders of the Combined Company only for cause. Vacancies occurring on the Combined Company’s board of directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Combined Company’s board of directors, although less than a quorum, or by a sole remaining director, and not by stockholders of the Combined Company. A person so elected by the Combined Company’s board of directors to fill a vacancy or newly created directorship will hold office until the next election of the class for which such director will have been chosen and until his or her successor will be duly elected and qualified or until their earlier resignation, removal or death.
If the Business Combination Proposal and each of the other Proposals set forth in this proxy statement upon which the Business Combination Proposal is conditioned is approved, each of our existing directors will resign from the ROCC Board as of the Effective Time. Mr. Adam Rothstein will resign from the ROCC Board as of the Effective Time and will be reelected as Class II director for the purpose of this proxy statement.
If the Business Combination Proposal is not approved, the Directors Proposal will not be presented at the Meeting. The appointments of directors resulting from the election will only become effective if the Business Combination is consummated.
The ROCC Board knows of no reason why any of the director nominees will be unavailable or decline to serve as a member of the Combined Company’s board of directors.
Information about Director Nominees
Following the consummation of the Business Combination, in accordance with the terms of the Merger Agreement and assuming the approval of the Directors Proposal, the Combined Company’s board of directors will be as follows:
Name	Age	Position
Golnar Khosrowshahi(1)	49	Chief Executive Officer and Director
Rell Lafargue(1)	49	President, Chief Operating Officer and Director
Stephen M. Cook(1)	45	Director
Ezra S. Field(1)	51	Chairman of the Board of Directors
Neil de Gelder(1)	68	Director
Jennifer G. Koss(1)	43	Director
Adam Rothstein(2)	49	Director
Ryan P. Taylor(1)	45	Director

(1)
Reservoir’s designee.

(2)
ROCC’s designee.

For additional information on the experience of the director nominees, see “Management of the Combined Company — Overview of Executive Officers and Directors.”
Vote Required for Approval
The Directors Proposal requires the affirmative vote by the plurality of the votes cast by holders of ROCC Common Stock, in person by virtual attendance or by proxy, at the Meeting. Abstentions and broker non-votes will have no effect on the vote for the Directors Proposal.
The Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal. As a result, if the Business Combination Proposal is not approved, the Directors Proposal will not be presented at the Meeting. By approval of the Directors Proposal, ROCC’s stockholders are authorizing the ROCC Board to abandon the Directors Proposal in the event the Business Combination is not consummated.
The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Directors Proposal. See “Proposal 1 — The Business Combination Proposal — Other Agreements Relating to the Business Combination — Support Agreement.”
Recommendation of the ROCC Board
THE ROCC BOARD UNANIMOUSLY RECOMMENDS THAT THE ROCC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECTORS PROPOSAL.
The existence of financial and personal interests of one or more of the ROCC’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of ROCC and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the ROCC’s stockholders vote for the proposals. See “Proposal 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

PROPOSAL 5 — THE INCENTIVE PLAN PROPOSAL
Overview
The ROCC Board expects to approve the Reservoir Media, Inc. 2021 Omnibus Incentive Plan (the “Equity Incentive Plan”) and adopt the Equity Incentive Plan, effective upon the consummation of the Business Combination, subject to the approval of the ROCC’s stockholders. The Equity Incentive Plan will provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock- or cash-based awards. Directors, officers and other employees of the Combined Company and its subsidiaries, as well as others performing consulting or advisory services for the Combined Company, will be eligible for grants under the Equity Incentive Plan. ROCC anticipates that the initial share reserve to be authorized under the Equity Incentive Plan should be sufficient for multiple years of future awards. We are seeking stockholder approval of the Equity Incentive Plan (i) in order for incentive stock options to meet the requirements of the Code and (ii) in order to comply with the NASDAQ Listing Rules. As of July 6, 2021, the latest practicable date prior to the date of this proxy statement, the closing price on NASDAQ per share of ROCC Common Stock was $9.95.
The purpose of the Equity Incentive Plan is to enhance the Combined Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Combined Company by providing these individuals with equity ownership opportunities. We believe that the Equity Incentive Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants an equity stake in the Combined Company and providing a means of recognizing their contributions to the success of the Combined Company. The ROCC Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Combined Company meet its goals.
If approved by our stockholders, the Equity Incentive Plan will become effective upon the consummation of the Business Combination.
Summary of the Equity Incentive Plan
Set forth below is a summary of the material terms of the Equity Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Equity Incentive Plan, a copy of which is attached to this proxy statement as Annex D. We urge the ROCC’s stockholders to read carefully the Equity Incentive Plan in its entirety before voting on the Incentive Plan Proposal.
Administration
The Equity Incentive Plan will be administered by the board of directors of the Combined Company or the compensation committee of the board of directors of the Combined Company or a subcommittee thereof (the “Compensation Committee”). The Compensation Committee may delegate all or any portion of its responsibilities and powers to any person(s) selected by it, except for grants of awards to persons who are members of the board of directors of the Combined Company or are otherwise subject to Section 16 of the Exchange Act. To the extent permitted by applicable law, including under Section 157(c) of the Delaware General Corporation Law, the Compensation Committee may delegate to one or more officers of the Company the authority to grant options, stock appreciation rights, restricted stock units or other awards in the form of rights to shares of ROCC Common Stock, except that such delegation shall not be applicable to any award for a person then covered by Section 16 of the Exchange Act, and the Compensation Committee may delegate to one or more subcommittees or the board of directors of the Combined Company (which may consist of solely one director) the authority to grant all types of awards, in accordance with applicable law. Any such delegation may be revoked by the Compensation Committee at any time. The Compensation Committee will have the authority to take all actions and make all determinations under the Equity Incentive Plan, to interpret the Equity Incentive Plan and award agreements and to adopt, amend and repeal rules for the administration of the Equity Incentive Plan as it deems advisable. The Compensation Committee will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the Equity Incentive Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Equity Incentive Plan.

Award Limits
The number of shares of ROCC Common Stock initially available for issuance under the Equity Incentive Plan will equal 11,348,987, or 13.18% of the total number of shares of ROCC Common Stock on a fully diluted basis (assuming no redemptions) (the “Share Pool”). In addition, the Share Pool will automatically increase each fiscal year following the effective date beginning with fiscal year 2023 and ending with fiscal year 2031 by the lesser of (i) 3% of the total number of shares of ROCC Common Stock outstanding on the last day of the immediately preceding fiscal year on a fully diluted basis and assuming that all of the shares of ROCC Common Stock available for issuance under the Equity Incentive Plan are issued and outstanding and (ii) such lesser number of shares of ROCC Common Stock determined by the board of directors of the Combined Company. The increase shall occur on the first day of each such fiscal year or another day selected by the board of directors of the Combined Company during such fiscal year. The maximum number of shares of ROCC Common Stock that may be delivered pursuant to the exercise of incentive stock options granted under the Equity Incentive Plan will not exceed 11,348,987, or 13.18% of the total number of shares of ROCC Common Stock on a fully diluted basis (assuming no redemptions). The maximum amount (based on the fair value of shares of ROCC Common Stock underlying awards on the grant date as determined in accordance with applicable financial accounting rules) of awards that may be granted in any single fiscal year to any non-employee member of the board of directors of the Combined Company, taken together with any cash fees paid to such non-employee member of the board of directors of the Combined Company during such fiscal year for service as a director, will be $750,000 during such fiscal year.
Share Counting Provisions
The Share Pool will be reduced by the number of shares of ROCC Common Stock delivered for each award granted under the Equity Incentive Plan that is valued by reference to a share of ROCC Common Stock; provided, however, that awards that are valued by reference to shares of ROCC Common Stock but are required to or may be paid in cash pursuant to their terms will not reduce the Share Pool. If and to the extent that awards terminate, expire or are cash-settled, canceled, forfeited, exchanged or surrendered without having been exercised, vested or settled, the shares of ROCC Common Stock subject to such awards will again be available for awards under the Share Pool. In addition, any (i) shares tendered by participants in the Equity Incentive Plan, or withheld by the Combined Company, as full or partial payment to the Combined Company upon the exercise of stock options granted under the Equity Incentive Plan, (ii) shares of ROCC Common Stock reserved for issuance upon the grant of stock appreciation rights, to the extent that the number of reserved shares exceeds the number of shares actually issued upon the exercise of the stock appreciation rights, and (iii) shares of ROCC Common Stock withheld by, or otherwise remitted to, the Combined Company to satisfy a participant’s tax withholding obligations upon the exercise of options or stock appreciation rights granted under the Equity Incentive Plan, or upon the lapse of restrictions on, or settlement of, an award, will again be available for awards under the Share Pool.
Eligibility
Any current or prospective employees, directors, officers, consultants or advisors of the Combined Company or its affiliates who are selected by the Compensation Committee (or its designate) will be eligible for awards under the Equity Incentive Plan. Except as otherwise required by applicable law or regulation or stock exchange rules, the board of directors of the Combined Company (or its designate) will have the sole and complete authority to determine who will be granted an award under the Equity Incentive Plan. Following the consummation of the Business Combination, the Combined Company and its subsidiaries are expected to have approximately 80 employees, ten consultants and five non-employee directors who will be eligible to receive awards under the Equity Incentive Plan.
Change in Capitalization
If there is a change in the capitalization of the Combined Company in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of ROCC Common Stock or other relevant change in capitalization or applicable law or circumstances, such that the board of directors of Combined Company determines that an adjustment to the terms of the Equity Incentive Plan (or awards thereunder) is necessary or appropriate, then the Compensation Committee may make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares of ROCC Common Stock reserved for issuance under the Equity Incentive Plan, the number of shares of ROCC Common Stock covered by awards then outstanding under the Equity Incentive Plan, the limitations on awards under the Equity Incentive Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.
In the event of a Change in Control (as defined in the Equity Incentive Plan), notwithstanding any provision of the Equity Incentive Plan to the contrary, the Compensation Committee may provide for (i) continuation or assumption of such outstanding awards under the Equity Incentive Plan by the Combined Company (if it is the surviving corporation) or by the surviving corporation or its parent, (ii) substitution by the surviving corporation or its parent of awards with substantially the same terms and value for such outstanding awards (in the case of an option or stock appreciation right, the intrinsic value at grant of such Substitute Award (as defined herein) will equal the intrinsic value of the award), (iii) acceleration of the vesting (including the lapse of any restrictions, with any performance criteria or other performance conditions deemed met at target) or right to exercise such outstanding awards immediately prior to or as of the date of the Change in Control, and the expiration of such outstanding awards to the extent not timely exercised by the date of the Change in Control or other date thereafter designated by the Compensation Committee or (iv) in the case of an option or stock appreciation right, cancelation in consideration of a payment in cash or other consideration to the participant in the Equity Incentive Plan who holds such award in an amount equal to the intrinsic value of such award (which may be equal to but not less than zero), which, if in excess of zero, will be payable upon the effective date of such Change in Control. For the avoidance of doubt, in the event of a Change in Control, the Compensation Committee may, in its sole discretion, terminate any option or stock appreciation right for which the exercise or hurdle price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.
Awards Available for Grant
The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards, deferred awards or any combination of the foregoing. Awards may be granted under the Equity Incentive Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Combined Company or with which the Combined Company combines (“Substitute Awards”).
Stock Options
The Compensation Committee will be authorized to grant options to purchase shares of ROCC Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Equity Incentive Plan will be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the Equity Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Equity Incentive Plan, the exercise price of the options will not be less than the fair market value of ROCC Common Stock at the time of grant (except with respect to Substitute Awards). Options granted under the Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the Equity Incentive Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder); provided, however, that, if the term of a non-qualified option would expire at a time when trading in the shares of ROCC Common Stock is prohibited by the Combined Company’s insider trading policy, the option’s term may be automatically extended until the 30th day following the expiration of such prohibition (as long as such extension will not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of ROCC Common Stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including (i) in other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of ROCC Common Stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares of ROCC Common Stock otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of ROCC Common Stock will be settled in cash.
Stock Appreciation Rights
The Compensation Committee will be authorized to award stock appreciation rights under the Equity Incentive Plan. Stock appreciation rights will be subject to the terms and conditions established by the Compensation Committee. A stock appreciation right is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share of ROCC Common Stock over a certain period of time. Except as otherwise provided by the Compensation Committee (in the case of Substitute Awards), the strike price per share of ROCC Common Stock for each stock appreciation right will not be less than 100% of the fair market value of such share of ROCC Common Stock, determined as of the date of grant. The remaining terms of the stock appreciation rights will be established by the Compensation Committee and reflected in the award agreement.
Restricted Stock
The Compensation Committee will be authorized to grant restricted stock under the Equity Incentive Plan, which will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Any accumulated dividends will be payable at the same time as the underlying restricted stock vests.
Restricted Stock Units
The Compensation Committee will be authorized to award restricted stock unit awards, which will be subject to the terms and conditions established by the Compensation Committee. A restricted stock unit award, once vested, may be settled in shares of ROCC Common Stock equal to the number of units earned, or in cash equal to the fair market value of the number of vested shares of ROCC Common Stock, at the election of the Compensation Committee. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. The board of directors of the Combined Company (or subcommittee thereof) may specify in an award agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on awards prior to vesting or settlement, as applicable, be paid either in cash or in additional shares of ROCC Common Stock, either on a current or deferred basis, and that such dividends, dividend equivalents or other distributions may be reinvested in additional shares of ROCC Common Stock, which may be subject to the same restrictions as the underlying awards.
Deferred Awards
The Compensation Committee will be authorized to grant deferred awards, which may be a right to receive shares of ROCC Common Stock or cash (either independently or as an element of or supplement to any other award), including, as may be required by any applicable law or regulations or determined by the Compensation Committee (or subcommittee thereof), in lieu of any annual bonus, commission or retainer plan or arrangement under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Other Stock-Based Awards
The Compensation Committee will be authorized to grant awards of unrestricted shares of ROCC Common Stock, rights to receive grants of awards at a future date or other awards denominated in shares of ROCC Common Stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Nontransferability
Each award may be exercised during the lifetime of a participant in the Equity Incentive Plan by such participant or, if permissible under applicable law, by such participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Compensation Committee permits the award to be transferred to a permitted transferee (as defined in the Equity Incentive Plan).
Amendment
The Equity Incentive Plan will have a term of ten years. The board of directors of the Combined Company may amend, suspend or terminate the Equity Incentive Plan at any time, subject to stockholder approval if necessary to comply with any tax, or other applicable regulatory requirement. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted will not to that extent be effective without the consent of the affected participant, holder or beneficiary. The Compensation Committee may, absent stockholder approval, (i) effectuate an amendment or modification that reduces the option price of any option or the strike price of any stock appreciation right, (ii) cancel any outstanding option and replace with a new option (with a lower exercise price) or cancel any stock appreciation right and replace it with a new stock appreciation right (with a lower strike price) or other award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes) and (iii) take any other action considered a repricing for purposes of the stockholder approval rules of the applicable securities exchange on which shares of ROCC Common Stock are listed.
Clawback and Forfeiture
Awards may be subject to clawback or forfeiture to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Act) and/or the rules and regulations of Nasdaq or other applicable securities exchange, or if so required pursuant to a written policy adopted by the Combined Company or the provisions of an award agreement.
U.S. Federal Income Tax Consequences
The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of U.S. federal income tax consequences. Actual tax consequences to participants in the Equity Incentive Plan may be either more or less favorable than those described below depending on the participants’ particular circumstances. State and local tax consequences may in some cases differ from the U.S. federal income tax consequences. The following summary of the income tax consequences in respect of the Equity Incentive Plan is for general information only. Interested parties should consult their own advisors as to the specific tax consequences of their awards, including the applicability and effect of state, local and foreign laws.
Incentive Stock Options
No income will be recognized by a participant for U.S. federal income tax purposes upon the grant or exercise of an incentive stock option under the Equity Incentive Plan. The basis of shares of ROCC Common Stock transferred to a participant upon exercise of an incentive stock option is the price paid for such shares of ROCC Common Stock. If the participant holds shares of ROCC Common Stock for at least one year after the transfer of such shares of ROCC Common Stock to the participant and two years after the grant of the option, the participant generally will recognize capital gain or loss upon sale of shares of ROCC Common Stock received upon exercise equal to the difference between the amount realized on the sale and the basis of ROCC Common Stock. Generally, if the shares of ROCC Common Stock are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares of ROCC Common Stock on the date of exercise over the amount paid for the shares of ROCC Common Stock or, if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares of ROCC Common Stock received upon the exercise of an incentive stock option over the option price for such shares of ROCC Common Stock is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.
Non-Qualified Stock Options
No income is expected to be recognized by a participant for U.S. federal income tax purposes upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of shares of ROCC Common Stock on the date of exercise over the amount paid for such shares of ROCC Common Stock. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.
Stock Appreciation Rights
There is expected to be no U.S. federal income tax consequences to either the participant or the employer upon the grant of stock appreciation rights. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to stock appreciation rights in an amount equal to the aggregate amount of cash and the fair market value of any ROCC Common Stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Restricted Stock
If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for U.S. federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for U.S. federal income tax purposes on the date the shares of the restricted stock either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares of the restricted stock, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.
Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made a Section 83(b) election. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.
If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for U.S. federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.
Restricted Stock Units
There generally will be no U.S. federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of ROCC Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of ROCC Common Stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any ROCC Common Stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Stock Awards
If a participant receives a stock award in lieu of a cash payment that would otherwise have been made, the participant generally will be taxed as if the cash payment has been received, and the employer will have a deduction in the same amount.
Limitation on the Employer’s Compensation Deduction
Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an executive officer for the year exceeds $1 million.
Excess Parachute Payments
Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Equity Incentive Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.
Application of Section 409A of the Code
Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A of the Code, “non-qualified deferred compensation” includes equity-based incentive programs, including certain stock options, stock appreciation rights and restricted stock units programs. Generally speaking, Section 409A of the Code does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the Equity Incentive Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the Equity Incentive Plan are not exempt from coverage. However, if the Equity Incentive Plan fails to comply with Section 409A of the Code in operation, a participant could be subject to the additional taxes and interest.
State, local and foreign tax consequences may in some cases differ from the U.S. federal income tax consequences described above. The foregoing summary of the U.S. federal income tax consequences in respect of the Equity Incentive Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.
The Equity Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.
New Plan Benefits
Grants under the Equity Incentive Plan will be made at the discretion of the Compensation Committee and are not currently determinable. The value of the awards granted under the Equity Incentive Plan will depend on a number of factors, including the fair market value of ROCC Common Stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.
Interests of Certain Persons in the Incentive Plan Proposal
ROCC’s directors and executive officers may be considered to have an interest in the approval of the Incentive Plan Proposal because they may in the future receive awards under the Equity Incentive Plan. Nevertheless, the ROCC Board believes that it is important to provide incentives and rewards for superior performance and the retention of executive officers and experienced directors by adopting the Equity Incentive Plan.
Vote Required for Approval
The Incentive Plan Proposal requires the affirmative vote of the majority of the votes cast by holders of Common Stock, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Incentive Plan Proposal.
The Charter Proposal, the Nasdaq Proposal, the Directors Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal. As a result, if the Business Combination Proposal is not approved, the Incentive Plan Proposal will not be presented at the Meeting. By approval of the Incentive Plan Proposal, ROCC’s stockholders are authorizing the ROCC Board to abandon the Incentive Proposal in the event the Business Combination is not consummated.
A copy of the Equity Incentive Plan, as will be in effect assuming approval of the Incentive Plan Proposal and upon consummation of the Business Combination, is attached to this proxy statement as Annex D.
The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Incentive Plan Proposal. See “Proposal 1 — The Business Combination Proposal — Other Agreements Relating to the Business Combination — Support Agreement.”
Recommendation of the ROCC Board
THE ROCC BOARD UNANIMOUSLY RECOMMENDS THAT THE ROCC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.
The existence of financial and personal interests of one or more of the ROCC’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of ROCC and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the ROCC’s stockholders vote for the proposals. See “Proposal 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

PROPOSAL 6 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the ROCC Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to ROCC’s stockholders in the event that, based upon the tabulated vote at the time of the Meeting there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal or the Incentive Plan Proposal. In no event will the ROCC Board adjourn the Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Current Charter and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by ROCC’s stockholders, the ROCC Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the Directors Proposal, the Incentive Plan Proposal or any other proposal.
Vote Required for Approval
The Adjournment Proposal requires the affirmative vote of the majority of the shares of ROCC Common Stock cast, present in person by virtual attendance or represented by proxy. Abstentions and broker non-votes will have no effect on the vote for the Adjournment Proposal.
The Initial Stockholders have agreed to vote any shares of ROCC Common Stock owned by them in favor of the Adjournment Proposal. See “Proposal 1 — The Business Combination Proposal — Other Agreements Relating to the Business Combination — Support Agreement.”
Recommendation of the ROCC Board
THE ROCC BOARD UNANIMOUSLY RECOMMENDS THAT THE ROCC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of one or more of the ROCC’s directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is in the best interests of ROCC and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that the ROCC’s stockholders vote for the proposals. See “Proposal 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

INFORMATION ABOUT ROCC
Overview
ROCC is a Delaware blank check company established for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities.
If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to the Current Charter, ROCC will be required to dissolve and liquidate as soon as reasonably practicable, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
Offering Proceeds Held in Trust
On December 15, 2020, we consummated the IPO of 11,500,000 Public Units at $10.00 per Public Unit, generating gross proceeds of $115,000,000. Simultaneously with the consummation of the IPO, we consummated the sale of 275,000 Private Units in a private placement transaction to the Initial Stockholders, generating gross proceeds of $2,750,000.
After deducting the underwriting discounts, offering expenses and commissions from the IPO and the sale of the Private Units, a total of $115,000,000 of the net proceeds from the IPO and the sale of the Private Units was deposited into the Trust Account, which is invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by use, until the earlier of (i) the consummation of a business combination or (ii) the distribution of the funds in the Trust Account.
Effecting a Business Combination
On April 14, 2021, ROCC, Merger Sub and Reservoir entered into the Merger Agreement, pursuant to which a business combination between ROCC and Reservoir will be effected through the merger of Merger Sub with and into Reservoir, with Reservoir surviving the merger as a wholly-owned subsidiary of ROCC. If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to the Current Charter, ROCC will be required to dissolve and liquidate as soon as reasonably practicable, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated.
Redemption Rights for Holders of the Public Shares
Pursuant to the Current Charter, holders of the Public Shares will be entitled to redeem their Public Shares for a pro rata share of the Trust Account (including interest earned on the pro rata portion of the Trust Account, net of taxes payable), currently anticipated to be no less than approximately $10.00 per share of ROCC Common Stock. The Initial Stockholders do not have redemption rights with respect to any shares of ROCC Common Stock owned by them, directly or indirectly.
Automatic Dissolution and Subsequent Liquidation of the Trust Account if No Business Combination
If ROCC does not consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, then, pursuant to the Current Charter, ROCC will be required to dissolve and liquidate as soon as reasonably practicable, unless ROCC seeks stockholder approval to amend the Current Charter to extend the date by which an initial business combination may be consummated. As a result, this has the same effect as if ROCC had formally gone through a voluntary liquidation procedure under Delaware law. Accordingly, no vote would be required from the ROCC’s stockholders to commence such a voluntary winding up, dissolution and liquidation. If ROCC is unable to consummate the Business Combination and fails to consummate an initial business combination by December 15, 2022, it will, as promptly as possible but not more than ten business days thereafter, redeem 100% of ROCC’s outstanding Public Shares for a pro rata share of the aggregate amount then on deposit in the Trust Account upon the consummation of the Business Combination (including interest earned on the pro rata portion of the Trust Account, net of taxes payable) and then seek to liquidate and dissolve. In the event of its dissolution and liquidation, the ROCC Warrants will expire and will be worthless.
The proceeds deposited in the Trust Account could, however, become subject to claims of our creditors that are in preference to the claims of the holders of the Public Shares. Although ROCC has sought and will continue to seek to have all vendors, service providers (excluding our independent registered public accounting firm), prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the holders of the Public Shares, there is no guarantee that they will execute such agreements or, even if they execute such agreements, that they would be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case, in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, ROCC will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third-party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver.
In addition, there is no guarantee that entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, CR Financial Holdings, Inc. and the Sponsor have agreed that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per ROCC Unit and (ii) the actual amount per ROCC Unit held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per ROCC Unit due to reductions in the value of the trust assets, in each case, less taxes payable, provided that such liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters in the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked either CR Financial Holdings, Inc. or the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether CR Financial Holdings, Inc. or the Sponsor has sufficient funds to satisfy their respective indemnity obligations and we believe that the Sponsor’s only assets are securities of ROCC. Therefore, we cannot assure you that either CR Financial Holdings, Inc. or the Sponsor would be able to satisfy those obligations. None of our executive officers or directors will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per ROCC Unit and (ii) the actual amount per ROCC Unit held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per ROCC Unit due to reductions in the value of the trust assets, in each case, less taxes payable, and CR Financial Holdings, Inc. and/or the Sponsor asserts that it is unable to satisfy their respective indemnification obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against CR Financial Holdings, Inc. or the Sponsor, as the case may be, to enforce their respective indemnification obligations. While ROCC currently expects that its independent directors would take legal action on its behalf against CR Financial Holdings, Inc. or the Sponsor, as the case may be, to enforce their respective indemnification obligations to ROCC, it is possible that ROCC’s independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, ROCC cannot assure you that due to claims of creditors the actual value of the per share redemption price will not be less than $10.00 per ROCC Unit.
If ROCC files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the holders of the Public Shares. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return $10.00 per ROCC Unit to our public stockholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our public stockholders. Furthermore, the ROCC Board may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and ROCC to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.
Each of the Initial Stockholders has agreed to waive its rights to participate in any liquidation of the Trust Account or other assets with respect to any shares of ROCC Common Stock they hold.
Employees
We currently have five executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have consummated the Business Combination or an initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected and the stage of the business combination process we are in. We do not have any other employees.
Facilities
We maintain our executive offices at 888 San Clemente Drive, Newport Beach, California 92660. Roth is making this space available to us free of charge. We consider our current office space adequate for our current operations.
Legal Proceedings
ROCC is not currently a party to any pending material legal proceedings.

MANAGEMENT OF ROCC
Overview of Executive Officers and Directors
As of the date of this proxy statement, ROCC’s executive officers and directors are as follows:
Name	Age	Position
Byron Roth	58	Chief Executive Officer and Chairman of the ROCC Board
Gordon Roth	66	Chief Financial Officer
Aaron Gurewitz	52	Co-President
Rick Hartfiel	57	Co-President
John Lipman	44	Chief Operating Officer and Director
Daniel M. Friedberg	59	Independent Director
Molly Montgomery	54	Independent Director
Adam Rothstein	49	Independent Director
Byron Roth, 58, has served as our Chief Executive Officer and Chairman of the ROCC Board since our inception in February 2019. Mr. Roth has been the Chairman and Chief Executive Officer of Roth since 1998. Under his management the firm has helped raise over $50 billion for small-cap companies, as well as advising on many merger and acquisition transactions. Mr. Roth is a co-founder and general partner of three private investment firms: (x) Rx3, LLC, a $50 million influencer fund focused on consumer brands; (y) Rivi Capital, LLC, a $35 million fund concentrated in the mining sector; and (z) Aceras Life Sciences, LLC, an in-house incubator focused on funding the development of novel medical innovations. He also co-founded two long only asset management firms: Cortina Asset Management, LLC, which was recently acquired by Silvercrest Asset Management (NASDAQ: SAMG), and EAM Investors, LLC, with assets under management of approximately $1.5 billion. Mr. Roth served as the Chief Executive Officer and chairman of the board of directors of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and the Co-Chief Executive Officer and chairman of the board of directors of Roth CH Acquisition III Co. (NASDAQ: ROCR), each of which is a special purpose acquisition company. Roth CH Acquisition I Co. has entered into an agreement and plan of merger with PureCycle Technologies LLC pursuant to which Roth CH Acquisition I Co. will acquire PureCycle Technologies LLC. Roth CH Acquisition III Co. is still searching for a target business with which to consummate an initial business combination. Mr. Roth is a member of the Advisory Council, Executive Committee, and serves as the Chairman on the Nominating Committee for the Cornell SC Johnson College of Business. He is a founding member of the University of San Diego Executive Cabinet for the Athletic Department, and former member of the Board of Trustees where he served on the Investment Committee for the university’s endowment and athletic department for nine years. Mr. Roth also sits on the Executive Board of SMU’s Cox School of Business. Mr. Roth serves as a Pacific Region Chair and Board of Governor for the Boys and Girls Club of America, and served as the Co-Chair for the 2019 Boys and Girls Club Pacific Youth of the Year Competition. He also sits on the Board of Directors for the Lott IMPACT Foundation, whose Lott IMPACT Trophy is presented annually to the college football defensive IMPACT player of the year for their contribution on and off the field. Mr. Roth was the honoree at the Challenged Athletes Foundation (CAF) 2015 Celebration of Heroes, Heart and Hope Gala and the 2018 Athletes First Classic Golden Heart Award benefitting the Orangewood Foundation. Mr. Roth earned his B.B.A, from the University of San Diego in 1985 and his MBA from the Cornell SC Johnson College of Business in 1987. Mr. Byron Roth is the brother of Mr. Gordon Roth. We believe Mr. Roth is well-qualified to serve as a director due to his business experience and contacts and relationships.
Gordon Roth, 66, has served as our Chief Financial Officer since our inception in February 2019. Mr. Roth has been the Chief Financial Officer and Chief Operating Officer of Roth since 2000. From 1990 to 2000, Mr. Roth was the Chairman and Founder of Roth and Company, P.C., a thirty-five person public accounting firm in Des Moines, Iowa. Prior to that, Mr. Roth spent thirteen years with Deloitte & Touche LLP, most recently serving as a Tax Partner and the Partner-in-Charge of the Des Moines office Tax Department. Mr. Roth is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Mr. Roth served as the Chief Financial Officer of Roth CH Acquisition I Co.

(NASDAQ: ROCH) from May 2020 until March 2021 and is the Chief Financial Officer of Roth CH Acquisition III Co. (NASDAQ: ROCR), each of which is a special purpose acquisition company. Mr. Roth used to serve on the Board of Trustees of JSerra Catholic High School and was the Chair of the Budget & Finance Committee. Mr. Roth has served on several other non-profit boards in the past including Boys & Girls Club, Special Olympics, Camp Fire and St Anne School. Mr. Roth was also a founding partner of the Iowa Barnstormers of the Arena Football League. Mr. Roth earned his B.A. from William Penn University in 1976, where he also served as a member of their Board of Trustees and was inducted into their Athletic Hall of Fame. Mr. Roth also earned a Master of Science in Accounting from Drake University in 1977. Mr. Gordon Roth is the brother of Mr. Byron Roth.
Aaron Gurewitz, 52, has served as our Co-President since August 2020. Mr. Gurewitz has been a Managing Director and the Head of Roth’s Equity Capital Markets Department since January 2001. Mr. Gurewitz brings over 25 years of investment banking experience focused on growth companies. Since joining Roth in 1999, Mr. Gurewitz has managed over 1,000 public offerings including, but not limited to, IPOs and follow-on offerings. Prior to joining Roth in 1999, Mr. Gurewitz was a Senior Vice President in the Investment Banking Group at Friedman Billings Ramsey from May 1998 to August 1999. From 1995 to April 1998, Mr. Gurewitz was a Vice President in the Corporate Finance Department at Roth, and from 1999 to 2001, Mr. Gurewitz served as a Managing Director in Roth’s Investment Banking Department. Mr. Gurewitz served as the Co-President of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and is the Co-President of Roth CH Acquisition III Co. (NASDAQ: ROCR), each of which is a special purpose acquisition company. Mr. Gurewitz graduated cum laude from San Diego State University with a B.S. in Finance.
Rick Hartfiel, 57, has served as our Co-President since August 2020. Mr. Hartfiel is a Managing Partner and has been the Head of Investment Banking at Craig-Hallum since 2005. Mr. Hartfiel brings over 30 years of investment banking experience focused on emerging growth companies. Since joining Craig-Hallum in 2005, Mr. Hartfiel has managed over 300 equity offerings (IPOs, follow-on offerings, registered direct offerings and PIPEs) and M&A transactions. Prior to joining Craig-Hallum, Mr. Hartfiel has been an investment banker at Dain, Rauscher, Wessels and Credit Suisse First Boston. Mr. Hartfiel served as the Co-President of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and is the Co-President of Roth CH Acquisition III Co. (NASDAQ: ROCR), each of which is a special purpose acquisition company. Mr. Hartfiel has a B.A. from Amherst College and an MBA from Harvard Business School.
John Lipman, 44, has served as our Chief Operating Officer and as a member of the ROCC Board since August 2020. Mr. Lipman is a Partner and Managing Director of Investment Banking at Craig-Hallum. Mr. Lipman joined Craig-Hallum in 2012 and has more than 15 years of investment banking experience advising growth companies in the healthcare, industrial, and technology sectors. Mr. Lipman has completed over 125 equity, convertible, and debt offerings and advisory assignments for growth companies, including over 75 since joining Craig-Hallum. Prior to joining Craig-Hallum, Mr. Lipman was a Managing Director at Rodman & Renshaw LLC from 2011 to 2012, a Managing Director at Hudson Securities, Inc. from 2010 to 2011, and Carter Securities LLC, a firm he founded that specialized in raising equity, equity-linked, and debt capital for growth companies, from 2005 to 2009. Mr. Lipman served as the Chief Operating Officer and a director of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and is the Co-Chief Executive Officer and a director of Roth CH Acquisition III Co. (NASDAQ: ROCR), each of which is a special purpose acquisition company. Mr. Lipman earned his B.A. in Economics in 1999 from Rollins College in Winter Park, FL. We believe Mr. Lipman is well-qualified to serve as a director due to his business experience and contacts and relationships.
Daniel M. Friedberg, 59, has served as a member of the ROCC Board since December 2020. Mr. Friedberg served as a member of the board of directors of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and is a member of the board of directors of Roth CH Acquisition III Co. (NASDAQ: ROCR) since March 2021, each of which is a special purpose acquisition company. Mr. Friedberg has served as chairman of the board of directors of Quest Resource Holding Corp. (NASDAQ: QRHC) since April 2019. Mr. Friedberg has served as the Chief Executive Officer of Hampstead Park Capital Management LLC, a private equity investment firm, since its founding in May 2016. Mr. Friedberg has also served as a Managing Partner of 325 Capital LLC since May 2016. 325 Capital is a non-hostile investor in small cap public companies. Mr. Friedberg was Chief Executive Officer and Managing Partner of Sagard Capital Partners L.P., a private equity investment firm, from its founding in January 2005 until May 2016. In addition, from January 2005 to May 2016, Mr. Friedberg was also a Vice President of Power Corporation of Canada, a diversified international management holding company. Mr. Friedberg was with global strategy management consultants Bain & Company, as a consultant from 1987 to 1991 and then again as a Partner from 1997 to 2005. Mr. Friedberg started with Bain & Company in the London office in 1987, was a founder of the Toronto office in 1991, and a founder of the New York office in 2000, leading the Canadian and New York private equity businesses. From 1991 to 1997, Mr. Friedberg worked as Vice President of Strategy and Development for a U.S.-based global conglomerate and as an investment professional in a Connecticut-based boutique private equity firm. Mr. Friedberg currently serves on the Board at Buttonwood Networks and USA Field Hockey. Mr. Friedberg serves on the Board of Directors of Point Pickup Technologies and Triphammer Ventures LLC and has previously served on the Board of Directors at GP Strategies Corp. (GPX), InnerWorkings, Inc. (INWK), Performance Sports Group Ltd. (PSG) and X-Rite, Inc. (XRIT). Mr. Friedberg has a Master’s in Business Administration degree from the Johnson School at Cornell University’s College of Business, and a Bachelor of Science (Hons.) degree from the University of Manchester Institute of Science & Technology. We believe that Mr. Friedberg’s experience as the Chief Executive Officer of two investment firms, his experience as an executive with a leading global management consulting firm, his extensive experience in investing in private and public companies, and his service on multiple boards of directors provide him with knowledge and experience with respect to organizational, financial, operational, M&A, and strategic planning matters and provide the requisite qualifications, skills, perspectives and experiences that make him well qualified to serve on the ROCC Board.
Molly Montgomery, 54, has served as a member of the ROCC Board since December 2020. Ms. Montgomery served as a member of each of the board of directors of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and is a member of the board of directors of Roth CH Acquisition III Co. (NASDAQ: ROCR) since March 2021, each of which is a special purpose acquisition company. Since January of 2020, Ms. Montgomery has been a member of the Board of Directors at Wilbur-Ellis Company Inc., a privately-owned family business based in San Francisco. With revenues over $3.0 billion, Wilbur-Ellis is a leading international marketer, distributor and manufacturer of agricultural products, animal nutrients and specialty ingredients and chemicals. Since October 2020, Ms. Montgomery has served as Board Director of The Wine Group, a privately-held, management-owned company that is the second largest wine producer in the US and third largest in the world. Since May 2021, Ms. Montgomery has served as a Board Director for Custom Made Meals, a private equity-owned, high growth business selling fresh entrees and appetizers to US retail grocery and club stores. Ms. Montgomery also serves as a strategic advisor to early-stage companies Trace Genomics and Planted Places. From 2009 to 2019, Ms. Montgomery served as an Executive of Landec Corporation, a publicly-traded company in the health & wellness space with revenues of approximately $550M, and served as Chief Executive Officer, President & Director of Landec Corporation from 2015 to 2019. Ms. Montgomery has also served on the Board of Directors for Windset Farms, one of the largest and most technologically advanced hydroponic greenhouse growers in North America, from 2018 to 2019; as a Board Director for Flower One, the largest greenhouse grower and producer of cannabis in the State of Nevada from 2020 to 2021; and as Board Director for Roth CH Acquisition I Co. from 2020 to 2021. Prior to Landec, from 2006 to 2009, Ms. Montgomery served as VP of Global Marketing and Business Development at Ashland Chemical. Ms. Montgomery has also been an executive in two software companies and held additional positions in strategy, marketing, engineering and operations in a number of other chemical, pharmaceutical and consumer product companies. Ms. Montgomery holds a BES and MEng in Chemical Engineering from the University of Louisville and an MBA from Harvard Business School. We believe Ms. Montgomery is well-qualified to serve as a director due to her experience as the Chief Executive Officer and director of a publicly traded company and the depth and breadth of Ms. Montgomery’s operating and transactional experience in a wide variety of industries with both private and public companies at different stages of maturity.
Adam Rothstein, 49, has served as a member of the ROCC Board since December 2020. Mr. Rothstein served as a member of the board of directors of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and is a member of the board of directors of Roth CH Acquisition III Co. (NASDAQ: ROCR) since March 2021, each of which is a special purpose acquisition company. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early-stage investment fund, and Disruptive Growth, a collection of late-stage investment vehicles focused on

Israeli technology, which he co-founded in 2013 and 2014, respectively. Since September 2020, Mr. Rothstein has also been the Executive Chairman of 890 5th Avenue Partners, Inc., a special purpose acquisition company focused on the media and entertainment sectors, which completed its public offering in January 2021. Since 2014, Mr. Rothstein has been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle. Previously, from July 2019 until January 2021, Mr. Rothstein was a director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc., and which now trades as TPCO Holding Corp. (NEO: GRAM.U) (OTCQX: GRAMF). Mr. Rothstein has over 20 years of investment experience, and currently sits on the boards of directors of several early- and mid-stage technology and media companies both in the United States and in Israel and is on the Advisory Board for the Leeds School of Business at the University of Colorado, Boulder. Mr. Rothstein graduated summa cum laude with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (MPhil) in Finance from the University of Cambridge. We believe Mr. Rothstein is well-qualified to serve as a director due to his two decades of investment experience in the public and private markets both domestically and internationally.
Qualifications of Executive Officers and Directors
Our executive officers and members of the ROCC Board are composed of a diverse group of leaders with a wide array of professional roles. In these roles, they have gained experience in core management skills, such as strategic and financial planning, financial reporting, compliance, risk management and leadership development. Many of our executive officers and members of the ROCC Board also have experience serving on boards of directors and committees of boards of directors of other companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, our executive officers and members of the ROCC Board also have other experience that makes them valuable, managing and investing assets or facilitating the consummation of the Business Combination.
We, along with our executive officers and members of the ROCC Board, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our executive officers and members of the ROCC Board, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of consummating the Business Combination.
Employment Agreements
We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment of our executive officers.
Executive Officers’ and Directors’ Compensation
No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including members of the ROCC Board, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of the Business Combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than the ROCC Board and the audit committee of the ROCC Board, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.
We have not made any equity awards to any of our executive officers or directors during the period from February 13, 2019 (inception) through December 31, 2019 and the year ended December 31, 2020, other than the transfers described under “Certain Relationships and Related Party Transactions — ROCC’s Relationships and Related Party Transactions.”

Committees of the ROCC Board
The ROCC Board has a standing audit committee, compensation committee and corporate governance and nominating committee. The independent directors oversee director nominations.
Audit Committee
The audit committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, (i) engages ROCC’s independent accountants, reviewing their independence and performance, and (ii) reviews ROCC’s accounting and financial reporting processes and the integrity of its financial statements, the audits of ROCC’s financial statements and the appointment, compensation, qualifications, independence and performance of ROCC’s independent registered public accounting firm, ROCC’s compliance with legal and regulatory requirements and the performance of ROCC’s internal audit function and internal control over financial reporting.
The members of the audit committee are Ms. Molly Montgomery, Mr. Daniel M. Friedberg and Mr. Adam Rothstein, each of whom is an independent director under Nasdaq listing standards. Mr. Daniel M. Friedberg is the chairperson of the audit committee. The ROCC Board has determined that Mr. Daniel M. Friedberg qualifies as an “audit committee financial expert,” as defined under the rules and regulations of Nasdaq and the SEC.
Compensation Committee
The compensation committee reviews annually ROCC’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation and makes recommendations to the ROCC Board regarding approval, disapproval, modification or termination of existing or proposed employee benefit plans, as well as makes recommendations to the ROCC Board with respect to compensation of the ROCC’s officers (other than the Chief Executive Officer and the Chief Financial Officer) and administers ROCC’s incentive-compensation plans and equity-based plans. The compensation committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The ROCC’s chief executive officer may not be present during voting or deliberations of the compensation committee with respect to his compensation. The ROCC’s executive officers do not play a role in suggesting their own salaries. Neither ROCC nor the compensation committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of compensation of the executive officers or directors.
Notwithstanding the foregoing, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including members of the ROCC Board, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of the Business Combination. Accordingly, it is likely that, prior to the consummation of the Business Combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with the Business Combination.
The members of the compensation committee are Ms. Molly Montgomery, Mr. Daniel M. Friedberg and Mr. Adam Rothstein, each of whom is an independent director under Nasdaq listing standards. Ms. Molly Montgomery is the chairperson of the compensation committee.
Corporate Governance and Nominating Committee
The corporate governance and nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the ROCC Board. Specifically, the corporate governance and nominating committee makes recommendations to the ROCC Board regarding the size and composition of the ROCC Board, establishes procedures for the director nomination process and screens and recommends candidates for election to the ROCC Board. On an annual basis, the corporate governance and nominating committee recommends for approval by the ROCC Board certain desired qualifications and characteristics for board membership. Additionally, the corporate governance and nominating committee establishes and administers a periodic assessment procedure relating to the performance of the ROCC Board as a whole and its individual members. The corporate governance and nominating committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the ROCC Board. The corporate governance and nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific needs of the ROCC Board that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of members of the ROCC Board. The corporate governance and nominating committee does not distinguish among nominees recommended by stockholders and other persons.
The members of the corporate governance and nominating committee are Ms. Molly Montgomery, Mr. Daniel M. Friedberg and Mr. Adam Rothstein, each of whom is an independent director under Nasdaq listing standards. Mr. Adam Rothstein is the chairperson of the corporate governance and nominating committee.
Compensation Committee Interlocks and Insider Participation
None of our directors who currently serve as members of the compensation committee is, or has at any time in the past been, one of ROCC’s officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of any other entity that has one or more executive officers serving on the ROCC’s Board. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on the compensation committee of the ROCC Board.
Limitation on Liability and Indemnification of Officers and Directors
The Current Charter provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. In addition, the Current Charter provides that our directors will not be personally liable for monetary damages resulting from breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions or derived an improper personal benefit from their actions as directors. The Current Charter also provided that, notwithstanding the foregoing, such indemnification will not extend to any claims our insiders may make to us to cover any loss that they may sustain as a result of their agreement to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us as described elsewhere in this proxy statement. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We have purchased and maintain a policy of officers’ and directors’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify officers and directors. These provisions may discourage ROCC’s stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF ROCC
The following discussion and analysis of ROCC’s financial condition and results of operations should be read in conjunction with ROCC’s financial statements, including the accompanying notes, contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements. ROCC’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including those set forth under “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in this proxy statement. Unless specified otherwise, the numbers set forth below are in thousands.
Overview
We are a Delaware blank check company established for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business transaction with one or more businesses or entities. We intend to effectuate the Business Combination using cash from the proceeds of the IPO and the sale of the Private Units, our capital stock and debt, or a combination of cash, stock and debt.
On December 15, 2020, we consummated the IPO of 11,500,000 Public Units at $10.00 per Public Unit, generating gross proceeds of $115,000,000. Simultaneously with the consummation of the IPO, we consummated the sale of 275,000 Private Units in a private placement transaction to the Initial Stockholders, generating gross proceeds of $2,750,000.
Business Combination Activities
On April 14, 2021, ROCC, Merger Sub and Reservoir entered into the Merger Agreement, pursuant to which a business combination between ROCC and Reservoir will be effected through the merger of Merger Sub with and into Reservoir, with Reservoir surviving the merger as a wholly-owned subsidiary of ROCC. The Business Combination is subject to the approval of the ROCC’s stockholders as well as other closing conditions. See “Proposal 1 — The Business Combination Proposal — The Merger Agreement.”
Results of Operations
Our only activities from February 13, 2019 (inception) through March 31, 2021 were organizational activities, those necessary to consummate the IPO and identifying a target company for the Business Combination. We do not expect to generate any operating revenues until after the consummation of the Business Combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We are incurring expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the quarter ended March 31, 2021, we had net loss of $247,531, which consists of operating costs of $204,239 and change in fair value of warrant liability of $49,500, offset by interest earned on marketable securities held in the Trust Account of $6,208.
For the year ended December 31, 2020, we had net loss of $121,738, which consists of operating costs of $109,998, transaction expense of $478 attributable to warrant liabilities and the change in fair value of warrant liabilities of $17,875, offset by interest earned on marketable securities held in the Trust Account of $5,785 and an unrealized gain on marketable securities held in the Trust Account of $828.
For the period from February 13, 2019 (inception) through December 31, 2019, we had net loss of $1,225, which consists of formation and operating costs.
Liquidity and Capital Resources
On December 15, 2020, we consummated the IPO of 11,500,000 Public Units, inclusive of the underwriters’ election to fully exercise their option to purchase an additional 1,500,000 Public Units, at a price of $10.00 per Public Unit, generating gross proceeds of $115,000,000. Simultaneously with the consummation of the IPO, we consummated the sale of 275,000 Private Units in a private placement transaction to the Initial Stockholders, generating gross proceeds of $2,750,000.
Following the IPO, the exercise of the over-allotment option in full and the sale of the Private Units, a total of $115,000,000 deposited into the Trust Account. We incurred $1,654,977 in transaction costs, including $1,150,000 of underwriting fees and $504,977 of other offering costs.
For the quarter ended March 31, 2021, cash used in operating activities was $147,527. Net loss of $247,531 was offset by fair value of change in warrant liability of $49,500 and interest earned on marketable securities held in the Trust Account of $6,208. Changes in operating assets and liabilities generated $56,712 of cash for operating activities.
As of March 31, 2021, we had marketable securities held in the Trust Account of $115,012,821 consisting of securities held in a money market fund that invests in U.S Treasury securities with a maturity of 185 days or less. Interest income on the balance in the Trust Account may be used by us to pay taxes. Through March 31, 2021, we did not withdraw any interest earned on the Trust Account to pay our taxes. We intend to use substantially all of the funds held in the Trust Account to acquire a target business and to pay our expenses relating thereto. To the extent that our capital stock is used in whole or in part as consideration to effect a Business Combination, the remaining funds held in the Trust Account will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our Business Combination if the funds available to us outside of the Trust Account were insufficient to cover such expenses.
As of March 31, 2021, we had cash of $549,040. We intend to use the funds held outside the Trust Account for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the Business Combination.
In order to fund working capital deficiencies or finance transaction costs in connection with the consummation of the Business Combination, the Initial Stockholders may, but are not obligated to, loan us funds as may be required. If we consummate the Business Combination, we would repay such loaned amounts. In the event that the Business Combination is not consummated, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating the Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to consummation of the Business Combination. Moreover, we may need to obtain additional financing either to consummate the Business Combination or because we become obligated to redeem a significant number of the Public Shares upon consummation of the Business Combination, in which case we may issue additional securities or incur debt in connection with the Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the consummation of the Business Combination. If we are unable to consummate the Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following the consummation of the Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
Off-Balance Sheet Financing Arrangements
We had no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of March 31, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities or purchased any non-financial assets.
Contractual Obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than as described below.
We entered into a business combination marketing agreement with the representatives of the underwriters as advisors in connection with the Business Combination. We will pay the representatives of the underwriters a marketing fee for such services upon the consummation of the Business Combination in an amount equal to, in the aggregate, 4.5% of the gross proceeds of the IPO, including any proceeds from the full or partial exercise of the underwriters’ over-allotment option. As a result, the representatives of the underwriters will not be entitled to such fee unless we consummate the Business Combination.
Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:
ROCC Common Stock Subject to Possible Redemption
We account for ROCC Common Stock subject to possible conversion in accordance with the guidance in Accounting Standards Codification Topic 480 “Distinguishing Liabilities from Equity.” ROCC Common Stock subject to mandatory redemption is classified as a liability instrument and measured at fair value. Conditionally redeemable ROCC Common Stock (including ROCC Common Stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, ROCC Common Stock is classified as stockholders’ equity. ROCC Common Stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, ROCC Common Stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of our balance sheets.
Net Income (Loss) Per Common Share
We apply the two-class method in calculating earnings per share. Net income (loss) per common share, basic and diluted for ROCC Common Stock subject to possible redemption is calculated by dividing the interest income earned on the Trust Account, net of applicable taxes, if any, by the weighted average number of shares of ROCC Common Stock subject to possible redemption outstanding for the period. Net income (loss) per common share, basic and diluted for and non-redeemable ROCC Common Stock is calculated by dividing net income (loss) less income attributable to ROCC Common Stock subject to possible redemption, by the weighted average number of shares of non-redeemable ROCC Common Stock outstanding for the period presented.
Recent Accounting Standards
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our financial statements.

INFORMATION ABOUT RESERVOIR
Unless the context otherwise requires, all references in this section to “Reservoir,” “we,” “us,” or “our” refer to Reservoir Holdings, Inc. and its subsidiaries prior to the consummation of the Business Combination.
Introduction
Reservoir was formed on April 23, 2019. We are the direct parent of Reservoir Media Management, which was formed on April 27, 2007. Reservoir is a holding company that conducts substantially all of its business operations through Reservoir Media Management and Reservoir Media Management’s subsidiaries.
Our Company
We are one of the world’s leading independent music companies based in New York with offices in Los Angeles, Nashville, Toronto, London and Abu Dhabi. We hold a regular Top 10 U.S. Market Share according to Billboard’s Publishers Quarterly, were twice named Publisher of the Year by Music Business Worldwide’s The A&R Awards in 2017 and 2019, won Independent Publisher of the Year at the 2020 Music Week Awards and are nominated again for the same category in 2021. We operate a music publishing business, a record label, a management business and a rights management society in the Middle East. Our publishing catalog includes historic pieces written and performed by greats like Billy Strayhorn, Hoagy Carmichael and John Denver. Our stable of active songwriters, including James Fauntleroy, Ali Tamposi and Jamie Hartman, have contributed to current award-winning hits performed by the likes of Justin Bieber, Ariana Grande, Camila Cabello, Bruno Mars, John Legend, Lizzo and more.
Our Music Publishing business contributed approximately $67 million to our revenues for the year ended March 31, 2021, representing approximately 83% of our revenues. Reservoir now represents over 130,000 copyrights with titles dating back as far as 1900 and hundreds of #1 releases worldwide. The music is at the heart of everything we do and, as such, our M&A practice and our active songwriter business is committed to both catalog acquisition and expansion of the roster strategically, driven by the quality of the music.
Our Recorded Music business is home to Chrysalis Records and Philly Groove Records representing artists like The Delfonics, Sinead O’Connor and Generation X. Our Recorded Music business contributed approximately $12 million to our revenues for the year ended March 31, 2021, representing approximately 15% of our revenues. We look at our Recorded Music business as one that is poised for growth and ingestion of new master recordings through our M&A practice.
We are operating in an industry benefitting from sector tailwinds attributed to growth in global paid subscriptions to digital service providers, increased penetration of in-home voice activated devices, in-home fitness products and wi-fi enabled vehicles. As connectivity and mobile phone usage increase, people are listening to more music, more often, and in more places. More music is being created, too, as the tools to make and distribute music, which were at one time expensive and limited, are now free and accessible to creators of all levels. As a result, global music companies and music rightsholders are more valuable than ever.
We excel in the independent segment because of our value enhancement practice, as a result of which we have outpaced industry growth of 7% from 2018 through 2021 by an incremental 8%, yielding 15% organic growth for Reservoir during the same period. Our exceptional creative team is able to not only create new opportunities for the existing catalog of copyrights but also to source and sign songwriters and artists to our active roster. Our outstanding M&A practice is able to source and close acquisitions contributing to continued scale of our business.
Our History
Established in 2007, we have grown through acquisitions. We made a firm commitment in the early days to be an active music company, one that is actively owning and administering rights, and we looked to build our business based on long-term ownership of rights. Our portfolio on the publishing side is 76% owned for life of copyright as well as 97% owned versus administered as of June 30, 2019.

In 2010, we acquired TVT Music Publishing, home to some of the most important rap, hip-hop and pop music of the 1990s and 2000s. Replete with hit songs, the catalog set the stage and strategy for the kinds of catalogs we sought next. At the time, the advent of streaming forced a shift in the manner in which people were consuming music. It was no longer about the album, but a playlist of favorite songs. This confirmed our investment thesis that investing in hit songs had to be a key driver of our acquisition strategy. Following the acquisition of TVT Music Publishing, we acquired Philly Groove Records, which brought in recorded music assets and publishing hits, including the Delfonics’ “Ready or Not” which has been covered by artists ranging from The Fugees to Missy Elliot.
In 2012, we acquired the 30,000 copyright strong Reverb Music and its stable of active songwriters. This catalog further diversified our holdings, adding film and television music, such as the theme for the “Got Talent” franchise. We also acquired FS Media in 2014, thereby adding what is considered to be the best of American music with the catalogs of Sheryl Crow, John Denver, Billy Strayhorn, Evanescence and Creed to the repertoire. This catalog included evergreen hits, such as “Take Me Home, Country Roads,” and extended our portfolio back to the 1930s with titles by legendary jazz musician Duke Ellington.
In 2014, the opportunity arose for us to share in the royalty streams of Hans Zimmer’s portfolio of film scores dating back to 1989’s “Driving Miss Daisy.” This enabled us to be in business with one of the most prolific contemporary composers and also to complement our music catalog with music for film. Our acquisitions continued, adding such luminaries as the Commodores, the Isley Brothers, Bob Crewe and many others, plus acquiring the catalog of historic American music publisher Shapiro Bernstein, thereby adding titles from the turn of the century to our portfolio. In addition, on June 2, 2021, we entered into a membership interest purchase agreement (the “Tommy Boy Purchase Agreement”) to acquire U.S. based record label and music publishing company Tommy Boy Music, LLC (“Tommy Boy”), which helped launch the careers of Queen Latifah, Afrika Bambaataa, Digital Underground, Coolio, De La Soul, House of Pain and Naughty By Nature. See “Management's Discussion and Analysis of Financial Condition and Results of Operations of Reservoir — Business Overview and Recent Developments — Tommy Boy Purchase Agreement” for additional information regarding the Tommy Boy Purchase Agreement.
In the past five years, we have focused on being a music company and have strategically expanded to include management services through Big Life Management and Blue Raincoat Artists in the United Kingdom and further develop our Recorded Music business through Chrysalis Records. In tandem with this diversification, we have focused on emerging markets which are expected to be responsible for much of the future growth in the music industry. To this end, we acquired a stake in PopArabia in January 2020 with a focus on signing artists, acquiring catalogs and establishing a rights management company in the Middle East and North Africa region. We have executed on these strategic initiatives and expect substantial growth from PopArabia in the years to come.
We have also focused on populating an active songwriter roster. We understand that participating in the contemporary music marketplace at a high level can contribute to capturing market share and create ancillary marketing and licensing opportunities for the rest of the catalog. Today, our active roster is responsible for some of the biggest hits by some of the most well-known artists around the world. To date, we have deployed over $500 million in capital on all of the initiatives outlined above.
Industry Overview
The global music entertainment industry is massive and growing. Within the larger music entertainment space, the recorded music and music publishing industries are thriving, driven by powerful tailwinds.
As music has become more accessible, consumers today listen to more music on more platforms. According to the MRC Data and Billboard, total audio consumption increased by approximately 12% year-over-year in 2020 in the United States alone. Factors driving consumer engagement with music include demographics and technology. For example, younger consumers are typically early adopters of new technologies, including music-enabled devices. According to Nielsen, 78% of U.S. adults aged 18 to 34 used their smartphones to listen to music as of March 2020, compared to the overall average of 64% of all U.S. adults aged over 18 years. All generations are leveraging streaming to increase their engagement with music. As of March 2020, 71% of U.S. adults aged 35 to 49 years and 59% of U.S. adults aged 50 to 64 years, stream audio via their smartphones, according to Nielsen.

Technology has increased the accessibility of music for consumers across all demographics. As of July 2020, U.S. listeners relied upon an average of 3.7 devices per month for music, according to Nielsen. We believe increased availability of music on smartphones, computers, smart speakers, tablets and radios increases overall listening hours by bringing music to consumers no matter where they are. Devices like smart speakers are also helping to drive growth in streaming, as casual listeners become drawn in by music as a critical application for these devices and ultimately become paying subscribers. Indeed, according to Nielsen, 61% of U.S. consumers who use a smart speaker weekly to listen to music currently pay for a subscription as well.
The growth of global digital streaming presents a significant opportunity to expand music listenership worldwide. According to the IFPI, 443 million subscribers paid for music streaming services in 2020, reflecting a year-over-year increase of 30% and a compound annual growth rate of 45% since 2015. This translated into a year-over-year increase of 20% in streaming revenues in 2020. Even with this growth, paid subscribers represented only 12% of the 3.6 billion smartphone users globally in 2020, according to Statista. In 2020, MRC Data and Billboard reported global on-demand audio reached 2.2 trillion streams worldwide, representing an increase of 23% year-over-year. And with over 400 music streaming services across the world, according to the IFPI, there is no shortage of players seeking to meet this robust demand.
The paid streaming opportunity is global, with opportunities for further expansion in both developed and emerging markets. According to the MRC Data and Billboard, in 2020, on-demand audio streaming increased by 17% year-over-year in the United States and by approximately 23% year-over-year worldwide. The global growth was led by countries, such as Japan, Australia, Belgium, Switzerland, Turkey, Spain, Brazil and Germany, which accounted for 23% of total on-demand audio streams in 2020. Even smaller countries exhibited strong growth in streaming adoption in 2020, including Paraguay, Greece, Cyprus, Thailand, Czech Republic, Lithuania, Slovakia and Guatemala, which accounted for 1.4% of total on-demand audio streams in 2020.
The global opportunity for streaming is further demonstrated by the penetration rates across various markets. According to the IFPI, the top five music markets of 2020 were the United States, Japan, the United Kingdom, Germany and France. In 2020, paid music streaming subscribers as a percentage of national populations for these countries were 30%, 9%, 30%, 19% and 15%, respectively, according to Goldman Sachs Global Investment Research. In emerging markets, the story is even clearer, with Mexico, Brazil, Russia, China and India representing compelling opportunities, with paid music streaming subscribers as a percentage of national population in 2020 of 5%, 5%, 7%, 4%, and 1%, respectively, according to Goldman Sachs Global Investment Research. With historically low streaming penetration and massive populations, China and India represent a particularly exciting opportunity for the future of music entertainment.
Recent developments suggest that streaming pricing may have room for further optimization. Beyond growth in paying subscribers, we believe there is an opportunity for streaming revenues to further expand from pricing increases over time. As consumers grow to appreciate the value proposition of streaming, streaming services will explore premium product initiatives. This is supported by streaming services’ ongoing efforts to experiment with pricing increases in recent years. In April 2021, Spotify raised its prices for some of its premium subscription offerings across some of the major markets, including the United States, the United Kingdom and parts of Europe. Previously in 2018, Spotify increased monthly prices for its services in Norway. In 2019, Amazon launched its high-quality audio streaming offering, Amazon Music HD, for a premium price in the United States. We believe the strong and growing appetite for streaming services, as well as the demonstrated pricing power of premium streaming services, presents a significant opportunity for growth for the music entertainment industry.
Expansion of emerging music monetization platforms has enhanced listener engagement. While the traditional on-demand subscription model continues to dominate much of the growth in the music industry, emerging music monetization platforms involving short-form videos, connected fitness, gaming and podcasts have all surged in popularity during the COVID-19 pandemic. These music monetization platforms enable incremental consumption of music, oftentimes appealing to varied, younger audiences, and represent new monetization opportunities for music content owners. The opportunity presented by these music monetization platforms is significant. For example, since its launch in 2017, TikTok has been downloaded over 2 billion times and has reached more than 700 million monthly unique visitors as of October 2020.

Moreover, it has always been true that consumer engagement with music goes beyond the music itself — consumers care about the musicians as well. Today, consumers have greater access to artists with the advent of social media. According to Statista, as of March 2021, six out of the top ten most followed accounts on Twitter belonged to musicians and, according to YouTube, the majority of videos that have achieved more than one billion lifetime views, as well as the top ten most watched videos of all time, belong to musicians.
In addition to their growing popularity with consumers, these music emerging monetization platforms are now proactively engaging with the music entertainment industry to properly compensate rightsholders for use of music. For example, in July 2020, TikTok announced a multi-year agreement with the U.S. National Music Publishers’ Association which also covers past use of musical works. Separately, Facebook’s gaming platform entered into a new multi-year licensing agreement with the major record labels (i.e., Universal Music Group, Sony Music Group and Warner Music Group) in September 2020. And, in the first half of 2020, Peloton agreed to settle a lawsuit brought by music publishers for approximately $49 million, according to Peloton’s public filings. We believe these emerging music monetization platforms are now a permanent part of the music entertainment industry and have helped expand access to and listenership of music globally.
Increased government intervention to curb piracy and improve monetization rates for content owners helps secure the future of the industry. Government interventions in the United States and the European Union are expected to be a boon for the music entertainment industry, at least in the near-term.
In 2018, the United States enacted the Music Modernization Act (the “MMA”), which resulted in reforms to music listening through the regulation of digital music services’ relationship to content owners. This includes improving the way digital music services procure mechanical licenses, requiring digital radio services, such as SiriusXM and Pandora, to make royalty payments to recording artists for recordings before 1972, and providing for direct payments of royalties owed to producers, mixers and engineers when their original works are streamed on non-interactive webcasting services. Also in 2018, the U.S. Copyright Royalty Board (the “CRB”) issued an updated slate of royalty rates and terms. This ruling by the CRB included increased mechanical royalty rates for musical compositions in the United States from 2018 through 2022. While this decision was vacated in part on appeal in August 2020, the case was remanded back to the CRB for further proceedings. In 2018, the CRB also significantly increased the royalty rates for sound recordings in the United States paid by SiriusXM from 2018 through 2022, and the MMA extended the term of this increase through 2027.
In 2019, the European Union passed legislation to protect music rightsholders and recording artists. Specifically, the European Union Copyright Directive was designed to limit safe harbors from liability for copyright infringement and to ensure that rightsholders and recording artists are remunerated fairly when their music is shared online by user-uploaded content services such as YouTube.
Recorded Music
The recorded music industry involves the identification and development of songs and artists to create, market and promote recordings. Royalty income in the recorded music industry is paid on a specific recording of a song. According to the IFPI, the recorded music industry generated nearly $22 billion of revenue globally in 2020, reflecting a compound annual growth rate of 8% since 2015. The recorded music industry generates revenues from various royalty types, including digital (including streaming), physical, synchronization and performance rights. Digital revenues reflect the largest and fastest growing category of recorded music revenues, reaching nearly $15 billion in 2020, reflecting a compound annual growth rate of 18% since 2015 and nearly 70% of global recorded music revenues in 2020. Within digital revenues, streaming is by far the largest driver, accounting for approximately 90% of digital revenues in 2020, reflecting a compound annual growth of nearly 40% since 2015.
Physical royalties are generated from the physical reproduction and distribution of copyrighted works and is the only recorded music revenue category that has contracted since 2015, totaling $4 billion of revenues in 2020, representing a little more than 19% of global recorded music revenues in 2020 (as compared to 39% of global recorded music revenues in 2015). Performance rights royalties are generated from the use of recorded music by broadcasters and public venues, representing approximately 11% of global recorded music revenues in 2020. Synchronization royalties are generated by the use of recorded music in advertisements, film, video games, television and other content, representing approximately 2% of global recorded music revenues in 2020.
Music Publishing
The music publishing industry involves the licensing and acquisition of rights in musical compositions from content owners (e.g., songwriters, composers and other rightsholders). According to Music & Copyright, the music publishing industry generated $6 billion in revenues worldwide in 2020, representing a compound average annual growth rate of 7% since 2015. Music publishing royalties include, among others, mechanical, performance, synchronization and digital.
Our Competitive Strengths
Well-Positioned to Capitalize on the Growth of the International Music Industry Driven by Streaming
As the global music industry continues to benefit from a sustained expansion, our catalog of evergreen hits and active artist and songwriter roster with expertise in chart-topping hip-hop and pop music positions us to capitalize on the positive industry tailwinds. In its 2021 Global Music Report, the IFPI confirmed that 2020 marked a sixth consecutive year of growth for the global recorded music industry. The year-over-year growth of 7.4% for 2020 was driven primarily by streaming, especially by a growth of 18.5% in revenue generated by paid subscription services. The 443 million paid subscription accounts as of December 2020 generated $13.4 billion, or 62.1% of global recorded music revenues.
Value Enhancement
Active marketing, licensing and advocacy work has enabled us to outpace industry growth of 7% from 2018 through 2021 by an incremental 8%, yielding 15% organic growth for Reservoir during the same period. Our synchronization team is comprised of 10 people worldwide dedicated to marketing and licensing our music for use in films, trailers, television shows, advertisements and video games. For the year ended March 31, 2020, our synchronization income, which includes traditional synchronization income and digital synchronization income, accounted for 27% of our total revenues. Digital licensing is an area we embraced early on in 2012 as the first independent publisher to strike a direct deal with YouTube. Digital licensing also extends to the digital service providers, social media platforms like Facebook, Instagram and TikTok, in addition to in-home fitness products such as Peloton and Apple Fitness+. These are all music distribution vehicles which are now distributing content with licensed copyrights. Our advocacy work is a result of several executives at Reservoir serving as elected officials on the boards of non-profit groups upholding the rights of songwriters and fighting for fair compensation. Our service on these boards has resulted in over $11 million in settlements over the last four years, and we will continue to look at digital platforms that are distributing content while infringing on music copyrights.
Emerging Markets Presence
We believe that a significant portion of the growth in paid music subscriptions will be coming from the emerging markets, and our stake in PopArabia has put us in a strong position to be on the frontline to take advantage of this growth. Since we made this investment, we have already signed artists from India, Palestine and Lebanon and are looking at catalog M&A opportunities. We have also established the subsidiary ESMAA which is a United Arab Emirates-based rights management entity working with global music rights organizations, music publishers, songwriters, record labels and artists to ensure their music and rights are fully administered and licensed in the region. We have formed a joint venture with Outdustry, which has pioneered music licensing in China, and we expect this will contribute to a growing portion of our revenues.
Platform Positioned for Growth
Our investment in infrastructure over the years has now put us in a position where we can continue to scale our Music Publishing business with little impact on our operating expenses, and our Recorded Music business is well-positioned to ingest additional master recordings.
Creative and Artists and Repertoire Services
The quality of our roster coupled with the excellence of our creative and artists and repertoire (“A&R”) teams has contributed to sourcing the best talent. Our longstanding collaborations with our clients have resulted in chart topping hits with our creative and A&R teams contributing to nurturing their talents and careers. Our creative and A&R teams are further complemented by our marketing services team providing high-touch bespoke services.
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Ali Tamposi was named BMI’s 2019 Songwriter of the Year, following mega hit singles “Havana” by Camila Cabello featuring and also co-written by Reservoir catalog writer Young Thug, “Youngblood” by 5 Seconds of Summer, “Let Me Go” by Hailee Steinfeld x Alesso featuring Florida Georgia Line and Watt, and “Wolves” by Selena Gomez x Marshmello.

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Mr. Franks earned three concurrent Top 10 Billboard Hot 100 singles with Justin Bieber featuring Chance The Rapper’s “Holy” and Ariana Grande’s “Positions” and “(34+35).”

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Jamie Hartman wrote the breakout songs for three BRITs Rising Star winners Celeste (“Strange”), Rag’N’Bone Man (“Human”), James Bay (“Move Together”).

Strong Financial Profile with Robust Growth, Operating Leverage and Free Cash Flow Generation
For the years ended March 31, 2018 to 2021, we have grown revenues at a compound annual growth rate of 36%, driven by value enhancement, strategic acquisitions, successful releases and secular tailwinds. For the year ended March 31, 2021, our business generated net income and operating income (loss) before non-cash depreciation of tangible assets and non-cash amortization of intangible assets (“OIBDA”) of $10 million and $34 million, respectively, implying an OIBDA margin of approximately 41%. We believe our financial profile provides a strong foundation for continued growth.
Experienced Leadership Team
Reservoir has sustained no management turnover since inception creating a team that has been working together long-term and is incentivized to continue to scale the business, taking pride in their team, their clients and the company. In addition to its excellent track record, the team is extremely experienced in the music entertainment business with a firm commitment to executing on its strategy on an ongoing basis.

M&A
A highly disciplined approach coupled with the ability to cultivate acquisitions and close on transactions on an off-market basis has enabled Reservoir to continue to scale the business.
Advocacy and Education
Protecting the livelihoods of creators and preserving the legacies of songwriters is at the core of our ethos. Several of our executive officers have been elected to, and maintain board positions at, not-for-profit organizations in the United States, Canada and the United Kingdom, leading the charge on advocating for songwriter rights and fair compensation. We also have developed several educational initiatives with leading universities in which the students learn about our legacy artists and their catalogs, ensuring that the music lives on for generations to come. As of the date of this proxy statement, these collaborations are ongoing at Drexel University and New York University.
Our Growth Strategies
M&A
We plan to continue to execute on our M&A strategy of acquiring high-quality copyrights and recordings at an attractive return and capitalizing on upside potential with our value enhancement capabilities. Asset and company acquisitions have been our path to growth since inception and we expect to continue to execute on a strategy to scale the business with the addition of high-quality assets to the existing base.
Active Songwriter and Artist Roster
We will continue to execute on our active songwriter and artist roster, attracting world-class talent across genres with the intention of growing our presence in the contemporary music marketplace. Creative services, the existing roster and our value enhancement platform all contribute to our ability to add talent to our songwriter and frontline artist signings. In this area, we are focused on unique talent that represents diversity across a variety of genres and sounds. Through this collaboration, we to partner with our clients to create new music, some of which tops the biggest music charts, helping achieve increased market share.
Listenership
While we are firmly rooted in the music business, we also acknowledge that we are, more broadly, in the business of listenership and are interested in owning content to which people are actively or passively listening. As such, we will continue to evaluate opportunities that allow us to own film score and production music content. We are interested in seeing how listening habits will shift over time, as consumers balance the time they spend listening to music versus time allocated to other kinds of content, such as podcasts or social media platforms. To this end, we expect to continue to explore these alternative avenues in the business of listenership, making investments in companies such as Audio Up Inc. — a company in which we invested in April 2021 — focusing on original podcast content featuring premium music.
Invest in Local Content in Emerging Markets
Our emerging markets platform is currently centralized at PopArabia. To date, we have signed talent from India, Lebanon and Palestine. We will continue to add local talent to the roster and buy regional catalogs. We are pursuing this strategy to take advantage of the projected growth in music consumption in the emerging markets by owning both global and regional content. The convergence of consumers’ increased access to music and our participation in content, will allow us to maximize the emerging market opportunity. We are also interested in the global movement of sound and talent and will look to play a pivotal role in exporting and importing talent from one geography to the next and create global collaborative opportunities for our roster.
Embrace Commercial Innovation with New Digital Distributors and Partners
Over the past year, we have seen significant licensing growth in in-home fitness platforms, with new licenses issued to Peloton, Hydrow and Apple Fitness+. We expect our licensing volume to increase and also extend to new market entrants in this area, in addition to new digital platforms across social media, non-fungible tokens (“NFTs”) or other categories, such as online gaming platforms. These licenses and the associate revenues are on balance accretive to our overall revenues, and we view being on the forefront of digital licensing to be a significant growth area for us. Our strategy is equally focused on the active issuance of licenses, and the pursuit of copyright infringement, with an eye on resolution and the establishment of mechanisms for future licensing and monetization,
In addition, an NFT is a unit of data stored on the blockchain that certifies the unique identity of a digital asset. NFTs have applications in the music industry as a means to distribute standalone musical content or in conjunction with a related experience, merchandise or visual art.
As an owner and administrator of copyrights, we are able to issue licenses for the use of our intellectual property on an NFT. Similarly, as an owner and administrator of master recordings, we are able to issue licenses for the use of these master recordings on an NFT. We are also providing consultative services to artist and songwriter clients interested in developing NFT products. We are actively engaged with Serenade Sound PTY Ltd. to explore issuances and monetization of these licenses and are in discussions with other companies active in the NFT marketplace.
We view this as an area of increased activity that qualifies as a new distribution vehicle for potentially enhanced musical content that could be accretive to revenues and foresee licensing our music for use with NFTs in addition to supporting our clients with strategies and products focused on NFTs.
Music Publishing
Music publishing is an intellectual property business focused on generating revenues from uses of the musical composition itself. In return for promoting, placing, marketing and administering the creative output of a songwriter, or engaging in those activities for other rightsholders, our Music Publishing business garners a share of the revenues generated from use of the musical compositions.
The operations of our Music Publishing business are conducted through all of our offices as well as through various subsidiaries and sub-publishers. We owned or controlled rights to more than 130,000 compositions as of March 31, 2021, including numerous pop hits, American standards and motion picture and theatrical compositions. Assembled over decades, our award-winning catalog included over 5,000 clients as of March 31, 2021 and boasted a diverse range of genres, including pop, rock, jazz, classical, country, R&B, hip-hop, rap, reggae, Latin, folk, blues, symphonic, soul, Broadway, techno, alternative and gospel.
Royalties
As a copyright owner and administrator of musical compositions, Reservoir is entitled to receive royalties for the use of musical compositions. We continually add new musical compositions to our catalog and seek to acquire rights in musical compositions that will generate substantial revenues over the long term.
Music publishers generally receive royalties pursuant to public performance, digital, mechanical, synchronization and other licenses. In the United States, music publishers collect and administer mechanical royalties, and statutory rates are established pursuant to the U.S. Copyright Act of 1976, as amended, for the royalty rates applicable to musical compositions for sale and licensing of recordings embodying those musical compositions. In the United States, public performance income is administered and collected by music publishers and their performing rights organizations and, in most countries outside the United States, collection, administration and allocation of both mechanical and performance income are undertaken and regulated by governmental or quasi-governmental authorities. Throughout the world, each synchronization license is generally subject to negotiation with a prospective licensee, and music publishers pay a contractually required percentage of synchronization income to the songwriters or their heirs and to any co-publishers.
Reservoir acquires copyrights or portions of copyrights and administration rights from songwriters or other third-party holders of rights in musical compositions. Typically, in either case, the grantor of these rights retains a right to receive a percentage of revenues collected by Reservoir. As an owner and administrator of musical compositions, we promote the use of those musical compositions by others. For example, we encourage recording artists to record and include our musical compositions on their recordings, offer opportunities to include our musical compositions in filmed entertainment, advertisements and digital media and advocate for the use of our musical compositions in live stage productions. Examples of music that generate music publishing revenue include, among others:
Performance — performance of the song to the general public
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Broadcast of musical compositions on television, radio and cable

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Live performance at a concert or other venue (e.g., arena concerts, nightclubs)

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Broadcast of musical compositions at sporting events, restaurants or bars

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Performance of musical compositions in staged theatrical productions

Digital — licensing of recorded music in various digital formats and digital performance of musical compositions to the general public
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Streaming and download services

Mechanical — sale of recorded music in various physical formats
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Vinyl, CDs and DVDs

Synchronization — use of the musical composition in combination with visual images
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Films or television programs

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Television commercials

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Video games

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Merchandising, toys or novelty items

Other
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Licensing of copyrights for use in printed sheet music

In the United States, mechanical royalties are collected directly by music publishers, from recorded music companies or via The Harry Fox Agency, a non-exclusive licensing agent affiliated with the Society of European Stage Authors and Composers (the “SESAC”) and, outside the United States, mechanical royalties are collected directly by music publishers or from collecting societies. Once mechanical royalties reach the publisher, percentages of those royalties are paid or credited to the songwriter or other rightsholder of the copyright in accordance with the underlying rights agreement. Mechanical royalties are paid at a rate of 9.1 cents per song per unit in the United States for physical formats (e.g., CDs and vinyl albums) and permanent digital downloads (recordings in excess of five minutes attract a higher rate). Rates are also set for interactive streaming and non-permanent downloads based on a formula that takes into account revenues paid by consumers or advertisers with certain minimum royalties that may apply depending on the type of service. “Controlled composition” provisions contained in some recording contracts may apply to the rates mentioned above pursuant to which artists and/or songwriters license their rights to their record companies for as little as 75% of the statutory rates. The current U.S. statutory mechanical rates will remain in effect through December 31, 2022. In most other jurisdictions, mechanical royalties are based on a percentage of wholesale prices for physical formats and based on a percentage of consumer prices for digital formats. In international markets, these rates are determined by multi-year collective bargaining agreements and rate tribunals.
Throughout the world, performance royalties are collected by publishers directly or on behalf of music publishers and songwriters by performance rights organizations and collecting societies. Key performing rights organizations and collecting societies include:
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the ASCAP, the SESAC and the BMI in the United States;

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the Mechanical-Copyright Protection Society and the Performing Right Society in the United Kingdom;

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the German Copyright Society in Germany; and

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the Japanese Society for Rights of Authors, Composers and Publishers in Japan.

The societies pay a percentage (which is set in each country) of the performance royalties to the copyright owner(s) or administrators (i.e., the publisher(s)), and a percentage directly to the songwriter(s), of the composition. Thus, the publisher generally retains the performance royalties it receives other than any amounts attributable to co-publishers.
Composers’ and Lyricists’ Contracts
Reservoir derives its rights through contracts with composers, lyricists (songwriters) or their heirs and with third-party music publishers. In some instances, those contracts grant either 100% or some lesser percentage of copyright ownership in musical compositions and/or administration rights. In other instances, those contracts only convey to Reservoir rights to administer musical compositions for a period of time without conveying a copyright ownership interest. Our contracts grant us exclusive use rights in the jurisdictions concerned excepting any pre-existing arrangements. Many of our contracts grant us rights on a global basis. Reservoir customarily possesses administration rights for every musical composition created by the writer or composer during the exclusive acquisition term of the contract.
While the duration of the administration rights under contracts may vary, some of our contracts grant us ownership and/or administration rights for the duration of copyright. See “— Intellectual Property — Copyrights.” U.S. copyright law permits authors or their estates to terminate an assignment or license of copyright (for the United States only) after a set period of time. See “Risk Factors — Risks Related to Intellectual Property and Data Security — Reservoir faces a potential loss of catalog to the extent that its recording artists have a right to recapture rights in their recordings under the U.S. Copyright Act.”
Recorded Music
Our Recorded Music business consists of three types of sound recording rights ownership. The first type is the active marketing, promotion, distribution, sale and licensing of newly created frontline sound recordings from current artists. The second type is the active marketing, promotion, distribution, sale and licensing of previously recorded and subsequently acquired catalog recordings. The third type is the acquisition of full or partial interests in existing record labels, sound recording catalogs or income rights to a royalty stream associated with an established recording artist or producer. Acquisition of these income participation interests is typically in connection with recordings that are owned, controlled and marketed by the major record labels.
Our frontline and catalog Recorded Music businesses are primarily handled by our Chrysalis Records team in London. In the United States, we manage some select catalogs of recorded music under our Philly Groove Records and Reservoir Records labels.
Our frontline and catalog Recorded Music distribution is handled by a network of distribution partners. Chrysalis Records catalog releases are distributed through AWAL, while our Chrysalis Records frontline releases are distributed through PIAS. Both of these distributors market, distribute and sell products of independent labels and artists to digital music services, retail and wholesale distributors and various distribution centers and ventures operating internationally. AWAL and PIAS use select physical product distributors to sell our CDs and vinyl, such as Alliance in Europe and Amped in the United States. We also distribute select recordings and video products directly to digital music services through licenses we secure via our membership with Merlin. Merlin is one of the top global digital rights agencies in the world negotiating licenses on behalf of many independent record labels, distributors and other music rightsholders.
Through our distribution network, our music is being sold in physical retail outlets, as well as via online retailers, such as amazon.com, and distributed in digital form to an ever expanding universe of digital partners including streaming services such as Amazon, Apple, Deezer, SoundCloud, Spotify, Tencent Music Entertainment Group and YouTube, radio services such as iHeart Radio and SiriusXM, and download services. We also license music digitally to fitness platforms such as Apple Fitness+, Equinox, Hydrow and Peloton, as well as to social media outlets such as Facebook, Instagram, TikTok and Triller.

A&R
Our staff has years of experience in identifying and contracting with recording artists who become commercially successful. Our ability to select recording artists who are likely to be successful is a key element of our frontline Recorded Music business strategy that targets recording artists who will achieve national, regional and international success. The frontline Recorded Music business line was launched in 2019 through the announcement that we would relaunch Chrysalis Records as an active frontline record label signing and developing new talent. Our first frontline release went on to receive critical acclaim, a Mercury Award shortlist nomination and a Grammy nomination.
Many of our catalog artists continue to appeal to audiences long after they cease releasing new music. We have an efficient process for sustaining sales across our catalog releases. We maximize the value of our catalog of recorded music through new marketing initiatives and we use our catalog as a source of material for re-releases, compilations, box sets and special package releases, which provide consumers with incremental exposure to familiar music and recording artists.
Recording Artists’ Contracts
Our recording artists’ contracts define the commercial relationship between our recording artists and our record labels. We negotiate recording contracts with recording artists that define our rights to use the recording artists’ music. For recordings that we acquire as part of a catalog acquisition, we do not have the ability to negotiate these recording artists’ contracts and, as a result, we step into the position of the previous catalog owner. In accordance with the terms of the recording artists’ contracts, the recording artists receive royalties based on sales and other uses of their music. We customarily provide up-front payments to recording artists, called advances, which are recoupable by us from future royalties otherwise payable to such recording artists. We also typically pay costs associated with the recording and production of any new music, as well as costs associated with marketing and video production, which are typically treated as advances recoupable by us from future royalties.
Our frontline recording artists’ contracts generally provide for more favorable terms to the recording artist, entitling us to a set amount of albums and an exclusive license to exploit those albums for a fixed period of time. In contrast, our catalog recording artists’ contracts typically grant us ownership for the duration of copyright. See “— Intellectual Property — Copyrights.” U.S. copyright law permits authors or their estates to terminate an assignment or license of copyright (for the United States only) after a set period of time. See “Risk Factors — Risks Related to Intellectual Property and Data Security — Reservoir faces a potential loss of catalog to the extent that its recording artists have a right to recapture rights in their recordings under the U.S. Copyright.”
Marketing and Promotion
Our approach to marketing and promoting our recording artists and their music is comprehensive. Our goal is to maximize the likelihood of success for new releases as well as to further the success of catalog releases. We seek to increase the value of music and help our recording artists connect with their fans. The marketing and promotion of recorded music is carefully coordinated to create the greatest sales momentum while maintaining financial discipline. We have significant experience in our marketing and promotion departments, which we believe allows us to achieve an optimal balance between our marketing expenditure and the sale of our recordings. We use a budget-based approach to plan marketing and promotions, and we monitor all expenditures related to each release to ensure compliance with the agreed-upon budget. These planning processes are regularly evaluated based on updated sales reports, streaming service data and, to the extent applicable, radio airplay data, so that a promotion plan can be quickly adjusted if necessary.
Manufacturing, Packaging and Physical Distribution
We have arrangements with various suppliers and distributors as part of our manufacturing, packaging and physical distribution services throughout the world. We believe that our manufacturing, packaging and physical distribution arrangements are sufficient to meet our business needs.

Sales and Digital Distribution
We generate revenues from the new releases of frontline artists and our catalog of recordings. In addition, we actively repackage music from our catalog to form new products. Our revenues are generated in digital formats, including streaming and downloads, CD format, as well as through historical formats, such as vinyl albums.
In connection with the digital distribution of our music, we currently partner with a broad range of digital music services, such as Amazon, Apple, Deezer, Spotify, YouTube and Google, and are actively seeking to develop and grow our digital business. We also sell traditional physical formats through both the online distribution arms of traditional retailers, such as fye.com and walmart.com, and traditional online physical retailers, such as amazon.com. Streaming services stream our music on an ad-supported or paid subscription basis. In addition, downloading services download our music on a per-album or per-track basis. In digital formats, per-unit costs relate directly to physical products, such as manufacturing, distribution, inventory, and return costs do not apply. While there are some digital-specific variable costs and infrastructure investments needed to produce, market and license digital products, it is reasonable to expect that we will generally derive a higher contribution margin from streaming and downloads than from physical sales. We sell our physical recorded music products through a variety of different retail and wholesale outlets including music specialty stores, general entertainment specialty stores, supermarkets, mass merchants and discounters, independent retailers and other traditional retailers. Although some of our retailers are specialized, many of our customers offer a substantial range of products other than music.
Most of our physical sales represent purchases by a wholesale or retail distributor. Our sale and return policies are in accordance with wholesale and retail distributor’s requirements, applicable laws and regulations, jurisdictional and customer-specific negotiations and industry practice.
We or our distributor will enter into license agreements with digital music services to make our music available for access in digital formats (e.g., streaming and downloads). We then provide digital assets for our music to these services in an accessible form. License agreements with these services establish our fees for the distribution of our music, which vary based on the service. We typically receive accounting from these services on a monthly basis, detailing the distribution activity, with payments rendered on a monthly basis. Since the emergence of digital formats, our business has become less seasonal in nature.
Our Recording Artist and Songwriter Value Proposition
Our success is a function of attracting exceptional talent and helping them build long and lucrative careers. In an environment where music entertainment companies often fiercely compete to sign recording artists and songwriters, our ability to differentiate our core capabilities is crucial. We are constantly strengthening our skill sets, as well as evolving and expanding the comprehensive suite of services we provide. Our goal is not to be the biggest music entertainment company, but the best.
In the digital world, consumers have more than 50 million tracks at their fingertips, growing at a rate of approximately 40,000 songs per day. The sheer volume of music being released on digital music services is making it harder for recording artists and songwriters to stand out and get noticed. Consequently, music that is fresh and original is currently what resonates most strongly on digital music services. We believe our Recorded Music and Music Publishing businesses remain not just relevant but essential to the booming music entertainment economy. Our proven ability to cut through the noise is more necessary and valuable than ever.
Below is an overview of the many creative and commercial services we provide to our recording artists and songwriters. Our interests are aligned with theirs. By creating value for our recording artists and songwriters, we create value for ourselves. This philosophy drives our current momentum, and we believe it will continue to propel our business into the future.
Welcoming Talent
We offer recording artists and songwriters numerous pathways into our ecosystem. Whether it is an up-and-coming songwriter making music in his or her bedroom, a superstar artist selling out stadiums or an icon looking to curate a legacy, we offer tailored support and resources.

We are not just searching for immediate hits. We scout and sign talent with the market potential for longevity and lasting impact. As a result, we are constantly investing in new music every year without reducing our commitment to each recording artist and songwriter. It is that focus, patience and passion that has built and sustained the reputation that perpetuates our cycle of success.
Creative Partnership
Our A&R executives both champion and challenge the talent they sign, empowering them to realize their visions and evolve over time. Our longstanding relationships within the creative community also provide our recording artists and songwriters with a wide network of collaborators, which is a vital part of helping them to realize their best work. We provide the investment that gives our recording artists and songwriters the requisite time and space to experiment and flourish. This includes access to a multitude of songwriters’ rooms and recording studios around the globe with more to come.
Marketing and Promotion
We are experts in the art of amplification, with proven specialties in every aspect of marketing and promotion. From every meaningful digital music service and social media network to radio, press, film, television and retail, we are plugged into the most influential people and platforms for music entertainment. At the same time, by combining our collective experience with billions of transactions each and every week, we gather the insights needed to make meaningful commercial decisions grounded in data-based discipline. Most importantly, we quickly adapt to changes in how music is consumed to maximize the opportunities for our recording artists and songwriters. For example, we quickly honed our expertise in securing placement on playlists and other valuable positioning on digital music services.
Global Reach and Local Expertise
As of March 31, 2021, we employed approximately 70 persons worldwide, including temporary and part-time employees as well as employees that were added through acquisitions. This team is distributed across our offices from Los Angeles to Abu Dhabi and operates cohesively as a global team. The small size of our team allows us to be nimble and the geographic distribution enables us to look at music through a culturally relevant lens as required by different regions.
A Broad Universe of Opportunity
Albums, singles, videos and songs are still the primary drivers for our business. But as the demand for music has grown, music has been woven into the fabric of our daily lives in new and increasingly sophisticated ways. It is our job to help our recording artists and songwriters capitalize on this expanding universe.
In our Recorded Music business, beyond digital and physical revenue streams, we provide a wide array of artist services, including merchandise and e-commerce. In our Music Publishing business, we take an active role in expanding the consumption of music, through performance, digital, mechanical, synchronization and the original music publishing revenue stream, sheet music.
The centralization of our technology capabilities and data insights has resulted in increased transparency of our royalty reporting to our recording artists and songwriters. We defend and protect our recording artists’ and songwriters’ creative output by remaining vigilant in the collection of different types of royalties around the world and defending against illegitimate and illegal uses of our owned and controlled copyrights.
Representative Sample of Recording Artists and Songwriters
Our Recorded Music business includes music from:
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Legacy acts, such as Sinéad O’Connor, Billy Idol (Generation X), The Specials, The Delfonics, The Waterboys and Vladimir Horowitz

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Contemporary talent, including Laura Marling, Liz Phair and William The Conqueror

Our Music Publishing business includes musical compositions by:

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Global superstars Migos, 2 Chainz, A Boogie Wit Da Hoodie, Young Thug, Ben Harper, Twysted Genius, David Guetta, Rascal Flatts, and Scott Stapp

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Internationally renowned music icons, including John Denver, Sheryl Crow, Nick Drake, a-ha, Billy Strayhorn, Hoagy Carmichael and Big & Rich

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Award-winning hitmakers, such as Ali Tamposi, Jamie Hartman, James Fauntleroy, Lauren Christy, Nitin Sawhney, and The Orphanage

Competition
We believe Reservoir is a competitive player in the recorded music and music publishing industries because of its strong reputation among creators and content owners and its value enhancement capabilities. In addition to competing against the major music companies, we also compete against other independent music companies, of which there are many. To a lesser extent, we compete with other uses of disposable consumer income for media and entertainment, however much of these alternatives present an opportunity for monetization for our business (e.g., television, motion pictures, and video games — all of which contain and license music).
The recorded music industry is highly competitive and subject to changing consumer preferences. The recorded music business requires ongoing discovery, development and marketing of new recording artists who achieve widespread popularity and commercial success. In 2020, the three largest recorded music companies — Universal Music Group, Sony Music Entertainment and Warner Music Group — accounted for approximately 70% of the global recorded music revenues, according to public company filings and Goldman Sachs Global Investment Research. Outside of these three companies, the landscape is highly fragmented with numerous players that collectively accounted for approximately 30% of the global recorded music market in 2020.
The music publishing industry is also highly competitive and dominated by three major players. According to Music & Copyright, Sony/ATV, Universal Music Publishing and Warner Music Group accounted for 61% of the global music publishing revenues in 2020. As in the recorded music industry, there are many smaller players that collectively accounted for the remaining 39% of the global music publishing revenues in 2020. These players also include individual songwriters who self-publish their work.
Intellectual Property
Copyrights
Our business, like that of other companies involved in the music entertainment industry, rests on our ability to maintain rights in sound recordings and musical compositions through copyright protection. In the United States, copyright protection for works created as “works made for hire” (e.g., works of employees or certain specially commissioned works) on or after January 1, 1978 generally lasts for 95 years from first publication or 120 years from creation, whichever expires first. The period of copyright protection for works created on or after January 1, 1978 that are not “works made for hire” lasts for the life of the author plus 70 years. Works created and published or registered in the United States prior to January 1, 1978 generally enjoy copyright protection for 95 years, subject to compliance with certain statutory provisions including notice and renewal. Additionally, the MMA extended federal copyright protection in the United States to sound recordings created prior to February 15, 1972. The duration of copyright protection for such sound recordings varies based on the year of publication, with all such sound recordings receiving copyright protection for at least 95 years, and sound recordings published between January 1, 1957 and February 15, 1972 receiving copyright protection until February 15, 2067. The term of copyright in the European Union for musical compositions in all member states lasts for the life of the author plus 70 years.
In the European Union, the term of copyright for sound recordings lasts for 70 years from the date of release in respect of sound recordings that were still in copyright on November 1, 2013 and for 50 years from date of release in respect of sound recordings the copyright in which had expired by that date. The European Union also harmonized the copyright term for joint musical works. In the case of a musical composition with words that is protected by copyright on or after November 1, 2013, the member states of the European Union are required to calculate the life of the author plus 70 years term from the date of death of the last surviving author of the lyrics and the composer of the musical composition, provided that both contributions were specifically created for the musical composition.

We are largely dependent on legislation in each jurisdiction in which we operate to protect our rights against unauthorized reproduction, distribution, public performance or rental. In all jurisdictions where we operate, our intellectual property receives some degree of copyright protection, although the extent of effective protection varies widely. In a number of developing countries, the protection of copyright remains inadequate.
Technological changes have focused attention on the need for new legislation that will adequately protect the rights of producers. We actively lobby in favor of industry efforts to increase copyright protection and support the efforts of organizations, such as the Recording Industry Association of America, the IFPI, the National Music Publishers’ Association, the International Confederation of Music Publishers and the World Intellectual Property Organization.
In the United States, rates for some copyright royalties are set and regularly reviewed by the CRB, a three-judge panel that functions as an independent unit within the Library of Congress. During the most recent review by the CRB of phonorecord royalties for the period from 2018 through 2022, the CRB recommended an increase of 44% in the mechanical streaming royalty rate paid to publishers by the digital services. There was an appeal by some of the digital streaming services (Amazon, Google, Pandora, Spotify) but not all of them (Apple did not appeal). The rate increase is currently under review and in a remand process. The next reply briefs are due by July 2, 2021, after which time the CRB judges may decide, in their discretion, whether to request additional briefing, oral argument and/or live testimony. The final rate determination is expected to follow later in 2021. In the interim, the phonorecord streaming rate set prior to 2018 remains in place. We have not accrued any revenues related to this rate increase by the CRB.
Trademarks
We consider our trademarks to be valuable assets to our business. Although we cannot assure you that any future trademark applications, even for major trademarks, will register, we endeavor to register our major trademarks in those countries where we believe the protection of such trademarks is important for our business. Our major trademarks include the “Reservoir” name and circular “R” logo with blue stripe. We also use certain trademarks, including those of certain subsidiaries, pursuant to perpetual license agreements. We actively monitor and protect against activities that might infringe, dilute or otherwise harm our trademarks. However, the actions we take to protect our trademarks may not be adequate to prevent third parties from infringing, diluting or otherwise harming our trademarks, and the laws of foreign countries may not protect our trademark rights to the same extent as do the laws of the United States.
Joint Ventures
We have entered into various contractual joint venture arrangements pursuant to which we or certain of our subsidiaries jointly acquire publishing, administration, recording, songwriting and related rights and interests with third parties. These contractual joint venture arrangements differ from a traditional joint venture arrangement in that we typically do not form a new standalone special purpose vehicle to enter into such arrangement or hold any such assets.
Employees
As of March 31, 2021, we employed approximately 70 persons worldwide, including temporary and part-time employees as well as employees that were added through acquisitions. As of March 31, 2021, none of our employees in the United States were subject to a collective bargaining agreement, although certain employees in our non-domestic companies were covered by national labor agreements. We believe that our relationship with our employees is good.
Corporate Information
Reservoir and Reservoir Media Management are both Delaware corporations. Our principal executive offices are located at 75 Varick Street, 9th Floor, New York, New York 10013, and our telephone number is (212) 675-0541. Our website is www.reservoir-media.com. Information on, or accessible through, our website, or any other website accessible through our website, is not incorporated by reference into, and does not form a part of, this proxy statement and is intended to be inactive textual reference only.

MANAGEMENT OF RESERVOIR
Overview of Executive Officers and Directors
As of the date of this proxy statement, Reservoir’s executive officers and directors are as follows:
Name	Age	Position
Golnar Khosrowshahi	49	Chief Executive Officer and Director
Rell Lafargue	49	President, Chief Operating Officer and Director
Stephen M. Cook	45	Director
Ali Hedayat	46	Director
Joel Herold	47	Director
David Spivak	53	Director
Ryan P. Taylor	45	Director
See “Management of the Combined Company — Overview of Executive Officers and Directors” for biographical information concerning Reservoir’s executive officers and directors who are expected to become the executive offices and directors of the Combined Company.
The biographical information for Mr. Hedayat, Mr. Herold and Mr. Spivak is set forth below.
Ali Hedayat, 46, has served as a member of the board of directors of Reservoir since April 2019. Mr. Hedayat is the founder and has been the managing director of Maryana Capital, a financial firm in Toronto, Ontario, Canada, since 2015. He has also served as the co-portfolio manager of the Asteya Funds since 2018. Previously, Mr. Hedayat co-founded Indus Capital, a capital fund in London, where he was a partner and co-Chief Investment Officer of the Indus Markor Fund from May 2013 until March 2015. He also co-founded and worked at Edoma Capital from 2010 until December 2012. Mr. Hedayat worked at Goldman Sachs from 1997 to 2008, starting his career as a research analyst before joining the Risk Arbitrage / Principal Strategies group in 1999, where he was made a Managing Director in 2005 and the Co-Head of the US business in 2008. During that time, Mr. Hedayat was instrumental in the consolidation of the Ukrainian cable television industry under Volia Cable, culminating in a significant exit transaction with Providence Equity in 2008. Since 2016, Mr. Hedayat has served on the board of directors of Restaurant Brands International Inc., one of the world’s leading quick service franchisors, where he chairs the audit committee. He also currently serves on the board of directors of DRI Healthcare Trust, a leading listed investor in pharmaceutical royalties. Mr. Hedayat’s prior public company board experience includes serving on the board of directors of Crius Energy, a leading energy retailer in the United States, from May 2018 until July 2019. He also served on the board of directors of US Geothermal, Inc., a leading geothermal plant developer and operator in the United States, from February 2017 until April 2018. Mr. Hedayat has served on numerous charity boards and is an advisory board member of the McGill university faculty of commerce, from which he graduated with a joint honors degree in finance and economics.
Joel Herold, 47, has served as a member of the board of directors of Reservoir since April 2019. Mr. Herold has served as the Chief Legal Officer of Reservoir Media Management and DRI Capital, Inc. since January 2018. Prior to joining Reservoir Media Management and DRI Capital, Inc., Mr. Herold was a partner at the law firm of Cravath, Swaine & Moore LLP and was with the firm for nearly 20 years, where he focused on corporate transactional work. In addition to serving on the board of directors of Reservoir, Mr. Herold is a member of the independent boards of two subsidiaries of DRI Healthcare Trust, a publicly listed company managed by DRI Capital, Inc. Mr. Herold received a B.A. from the College of William & Mary in 1995 and a J.D. from The George Washington University Law School in 1998.
David Spivak, 53, has served as a member of the board of directors of Reservoir since April 2019. Since 2018, Mr. Spivak has served as the Group Chief Financial Officer and Senior Vice President, Corporate Development of Persis Holdings Ltd. From 2016 to 2018, Mr. Spivak served as the Chief Financial Officer of Seaspan Corporation and, between 2012 and 2016, he was the Founder and President of Brockstreet Consulting. From 1995 to 2012, Mr. Spivak worked at Citigroup as an investment banker in their Toronto and New York offices. He held a variety of positions at Citigroup, including Managing Director in the

Investment Banking and US Equity Capital Markets Groups and Canadian Head of Global Capital Structuring. Earlier in his career, Mr. Spivak worked at Coopers & Lybrand in the Financial Advisory Services Group. He is a Certified Public Accountant (inactive) and currently serves as a member of the board of directors of Höegh LNG Partners LP. Mr. Spivak holds a Bachelor of Commerce (Honours) with Distinction from the University of Manitoba and an MBA with High Honors from the University of Chicago.
Compensation of Executive Officers and Directors
Introduction
As an emerging growth company, Reservoir has opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The discussion below sets forth the material components of the executive compensation program for Reservoir’s executive officers who were Reservoir’s “named executive officers” and are expected to be “named executive officers” of the Combined Company following the consummation of the Business Combination. Ms. Golnar Khosrowshahi and Mr. Rell Lafargue were Reservoir’s “named executive officers” for the year ended March 31, 2021.
Summary Compensation Table
The following table sets forth compensation that Reservoir’s principal executive officer and the next highest paid executive officer (together, the “NEOs”) earned during the year ended March 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)	Total ($)
Golnar Khosrowshahi Chief Executive Officer	2021	370,000	—	200,000	—	570,000
Rell Lafargue President and Chief Operating Officer	2021	367,889	—	1,408,918	—	1,776,807

(1)
Represents cash amounts earned based on performance for the fiscal year.

Narrative to Summary Compensation Table
Employment Agreements
Golnar Khosrowshahi
On April 1, 2021, Ms. Khosrowshahi entered into an employment agreement (the “Khosrowshahi Employment Agreement”) with Reservoir Media Management, to serve as the Chief Executive Officer for a term beginning on April 1, 2021 through April 1, 2024, which will automatically be extended for successive two-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the Khosrowshahi Employment Agreement. Under the Khosrowshahi Employment Agreement, Ms. Khosrowshahi’s annual base salary is $400,000 and she will be eligible to receive a target annual bonus equal to 50% of her then current base salary based on the attainment of certain company revenue targets and qualitative measures, as determined by the board of directors of Reservoir in consultation with Ms. Khosrowshahi. In addition, as soon as practicable after April 1, 2021, she is entitled to a long-term equity award with a grant date fair value of $3,680,000 (equal to $920,000 per year for four years). The Khosrowshahi Employment Agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances. See “— Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits.
Ms. Khosrowshahi is subject to certain post-termination restrictive covenants under the Khosrowshahi Employment Agreement, including 12-month non-competition, 12-month non-solicitation of employees,

perpetual mutual non-disparagement and perpetual confidentiality covenants. The Khosrowshahi Employment Agreement may be assigned to Reservoir in connection with the Business Combination.
Rell Lafargue
On April 1, 2020, Mr. Lafargue entered into an employment agreement (the “Prior Lafargue Employment Agreement”) with Reservoir Media Management to serve as the President and Chief Operating Officer for a term beginning on April 1, 2020 through April 1, 2023, which would automatically extend for additional two-year periods, unless either party provided written notice to the other party at least 180 days prior to the expiration of the term of its intend not to extend the Prior Lafargue Employment Agreement. Under the Prior Lafargue Employment Agreement, Mr. Lafargue’s annual base salary was $367,890, subject to certain increases in each subsequent year during the employment term through April 2024. In addition, Mr. Lafargue was eligible to receive a target annual bonus equal to 20% of his then current base salary and an additional cash bonus based on EBITDA performance.
On April 1, 2021, Mr. Lafargue entered into an amended and restated employment agreement (the “Current Lafargue Employment Agreement”) with Reservoir Media Management, pursuant to which Mr. Lafargue would continue to serve as the President and Chief Operating Officer for a term beginning on April 1, 2021 through April 1, 2024, which automatically extends for additional two-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intend not to extent the Current Lafargue Employment Agreement. Under the Current Lafargue Employment Agreement, Mr. Lafargue’s annual base salary increased to $370,000, which is subject to an additional 2.5% increase (or such greater amount as determined by the Chief Executive Officer) on April 1, 2022 and on each subsequent anniversary during the employment term. In addition, Mr. Lafargue’s target annual bonus was decreased to 10% of his then current base salary, and Mr. Lafargue is entitled to an additional cash bonus equal to 3.5% of EBITDA for each fiscal year during the employment term (the “Lafargue Annual EBITDA Bonus”). To the extent the Lafargue Annual EBITDA Bonus exceeds $500,000, such excess may be paid in cash or equity in the form of restricted stock (the “Lafargue Additional Awards”). The Lafargue Additional Awards vest equally over two years (unless terminated earlier by Reservoir Media Management without “cause,” by Mr. Lafargue for “good reason” or due to disability or death, in which case 50% will vest on the earlier of the first and second anniversary of (A) the date on which Mr. Lafargue receives the cash portion of the Lafargue Annual EBITDA Bonus, and (ii) the grant date of the restricted stock. With respect to the year ended March 31, 2021, Mr. Lafargue is entitled to receive a cash payment for the Lafargue Annual EBITDA Bonus equal to (i) $496,193, plus an amount equal to one-third of the amount equal to the Lafargue Annual EBITDA Bonus for the year ended March 31, 2021, payable on May 21, 2021, (ii) an additional cash payment of $500,000 payable in July 2021 and (iii) a grant of equity or equity-based awards in the form of restricted stock with a fair value equal to the amount which would be owed for the remaining two-thirds of the Lafargue Annual EBITDA Bonus for the year ended March 31, 2021 in May 2021 in the form of restricted stock that vests over two years.
The Current Lafargue Employment Agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances. See “— Potential Payments upon Termination of Employment or Change in Control” for a description of such severance benefits.
Mr. Lafargue is subject to certain post-termination restrictive covenants under the Current Lafargue Employment Agreement, including 6-month non-solicitation of employees, perpetual non-disparagement and perpetual confidentiality covenants. The Current Lafargue Employment Agreement may be assigned to Reservoir in connection with the Business Combination.
Jim Heindlmeyer
On January 14, 2020, Mr. Heindlmeyer entered into an employment agreement (the “Prior Heindlmeyer Employment Agreement”) with Reservoir Media Management, pursuant to which he is employed as Executive Vice President, Operations, commencing on January 24, 2020. Under the Prior Heindlmeyer Employment Agreement, Mr. Heindlmeyer’s annual base salary was $240,000 and he was eligible to receive a target annual bonus of 20% of his then current base salary based on attainment of certain criteria designated by the Chief Executive Officer, including, without limitation, company revenue targets and qualitative measures.

Mr. Heindlmeyer was not an executive office for the year ended March 31, 2021 but he is an executive officer for the year ending March 31, 2022.
On April 1, 2021, Mr. Heindlmeyer entered into an amended and restated employment agreement (the “Current Heindlmeyer Employment Agreement”) with Reservoir Media Management, pursuant to which he was promoted to the position of the Chief Financial Officer commencing April 1, 2021. Effective as of April 1, 2021, Mr. Heindlmeyer’s annual base salary increased from $240,000 to $247,200, and his target annual bonus remained the same. Under the Current Heindlmeyer Employment Agreement, Mr. Heindlmeyer is subject to certain post-termination restrictive covenants, including perpetual mutual non-disparagement and confidentiality covenants.
Equity Awards Outstanding as of March 31, 2021
The following table sets forth the number of unexercised options held by the NEOs as of March 31, 2021.
		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Golnar Khosrowshahi	May 1, 2019	862.50	937.50	1,000	May 1, 2029
Rell Lafargue	May 1, 2019	862.50	937.50	1,000	May 1, 2029

(1)
These options vest over a four-year period as follows: 25% vest on the first anniversary of the grant date and the remaining 75% vest in 36 equal monthly installments thereafter, in each case, subject to the NEO’s continued service as an active, full-time employee of Reservoir or one of its subsidiaries through the applicable vesting date. All options will fully vest in connection with the Business Combination.

Potential Payments Upon Termination of Employment or Change in Control
The discussion below sets forth a summary of the severance payments and benefits that Ms. Khosrowshahi and Mr. Lafargue would receive upon a termination without “cause” or resignation for “good reason.” Mr. Heindlmeyer is not entitled to any severance benefits under the Current Heindlmeyer Employment Agreement. None of the NEOs is entitled to any additional severance payments or benefits upon his or her death, disability or a non-renewal of the contract, or upon a change in control absent a termination of employment. None of the NEOs is entitled to any enhanced change in control severance payments or benefits.
Golnar Khosrowshahi
Pursuant to the Khosrowshahi Employment Agreement, upon a termination of employment for any reason (other than for “cause”), Ms. Khosrowshahi will be entitled to receive her accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination. In addition, upon a termination of employment by Reservoir Media Management without “cause” or Ms. Khosrowshahi’s resignation for “good reason,” subject to her execution of a mutual general release of claims, Ms. Khosrowshahi will be eligible to receive (i) a prorated annual bonus for the year of termination and (ii) a lump sum payment equal to the sum of her base salary at the rate in effect at the time of termination and target bonus as if she continued to remain employed for the balance of her then-current employment term or, if greater, two times the sum of her base salary and target bonus.
For purposes of the Khosrowshahi Employment Agreement, “cause” generally means willful fraud, misappropriation, embezzlement or any other act of misconduct which is demonstrably and materially injurious to Reservoir taken as a whole, or material failure to comply with a material provision of the Khosrowshahi Employment Agreement, which results in material harm to Reservoir taken as a whole.

Ms. Khosrowshahi would not be deemed to have been terminated for “cause” unless and until there shall have been delivered to her a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the board of directors of Reservoir at a meeting of the board of directors of Reservoir called and held for the purpose of making a determination of whether “cause” for termination exists (after reasonable notice to Ms. Khosrowshahi and an opportunity for cure (to the extent curable) and an opportunity for her (and her counsel) to be heard before the board of directors of Reservoir), finding that in the good faith opinion of the board of directors of Reservoir, she is guilty of misconduct as set forth above and specifying the particulars thereof in detail.
For purposes of the Khosrowshahi Employment Agreement, “good reason” generally means, without Ms. Khosrowshahi’s consent, (i) a reduction in base salary, (ii) a reduction in bonus opportunity, (iii) any failure by Reservoir to pay or provide any material compensation, (iv) any material diminution of the duties, responsibilities, authority, positions or titles, (v) Reservoir’s requiring Ms. Khosrowshahi to be based at any location more than a 30 mile radius from her current work location that increases her commute (it being understood that temporary relocations on account of disaster or other disruption shall not constitute “good reason” as long as she is permitted to work remotely or (vi) any material breach by Reservoir of any material term or provision of the Khosrowshahi Employment Agreement; provided, however, that none of the events described in the foregoing clauses shall constitute “good reason” unless Ms. Khosrowshahi has notified Reservoir in writing describing the events that constitute “good reason” within 90 calendar days following the first occurrence of such events and then only if Reservoir fails to cure such events within 30 calendar days after Reservoir’s receipt of such written notice, and she will have terminated her employment with Reservoir within sixty (60) calendar days following the expiration of such cure period.
Rell Lafargue
Under the Prior Lafargue Employment Agreement, upon a termination by Reservoir Media Management without “cause” or Mr. Lafargue’s resignation for “good reason,” subject to his execution of a general release of claims, Mr. Lafargue was eligible to receive continued payment of his then current base salary for the balance of the term and prorated annual bonus for the year of termination (the “Base Salary Continuation”).
Effective as of April 1, 2021, Mr. Lafargue’s severance benefits were revised pursuant to the Current Lafargue Employment Agreement, such that upon a termination of employment by Reservoir Media Management without “cause” or Mr. Lafargue’s resignation for “good reason,” subject to his execution of a general release of claims, Mr. Lafargue will be eligible to receive (i) the Base Salary Continuation described above under the Prior Lafargue Employment Agreement, (ii) payment by Reservoir Media Management of the employer-portion of his medical premiums for twelve months, (iii) prorated Lafargue Annual EBITDA Bonus for the year of termination (and full vesting of any equity granted pursuant to the prorated Lafargue Annual EBITDA Bonus), (iv) the unpaid cash portion of the prior year’s Lafargue Annual EBITDA Bonus and full vesting of any equity outstanding pursuant to a prior year Lafargue Annual EBITDA Bonus, and (v) prorated target annual bonus. In addition to the foregoing severance benefits, upon a termination of employment for any reason (other than for “cause”), Mr. Lafargue will be entitled to receive his accrued but unpaid (i) base salary, (ii) benefits under any employee benefit plans, programs or arrangements (other than severance plans, programs or arrangements), (iii) vacation or sick day pay and (iv) business expenses eligible for reimbursement, in each case, through the date of termination.
For purposes of the Current Lafargue Employment Agreement, “cause” generally means any one of the following as determined by Reservoir in its good faith reasonable discretion: (i) fraud, misappropriation, embezzlement or any other act of misconduct; (ii) conviction of any crime; (iii) uncurable material breach of the Current Lafargue Employment Agreement or any material Reservoir policy (e.g., the Workplace Harassment and Discrimination Policy, Confidentiality Policy, Safe Workplace Policy, Professional Conduct Policy, Travel and Entertainment Expense Policy); (iv) any act that has or may have a materially adverse effect on Reservoir’s reputation; (v) repeated failure, inability or neglect to perform the duties and responsibilities of Mr. Lafargue’s position, to perform such duties in a manner acceptable to Reservoir, or to obey a lawful directive of Reservoir; and/or (vi) a good faith determination by Reservoir that the use of drugs or alcohol is interfering with the performance of Mr. Lafargue’s duties. Prior to any termination for “cause” under clauses (iii), (iv) or (v) of the “cause” definition, Reservoir must furnish a written notice generally describing the conduct that is alleged to constitute “cause” and give Mr. Lafargue 30 days from the date of receipt of such notice to cure such conduct, if curable. Such notice shall not be required more than once during the employment term.
For purposes of the Current Lafargue Employment Agreement, “good reason” generally means, without Mr. Lafargue’s consent, (i) a reduction in base salary, (ii) a reduction in bonus opportunity, (iii) any failure by Reservoir to pay or provide any material compensation (other than by reason of clerical error), (iv) any material diminution of the responsibilities, authority, positions or titles or (v) Reservoir requiring Mr. Lafargue to be based at any location more than a 30 mile radius from his current work location that increases his commute (it being understood that temporary relocations on account of disaster or other disruption shall not constitute “good reason” as long as he is permitted to work remotely). Prior to any resignation for “good reason,” Mr. Lafargue must give written notice to Reservoir within 60 calendar days following the first occurrence of such alleged failure and allow Reservoir 30 days in which to cure the deficiency. If Reservoir fails to cure within the 30 day period, he may resign after such 30 day period has expired.
Director Compensation
Reservoir does not have a formal director compensation policy. The members of Reservoir’s board of directors have not received any compensation for their services as directors, other than reimbursement of out-of-pocket expenses.
Compensation of Directors Following the Consummation of the Business Combination
Following the consummation of the Business Combination, we expect that each of our non-employee directors will receive an annual fee for his or her service on the Combined Company’s board of directors, fees for attending meetings of the Combined Company’s board of directors and committees thereof and equity awards for his or her service on the Combined Company’s board of directors. In addition, each director will be reimbursed for out-of-pocket expenses for his or her service on the Combined Company’s board of directors. As of the date of this proxy statement, we are in the process of evaluating the specific terms of the compensation program for the members of the Combined Company’s board of directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
OF OPERATIONS OF RESERVOIR
The following discussion and analysis of Reservoir’s financial condition and results of operations should be read in conjunction with Reservoir’s consolidated financial statements, including the accompanying notes, contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements. Reservoir’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including those set forth under “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in this proxy statement. Unless the context otherwise requires, the terms “we,” “us,” “our” and “Reservoir” refer collectively to Reservoir Holdings, Inc. and its consolidated subsidiaries.
INTRODUCTION
Reservoir was incorporated on April 23, 2019 under the laws of the State of Delaware for the sole purpose of serving as the holding company of Reservoir Media Management. On that date, a reorganization transaction was completed, whereby Reservoir Media Management’s sole stockholder contributed 100% of its equity interests in Reservoir Media Management to Reservoir in exchange for 100% of Reservoir’s common stock, and Reservoir Media Management became a wholly-owned subsidiary of Reservoir. Since Reservoir and Reservoir Media Management were entities under common control, this exchange of common stock resulted in a change in reporting entity with the retrospective combination of Reservoir and Reservoir Media Management for all periods presented as if the combination had been in effect since the inception of common control. As Reservoir had no assets or operations prior to its formation and the reorganization transaction, the historical financial statements of Reservoir Media Management are presented as the historical financial statements of the combined entity.
Reservoir Media Management commenced operations on April 27, 2007, and the activities of Reservoir Media Management are organized into two operating segments: Music Publishing and Recorded Music. Operations of the Music Publishing segment involve the acquisition of interests in music catalogs from which royalties are earned as well as signing songwriters to exclusive agreements which give Reservoir an interest in the future delivery of songs. Operations of the Recorded Music segment involve the discovery and development of recording artists and the marketing, distribution, sale and licensing of the music catalogs.
Reservoir is a holding company that conducts substantially all of its business operations through Reservoir Media Management and Reservoir Media Management’s subsidiaries.
This management’s discussion and analysis of financial condition and results of operations is provided as a supplement to the consolidated financial statements, and the accompanying notes thereto, contained elsewhere in this proxy statement, to help provide an understanding of our financial condition and results of operations. This management’s discussion and analysis of financial condition and results of operations is organized as follows:
•
Business overview.   This section provides a general description of our business, as well as a discussion of factors that we believe are important in understanding our results of operations and comparability and in anticipating future trends.

•
Results of operations.   This section provides an analysis of our results of operations for the fiscal years ended March 31, 2021 and March 31, 2020. This analysis is presented on both a consolidated and segment basis.

•
Liquidity and capital resources.   This section provides an analysis of our cash flows for the fiscal years ended March 31, 2021 and March 31, 2020, as well as a discussion of our liquidity and capital resources as of March 31, 2021. The discussion of our liquidity and capital resources includes recent debt financings and a summary of the key debt covenant compliance measures under our debt agreements.

•
Critical accounting policies.   This section identifies those accounting policies that are considered important to Reservoir’s results of operations and financial condition, require significant judgement and/or involve significant management estimates. Reservoir’s significant accounting policies, including those considered to be critical accounting policies, are summarized in Note 2 to the consolidated financial statements for the fiscal years ended March 31, 2021 and March 31, 2020, in each case, contained elsewhere in this proxy statement.
Use of OIBDA
We evaluate our operating performance based on several factors, including our primary financial measure of operating income (loss) before non-cash depreciation of tangible assets and non-cash amortization of intangible assets (“OIBDA”). We consider OIBDA to be an important indicator of the operational strengths and performance of our businesses and believe this non-GAAP measure provides useful information to investors because it removes the significant impact of amortization from our results of operations. However, a limitation of the use of OIBDA as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our businesses and other non-operating income (loss). Accordingly, OIBDA should be considered in addition to, not as a substitute for, operating income (loss), net income (loss) attributable to Reservoir and other measures of financial performance reported in accordance with GAAP. In addition, our definition of OIBDA may differ from similarly titled measures used by other companies. A reconciliation of consolidated OIBDA to operating income (loss) and net income (loss) attributable to Reservoir is provided in “—Results of Operations.”
BUSINESS OVERVIEW
We are an independent music company operating in music publishing and recorded music. We represent over 130,000 copyrights in our publishing business and over 30,000 master recordings in our recorded music business. Both of our business areas are populated with hit songs dating back to the early 1900s representing an array of artists across genre and geography. We classify our business interests into two fundamental operations: Music Publishing and Recorded Music. A brief description of each of those operations is presented below.
Components of Our Results of Operations
Music Publishing Operations
Music Publishing is an intellectual property business focused on generating revenue from uses of the musical composition itself. In return for promoting, placing, marketing, and administering the creative output of a songwriter, or engaging in those activities for other rightsholders, our Music Publishing business garners a share of the revenues generated from use of the musical compositions.
The operations of our Music Publishing business are conducted principally through Reservoir Media Management, our global music publishing company headquartered in New York City, with operations in multiple countries through various subsidiaries, affiliates, and non-affiliated licensees and sub-publishers. We own or control rights to more than 130,000 musical compositions, including numerous pop hits, American standards, folk songs, and motion picture and theatrical compositions. Assembled over many years, our current award-winning active songwriters exceed 100, while the catalog includes over 5,000 clients representing a diverse range of genres, including pop, rock, jazz, classical, country, R&B, hip-hop, rap, reggae, Latin, folk, blues, symphonic, soul, Broadway, techno, alternative, and gospel.
Music Publishing revenues are derived from five main sources:
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Performance:   the rightsholder receives revenues if the musical composition is performed publicly through broadcast of music on television, radio and cable and in retail locations (e.g., bars and restaurants), live performance at a concert or other venue (e.g., arena concerts and nightclubs), and performance of music in staged theatrical productions;

•
Digital:   the rightsholder receives revenues with respect to musical compositions embodied in recordings distributed in streaming services, download services and other digital music services;

•
Mechanical:   the rightsholder receives revenues with respect to musical compositions embodied in recordings sold in any machine readable format or configuration such as streaming, downloads, vinyl, CDs and DVDs;

•
Synchronization:   the rightsholder receives revenues for the right to use the musical composition in combination with visual images such as in films or television programs, television commercials and video games as well as from other uses such as YouTube and other digital media platforms such as TikTok and Peloton; and

•
Other:   the rightsholder receives revenues for use in sheet music and other uses.

The principal costs associated with our Music Publishing business are as follows:
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Writer royalties and other publishing costs:   the artist and repertoire (“A&R”) costs associated with (i) paying royalties to songwriters, co-publishers, and other copyright holders in connection with income generated from the uses of their works and (ii) signing and developing songwriters; and

•
Administration expenses:   the costs associated with general overhead, and other administrative expenses, as well as selling and marketing.

Recorded Music Operations
Our Recorded Music business consists of three primary areas of sound recording ownership. First is the active marketing, promotion, distribution, sale and licensing of newly created frontline sound recordings from Current Artists that we own and control. This is a new area of focus for Reservoir and does not yet produce significant revenue. The second is the active marketing, promotion, distribution, sale and license of previously recorded and subsequently acquired Catalog recordings. The third is acquisition of full or partial interests in existing record labels, sound recording catalogs, or income rights to a royalty stream associated with an established recording artist or producer contract in connection with existing sound recordings. Acquisition of these income participation interests are typically in connection with recordings that are owned, controlled, and marketed by other record labels.
Our Current Artist and Catalog recorded music businesses are both primarily handled by our Chrysalis Records label based in London. In the United States, we manage some select Catalog recorded music under our Philly Groove Records and Reservoir Records labels. We also own income participation interests in recordings by The Isley Brothers, The Commodores, Wisin and Yandel, and an interest in the Loud Records catalog containing recordings by the Wu Tang Clan. Our core Catalog includes recordings by artists such as Sinéad O’Connor, The Specials, Generation X, and The Waterboys.
Our Current Artist and Catalog recorded music distribution is handled by a network of distribution partners. Chrysalis Records Catalog releases are distributed through AWAL while our Chrysalis Records Current Artist releases are distributed through PIAS. Both of these distributors market, distribute and sell products of independent labels and artists to digital music services, retail and wholesale distributors, and various distribution centers and ventures operating internationally. AWAL and PIAS use select physical product distributors to sell our CDs and vinyl. Such distributors include ADA and Alliance. We also distribute select recordings and video products directly to digital music services through licenses we secure via our membership with MERLIN. MERLIN is one of the top global digital rights agencies in the world negotiating licenses on behalf of many independent record labels, distributors, and other music rights holders.
Through our distribution network, our music is being sold in physical retail outlets as well as in physical form to online physical retailers, such as amazon.com, and distributed in digital form to an expanding universe of digital partners, including streaming services such as Amazon, Apple, Deezer, SoundCloud, Spotify, Tencent Music Entertainment Group and YouTube, radio services such as iHeart Radio and SiriusXM, and download services. We also license music digitally to fitness platforms such as Apple Fitness+, Equinox, Hydrow and Peloton and social media outlets such as Facebook, Instagram, TikTok and Triller.
Recorded Music revenues are derived from four main sources:
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Digital:   the rightsholder receives revenues with respect to streaming and download services;

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Physical:   the rightsholder receives revenues with respect to sales of physical products such as vinyl, CDs and DVDs;

•
Synchronization:   the rightsholder receives royalties or fees for the right to use sound recordings in combination with visual images such as in films or television programs, television commercials and video games; and

•
Neighboring Rights:   the rightsholder also receives royalties if sound recordings are performed publicly through broadcast of music on television, radio, and cable, and in public spaces such as shops, workplaces, restaurants, bars and clubs.

The principal costs associated with our Recorded Music business are as follows:
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Artist royalties and other recorded costs:   the A&R costs associated with (i) paying royalties to recording artists, producers, songwriters, other copyright holders and trade unions, (ii) signing and developing recording artists and (iii) creating master recordings in the studio; and product costs to manufacture, package and distribute products to wholesale and retail distribution outlets; and

•
Administration expenses:   the costs associated with general overhead and other administrative expenses as well as the costs associated with the promotion and marketing of recording artists and music, including costs to produce music videos for promotional purposes and artist tour support.

Business Combination
On April 14. 2021, Reservoir entered into a definitive merger agreement with ROCC, a publicly traded special purpose acquisition company with $115 million in the Trust Account. The transaction will be funded by a combination of ROCC’s cash held in the Trust Account (after any redemptions by its public stockholders in connection with consummation of the Business Combination), a full equity roll-over from existing Reservoir’s stockholders and proceeds from the PIPE Investment in the amount of $150 million of ROCC Common Stock at $10.00 per share that is expected to close concurrently with the consummation of the Business Combination. The board of directors of Reservoir and the ROCC Board have unanimously approved the Business Combination. The Business Combination will require the approval of the ROCC’s stockholders and is subject to other customary closing conditions. The Business Combination is expected to close in the third calendar quarter of 2021 and will be accounted for as a reverse recapitalization, with Reservoir determined to be the accounting acquirer.
COVID-19 Pandemic
In January 2020, a new strain of coronavirus, COVID-19, was identified in Wuhan, China. On March 11, 2020, the World Health Organization declared a global pandemic. The global pandemic and governmental responses thereto have disrupted physical and manufacturing supply chains and required the closures of physical retailers. Additionally, stay-at-home orders, limited indoor and outdoor gatherings and other restrictions have negatively affected our business in other ways, such as, making it impossible to hold live concert tours, delaying the release of new recordings and disrupting the production and release of motion pictures and television programs. However, the disruption from the COVID-19 pandemic may have accelerated growth of other revenue streams such as fitness and interactive gaming (including augmented reality and virtual reality).
Government-imposed restrictions and general behavioral changes in response to the COVID-19 pandemic adversely affected our results of operations for the fiscal year ended March 31, 2021. This included performance revenue generated from retail, restaurants, bars, gyms and live shows, synchronization revenue, and the release schedule of physical products. This also included reduced expenses related to travel and entertainment.
Factors Affecting Results of Operations and Comparability
Investment in Acquisitions and Signings
Throughout Reservoir’s history, we have constantly acquired new assets and subsidiaries and signed new writers and more recently new recording artists. These investing activities have had the largest impact on our growth over time. Reservoir has also invested in its operations to create a platform for the Music

Publishing and Recorded Music segments to scale and grow. The most significant acquisitions of size during the fiscal years ended March 31, 2021 and March 31, 2020, were as follows:
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On June 5, 2019, we acquired 100% of the equity of Blue Raincoat Music Ltd, a UK operating company, which owns 100% of Chrysalis Records Ltd, a UK recorded music company, through a stock purchase agreement, which brought an iconic record label, recorded music platform, and catalog into Reservoir.

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On January 15, 2020, we acquired, through three mainly identical asset purchase agreements, all the music assets of three entities doing business as Hearts Bluff in the United States, which included a diverse catalog of primarily music publishing rights, both writer and publisher share, as well as some recorded music rights, and producer rights.

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On April 13, 2020, we acquired, through an asset purchase agreement, all the music assets of three entities doing business as Shapiro, Bernstein & Co, a century old United States music publishing company, which included a diverse catalog of primarily music publishing rights and some ancillary rights. The investment also included the acquisition, through a share purchase agreement, of Shapiro, Bernstein & Co. Limited, a UK company, which enabled us to take advantage of an at source network of collections across Europe.

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On June 29, 2020, we acquired, through an asset purchase agreement, all the music publishing assets of the estate of Bob Crewe, which included writer share and publisher share of his diverse music catalog.

RESULTS OF OPERATIONS
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Consolidated Results
Income Statement
Our income statement was composed of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Revenues	81,778	63,239	18,539	29%
Costs and expenses:
Cost of revenue	32,992	27,305	5,687	21%
Amortization and depreciation	14,129	8,423	5,706	68%
Administration expenses	14,986	12,033	2,953	25%
Total costs and expenses	62,107	47,761	14,346	30%
Operating Income	19,671	15,477	4,194	27%
Interest expense	(8,972)	(6,463)	(2,509)	39%
(Loss) Gain on foreign exchange	(911)	31	(942)	N/A%
Gain (Loss) on fair value of swaps	2,988	(5,556)	8,544	(154)%
Interest and other income	13	77	(64)	(83)%
Gain on retirement of RMM Issuer debt	—	10,644	(10,644)	N/A%
Income before income taxes	12,790	14,210	(1,420)	(10)%
Income tax expense	2,454	4,199	(1,745)	(42)%
Net income	10,336	10,011	325	3%
Net loss attributable to noncontrolling interests	(47)	47	(94)	N/A%
Net income attributable to Reservoir Holdings Inc.	10,289	10,058	231	2%

Revenues
Our revenues were composed of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Revenue by Type
Performance	$16,515	$13,656	$2,859	21%
Digital	35,028	28,798	6,230	22%
Mechanical	3,050	2,473	577	23%
Synchronization	9,891	6,892	2,999	44%
Other	2,607	2,124	483	23%
Total Music Publishing	67,091	53,942	13,149	24%
Digital	7,603	4,569	3,034	66%
Physical	3,963	1,432	2,531	177%
Synchronization	492	1,385	(893)	(64)%
Neighboring rights	1,537	1,642	(105)	(6)%
Total Recorded Music	13,595	9,028	4,567	51%
Other revenue	1,092	268	824	307%
Total Revenue	$81,778	$63,239	$18,539	29%
Revenue by Geographical Location
U.S. Music Publishing	$34,683	$30,803	$3,880	13%
U.S. Recorded Music	4,892	3,476	1,416	41%
U.S. Other Revenue	1,092	268	824	307%
Total U.S.	40,667	34,547	6,120	18%
International Music Publishing	32,408	23,139	9,269	40%
International Recorded Music	8,703	5,553	3,150	57%
Total International	41,111	28,692	12,419	43%
Total Revenue	$81,778	$63,239	$18,539	29%
Total Revenues
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Total revenues increased by $18,539 thousand, or 29%, to $81,778 thousand for the fiscal year ended March 31, 2021 from $63,239 thousand for the fiscal year ended March 31, 2020. Music Publishing revenues represented 82% and 85% of total revenues for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. Recorded Music revenues represented 17% and 14% of total revenues for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. U.S. and international revenues represented 50% each of total revenues for the fiscal year ended March 31, 2021, and 55% and 45% of total revenues for the fiscal year ended March 31, 2020, respectively.
Total digital revenues increased by $9,264 thousand, or 28%, to $42,631 thousand for the fiscal year ended March 31, 2021 from $33,367 thousand for the fiscal year ended March 31, 2020. Total digital revenues represented 52% and 53% of consolidated revenues for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. The increase in digital revenue as a percentage of consolidated revenue is due to the continued growth in revenue at the music streaming services.

Music Publishing revenues increased by $13,149 thousand, or 24%, to $67,091 thousand for the fiscal year ended March 31, 2021 from $53,942 thousand for the fiscal year ended March 31, 2020. U.S. Music Publishing revenues were $34,683 thousand, or 52% of consolidated Music Publishing revenues for the fiscal year ended March 31, 2021, and $30,803 thousand, or 57% of consolidated Music Publishing revenues for the fiscal year ended March 31, 2020. International Music Publishing revenues were $32,408 thousand, or 48% of consolidated Music Publishing revenues for the fiscal year ended March 31, 2021, and $23,139 thousand, or 43% of consolidated Music Publishing revenues for the fiscal year ended March 31, 2020.
The overall increase in Music Publishing revenue was mainly driven by acquisitions of catalogs such as Hearts Bluff in January 2020, Shapiro Bernstein in April, 2020, and Bob Crewe in June 2020 which contributed $2,218 thousand, $6,810 thousand, and $545 thousand to revenue growth from fiscal year March 31, 2021 compared to March 31, 2020, respectively. These acquisitions, along with revenue from the existing writer roster, led to an increase in digital revenue of $6,230 thousand or 22%, performance revenue of $2,859 thousand or 21%, mechanical revenue of $577 thousand or 23%, synchronization revenue of $2,999 thousand, or 44%, and other revenue of $483 thousand, or 23%. The increase in digital revenue partially reflects the continued shift to streaming services for music consumption, while the increase in performance, mechanical, synchronization, and other revenue reflects the results of these acquisitions and existing writer roster.
Recorded Music revenues increased by $4,567 thousand, or 51%, to $13,595 thousand for the fiscal year ended March 31, 2021 from $9,028 thousand for the fiscal year ended March 31, 2020. U.S. Recorded Music revenues were $4,892 thousand and $3,476 thousand, or 36% and 39% of consolidated Recorded Music revenues for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. International Recorded Music revenues were $8,703 thousand and $5,553 thousand, or 64% and 62% of consolidated Recorded Music revenues for the fiscal years ended March 31, 2021 and March 31, 2020, respectively.
The overall increase in Recorded Music revenue was driven primarily by the acquisition of Blue Raincoat Music Ltd (its subsidiary Chrysalis Records Ltd) in June of 2019, which contributed $9,884 thousand and $6,617 thousand to Recorded Music revenue from fiscal year March 31, 2021 compared to March 31, 2020, respectively. Digital revenue increased by $3,034 thousand primarily due to this acquisition and because of the continued growth at music streaming services. Physical revenue increased by $2,531 thousand primarily due to this acquisition. Synchronization revenue decreased by $893 thousand primarily due the impact of COVID 19. Neighboring rights revenue decreased by $105 thousand primarily due to the collection of historical royalties from performing rights societies in the Fiscal year ended March 31, 2020.
Revenue by Geographical Location
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
U.S. revenue increased by $6,120 thousand, or 18%, to $40,667 thousand for the fiscal year ended March 31, 2021 from $34,547 thousand for the fiscal year ended March 31, 2020. U.S. Music Publishing revenue increased by $3,880 thousand or 13%. This was primarily driven by acquisitions of catalogs, writer signings, and the continued growth in music streaming. U.S. Recorded Music revenue increased by $1,416 thousand or 41%. This was primarily driven by acquisitions, and increases in U.S digital revenue, which increased due to the continued growth in streaming services.
International revenue increased by $12,419 thousand, or 43%, to $41,111 thousand for the fiscal year ended March 31, 2021 from $28,692 thousand for the fiscal year ended March 31, 2020. International Music Publishing revenue increased $9,269 thousand or 40%. This was primarily driven by acquisitions of catalogs, signings of writers, and increases in digital revenue, primarily due to growth in streaming. International Recorded Music revenue increased $3,150 thousand primarily due to acquisitions, and the continued growth of music streaming services.

Cost of revenues
Our cost of revenues was composed of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change

Writer royalties and other publishing costs	$29,129	$23,493	$5,636	24%
Artist royalties and other recorded costs	3,863	3,812	51	1%
Total cost of revenues	$32,992	$27,305	$5,687	21%
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our cost of revenues increased by $5,687 thousand, or 21%, to $32,992 thousand for the fiscal year ended March 31, 2021 from $27,305 thousand for the fiscal year ended March 31, 2020. Cost of revenues as a percentage of revenues decreased to 40% for the fiscal year ended March 31, 2021 from 43% for the fiscal year ended March 31, 2020. Total cost of revenues as a percentage of revenues decreased primarily because of acquisitions catalogs with higher margins.
Writer royalties and other publishing costs increased by $5,636 thousand, or 24%, to $29,129 thousand for the fiscal year ended March 31, 2021 from $23,493 thousand for the fiscal year ended March 31, 2020. Writer royalties and other publishing costs as a percentage of music publishing revenues decreased to 43% for the fiscal year ended March 31, 2021 from 44% for the fiscal year ended March 31, 2020. The increase in margins is due to the change in the mix of earnings by type and what songwriting clients with their specific contractual royalty rates are contributing to the revenues.
Artist royalties and other recorded music costs increased by $51 thousand, or 1%, for the fiscal year ended March 31, 2021 from $3,812 thousand for the fiscal year ended March 31, 2020. Artist royalties and other recorded music costs as a percentage of recorded music revenues decreased to 28% for the fiscal year ended March 31, 2021 from 42% for the fiscal year ended March 31, 2020. This was driven by the acquisition of recorded music assets with higher margins.
Administration expenses
Our administration expenses are composed of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Administration expenses	$14,986	$12,033	$2,953	25%
Total administration expenses	$14,986	$12,033	$2,953	25%
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Total administration expenses increased by $2,953 thousand, or 25%, to $14,986 thousand for the fiscal year ended March 31, 2021 from $12,033 thousand for the fiscal year ended March 31, 2020. Expressed as a percentage of revenues, administration expenses decreased to 18% for the fiscal year ended March 31, 2021 from 19% for the fiscal year ended March 31, 2020. Despite the acquisition of offices and employees at Blue Raincoat Music Ltd. (its subsidiary Chrysalis Records Ltd), affiliate Blue Raincoat Artists Ltd., PopArabia FZ-LLC, margin after administration expenses increased.
Interest expense
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our interest expense increased by $2,509 thousand, or 39%, to $8,972 thousand for the fiscal year ended March 31, 2021 from $6,463 thousand for the fiscal year ended March 31, 2020. This was primarily driven by increased debt balances due to use of funds in catalog and business acquisitions, and writer signings, partially offset by a decline in LIBOR rates as well as lower interest rates as a result of refinancing transactions, the impact of which was in turn partially offset by interest rate swap hedges.
(Loss) Gain on foreign exchange
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
(Loss) gain on foreign exchange decreased by $942 thousand to a loss of $911 thousand for the fiscal year ended March 31, 2021 from a gain of $31 thousand for the fiscal year ended March 31, 2020. This change is due to fluctuations in the two foreign currencies we are directly exposed to, namely GBP and EUR.
Gain (loss) on fair value of swaps
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Gain (loss) on fair value of swaps increased by $8,544 thousand to a gain of $2,988 thousand for the fiscal year ended March 31, 2021 from a loss of $5,556 thousand for the fiscal year ended March 31, 2020. This change is due to a rising forward yield curve for LIBOR and the marking to market of our interest rate swap hedges.
Interest and other income
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our interest and other income decreased by $64 thousand, or 83%, to $13 thousand for the fiscal year ended March 31, 2021 from $77 thousand for the fiscal year ended March 31, 2020. This was primarily driven by a decline in cash on hand on average throughout the year and lower interest rates.
Gain on retirement of debt
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
We recorded a gain on retirement of debt in the amount of $10,644 thousand for the fiscal year ended March 31, 2020. See Note 7 to Reservoir’s consolidated financial statements for the years ended March 31, 2021 and 2020 for further discussion.
Income before income taxes
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our income before income taxes decreased by $1,420 thousand, or 10%, to a gain of $12,790 thousand for the fiscal year ended March 31, 2021 from income before income taxes of $14,210 thousand for the fiscal year ended March 31, 2020 as a result of the factors described above.
Income tax expense
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our income tax expense decreased by $1,745 thousand, or 42%, to $2,454 thousand for the fiscal year ended March 31, 2021 from $4,199 thousand for the fiscal year ended March 31, 2020. The net decrease in income tax expense primarily relates to a lower increase to deferred tax expense due to a change in tax rates for the fiscal year ended March 31, 2021 as compared to the impact for the fiscal year ended March 31, 2020. Also, income tax expense decreased for the fiscal year ended March 31, 2021 due to the tax effect of the decrease in income before taxes for the fiscal year ended March 31, 2021 versus March 31, 2020.

Net income
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our net income increased by $325 thousand, or 3%, to a gain of $10,336 thousand for the fiscal year ended March 31, 2021 from income of $10,011 thousand for the fiscal year ended March 31, 2020 as a result of the factors described above.
Noncontrolling interest
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Towards the end of the fiscal year ended March 31, 2020, RMM acquired a majority share in two different businesses (see Note 4 to Reservoir’s consolidated financial statements for the years ended March 31, 2020 for further discussion). There was $47 thousand of loss attributable to noncontrolling interests for the fiscal year ended March 31, 2021. There was $47 thousand of gain attributable to noncontrolling interests for the fiscal year ended March 31, 2020.
Reconciliation of Operating Income to OIBDA
We use OIBDA as our primary measure of financial performance. The following table reconciles operating income to OIBDA (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Operating income	$19,671	$15,477	$4,194	27%
Amortization expense	13,907	8,250	5,657	69%
Depreciation expense	222	173	49	28%
OIBDA	$33,800	$23,901	$9,901	41%
OIBDA
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our OIBDA increased by $9,901 thousand, or 41%, to $33,800 thousand for the fiscal year ended March 31, 2021 as compared to $23,901 thousand for the fiscal year ended March 31, 2020 primarily as a result of an increase in revenue of $18,539 thousand, partially offset by an increase in cost of revenue of $5,686 thousand, and an increase in administration expenses of $2,953 thousand. Expressed as a percentage of total revenue, OIBDA margin increased to 41% for the fiscal year ended March 31, 2021 from 38% for the fiscal year ended March 31, 2020.
Depreciation expense
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Our depreciation expense increased by $49 thousand, or 28%, to $222 thousand for the fiscal year ended March 31, 2021 from $173 thousand for the fiscal year ended March 31, 2020, primarily due to the increased capital expenditures around the acquisition of offices at Blue Raincoat Music Ltd (its subsidiary Chrysalis Records Ltd), and its affiliate Blue Raincoat Artists Ltd, and the acquisition of offices at PopArabia FZ-LLC.
Amortization expense
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Amortization expense increased by $5,657 thousand, or 69%, to $13,907 thousand for the fiscal year ended March 31, 2021 from $8,250 thousand for the fiscal year ended March 31, 2020, primarily due to the acquisition of additional music catalogs and music company purchases.

Business Segment Results
Revenues, operating income and OIBDA by business segment were as follows (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Music Publishing
Revenues	$67,091	$53,942	$13,149	24%
Operating income	15,075	13,637	1,438	11%
OIBDA	26,867	20,290	6,577	32%
Recorded Music
Revenues	13,595	9,028	4,567	51%
Operating income	4,334	1,709	2,625	154%
OIBDA	6,565	3,479	3,086	89%
Other
Revenues	1,092	268	824	307%
Operating income	262	132	130	100%
OIBDA	368	132	236	181%
Total
Revenues	81,778	63,239	18,539	29%
Operating income	19,671	15,477	4,194	27%
OIBDA	33,800	23,901	9,899	41%
Music Publishing
Revenues
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Music Publishing revenues increased by $13,149 thousand, or 24%, to $67,091 thousand for the fiscal year ended March 31, 2021 from $53,942 thousand for the fiscal year ended March 31, 2020. The increase was primarily attributed to the increase in digital revenue from $28,798 thousand to $35,028 thousand, or 22%. Additionally, Performance, Mechanical, Synchronization, and Other revenues increased by 21%, 23%, 44% and 23%, respectively.
The overall increase in Music Publishing revenue was mainly driven by reasons described in the “— Total Revenues” and “— Revenue by Geographical Location” sections.
Cost of revenues
Music Publishing cost of revenues was composed of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Writer royalties and other publishing costs	$29,129	$23,493	$5,636	24%
Total cost of revenues	$29,129	$23,493	$5,636	24%
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Music Publishing cost of revenues increased by $5,636 thousand, or 24%, to $29,129 thousand for the fiscal year ended March 31, 2021 from $23,493 thousand for the fiscal year ended March 31, 2020. This increase is due primarily to acquisitions of catalogs and writer signings. Expressed as a percentage of Music Publishing revenue, Music Publishing cost of revenues decreased to 43% for the fiscal year ended March 31, 2021 from 44% for the fiscal year ended March 31, 2020. The increase in margins is due to the change in the mix of earnings by type and what songwriting clients with their specific contractual royalty rates are contributing to the revenues.
Administration expenses
Music Publishing administration expenses were comprised of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Administration expenses	$11,095	$10,159	$936	9%
Total administration expenses	$11,095	$10,159	$936	9%
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Music Publishing administration expenses increased by $936 thousand, or 9%, to $11,095 thousand for the fiscal year ended March 31, 2021 as compared to $10,159 thousand for the fiscal year ended March 31, 2020 This is primarily due to new hires, the acquisition of offices and employees at PopArabia FZ-LLC, and other administration expenses. Expressed as a percentage of Music Publishing revenues, Music Publishing administration expenses declined to 17% for the fiscal year ended March 31, 2021 from 19% for the fiscal year ended March 31, 2020.
Operating income and OIBDA
Music Publishing OIBDA includes the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Operating income	$15,075	$13,637	$1,438	11%
Depreciation and amortization	11,792	6,653	5,139	77%
OIBDA	$26,867	$20,290	$6,577	32%
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Music Publishing OIBDA increased by $6,577 thousand, or 32%, to $26,867 thousand for the fiscal year ended March 31, 2021 from $20,290 thousand for the fiscal year ended March 31, 2020. Expressed as a percentage of Music Publishing revenues, Music Publishing OIBDA margin increased to 40% for the fiscal year ended March 31, 2021 from 38% for the fiscal year ended March 31, 2020. The increase in Music Publishing OIBDA can primarily be attributed to higher Music Publishing revenues, partially offset by higher cost of revenues as a percentage of revenue, and lower administration expenses as a percentage of revenue.
Music Publishing operating income increased by $1,438 thousand, or 11%, to $15,075 thousand for the fiscal year ended March 31, 2021 from $13,637 thousand for the fiscal year ended March 31, 2020 due to the factors that led to the increase in Music Publishing OIBDA noted above.
Recorded Music
Revenues
Fiscal Year Ended March 31, 2020 vs. Fiscal Year Ended March 31, 2019
Recorded Music revenues increased by $4,567 thousand, or 51%, to $13,595 thousand for the fiscal year ended March 31, 2021 from $9,028 thousand for the fiscal year ended March 31, 2020. The increase was primarily attributed to the increase in digital revenue from $4,569 thousand to $7,603 thousand, or 66%. Additionally, Physical revenues increased by 177%, while Synchronization, and Neighboring Rights revenues fell by 65%, and 6%, respectively.
The overall increase in Recorded Music revenue was driven reasons described in the “— Total Revenues” and “— Revenue by Geographical Location” sections. Specifically, the increase in Recorded Music revenue was driven by the acquisition of Blue Raincoat Music Ltd (its subsidiary Chrysalis Records Ltd) in June of 2019 which generated $9,884 thousand in revenue in the fiscal year ended March 31, 2021 compared to $6,865 thousand in revenue in the fiscal year ended March 31, 2020.
Cost of revenues
Recorded Music cost of revenues was composed of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Artist royalties and other recorded music costs	$3,863	$3,812	$51	1%
Total cost of revenues	$3,863	$3,812	$51	1%
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Recorded Music cost of revenues increased by $51 thousand, or 1%, to $3,863 thousand for the fiscal year ended March 31, 2021 from $3,812 thousand for the fiscal year ended March 31, 2020. Expressed as a percentage of Recorded Music revenue, cost of revenues decreased to 28% for the fiscal year ended March 31, 2021 from 42% for the fiscal year ended March 31, 2020. This was driven by the acquisition of recorded music assets with higher margins.
Administration expenses
Recorded Music administration expenses were composed of the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Administration expenses	$3,167	$1,738	$1,429	82%
Total administration expenses	$3,167	$1,738	$1,429	82%
Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Recorded Music administration expenses increased to $3,167 thousand for the fiscal year ended March 31, 2021 from $1,738 thousand for the fiscal year ended March 31, 2020. The increase in administration expenses was primarily due to the acquisition of Blue Raincoat Music Ltd. (its subsidiary Chrysalis Records Ltd.). Expressed as a percentage of Recorded Music revenue, Recorded Music administration expense increased to 29% for the fiscal year ended March 31, 2021 from 21% for the fiscal year ended March 31, 2020.
Operating income and OIBDA
Recorded Music OIBDA included the following amounts (in thousands):
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Operating income	$4,334	$1,709	$2,625	154%
Depreciation and amortization	2,231	1,770	461	26%
OIBDA	$6,565	$3,479	$3,086	89%

Fiscal Year Ended March 31, 2021 vs. Fiscal Year Ended March 31, 2020
Recorded Music OIBDA increased by $3,086 thousand, or 89%, to $6,565 thousand for the fiscal year ended March 31, 2021 from $3,479 thousand for the fiscal year ended March 31, 2020 primarily as a result of the acquisition of Blue Raincoat Music Ltd (its subsidiary Chrysalis Records Ltd). Expressed as a percentage of Recorded Music revenues, Recorded Music OIBDA margin increased to 48% for the fiscal year ended March 31, 2021 from 39% for the fiscal year ended March 31, 2020.
Recorded Music operating income increased by $2,625 thousand to $4,334 thousand for the fiscal year ended March 31, 2021 from $1,709 thousand for the fiscal year ended March 31, 2020 due to the factors that led to the increase in Recorded Music OIBDA noted above.
Liquidity and Capital Resources
Capital Resources at March 31, 2021
At March 31, 2021, we had $211,532 thousand of debt (net of $3,059 thousand of deferred financing costs), $9,210 thousand of cash and equivalents and net debt of $202,322 thousand (defined as total debt, less cash and equivalents and deferred financing costs).
Cash Flows
The following table summarizes our historical cash flows (in thousands).
	For the Fiscal Year Ended March 31,		2021 vs. 2020
	2021	2020	$ Change	% Change
Cash provided by (used in):
Operating activities	$16,247	$11,882	$4,365	37%
Investing activities	(120,147)	(107,806)	(12,341)	11%
Financing activities	47,220	147,030	(99,810)	-68%
Fiscal Year Ended March 31, 2020 vs. Fiscal Year Ended March 31, 2019
Operating Activities
Cash provided by operating activities was $16,247 thousand for the fiscal year ended March 31, 2021 compared to $11,882 thousand for the fiscal year ended March 31, 2020. The primary driver of the $4,365 thousand increase in cash provided by operating activities during the current year was due to an increase in net income, after adjustments to reconcile net income to cash provided by operations, which is primarily due to acquisitions and a decreased use of cash from changes in working capital, which was primarily driven by increases in accounts payable and accrued expenses.
Investing Activities
Cash used in investing activities was $120,147 thousand for the fiscal year ended March 31, 2021 compared to $107,806 thousand for the fiscal year ended March 31, 2020. The increase in cash used in investing activities was primarily due to increased acquisitions of music catalogs.
Cash used in investing activities for the fiscal year ended March 31, 2021 consisted of $119,967 thousand purchase of music catalogs, $13 thousand business combination and investment in equity affiliate, $86 thousand decrease in deferred music composition acquisition costs, and $80 thousand purchase of property, plant, and equipment.
Cash used in investing activities for the fiscal year ended March 31, 2020 consisted of $106,842 thousand purchase of music catalogs, $380 thousand business combination and investment in equity affiliate,

$54 thousand increase in deferred music composition acquisition costs, and $530 thousand purchase of property, plant, and equipment.
Financing Activities
Cash provided by financing activities was $47,220 thousand for the fiscal year ended March 31, 2021 compared to cash provided by financing activities of $147,030 thousand for the fiscal year ended March 31, 2021. Cash provided by financing activities for the fiscal year ended March 31, 2021 consisted of proceeds from issuance of preferred shares net of issuance costs of $7,973 thousand, proceeds from secured line of credit of $40,600 thousand, partially offset by, a repayment of secured notes of $1,000 thousand, deferred financing costs paid of $649 thousand, and draw on related party loans of $296 thousand.
Cash provided by financing activities for the fiscal year ended March 31, 2020 consisted of proceeds from issuance of preferred shares net of issuance costs of $81,632 thousand, proceeds from the issuance of additional common shares, net of issuance costs, of $14,957 thousand, proceeds from secured line of credit of $20,000 thousand, proceeds from secured loans of $236,491 thousand, partially offset by a common stock dividend paid of $16,875 thousand, repayment of secured notes of $1,625 thousand, repayment of secured line of credit of $7,077 thousand, repayments of secured loans of $178,248 thousand, deferred financing costs paid of $2,149 thousand, and draw on related party loans of $77 thousand.
Liquidity
Our primary sources of liquidity are the cash flows generated from our subsidiaries’ operations, available cash and equivalents and funds available for drawing under our secured line of credit and loans. These sources of liquidity are needed to fund our debt service requirements, working capital requirements, capital expenditure requirements, strategic acquisitions and investments, and dividends, retirement of or refinancing of our outstanding debt, privately negotiated purchases or otherwise, we may elect to pay or make in the future.
During the fiscal year ended March 31, 2021, we borrowed $617 thousand (the “PPP Loan”)under the Paycheck Protection Program (the “PPP”). The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act of 2020, as amended (the “CARES Act”), provided for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable after as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. In accordance with the terms of the program, we applied for and received confirmation of loan forgiveness for the entire amount borrowed under the PPP.
We believe that our primary sources of liquidity will be sufficient to support our existing operations over the next twelve months.
Debt Capital Structure
Since 2014, Reservoir Media Management has been the borrower under a revolving credit and term loan agreement with SunTrust Bank (Truist Bank) as the administrative agent and lead arranger. This agreement has been amended and restated a number of times since then, generally leading to extensions on maturity dates (current maturity date is October 16, 2024), increases in the facility size (currently $250,000 thousand), and reductions in interest rates (currently LIBOR plus 2.5%). Subject to market conditions, we expect to continue to take opportunistic steps to extend our maturity dates and reduce related interest expense. From time to time, we may incur additional indebtedness for, among other things, working capital, repurchasing, redeeming or tendering for existing indebtedness and acquisitions or other strategic transactions.
Revolving Credit and Term Loan Facility
On December 19, 2014, Reservoir Media Management entered into a credit agreement (the “Credit Facility”) governing its secured term loan and secured revolving credit facility. The Credit Facility was subsequently amended and restated multiple times with the most recent Third Amended and Restated

Revolving Credit and Term Loan Agreement, dated as of October 16, 2019 (as amended by the first amendment, dated as of May 20, 2020 and the second amendment, dated as of December 23, 2020) for a senior secured revolving credit and term loan facility with SunTrust Bank (Truist Bank) as administrative agent, and other financial institutions and lenders party thereto.
Reservoir Media Management is the borrower under the Credit Facility which provides for a $20,000 thousand senior secured term loan and a $230,000 thousand senior secured revolving credit facility. The Credit Facility has a maturity date of October 16, 2024. Borrowings under the Credit Facility bear interest at a rate equal to LIBOR plus 2.5% per annum. Principal repayment for the $20,000 thousand senior secured term loan is $250 thousand per quarter.
General Terms of Our Indebtedness
Certain terms of the Credit Facility are described below.
Guarantees and Security
The obligations under the Credit Facility are guaranteed by Reservoir Media Management and its subsidiaries. All obligations of Reservoir Media Management and each guarantor under the Credit Facility are secured by substantially all the assets of Reservoir Media Management and each subsidiary guarantor.
Covenants, Representations and Warranties
The Credit Facility contain customary representations and warranties and customary affirmative and negative covenants. The negative covenants Credit Facility limit the ability of Reservoir and its subsidiaries to, among other things, incur additional indebtedness or issue certain preferred shares; pay dividends, redeem stock or make other distributions; repurchase, prepay or redeem subordinated indebtedness; make investments; create restrictions on the ability of its subsidiaries to pay dividends to it or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with its affiliates.
Interest Rate Swaps
As of March 31, 2021, Reservoir Media Management had entered into four interest rate swaps, two of which expire on March 10, 2022, one with a notional amount of $57,775 thousand and one for $39,758 thousand. Under the terms of the interest rate swaps, Reservoir Media Management pays a fixed rate of 2.8% and 3.0% respectively, to the counterparty and receives a floating interest from the counter party based on LIBOR with reference to notional amounts adjusted to match the original scheduled principal repayments pursuant to the indenture agreement. The notional amount of the interest rate swaps is $97,533 thousand at March 31, 2021.
During the fiscal year ended March 31, 2020, Reservoir Media Management added two additional interest rate swaps with notional amounts of $8,875 thousand and $88,098 thousand. These swaps have an effective date of March 10, 2022 which coincides with the expiration of the previous two swaps, and Reservoir Media Management will pay a fixed rate of 1.6% and 1.5%, respectively, and receive a floating interest rate from the counter party based on LIBOR with reference to notional amounts adjusted to match the original scheduled principal repayments pursuant to the indenture agreement.
Events of Default
Events of default under the Credit Facility include, as applicable, nonpayment of principal when due, nonpayment of interest or other amounts, inaccuracy of representations or warranties in any material respect, violation of covenants, certain bankruptcy or insolvency events, certain ERISA events, certain material judgments, in each case subject to customary thresholds, notice and grace period provisions.

Existing Debt as of March 31, 2021
As of March 31, 2021, our outstanding debt under the Credit Facility, was as follows (in thousand):
Term Loan	$19,500
Revolving Credit	197,091
Total outstanding debt	$216,591
Reservoir uses cash generated from operations to pay current interest and principal obligation on the Credit Facility. Reservoir expects to continue to refinance and extend maturity on the Credit Facility for the foreseeable future.
Dividends
Reservoir Media Management’s ability to pay dividends is restricted by covenants in the credit agreements Credit Facility. For the fiscal year ended March 31, 2021, Reservoir Media Management did not pay any dividends to stockholders. For the fiscal year ended March 31, 2020, Reservoir Media Management paid an aggregate of $16,875 thousand in cash dividends to stockholders.
Covenant Compliance
Reservoir Media Management was in compliance with its covenants under its outstanding Credit Facility as of March 31, 2021.
The Credit Facility contains a leverage ratio that is tied to NPS plus Recorded Music EBITDA, which is defined under the Credit Facility. Reservoir Media Management’s ability to borrow funds under the Credit Facility may depend upon its ability to meet the leverage ratio test at the end of a fiscal quarter to the extent we have outstanding debt. This leverage ratio carries a maximum of 5.5x. As of March 31, 2021, Reservoir Media Management’s leverage ratio was 4.8x.
The Credit Facility contains a loan to value ratio that is tied to the library value, which is defined under the Credit Facility. Reservoir Media Management’s ability to borrow funds under the Credit Facility may depend upon its ability to meet the loan to value test at the end of a fiscal quarter to the extent it has outstanding debt. This loan to value ratio carries a maximum of 0.55x. This loan to value ratio is further subject to a valuation variance test, which is defined under the Credit Facility, and which may further limit its borrowing ability. As of March 31, 2021, Reservoir Media Management’s loan to value was 0.38x.
The Credit Facility contains a fixed charge coverage ratio that is tied to in the ability to service outstanding debt, which is defined in the Credit Facility. Reservoir Media Management’s ability to borrow funds under the Credit Facility may depend upon its ability to meet the fixed charge coverage test at the end of a fiscal quarter to the extent we have outstanding debt. This fixed charge coverage ratio carries a minimum of 1.25x. As of March 31, 2021, Reservoir Media Management’s fixed charge coverage ratio was 5.1x.
Non-compliance with the leverage ratio, loan to value ratio, or the fixed charge coverage ratio could result in the inability to use the Credit Facility, which could have a material adverse effect on Reservoir’s business, cash flows, financial condition and results of operations.
The Credit Facility requires that the leverage ratio, loan to value ratio, and fixed charge coverage ratio be calculated for the most recent four fiscal quarters. As a result, the measure can be disproportionately affected by a particularly strong or weak quarter. Further, it may not be comparable to the measure for any subsequent four quarter period or any complete fiscal year. In addition, the Credit Facility requires that the leverage ratio, loan to value ratio, and fixed charge coverage ratio be calculated on a pro forma basis for certain transactions including acquisitions as if such transactions had occurred on the first date of the measurement period and may include expected cost savings and synergies resulting from or related to any such transaction. There can be no assurances that any such cost savings or synergies will be achieved in full.
Summary
Management believes that funds generated from our operations and borrowings under the Credit Facility and available cash and equivalents will be sufficient to fund our debt service requirements, working capital requirements and capital expenditure requirements for the foreseeable future. We also have additional borrowing capacity under the Credit Facility. However, our ability to continue to fund these items and to reduce debt may be affected by general economic, financial, competitive, legislative and regulatory factors, as well as other industry-specific factors such as the ability to control music piracy and the continued transition from physical to digital formats in the recorded music and music publishing industries. It could also be affected by the severity and duration of natural or man-made disasters, including pandemics such as the COVID-19 pandemic. We and our affiliates continue to evaluate opportunities to, from time to time, depending on market conditions and prices, contractual restrictions, our financial liquidity and other factors, seek to pay dividends or prepay outstanding debt or repurchase or retire Reservoir’s outstanding debt, privately negotiated purchases or otherwise. The amounts involved in any such transactions, individually or in the aggregate, may be material and may be funded from available cash or from additional borrowings. In addition, from time to time, depending on market conditions and prices, contractual restrictions, our financial liquidity, and other factors, we may seek to refinance the Credit Facility with existing cash and/or with funds provided from additional borrowings.
Contractual and Other Obligations
Firm Commitments
The following table summarizes Reservoir Media Management’s aggregate contractual obligations at March 31, 2021, and the estimated timing and effect that such obligations are expected to have on liquidity and cash flow in future periods.
Firm Commitments and Outstanding Debt	Less than 1 year	2 – 3 years	4 – 5 years	After 5 years	Total
	(in thousands)
Term Loan	$1,000	$2,000	$16,500	—	$19,500
Revolving Credit	—	—	197,091	—	197,091
Interest on Term Loan(1)	665	1,225	289	—	2,179
Interest on Revolving Credit(1)	6,898	13,796	6,898	—	27,593
Operating leases(2)	818	835	—	—	1,653
Artist, songwriter, and co-publisher commitments(3)*	5,733	796	—	—	6,529
Asset acquisition and share purchase acquisition commitments(4)	5,713	400	558	—	6,671
Total firm commitments and outstanding debt	$20,827	$19,052	$221,336	$—	$261,215

The following is a description of our firmly committed contractual obligations at March 31, 2021:
(1)
Interest obligations under the Credit Facility are presented in consideration of 1.0% as a substitute for LIBOR, plus 2.5%. These obligations have been presented based on the principal amounts due, current and long term as of March 31, 2021. Amounts do not include any unamortized deferred financing costs.

(2)
Operating lease obligations primarily relate to the minimum lease rental obligations for our real estate in various locations around the world.

(3)
We routinely enter into long-term commitments with recording artists and songwriters for the future delivery of music. Such commitments generally become due only upon delivery or release and Reservoir’s acceptance of albums from the artists or future musical compositions by songwriters and publishers. Based on contractual obligations, and managements estimate of aggregate firm commitments to such talent approximates $6,529 thousand at March 31, 2021. The aggregate firm commitments expected for the next twelve-month period based on contractual obligations and expected release schedule approximates $5,733 thousand at March 31, 2021.

(4)
We routinely enter into asset acquisition agreements and less often share purchase agreements, which can have deferred minimum funding commitments and other related obligations, which are reflected in the table above.

*
Because the timing of payment, and even whether payment occurs, is dependent upon the timing of delivery of albums and musical compositions, the timing and amount of payment of these commitments as presented in the above summary can vary significantly.

Critical Accounting Policies
We believe that the following accounting policies involve a high degree of judgment and complexity. Accordingly, these are the policies we believe are the most critical to aid in fully understanding and evaluating our consolidated financial condition and results of our operations. See Note 2 to Reservoir’s consolidated condensed financial statements for the fiscal year ended March 31, 2021 and 2020, in each case, contained elsewhere in this proxy statement for a description of our other significant accounting policies. The preparation of our consolidated financial statements in conformity with GAAP requires us to make estimates and judgments that affect the amounts reported in those financial statements and related notes thereto. The future effects of the COVID-19 pandemic on our results of operations, cash flows and financial position are unclear. However, we believe we have used reasonable estimates and assumptions in preparing the unaudited condensed consolidated financial statements. Although we believe that the estimates we use are reasonable, due to the inherent uncertainty involved in making those estimates, actual results reported in future periods could differ from those estimates.
Revenue and Cost Recognition
Revenues
As required by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), Reservoir recognizes revenue when, or as, control of the promised services or goods is transferred to its customers and in an amount that reflects the consideration Reservoir is contractually due in exchange for those services or goods.
Music Publishing
Music Publishing revenues are earned from the receipt of royalties relating to the licensing of rights in musical compositions and the sale of published sheet music and songbooks. The receipt of royalties principally relates to amounts earned from the public performance of musical compositions, the mechanical reproduction of musical compositions on recorded media including digital formats and the use of musical compositions in synchronization with visual images. Music publishing royalties, except for synchronization royalties, generally are recognized when the sale or usage occurs. The most common form of consideration for publishing contracts is sales- and usage-based royalties. The collecting societies submit usage reports, typically with payment for royalties due, often on a quarterly or biannual reporting period, in arrears. Royalties are recognized as the sale or usage occurs based upon usage reports and, when these reports are not available, royalties are estimated based on historical data, such as recent royalties reported, company-specific information with respect to changes in repertoire, industry information and other relevant trends. Synchronization revenue is typically recognized as revenue when control of the license is transferred to the customer in accordance with ASC 606.
Recorded Music
Revenues from the sale or license of Recorded Music products through digital distribution channels are typically recognized when the sale or usage occurs based on usage reports received from the customer. Digital licensing contracts are generally long-term with consideration in the form of sales- and usage-based royalties that are typically received monthly. For certain licenses where the consideration is fixed and the intellectual property being licensed is static, revenue is recognized at the point in time when control of the licensed content is transferred to the customer.
Revenues from the sale of physical Recorded Music products are recognized upon delivery, which occurs once the product has been shipped and control has been transferred.

Accounting for Royalty Costs and Royalty Advances
Reservoir incurs royalty costs that are payable to our recording artists and songwriters generated from the sale or license of our music publishing copyrights and recorded music catalogue. Royalties are calculated using negotiated rates in accordance with recording artist and songwriter contracts. Calculations are based on revenue earned or user/usage measures or a combination of these. There are instances where such data is not available to be processed and royalty cost calculations may be complex or involve judgments about significant volumes of data to be processed and analyzed.
In many instances, Reservoir commits to pay our recording artists and songwriters royalties in advance of future sales. Reservoir accounts for these advances under the related guidance in FASB ASC Topic 928, Entertainment — Music (“ASC 928”). Under ASC 928, Reservoir capitalizes as assets certain advances, which it believes are recoverable from future royalties to be earned by the recording artist or songwriter, when paid. Recoverability is assessed upon initial commitment of the advance based upon Reservoir’s forecast of anticipated revenue from the sale of future and existing albums or musical compositions. In determining whether the advance is recoverable, Reservoir evaluates the current and past popularity of the recording artist or songwriter, the sales history of the recording artist or songwriter, the initial or expected commercial acceptability of the product, the current and past popularity of the genre of music that the product is designed to appeal to, and other relevant factors. Advances vary in both amount and expected life based on the underlying recording artist or songwriter. To the extent that a portion of an outstanding advance is no longer deemed recoverable, that amount will be expensed in the period the determination is made.
Acquisitions and Business Combinations
In conjunction with each acquisition transaction, Reservoir  assesses whether the transaction should follow accounting guidance applicable to an asset acquisition or a business combination. This assessment requires an evaluation of whether the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets, resulting in an asset acquisition or, if not, resulting in a business combination. If treated as an asset acquisition, the asset is recorded in accordance with Reservoir’s intangible asset policy and related acquisition costs are capitalized as part of the asset.
In a business combination, Reservoir  recognizes identifiable assets acquired, liabilities assumed, and non-controlling interests at their fair values at the acquisition date. Any consideration paid in excess of the net fair value of the identifiable assets and liabilities acquired in a business combination is recorded to goodwill and acquisition-related costs are expensed as incurred.
Intangible Assets
Intangible assets consist primarily of music catalogs (publishing and recorded). Intangible assets are recorded at fair value in a business combination and relative fair value in an asset acquisition. Intangible assets are amortized over their expected useful lives using the straight-line method.
Reservoir  periodically reviews the carrying value of its amortizable intangible assets, whenever events or changes in circumstances indicate that the carrying value may not be recoverable or that the lives assigned may no longer be appropriate. To the extent the estimated future cash inflows attributable to the asset, less estimated future cash outflows, are less than the carrying amount, an impairment loss is recognized in an amount equal to the difference between the carrying value of such asset and its fair value. If it is determined that events and circumstances warrant a revision to the remaining period of amortization, an asset’s remaining useful life would be changed, and the remaining carrying amount of the asset would be amortized prospectively over that revised remaining useful life.

MANAGEMENT OF THE COMBINED COMPANY
Overview of Executive Officers and Directors
Following the consummation of the Business Combination, the business and affairs of the Combined Company will be managed by or under the direction of the board of directors of the Combined Company. The following persons are expected to serve as executive officers and directors of the Combined Company following the consummation of the Business Combination.
Name	Age	Position
Golnar Khosrowshahi(1)	49	Chief Executive Officer and Director
Rell Lafargue(1)	49	President, Chief Operating Officer and Director
Jim Heindlmeyer	49	Chief Financial Officer
Stephen M. Cook(1)	45	Director
Ezra S. Field(1)	51	Chair of the Board of Directors
Neil de Gelder(1)	68	Director
Jennifer G. Koss(1)	43	Director
Adam Rothstein(2)	49	Director
Ryan P. Taylor(1)	45	Director

(1)
Reservoir’s designee.

(2)
ROCC’s designee.

Golnar Khosrowshahi, 49, will be the Chief Executive Officer and a member of the board of directors of the Combined Company following the consummation of the Business Combination. Ms. Khosrowshahi founded Reservoir in 2007 and is the Chief Executive Officer and a member of the board of directors of Reservoir. Under Ms. Khosrowshahi’s leadership, Reservoir has grown to own and administer over 130,000 copyrights and over 30,000 master recordings, with titles dating as far back as 1900. Ms. Khosrowshahi continues to lead the team in building a well-attended roster and an established catalog and was one of Billboard’s Most Powerful Female Executives for 2017, 2018, 2019 and 2020 and a Billboard Indie Power Player for 2017 and 2018. Furthermore, under Ms. Khosrowshahi’s leadership, Reservoir was awarded Publisher of the Year by Music Business Worldwide’s The A&R Awards in 2017 and 2019 and won Independent Publisher of the Year at the 2020 Music Week Awards. Prior to her foray into the music industry, Ms. Khosrowshahi worked in a number of different roles in advertising, design and experiential marketing.
In addition to her role as the Chief Executive Officer of Reservoir, Ms. Khosrowshahi serves as a member of the board of directors of the National Music Publishers’ Association, which is an association that works to ensure fair compensation and property rights for songwriters and their representatives. She sits on the National Music Publishers’ Association’s SONGS Foundation Board of directors, working alongside musical talent including Steven Tyler, Jewel and Kara DioGuardi to raise funds to support career songwriters. Working alongside artist director and cellist Yo-Yo Ma, Ms. Khosrowshahi served as board chair of Silkroad, a non-profit organization formed in 2000, and now serves as a director. In addition, she sits on ASCAP’s board of review. Ms. Khosrowshahi also is a member of the boards of directors of Reservoir’s various subsidiaries and affiliates. Furthermore, she is involved in a number of educational institutions, including being a Trustee Emeritus of Pearson College, one of the United World Colleges located in the Province of British Columbia, Canada, a Director Emeritus of the Hospital for Sick Children Foundation in Toronto, Canada, a former member of the President’s Advisory Council at Bryn Mawr College in Pennsylvania and a former Trustee of the Encyclopaedia Iranica Foundation at the Columbia University Center for Iranian Studies in New York City. In 2018, Ms. Khosrowshahi was elected to the board of directors of Restaurant Brands International Inc. and, in 2021, she was named a member of the board of directors of Nomad Foods.Ms. Khosrowshahi also served on the inaugural Steering Committee for the Asia Society’s Triennial of Asia. Ms. Khosrowshahi received her BA from Bryn Mawr College and her MBA from Columbia University.

Rell Lafargue, 49, will be the President, Chief Operating Officer and a member of the board of directors of the Combined Company following the consummation of the Business Combination. Mr. Lafargue has been the President and Chief Operating Officer of Reservoir since October 2013 and oversees all aspects of Reservoir’s day-to-day operations in New York, Los Angeles, Nashville, London and Abu Dhabi. When Mr. Lafargue joined Reservoir in 2008, the company represented four songwriters and 2,000 songs. Building on over twenty years of industry experience, Mr. Lafargue built Reservoir’s infrastructure, established its administration systems and developed the international network that oversees Reservoir’s copyrights to this day. Under his direction, Reservoir has grown to own and administer over 130,000 copyrights and over 30,000 master recordings, with titles dating as far back as 1900. Mr. Lafargue continues to spearhead Reservoir’s international and domestic expansion efforts, having overseen the acquisitions and integrations of the historic Shapiro Bernstein catalog, TVT Music Publishing catalog, First State Media Group catalog, UK publishers Reverb Music and P&P Songs and iconic record labels, Philly Groove Records and Chrysalis Records. In addition, Mr. Lafargue was instrumental in signing Nate “Danja” Hills, one of Reservoir’s first high-profile writer-producers, to the Reservoir roster. From 2005 until 2008, Mr. Lafargue was a Vice President at TVT Records and TVT Music Publishing, where he worked with artists including Nine Inch Nails, Lil Jon, Snoop Dogg, Scott Storch and Pitbull.
Mr. Lafargue is a member of the board of directors and the compensation committee of Reservoir and a member of the boards of directors of Reservoir’s various subsidiaries and affiliates. He has also served on the board of directors and publisher nominating committee of the Mechanical Licensing Collective since March 2020, the Association of Independent Music Publishers — New York Chapter since December 2018 and the board of directors of Music Publishers Canada since March 2018, working to promote the interests of music publishers and their songwriting partners. Beyond his career in music publishing, Mr. Lafargue is an accomplished producer, performer, arranger, software consultant and university lecturer. He holds a master’s degree in Music Business and Entertainment Industries from the University of Miami and a bachelor of arts degree from the University of Louisiana.
Jim Heindlmeyer, 49, will be the Chief Financial Officer of the Combined Company following the consummation of the Business Combination. Mr. Heindlmeyer has been the Chief Financial Officer of Reservoir since April 2021, in which capacity he has overseen all of the accounting functions company-wide as well as managed other information technology, human resources, business development and label operations functions. Prior to being appointed as the Chief Financial Officer, Mr. Heindlmeyer was the Executive Vice President of Operations of Reservoir from January 2020 until March 2021. He was an independent consultant from December 2017 until January 2020. From July 2013 until October 2017, Mr. Heindlmeyer served as the President and Chief Operating Officer of Yonder Music, where he led the launch of the music service in multiple countries in Southeast and South Asia, including creating subsidiaries in each of the markets and establishing local offices staffed by professionals responsible for working with the company’s partners in the region. Mr. Heindlmeyer started his career at KPMG LLP, went on to lead finance at TVT Records for over ten years and subsequently moved into the digital music space holding positions at The Orchard and streaming platforms Beyond Oblivion and Yonder Music. Mr. Heindlmeyer graduated from the Boston University with a Bachelor of Science in Business Administration, magna cum laude.
Stephen M. Cook, 45, will join the board of directors of the Combined Company following the consummation of the Business Combination. Mr. Cook has served on the board of directors of Reservoir since April 2019. He has been an investment partner at Slate Path Capital, an investment firm based in New York that he co-founded, since 2012. Prior to co-founding Slate Path Capital, Mr. Cook worked at Blue Ridge Capital from 2005 until 2012. Prior to receiving his MBA from the Stanford Graduate School of Business in May 2005, Mr. Cook worked at Hicks, Muse, Tate & Furst in Dallas, Texas, where he focused on leveraged buy-outs and corporate restructuring. He began his career as an analyst at Credit Suisse First Boston working on corporate mergers and acquisitions. Mr. Cook received his MBA from the Stanford Graduate School of Business in May 2005 and his undergraduate degree in business administration from the University of Texas. We believe Mr. Cook is well qualified to serve as a member of the board of directors of the Combined Company due to his extensive investment experience in the public and private markets.
Ezra S. Field, 51, will join the board of directors of the Combined Company following the consummation of the Business Combination. Mr. Field has been a Senior Advisor of Roark Capital Group since December 2020. He joined Roark Capital Group in 2007 and served in a variety of roles, including the Chief Investment Officer and the Co-Chief Investment Officer from April 2016 until December 2020. Previously, he worked at ACI Capital Co. from 2001 until 2007. Mr. Field was an entrepreneur and venture capitalist with TeachScape and Open Venture Group in 2000. He also served as a law clerk to the Honorable Ralph K. Winter, Chief Judge on the U.S. Court of Appeals for the Second Circuit, from 1998 until 1999. Mr. Field currently serves on the board of directors of Mursion, a leader in immersive virtual reality training for emotional intelligence in the workplace, since February 2021. He served on the board of directors of GAM Holdings, A.G., a public company based in Switzerland, from 2016 until 2019. In addition, Mr. Field has served on a number of boards of directors at Roark Capital Group and ACI Capital Co. Since 2014, Mr. Field has served on the board of directors of the not-for-profit Business Executives for National Security. His prior not-for-profit board experience includes serving on the board of directors for Global Kids from 2014 until 2019, the board of trustees for the Baltimore Leadership School for Young Women Support Foundation from 2008 until 2015 and the board of trustees of the Asian University for Women Support Foundation from 2003 until 2012. Mr. Field served as an Adjunct Professor at Pace Law School in 2005, where he taught mergers and acquisitions. He earned his J.D. from Columbia Law School in 1998, where he was a Senior Review and Essay Editor for the Columbia Law Review, a Harlan Fiske Stone Scholar and a John M. Olin Law & Economics Fellow. He earned his M.B.A. from Columbia Business School in the same year, where he was a member of the Beta Gamma Sigma Honorary Society. Mr. Field earned his B.A., with honors, from Wesleyan University in 1991.
Neil de Gelder, 68, will join the board of directors of the Combined Company following the consummation of the Business Combination. Since January 2021, Mr. de Gelder has served as the vice chair of the board of directors of Stern Partners Inc., a Vancouver-based private investment firm with a portfolio of controlling interests in numerous operating companies across a wide range of industry sectors, including manufacturing, distribution, retailing, environmental services, publishing and printing and real estate development. Prior to his retirement in December 2020, Mr. de Gelder served as the Executive Vice President of Stern Partners Inc. from 2005, where he held senior executive roles with responsibilities for various activities, including strategic advice to operating companies, acquisitions and divestitures and capital deployment generally. In addition, Mr. de Gelder is a director of Highgate Investments LLC, which will own approximately 1.5% of the Combined Company following consummation of the Business Combination. Mr. de Gelder has provided conflict of interest advisory services to TransLink, the largest public transportation services provider in British Columbia, since 2008. He also provided conflict of interest advisory services to HSBC Global Asset Management (Canada) Inc., the portfolio manager of HSBC’s Canadian mutual funds, from 2015 until March 2021. Previously, Mr. de Gelder worked in private legal practice from 1990 until 2005, specializing in public company financing, mergers & acquisitions, and corporate governance for clients across a variety of industry sectors. He was frequently identified as a leading lawyer in Canada in his field and was appointed Queen’s Counsel by British Columbia’s Attorney General in 1999. Mr. de Gelder began his legal career in 1978 and practiced corporate and commercial law until 1987, when he was appointed the Executive Director of the British Columbia Securities Commission, where he led its regulatory, policy and enforcement operations, until 1990. Mr. de Gelder serves as an independent director and, since 2012, has chaired the nominating and governance committee and served as a member of the audit committee of Pan American Silver Corp., a Nasdaq- and TSX-listed precious metals mining company with operations in Latin America, Mexico and Canada. He was also the vice chair of the board of directors and the chair of the governance committee of ICBC, a multi-billion-dollar auto insurer owned by the Province of British Columbia, from 2004 until 2011. Mr. de Gelder also served as the chair of the board of directors and the chair of the audit committee of Discovery Fund VCC, a public, unlisted venture capital fund for British Columbia-based technology companies, from 2002 until 2016. He received his law degree from Osgoode Hall Law School in Toronto, Canada.We believe Mr. de Gelder is well qualified to serve as a member of the board of directors of the Combined Company due to his four decades of legal, regulatory and investment experience in the public and private markets both domestically and internationally as well as his experience serving on the boards of directors of public and private companies.
Jennifer G. Koss, 43, will join the board of directors of the Combined Company following the consummation of the Business Combination. Ms. Koss has served as a Founding Partner of Springbank Collective, an early stage investment firm focused on gender equality, since 2020. She has also served as the Chief Executive Officer of BRIKA, an experiential retail agency, since she co-founded the company in 2012. Previously, Ms. Koss worked for over a decade in management consulting and investment banking as an

Associate at The Bridgespan Group, a Senior Investment Associate at Ontario Teachers' Private Capital and a Senior Associate at the Parthenon Group LLC. Ms. Koss has served on the board of directors and as a member of the audit committee for Komplett Group, a Norwegian e-commerce company, since 2020 and has served on the board of directors and as a member of the audit and governance committees for Dream Unlimited, a public Canadian real estate company, since 2014. She has served on the board of directors of Møller Eiendom, a Norwegian real estate portfolio company, since 2021. She has also served on the board of directors for Active Brands AS, a sports apparel and equipment company, Senscom, a Norwegian healthcare technology company, and Sneakersnstuff, a shoe and streetwear company, since 2020. Ms. Koss has served as a trustee and member of the finance committee for the National Ballet of Canada since 2018. She also served as a trustee and member of the audit and finance committee of the Art Gallery of Ontario from 2017 until 2020. Ms. Koss holds an MBA from Harvard Business School, an MPhil from the University of Oxford and an A.B. from Harvard University.
Adam Rothstein, 49, will resign from the ROCC Board and will join the board of directors of the Combined Company following the consummation of the Business Combination. Mr. Rothstein served as a member of the board of directors of Roth CH Acquisition I Co. (NASDAQ: ROCH) from May 2020 until March 2021 and is a member of the board of directors of Roth CH Acquisition III Co. (NASDAQ: ROCR) since March 2021, each of which is a special purpose acquisition company. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early-stage investment fund, and Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, which he co-founded in 2013 and 2014, respectively. Since September 2020, Mr. Rothstein has also been the Executive Chairman of 890 5th Avenue Partners, Inc., a special purpose acquisition company focused on the media and entertainment sectors, which completed its public offering in January 2021. Since 2014, Mr. Rothstein has been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle. Previously, from July 2019 until January 2021, Mr. Rothstein was a director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc., and which now trades as TPCO Holding Corp. (NEO: GRAM.U) (OTCQX: GRAMF). Mr. Rothstein has over 20 years of investment experience, and currently sits on the boards of directors of several early- and mid-stage technology and media companies both in the United States and in Israel and is on the Advisory Board for the Leeds School of Business at the University of Colorado, Boulder. Mr. Rothstein graduated summa cum laude with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (MPhil) in Finance from the University of Cambridge.We believe Mr. Rothstein is well-qualified to serve as a member of the board of directors of the Combined Company due to his two decades of investment experience in the public and private markets both domestically and internationally.
Ryan P. Taylor, 45, will join the board of directors of the Combined Company following the consummation of the Business Combination. Mr. Taylor has served on the board of directors of Reservoir since April 2019. He has been the Managing Partner of Richmond Hill Investment Co., LP since its founding in 2010 and has also served as a Managing Director of Richmond Hill Investments, LLC since its founding in 2008. Richmond Hill is based in New York City and is a registered investment adviser that manages private investment partnerships that invest on an opportunistic basis across a variety of industries and asset classes. Before joining Richmond Hill, Mr. Taylor worked at the global investment bank, Greenhill & Co. Inc., from 1998 until 2008, most recently as a Principal. Mr. Taylor has served on the board of directors of Tommy Boy Music, LLC since 2017 until the consummation of the acquisition of Tommy Boy by Reservoir in June 2021. He currently serves on the board of directors of a number of private companies, including several involved in the music business. He earned a B.B.A. in Finance with Honors from the University of Texas at Austin in 1998.We believe Mr. Taylor is well qualified to serve as a member of the board of directors of the Combined Company due to his extensive investment experience in the music industry, his experience investing in the public and private markets, as well as his experience serving on the boards of directors of public and private companies.

Classified Board of Directors
The Combined Company’s board of directors will consist of eight members following the consummation of the Business Combination. In accordance with the Proposed Charter, the board of directors of the Combined Company will be divided into three classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The directors will be divided among the three classes as follows:
•
the Class I directors will be Mr. Rell Lafargue and Mr. Neil de Gelder their terms will expire at the annual meeting of stockholders to be held in 2022;

•
the Class II directors will be Mr. Stephen M. Cook, Ms. Jennifer G. Koss and Mr. Adam Rothstein, and their terms will expire at the annual meeting of stockholders to be held in 2023; and

•
the Class III directors will be Ms. Golnar Khosrowshahi, Mr. Ezra S. Field and Mr. Ryan P. Taylor, and their terms will expire at the annual meeting of stockholders to be held in 2024.

The Combined Company expects that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the board of directors of the Combined Company into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
Committees of the Board of Directors
The Combined Company’s board of directors will have the authority to appoint committees to perform certain management and administration functions. Following the consummation of the Business Combination, the Combined Company will have the audit committee, the compensation committee and the nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the board of directors of the Combined Company when necessary to address specific issues. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the board of directors of the Combined Company. Following the consummation of the Business Combination, the charters for each of these committees will be available on the Combined Company’s website at https://www.reservoir-media.com. Information contained on or accessible through Reservoir’s website is not a part of this prospectus, and the inclusion of such website address in this prospectus is an inactive textual reference only.
Audit Committee
The Combined Company’s audit committee is expected to consist of Mr. Ezra S. Field, Mr. Neil de Gelder and Mr. Adam Rothstein. The Board has determined that each proposed member of the audit committee is independent under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of the audit committee is expected to be Mr. Neil de Gelder. The Board has determined that Mr. Adam Rothstein is an “audit committee financial expert” within the meaning of the SEC rules and regulations. In addition, the Board has determined that each proposed member of the audit committee has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board has examined each proposed member’s scope of experience and the nature of his or her employment in the corporate finance sector.
The primary purpose of the audit committee is to discharge the responsibilities of the Combined Company’s board of directors with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. The audit committee of the Combined Company will be responsible for, among other things:
•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•
discussing with our independent registered public accounting firm their independence from management;

•
reviewing, with our independent registered public accounting firm, the scope and results of their audit;

•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related person transactions; and

•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee
The Combined Company’s compensation committee is expected to consist of Mr. Stephen M. Cook, Mr. Ezra S. Field and Mr. Neil de Gelder. The Board has determined that each proposed member of the compensation committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as defined in Section 162(m) of the Code. The chairperson of the compensation committee is expected to be Mr. Ezra S. Field.
The primary purpose of the compensation committee is to discharge the responsibilities of the Combined Company’s board of directors to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate. The compensation committee of the Combined Company will be responsible for, among other things:
•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone or, if directed by the board of directors of the Combined Company, in conjunction with a majority of the independent members of the board of directors of the Combined Company) the compensation of the Combined Company’s Chief Executive Officer and other executive officers;

•
reviewing and approving or making recommendations to the board of directors of the Combined Company regarding the Combined Company’s incentive compensation and equity-based plans, policies and programs;

•
reviewing and approving any employment agreement or compensatory transaction with an executive officer of the Combined Company involving compensation in excess of $120,000 per year;

•
making recommendations to the board of directors of the Combined Company regarding the executive officer and director indemnification and insurance matters; and

•
retaining and overseeing any compensation consultants.

Nominating and Corporate Governance Committee
The nominating and corporate governance committee of the Combined Company is expected to consist of Mr. Stephen M. Cook, Mr. Neil de Gelder and Mr. Ryan P. Taylor. The Board has determined that each proposed member of the nominating and corporate governance committee is independent under the Nasdaq listing standards. The chairperson of the nominating and corporate governance committee is expected to be Mr. Stephen M. Cook.

The nominating and corporate governance committee will be responsible for, among other things:
•
identifying individuals qualified to become members of the board of directors of the Combined Company, consistent with criteria approved by the board of directors of the Combined Company;

•
overseeing succession planning for the Combined Company’s Chief Executive Officer and other executive officers;

•
periodically reviewing the leadership structure of the board of directors of the Combined Company and recommending any proposed changes to the board of directors of the Combined Company;

•
overseeing an annual evaluation of the effectiveness of the board of directors of the Combined Company and its committees; and

•
developing and recommending to the board of directors of the Combined Company a set of corporate governance guidelines.

Risk Oversight
The Combined Company’s board of directors will be responsible for overseeing the Combined Company’s risk management process. The Combined Company’s board of directors will focus on the Combined Company’s general risk management strategy, the most significant risks facing the Combined Company, and will oversee the implementation of risk mitigation strategies by management. The audit committee of the Combined Company will also be responsible for discussing the Combined Company’s policies with respect to risk assessment and risk management. The Combined Company’s board of directors believes its administration of its risk oversight function has not negatively affected the leadership structure of the Combined Company’s board of directors.
Code of Ethics
The Combined Company will adopt the code of ethics that will apply to all of its employees, officers and directors, including those officers responsible for financial reporting. Following the consummation of the Business Combination, the code of ethics will be available on the Combined Company’s website at https://www.reservoir-media.com. Information contained on or accessible through Combined Company’s website is not a part of this prospectus, and the inclusion of such website address in this prospectus is an inactive textual reference only. The Combined Company intends to disclose any amendments to the code of ethics, or any waivers of its requirements, on its website to the extent required by the requirements of applicable law and Nasdaq listing rules.
Compensation Committee Interlocks and Insider Participation
No member of the board of directors or compensation committee of the Combined Company has ever been an officer or employee of either ROCC or Reservoir. None of the Combined Company’s expected executive officers serve, or have served during the last year, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other entity that has one or more executive officers serving as a member of the board of directors or the compensation committee of either ROCC or Reservoir.
Non-Employee Director Compensation
Following the consummation of the Business Combination, the board of directors of the Combined Company intends to approve a non-employee director compensation program. Pursuant to this non-employee director compensation program, the Combined Company’s non-employee directors will receive both cash and equity compensation for his or her service as a member of the Combined Company’s board of directors.
Executive Compensation
Following the consummation of the Business Combination, the following individuals will serve as executive officers of the Combined Company: Ms. Golnar Khosrowshahi as the Chief Executive Officer, Mr. Rell Lafargue as the President and Chief Operating Officer and Mr. Jim Heindlmeyer as the Chief

Financial Officer. See “Management of Reservoir — Compensation of Executive Officers and Directors” for historical compensation for the above-named executive officers.
Following the consummation of the Business Combination, Reservoir intends to develop an executive compensation program that is designed to align compensation with the Combined Company’s business objectives and the creation of stockholder value, while enabling the Combined Company to attract, retain, incentivize and reward individuals who contribute to the long-term success of the Combined Company. Decisions on the executive compensation program will be made by the Combined Company’s compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ROCC AND THE COMBINED COMPANY
The following table sets forth information regarding the beneficial ownership of shares of ROCC Common Stock as of the Record Date prior to the consummation of the Business Combination (pre-Business Combination) and of shares of the Combined Company’s common stock immediately following the consummation of the Business Combination (post-Business Combination), assuming that no Public Shares are redeemed and, alternatively, that the maximum number of Public Shares is redeemed, by:
•
each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by ROCC to be the beneficial owner of more than 5% of shares of ROCC Common Stock or of the Combined Company’s common stock (assuming no redemptions);

•
each of ROCC’s current executive officers and directors and all of ROCC’s current executive officers and directors as a group; and

•
each person who will (or is expected to) become an executive officer or director of the Combined Company following the consummation of the Business Combination and all executive officers and directors of the Combined Company as a group following the consummation of the Business Combination.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, ROCC believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately following the consummation of the Business Combination, sole voting and investment power with respect to all shares of ROCC Common Stock that they beneficially own, subject to applicable community property laws. Any shares of ROCC Common Stock subject to options or warrants exercisable within 60 days following the consummation of the Business Combination are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.
The beneficial ownership of shares of ROCC Common Stock prior to the consummation of the Business Combination (pre-Business Combination) is based on 14,650,000 issued and outstanding shares of ROCC Common Stock as of July 6, 2021. The beneficial ownership of shares of ROCC Common Stock following the consummation of the Business Combination (post-Business Combination) is based on 73,299,387 shares of ROCC Common Stock to be outstanding and assumes (i) the issuance of the Merger Consideration Shares and (ii) the issuance of 15,000,000 shares in the PIPE Investment.
The expected beneficial ownership of shares of ROCC Common Stock following the consummation of the Business Combination (post-Business Combination) assuming none of our Public Shares are redeemed has been determined based upon the following: (i) no ROCC’s stockholder has exercised its redemption rights to receive cash from the Trust Account in exchange for its ROCC Common Stock and we have not issued any additional ROCC Common Stock; and (ii) there will be an aggregate of 14,650,000 shares of ROCC Common Stock issued and outstanding at the Closing (after accounting for certain de minimis rounding adjustments that may occur in the allotment of the Merger Consideration Shares).
The expected beneficial ownership of shares of ROCC Common Stock following the consummation of the Business Combination (post-Business Combination) assuming the maximum of 10,635,694 Public Shares have been redeemed has been determined based on the following: (i) the ROCC’s stockholders (other than the ROCC’s stockholders listed in the table below) have exercised their redemption rights with respect to Public Shares; and (ii) there will be an aggregate of 4,014,306 shares of ROCC Common Stock issued and outstanding at the Closing (after accounting for certain de minimis rounding adjustments that may occur in the allotment of the Merger Consideration Shares).

	Pre-Business Combination		Post-Business Combination
	Common Stock		Assuming No Redemptions		Assuming 100% Redemptions
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Outstanding Shares of Common Stock	Number of Shares	%	Number of Shares	%
Directors and Executive Officers of ROCC:
Byron Roth(2)	2,234,000	15.2%	2,234,000	3.0%	2,234,000	3.6%
Gordon Roth(3)	2,097,063	14.3	2,097,063	2.9	2,097,063	3.3
Aaron Gurewitz(4)	35,425	*	35,425	*	35,425	*
John Lipman(5)	397,638	2.5	397,638	*	397,638	*
Rick Hartfiel(6)	—	—	15,000	*	15,000	*
Molly Montgomery(7)	88,189	*	88,189	*	88,189	*
Daniel M. Friedberg(8)	88,189	*	88,189	*	88,189	*
Adam Rothstein(9)	113,189	*	113,189	*	113,189	*
All Directors and Executive Officers of ROCC as a Group (8 Individuals)	2,985,441	20.1	3,000,441	4.1	3,000,441	4.8
ROCC’s 5% Stockholders:
CR Financial Holdings, Inc.(10)	2,068,252	19.1	2,068,252	2.8	2,068,252	3.3
Polar Asset Management Partners Inc.(11)	750,000	5.1	750,000	1.0	750,000	1.2
Castle Creek Arbitrage, LLC(12)	849,501	5.8	849,501	1.2	849,501	1.4
683 Capital Management, LLC(13)	936,624	6.4	936,624	1.3	936,624	1.5
Directors and Executive Officers of the Combined Company:
Golnar Khosrowshahi(14)	—	—	344,509	*	344,509	*
Rell Lafargue(14)	—	—	344,509	*	344,509	*
Jim Heindlmeyer(14)	—	—	55,121	*	55,121	*
Stephen M. Cook(15)	—	—	960,699	1.3	960,699	1.5
Ezra S. Field	—	—	—	—	—	—
Neil de Gelder	—	—	—	—	—	—
Jennifer G. Koss	—	—	—	—	—	—
Adam Rothstein(9)	113,189	*	113,189	*	113,189	*
Ryan P. Taylor(16)	—	—	13,268,949	18.1	13,268,949	21.2
All Directors and Executive Officers of the Combined Company as a Group (8 Individuals)			15,086,976	20.6	15,086,976	24.1
5% Stockholders of the Combined Company:
Wesbild Inc.(17)	—	—	27,554,085	37.6	27,554,085	44.0
ER Reservoir LLC(18)	—	—	13,268,949	18.1	13,268,949	21.2

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the stockholders is (i) c/o Roth CH Acquisition II Co., 888 San Clemente Drive, Newport Beach, California 92660 prior to the consummation of the Business Combination and (ii) c/o Reservoir Media, Inc., 75 Varick Street, 9th Floor, New York, New York 10013 following the consummation of the Business Combination.
(2)
Consists of 2,068,252 shares of ROCC Common Stock owned by CR Financial Holdings, Inc., over which each of Mr. Byron Roth and Mr. Gordon Roth have voting and dispositive power, 105,643 Founder Shares and 10,105 shares of ROCC Common Stock underlying the Private Units and, following the consummation of the Business Combination, 50,000 PIPE Shares to be issued in the PIPE Investment to 8 is Awesome, LLC, an entity affiliated with Byron Roth.

(3)
Consists of 2,068,252 shares owned by CR Financial Holdings, Inc., over which Mr. Byron Roth and Mr. Gordon Roth have voting and dispositive power, 21,732 Founder Shares and 2,079 shares of ROCC Common Stock underlying the Private Units and, following the consummation of the Business Combination, 5,000 PIPE Shares to be issued in the PIPE Investment.

(4)
Consists of 30,425 shares owned by AMG Trust Established January 23, 2007, for which Mr. Aaron Gurewitz is trustee, consisting of 27,769 Founder Shares and 2,656 shares of ROCC Common Stock underlying the Private Units and, following the consummation of the Business Combination, 5,000 PIPE Shares to be issued in the PIPE Investment.

(5)
Consists of 271,654 Founder Shares and 25,984 shares of ROCC Common Stock underlying the Private Units and, following the consummation of the Business Combination, 100,000 PIPE Shares to be issued in the PIPE Investment.

(6)
Consists of 15,000 PIPE Shares to be issued in the PIPE Investment following the consummation of the Business Combination.

(7)
Consists of 80,490 Founder Shares and 7,699 shares of ROCC Common Stock underlying the Private Units.

(8)
Consists of shares of ROCC Common Stock owned by Hampstead Park Capital Management LLC, of which Mr. Friedberg is the managing member. Consists of 80,490 Founder Shares and 7,699 shares of ROCC Common Stock underlying the Private Units.

(9)
Consists of 80,490 Founder Shares and 7,699 shares of ROCC Common Stock underlying the Private Units and, following the consummation of the Business Combination, 25,000 PIPE Shares to be issued in the PIPE Investment.

(10)
Byron Roth and Gordon Roth have voting and dispositive power over the shares owned by CR Financial Holdings, Inc.

(11)
The information reported is based on a Schedule 13G filed on February 10, 2021. According to the Schedule 13G, as of December 31, 2020, Polar Asset Management Partners Inc. (“Polar”), which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company and certain managed accounts, has sole voting and dispositive power with respect to 750,000 shares of ROCC Common Stock. The address for Polar is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(12)
The information reported is based on a Schedule 13G filed on February 16, 2021. According to the Schedule 13G, as of December 31, 2020, Castle Creek Arbitrage, LLC (“Castle Creek”) and Mr. Allan Weine may be deemed to beneficially own the shares of ROCC Common Stock directly owned by CC ARB West, LLC (“CC Arb”) and CC Arbitrage, Ltd. (“CC Arbitrage”). Each of Castle Creek and Mr. Weine has shared voting and dispositive power with respect to 849,501 shares of ROCC Common Stock. CC Arb has shared voting and dispositive power with respect to 715,280 shares of ROCC Common Stock. CC Arbitrage has shared voting and dispositive power with respect to 134,221 shares of ROCC Common Stock. The address for each of Castle Creek, Mr. Weiner, CC Arb and CC Arbitrage is 190 South LaSalle Street, Suite 3050, Chicago, Illinois 60603.

(13)
The information reported is based on a Schedule 13G filed on April 26, 2021. According to the Schedule 13G, as of April 26, 2021, 683 Capital Partners, LP and 683 Maiden Fund LP beneficially owned 911,624 (not including 175,000 shares of Common Stock issuable upon the exercise of warrants that are not exercisable within 60 days) and 25,000 shares of Common Stock, respectively. 683 Capital Management, LLC, as the investment manager of each of 683 Capital Partners, LP and 683 Maiden Fund LP, may be deemed to have beneficially owned the 936,624 shares of Common Stock beneficially owned by 683 Capital Partners, LP and 683 Maiden Fund LP. Ari Zweiman, as the managing member of

683 Capital Management, LLC, may be deemed to have beneficially owned the 936,624 shares of Common Stock beneficially owned by 683 Capital Management, LLC. The business address for each of 683 Capital Management, LLC, 683 Capital Partners, LP, 683 Maiden Fund LP and Ari Zweiman is 3 Columbus Circle, Suite 2205, New York, NY 10019.
(14)
Represents shares of the Combined Company's common stock that could be received upon exercise of the Exchanged Options.

(15)
Consists of the Merger Consideration Shares, which will be distributed by RS Reservoir, LLC, a stockholder of Reservoir as of the date of this proxy statement, to Mr. Stephen M. Cook and BTCSJC Music LLC contemporaneously with the consummation of the Business Combination. Mr. Cook will have sole voting and dispositive power over the shares of the Combined Company’s common stock to be owned by BTCSJC Music LLC following the consummation of the Business Combination. The address of each of Mr. Cook and BTCSJC Music LLC is 617 Blanco Street, Austin, Texas 78703.

(16)
Consists of the Merger Consideration Shares, which will be distributed by RS Reservoir, LLC, a stockholder of Reservoir as of the date of this proxy statement, to ER Reservoir LLC contemporaneously with the consummation of the Business Combination. Mr. Taylor will share voting and dispositive power over the shares of the Combined Company’s common stock to be owned by ER Reservoir LLC following the consummation of the Business Combination. The address of Mr. Taylor is c/o Richmond Hill Investment Co., LP, 375 Hudson Street, 12th Floor, New York, New York 10014.

(17)
Consists of the Merger Consideration Shares. Hassan Khosrowshahi is the father of Golnar Khosrowshahi and the chairman of Wesbild Inc.

(18)
Consists of the Merger Consideration Shares, which will be distributed by RS Reservoir, LLC, a stockholder of Reservoir as of the date of this proxy statement, to ER Reservoir LLC contemporaneously with the consummation of the Business Combination. Mr. Taylor will share voting and dispositive power over the shares of the Combined Company’s common stock to be owned by ER Reservoir LLC following the consummation of the Business Combination. The address of Mr. Taylor is c/o Richmond Hill Investment Co., LP, 375 Hudson Street, 12th Floor, New York, New York 10014.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
ROCC’s Relationships and Related Party Transactions
Founder Shares
In February 2019, CR Financial Holdings, Inc., an entity affiliated with Roth, purchased an aggregate of 100 shares of ROCC Common Stock for an aggregate purchase price of $25,000. On June 29, 2020, we effected a stock dividend of 43,125 shares of ROCC Common Stock for each share of ROCC Common Stock outstanding, resulting in an aggregate of 4,312,500 shares of ROCC Common Stock being held by CR Financial Holdings, Inc. On August 31, 2020, CR Financial Holdings, Inc. transferred back to us 1,437,500 shares of ROCC Common Stock, for nominal consideration, which shares were cancelled, resulting in there being an aggregate of 2,875,000 shares of ROCC Common Stock outstanding and being held by CR Financial Holdings, Inc. Furthermore, on August 31, 2020, CHLM Sponsor-1 LLC, an entity affiliated with Craig-Hallum, and certain of our directors and executive officers purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares of ROCC Common Stock for an aggregate purchase price of $6,485.56. As of the date of this proxy statement, there are 3,150,000 shares of ROCC Common Stock outstanding and held by the Initial Stockholders.
The Initial Stockholders have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until (i) with respect to 50% of the Founder Shares, the earlier of six months after the consummation of the Business Combination and the date on which the closing price of ROCC Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the consummation of the Business Combination and (ii) with respect to the remaining 50% of the Founder Shares, six months after the consummation of the Business Combination or earlier, in either case, if, subsequent to the consummation of the Business Combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of ROCC Common Stock for cash, securities or other property.
Promissory Note
On August 23, 2020, we issued an unsecured promissory note to CR Financial Holdings, Inc., an entity affiliated with Roth, pursuant to which we borrowed an aggregate principal amount of $200,000 as of September 30, 2020. The promissory note was repaid at the closing of the IPO on December 15, 2020.
Private Units
In addition, simultaneously with the closing of the IPO, the Initial Stockholders purchased in a private placement transaction an aggregate of 275,000 Private Units at a price of $10.00 per Private Unit for an aggregate purchase price of $2,750,000. Each Private Unit consists of one share of common stock and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one share of ROCC Common Stock at a price of $11.50 per full share, subject to adjustment. The proceeds from the sale of the Private Units were added to the proceeds from the IPO held in the Trust Account. If we do not consummate the Business Combination prior to December 15, 2022, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares, subject to the requirements of applicable law.
ROCC Registration Rights Agreement
Pursuant to the registration rights agreement, dated as of December 10, 2020 (the “ROCC Registration Rights Agreement”), the holders of the Founder Shares, the Private Units (and underlying securities) and any securities issued to the Initial Stockholders, officers, directors or their affiliates in payment of any working capital loans made to ROCC will be entitled to registration rights. The holders of the majority of the Founder Shares, the Private Units and any working capital loans made to ROCC are entitled to make up to two demands that we register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder Shares are to be released from escrow. The holders of the majority of the Private Units (and underlying securities) and securities issued in payment of any working capital loans made to ROCC (or underlying securities) can elect to exercise these registration rights at any time after the consummation of the Business Combination. In addition, the holders of the Founder Shares and the Private Units any working capital loans made to ROCC have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of the Business Combination. The ROCC Registration Rights Agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering our securities. We will bear the expenses incurred in connection with the filing of any such registration statements. Notwithstanding the foregoing, we may not exercise demand or piggyback rights after five and seven years, respectively, from the effective date of the IPO and may not exercise demand rights on more than one occasion in respect of all registrable securities.
The ROCC Registration Rights Agreement was amended and restated in connection with the execution of the Merger Agreement. See “— The Combined Company’s Relationships and Related Party Transactions — Amended and Restated Registration Rights Agreement.”
Participation in PIPE Investment
Each of Roth and Craig-Hallum participated in the PIPE Investment, subscribing for 473,000 PIPE Shares and 393,000 PIPE Shares, respectively, at $10.00 per share. In addition, Mr. Byron Roth subscribed for 50,000 PIPE Shares, Mr. Gordon Roth subscribed for 5,000 PIPE Shares, Mr. Aaron Gurewitz subscribed for 5,000 PIPE Shares, Mr. Adam Rothstein subscribed for 25,000 PIPE Shares, Mr. John Lipman subscribed for 100,000 PIPE Shares and Mr. Rick Hartfiel subscribed for 15,000 PIPE Shares, in each case, in the PIPE Investment for $10.00 per share, either directly or through entities with which they are affiliated.
Relationships with Roth and Craig-Hallum
Each of Mr. Byron Roth, Mr. Gordon Roth and Mr. Aaron Gurewitz is affiliated with Roth, and each of Mr. John Lipman and Mr. Rick Hartfiel is affiliated with Craig-Hallum, in addition to being our executive officers or directors (or both, in the case of Mr. Byron Roth and Mr. John Lipman), as applicable. While no direct compensation arrangements regarding such individuals have been entered into regarding fees, such individuals may benefit indirectly from any amounts payable to Roth and Craig-Hallum, as applicable, in respect of marketing fees, costs and expenses incurred by Roth and Craig-Hallum in connection with the identification, review and negotiation and approval of the Business Combination.
Code of Ethics and Related Party Transactions Policy
Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the ROCC Board or the audit committee of the ROCC Board. Related party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) we or any of our subsidiaries is a participant, and (iii) any (x) executive officer, director or nominee for election as a director, (y) greater than 5% beneficial owner of ROCC Common Stock, or (z) immediate family member of the persons referred to in clauses (x) and (y) has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position. The audit committee of the ROCC Board, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our executive officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by the audit committee of the ROCC Board and a majority of our disinterested independent directors, or the members of the ROCC Board who do not have an interest in the transaction, in either case, who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any related party transaction unless the audit committee of the ROCC Board and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such transaction from unaffiliated third parties.

We also require each of our executive officers and directors to complete on an annual basis a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, executive officer or employee.
Reservoir’s Relationships and Related Party Transactions
There were no related party transactions for the years ended March 31, 2020 and 2019 or the nine months ended December 31, 2020 that are required to be disclosed pursuant to Item 404 of Regulation S-K. See note 11 to Reservoir’s consolidated financial statements for the years ended March 31, 2020 and 2019 and note 11 to Reservoir’s consolidated condensed financial statements for the nine months ended December 31, 2020 for the amounts due to and from related parties for such periods pursuant to various shared services agreements relating to (x) information technology, employee benefits and payroll, accounting and administration services and (y) employees who perform services for Reservoir and its subsidiaries and related parties.
The Combined Company’s Relationships and Related Party Transactions
Tommy Boy Purchase Agreement
On June 2, 2021, Reservoir entered into the Tommy Boy Purchase Agreement to acquire U.S. based record label and music publishing company Tommy Boy for approximately $100 million. Mr. Stephen M. Cook and Mr. Ryan P. Taylor, who are members of the board of directors of Reservoir as of the date of this proxy statement and are director nominees to the Combined Company’s board of directors, were members of the board of managers of Tommy Boy and had an equity interest in both Reservoir and Tommy Boy prior to the Tommy Boy Purchase Closing Date. See “Management's Discussion and Analysis of Financial Condition and Results of Operations of Reservoir — Business Overview and Recent Developments — Tommy Boy Purchase Agreement” for additional information regarding the Tommy Boy Purchase Agreement.
Stockholders Agreement
In connection with the execution of the Merger Agreement, on April 14, 2021, ROCC entered into the Stockholders Agreement with the Sponsor and Reservoir. The Stockholders Agreement will become effective upon the consummation of the Business Combination. Pursuant to the terms of the Stockholders Agreement, for a period of two years following the Closing, the Combined Company will be obligated to nominate an individual for election to the Combined Company’s board of directors, or any committee thereof, that is mutually selected by the Sponsor and the Combined Company. The initial designee to the Combined Company’s board of directors is Adam Rothstein. In addition, pursuant to the Stockholders Agreement, for a period of two years following the Closing, the Sponsor has agreed to vote, or cause to be voted, at any meeting of the Combined Company’s stockholders called for the purpose of electing the applicable class of directors all of the shares of ROCC Common Stock held by the Sponsor in favor of the election of an individual mutually selected by the Sponsor and the Combined Company.
Amended and Restated Registration Rights Agreement
In connection with the execution of the Merger Agreement, on April 14, 2021, ROCC entered into the Amended and Restated Registration Rights Agreement with certain holders of ROCC Common Stock and the holders of all of Reservoir Common Stock. The Amended and Restated Registration Rights Agreement will become effective upon the consummation of the Business Combination. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, ROCC has agreed to grant to the holders of Reservoir Common Stock the same rights to registration of the shares of ROCC Common Stock to be received by the holders of Reservoir Common Stock in connection with the consummation of the Business Combination as the holders of ROCC Common Stock signatory to the ROCC Registration Rights Agreement were granted in connection with the IPO. See “— ROCC’s Relationships and Related Party Transactions — ROCC Registration Rights Agreement” for a description of the ROCC Registration Rights Agreement.

Indemnification Agreements
The Proposed Charter will contain provisions limiting the liability of the members of the Combined Company’s board of directors, and the Combined Company’s amended and restated bylaws, which will be effective upon the consummation of the Business Combination, will provide that the Combined Company will indemnify each of the members of the Combined Company’s board of directors and officers to the fullest extent permitted under Delaware law. The Combined Company’s bylaws will also provide the board of directors with discretion to indemnify employees and agents of the Combined Company.
The Combined Company intends to enter into indemnification agreements with each of its directors and executive officers and certain other key employees. The indemnification agreements will provide that the Combined Company will indemnify each of its directors and executive officers and such other key employees against any and all expenses incurred by such director, executive officer or other key employee because of his or her status as one of the Combined Company’s directors, executive officers or other key employees, to the fullest extent permitted by Delaware law, the Proposed Charter and the Combined Company’s amended and restated bylaws. In addition, the indemnification agreements will provide that, to the fullest extent permitted by Delaware law, the Combined Company will advance all expenses incurred by its directors, executive officers and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer or key employee.
Related Party Transactions Policy
Effective upon the consummation of the Business Combination, the Combined Company’s board of directors expects to adopt a written policy on transactions with related parties that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Related party transactions are defined as transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) we or any of our subsidiaries is a participant, and (iii) any (x) executive officer, director or nominee for election as a director, (y) greater than 5% beneficial owner of the Combined Company’s common stock, or (z) immediate family member of the persons referred to in clauses (x) and (y) has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). Under the policy, the Combined Company’s general counsel will be primarily responsible for developing and implementing processes and procedures to obtain information regarding related parties with respect to potential related party transactions and then determining, based on the facts and circumstances, whether such potential related party transactions do, in fact, constitute related party transactions requiring compliance with the policy. If the Combined Company’s general counsel determines that a transaction or relationship is a related party transaction requiring compliance with the policy, the Combined Company’s general counsel will be required to present to the Combined Company’s audit committee all relevant facts and circumstances relating to the related party transaction. The Combined Company’s audit committee will be required to review the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the Combined Company’s code of ethics (which will also be put in place in connection with the consummation of the Business Combination), and either approve or disapprove the related party transaction. If the Combined Company’s audit committee’s approval of a related party transaction requiring the Combined Company’s audit committee’s approval is not feasible in advance of such related party transaction, then the transaction may be preliminarily entered into upon prior approval of the transaction by the chair of the Combined Company’s audit committee, subject to ratification of the transaction by the Combined Company’s audit committee at the Combined Company’s audit committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, the Combined Company’s management will make all reasonable efforts to cancel or annul the related party transaction. If a transaction was not initially recognized as a related party transaction, then, upon such recognition, the related party transaction will be presented to the Combined Company’s audit committee for ratification at the Combined Company’s audit committee’s next regularly scheduled meeting; provided, however, that, if the ratification is not forthcoming, the Combined Company’s management will make all reasonable efforts to cancel or annul the related party transaction. The Combined Company’s management will update the Combined Company’s audit committee as to any material changes to any approved or ratified related party transaction and will provide a status report at least annually of all then current related party transactions. No member of the Combined Company’s board of directors will be permitted to participate in approval of a related party transaction for which he or she is a related party.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) that elect to have their ROCC Common Stock redeemed for cash if the Business Combination is consummated. This discussion applies only to ROCC Common Stock that is held as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and does not address all of the U.S. federal income tax consequences that may be relevant to a U.S. Holder or a Non-U.S. Holder in light of their personal circumstances, including any tax consequences arising under the Medicare contribution tax on net investment income or alternative minimum tax consequences, or to such holders of ROCC Common Stock that are subject to special treatment under the Code, such as:
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financial institutions or financial services entities;

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brokers or dealers in securities or currencies;

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taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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real estate investment trusts and regulated investment companies;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own 5% or more of ROCC Common Stock;

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persons that acquired ROCC Common Stock pursuant to an exercise of employee share options in connection with employee share incentive plans or otherwise as compensation;

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individual retirement and other deferred accounts;

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persons that hold ROCC Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated transaction;

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U.S. Holders whose functional currency is not the U.S. dollar;

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controlled foreign corporations; or

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passive foreign investment companies.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “U.S. Holder” is a beneficial owner of ROCC Common Stock who or which is any of the following for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, including any entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate if its income is subject to U.S. federal income taxation regardless of its source; or

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a trust if (a) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has in effect a valid election under applicable U.S. treasury regulations to be treated as a U.S. person.

For purposes of this “— Material U.S. Federal Income Tax Considerations,” a “Non-U.S. Holder” is a beneficial owner of ROCC Common Stock who or that is, for U.S. federal income tax purposes:
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a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

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a foreign corporation; or

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an estate or trust that is not a U.S. Holder.

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of ROCC Common Stock. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold ROCC Common Stock through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of ROCC Common Stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.
This discussion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all of which as in effect as of the date of this proxy statement and all of which are subject to change, possibly with retroactive effect. We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF ROCC COMMON STOCK IN CONNECTION WITH THE BUSINESS COMBINATION. IT DOES NOT PROVIDE ANY ACTUAL REPRESENTATIONS AS TO ANY TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF ROCC COMMON STOCK, AND WE HAVE NOT OBTAINED ANY OPINION OF COUNSEL WITH RESPECT TO SUCH TAX CONSEQUENCES. AS A RESULT, EACH PROSPECTIVE INVESTOR IN ROCC COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF ROCC COMMON STOCK, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL AND NON-U.S. TAX LAWS AS WELL AS U.S. FEDERAL TAX LAWS AND ANY APPLICABLE TAX TREATIES.
Redemption of ROCC Common Stock
U.S. Holders
If a U.S. Holder redeems ROCC Common Stock into the right to receive cash pursuant to the exercise of a redemption right, for U.S. federal income tax purposes, such conversion or sale generally will be treated as a redemption and will be subject to the following rules. If the redemption qualifies as a sale of ROCC Common Stock under Section 302 of the Code, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in ROCC Common Stock. The regular U.S. federal income tax rate on capital gains recognized by U.S. Holders generally is the same as the regular U.S. federal income tax rate on ordinary income, except that, under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at reduced rates. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for ROCC Common Stock exceeds one year. It is unclear, however, whether the redemption rights with respect to ROCC Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. The deductibility of capital losses is subject to various limitations. U.S. Holders who recognize losses with respect to a disposition of ROCC Common Stock should consult their own tax advisors regarding the tax treatment of such losses.
Whether redemption of ROCC Common Stock qualifies for sale treatment will depend largely on the total number of shares of ROCC Common Stock treated as held by such U.S. Holder. The redemption of ROCC Common Stock generally will be treated as a sale or exchange of ROCC Common Stock (rather than as a distribution) if the receipt of cash upon the redemption (i) is “substantially disproportionate” with respect to a U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only ROCC Common Stock actually owned by such U.S. Holder, but also ROCC Common Stock that is constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to ROCC Common Stock owned directly, ROCC Common Stock owned by related individuals and entities in which such U.S. Holder has an interest or which have an interest in such U.S. Holder, as well as any ROCC Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include ROCC Common Stock that could be acquired pursuant to the exercise of warrants. In order to meet the substantially disproportionate test, the percentage of issued and outstanding ROCC Common Stock actually and constructively owned by a U.S. Holder immediately following the redemption of ROCC Common Stock must, among other requirements, be less than 80% of the percentage of issued and outstanding voting ROCC Common Stock actually and constructively owned by such U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of ROCC Common Stock actually and constructively owned by such U.S. Holder is redeemed or (ii) all of ROCC Common Stock actually owned by such U.S. Holder is redeemed and such U.S. Holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares of ROCC Common Stock owned by family members and such U.S. Holder does not constructively own any other shares of ROCC Common Stock. The redemption of ROCC Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a “meaningful reduction” in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of any such redemption.
If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution to the U.S. Holder. Such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of such earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) a U.S. Holder’s adjusted tax basis in such U.S. Holder’s ROCC Common Stock. Any remaining excess distribution will be treated as gain from the sale or exchange of ROCC Common Stock. Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to ROCC Common Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Non-U.S. Holders
If our redemption of a Non-U.S. Holder’s shares of ROCC Common Stock is treated as a sale or exchange, as discussed under “— U.S. Holders,” subject to the discussions of FATCA (as defined below) and backup withholding, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder);

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the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

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we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Non-U.S. Holder held ROCC Common Stock and, in the case where shares of ROCC Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of ROCC Common Stock at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. Holder’s holding period for the shares of ROCC Common Stock.
Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable tax treaty) on certain amounts of its effectively connected earnings and profits for the taxable year, as adjusted for certain items.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder in connection with a redemption treated as a sale or exchange will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless ROCC Common Stock is regularly traded on an established securities market, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that ROCC Common Stock will be treated as regularly traded on an established securities market. However, we believe that we have not been at any time since our formation a U.S. real property holding company and we do not expect to be a U.S. real property holding corporation immediately after the Business Combination is consummated but there can be no assurance in this regard. Holders should consult their tax advisors regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.
If the redemption of a Non-U.S. Holder’s shares of ROCC Common Stock is treated as a distribution, as discussed under “— U.S. Holders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides to the applicable withholding agent proper certification of its eligibility for such reduced rate (usually, on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in ROCC Common Stock redeemed. Any remaining excess distribution will be treated as gain on the sale or exchange of ROCC Common Stock and will be treated as described above. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation,” we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.
If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must provide to the applicable withholding agent an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its effectively connected earnings and profits for the taxable year, as adjusted for certain items.
FATCA Withholding Taxes
Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% withholding tax on payments of dividends on ROCC Common

Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically, certified by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be able to obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Proposed treasury regulations (on which taxpayers may rely until final regulations are issued) eliminate the 30% withholding tax that would otherwise apply to gross proceeds from the disposition of property that can produce U.S.-source dividends, such as ROCC Common Stock, and, consequently, FATCA withholding on gross proceeds is not expected to apply to gross proceeds paid from the sale or other disposition of ROCC Common Stock. U.S. Holders and Non-U.S. Holders should consult their tax advisers regarding the effects of FATCA on distributions on ROCC Common Stock.
Information Reporting and Backup Withholding
In general, information reporting requirements may apply to dividends received by U.S. Holders of ROCC Common Stock and the proceeds received on the sale, exchange or redemption of ROCC Common Stock effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally, on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. Any redemptions treated as dividend payments with respect to ROCC Common Stock and proceeds from the sale, exchange, redemption or other disposition of ROCC Common Stock may be subject to information reporting to the IRS and possible U.S. backup withholding. U.S. Holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.
Information returns may be filed with the IRS in connection with, and Non-U.S. Holders may be subject to backup withholding on, amounts received in respect of their ROCC Common Stock, unless the Non-U.S. Holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the Non-U.S. Holder otherwise establishes an exemption. Dividends paid with respect to ROCC Common Stock and proceeds from the sale or exchange of ROCC Common Stock received in the United States by a Non-U.S. Holder through certain U.S.-related financial intermediaries may be subject to information reporting and backup withholding unless such Non-U.S. Holder provides proof an applicable exemption or complies with certain certification procedures described above and otherwise complies with the applicable requirements of the U.S. information reporting and backup withholding rules.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against the U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.

DESCRIPTION OF ROCC’S SECURITIES
General
The Current Charter authorizes the issuance of 50,000,000 shares of ROCC Common Stock, par value $0.0001 per share. As of the date of this proxy statement, 14,650,000 shares of ROCC Common Stock are issued and outstanding.
ROCC Units
Each ROCC Unit consists of one share of ROCC Common Stock and one-half of one redeemable ROCC Warrant. Each whole ROCC Warrant entitles the holder thereof to purchase one share of ROCC Common Stock at a price of $11.50 per share. A holder of the ROCC Warrant may exercise its ROCC Warrants only for a whole number of shares of ROCC Common Stock. This means that only a whole ROCC Warrant may be exercised at any given time by a holder of such ROCC Warrant. Each ROCC Warrant becomes exercisable 30 days after the consummation of the Business Combination and will expire five years after the consummation of the Business Combination, or earlier upon redemption.
ROCC Common Stock
Holders of record of shares of ROCC Common Stock are entitled to one vote for each share held on all matters to be voted on by stockholders. In connection with any vote held to approve the Business Combination, the Initial Stockholders have agreed to vote the shares of ROCC Common Stock owned by them immediately prior to the IPO, any shares acquired in the IPO or following the IPO in the open market, in favor of the Business Combination.
ROCC will consummate the Business Combination only if public stockholders do not exercise conversion rights in an amount that would cause its net tangible assets to be less than $5,000,001 and the majority of the issued and outstanding shares of ROCC Common Stock present in person by virtual attendance or represented by proxy are voted in favor of the business combination.
Pursuant to the Current Charter, if ROCC fails to consummate the Business Combination or an initial business combination prior to December 15, 2022, ROCC will (i) ease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of the remaining holders of ROCC Common Stock and the ROCC Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of ROCC, subject (in the case of clauses (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. The Initial Stockholders have agreed to waive their rights to share in any distribution with respect to their shares of ROCC Common Stock.
Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the shares of ROCC Common Stock, except that public stockholders have the right to sell their shares of ROCC Common Stock to us in any tender offer or have their shares of ROCC Common Stock converted to cash equal to their pro rata share of the Trust Account if they vote on the Business Combination and the Business Combination is consummated. If we hold a stockholder vote to amend any provisions of the Current Charter relating to stockholder’s rights or pre-Business Combination activity (including the substance or timing within which we have to consummate the Business Combination), we will provide our public stockholders with the opportunity to redeem their shares of ROCC Common Stock upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of the then outstanding Public Shares, in connection with any such vote. In either of such events, converting stockholders would be paid their pro rata portion of the Trust Account promptly following consummation of the Business Combination or the approval of the amendment to the Current Charter. If the Business

Combination is not consummated or the amendment to the Current Charter is not approved, stockholders will not be paid such amounts.
ROCC Warrants
No ROCC Warrants are currently outstanding. Each whole ROCC Warrant entitles the registered holder to purchase one share of ROCC Common Stock at a price of $11.50 per share, at any time commencing 30 days after the consummation of the Business Combination. Only a whole ROCC Warrant may be exercised at any given time by a holder of ROCC Warrant. No Public Warrants will be exercisable for cash unless we have an effective and current registration statement covering the shares of ROCC Common Stock issuable upon exercise of the ROCC Warrants and a current prospectus relating to such shares of ROCC Common Stock. Notwithstanding the foregoing, if a registration statement covering the shares of ROCC Common Stock issuable upon exercise of the Public Warrants is not effective within 120 days from the consummation of the Business Combination, holders of ROCC Warrants may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise ROCC Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. The ROCC Warrants will expire at 5:00 p.m., New York City time five years from the consummation of the Business Combination.
In addition, if (x) we issue additional shares of ROCC Common Stock or equity-linked securities for capital raising purposes in connection with the consummation of the Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the ROCC Board), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination, and (z) the volume weighted average trading price of our shares of ROCC Common Stock during the 20 trading day period starting on the trading day prior to the day on which we consummate the Business Combination (such price, the “Market Price”) is below $9.20 per share, the exercise price of the ROCC Warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the Market Price.
We may call the outstanding ROCC Warrants (excluding the ROCC Warrants underlying the Private Units) for redemption, in whole and not in part, at a price of $0.01 per ROCC Warrant:
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at any time after the ROCC Warrants become exercisable;

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upon not less than 30 days’ prior written notice of redemption to each holder of the ROCC Warrants;

•
if, and only if, the last reported sale price of the shares of ROCC Common Stock equals or exceeds $18.00 per share, for any 20 trading days within a 30-day trading period commencing after the ROCC Warrants become exercisable and ending on the third business day prior to the notice of redemption to holders of the ROCC Warrants; and

•
if, and only if, there is a current registration statement in effect with respect to the shares of ROCC Common Stock underlying the ROCC Warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the ROCC Warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of the ROCC Warrants will have no further rights except to receive the redemption price for such holder’s ROCC Warrant upon surrender of such ROCC Warrant.
The redemption criteria for the ROCC Warrants have been established at a price which is intended to provide holders of ROCC Warrants a reasonable premium to the initial exercise price and provide a sufficient differential between the then prevailing share price and the exercise price for ROCC Warrants so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the ROCC Warrants.
If we call the ROCC Warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event,

each holder would pay the exercise price by surrendering the ROCC Warrants for that number of shares of ROCC Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of ROCC Common Stock underlying the ROCC Warrants, multiplied by the difference between the exercise price of the ROCC Warrants and the “fair market value” by (y) the fair market value. The “fair market value” for this purpose shall mean the average reported last sale price of our ROCC Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of ROCC Warrants. Whether we will exercise our option to require all holders to exercise their ROCC Warrants on a “cashless basis” will depend on a variety of factors including the price of ROCC Common Stock at the time the ROCC Warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.
The exercise price and number of shares of ROCC Common Stock issuable on exercise of the ROCC Warrants may be adjusted in certain circumstances, including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the ROCC Warrants will not be adjusted for issuances of shares of ROCC Common Stock at a price below their respective exercise prices.
The ROCC Warrants may be exercised upon surrender of the certificate representing the ROCC Warrant on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of ROCC Warrants being exercised. The holders of the ROCC Warrants do not have the rights or privileges of holders of shares of ROCC Common Stock and any voting rights until they exercise their ROCC Warrants and receive shares of ROCC Common Stock. After the issuance of shares of ROCC Common Stock upon exercise of the ROCC Warrants, each holder will be entitled to one vote for each share of ROCC Common Stock held of record on all matters to be voted on by stockholders.
Except as described above, no Public Warrants will be exercisable for cash and we will not be obligated to issue shares of ROCC Common Stock unless, at the time a holder seeks to exercise such Public Warrant, a prospectus relating to the shares of ROCC Common Stock issuable upon exercise of the ROCC Warrants is current and the shares of ROCC Common Stock have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the ROCC Warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the shares of ROCC Common Stock issuable upon exercise of the ROCC Warrants until the expiration of the ROCC Warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the shares of ROCC Common Stock issuable upon exercise of the ROCC Warrants, holders will be unable to exercise their ROCC Warrants, and we will not be required to settle any such exercise. If the prospectus relating to the shares of ROCC Common Stock issuable upon the exercise of the ROCC Warrants is not current or if ROCC Common Stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the ROCC Warrants reside, we will not be required to net cash settle or cash settle the exercise of the ROCC Warrants, the ROCC Warrants may have no value, the market for the ROCC Warrants may be limited and the ROCC Warrants may expire worthless.
Holders of the ROCC Warrants may elect to be subject to a restriction on the exercise of their ROCC Warrants such that electing holders would not be able to exercise their ROCC Warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.9% of the shares of ROCC Common Stock outstanding.
No fractional shares will be issued upon exercise of the ROCC Warrants. If, upon exercise of the ROCC Warrants, a holder would be entitled to receive a fractional interest in a share of ROCC Common Stock, we will, upon exercise, round down to the nearest whole number the number of shares of ROCC Common Stock to be issued to the holder of the ROCC Warrants.
We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim.

Dividends
ROCC has not paid any cash dividends on our shares of ROCC Common Stock to date and does not intend to pay cash dividends prior to the consummation of the Business Combination. The payment of cash dividends in the future will depend upon our revenues and earnings, if any, capital requirements and general financial condition following the consummation of the Business Combination. The payment of any dividends following the consummation of the Business Combination will be within the discretion of the Combined Company’s board of directors. See “Market Price, Ticker Symbols and Dividend Information — The Combined Company — Dividend Policy.”
Certain Anti-Takeover Provisions of Delaware Law and the Current Charter and Bylaws
We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers upon completion of this offering. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:
•
a stockholder who owns 10% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•
an affiliate of an interested stockholder; or

•
an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 of the Delaware General Corporation Law do not apply if:
•
the ROCC Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•
after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of ROCC Common Stock; or

•
on or subsequent to the date of the transaction, the business combination is approved by the ROCC Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Exclusive Forum for Certain Lawsuits
The Current Charter requires that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions not including claims that arise under the Securities Act or the Exchange Act, may be brought only in the Court of Chancery in the State of Delaware. This provision may have the effect of discouraging lawsuits against our directors and officers.
Special Meeting of Stockholders
Our bylaws provide that special meetings of our stockholders may be called only by a majority vote of the ROCC Board, by our Chief Executive Officer or by our Chairman.
Advance Notice Requirements for Stockholder Proposals and Director Nominations
Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be delivered to our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Authorized but Unissued Shares
Authorized but unissued ROCC Common Stock is available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved ROCC Common Stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

DESCRIPTION OF THE COMBINED COMPANY’S SECURITIES
The following summary sets forth the material terms of our securities following the Business Combination assuming that the Proposed Charter is approved by our stockholders. The following summary is not intended to be a complete summary of the rights and preferences of such securities, and is qualified by reference to the Proposed Charter, a copy of which is attached as Annex B to this proxy statement, and the Combined Company’s amended and restated bylaws, a copy of which is attached as Annex C to this proxy statement. We urge you to read the Proposed Charter and the Combined Company’s amended and restated bylaws in their entirety for a complete description of the rights and preferences of our securities following the consummation of the Business Combination.
Authorized and Outstanding Stock
The Proposed Charter authorizes the issuance of 825,000,000 shares of capital stock, consisting of 750,000,000 shares of the Combined Company’s common stock, $0.0001 par value per share, and 75,000,000 shares of preferred stock, $0.0001 par value per share. As of the Record Date, there were 14,650,000 shares of ROCC Common Stock outstanding. No shares of preferred stock are outstanding as of the date of this proxy statement.
Voting Power
Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of Combined Company’s common stock possess all voting power for the election of the Combined Company’s directors and all other matters requiring stockholder action. Holders of the Combined Company’s common stock are entitled to one vote per share on matters to be voted on by stockholders.
Dividends
Subject to applicable law and the rights and preferences of any holders of any outstanding series of the Combined Company’s preferred stock, the holders of the Combined Company’s common stock, as such, shall be entitled to the payment of dividends on the Combined Company’s common stock when, as and if declared by the board of directors of the Combined Company in accordance with applicable law.
Liquidation
Subject to the rights and preferences of any holders of any shares of any outstanding series of the Combined Company’s preferred stock, in the event of any liquidation, dissolution or winding up of the Combined Company, whether voluntary or involuntary, the funds and assets of the Combined Company that may be legally distributed to the Combined Company’s stockholders shall be distributed among the holders of the then outstanding the Combined Company’s common stock pro rata in accordance with the number of shares of the Combined Company’s common stock held by each such holder.
Preemptive or Other Rights
There are no sinking fund provisions applicable to the Combined Company’s common stock.
Anti-Takeover Provisions
Proposed Charter and Amended and Restated Bylaws
Among other things, the Proposed Charter and the amended and restated bylaws will include the following provisions:
•
a staggered board, which means that the Combined Company’s board of directors is classified into three classes of directors with staggered three-year terms and directors are only able to be removed from office for cause;

•
limitations on convening special meetings of stockholders, which could make it difficult for the Combined Company’s stockholders to adopt desired governance changes;

•
a prohibition on stockholder action by written consent, which means that the Combined Company’s stockholders will only be able to take action at a meeting of stockholders and will not be able to take action by written consent for any matter;

•
the authorization of undesignated preferred stock, the terms of which may be established and shares of which may be issued without further action by the Combined Company’s stockholders; and

•
advance notice procedures, which apply for stockholders to nominate candidates for election as directors or to bring matters before an annual meeting of stockholders.

The amendment of any of these provisions would require approval by the holders of at least 66 2∕3% of all of the then outstanding capital stock entitled to vote generally in the election of directors.
The combination of these provisions will make it more difficult for the existing stockholders to replace the Combined Company’s board of directors as well as for another party to obtain control of the Combined Company by replacing the Combined Company’s board of directors. Because the Combined Company’s board of directors has the power to retain and discharge its officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for the Combined Company’s board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change our control.
These provisions are intended to enhance the likelihood of continued stability in the composition of the Combined Company’s board of directors and its policies and to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to reduce the Combined Company’s vulnerability to hostile takeovers and to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for the Combined Company’s shares and may have the effect of delaying changes in our control or management. As a consequence, these provisions may also inhibit fluctuations in the market price of our stock.
Delaware Anti-Takeover Law
As a Delaware corporation, the Combined Company is also subject to provisions of Delaware law, including Section 203 of the Delaware General Corporation Law, which prevents interested stockholders, such as certain stockholders holding more than 15% of the Combined Company’s outstanding Common Stock, from engaging in certain business combinations unless (i) prior to the time such stockholder became an interested stockholder, the board of directors of the Combined Company approved the transaction that resulted in such stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the Combined Company’s outstanding Common Stock or (iii) following approval by the board of directors of the Combined Company, such business combination receives the approval of the holders of at least two-thirds of the Combined Company’s outstanding Common Stock not held by such interested stockholder at an annual or special meeting of stockholders.
Choice of Forum
The Proposed Charter and the amended and restated bylaws each of which will become effective prior to the consummation of the Business Combination, will provide that, unless we consent in writing to the selection of an alternative forum, the Chancery Court of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on our behalf, (ii) any action, suit or proceeding asserting a claim of breach of fiduciary duty owed by any of our directors, officers, or stockholders to us or to our stockholders, (iii) any action, suit or proceeding asserting a claim arising pursuant to the Delaware General Corporation Law, the Proposed Charter or the amended and restated bylaws or (iv) any action, suit or proceeding asserting a claim governed by the internal affairs doctrine. In addition, subject to the provisions of the preceding sentence, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities

Act. If any action the subject matter of which is within the scope of the first sentence of this paragraph is filed in a court other than the courts in the State of Delaware in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the first sentence of this paragraph and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the foreign action as agent for such stockholder.
Notwithstanding the foregoing, the inclusion of such provisions in the Proposed Charter will not be deemed to be a waiver by the Combined Company’s stockholders of its obligation to comply with federal securities laws, rules and regulations, and the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America shall be the sole and exclusive forum. Although we believe these provisions benefit the Combined Company by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, these provisions may have the effect of discouraging lawsuits against the Combined Company’s directors and officers. Furthermore, the enforceability of choice of forum provisions in other companies’ certificates of incorporation has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be inapplicable or unenforceable.

MARKET PRICE, TICKER SYMBOLS AND DIVIDEND INFORMATION
ROCC
Market Price and Ticker Symbol
ROCC Units, ROCC Common Stock and ROCC Warrants trade on Nasdaq under the symbols “ROCCU,” “ROCC” and “ROCCW,” respectively. The ROCC Units commenced trading on Nasdaq on December 11, 2020, and ROCC Common Stock and ROCC Warrants commenced separate trading from the Units on January 5, 2021.
On April 13, 2021, the trading date before the public announcement of the Business Combination, ROCC Units, ROCC Common Stock and ROCC Warrants closed at $10.68, $10.03 and $1.30, respectively. On July 6, 2021, the latest practicable date prior to the date of this proxy statement, ROCC Units, ROCC Common Stock and ROCC Warrants closed at $10.71, $9.95 and $1.55, respectively.
Holders
As of July 6, 2021, there were 13 holders of record of ROCC Units, 13 holders of record of ROCC Common Stock and one holder of record of ROCC Warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose ROCC Units, ROCC Common Stock and ROCC Warrants are held of record by banks, brokers and other financial institutions.
ROCC’s Dividend Policy
ROCC has not paid any cash dividends on its shares of ROCC Common Stock to date and does not intend to pay cash dividends prior to the consummation of the Business Combination.
Reservoir
Information regarding Reservoir is not provided because there is no public market for Reservoir’s Common Stock.
The Combined Company
Ticker Symbol
The Combined Company intends to list its common stock and warrants on Nasdaq under the symbols “RSVR” and “RSVRW,” respectively, following the consummation of the Business Combination.
Dividend Policy
The payment of any cash dividends following the consummation of the Business Combination will be within the discretion of the board of directors of the Combined Company at such time. We currently expect that the Combined Company will retain future earnings to finance operations and grow its business and we do not expect the Combined Company to declare or pay cash dividends for the foreseeable future.

APPRAISAL RIGHTS
Appraisal rights are not available to holders of shares of ROCC Common Stock in connection with the Business Combination.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, we and the service companies that we employ to deliver communications to the ROCC’s stockholders are permitted to deliver a single copy of this proxy statement to two or more ROCC’s stockholders sharing the same address. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, upon written or oral request, we will deliver a separate copy of this proxy statement to any ROCC’s stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. The ROCC’s stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of this proxy statement in the future. The ROCC’s stockholders may notify us of their requests by calling or writing to Advantage Proxy, our proxy solicitor, at:
Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: KSmith@advantageproxy.com
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
SUBMISSION OF STOCKHOLDER PROPOSALS
The ROCC Board is aware of no other matter that may be brought before the Meeting. Under Delaware law, only business that is specified in the notice of the Meeting to stockholders may be transacted at the Meeting.
FUTURE STOCKHOLDER PROPOSALS
In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the Combined Company’s amended and restated bylaws will provide that the stockholder must give timely notice in proper written form to the secretary of the Combined Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Combined Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that, if no annual meeting was held in the preceding year, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Combined Company; provided, further, that, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Combined Company. In addition, nominations of director candidates to the Combined Company’s board of directors and stockholder proposals also must satisfy other requirements set forth in the Combined Company’s amended and restated bylaws.
You may contact the secretary of the Combined Company at our principal executive offices for a copy of the relevant provisions of the Combined Company’s amended and restated bylaws regarding the requirements for nominating director candidates to the Combined Company’s board of directors and making stockholder proposals.

WHERE YOU CAN FIND MORE INFORMATION
We must comply with the informational requirements of the Exchange Act and rules and regulations promulgated thereunder. In accordance with the Exchange Act, we file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our filings with the SEC, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Advantage Proxy
P.O. Box 13581
Des Moines, Washington 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com
If you are a stockholder of ROCC and would like to request documents, please do so by July 20, 2021, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first-class mail or another equally prompt means.
All information contained in this proxy statement relating to ROCC has been supplied by ROCC, and all information contained in this proxy statement relating to Reservoir has been supplied by Reservoir. Information provided by either the ROCC or Reservoir does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of ROCC for the Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, ROCC or Reservoir that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS
Page
Roth CH Acquisition II Co. Financial Statements
Balance Sheets as of March 31, 2021 and December 31, 2020	F-2
Statements of Operation for the Three Months Ended March 31, 2021 and 2020	F-3
Statements of Changes in Stockholders’ Equity for the Three Months Ended March 31, 2021 and 2020	F-4
Statements of Cash Flows for the Three Months Ended March 31, 2021 and 2020	F-5
Notes to Condensed Financial Statements	F-6
Report of Independent Registered Public Accounting Firm	F-21
Balance Sheets as of December 31, 2020 and 2019	F-22
Statements of Operations for the Year Ended December 31, 2020 and for the Period from February 13, 2019 (Inception) to December 31, 2019	F-23
Statements of Changes in Stockholders’ Equity for the Year Ended December 31, 2020 and for the Period from February 13, 2019 (Inception) to December 31, 2019	F-24
Statements of Cash Flows for the Year Ended December 31, 2020 and for the Period from February 13, 2019 (Inception) to December 31, 2019	F-25
Notes to Financial Statements	F-26
Reservoir Holdings, Inc. and Subsidiaries Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F-38
Consolidated Statements of Income for the Years Ended March 31, 2021 and 2020	F-39
Consolidated Statements of Comprehensive Income for the Years Ended March 31, 2021 and 2020	F-40
Consolidated Balance Sheets as of March 31, 2021 and 2020	F-41
Consolidated Statements of Shareholders’ Equity for the Years Ended March 31, 2021 and 2020	F-42
Consolidated Statements of Cash Flows for the Years Ended March 31, 2021 and 2020	F-43
Notes to the Consolidated Financial Statements	F-44

ROTH CH ACQUISITION II CO.
CONDENSED BALANCE SHEETS
	March 31, 2021	December 31, 2020
	(unaudited)	(as Revised)
ASSETS
Current assets
Cash	$549,040	$696,567
Prepaid expenses and other current assets	380,555	395,887
Total Current Assets	929,595	1,092,454
Cash and marketable securities held in Trust Account	115,012,821	115,006,613
TOTAL ASSETS	$115,942,416	$116,099,067
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$125,034	$83,654
Total current liabilities	125,034	83,654
Warrant liabilities	178,750	129,250
Total Liabilities	303,784	212,904
Commitments and Contingencies
Common stock subject to possible redemption; 11,063,863 and 11,088,616 shares at redemption value at March 31, 2021 and December 31, 2020, respectively	110,638,630	110,886,160
Stockholders’ Equity
Common stock, $0.0001 par value; 50,000,000 shares authorized; 3,586,137 and 3,561,384 shares issued and outstanding (excluding 11,063,863 and 11,088,616 shares subject to possible redemption) at March 31, 2021 and December 31, 2020, respectively	359	357
Additional paid-in capital	5,370,137	5,122,609
Accumulated deficit	(370,494)	(122,963)
Total Stockholders’ Equity	5,000,002	5,000,003
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$115,942,416	$116,099,067
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROTH CH ACQUISITION II CO.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)
	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Operating and formation costs	$204,239	$85
Loss from operations	(204,239)	(85)
Other income (expense):
Interest earned on marketable securities held in Trust Account	6,208	—
Change in fair value of warrant liabilities	(49,500)
Other expense, net	(43,292)	—
Loss before income taxes	(247,531)	(85)
Net Loss	$(247,531)	$(85)
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	11,088,616	—
Basic and diluted net loss per share, Common stock subject to possible redemption	$0.00	$0.00
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	3,561,384	2,500,000
Basic and diluted net loss per share, Non-redeemable common stock	$(0.07)	$(0.00)
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROTH CH ACQUISITION II CO.
CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
THREE MONTHS ENDED MARCH 31, 2021
(UNAUDITED)
	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2021	3,561,384	$357	$5,122,609	$(122,963)	$5,000,003
Common stock subject to possible redemption	24,753	2	247,528	—	247,530
Net loss	—	—	—	(247,531)	(247,531)
Balance – March 31, 2021	3,586,137	$359	$5,370,137	$(370.494)	$5,000,002
	Common Stock		Additional Paid in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2020	2,875,000	$288	$24,712	$(1,225)	$23,775
Net loss	—	—	—	(85)	(85)
Balance – March 31, 2020	2,875,000	$288	$24,712	$(1,310)	$23,690
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROTH CH ACQUISITION II CO.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Cash Flows from Operating Activities:
Net loss	$(247,531)	$(85)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(6,208)	—
Unrealized gain on marketable securities held in Trust Account	—	—
Change in fair value of warrant liabilities	49,500	—
Changes in operating assets and liabilities:
Prepaid expenses	15,332	—
Accrued expenses	41,380	(225)
Net cash used in operating activities	(147,527)	(310)
Net Change in Cash	(147,527)	(310)
Cash – Beginning of period	696,567	25,000
Cash – End of period	$549,040	$24,690
Non-Cash investing and financing activities:
Change in value of common stock subject to possible redemption	$(247,530)	$—
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROTH CH ACQUISITION II CO.
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)
NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Roth CH Acquisition II Co. (formerly known as Roth Acquisition I Co.) (the “Company”) was incorporated in Delaware on February 13, 2019. The Company is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).
The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of March 31, 2021, the Company had not commenced any operations. All activity for the period from February 13, 2019 (inception) through March 31, 2021 relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on December 10, 2020. On December 15, 2020, the Company consummated the Initial Public Offering of 11,500,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,500,000 Units, at $10.00 per Unit, generating gross proceeds of $115,000,000, which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 275,000 units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement to certain of the Company’s stockholders, generating gross proceeds of $2,750,000, which is described in Note 4.
Transaction costs amounted to $1,654,977 consisting of $1,150,000 of underwriting fees, and $504,977 of other offering costs.
Following the closing of the Initial Public Offering on December 15, 2020, an amount of $115,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (the “Trust Account”), located in the United States and will be held in cash items or invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

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MARCH 31, 2021
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The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC containing substantially the same information as would be included in a proxy statement prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the holders of the Company’s shares prior to the Initial Public Offering (the “Initial Stockholders”) have agreed to vote their Founder Shares (as defined in Note 5), Private Shares (as defined in Note 4) and any Public Shares purchased during or after the Initial Public Offering (a) in favor of approving a Business Combination and (b) not to redeem any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of how or whether they vote on the proposed transaction or don’t vote at all.
The Initial Stockholders have agreed (a) to waive their redemption rights with respect to their Founder Shares, Private Shares and Public Shares held by them in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect a public stockholders’ ability to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.
The Company will have until December 15, 2022 to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of

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directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Initial Stockholders have agreed to waive their liquidation rights with respect to the Founder Shares and Private Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Initial Stockholders acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Initial Stockholders have agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Initial Stockholders will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that Initial Stockholders will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the Securities and Exchange Commission (the “SEC”). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual report on Form 10-K, as filed with the SEC on March 29, 2021. The interim results for

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the three months ended March 31, 2021 are not necessarily indicative of the results to be expected for the period ending December 31, 2021 or for any future periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2021 and 2020.
Marketable Securities Held in Trust Account
December 31, 2020 substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.

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NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2021
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Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2020, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.
Warrant Liability
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. The fair value of the warrants was estimated using a Binomial Lattice Model (see Note 9).
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The

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Company is subject to income tax examinations by major taxing authorities since inception. The effective tax rate differs from the statutory tax rate of 21% for the three months ended March 31, 2021 and 2020, due to the valuation allowance recorded on the Company’s net operating losses.
Net income (Loss) per Common Share
Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement to purchase an aggregate of 5,887,500 shares in the calculation of diluted loss per share, since the exercise of the warrants are contingent upon the occurrence of future events.
The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per common share, basic and diluted, for Common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Common stock subject to possible redemption outstanding since original issuance.
Net income (loss) per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net income (loss), adjusted for income or loss on marketable securities attributable to Common stock subject to possible redemption, by the weighted average number of non-redeemable common stock outstanding for the period.
Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable shares’ proportionate interest.

ROTH CH ACQUISITION II CO.
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)
The following table reflects the calculation of basic and diluted net income (loss) per common share (in dollars, except per share amounts):
	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	$5,973	$—
Unrealized gain on marketable securities held in Trust Account	—	—
Less: interest available to be withdrawn for payment of taxes	(5,973)	—
Net income	$—	$—
Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	11,088,616	—
Basic and diluted net income per share, Common stock subject to possible redemption	$0.00	$—
Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net loss	$(247,531)	$(85)
Net income allocable to Common stock subject to possible redemption	—	—
Non-Redeemable Net Loss	$(247,531)	$(85)
Denominator: Weighted Average Non-redeemable common stock	—	—
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	3,561,384	2,500,000
Basic and diluted net loss per share, Non-redeemable common stock	$(0.07)	$(0.00)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.
Fair Value Measurements
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives

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the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.
Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.
Recent Accounting Standards
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.
NOTE 3. PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 11,500,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 1,500,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7).
NOTE 4. PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Initial Stockholders purchased an aggregate of 275,000 Private Units at a price of $10.00 per Private Unit, for an aggregate purchase price of $2,750,000, in a private placement. Each Private Unit consists of one share of common stock (“Private Share”) and one-half of one redeemable warrant (“Private Warrant”). Each whole Private Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per full share, subject to adjustment (see Note 7). The proceeds from the Private Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

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MARCH 31, 2021
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NOTE 5. RELATED PARTY TRANSACTIONS
Founder Shares
In February 2019, the Initial Stockholders purchased an aggregate of 100 shares of the Company’s common stock for an aggregate price of $25,000. On June 29, 2020, the Company effected a stock dividend of 43,125 shares of common stock for each share of common stock outstanding, resulting in an aggregate of 4,312,500 shares of common stock being held by the Initial Stockholders. On August 31, 2020, the Initial Stockholders transferred back to the Company 1,437,500 shares of common stock, for nominal consideration, which shares were cancelled, resulting in there being an aggregate of 2,875,000 shares of common stock outstanding and being held by the Initial Stockholders (the “Founder Shares”). That same day, CHLM Sponsor-1 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, and certain of the Company’s directors, officers and affiliates of the Company’s management team purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares for an aggregate purchase price of $6,486. All share and per-share amounts have been retroactively restated to reflect the stock dividend and cancellation. The Founder’s Shares included an aggregate of up to 375,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the Private Shares underlying the Private Securities). As a result of the underwriters’ election to fully exercise their over-allotment option, no Founder Shares are currently subject to forfeiture.
The Initial Stockholders have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until (1) with respect to 50% of the Founder Shares, the earlier of six months after the completion of a Business Combination and the date on which the closing price of the common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30- trading day period commencing after a Business Combination and (2) with respect to the remaining 50% of the Founder Shares, six months after the completion of a Business Combination, or earlier, in either case, if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.
Promissory Note — Related Party
On August 23, 2020, the Company issued an unsecured promissory note to the sponsor (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $200,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) the consummation of the Initial Public Offering or (ii) the date on which the Company determines not to proceed with the Initial Public Offering. The outstanding balance under the Promissory Note of $200,000 was repaid at the closing of the Initial Public Offering on December 15, 2020.
Related Party Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Initial Stockholders, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no

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MARCH 31, 2021
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written agreements exist with respect to such loans. The Working Capital Loans would be repaid upon consummation of a Business Combination, without interest.
NOTE 6. COMMITMENTS AND CONTINGENCIES
Registration Rights
Pursuant to a registration rights agreement entered into on December 10, 2020, the holders of the Founder Shares, as well as the holders of the Private Units (and underlying securities) and any securities issued to the Initial Stockholders, officers, directors or their affiliates in payment of Working Capital Loans made to Company, will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Private Units (and underlying securities) and securities issued in payment of Working Capital Loans (or underlying securities) can elect to exercise these registration rights at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to consummation of a Business Combination. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements. Notwithstanding the foregoing, the Company may not exercise demand or piggyback rights after five (5) and seven (7) years, respectively, from the effective date of the Initial Public Offering and may not exercise demand rights on more than one occasion in respect of all registrable securities.
Underwriting Agreement
The underwriters were paid a cash underwriting discount of 1.00% of the gross proceeds of the Initial Public Offering, or $1,150,000.
Business Combination Marketing Agreement
The Company entered into a business combination marketing agreement with the representatives of the underwriters as advisors in connection with a Business Combination. The Company will pay the representatives of the underwriters a marketing fee for such services upon the consummation of a Business Combination in an amount equal to, in the aggregate, 4.5% of the gross proceeds of the Initial Public Offering, including any proceeds from the full or partial exercise of the underwriters’ over-allotment option. As a result, the representatives of the underwriters will not be entitled to such fee unless the Company consummates its initial business combination.
NOTE 7 — STOCKHOLDERS’ EQUITY
Common Stock — The Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.0001 per share. At March 31, 2021 and December 31, 2020, there were 3,586,137 and 3,561,384 shares of common stock issued and outstanding, excluding 11,063,863 and 11,088,616 shares of common stock subject to possible redemption, respectively.
NOTE 8 — WARRANTS
Warrants — The Company will not issue fractional warrants. The Public Warrants will become exercisable 30 days after the completion of a Business Combination. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common

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MARCH 31, 2021
(Unaudited)
stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within 120 days following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. The warrants will expire five years from the closing of a Business Combination.
Once the warrants become exercisable, the Company may redeem the Public Warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
at any time after the warrants become exercisable;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder;

•
if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share, for any 20 trading days within a 30-day trading period commencing after the warrants become exercisable and ending on the third business day prior to the notice of redemption to warrant holders; and

•
if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuances of shares of common stock at a price below their respective exercise prices. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the Initial Stockholders or their affiliates, without taking into account any Founder Shares held by them prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the Market Price.
The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the

ROTH CH ACQUISITION II CO.
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)
exercise of the Private Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 9. FAIR VALUE MEASUREMENTS
The Company follows the guidane in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at March 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	March 31, 2021	December 31, 2020
Assets:
Marketable securities held in Trust Account	1	$115,012,821	$115,006,613
Liabilities
Warrant liabilities – Private Placement Warrants	3	$178,750	$129,250
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our accompanying March 31, 2021 condensed balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the condensed statement of operations.
The Warrants were valued using a binomial lattice model incorporating the Cox-Ross-Rubenstein methodology, which is considered to be a Level 3 fair value measurement. The binomial lattice model’s primary unobservable input utilized in determining the fair value of the Warrants is the expected volatility of the common stock. The expected volatility as of the IPO date was derived from observable public warrant

ROTH CH ACQUISITION II CO.
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)
pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates was implied from the Company’s own public warrant pricing.
There were no transfers between Levels 1, 2 or 3 during the three months ended March 31, 2021.
The following table provides quantitative information regarding Level 3 fair value measurements:
	At December 31, 2020	As of March 31, 2021
Stock price	$9.54	$9.91
Strike price	$11.50	$11.50
Volatility	17.5%	19.1%
Risk-free rate	0.41%	0.94%
Probability of Business Combination occurring	75%	75%
Dividend yield	0.0%	0.0%
Fair value of warrants	$0.94	$1.30
The following table presents the changes in the fair value of warrant liabilities:
Warrant Liabilities
Fair value as of December 31, 2020	$129,250
Change in valuation inputs or other assumptions	49,500
Fair value as of March 31, 2021	178,750
NOTE 10. Revision to Prior Period Financial Statements Footnote
During the course of preparing the quarterly report on Form 10-Q for the three-month period ended March 31, 2021, the Company identified a misstatement in its misapplication of accounting guidance related to the Company’s warrants in the Company’s previously issued audited balance sheet dated December 15, 2020, filed on Form 8-K on December 21, 2020 (the “Post-IPO Balance Sheet”) and its Annual Report, filed on Form 10-K on March 29, 2021.
On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since their issuance on December 15, 2020, the Company’s Private Placement warrants have been accounted for as equity within the Company’s previously reported balance sheets. After discussion and evaluation, including with the Company’s independent registered public accounting firm and the Company’s audit committee, management concluded that the Private Placement warrants should be presented as liabilities with subsequent fair value remeasurement.
The Private Placement warrants were reflected as a component of equity in the Post-IPO Balance Sheet as opposed to liabilities on the balance sheet, based on the Company’s application of Financial Accounting Standards Board ASC Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40”). The views expressed in the SEC Staff Statement were not consistent with the Company’s historical interpretation of the specific provisions within its warrant agreement and the Company’s application of ASC 815-40 to the warrant agreement. The Company reassessed its accounting for warrants issued on

ROTH CH ACQUISITION II CO.
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)
December 15, 2020, in light of the SEC Staff’s published views. Based on this reassessment, management determined that the warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company Statement of Operations each reporting period.
The Company concluded that the misstatement was not material to the Post-IPO Balance Sheet or the Annual Report for the year ended December 31, 2020, and the misstatement had no material impact to any prior interim period. The effect of the revisions to the Post-IPO Balance Sheet and its Annual Report for the year ended December 31, 2020 is as follows:
	As Previously Reported	Adjustments	As Revised
Balance sheet as of December 15, 2020 (audited)
Warrant Liabilities	$—	$111,375	$111,375
Common Stock Subject to Possible Redemption	111,117,520	(111,375)	111,006,145
Common Stock	355	1	356
Additional Paid-in Capital	5,002,148	477	5,002,625
Accumulated Deficit	(2,500)	(478)	(2,978)
Balance sheet as of December 31, 2020 (audited)
Warrant Liabilities	$—	$129,250	$129,250
Common Stock Subject to Possible Redemption	111,015,410	(129,250)	110,886,160
Common Stock	355	2	357
Additional Paid-in Capital	5,104,258	18,351	5,122,609
Accumulated Deficit	(104,610)	(18,353)	(122,963)
Year ended December 31, 2020 (audited)
Change in fair value of warrant liabilities	$—	$(17,875)	$(17,875)
Initial public offering costs allocated to warrant liabilities	—	(478)	(478)
Net loss	(103,385)	(18,353)	(121,738)
Cash Flow Statement for the Year ended December 31, 2020 (audited)
Net loss	$(103,385)	$(18,353)	$(121,738)
Change in fair value of warrant liabilities	—	17,875	17,875
Initial public offering costs allocated to warrant liabilities	—	478	478
Initial classification of warrant liabilities	—	111,375	111,375
Initial classification of common stock subject to possible redemption	111,117,520	(111,375)	111,006,145
Change in value of common stock subject to possible redemption	(102,110)	(17,875)	(119,985)
Statement of Changes in Stockholders’ Equity for the Year ended December 31, 2020 (audited)
Sale of 275,000 private units	$2,750,000	$(111,375)	$2,638,625
Common stock Subject to Possible Redemption	111,015,410	(129,250)	110,886,160
Net Loss	(103,385)	(18,353)	(121,738)

ROTH CH ACQUISITION II CO.
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2021
(Unaudited)
NOTE 11. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, other than as described in Note 9 and below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.
On April 14, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Roth CH II Merger SubCorp. (“Merger Sub”) and Reservoir Holdings, Inc. (“Reservoir”). Pursuant to the terms of the Merger Agreement, the business combination (the “Business Combination”) between the Company and Reservoir will be effected through the merger of Merger Sub with and into Reservoir (the “Merger”), with Reservoir surviving the Merger as a wholly owned subsidiary of the Company. The Business Combination is subject to customary conditions to closing, including receipt of approval of the Company’s stockholders and the concurrent closing of a $150 million private placement of the Company’s common stock to certain institutional and accredited investors. There can be no assurance that such conditions will be satisfied or that the Business Combination will be consummated on the terms contemplated by the Merger Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Roth CH Acquisition II Co.
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Roth CH Acquisition II Co. (the “Company”) as of December 31, 2020 and 2019, the related statements of operations, changes in stockholders’ equity and cash flows for each of the year ended December 31, 2020 and for the period from February 13, 2019 (inception) through December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the year ended December 31, 2020 and for the period from February 13, 2019 (inception) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum llp
Marcum llp
We have served as the Company’s auditor since 2020.
Melville, NY
March 29, 2021

ROTH CH ACQUISITION II CO.
BALANCE SHEETS
	December 31,
	2020	2019
ASSETS
Current assets
Cash	$696,567	$25,000
Prepaid expenses	395,887	—
Total Current Assets	1,092,454	25,000
Cash and marketable securities held in Trust Account	115,006,613	—
TOTAL ASSETS	$116,099,067	$25,000
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$83,654	$1,225
TOTAL LIABILITIES	83,654	1,225
Commitments and Contingencies (see Note 6)
Common stock subject to possible redemption 11,101,541 shares at redemption value	111,015,410	—
Stockholders’ Equity
Common stock, $0.0001 par value; 50,000,000 shares authorized; 3,548,459 and 2,875,000 shares issued and outstanding (excluding 11,101,541 shares subject to possible redemption) at December 31, 2020 and 2019, respectively	355	288
Additional paid-in capital	5,104,258	24,712
Accumulated deficit	(104,610)	(1,225)
Total Stockholders’ Equity	5,000,003	23,775
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$116,099,067	$25,000
The accompanying notes are an integral part of these financial statements.

ROTH CH ACQUISITION II CO.
STATEMENTS OF OPERATIONS
	Year Ended December 31, 2020	For the Period from February 13, 2019 (inception) through December 31, 2019
Formation and operational costs	$109,998	$1,225
Loss from operations	(109,998)	(1,225)
Other income:
Interest earned on marketable securities held in Trust Account	5,785	—
Unrealized gain on marketable securities held in Trust Account	828	—
Other income	6,613	—
Net loss	$(103,385)	$(1,225)
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	11,111,752	—
Basic and diluted net loss per share, Common stock subject to possible redemption	$0.00	$—
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	2,545,512	2,500,000
Basic and diluted net loss per share, Non-redeemable common stock	$(0.04)	$(0.00)
The accompanying notes are an integral part of these financial statements.

ROTH CH ACQUISITION II CO.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
	Common Stock		Additional Paid-in Deficit	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – February 13, 2019 (inception)	—	$—	$—	$—	$—
Issuance of common stock to Sponsor	2,875,000	288	24,712	—	25,000
Net loss	—	—	—	(1,225)	(1,225)
Balance – December 31, 2019	2,875,000	288	24,712	(1,225)	23,775
Sale of 11,500,000 Units, net of underwriting discount and offering expenses	11,500,000	1,150	113,343,873	—	113,345,023
Sale of 275,000 Private Units	275,000	28	2,749,972	—	2,750,000
Common stock subject to possible redemption	(11,101,541)	(1,111)	(111,014,299)	—	(111,015,410)
Net loss	—	—	—	(103,385)	(103,385)
Balance – December 31, 2020	3,548,459	$355	$5,104,258	$(104,610)	$5,000,003
The accompanying notes are an integral part of these financial statements.

ROTH CH ACQUISITION II CO.
STATEMENTS OF CASH FLOWS
	Year Ended December 31, 2020	For the Period from February 13, 2019 (inception) through December 31, 2019
Cash Flows from Operating Activities:
Net loss	$(103,385)	$(1,225)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(5,785)	—
Unrealized gain on marketable securities held in Trust Account	(828)	—
Changes in operating assets and liabilities:
Prepaid expenses	(395,887)	—
Accrued expenses	82,429	1,225
Net cash used in operating activities	(423,456)	—
Cash Flows from Investing Activities:
Investment of cash in Trust Account	(115,000,000)	—
Net cash used in investing activities	(115,000,000)	—
Cash Flows from Financing Activities:
Proceeds from issuance of common stock to Sponsor	—	25,000
Proceeds from sale of Units, net of underwriting discounts paid	113,850,000	—
Proceeds from sale of Private Units	2,750,000	—
Proceeds from promissory note – related party	200,000	—
Repayment of promissory note – related party	(200,000)	—
Payment of offering costs	(504,977)	—
Net cash provided by financing activities	116,095,023	25,000
Net Change in Cash	671,567	25,000
Cash – Beginning of period	25,000	—
Cash – End of period	$696,567	$25,000
Non-Cash investing and financing activities:
Initial classification of common stock subject to possible redemption	$111,117,520	$—
Change in value of common stock subject to possible redemption	$(102,110)	$—
The accompanying notes are an integral part of these financial statements.

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Roth CH Acquisition II Co. (formerly known as Roth Acquisition I Co.) (the “Company”) was incorporated in Delaware on February 13, 2019. The Company is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”).
The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2020, the Company had not commenced any operations. All activity for the period from February 13, 2019 (inception) through December 31, 2020 relates to the Company’s formation and the initial public offering (“Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.
The registration statement for the Company’s Initial Public Offering was declared effective on December 10, 2020. On December 15, 2020, the Company consummated the Initial Public Offering of 11,500,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,500,000 Units, at $10.00 per Unit, generating gross proceeds of $115,000,000, which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 275,000 units (the “Private Units”) at a price of $10.00 per Private Unit in a private placement to certain of the Company’s stockholders, generating gross proceeds of $2,750,000, which is described in Note 4.
Transaction costs amounted to $1,654,977 consisting of $1,150,000 of underwriting fees, and $504,977 of other offering costs.
Following the closing of the Initial Public Offering on December 15, 2020, an amount of $115,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Units was placed in a trust account (the “Trust Account”), located in the United States and will be held in cash items or invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.
The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC containing substantially the same information as would be included in a proxy statement prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the holders of the Company’s shares prior to the Initial Public Offering (the “Initial Stockholders”) have agreed to vote their Founder Shares (as defined in Note 5), Private Shares (as defined in Note 4) and any Public Shares purchased during or after the Initial Public Offering (a) in favor of approving a Business Combination and (b) not to redeem any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of how or whether they vote on the proposed transaction or don’t vote at all.
The Initial Stockholders have agreed (a) to waive their redemption rights with respect to their Founder Shares, Private Shares and Public Shares held by them in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect a public stockholders’ ability to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.
The Company will have until December 15, 2022 to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Initial Stockholders have agreed to waive their liquidation rights with respect to the Founder Shares and Private Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Initial Stockholders acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Initial Stockholders have agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Initial Stockholders will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that Initial Stockholders will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020 and 2019.
Marketable Securities Held in Trust Account
December 31, 2020 substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.
Common Stock Subject to Possible Redemption
The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2020, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020 and 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
On March 27, 2020, the CARES Act was enacted in response to COVID-19 pandemic. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period which the new legislation is enacted. The CARES Act made various tax law changes including among other things (i) increasing the limitation under Section 163(j) of the Internal Revenue Code of 1986, as amended (the “IRC”) for 2019 and

2020 to permit additional expensing of interest (ii) enacting a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k), (iii) making modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (iv) enhancing the recoverability of alternative minimum tax credits. Given the Company’s full valuation allowance position and capitalization of all costs, the CARES Act did not have an impact on the financial statements.
Net Income (Loss) per Common Share
Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. At December 31, 2019, weighted average shares were reduced for the effect of an aggregate of 375,000 shares of common stock that were subject to forfeiture if the over-allotment option was not exercised by the underwriters (see Note 7). The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement to purchase an aggregate of 5,887,500 shares in the calculation of diluted loss per share, since the exercise of the warrants are contingent upon the occurrence of future events.
The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per common share, basic and diluted, for Common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Common stock subject to possible redemption outstanding since original issuance.
Net income (loss) per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net income (loss), adjusted for income or loss on marketable securities attributable to Common stock subject to possible redemption, by the weighted average number of non-redeemable common stock outstanding for the period.
Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable shares’ proportionate interest.

The following table reflects the calculation of basic and diluted net income (loss) per common share (in dollars, except per share amounts):
	Year Ended December 31, 2020	For the Period from February 13, 2019 (inception) through December 31, 2019
Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	$5,785	$—
Unrealized gain on marketable securities held in Trust Account	828	—
Less: interest available to be withdrawn for payment of taxes	(6,613)	—
Net income	$—	$—
Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	11,111,752	—
Basic and diluted net income per share, Common stock subject to possible redemption	$0.00	$—
Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net loss	$(103,385)	$(1,225)
Net income allocable to Common stock subject to possible redemption	—	—
Non-Redeemable Net Loss	$(103,385)	$(1,225)
Denominator: Weighted Average Non-redeemable common stock
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	2,545,512	2,500,000
Basic and diluted net loss per share, Non-redeemable common stock	$(0.04)	$(0.00)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.
Recent Accounting Standards
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
NOTE 3 — PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 11,500,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 1,500,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of common stock and one-half of one redeemable warrant

(“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7).
NOTE 4 — PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Initial Stockholders purchased an aggregate of 275,000 Private Units at a price of $10.00 per Private Unit, for an aggregate purchase price of $2,750,000, in a private placement. Each Private Unit consists of one share of common stock (“Private Share”) and one-half of one redeemable warrant (“Private Warrant”). Each whole Private Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per full share, subject to adjustment (see Note 7). The proceeds from the Private Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).
NOTE 5 — RELATED PARTY TRANSACTIONS
Founder Shares
In February 2019, the Initial Stockholders purchased an aggregate of 100 shares of the Company’s common stock for an aggregate price of $25,000. On June 29, 2020, the Company effected a stock dividend of 43,125 shares of common stock for each share of common stock outstanding, resulting in an aggregate of 4,312,500 shares of common stock being held by the Initial Stockholders. On August 31, 2020, the Initial Stockholders transferred back to the Company 1,437,500 shares of common stock, for nominal consideration, which shares were cancelled, resulting in there being an aggregate of 2,875,000 shares of common stock outstanding and being held by the Initial Stockholders (the “Founder Shares”). That same day, CHLM Sponsor-1 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, and certain of the Company’s directors, officers and affiliates of the Company’s management team purchased from CR Financial Holdings, Inc. an aggregate of 745,840 shares for an aggregate purchase price of $6,486. All share and per-share amounts have been retroactively restated to reflect the stock dividend and cancellation. The Founder’s Shares included an aggregate of up to 375,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the Private Shares underlying the Private Securities). As a result of the underwriters’ election to fully exercise their over-allotment option, no Founder Shares are currently subject to forfeiture.
The Initial Stockholders have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until (1) with respect to 50% of the Founder Shares, the earlier of six months after the completion of a Business Combination and the date on which the closing price of the common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after a Business Combination and (2) with respect to the remaining 50% of the Founder Shares, six months after the completion of a Business Combination, or earlier, in either case, if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.
Promissory Note — Related Party
On August 23, 2020, the Company issued an unsecured promissory note to the sponsor (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $200,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) the consummation of the Initial Public Offering or (ii) the date on which the Company determines not to proceed with the Initial Public Offering. The outstanding balance under the Promissory Note of $200,000 was repaid at the closing of the Initial Public Offering on December 15, 2020.

Related Party Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Initial Stockholders, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would be repaid upon consummation of a Business Combination, without interest.
NOTE 6 — COMMITMENTS AND CONTINGENCIES
Registration Rights
Pursuant to a registration rights agreement entered into on December 10, 2020, the holders of the Founder Shares, as well as the holders of the Private Units (and underlying securities) and any securities issued to the Initial Stockholders, officers, directors or their affiliates in payment of Working Capital Loans made to Company, will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Private Units (and underlying securities) and securities issued in payment of Working Capital Loans (or underlying securities) can elect to exercise these registration rights at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to consummation of a Business Combination. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements. Notwithstanding the foregoing, the Company may not exercise demand or piggyback rights after five (5) and seven (7) years, respectively, from the effective date of the Initial Public Offering and may not exercise demand rights on more than one occasion in respect of all registrable securities.
Underwriting Agreement
The underwriters were paid a cash underwriting discount of 1.00% of the gross proceeds of the Initial Public Offering, or $1,150,000.
Business Combination Marketing Agreement
The Company entered into a business combination marketing agreement with the representatives of the underwriters as advisors in connection with a Business Combination. The Company will pay the representatives of the underwriters a marketing fee for such services upon the consummation of a Business Combination in an amount equal to, in the aggregate, 4.5% of the gross proceeds of the Initial Public Offering, including any proceeds from the full or partial exercise of the underwriters’ over-allotment option. As a result, the representatives of the underwriters will not be entitled to such fee unless the Company consummates its initial business combination.
NOTE 7 — STOCKHOLDERS’ EQUITY
Common Stock — The Company is authorized to issue 50,000,000 shares of common stock with a par value of $0.0001 per share. At December 31, 2020 and 2019, there were 3,548,459 and 2,875,000 shares of common stock issued and outstanding, excluding 11,101,541 and no shares of common stock subject to possible redemption, respectively.

Warrants — The Company will not issue fractional warrants. The Public Warrants will become exercisable 30 days after the completion of a Business Combination. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within 120 days following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. The warrants will expire five years from the closing of a Business Combination.
Once the warrants become exercisable, the Company may redeem the Public Warrants:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
at any time after the warrants become exercisable;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder;

•
if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share, for any 20 trading days within a 30-day trading period commencing after the warrants become exercisable and ending on the third business day prior to the notice of redemption to warrant holders; and

•
if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuances of shares of common stock at a price below their respective exercise prices. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the Initial Stockholders or their affiliates, without taking into account any Founder Shares held by them prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the Market Price.
The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the exercise of the Private Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 8 — INCOME TAX
The Company’s net deferred tax assets are as follows:
	December 31, 2020	December 31, 2019
Deferred tax assets
Net operating loss carryforward	$17,142	$257
Unrealized gain on marketable securities	(1,389)	—
Startup and organizational costs	6,215	—
Total deferred tax assets	21,968	257
Valuation Allowance	(21,968)	(257)
Deferred tax assets	$—	$—
The income tax provision consists of the following:
	December 31, 2020	December 31, 2019
Federal
Current	$—	$—
Deferred	(21,711)	(257)
State and Local
Current	—	—
Deferred	—	—
Change in valuation allowance	21,711	257
Income tax provision	$—	$—
As of December 31, 2020 and 2019, the Company had $104,610 and $1,225, respectively of U.S. federal net operating loss carryovers available to offset future taxable income.
In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2020, the change in the valuation allowance was $21,711.

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:
	December 31, 2020	December 31, 2019
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Meals and entertainment	0.0%	0.0%
Valuation allowance	(21.0)	(21.0)
Income tax provision	0.0%	0.0%
The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open to examination by the taxing authorities. The Company considers California to be a significant state tax jurisdiction.
NOTE 9 — FAIR VALUE MEASUREMENTS
The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	December 31, 2020
Assets:
Cash and marketable securities held in Trust Account	1	$115,006,613
NOTE 10 — SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.
On February 15, 2021, the Company entered into a mutually exclusive non-binding letter of intent (the “Letter of Intent”) with a target company (“Target Company”) for a potential business combination which would qualify as its initial business combination (the “Business Combination”).

Under the terms of the Letter of Intent, the Company and Target Company intend to enter into a definitive agreement pursuant to which the Company and Target Company would combine, with the former equity holders of both entities (following the completion of the Business Combination) holding equity in the combined publicly listed company. The completion of the Business Combination is subject to the completion of due diligence to the Company’s satisfaction, the negotiation and execution of definitive documentation and satisfaction of the conditions contained therein, including (i) completion of any required stock exchange and regulatory review and (ii) approval of the transaction by the Company’s stockholders and the Target Company’s stockholders. Accordingly, no assurances can be made by either party that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of Reservoir Holdings Inc. and Subsidiaries
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Reservoir Holdings Inc. and subsidiaries (the “Company”) as of March 31, 2021 and 2020, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the two years in the period ended March 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2021 and 2020, and the results of its operations and its cash flows for each of the two years in the period ended March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
New York, New York
June 25, 2021
We have served as the Company’s auditor since 2021.

Reservoir Holdings Inc. and Subsidiaries
Consolidated statements of income
(Expressed in U.S. dollars)
	March 31, 2021	March 31, 2020
	$	$
Revenues	81,777,789	63,238,672
Costs and expenses:
Cost of revenue	32,991,979	27,305,489
Amortization and depreciation	14,128,604	8,423,197
Administration expenses	14,986,085	12,032,673
Total costs and expenses	62,106,668	47,761,359
Operating income	19,671,121	15,477,313
Interest expense	(8,972,100)	(6,463,381)
(Loss) gain on foreign exchange	(910,799)	30,700
Gain (loss) on fair value of swaps	2,988,322	(5,555,702)
Interest and other income	13,243	76,894
Gain on retirement of RMM Issuer debt	—	10,644,084
Income before income taxes	12,789,787	14,209,908
Income tax expense	2,454,153	4,199,141
Net income	10,335,634	10,010,767
Net (income) loss attributable to noncontrolling interests	(46,673)	47,027
Net income attributable to Reservoir Holdings Inc.	10,288,961	10,057,794
Earnings per common share (Note 14):
Basic	$45.29	$51.38
Diluted	$45.29	$51.38
Weighted average common shares outstanding (Note 14):
Basic	144,698	128,875
Diluted	227,198	195,740
See accompanying notes to the consolidated financial statements.

Reservoir Holdings Inc. and Subsidiaries
Consolidated statements of comprehensive income
(Expressed in U.S. dollars)
	March 31, 2021	March 31, 2020
	$	$
Net income	10,335,634	10,010,767
Other comprehensive loss:
Translation adjustments	6,481,973	(1,981,753)
Total comprehensive income	16,817,607	8,029,014
Comprehensive (income) loss attributable to noncontrolling interests	(46,673)	47,027
Total comprehensive income attributable to Reservoir Holdings, Inc.	16,770,934	8,076,041
See accompanying notes to the consolidated financial statements.

Reservoir Holdings Inc. and Subsidiaries
Consolidated balance sheets
(Expressed in U.S. dollars)
	March 31, 2021	March 31, 2020
	$	$
Assets
Current assets
Cash and cash equivalents	9,209,920	58,240,123
Accounts receivable	15,813,384	9,745,206
Amounts due from related parties (Note 11)	—	5,671
Current portion of royalty advances	12,840,855	13,845,419
Inventory and prepaid expenses	1,406,379	431,029
Total current assets	39,270,538	82,267,448
Intangible assets, net	393,238,010	285,109,108
Investment in equity affiliates	1,591,179	1,498,399
Royalty advances, net of current portion	28,741,225	26,418,020
Property, plant and equipment, net	321,766	602,976
Other assets	781,735	695,252
Total assets	463,944,453	396,591,203
Liabilities
Current liabilities
Accounts payable and accrued liabilities	3,316,768	876,144
Royalties payable	14,656,566	12,169,249
Accrued payroll	1,634,852	1,532,047
Deferred revenue	1,337,987	473,022
Other current liabilities	2,615,488	7,089,780
Amounts due to related parties (Note 11)	290,172	—
Current portion of loans and secured notes payable	1,000,000	1,000,000
Income taxes payable	533,495	297,112
Total current liabilities	25,385,328	23,437,354
Loans and secured notes payable	211,531,875	171,785,432
Deferred income taxes	19,735,537	16,415,239
Fair value of swaps	4,566,537	7,554,859
Other liabilities	6,739,971	6,306,430
Total liabilities	267,959,248	225,499,314
Contingencies and commitments (Note 16)
Shareholders’ Equity
Preferred stock, $0.00001 par value 500,000 shares authorized; 82,500 shares issued and outstanding at March 31, 2021 and 2020	81,632,500	81,632,500
Common stock, $0.00001 par value; 1,000,000 shares authorized, 145,560 shares issued and outstanding at March 31, 2021; and 140,227 shares issued and outstanding at March 31, 2020	1	1
Additional paid-in capital	110,499,153	102,423,444
Retained earnings (accumulated deficit)	751,496	(9,537,465)
Accumulated other comprehensive income (loss)	2,096,358	(4,385,615)
Total Reservoir Holdings Inc. shareholders’ equity	194,979,508	170,132,865
Noncontrolling interest	1,005,697	959,024
Total shareholders’ equity	195,985,205	171,091,889
Total liabilities and shareholders’ equity	463,944,453	396,591,203
See accompanying notes to the consolidated financial statements.

Reservoir Holdings Inc. and Subsidiaries
Consolidated statements of shareholders’ equity
(Expressed in U.S. dollars, except share amounts)
	Preferred Stock		Common Stock		Additional Paid-In Capital	Retained earnings (Accumulated deficit)	Accumulated other comprehensive income (loss)	Noncontrolling interest	Shareholders’ equity
	Shares	Amount	Shares	Amount
		$		$	$	$	$	$	$
Balance, March 31, 2019	—	—	125,227	1	104,250,000	(19,595,259)	(2,403,862)	—	82,250,880
Common share dividend	—	—	—	—	(16,875,000)	—	—	—	(16,875,000)
Issuance of preferred shares	82,500	81,632,500	—	—	—	—	—	—	81,632,500
Issuance of common shares	—	—	15,000	—	14,957,500	—	—	—	14,957,500
Share-based compensation	—	—	—	—	90,944	—	—	—	90,944
Net income (loss)	—	—	—	—	—	10,057,794	—	(47,027)	10,010,767
Other comprehensive loss	—	—	—	—	—	—	(1,981,753)	—	(1,981,753)
Acquisition of noncontrolling interests	—	—	—	—	—	—	—	1,006,051	1,006,051
Balance, March 31, 2020	82,500	81,632,500	140,227	1	102,423,444	(9,537,465)	(4,385,615)	959,024	171,091,889
Issuance of common shares	—	—	5,333	—	7,973,009	—	—	—	7,973,009
Share-based compensation	—	—	—	—	102,700	—	—	—	102,700
Net income (loss)	—	—	—	—	—	10,288,961	—	46,673	10,335,634
Other comprehensive income	—	—	—	—	—	—	6,481,973	—	6,481,973
Balance, March 31, 2021	82,500	81,632,500	145,560	1	110,499,153	751,496	2,096,358	1,005,697	195,985,205
See accompanying notes to the consolidated financial statements.

Reservoir Holdings Inc. and Subsidiaries
Consolidated statements of cash flows
(Expressed in U.S. dollars)
	March 31, 2021	March 31, 2020
	$	$
Cash flows from operating activities
Net income	10,335,634	10,010,767
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of intangible assets	13,906,199	8,250,305
Depreciation of property, plant and equipment	222,405	172,892
Share-based compensation	102,700	90,944
Gain on retirement of RMM Issuer debt	—	(10,644,084)
Non-cash interest charges	795,212	674,331
(Gain) loss on fair value of derivative instruments	(2,988,322)	5,555,703
Share of earnings of equity affiliates, net of tax	(7,089)	4,407
Deferred income tax	2,080,622	3,651,234
Changes in operating assets and liabilities:
Accounts receivable	(6,068,178)	(532,805)
Inventory and prepaid expenses	(975,350)	(203,929)
Royalty advances	(1,318,641)	(6,912,500)
Other assets	138,706	(103,595)
Accounts payable and accrued expenses	(213,335)	1,684,961
Income tax payable	236,383	182,911
Net cash provided by operating activities	16,246,946	11,881,542
Cash flows from investing activities:
Purchases of music catalogs	(119,966,806)	(106,841,628)
Business combination and investment in equity affiliate	(13,366)	(380,417)
Increase (decrease) in deferred music composition acquisition costs	(86,483)	(54,386)
Purchase of property, plant and equipment	(79,901)	(529,950)
Net cash used for investing activities	(120,146,556)	(107,806,381)
Cash flows from financing activities:
Common stock dividend paid	—	(16,875,000)
Issuance of preferred shares, net of issuance costs	—	81,632,500
Issuance of common shares, net of issuance costs	7,973,009	14,957,500
Repayment of secured notes	—	(1,625,000)
Proceeds from secured line of credit	40,600,000	20,000,000
Repayment of secured line of credit	—	(7,076,870)
Proceeds from secured loans	—	236,490,849
Repayments of secured loans	(1,000,000)	(178,247,825)
Deferred financing costs paid	(648,769)	(2,149,017)
Repayments of related party loans	—	(77,496)
Draw on related party loans	295,843	—
Net cash provided by financing activities	47,220,083	147,029,641
Foreign exchange impact on cash	7,649,324	(1,981,753)
(Decrease) increase in cash, cash equivalents and restricted cash	(49,030,203)	49,123,049
Cash, cash equivalents and restricted cash beginning of year	58,240,123	9,117,074
Cash and cash equivalents end of year	9,209,920	58,240,123
See accompanying notes to the consolidated financial statements.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
1. Description of business
Reservoir Holdings Inc. (the “Company”) was incorporated on April 23, 2019 under the laws of Delaware for the sole purpose of serving as the holding company of Reservoir Media Management, Inc. (“RMM”). On that date a reorganization transaction was completed, whereby RMM’s sole shareholder contributed its 100% equity interest in RMM to the Company in exchange for 100% of the Company’s common stock, and RMM became a wholly-owned subsidiary of the Company. Since the Company and RMM were entities under common control, this exchange of common stock resulted in a change in reporting entity with the retrospective combination of RMM and the Company for all periods presented as if the combination had been in effect since the inception of common control. As the Company had no assets or operations prior to its formation and the reorganization transaction, the historical financial statements of RMM are presented as the historical financial statements of the combined entity.
On March 16, 2020, the Company amended its certificate of incorporation to effect a 1-for-100 reverse split of the Company’s issued and outstanding shares of its preferred stock and common stock. The consolidated financial statements and notes thereto give retrospective effect to the reverse stock split for all periods presented. All issued and outstanding preferred stock, common stock and stock options exercisable for common stock, and per share amounts contained in the Company’s consolidated financial statements have been retrospectively adjusted.
RMM commenced operations on April 27, 2007 and the activities of RMM are organized into two operating segments: Music Publishing and Recorded Music. Operations of the Music Publishing segment involve the acquisition of interests in music catalogs from which royalties are earned. The publishing catalog includes ownership or control rights to more than 130,000 musical compositions that span across historic pieces, motion picture scores and current award-winning hits. Operations of the Recorded Music segment involve the discovery and development of recording artists and the marketing, distribution, sale and licensing of the music catalog. The Recorded Music operations are primarily conducted through the Chrysalis Records platform and include the ownership of over 26,000 sound recordings.
The Company’s operations are concentrated primarily in the U.S. and UK and, to a lesser degree, United Arab Emirates.
COVID-19 Pandemic
In March 2020, the World Health Organization characterized the coronavirus (“COVID-19”) as a pandemic, and the President of the United States declared the COVID-19 outbreak a national emergency. The rapid spread of COVID-19 and the continuously evolving responses to combat it have had a negative impact on the global economy.
The Company has evaluated and continues to evaluate the potential impact of the COVID-19 pandemic on its consolidated financial statements. Government-imposed restrictions and general behavioral changes in response to the pandemic adversely affected the Company’s results of operations for the fiscal year ended March 31, 2021. This included performance revenue generated from retail, restaurants, bars, gyms and live shows, synchronization revenue, and the release schedule of physical product. Even as government restrictions are lifted and consumer behavior starts to return to pre-pandemic norms, it is unclear for how long and to what extent the Company’s operations will continue to be affected.
Although the Company has not made material changes to any estimates or judgments that impact its consolidated financial statements as a result of COVID-19, the extent to which the COVID-19 pandemic may impact the Company will depend on future developments, which are highly uncertain and cannot be predicted. Future developments could negatively affect the Company’s operating results, including reductions in revenue and cash flow and could impact the Company’s impairment assessments of accounts receivable or intangible assets, which may be material to our consolidated financial statements.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
Paycheck Protection Program Loan
During the fiscal year ended March 31, 2021 (“fiscal 2021”), the Company borrowed $616,847 under the Paycheck Protection Program (“PPP”) (the “PPP Loan”). The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), provided for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable after as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. In accordance with the terms of the program, the Company applied for and received confirmation of loan forgiveness for the entire amount borrowed under the PPP.
The Company accounted for the PPP Loan as an in-substance government grant because it expected to meet the PPP Loan eligibility criteria and concluded that the loan represented, in substance, a grant that was expected to be forgiven. Proceeds from the PPP Loan were initially recognized as a deferred income liability and presented as an operating activity within the Company’s consolidated statement of cash flows. Subsequently, the Company reduced this liability and recognized a reduction in payroll expenses on a systematic basis over the period in which the related costs for which the PPP Loan was intended were incurred. No interest for the PPP Loan was recognized in the Company’s financial statements.
2. Summary of significant accounting policies
Basis of presentation
These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). In the opinion of management, all adjustments considered necessary for a fair presentation have been included.
The following include significant accounting policies that have been adopted by the Company:
(a)
Principles of consolidation

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and its majority-owned subsidiaries. The Company records a noncontrolling interest in its consolidated balance sheets and statements of operations with respect to the remaining economic interests in majority-owned subsidiaries it does not own. All intercompany transactions and balances have been eliminated upon consolidation.
The equity method of accounting is used to account for investments in entities in which the Company has the ability to exert significant influence over the investee’s operating and financial polices.
As of March 31, 2021 and 2020, the Company was not involved with any entities identified as variable interest entities.
(b)
Use of significant accounting estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the related disclosure of contingent assets and liabilities. Significant estimates are used for, but not limited to, determining useful lives of intangible assets, intangible asset recoverability and impairment and accrued revenue. Actual results could differ from these estimates.
(c)
Foreign currencies

The Company has determined the U.S. dollar to be the functional currency of the Company and certain subsidiaries as it is the currency of the primary economic environment in which the companies operate while other subsidiaries have been determined to have the British Pound as their functional currencies.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
(i) Transactions and balances
Monetary assets and liabilities denominated in foreign currencies other than the functional currency are translated into the respective functional currencies at the exchange rate in effect at the balance sheet date and non-monetary assets and liabilities at the exchange rates in effect at the time of acquisition or issue. Revenues and expenses are translated at rates approximating the exchange rates in effect at the time of the transactions. All exchange gains and losses are included in operations.
(ii) Translation
Financial statements of subsidiaries with functional currencies other than the U.S. dollar are translated into the presentation currency using the current rate method. Under this method, assets and liabilities are translated at the rate of exchange in effect at the balance sheet date. Revenue and expenses are translated at the average rate of exchange for the fiscal year. Exchange gains and losses are deferred and reflected on the balance sheet in accumulated other comprehensive income and subsequently recognized in income upon substantial disposal of the net investment in the foreign operation.
(d)
Cash and cash equivalents

The Company considers all highly liquid investments with maturities of three months or less at the date of purchase to be cash equivalents.
(e)
Restricted cash

Prior to their repurchase, pursuant to the terms of the indenture agreement in connection with the issuance of secured notes, RMM Issuer, a subsidiary of the Company, was required to maintain a trust account in the name of the indenture trustee (the “Trustee”) into which royalty payments received, advances and other collections were required to be deposited after deduction of the applicable writer’s share. On a semi-annual basis, the Trustee distributed the amounts collected to various interested parties as fees for services or, in the case of secured note holders, for the payment of interest and principal. This arrangement was terminated upon the Company’s purchase of the secured notes on April 2, 2019 (see Note 7).
(f)
Accounts receivable

Credit is extended to customers based upon an evaluation of the customer’s financial condition. The time between the Company’s issuance of an invoice and payment due date is not significant. Customer payments that are not collected in advance of the transfer of promised services or goods are generally due 30-60 days from invoice date. The Company monitors customer credit risk related to accounts receivable and, when deemed necessary, maintains a provision for estimated uncollectible accounts, which is estimated based on historical experience, aging trends and in certain cases, management judgments about specific customers. Based on this analysis, the Company did not record a provision for estimated uncollectible accounts at March 31, 2021 or 2020.
(g)
Concentrations of credit risk

Customer credit risk represents the potential for financial loss if a customer is unwilling or unable to meet its agreed upon contractual payment obligations. Two customers accounted for approximately 43% of total accounts receivable at March 31, 2021 and three customers accounted for approximately 67% of total accounts receivable at March 31, 2020. No other single customer accounted for more than 10% of accounts receivable in either period.
In the Music Publishing business, the Company collects a significant portion of its royalties from global copyright collecting societies. Collecting societies and associations generally are not-for-profit organizations that represent composers, songwriters and music publishers. These organizations seek to

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
protect the rights of their members by licensing, collecting license fees and distributing royalties for the use of the members’ works. The Company does not believe there is any significant collection risk from such societies.
In the Recorded Music business, the majority of the revenue is collected from the Company’s distribution partners rather than directly from many customers. Those distribution partners pay through the revenue to the Company on a monthly basis. The Company routinely assesses the financial strength of its distribution partners and the Company does not believe there is any significant collection risk.
(h)
Acquisitions and business combinations

In conjunction with each acquisition transaction, the Company assesses whether the transaction should follow accounting guidance applicable to an asset acquisition or a business combination. This assessment requires an evaluation of whether the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets, resulting in an asset acquisition or, if not, resulting in a business combination. If treated as an asset acquisition, the asset is recorded in accordance with the Company’s intangible asset policy and related acquisition costs are capitalized as part of the asset.
In a business combination, the Company recognizes identifiable assets acquired, liabilities assumed, and non-controlling interests at their fair values at the acquisition date. Any consideration paid in excess of the net fair value of the identifiable assets and liabilities acquired in a business combination is recorded to goodwill and acquisition-related costs are expensed as incurred.
(i)
Intangible assets

Intangible assets consist primarily of music catalogs (publishing and recorded). Intangible assets are recorded at fair value in a business combination and relative fair value in an asset acquisition. Intangible assets are amortized over their expected useful lives using the straight-line method.
The Company periodically reviews the carrying value of its amortizable intangible assets, whenever events or changes in circumstances indicate that the carrying value may not be recoverable or that the lives assigned may no longer be appropriate. To the extent the estimated future cash inflows attributable to the asset, less estimated future cash outflows, are less than the carrying amount, an impairment loss is recognized in an amount equal to the difference between the carrying value of such asset and its fair value. If it is determined that events and circumstances warrant a revision to the remaining period of amortization, an asset’s remaining useful life would be changed, and the remaining carrying amount of the asset would be amortized prospectively over that revised remaining useful life.
(j)
Goodwill

The Company has $402,067 of goodwill at March 31, 2021 and 2020, which is classified with Other assets in the Company’s consolidated balance sheet. All of the goodwill arose in connection with an acquisition on December 29, 2019 (see Note 4) and has been assigned to a reporting unit within the Music Publishing segment. There was no impairment, disposals, or other acquisitions of goodwill in the fiscal years ended March 31, 2021 and 2020.
Goodwill represents the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The Company evaluates goodwill for potential impairment on an annual basis on the first day of the fiscal fourth quarter (January 1), or at other times during the year if events or circumstances indicate that it is more-likely-than-not (greater than 50%) that the fair value of a reporting unit, is below the carrying amount.
In reviewing goodwill for impairment, the Company has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more-likely-than-not that the estimated fair value of a reporting unit is less than its carrying amount. If the Company elects to bypass the qualitative assessment for any reporting unit, or if a qualitative assessment indicates it is

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
more-likely-than-not that the estimated fair value of a reporting unit is less than its carrying amount, the Company performs a quantitative goodwill impairment test by comparing the fair value of the reporting unit with its carrying amount. If the fair value of the reporting unit is less than its carrying amount, the Company will measure any goodwill impairment loss as the amount by which the carrying amount of a reporting unit exceeds its fair value, not to exceed the total amount of goodwill allocated to that reporting unit.
(k)
Investments in equity affiliates

The Company holds 50% interests in two UK companies, Big Life Management Ltd. (“Big Life Management”) and Big Life Music Ltd. (“Big Life Music” and together with Big Life Management, “Big Life”). The Company is accounting for these investments using the equity method of accounting to reflect the significant influence it has over the operations of these two companies. The Company’s share of investee net income or loss and basis difference amortization is classified as Interest and other income in the consolidated statements of income.
(l)
Deferred revenue

Deferred revenue principally relates to fixed fees and minimum guarantees received in advance of the Company’s performance or usage by the licensee. Reductions in deferred revenue are a result of the Company’s performance under the contract or usage by the licensee.
(m) Deferred finance costs
Deferred finance costs consist of costs incurred in connection with the issuance of secured notes payable and bank loans and are amortized on an effective interest basis over the original term of the related obligation. Deferred finance charges are netted against the debt (see Note 7).
(n)
Deferred charges

Deferred charges consist of direct costs incurred in connection with the potential acquisition of entertainment interests in music compositions pursued by the Company. Such costs are deferred when closing of the transaction is deemed probable and are added to the cost of the asset once acquired or expensed if the acquisition does not proceed.
(o)
Revenues

The Company recognizes revenue when, or as, control of the promised services or goods is transferred to its customers and in an amount that reflects the consideration the Company is contractually due in exchange for those services or goods.
Music Publishing
Music Publishing revenues are earned in the form of royalties relating to the licensing of rights in musical compositions and the sale of published sheet music and songbooks. Royalties principally relate to amounts earned from the public performance of musical compositions, the mechanical reproduction of musical compositions on recorded media including digital formats and the use of musical compositions in synchronization with visual images. Music publishing royalties, except for synchronization royalties, are recognized when the sale or usage occurs. The most common form of consideration for publishing contracts is sales- and usage-based royalties. The collecting societies submit usage reports, typically with payment for royalties due, often on a quarterly or biannual reporting period, in arrears. Royalties are recognized as the sale or usage occurs based upon usage reports when these reports are available for the reporting period or estimates of royalties based on historical data, such as recent royalties reported, company-specific information with respect to changes in repertoire, industry information and other relevant trends when usage reports are not available for the reporting period. Synchronization revenue is recognized as revenue when control of the license is transferred to the customer.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
Recorded Music
Revenues from the sale or license of Recorded Music products through digital distribution channels are recognized when the sale or usage occurs based on usage reports received from the customer. Digital licensing contracts are generally long-term with consideration in the form of sales- and usage-based royalties that are received monthly. For certain licenses where the consideration is fixed and the intellectual property being licensed is static, revenue is recognized at the point in time when control of the licensed content is transferred to the customer.
Revenues from the sale of physical Recorded Music products are recognized upon delivery, which occurs once the product has been shipped and control has been transferred.
(p) Principal versus agent revenue recognition
The Company reports revenue on a gross or net basis based on management’s assessment of whether the Company acts as a principal or agent in the transaction. The determination of whether the Company acts as a principal or an agent in a transaction is based on an evaluation of whether the Company controls the good or service before transfer to the customer. When the Company concludes that it controls the good or service before transfer to the customer, the Company is considered a principal in the transaction and records revenue on a gross basis. When the Company concludes that it does not control the good or service before transfer to the customer but arranges for another entity to provide the good or service, the Company acts as an agent and records revenue on a net basis in the amount it earns for its agency service.
The Company is typically required to pay a specified portion of the fees, earnings, payments and revenues received from the exploitation of the underlying music compositions to the original songwriter (“Royalty Costs”). The Company records revenues on a gross basis reflecting its position as a principal in the transaction and any royalties payable to third parties, including the Writer’s Fees, are recorded as expenses.
(q)
Royalty costs and royalty advances

The Company incurs royalty costs that are payable to its recording artists and songwriters generated from the sale or license of its music publishing copyrights and recorded music catalog. Royalties are calculated using negotiated rates in accordance with recording artist and songwriter contracts. Calculations are based on revenue earned or user/usage measures or a combination of these. There are instances where such data is not available to be processed and royalty cost calculations may be complex or involve judgments about significant volumes of data to be processed and analyzed.
In many instances, the Company commits to pay its recording artists and songwriters royalties in advance of future sales. The Company accounts for these advances under the related guidance in FASB ASC Topic 928, Entertainment — Music (“ASC 928”). Under ASC 928, the Company capitalizes as assets certain advances, which it believes are recoverable from future royalties to be earned by the recording artist or songwriter, when paid. Recoverability is assessed upon initial commitment of the advance based upon the Company’s forecast of anticipated revenue from the sale of future and existing albums or musical compositions. In determining whether the advance is recoverable, the Company evaluates the current and past popularity of the recording artist or songwriter, the sales history of the recording artist or songwriter, the initial or expected commercial acceptability of the product, the current and past popularity of the genre of music that the product is designed to appeal to, and other relevant factors. Advances vary in both amount and expected life based on the underlying recording artist or songwriter. To the extent that a portion of an outstanding advance is no longer deemed recoverable, that amount will be expensed in the period the determination is made.
(r)
Share-based compensation

Compensation expense related to the issuance of share-based awards to the Company’s employees is measured at fair value on the grant date. We use the Black-Scholes option pricing model to value stock

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
options. The compensation expense for awards that vest over a future service period is recognized over the requisite service period on a straight-line basis. The Company recognizes share-based award forfeitures as they occur rather than estimating by applying a forfeiture rate.
(s)
Earnings per share

The consolidated statements of income present basic and diluted earnings per share (“EPS”). Basic earnings per share is computed using the two-class method which includes the weighted average number of shares of common stock outstanding during the period and other securities that participate in dividends (a “participating security”). Since the Preferred Shares (as defined in Note 12) participate in dividends alongside the Company’s common shares, the Preferred Shares constitute participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to common shares and participating securities based on their respective rights to receive dividends.
Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional shares for potential dilutive effects of the Preferred Shares and stock options outstanding during the period. The dilutive effects of the Preferred Shares are calculated in accordance with the if-converted method, or two-class method, whichever is more dilutive and the dilutive effects of stock options is calculated in accordance with the treasury stock method. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.
(t)
Employee Benefit Plans

The Company has a 401(k) retirement savings plan (the “RHI Plan”) open to U.S. based employees who have completed three months of eligible service. The Company contributes $0.60 for every $1.00 of employee contributions up to a maximum of 6% of the employee’s salary based upon each individual participant’s election. Expenses totaled $109,265 and $98,000 for employer contributions to the RHI Plan in the fiscal years ended March 31, 2021 and 2020, respectively.
(u)
Income taxes

Income taxes are determined using the asset and liability method of accounting. Under this method, deferred tax assets and liabilities are recognized for the differences between the accounting bases of assets and liabilities and their corresponding tax basis. Deferred taxes are measured using enacted tax rates expected to apply when the asset is realized, or the liability is settled. A deferred tax asset is recognized when it is considered more likely than not to be realized. Through April 24, 2019, the Company filed income taxes as part of a consolidated group return with the Company’s then sole shareholder, Wesbild, Inc. Income taxes for the period subsequent to April 24, 2019 have been filed separately by the Company.
RMM has elected to treat taxes on GILTI as period costs and no deferred tax asset or liability is recorded.
(v)
Comprehensive income

The Company reports in accordance with ASC 220, Comprehensive Income. This standard requires companies to classify items of other comprehensive income/loss by their nature in the financial statements and display the accumulated balance of other comprehensive income (loss) separately from capital stock and accumulated deficit in the shareholders’ equity section of a statement of financial position.
(w) Derivative financial instruments
The Company’s interest rate swaps have not been designated as a hedging instrument and, therefore, are recognized at fair value at the end of each reporting period with changes in fair value recorded in income.
(x)
Fair value measurement and hierarchy

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
The Company reports in accordance with ASC 820, Fair Value Measurements and Disclosures, (“ASC 820”). Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.
ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions as to what market participants would use in pricing the asset or liability and are based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the observability of inputs as follows:
•
Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

•
Level 2 — Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. See Note 15.
(y)
Recent Accounting Pronouncements

Accounting Standards Not Yet Adopted
As an “emerging growth company” (“EGC”), the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflect this election.
In February 2016, the FASB issued ASU 2016-02, Leases: (Topic 842) (“ASU 2016-02”), which establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the consolidated statements of income. For public entities, this guidance was effective for annual reporting periods beginning after December 15, 2018, including interim periods within that annual reporting period. Under the guidance of ASU 2020-05, the new standard is effective for the Company April 1, 2022 and interim periods within the fiscal year beginning April 1, 2023. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company has not yet completed an analysis of the impact of the new lease guidance. Under current accounting guidance for leases, the Company does not recognize an asset or liability created by operating leases where the Company is the lessee. Therefore, the Company expects an increase to its assets and liabilities on the Company’s consolidated balance sheet as a result of recognizing assets and liabilities for operating leases where the Company is the lessee on the date of initial application of the new guidance. However, the Company cannot currently quantify this increase or the impact, if any, on its consolidated statements of income. The

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
Company does not expect the adoption of this new guidance will have a material impact on the amount or timing of the Company’s cash flows or liquidity.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which replaces the incurred loss impairment methodology in current US GAAP, with a methodology that reflects expected credit losses. Subsequent to ASU 2016-13, the FASB has issued several related ASUs amending the original ASU. The updates are intended to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. For public entities, this guidance was effective for annual reporting periods beginning after December 15, 2019, including interim periods within that annual reporting period. For the Company, this update is effective April 1, 2023, including interim periods within that fiscal year, with early adoption permitted for annual periods beginning after December 15, 2018. The Company has not yet evaluated the effect that this ASU will have on the Company’s consolidated financial statements.
In April 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”), which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting; particularly as it relates to the risk of cessation of LIBOR. The amendments in this ASU apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The expedients and exceptions provided by this ASU do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, except for hedging relationships existing as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Company has not yet evaluated the effect that this ASU will have on the Company’s consolidated financial statements.
3. Revenue recognition
For our operating segments, Music Publishing and Recorded Music, the Company accounts for a contract when it has legally enforceable rights and obligations and collectability of consideration is probable. The Company identifies the performance obligations and determines the transaction price associated with the contract. Revenue is recognized when, or as, control of the promised services or goods is transferred to the Company’s customers, and in an amount that reflects the consideration the Company is contractually due in exchange for those services or goods. Certain of the Company’s arrangements include licenses of intellectual property with consideration in the form of sales- and usage-based royalties. Royalty revenue is recognized when the subsequent sale or usage occurs using the best estimates available of the amounts that will be received by the Company. The Company recognized revenue of $2,263,778 and $788,364 from performance obligations satisfied in previous periods for the fiscal years ended March 31, 2021 and March 31, 2020, respectively.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
Disaggregation of Revenue
The Company’s revenue consists of the following categories during the fiscal years ended March 31:
	2021	2020
	$	$
Revenue by Type
Performance	16,514,790	13,656,061
Digital	35,028,049	28,798,051
Mechanical	3,050,120	2,472,527
Synchronization	9,891,034	6,891,554
Other	2,606,632	2,124,043
Total Music Publishing	67,090,625	53,942,236
Digital	7,603,040	4,569,106
Physical	3,962,596	1,432,026
Synchronization	492,258	1,384,959
Neighboring rights	1,537,087	1,642,405
Total Recorded Music	13,594,981	9,028,496
Other revenue	1,092,183	267,940
Total revenues	81,777,789	63,238,672
	2021	2020
	$	$
Revenue by Geographical Location
United States Music Publishing	34,682,505	30,803,165
United States Recorded Music	4,891,800	3,475,647
United States other revenue	1,092,183	267,940
Total United States	40,666,488	34,546,752
International Music Publishing	32,408,121	23,139,071
International Recorded Music	8,703,180	5,552,849
Total international	41,111,301	28,691,920
Total revenues	81,777,789	63,238,672
Only the United States represented 10% or more of the Company’s total revenues in the fiscal years ended March 31, 2021 and 2020.
Music Publishing
Music Publishers act as a copyright owner and/or administrator of the musical compositions and generate revenues related to the exploitation of musical compositions (as opposed to recorded music). Music publishers receive royalties from the use of the musical compositions in public performances, digital and physical recordings, and through synchronization (the combination of music with visual images).
Performance revenues are received when the musical composition is performed publicly through broadcast of music on television, radio and cable and in retail locations (e.g., bars and restaurants), live performance at a concert or other venue (e.g., arena concerts and nightclubs) and performance of musical

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
compositions in staged theatrical productions. Digital revenues are derived from musical compositions being embodied in recordings licensed to digital streaming services and digital download services and for digital performance. Mechanical revenues are generated with respect to the musical compositions embodied in recordings sold in any physical format such as vinyl, CDs and DVDs. Synchronization revenues represent the right to use the composition in combination with visual images such as in films or television programs, television commercials and video games as well as from other uses such as in toys or novelty items and merchandise. Other revenues represent earnings for use in printed sheet music and other uses. Digital and synchronization revenue recognition is similar for both Recorded Music and Music Publishing, therefore refer to the discussion within Recorded Music.
Included in these revenue streams, excluding synchronization and other, are licenses with performing rights organizations or collecting societies (e.g., ASCAP, BMI, SESAC and GEMA), which are long-term contracts containing a single performance obligation, which is ongoing access to all intellectual property in an evolving content library. The most common form of consideration for these contracts is sales- and usage-based royalties. The collecting societies submit usage reports, typically with payment for royalties due, often on a quarterly or biannual reporting period, in arrears. Royalties are recognized as the sale or usage occurs based upon usage reports and, when these reports are not available, royalties are estimated based on historical data, such as recent royalties reported, company-specific information with respect to changes in repertoire, industry information and other relevant trends.
The Company excludes from the measurement of transaction price all taxes assessed by governmental authorities that are both (i) imposed on and concurrent with a specific revenue-producing transaction and (ii) collected from customers.
Recorded Music
Recorded Music mainly involves selling, marketing, distribution and licensing of recorded music owned by the Company. Recorded Music revenues are derived from four main sources, which include digital, physical, synchronization and neighboring rights.
Digital revenues are generated from the expanded universe of digital partners, including digital streaming services and download services. Digital licensing contracts are generally long-term with consideration in the form of sales- and usage-based royalties that are typically received monthly. Additionally, for certain licenses, including synchronization licenses, where the consideration is fixed and the intellectual property being licensed is static, revenue is recognized at the point in time when control of the licensed content is transferred to the customer.
Physical revenues are generated from the sale of physical products such as vinyl, CDs and DVDs. The Company uses distribution partners to facilitate the sale of physical products. Revenues from the sale of physical Recorded Music products are recognized upon transfer of control to the customer, which typically occurs once the product has been shipped and the ability to direct use and obtain substantially all of the benefit from the asset have been transferred. In accordance with industry practice and as is customary in many territories, certain products, such as CDs and DVDs, are sold to customers with the right to return unsold items. Revenues from such sales are generally recognized upon shipment based on gross sales.
Synchronization revenues represent royalties or fees for the right to use sound recordings in combination with visual images such as in films or television programs, television commercials and video games. In certain territories, the Company may also receive royalties when sound recordings are performed publicly through broadcast of music on television, radio and cable and in public spaces such as shops, workplaces, restaurants, bars and clubs. These public performance royalties on sound recordings are classified as Neighboring Rights revenue. For fixed-fee contracts, revenue is recognized at the point in time when control of the licensed content is transferred to the customer. Royalty based contracts are recognized as the underlying sales or usage occurs.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
The following table reflects the change in deferred revenue during the fiscal years ended March 31:
	2021	2020
	$	$
Balance at beginning of period	473,022	287,406
Cash received during period	6,716,569	347,407
Revenue recognized during period	(5,851,604)	(161,791)
Balance at end of period	1,337,987	473,022
4. Acquisitions
In the ordinary course of business, the Company regularly acquires music catalogs (publishing and recorded), which are typically accounted for as asset acquisitions. During the fiscal years ended March 31, 2021 and 2020, the Company completed such acquisitions totaling $116,323,171 and $114,480,181, inclusive of deferred acquisition payments. Significant acquisition transactions completed during the fiscal years ended March 31, 2021 and 2020 included the following:
(a)
Business combination

On December 29, 2019, the Company acquired 51% of the equity of PopArabia FZ LLC (“PopArabia”) through a stock purchase agreement in a transaction accounted for as a business combination (the “PopArabia Acquisition”). The acquisition enabled the company to expand its operations to include a renewed focus in United Arab Emirates and the Middle East, which are becoming increasingly important global markets. Total purchase price consideration was $350,000, which resulted in purchase price allocations to net working capital of $284,207, including royalty payable of $1,198,472, cash and receivables of $1,417,974, goodwill of $402,067 and noncontrolling interest of $336,274. Goodwill is primarily attributable to intangible assets that do not qualify for separate recognition and has been assigned to the Music Publishing segment. Goodwill will not be amortizable or deductible for tax purposes.
The PopArabia Acquisition is not material to the Company’s consolidated financial statements, and therefore, revenue and earnings since the acquisition date and supplemental pro forma financial information related to this business combination is not included herein.
(b)
Asset acquisitions

On June 5, 2019, the Company acquired 100% of the equity of Blue Raincoat Music Limited (“BRM”), a UK operating company, which owns 100% of Chrysalis Records Limited, a UK recorded music company, through a stock purchase agreement. The transaction was accounted for as an asset acquisition as a result of the significant concentration of the fair value of gross assets acquired in a recorded music catalog intangible asset. Total consideration transferred was $51,554,223, of which $49,965,308 pertained to the acquired recorded music catalog (weighted average useful life of 30 years), with the remainder pertaining to net working capital and other assets.
On February 21, 2020, the Company acquired 50.1% of the equity of Blue Raincoat Artists Ltd (“BRA”) through a stock purchase agreement. The transaction was accounted for as an asset acquisition as a result of the significant concentration of the fair value of gross assets acquired in artist management contracts (weighted average useful life of 10 years). Total consideration transferred was $678,423, of which $925,398 pertained to the acquired artist management contracts, noncontrolling interest of $675,715, with the remainder pertaining to net working capital.
On April 13, 2020, the Company acquired all of the copyrights to the musical compositions owned by Shapiro, Bernstein & Co., Inc. (“SBI”), one of the oldest music publishers in the United States. The

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
transaction was accounted for as an asset acquisition as a result of the significant concentration of the fair value of gross assets acquired in a publishing catalog intangible asset (weighted average useful life of 30 years).
5. Intangible assets
Intangible assets subject to amortization consist of the following at March 31:
	March 31, 2021	March 31, 2020
	$	$
Intangible assets subject to amortization:
Music catalogs (publishing and recorded)	457,662,303	335,137,807
Artist management contracts	995,464	925,398
Gross intangible assets	458,657,767	336,063,205
Accumulated amortization	(65,419,757)	(50,954,097)
Intangible assets, net	393,238,010	285,109,108
Amortization expense totaled $13,906,199 in 2021 and $8,250,305 in 2020. The expected amortization expense of intangible assets for each of the five succeeding fiscal years and thereafter is as follows:
$
2022	14,864,256
2023	14,864,256
2024	14,864,256
2025	14,864,256
2026	14,864,256
Thereafter	318,916,730
Total	393,238,010
6. Royalty advances
The Company made unsecured royalty advances totaling $14,474,288 during the fiscal year ended March 31, 2021 and $21,130,420 during the fiscal year ended March 31, 2020, recoupable from the writer’s share of future royalties otherwise payable, in varying amounts. Advances expected to be recouped within the next 12 months are classified as current assets, with the remainder classified as noncurrent assets.
	2021	2020
	$	$
Opening balance	40,263,439	33,350,939
Additions	14,474,288	21,130,420
Recoupments	(13,155,647)	(14,217,920)
Closing balance	41,582,080	40,263,439
7. Loans and secured notes payable
Long-term debt consists of the following:
	2021	2020
	$	$
Secured loan bearing interest at LIBOR plus a spread	18,500,000	19,500,000

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
	2021	2020
	$	$
Secured line of credit bearing interest at LIBOR plus a spread	197,090,848	156,490,848
Debt issuance costs, net	(3,058,973)	(3,205,416)
	212,531,875	172,785,432
Less: short term portion of Secured loan	1,000,000	1,000,000
	211,531,875	171,785,432

Credit Facilities
On December 19, 2014, the Company entered into a credit agreement (the “Credit Agreement”) governing the Company’s secured term loan (the “secured loan”) and secured revolving credit facility (the “secured line of credit” and together with the secured loan, the “Credit Facilities”). The Credit Facilities were subsequently amended multiple times with the most recent amendment consummated on December 23, 2020, as noted below.
The principal amount of the term loan amortizes in quarterly instalments equal to $250,000 through June 30, 2024, with the balance due in full by October 16, 2024, subject to certain prepayment conditions as defined in the loan agreements. Repayment of the line of credit is due in full by October 16, 2024, subject to certain conditions. The Credit Facilities also include an incremental commitment amount (the “accordion feature”) that is not to exceed a $50,000,000 increase to the revolving credit facility.
On May 20, 2020, the Company expanded the borrowing capacity of the secured line of credit by $25,000,000 to $205,000,000 pursuant to the accordion feature. The accordion feature was concurrently increased by $25,000,000 to $50,000,000. On December 23, 2020, the Company expanded the borrowing capacity of its secured line of credit by $25,000,000 to $230,000,000 pursuant to the accordion feature. The accordion feature was also concurrently increased by $25,000,000 to $50,000,000.
At March 31, 2021, the secured line of credit has a borrowing capacity of $230,000,000, of which $197,090,848 was drawn on at March 31, 2021.
Borrowings under the Credit Facilities are secured by all the Company’s assets. The interest rate applicable to borrowings under the Credit Facilities is 1M LIBOR plus 2.50%.
Capitalized debt issuance costs are amortized over the term of the Credit Agreement into interest expense using the effective interest method.
As of March 31, 2021, the expected principal repayment is as follows:
$
2022	1,000,000
2023	1,000,000
2024	213,590,848
215,590,848
Restrictions and Covenants
Restrictions and Covenants
The Credit Agreement contains a number of customary affirmative and negative covenants that, among other things, limits or restricts the Company’s ability and the ability of certain of the Company’s subsidiaries to: incur additional indebtedness; incur liens; engage in mergers, consolidations, liquidations and

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
dissolutions; sell assets; pay dividends and make other payments in respect of capital stock; make investments, loans and advances; pay or modify the terms of certain indebtedness; and engage in certain transactions with affiliates. In addition, under the Credit Agreement, the Company is not permitted to exceed a leverage ratio of 5.50 to 1.0 or maintain a fixed charge coverage ratio of less than 1.25 to 1.0 as of the end of any fiscal quarter. The Company’s consolidated senior debt, as defined in the Credit Agreement, cannot exceed 55% of the value of the music library, as defined in the Credit Agreement and as adjusted in certain circumstances.
Interest rate swaps
As of March 31, 2019, the Company had entered into two interest rate swaps, both of which expire on March 10, 2022, one with a notional amount of $40,228,152 and one for $59,325,388. Under the terms of the interest rate swaps, the Company pays a fixed rate of 2.812% and 2.972% respectively, to the counterparty and receives a floating interest from the counter party based on LIBOR with reference to notional amounts adjusted to match the original scheduled principal repayments pursuant to the indenture agreement. The notional amount of the interest rate swaps is $97,533,496 at March 31, 2021 and $98,285,140 at March 31, 2020.
In October 2019 and January 2020, the Company added two additional interest rate swaps in the amounts of $8,875,000 and $88,098,862, respectively. These swaps have an effective date of March 10, 2022 which coincides with the expiration of the previous two swaps, and the Company will pay a fixed rate of 1.602% and 1.492%, respectively, and receives a floating interest from the counterparty based on LIBOR with reference to notional amounts adjusted to match the original scheduled principal repayments pursuant to the indenture agreement.
Secured Notes
The Series 2007-A notes were issued by RMM Issuer, a wholly-owned subsidiary of RMM, and were secured by its assets without recourse to the Company (the “Notes”). Under the terms of the indenture, payment of interest and principal was based on the available cash of RMM Issuer and in the stated order of priority as provided for within the indenture agreement and interest not paid in cash was added to the outstanding principal. On April 2, 2019, the Company purchased the secured notes payable of RMM Issuer for $1,625,000 plus the vendors legal costs, which reflects the decline in fair value of the collateral securing the Notes and resulted in the Company recognizing a gain of $10,644,084 on the retirement of the debt.
8. Other non-current liabilities
At March 31, 2021, the Company’s other non-current liabilities, which consist primarily of obligations related to certain asset purchases and acquisitions that are due more than a year in the future, are as follows:
$
2023	5,738,348
2024	213,783
2025	213,783
2026 and later	574,057
6,739,971

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
9. Income taxes
The following table presents domestic and foreign income before income taxes for the fiscal years ended March 31:
	2021	2020
	$	$
Domestic	11,126,090	12,174,556
Foreign	1,663,697	2,035,352
Income before income taxes	12,789,787	14,209,908
The provision for income taxes consists of the following for the fiscal years ended March 31:
	2021	2020
	$	$
Current income taxes:
U.S. federal	(216,528)	236,057
State and local	8,827	192,141
Foreign	581,232	119,709
Total current	373,531	547,907
Deferred income taxes:
U.S. federal	2,188,194	2,775,979
State and local	259,182	(114,785)
Foreign	(366,754)	990,040
Total deferred	2,080,622	3,651,234
Income tax expense	2,454,153	4,199,141
We have determined that undistributed earnings of certain non-U.S. subsidiaries will be reinvested for an indefinite period of time. We have both the intent and ability to indefinitely reinvest these earnings. Given our intent to reinvest these earnings for an indefinite period of time, we have not accrued a deferred tax liability on these earnings. A determination of an unrecognized deferred tax liability related to these earnings is not practicable.
A reconciliation of the statutory tax rate to the effective rate is as follows for the fiscal years ended March 31:
	2021	2020
Federal income tax statutory rate	21.0%	21.0%
State and local income taxes, net of federal income tax benefit	1.7%	1.4%
Foreign subsidiary earnings	2.1%	0.4%
Return to provision adjustments	(4.9)%	(1.5)%
Impact of change in tax rates	0.3%	8.2%
Other, net	(1.0)%	0.1%
Effective income tax rate	19.2%	29.6%
The Company’s effective tax rate may vary from period to period depending on, among other factors, the geographic and business mix of earnings and losses. These same and other factors, including history of pre-tax earnings and losses, are taken into account in assessing the ability to realize deferred tax assets.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
Significant components of the Company’s deferred income tax liability at March 31 are as follows:
	2021	2020
	$	$
Deferred tax assets:
Net operating loss carryforward	785,902	481,360
Fair value of swaps	1,046,459	1,718,059
Compensation	44,375	20,682
Charitable contributions	8,951	—
Unrealized foreign exchange losses	51,924	—
Total deferred tax assets	1,937,611	2,220,101
Deferred tax liabilities:
Fixed assets and leasehold improvements	(44,393)	(72,006)
Intangible assets	(21,628,755)	(18,563,334)
Deferred charges	—	—
Total deferred tax liabilities	(21,673,148)	(18,635,340)
Net deferred tax liabilities	(19,735,537)	(16,415,239)
At March 31, 2021, the Company has income tax Net operating loss carry forwards of $48,971,281 related to the US operations. The Company has recorded a deferred tax asset of $785,902 reflecting the benefit of $48,971,281 in loss carry forwards. Such net operating loss carry forwards will expire as follows:
Federal	$1,795,951	No expiration date
New York	46,903,391	2035 – 2040
California	151,988	2040
Tennessee	119,951	2035
Tax Uncertainties
In the normal course of business, the Company’s tax returns are subject to examination by various taxing authorities. Such examinations may result in future tax and interest assessments by these taxing jurisdictions. Accordingly, the Company accrues liabilities when it believes that it is not more likely than not that it will realize the benefits of tax positions that it has taken in its tax returns or for the amount of any tax benefit that exceeds the cumulative probability threshold in accordance with ASC 740-10. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to unrecognized tax benefits in income tax expense (benefit). Differences between the estimated and actual amounts determined upon ultimate resolution, individually or in the aggregate, are not expected to have a material adverse effect on the Company’s consolidated financial position but could possibly be material to the Company’s consolidated results of operations or cash flow in any given quarter or annual period.
As of March 31, 2021, the Company has not recorded any unrecognized tax benefits.
Tax Audits
The Company and its eligible subsidiaries file a consolidated U.S. federal income tax return and applicable state and local income tax returns and non-U.S. income tax returns. The Company is subject to examination by federal, state and local, and foreign tax authorities. RMM’s Federal income tax returns for

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
the years 2018 through 2020 are subject to examination by the Internal Revenue Service, and RMM’s state tax returns are subject to examination by the respective tax authorities for the years 2017 through 2020. Non-U.S. tax returns are subject to examination by the respective tax authorities for the years 2017 through 2020. The Company regularly assesses the likelihood of additional assessments by each jurisdiction and have established tax reserves that the Company believes are adequate in relation to the potential for additional assessments. Examination outcomes and the timing of examination settlements are subject to uncertainty. Although the results of such examinations may have an impact on the Company’s unrecognized tax benefits, the Company does not anticipate that such impact will be material to its consolidated financial position or results of operations. The Company does not expect to settle any material tax audits in the next twelve months.
10. Supplementary cash flow information
Summary of interest paid and income taxes paid for the fiscal years ended March 31 comprised the following:
	2021	2020
	$	$
Interest paid	8,176,888	6,099,653
Income taxes paid	131,414	205,067
11. Amounts due to / (from) related parties
The Company has various shared services agreements with its majority shareholder and other affiliated entities under the control of its majority shareholder. These agreements cover services such as IT support and re-billed services of staff who perform services across multiple entities.
	2021	2020
	$	$
Due to Wesbild Inc.
Unsecured, bears no interest, with no specific terms of repayment	—	—
Due to Wesbild Holdings Ltd., parent company of Wesbild Inc.
Unsecured, bears no interest, with no specific terms of repayment	83,480	7,665
Sub-total	83,480	7,665
Due to (from) DRI Capital Inc., a subsidiary of Wesbild Holdings Ltd.
Unsecured, bears no interest, with no specific terms of repayment	81,738	(60,444)
Due to Reservoir Media Management (Canada) Inc., a subsidiary of Wesbild Holdings Ltd.
Unsecured, bears no interest, with no specific terms of repayment	124,954	47,108
Sub-total	206,692	(13,336)
	290,172	(5,671)

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
12. Shareholders’ equity
(a)
April 23, 2019 Equity restructuring

RMM and the Company completed a series of transactions with shareholders on April 23, 2019, as follows:
The board of directors of RMM declared a dividend payable to RMM’s sole shareholder in an amount of $16,875,000 and issued a demand promissory note to the shareholder in a principal amount of $16,875,000 (the “RMM Shareholder Promissory Note”).
As discussed in Note 1, RMM’s sole shareholder contributed its 100% equity interest in RMM to the Company in exchange for 125,227 shares of the Company’s common stock (par value $0.00001 per share) (the “common shares”), resulting in RMM becoming a wholly-owned subsidiary of the Company. Since the Company and RMM were entities under common control, this exchange of RMM’s common stock for the common shares resulted in the retrospective combination of RMM and the Company for all periods presented as if the combination had been in effect since the inception of common control.
The Company issued 67,500 Series A-1 preferred shares (the “Series A-1 Preferred Shares”) for aggregate consideration of $67,500,000 ($1,000 per Series A-1 Preferred Share). The Company incurred $825,000 of issuance costs in connection with the issuance of the Series A-1 Preferred Shares, which the Company accounted for as a reduction in the proceeds from the Series A-1 Preferred Shares. The RMM Shareholder Promissory Note was paid using $16,875,000 of the proceeds from the issuance of the Series A-1 Preferred Shares.
(b)
Additional Equity Transactions

During the first quarter of fiscal 2021, the Company issued 5,333 shares of common stock for aggregate consideration of $8,000,009 to existing shareholders to fund further acquisitions. The Company incurred $27,000 of issuance costs in connection with the issuance of this common stock, which the Company accounted for as a reduction in the proceeds from the common stock.
On January 3, 2020, the Company issued 15,000 Series A-2 preferred shares (the Series A-2 Preferred Shares) for aggregate consideration of $15,000,000 and 15,000 common shares for aggregate consideration of $15,000,000 to existing shareholders. The Company incurred $85,000 of issuance costs in connection with the issuance of the Series A-2 Preferred Shares and common shares, which the Company accounted for as a reduction in the proceeds from the Series A-2 Preferred Shares and common shares on a pro rata basis.
In October and November 2018, RMM’s sole shareholder contributed $8,300,000 to RMM to support continued acquisitions by RMM. No additional shares were issued and the shareholder contribution is reflected as contributed capital in the Company’s consolidated statement of equity.
(c)
Preferred Shares

The Series A-1 Preferred Shares and Series A-2 Preferred Shares have the same terms and are therefore presented together in the Company’s consolidated financial statements as a single series of preferred stock (the “Preferred Shares”).
The Preferred Shares are convertible into an equal number of common shares at the option of the preferred shareholder and are mandatorily converted into an equal number of common shares upon a qualified public offering of common shares. The Preferred Shares have voting rights equal to one vote per each Preferred Share. Holders of the Preferred Shares and common shares vote together as a single class.
The Preferred Shares participate in dividends declared on common shares, if any, on the basis as if the Preferred Shares were converted to common shares. The Company has not declared any dividends since issuance of the Preferred Shares through March 31, 2020. A 6.0% annual compounded cumulative dividend accrues on the original investment amount only if the Preferred Shares are not automatically converted

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
and there is a liquidation, dissolution or winding up of the Company’s affairs. There are no redemption provisions for the Preferred Shares.
In the event of a liquidation, dissolution or winding up of the Company’s affairs, whether voluntary or involuntary, after satisfaction of all liabilities and obligations to the Company’s creditors, the holder of the Preferred Shares shall be entitled to receive payment in full, in cash, equal to the original investment amount, plus accrued and unpaid dividends, before any distributions may be made to the Company’s common shareholders (the “Preferred Liquidation Preference”). If the Preferred Liquidation Preference has been paid in full on all Preferred Shares, the holders of the Company’s common shares shall be entitled to receive all of the Company’s remaining assets (or proceeds thereof) according to their respective rights and preferences.
13. Share-based compensation
In April 2019, the Company adopted a Long-Term Incentive Plan (the “Plan”) to grant awards to its current or prospective employees, officers, directors or consultants of the company and its subsidiaries. The aggregate number of shares of common stock available for issuance under the Plan is 12,000. No awards were granted during the fiscal year ended March 31, 2021. During the fiscal year ended March 31, 2020, the Company granted a total of 7,700 stock options under the Plan.
Stock option awards are granted with an exercise price equal to the estimated fair value of our common shares on the date of grant. We will satisfy stock option exercises through the issuance of authorized but previously unissued common shares. Stock option grants vest over 4 years with 25% vested after one year from the original grant date and the remaining 75% vesting in 36 equal monthly installments thereafter, provided the employee is continuously employed by us or one of our affiliates, and the stock options expire 10 years following the grant date.
The Company records share-based compensation expense for stock options based on the estimated fair value of the options on the date of the grant using the Black-Scholes option-pricing model. The absence of a public market for the Company’s common stock required the Company’s board of directors to estimate the fair value of its common stock for purposes of granting options and for determining share-based compensation expense by considering several objective and subjective factors, including third-party valuations, actual and forecasted operating and financial results, market conditions and performance of comparable publicly traded companies, developments and milestones in the Company, the rights and preferences of common and convertible preferred stock, and transactions involving the Company’s stock. The fair value of the Company’s common stock was determined in accordance with applicable elements of the American Institute of Certified Public Accountants guide, Valuation of Privately Held Company Equity Securities Issued as Compensation.
The following assumptions were used in the Black-Scholes option-pricing model to determine the fair value of stock option awards at the grant date:
(i)
risk-free interest rate of 1.74% – 2.41%, based on the U.S. Treasury bond yield with a remaining term equal to the expected option life assumed at the date of grant.

(ii)
expected term (in years) of 8; which is based on consideration of the contractual terms of the stock-based awards, vesting schedules, and expectations of future employee behavior.

(iii)
expected volatility of 39.1% to 57.7% determined by using an average of historical volatilities of selected companies deemed to be comparable to the Company corresponding to the expected term of the awards.

(iv)
expected dividend yield of 0%, which reflects the Company’s lack of history or expectation of declaring dividends on its common stock.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
Share-based compensation expense totaled $102,700 ($79,165, net of taxes) and $90,944 ($70,262, net of taxes) during the fiscal years ended March 31, 2021 and 2020, respectively, and is classified as Administration expenses in the accompanying consolidated statements of income.
The following table is a summary of stock option activity under the Plan for the fiscal year ended March 31, 2021:
	Total Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value	Weighted Average Remaining Contractual Term (Years)
		$	$
Outstanding at April 1, 2020	7,624	1,000
Granted	—
Exercised	—
Forfeited	—
Outstanding at March 31, 2021	7,624	1,000	4,933,306	8.1
Exercisable at March 31, 2021	—	—
Vested or expected to vest at March 31, 2021	7,624	1,000	4,933,306	8.1
The weighted average grant date fair value per stock option granted was $53.88 during the fiscal year ended March 31, 2020. Pre-tax unrecognized compensation expense for unvested stock options was $217,152 as of March 31, 2021, which will be recognized as expense over a weighted-average period of approximately 2.1 years.
14. Earnings per share
The following table summarizes the basic and diluted earnings per share calculations for the fiscal years ended March 31:
	2021	2020
Basic earnings per common share
Net income attributable to Reservoir Holdings Inc.	$10,288,961	$10,057,794
Less: income allocated to participating securities	(3,736,121)	$(3,435,754)
Net income attributable to common shareholders	$6,552,840	$6,622,040
Basic weighted average common shares outstanding	144,698	128,875
Basic earnings per common share	$45.29	$51.38
Diluted earnings per common share
Net income attributable to common shareholders	$6,552,840	$6,622,040
Add: income allocated to participating securities	3,736,121	3,435,754
Net income attributable to Reservoir Holdings Inc.	$10,288,961	$10,057,794
Basic weighted average common shares outstanding	144,698	128,875
Impact of assumed preferred share conversion	82,500	66,865
Diluted weighted average common shares outstanding	227,198	195,740
Diluted earnings per common share	$45.29	$51.38
Because of their anti-dilutive effect, 7,624 common share equivalents comprised of stock options have been excluded from the diluted earnings per share calculation for the fiscal years ended March 31, 2021 and 2020.
15. Financial instruments
The Company is exposed to the following risk related to its financial instruments:

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
(a)
Credit risk

Credit risk arises from the possibility that the Company’s debtors may be unable to fulfill their financial obligations. Revenues earned from publishing and distribution companies are concentrated in the music and entertainment industry. The Company monitors its exposure to credit risk on a regular basis.
(b)
Interest rate risk

The Company is exposed to market risk from changes in interest rates on its secured loan. As described in Note 7, the Company entered into interest rate swap agreements to partially reduce its exposure to fluctuations in interest rates on its secured loans.
The fair value of the outstanding interest rate swaps was a $4,566,537 liability at March 31, 2021 and a $7,554,859 liability at March 31, 2020. Fair value is determined using Level 2 inputs, which are based on quoted prices and market observable data of similar instruments. The change in the unrealized fair value of the swaps of $2,988,322 during the fiscal year ended March 31, 2021 was recorded as a gain on changes in fair value of derivative instruments. The change in the unrealized fair value of the swaps of $5,555,702 during the fiscal year ended March 31, 2020 was recorded as a loss on changes in fair value of derivative instruments.
(c)
Foreign exchange risk

The company is exposed to foreign exchange risk in fluctuations of currency rates on its revenue from royalties, writer’s fee and its subsidiaries’ operations.
(d)
Financial instruments

Financial instruments not described elsewhere include cash, restricted cash, accounts receivable, accounts payable, accrued liabilities, secured loans payable and borrowing under its line of credit. The carrying values of these instruments at March 31, 2021 do not differ materially from their respective fair values due to the immediate or short-term duration of these items or their bearing market related rates of interest.
The fair value of amounts due from and owed to related parties are impracticable to determine due to the related party nature of such amounts and the lack of readily determinable secondary market.
16. Contingencies and commitments
(a)
The Company leases its business premises under an operating lease which have expiration dates between 2022 – 2024. Rent expense totaled $962,224 and $826,389 during the fiscal years ended March 31, 2021 and 2020, respectively. Future minimum lease payments are as follows:

$
2022	817,966
2023	586,303
2024	248,981
1,653,250

(b)
In addition, the Company has committed to make payments for additional Royalty advances totaling $5,733,458 through March 2022, and a further $795,708 through March 2024, subject to certain conditions. These Royalty advances are to be used to fund future compositions and will be recorded as Royalty advances when paid.

(c)
As discussed in Note 8, the Company has obligations related to certain asset purchases and business acquisitions, which are recorded as liabilities. Some of those agreements call for additional amounts to be paid based on future performance of the assets. The Company has recorded liabilities based on its view of the future performance of those assets, but it is possible that the actual performance and resulting obligations may be different than current estimates.

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
(d)
On September 8, 2020, an action was filed in the United States District Court for the Southern District of New York against a consolidated subsidiary of the Company and certain prior owners (“Prior Owners”) of certain music copyrights acquired by the Company. The legal action asserts that in 2000, the plaintiff entered into certain engagement letters (the “Engagement Letters”) with certain of the Prior Owners, which purportedly gave the plaintiff, among other things, an exclusive right to broker any future sale by the Prior Owners of the music copyrights acquired by the Company as well as a commission fee. Based on the Engagement Letters’ alleged grant of a security interest in such music copyrights, the plaintiff filed financing statements and various notices of liens, in the amount of $2,651,125, in the United States Copyright Office between 2000 and 2018. The plaintiff alleges, among other things, that the Prior Owners breached the Engagement Letters by consummating a purchase agreement with a consolidated subsidiary of the Company in 2018 without involving the plaintiff; that a consolidated subsidiary of the Company tortiously interfered with the Engagement Letters; and that the Plaintiff is permitted to foreclose on the lien, including foreclosing on those music copyrights acquired by a consolidated subsidiary of the Company under the 2018 purchase agreement. The Company determined a loss resulting from the action is not reasonably possible. The Company believes all claims and threatened claims against the consolidated subsidiary of the Company in this legal action are without merit and intends to defend vigorously against them. The Company also believes it has obtained appropriate indemnifications from the Prior Owners in relation to the claims in this legal action.

In addition to the foregoing, the Company is subject to claims and contingencies in the normal course of business. To the extent the Company cannot predict the outcome of the claims and contingencies or estimate the amount of any loss that may result, no provision for any contingent liabilities has been made in the consolidated financial statements. The Company believes that losses resulting from these matters, if any, would not have a material adverse effect on the financial position, results of operations or cash flows of the Company. All such matters which the Company concludes are probable to result in a loss and for which management can reasonably estimate the amount of such loss have been accrued for within the accompanying consolidated financial statements.
17. Segment reporting
The Company’s business is organized in two reportable segments: Music Publishing and Recorded Music. The Company identified its Chief Executive Officer as its Chief Operating Decision Maker (“CODM”). The Company’s CODM evaluates financial performance of its segments based on several factors, of which the primary financial measure is operating income before depreciation and amortization (“OIBDA”). While each segment incurs direct administration expenses reflected in segment income, all corporate-level administration expenses, such as executive management, are included in the Music Publishing segment and are not allocated between segments.
The accounting policies of the Company’s business segments are the same as those described in the summary of significant accounting policies included elsewhere herein. The Company does not have sales between segments.
The following tables present Total revenue and a reconciliation of OIBDA to operating income by segment for the fiscal years ended March 31, 2021 and 2020:
For the Fiscal Year Ended March 31, 2021:	Music Publishing	Recorded Music	Other	Consolidated
	$	$	$	$
Total revenue	67,090,625	13,594,981	1,092,183	81,777,789
Reconciliation of OIBDA to operating income:
Operating income	15,074,983	4,333,644	262,494	19,671,121
Amortization and depreciation	11,791,568	2,230,866	106,170	14,128,604

Reservoir Holdings Inc. and Subsidiaries
Notes to the consolidated financial statements
March 31, 2021 and 2020
(Expressed in U.S. dollars)
For the Fiscal Year Ended March 31, 2021:	Music Publishing	Recorded Music	Other	Consolidated
	$	$	$	$
OIBDA	26,866,551	6,564,510	368,664	33,799,725

For the Fiscal Year Ended March 31, 2020:	Music Publishing	Recorded Music	Other	Consolidated
	$	$	$	$
Total revenue	53,942,236	9,028,496	267,940	63,238,672
Reconciliation of OIBDA to operating income:
Operating income	13,637,115	1,708,568	131,630	15,477,313
Amortization and depreciation	6,653,020	1,770,177	—	8,423,197
OIBDA	20,290,135	3,478,745	131,630	23,900,510
The Company’s CODM manages assets on a consolidated basis. Accordingly, segment assets are not reported to the Company’s CODM, used to allocate resources or assess performance of the segments, and therefore, total segment assets have not been disclosed.
Total long-lived assets by country are as follows as of and for the fiscal years ended March 31:
	2021	2020
	$	$
United States	187,861	339,420
United Kingdom	133,905	263,556
Total	321,766	602,976
During the fiscal years ended March 31, 2021 and 2020, a single external customer accounted for 12% and 15%, respectively, of total revenues, and is included in both the Music Publishing and Recorded Music segments. No other customer accounted for more than 10% of revenue.
18. Subsequent events
(a)
On April 14. 2021, the Company entered into a definitive merger agreement with Roth CH Acquisition Co. II (NASDAQ: ROCC) (“ROCC”), a publicly traded special purpose acquisition company with $115 million in trust. The transaction will be funded by a combination of ROCC’s cash held in its trust account (after any redemptions by its public stockholders in connection with the closing), a full equity roll-over from existing Company shareholders, and proceeds from a private placement of $150 million of common stock at $10.00 per share that will close concurrently with the merger. The board of directors of the Company and ROCC have unanimously approved the transaction. The transaction will require the approval of the stockholders of ROCC and is subject to other customary closing conditions. The transaction is expected to close in the third calendar quarter of 2021 and will be accounted for as a reverse recapitalization, with the Company determined to be the accounting acquirer.

(b)
On June 2, 2021, the Company acquired U.S. based record label and music publishing company Tommy Boy Music, LLC (“Tommy Boy”) for approximately $100 million. Two of the Company’s board members are also board members of Tommy Boy and have an equity interest in both companies. The acquisition of Tommy Boy will be accounted for as an asset acquisition as a result of the significant concentration of the fair value of gross assets acquired in a recorded music catalog intangible asset.

(c)
Subsequent events have been evaluated through June 25, 2021, which is the date these financial statements were available for issuance.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
ROTH CH ACQUISITION II CO.,
ROTH CH II MERGER SUB CORP.,
and
RESERVOIR HOLDINGS, INC.
Dated as of April 14, 2021

A-i

A-ii

A-iii

ANNEXES
Annex I	—	Assumed Indebtedness
Annex II	—	Insiders of Acquiror
EXHIBITS
Exhibit A	—	Form of Acquiror Support Agreement
Exhibit B	—	Form of Registration Rights Agreement
Exhibit C	—	Form of Lockup Agreement
Exhibit D	—	Form of Stockholders Agreement
Exhibit E	—	Form of Subscription Agreements
Exhibit F	—	Form of PIPE Registration Rights Agreement
Exhibit G	—	Form of Equity Compensation Plan
Exhibit H	—	Form of Acquiror A&R Bylaws
Exhibit I	—	Form of Acquiror A&R Charter
Disclosure Letter

A-iv

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 14, 2021, is entered into by and among Roth CH Acquisition II Co., a Delaware corporation, (“Acquiror”), Roth CH II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Acquiror (“Merger Sub”), and Reservoir Holdings, Inc., a Delaware corporation (the “Company”). Acquiror, Merger Sub and the Company are sometimes referred to herein as a “Party” or collectively as the “Parties”. Certain terms used in this Agreement are defined in Section 10.13(a).
RECITALS:
WHEREAS, the Company is an independent media company involved in the ownership (or purported ownership), publication and/or distribution of Musical Compositions or musical Recordings and activities reasonably related thereto, all as currently conducted as of the date hereof (the “Company Business”);
WHEREAS, Acquiror is a blank check company formed for the sole purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities;
WHEREAS, Merger Sub is a newly formed, wholly owned, direct subsidiary of Acquiror, and was formed for the sole purpose of the Merger;
WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), Acquiror and the Company will enter into a business combination transaction pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Acquiror;
WHEREAS, the respective boards of directors or similar governing bodies of each of Acquiror, Merger Sub and the Company have each approved and declared advisable the Transactions upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL;
WHEREAS, the Company Stockholders have, by the execution of the written consent (the “Written Consent”) delivered to Acquiror contemporaneously with the execution and delivery of this Agreement, delivered the Company Stockholder Approval in accordance with Section 251 of the DGCL and the Company’s Organizational Documents;
WHEREAS, pursuant to the Acquiror’s Organizational Documents, Acquiror will provide the Acquiror Public Stockholders with the option to have their Acquiror Public Shares redeemed for the consideration, on the terms and subject to the conditions and limitations set forth in the Prospectus and the Acquiror’s Organizational Documents (the “Offer”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Transactions, Acquiror, the Company and certain Acquiror Stockholders have entered into an Acquiror Support Agreement (the “Acquiror Support Agreement”), substantially in the form attached hereto as Exhibit A, providing that, among other things, such Acquiror Stockholders will vote their shares of Acquiror Common Stock in favor of this Agreement, the Merger and the other transactions contemplated by this Agreement;
WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Transactions, Acquiror, the Company Stockholders and the parties to the Acquiror’s original registration rights agreement, including certain Acquiror Stockholders, have entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit B;
WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Transactions, Acquiror and the Company Stockholders have entered into a Lockup Agreement (the “Lockup Agreement”), substantially in the form attached hereto as Exhibit C;
WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Transactions, Acquiror, the Company and CHLM Sponsor-1 LLC, a Delaware limited liability company (“Sponsor”) have entered into a Stockholders Agreement (the “Stockholders Agreement”), substantially in the form attached hereto as Exhibit D;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, in connection with the Transactions, Acquiror and each of the parties subscribing for Acquiror Common Stock thereunder have entered into certain subscription and registration rights agreements, dated as of the date hereof (such subscription agreements, the “Subscription Agreements”), each substantially in the form attached hereto as Exhibit E and Exhibit F, respectively, pursuant to which such parties, upon the terms and subject to the conditions set forth therein, have agreed to purchase shares of Acquiror Common Stock at a purchase price of ten dollars ($10.00) per share in one or more private placement transactions (the “PIPE Financing”), to be consummated concurrently with the Closing;
WHEREAS, prior to the consummation of the Transactions, the Acquiror shall, subject to obtaining the Acquiror Stockholder Approval, adopt an equity compensation plan (the “Equity Compensation Plan”), substantially in the form set forth on Exhibit G;
WHEREAS, prior to the consummation of the Transactions, the Acquiror shall adopt the amended and restated bylaws (the “Acquiror A&R Bylaws”), in the form set forth on Exhibit H;
WHEREAS, prior to the consummation of the Transactions, Acquiror shall, subject to obtaining the Acquiror Stockholder Approval, adopt the amended and restated certificate of incorporation (the “Acquiror A&R Charter”), in the form set forth on Exhibit I; and
WHEREAS, each of the parties intends that, for U.S. federal income Tax purposes (and any applicable state or local income Tax purposes), (i) the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code to which each of Acquiror and the Company are to be parties under Section 368(b) of the Code and (ii) this Agreement shall constitute a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3 (clauses (i) and (ii), the “Intended Tax Treatment”).
NOW, THEREFORE, in consideration of the premises, covenants, agreements, representations and warranties set forth herein, and for other good and valuable consideration, the Parties to this Agreement, intending to be legally bound, agree as follows:
ARTICLE I
AGREEMENT AND PLAN OF MERGER
Section 1.1   The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”).
Section 1.2   Effective Time; Closing.
(a)   As promptly as practicable, but in no event later than three (3) Business Days, after the satisfaction or, if permissible, waiver of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or, if permissible, waiver of such conditions at the Closing), the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (a “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL (the date and time of the filing of such Certificate of Merger (or such later time as may be agreed by each of the parties hereto and specified in such Certificate of Merger) being the “Effective Time”).
(b)   Immediately prior to the filing of the Certificate of Merger in accordance with Section 1.2(a), a closing (the “Closing”) shall be held by electronic exchange of deliverables and release of signatures for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions set forth in Article VIII. The date on which the Closing shall occur is referred to herein as the “Closing Date”.
Section 1.3   Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.
Section 1.4   Certificate of Incorporation; Bylaws.
(a)   At the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated in its entirety in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter supplemented or amended as provided by the DGCL and such certificate of incorporation (subject to Section 5.6).
(b)   At the Effective Time, the bylaws of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time and, as so amended and restated, shall be the bylaws of the Surviving Corporation until thereafter supplemented or amended as provided by the DGCL, the certificate of incorporation and such bylaws (subject to Section 5.6).
(c)   Subject to the receipt of the Acquiror Stockholder Approval, prior to the Effective Time, the Acquiror shall amend and restate its certificate of incorporation in the form of the Acquiror A&R Charter and file the Acquiror A&R Charter with the Secretary of State of the State of Delaware immediately prior to the Effective Time to be effective once filed.
(d)   At the Effective Time, the Acquiror shall amend and restate, effective as of the Effective Time, the Acquiror bylaws in the form of the Acquiror A&R Bylaws and, as so amended and restated, shall be the bylaws of the Acquiror until thereafter amended as provided by the DGCL, the Acquiror A&R Charter and the Acquiror A&R Bylaws.
Section 1.5   Directors and Officers.
(a)   The parties will take all requisite actions to cause, effective as of the Closing, all of the members of the board of directors of the Surviving Corporation to be appointed by the Company, each such member of the board of directors to hold office in accordance with the provisions of the DGCL and the certificate of incorporation and bylaws of the Surviving Corporation and until their respective successors are, duly elected or appointed and qualified.
(b)   Subject to the receipt of the Acquiror Stockholder Approval, the parties shall cause the board of directors of Acquiror (the “Acquiror Board”) as of immediately following the Closing to consist of seven (7) individuals set forth on or as selected pursuant to Section 1.5(b) of the Disclosure Letter (such directors, collectively, the “Post-Closing Directors”), each to hold office in accordance with the DGCL, the Acquiror A&R Charter and the Acquiror A&R Bylaws until their respective successors are, in the case of the directors, duly elected or appointed and qualified and, in the case of the officers, duly appointed. The Company acknowledges that the Company shall obtain a background check and a completed directors & officers questionnaire with respect to any individual that will serve as a Post-Closing Director on the Acquiror Board effective as of the Closing.
ARTICLE II
CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES
Section 2.1   Conversion of Securities.
(a)   Each share of Company Preferred Stock that is issued and outstanding immediately prior to the Effective Time shall be automatically converted immediately prior to the Effective Time into a number of shares of Company Common Stock at the then-effective conversion rate as calculated (and adjusted) pursuant to the Company Charter in accordance with the terms of the Company Charter, the

Company Stockholder Approval and the DGCL (the “Company Preferred Stock Conversion”). The Company shall take any further actions necessary to effectuate the Company Preferred Stock Conversion at or prior to the Effective Time and the Company Preferred Stock Conversion shall be contingent on the occurrence of the Effective Time. All of the shares of Company Preferred Stock converted into shares of Company Common Stock pursuant to the Company Preferred Stock Conversion (the “As-Converted Preferred Stock”) shall be canceled, shall no longer be outstanding and shall cease to exist and no payment or distribution shall be made with respect thereto, and each holder of shares of Company Preferred Stock shall thereafter cease to have any rights with respect to such securities.
(b)   At the Effective Time, by virtue of the Merger and without any action on the part of the Acquiror, Merger Sub, the Company or holders of any of the securities thereof:
(i)    each share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time (including the As-Converted Preferred Stock but other than the Excluded Shares) shall be cancelled and converted into the right to receive the number of shares of Acquiror Common Stock equal to the Exchange Ratio (the “Per Share Merger Consideration”);
(ii)   all shares of Company Stock held in the treasury of the Company immediately prior to the Effective Time (the “Excluded Shares”), if any, shall be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto;
(iii)   each share of common stock, par value $0.0001, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.00001 per share, of the Surviving Corporation and all such shares shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately following the Effective Time;
(iv)   each Company Option that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall be converted into an option to purchase a number of shares of Acquiror Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Company Option immediately prior to the Effective Time divided by (B) the Exchange Ratio; provided, however, that the exercise price and the number of shares of Acquiror Common Stock purchasable pursuant to the Exchanged Options shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that in the case of any Exchanged Option to which Section 422 of the Code applies, the exercise price and the number of shares of Acquiror Common Stock purchasable pursuant to such option shall be determined in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code; provided, that, except as specifically provided above, following the Effective Time, each Exchanged Option shall continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Company Option immediately prior to the Effective Time;
(c)   In connection with the assumption of the Exchanged Options pursuant to Section 2.1, the Acquiror may assume the Company’s stock option plan as of the Effective Time. Prior to the Effective Time, the Acquiror and the Company, shall adopt any resolutions and take any actions that are necessary to effectuate the treatment of the Company Options pursuant to this subsection, or to cause any disposition or acquisition of equity securities of the Acquiror pursuant to this Section 2.1(c) by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act, with respect to the Acquiror or who will (or is reasonably expected to) become subject to such reporting requirements with respect to the Acquiror to be exempt under Rule 16b-3 under the Exchange Act. Effective as of the Effective Time, Acquiror shall file an appropriate registration statement or registration statements with respect to the shares of Acquiror Common Stock subject to such Exchanged Options and shall maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such awards remain outstanding.

Section 2.2   Exchange of Securities.
(a)    Exchange Agent. On the Closing Date, the Acquiror shall deposit, or shall cause to be deposited, with a bank or trust company that shall be Continental Stock Transfer and Trust Company (the “Exchange Agent”), for the benefit of the holders of Company Common Stock (including the As-Converted Preferred Stock), for exchange in accordance with this Article II, the number of shares of Acquiror Common Stock sufficient to deliver the aggregate Per Share Merger Consideration payable pursuant to this Agreement (such Acquiror Common Stock, together with any dividends or distributions with respect thereto pursuant to Section 2.2(d), being hereinafter referred to as the “Exchange Fund)”. The Acquiror shall cause the Exchange Agent, pursuant to irrevocable instructions, to pay the Per Share Merger Consideration out of the Exchange Fund in accordance with this Agreement. Except as contemplated by Section 2.2 hereof, the Exchange Fund shall not be used for any other purpose.
(b)    Exchange Procedures. Concurrently with the mailing of the Proxy Statement, Acquiror shall direct the Exchange Agent to mail to each holder of Company Common Stock or Company Preferred Stock evidenced by certificates (the “Certificates”) entitled to receive the Per Share Merger Consideration pursuant to Section 2.1: a letter of transmittal which shall be in a form reasonably acceptable to the Acquiror and the Company (the “Letter of Transmittal”) and which shall (A) have customary representations and warranties as to title, authorization, execution and delivery, (B) have a customary release of all claims against the Acquiror and the Company arising out of or related to such holder’s ownership of shares of Company Common Stock or Company Preferred Stock, (C) specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent, and (D) include instructions for use in effecting the surrender of the Certificates pursuant to the Letter of Transmittal. As soon as reasonably practicable following the Effective Time and in any event (1) within two (2) Business Days following the Effective Time (to the extent such shares of Company Common Stock or Company Preferred Stock are or were represented by book-entry) or (2) within two (2) Business Days following the surrender to the Exchange Agent of all Certificates held by such holder for cancellation (to the extent such shares of Company Common Stock or Company Preferred Stock are or were certificated), together with a Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, as applicable, the holder of such book-entry shares or Certificates, as applicable, shall be entitled to receive in exchange therefore, and Acquiror shall direct the Exchange Agent to deliver to each such holder, the Per Share Merger Consideration in accordance with the provisions of Section 2.1.
(c)    No Further Rights in Company Stock. The Per Share Merger Consideration payable upon conversion of the Company Stock (including As-Converted Preferred Stock) in accordance with the terms hereof shall be deemed to have been paid and issued in full satisfaction of all rights pertaining to such Company Stock.
(d)    Adjustments to Per Share Merger Consideration. The Per Share Merger Consideration shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Acquiror Common Stock occurring on or after the date hereof and prior to the Effective Time.
(e)    Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the holders of Company Common Stock for one year after the Effective Time shall be delivered to the Acquiror, upon demand, and any holders of Company Stock who have not theretofore complied with this Section 2.2 shall thereafter look only to the Acquiror for the Per Share Merger Consideration. Any portion of the Exchange Fund remaining unclaimed by holders of Company Stock as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable law, become the property of the Acquiror free and clear of any claims or interest of any person previously entitled thereto.
(f)    No Liability. None of the Exchange Agent, the Acquiror or the Surviving Corporation shall be liable to any holder of Company Stock for any Acquiror Common Stock (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 2.2.
(g)   Withholding. Notwithstanding anything in this Agreement to the contrary, each of the Company, the Surviving Corporation, Merger Sub, Acquiror, and the Exchange Agent shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or non-U.S. tax Law. Prior to making any deduction or withholding in respect of amounts payable pursuant to this Agreement (other than any deduction or withholding (i) in respect of backup withholding under Section 3406 of the Code or (ii) attributable to the Company’s failure to deliver the certification required under Section 7.9(h)), Acquiror shall provide or cause to be provided at least five (5) days prior notice of the amount of and reason for such intended deduction or withholding to the Party in respect of which such deduction and withholding is intended to be made. All Parties shall reasonably cooperate to reduce or eliminate any applicable withholding. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.
(h)   Fractional Shares. No certificates or shares representing fractional shares of Acquiror Common Stock shall be issued upon the exchange of Company Stock and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of the Acquiror Common Stock or a holder of shares of the Acquiror Common Stock. In lieu of any fractional share of Acquiror Common Stock to which each holder of Company Stock would otherwise be entitled, the Exchange Agent shall round up or down to the nearest whole share of Acquiror Common Stock, with a fraction of 0.5 rounded up. No cash settlements shall be made with respect to fractional shares eliminated by rounding.
(i)   Lost Certificate. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Acquiror, the provision by such Person of a customary indemnity against any claim that may be made against Acquiror with respect to such Certificate, and Acquiror shall issue in exchange for such lost, stolen or destroyed Certificate the Per Share Merger Consideration, as the case may be, deliverable in respect thereof as determined in accordance with this Article II.
Section 2.3   Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Company Stock thereafter on the records of the Company. From and after the Effective Time, holders of Company Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Stock, except as otherwise provided in this Agreement or by Law.
Section 2.4   Payment of Expenses.
(a)   No sooner than five (5) nor later than two (2) Business Days prior to the Closing Date, the Company shall provide to Acquiror a written report setting forth a list of the Company Transaction Expenses (together with written invoices and wire transfer instructions for the payment thereof). On the Closing Date, Acquiror shall pay or cause to be paid, by wire transfer of immediately available funds, all Company Transaction Expenses (solely to the extent not already paid). For the avoidance of doubt, the Company Transaction Expenses shall not include any fees and expenses of the Company Stockholders.
(b)   No sooner than five (5) nor later than two (2) Business Days prior to the Closing Date, Acquiror shall provide to the Company a written report setting forth a list of all Acquiror Transaction Expenses (together with written invoices and wire transfer instructions for the payment thereof). On the Closing Date, Acquiror shall pay or cause to be paid, by wire transfer of immediately available funds, all Acquiror Transaction Expenses (solely to the extent not already paid).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as set forth in the Disclosure Letter (which qualifies (a) the correspondingly numbered representation, warranty or covenant specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent of its face or cross-referenced), the Company represents and warrants to the Acquiror and Merger Sub as follows:
Section 3.1   Organization, Qualification and Standing.
(a)   The Company is duly organized, validly existing and in good standing under the Laws of the State of Delaware and is in good standing in every jurisdiction in which the conduct of its business or the nature of its properties requires such registration qualification or authorization. The Company has all requisite power and authority to own, lease and operate its Assets and to conduct its business as presently conducted, and is duly registered, qualified and authorized to transact business, except where the failure to have such power, authority and approvals has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Organizational Documents of the Company, true, complete and correct copies of which have been made available to Acquiror, are in full force and effect. The Company is not in violation of its Organizational Documents.
(b)   Section 3.1(b) of the Disclosure Letter sets forth a true, complete and correct list of each Subsidiary of the Company, and except as set forth on Section 3.1(b) of the Disclosure Letter, the Company does not directly or indirectly own, or hold any rights to acquire, any capital stock or any other securities or interests in any other Person. Each Subsidiary of the Company has been duly formed and is validly existing in good standing under the Laws of the jurisdiction of formation. Each Subsidiary of the Company has the requisite power and authority to own, lease and operate its Assets and to conduct its business as presently conducted, and is duly registered, qualified and authorized to transact business and in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to have such power, authority and approvals has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding equity interests of each Subsidiary that are directly or indirectly owned by the Company, have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company or one of its Subsidiaries free and clear of any Lien (including any right of first refusal, right of first offer, proxy, voting trust, voting agreement or similar arrangement) except Permitted Liens. None of the Company’s Subsidiaries is in violation of its Organizational Documents.
Section 3.2   Authority; Enforceability. The Company has the requisite power and authority to execute and deliver this Agreement and each other Transaction Document and to consummate the Transactions. The execution and delivery of this Agreement, the other Transaction Documents to which the Company is a party and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been, and the other Transaction Documents to which the Company is a party will be, duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Acquiror and Merger Sub, constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar Law affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at Law).
Section 3.3   Consents; Required Approvals.
(a)   No notices to, filings with, or authorizations, consents or approvals from any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Company of this Agreement, each other Transaction Document or the consummation by the Company of the Transactions, except for (a) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (b) the Hart-Scott-Rodino Act pre-merger notification filing with the Federal Trade

Commission and the Department of Justice (the “HSR Filing”), (c) the Company Stockholder Approval, (d) the Debt Refinancing or, in the alternative, the Lender Approval, and (e) where the failure to make such filings or notifications or obtain such authorizations, consents or approvals has not had and would not, individually or in the aggregate, have a material adverse effect on the ability of the Company to consummate the Transactions.
(b)   The Written Consent satisfies the Company Stockholder Approval and the Company Stockholder Approval is the only vote of the holders of any class or series of Company’s Stock necessary to approve this Agreement and the Transactions, including the Company Preferred Stock Conversion. On the date of this Agreement, the Company has provided to Acquiror true, complete and correct copies of the Written Consent.
Section 3.4   Non-contravention. Except as set forth on Section 3.4 of the Disclosure Letter, the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is a party, by the Company and the consummation of the Transactions and compliance with the provisions hereof and thereof do not and will not with or without notice or lapse of time or both (a) violate any Law or Order to which the Company or any of its Subsidiaries or any of the Company’s or its Subsidiaries’ Assets are subject, (b) violate any provision of the Organizational Documents of the Company or any Subsidiary thereof, (c) violate, conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify or cancel, require any notice under, or otherwise give rise to any Liability under, any Contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or Assets is subject, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the properties or Assets of the Company or its Subsidiaries, except in the case of each clause (a), (c) and (d), for any conflicts, violations, breaches, defaults, Liabilities, terminations, amendments or Liens where the failure to obtain such consents, has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.5   Capitalization.
(a)   The authorized capital stock of the Company consists of (i) 1,000,000 shares of Company Common Stock, of which 145,559.91 shares are issued and outstanding as of the date of this Agreement, (ii) 67,500 shares of Series A-1 Preferred Stock, all of which are issued and outstanding as of the date of this Agreement and (iii) 432,500 shares of Series A-2 Preferred Stock, of which 14,999.99 shares are issued and outstanding as of the date of this Agreement. As of the date of this Agreement, all outstanding shares of the Company Common Stock are owned of record by the Persons set forth on Section 3.5(a) of the Disclosure Letter in the amounts set forth opposite their respective names. Section 3.5(a) of the Disclosure Letter sets forth for each outstanding Company Option, the name of the Person holding such Company Option and the number of shares of Company Common Stock issuable upon the exercise of such Company Option, and whether such Company Option is subject to acceleration as a result of the Transactions. All of the outstanding shares of Company Common Stock are validly issued and outstanding, fully paid and nonassessable with no personal Liability attaching to the ownership thereof.
(b)   As of the date hereof, there are (other than the Company Options set forth in Section 3.5(a) of the Disclosure Letter) no (i) outstanding warrants, options, agreements, convertible securities, performance units or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any of its shares or other securities, (ii) outstanding obligations of the Company to repurchase, redeem or otherwise acquire outstanding capital stock of the Company or any securities convertible into or exchangeable for any shares of capital stock of the Company, (iii) treasury shares of capital stock of the Company, (iv) bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote, are issued or outstanding, (v) preemptive or similar rights to purchase or otherwise acquire shares or other securities of the Company pursuant to any provision of Law, the Company’s Organizational Documents or any Contract to which the Company is a party or (vi) Lien (other than a Permitted Lien) with respect to the sale or voting of shares or securities of the Company (whether outstanding or issuable).

(c)   With respect to the Company Options that were issued and remain outstanding as of the date of this Agreement, (i) each grant of a Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (the “Company Board”), or a committee thereof and (ii) each Company Option was granted in compliance in all material respects with all applicable Laws. The treatment of Company Options under this Agreement complies in all respects with applicable Law and with the applicable Company Option award agreements.
Section 3.6   Bankruptcy. Neither the Company nor any of its Subsidiaries is involved in any Proceeding by or against it as a debtor before any Governmental Authority under the United States Bankruptcy Code or any other insolvency or debtors’ relief act or Law or for the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official for any part of the Assets of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is, and after giving effect to the consummation of the Transactions, will be “insolvent” within the meaning of Section 101(32) of title 11 of the United States Code or any applicable state fraudulent conveyance or transfer Law.
Section 3.7   Financial Statements. Attached to Section 3.7 of the Disclosure Letter are true and complete copies of the audited consolidated balance sheets of Reservoir Media Management Inc. (“Reservoir Media”), and the related statements of operations, changes in equityholders’ equity and cash flows, for the fiscal years ended March 31, 2020 and 2019 including the notes thereto (collectively, the “Company Financial Statements”). The Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto).The Company Financial Statements are complete and accurate in all material respects and fairly present, in all material respects, the financial position of Reservoir Media as of the date thereof and the results of operations of Reservoir Media for the periods reflected therein, except as otherwise noted therein and subject to normal and year-end adjustments as permitted by GAAP. The Company Financial Statements (i) were prepared from the books and records of Reservoir Media and (ii) contain and reflect all necessary adjustments and accruals for a fair presentation of Reservoir Media’s financial condition as of their dates including for all warranty, maintenance, service and indemnification obligations. Since December 31, 2020 (the “Balance Sheet Date”), except as required by applicable Law or GAAP, there has been no material change in any accounting principle, procedure or practice followed by Reservoir Media or in the method of applying any such principle, procedure or practice.
Section 3.8   Liabilities.
(a)   Except (i) as reflected or reserved for in the Company Financial Statements or disclosed in the notes thereto, (ii) for Liabilities incurred since the Balance Sheet Date in the Ordinary Course, (iii) as set forth in the Disclosure Letter, (iv) arising under this Agreement or the performance by the Company of its obligations hereunder or (vi) Liabilities under Contracts that relate to obligations that have not yet been performed, and are not yet required to be performed, the Company has no Liabilities that would be required to be set forth or reserved for on a balance sheet of the Company and its Subsidiaries (and the notes thereto) prepared in accordance with GAAP consistently applied and in accordance with past practice, other than Liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)   Except for the Assumed Indebtedness and any Interim Acquisition Indebtedness, neither the Company nor any of its Subsidiaries has any Indebtedness for borrowed money and has not guaranteed any other Person’s Indebtedness for borrowed money.
Section 3.9   Internal Accounting Controls. The Company (i) maintains a system of internal accounting controls sufficient to provide reasonable assurance with respect to the preparation of financial statements in conformity with the Company’s historical practices, (ii) permits access to financial systems and bank accounts only in accordance with management’s general or specific authorization and (iii) compares any differences between the recorded accountability for tangible assets, financial assets and bank accounts with the existing tangible assets, financial assets and bank accounts at reasonable intervals (for each such class of assets) and takes appropriate action with respect thereto.
Section 3.10   Absence of Certain Developments. Since the Balance Sheet Date, (a) the Company has conducted its business in the Ordinary Course in all material respects and (b) there has been no event,

circumstance, development, change or effect, which has had and would, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect.
Section 3.11   Compliance with Law.
(a)   Since January 1, 2019, neither the Company nor any of its Subsidiaries has been in or has had any Liability that would be material to the Company and its Subsidiaries, taken as a whole, in respect of any, violation of, and no event has occurred or circumstance exists that (with or without notice or lapse of time) would constitute or result in a violation by the Company or any of its Subsidiaries of, or failure on the part of the Company or any of its Subsidiaries to comply in all respects with, or any Liability that would be material to the Company and its Subsidiaries, taken as a whole, suffered or incurred by the Company or any of its Subsidiaries in respect of any violation of or noncompliance in all respects with, any Laws and Orders by a Governmental Authority that are or were applicable to it or the conduct or operation of its business or the ownership or use of any of its Assets, in each case, except where any such violation or noncompliance has not, or would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, and no Proceeding is pending, or to the Knowledge of the Company, threatened, alleging any such violation or noncompliance, except where such Proceeding has not, or would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(b)   The Company and each of its Subsidiaries has all Permits necessary for the conduct of its business as presently conducted, and (i) each of the Permits is in full force and effect, (ii) the Company and each of its Subsidiaries are in compliance in all material respects with the terms, provisions and conditions thereof, (iii) there are no outstanding violations, notices of noncompliance, Orders or Proceedings adversely affecting any of the Permits and (iv) no condition (including the execution of this Agreement and the other Transaction Documents to which the Company is a party and the consummation of the Transactions) exists and no event has occurred which (whether with or without notice, lapse of time or the occurrence of any other event) would reasonably be expected to result in the suspension or revocation of any of the Permits other than by expiration of the term set forth therein, except in each case as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.12   Title to Properties.
(a)   The Company does not own any real property.
(b)   Section 3.12(b) of the Disclosure Letter sets forth a true, complete and correct list of all real property leased by the Company or its Subsidiaries (each, a “Leased Real Property” and collectively, the “Leased Real Properties”). The Company has made available to Acquiror true, complete and correct copies of all leases demising the Leased Real Properties to the Company or its Subsidiaries (the “Real Property Leases”). No Person other than the Company or any of its Subsidiaries has any option or right to terminate any of the Real Property Leases other than as expressly set forth in such Real Property Leases. There are no parties physically occupying or using any portion of any of the Leased Real Properties nor do any other parties have the right to physically occupy or use any portion of the Leased Real Properties, in each case, other than the Company or its Subsidiaries. With respect to the Leased Real Properties, the Company and each of its Subsidiaries is in material compliance with such leases and holds a valid and enforceable leasehold interest therein, free of any Liens, other than Permitted Liens.
(c)   The Company and each of its Subsidiaries (i) owns good, valid and marketable title, or holds a valid and enforceable leasehold interest, as applicable, free and clear of all Liens (other than Permitted Liens), to all of their respective tangible Assets, and (ii) is not obligated under any Contract, or subject to any restriction, that presently materially impairs, has materially impaired, or might in the future materially impair the Company’s or any of its Subsidiaries’ right, title or interest in or to any of their respective tangible Assets. The Company and each of its Subsidiaries owns, leases under valid leases or has use of and/or valid access under valid agreements to all facilities, machinery, equipment and other tangible Assets necessary for the conduct of their respective businesses as presently conducted, and all such facilities, machinery, equipment and other tangible Assets are in good working condition and repair and generally are adequate and suitable in all material respects for their present use, Ordinary

Course wear and tear excepted. With respect to the respective property and Assets they lease, sublease, license and/or use or occupy (including the Leased Real Properties), the Company and each of its Subsidiaries is in compliance in all material respects with such leases (including the Real Property Leases).
Section 3.13   Anti-Corruption Laws. For the past five (5) years, and except where the failure to be, or to have been, in compliance with, such Laws would not, individually or in the aggregate, reasonably be expected to be material to the Company or its Subsidiaries, taken as a whole, (i) there has been no action taken by the Company, its Subsidiaries, any officer, director, manager, employee, or to the Knowledge of the Company, any agent or representative of the Company or its Subsidiaries, in each case, acting on behalf of the Company or its Subsidiaries, in violation of any applicable Anti-Corruption Law, (ii) neither the Company nor its Subsidiaries has been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a Governmental Authority for violation of any applicable Anti-Corruption Laws, (iii) neither the Company nor its Subsidiaries has conducted or initiated any internal investigation or made a voluntary, directed or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Law and (iv) neither the Company nor its Subsidiaries has received any written notice or citation from a Governmental Authority for any actual or potential noncompliance with any applicable Anti-Corruption Law.
Section 3.14   Tax Matters.
Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(a)   The Company and its Subsidiaries have filed when due (taking into account all applicable extensions) all Tax Returns required by applicable Law to be filed with respect to the Company and each of its Subsidiaries, all Taxes shown due on such Tax Returns and any other Taxes that are required to have been paid as of the date hereof to avoid penalties or charges for late payment have been paid, other than Taxes being contested in good faith, and all such Tax Returns (taking into account all amendments thereto) were true, complete and correct in all respects as of the time of such filing.
(b)   Any Liability of the Company or any of its Subsidiaries for Taxes not yet due and payable, or which are being contested in good faith, does not exceed the amount shown on the face of the Company Financial Statements (disregarding timing differences) as adjusted for the period thereafter through the Closing Date.
(c)   There is no Proceeding, audit or claim now pending or asserted against the Company or any of its Subsidiaries in respect of any Tax or assessment, nor has the Company or any of its Subsidiaries received any written notice of a proposed deficiency of any amount of Taxes due from such entities for a Tax period for which the statute of limitations for assessments remains open.
(d)   No written claim has been made by any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries has not filed a Tax Return that it is or may be subject to Tax by such jurisdiction, nor is any such assertion, to the Knowledge of the Company, threatened in writing.
(e)   Neither the Company nor any of its Subsidiaries is a party to any Tax indemnification or Tax sharing agreement, Tax allocation agreement or similar contract or agreement and does not have any liability or obligation to any person as a result of or pursuant to any such agreement, contract, arrangement or commitment (other than any such agreement solely between the Company and its existing Subsidiaries and commercial contracts not primarily relating to Taxes).
(f)   The Company and each of its Subsidiaries have withheld and paid all Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party.
(g)   Neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties as a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

(h)   There are no Liens for Taxes upon any Assets of the Company or its Subsidiaries other than Permitted Liens.
(i)   Neither the Company nor any of its Subsidiaries has been a party to or bound by any closing agreement, private letter ruling or any other similar agreement with any Governmental Authority in respect of which the Company could have any Tax Liability after the Closing.
(j)   Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was the Company) or other comparable group for state, local or foreign Tax purposes and (ii) has Liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, or by Contract (other than Liabilities pursuant to a commercial Contract (or Contracts entered into in the Ordinary Course) entered into by the Company or its Subsidiaries the primary subject of which is not Taxes).
(k)   Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(l)   Neither the Company nor any of its Subsidiaries will be required to include any amount in taxable income or exclude any item of deduction or loss from taxable income for any Tax period (or portion thereof) ending after the Closing as a result of any: (i) use of an improper or change in method of accounting for a Tax period ending on or prior to the Closing; (ii) “closing agreement” as described in Section 7121 of the Code (or any comparable or similar provisions of applicable Law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing outside the Ordinary Course; (iv) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any predecessor provision or any similar provision of state, local or foreign Law); or (v) prepaid amount received or deferred revenue accrued on or prior to the Closing outside the Ordinary Course.
(m)   To the Knowledge of the Company, there are no facts, circumstances or plans that, either alone or in combination, could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.
Section 3.15   Intellectual Property.
(a)   Section 3.15(a) of the Disclosure Letter sets forth a true and complete list of all (i) issued patents and patent applications, trademark registrations and trademark applications material unregistered trademarks, internet domain names in each case that are owned by the Company or any of its Subsidiaries and (ii) the Material Recordings and the Material Musical Compositions (subclause (i), together with the Owned Recordings and the Owned Musical Compositions, the “Owned Intellectual Property”). To the Knowledge of the Company, as of the date of this Agreement, neither the Company nor any Subsidiary has any material trade secrets and the only material copyright rights owned by Company or Subsidiary are Owned Recordings and Owned Musical Compositions.
(b)   Except for any licenses granted to the Owned Intellectual Property in the Ordinary Course, the Company owns all right, title and interest in and to the Owned Intellectual Property, free and clear of all Liens (other than Permitted Liens) and such rights are subsisting, and to the Company’s Knowledge, valid and enforceable, and such ownership is exclusive, other than with respect to Owned Recordings and Owned Musical Compositions. For each Material Recording and Material Musical Composition disclosed in Section 3.15(a) of the Disclosure Letter that is neither an Owned Recording nor an Owned Musical Composition, Section 3.15(b)(ii) of the Disclosure Letter identifies, to the Company’s Knowledge, any Lien (other than Permitted Liens) with respect to such Material Recordings and the Material Musical Compositions. For each Material Recording and Material Musical Composition disclosed in Section 3.15(a) of the Disclosure Letter that is either an Owned Recording or an Owned Musical Composition, Section 3.15(b)(iii) of the Disclosure Letter identifies, to the Company’s Knowledge, the cumulative ownership percentage held by Company and its Subsidiaries (subject to any de minimis inaccuracies) in and to such Material Recordings and Material Musical Compositions. For each Material Recording and Material Musical Composition disclosed in Section 3.15(a) of the

Disclosure letter that is neither an Owned Recording nor an Owned Musical Composition, Section 3.15(b)(iii) of the Disclosure Letter identifies, to the Company’s Knowledge, the interest held by Company and its Subsidiaries, and if applicable the percentage share (subject to any de minimis inaccuracies), in and to such Material Recordings and Material Musical Compositions. To the Knowledge of the Company, except as set forth in Section 3.15(b)(iv) of the Disclosure Letter, (i) no material Owned Intellectual Property is the subject of any opposition, cancellation or similar Proceeding before any Governmental Authority other than Proceedings involving the examination of applications for registration of Intellectual Property (e.g., patent prosecution Proceedings, trademark prosecution Proceedings and copyright prosecution Proceedings); (ii) neither the Company nor any of its Subsidiaries is subject to any injunction or other specific judicial, administrative, or other order that restricts or impairs its ownership, registrability, enforceability, use or distribution of any material Owned Intellectual Property; and (iii) neither the Company nor any of its Subsidiaries is subject to any current Proceeding that the Company reasonably expects would materially and adversely affect the validity, use or enforceability of any material Owned Intellectual Property.
(c)   To the Knowledge of the Company, the Company or its Subsidiaries owns all right, title and interest in and to, or has valid, sufficient, subsisting and enforceable licenses to use, all Intellectual Property material to its business as currently conducted, and, to the Knowledge of the Company, the Company or its Subsidiaries has the enforceable right to administer Material Recordings and Material Musical Compositions for which Company has administration rights. The consummation of the Transactions will not, by itself, directly and immediately, materially impair any rights of the Company or any of its Subsidiaries to any material Owned Intellectual Property.
(d)   Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Knowledge of the Company, the conduct of the business of the Company, including its Subsidiaries, as currently conducted and as conducted in the three (3) year period immediately preceding the date hereof, including any use of the Owned Intellectual Property as currently used by the Company or any of its Subsidiaries, does not conflict with, dilute, infringe, misappropriate or violate any Intellectual Property of any Person. Section 3.15(d) of the Disclosure Letter sets forth a true, accurate, and complete list of all Proceedings that are pending in which it is alleged that the Company or any of its Subsidiaries is in conflict with, dilutes, infringes, misappropriates or violates the Intellectual Property of any Person.
(e)   Section 3.15(e) of the Disclosure Letter sets forth a true, accurate and complete list, as of the date of this Agreement, of pending Proceedings (i) in which it is alleged that any Person is in conflict with, dilutes, infringes, misappropriates or violates rights of the Company or any of its Subsidiaries to Owned Intellectual Property and (ii) to the Knowledge of the Company, involving the Company’s or any of its Subsidiaries administration rights or the works associated with such administration rights. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Knowledge of the Company, no Person is infringing, misappropriating or violating the rights of the Company or any of its Subsidiaries in or to Owned Intellectual Property.
(f)   No present or former officer, director and employee, agent, outside contractor or consultant of the Company or any of its Subsidiaries holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Owned Intellectual Property. All programs, modifications, enhancements or other inventions, improvements, discoveries, methods or works of authorship (other than musical compositions and recordings) (“Works”) that were created by any officer, director, employee, agent, outside contractor, or consultant of the Company or any of its Subsidiaries were made in the regular course of such Person’s employment or service relationship with the Company or Subsidiary using the facilities and resources and the Company or Subsidiary, and as such, constitute “works made for hire” in those jurisdictions that recognize this legal concept or principle. Each present or former officer, director, employee, agent, outside contractor, or consultant of the Company or any of its Subsidiaries who has created or contributed to the creation of Works, or who in the regular course such Person’s employment or service relationship with the Company or Subsidiary would reasonably be expected to create or contribute to the creation of Works, has executed an assignment or similar agreement with the Company or Subsidiary confirming the Company’s or Subsidiary’s ownership of such Works and transferring and assigning to the Company or Subsidiary all right, title and interest in and to such

Intellectual Property or rights in such Intellectual Property have transferred by operation of Law. No Governmental Authority or academic institution has any right to, ownership of, or right to royalties for any Owned Intellectual Property.
(g)   The Company and each of its Subsidiaries have taken commercially reasonable steps to safeguard and maintain the secrecy and confidentiality of, and their proprietary rights in and to, non-public Owned Intellectual Property (including by entering into confidentiality, nondisclosure or similar agreements with all present and former officers, directors, employees, agents, independent contractors of, and consultants to the Company or Subsidiary who had access to or knowledge of such non-public Owned Intellectual Property). To the Knowledge of the Company, none of the non-public Owned Intellectual Property and none of the works for which the Company or any of its Subsidiaries have administration rights have been used, disclosed or appropriated to the detriment of the Company or Subsidiary without authorization, and other than for benefit of the Company or Subsidiary. To the Knowledge of the Company, no present or former officer, director, employee, agent, independent contractor, or consultant of the Company or any of its Subsidiaries has misappropriated any trade secrets or other confidential information of any other Person in the course of the performance of responsibilities to the Company or Subsidiary.
(h)   The Company and its Subsidiaries have established and implemented, and to the Knowledge of the Company, are operating in compliance in all material respects with, policies, programs and procedures that are commercially reasonable and consistent with reasonable industry practices, including administrative, technical and physical safeguards, intended to protect the confidentiality and security of Personal Information in their possession, custody or control against unauthorized access, use, modification, disclosure or other misuse, including maintaining security controls for all material information technology systems owned by the Company and/or its Subsidiaries, including computer hardware, software, networks, information technology systems, electronic data processing systems, telecommunications networks, network equipment, interfaces, platforms, peripherals, and data or information contained therein or transmitted thereby, including any outsourced systems and processes (collectively, the “Computer Systems”) that are intended to safeguard the Computer Systems against the risk of business disruption arising from attacks (including virus, worm and denial-of-service attacks), unauthorized activities or access of any employee, hackers or any other person. Since January 1, 2019, to the Knowledge of the Company, the Computer Systems have not suffered any material failures, breakdowns, continued substandard performance, unauthorized intrusions or other adverse events affecting any such Computer Systems that have caused any substantial disruption of or substantial interruption in or to the use of such Computer Systems in the operation of the Company’s business. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has remedied in all material respects any material privacy or data security issues raised in any privacy or data security audits of its businesses (including third-party audits of the Computer Systems), or, with respect to any such issues pertaining to third-party service providers or Computer Systems outside of the Company’s control, has used commercially reasonable efforts to cause the applicable third party to do so. The Computer Systems are sufficient in all material respects for the operations of the business of the Company and its Subsidiaries as currently conducted and as contemplated to be conducted as of the Closing. None of the software owned by the Company or any of its Subsidiaries is or was distributed or used by the Company or any Subsidiary with any open source software in a manner that requires any such software to be dedicated to the public, disclosed, distributed in source code form, made available at no charge, or reverse engineered.
(i)   The Company and its Subsidiaries have in place commercially reasonable policies (including a privacy policy), rules and procedures (the “Privacy Policy”) regarding the collection, use, processing, disclosure, disposal, dissemination, storage and protection of personally identifiable customer information. To the Knowledge of the Company, the Company has materially complied with the Privacy Policy.
(j)   The Company and its Subsidiaries are in compliance in all material respects with all applicable Laws regarding the collection, use, processing, disclosure, disposal, dissemination, storage and protection of personally identifiable customer or employee information (“Personal Information”). There are no material Proceedings pending or, to the Knowledge of the Company, threatened in writing against any the Company and/or its Subsidiaries relating to the collection, use, dissemination, storage and protection of Personal Information.
(k)   No material Proceedings are pending or, to the Knowledge of the Company, threatened in writing against any the Company and/or its Subsidiaries relating to the collection, use, dissemination, storage and protection of Personal Information.
Section 3.16   Insurance.
(a)   Section 3.16(a) of the Disclosure Letter sets forth a true, complete and correct list of (i) all material fidelity bonds, letters of credit, cash collateral, performance bonds and bid bonds issued to or in respect of the Company and its Subsidiaries (collectively, the “Bonds”) and (ii) all material policies of title insurance, liability and casualty insurance, property insurance, auto insurance, business interruption insurance, tenant’s insurance, workers’ compensation, life insurance, disability insurance, excess or umbrella insurance and any other type of insurance insuring the Company and its Subsidiaries (collectively, the “Policies”). The Company has furnished true, complete and correct copies of all such Policies and Bonds to Acquiror. All premiums payable under all such Policies and Bonds have been paid timely and the Company and its Subsidiaries have complied fully with the terms and conditions of all such Policies and Bonds.
(b)   All such Policies and Bonds are in full force and effect and will not in any way be effected by or terminated or lapsed by reason of the consummation of the Transactions. Neither the Company nor any of its Subsidiaries is in default under any provisions of the Policies or Bonds, and there is no claim by the Company or any of its Subsidiaries pending under any of the Policies or Bonds as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such Policies or Bonds. Neither the Company nor any of its Subsidiaries has received any written notice from or on behalf of any insurance carrier or other issuer issuing such Policies or Bonds that insurance rates or other annual premium or fee in effect as of the date hereof will hereafter be substantially increased (except to the extent that insurance rates or other fees may be increased for all similarly situated risks), that there will be a non-renewal, cancellation or increase in a deductible (or an increase in premiums in order to maintain an existing deductible) of any of the Policies or Bonds in effect as of the date hereof. The Policies and Bonds maintained by the Company and its Subsidiaries are adequate in accordance with industry standards and the requirements of any applicable leases.
Section 3.17   Litigation. There is no Proceeding pending or, to the Knowledge of the Company, threatened by or against, the Company, its Subsidiaries or any property or asset of the Company or its Subsidiaries or any of their predecessors, or, to the Knowledge of the Company, threatened by or against any officer, director, equityholder, employee or agent of the Company or any of its Subsidiaries in their capacity as such or relating to their employment services or relationship with the Company, its Subsidiaries, or any of their Affiliates, and neither the Company nor any of its Subsidiaries is bound by any Order, in each case, except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company does not have any Proceeding pending against any Governmental Authority or other Person, in each case, except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any Proceeding pending or, to the Knowledge of the Company, threatened by or against the Company or its Subsidiaries by any vendor, supplier or licensor, which has had and would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.18   Labor Matters.
(a)   Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since January 1, 2019, the Company and each of its Subsidiaries has complied with all Laws relating to the hiring of employees and the employment of labor, including provisions thereof relating to wages, hours, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity, classification of employees, and the collection and payment of withholding and/or social security Taxes. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material

Adverse Effect, since January 1, 2019, the Company and each of its Subsidiaries has met all requirements required by Law or regulation relating to the employment of foreign citizens, including all requirements of Form I-9 Employment Verification. Neither the Company nor any of its Subsidiaries currently employs, and since January 1, 2019 has not employed, any Person who was not permitted to work in the jurisdiction in which such Person was employed. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since January 1, 2019, the Company and each of its Subsidiaries has complied with all Laws that could require overtime to be paid to any current or former employee of the Company and its Subsidiaries, and no employee has brought or, to the Knowledge of the Company, threatened to bring a claim for unpaid compensation or employee benefits, including overtime amounts.
(b)   Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is delinquent in payments to any of its current or former employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them or amounts required to be reimbursed to such employees or in payments owed upon any termination of the employment of any such employees.
(c)   Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no unfair labor practice complaint pending, or to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries pending before the National Labor Relations Board or any other Governmental Authority.
(d)   Since January 1, 2019, there have been no labor strikes, material disputes, slowdowns or stoppages actually pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has engaged in any location closing or employee layoff activities during the three-year period prior to the date hereof that would violate or in any way implicate the Worker Adjustment Retraining and Notification Act of 1988, or any similar state or local plant closing or mass layoff statute, rule or regulation.
(e)   No labor union represents any employees of the Company or any of its Subsidiaries. To the Knowledge of the Company, no labor union has taken any action with respect to organizing the employees of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining or similar agreement or union Contract.
(f)   Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Knowledge of the Company, no employee of the Company or any of its Subsidiaries is obligated under any Contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any order of any court or administrative agency, that would interfere with the use of such employee’s best efforts to promote the interests of the Company and its Subsidiaries or that would conflict with the Company’s or any of its Subsidiaries’ business as proposed to be conducted.
(g)   To the Knowledge of the Company, (i) no officer or Key Employee of the Company or any of its Subsidiaries is a party to or is bound by any confidentiality agreement, non-competition agreement or other contract (with any Person) that would materially interfere with the performance by such officer or employee of any of his or her duties or responsibilities as an officer or employee of the Company or any of its Subsidiaries, (ii) no officer or Key Employee of the Company or any of its Subsidiaries, or any group of key employees of the Company or any of its Subsidiaries, has given written notice of their interest to terminate their employment with the Company or any of its Subsidiaries, nor does the Company have a present intention to terminate the employment of any of the foregoing or (iii) in the twelve (12) months prior to the date of this Agreement, no officer or Key Employee of the Company or any of its Subsidiaries has received an offer to join a business that is competitive with the business activities of the Company.
(h)   Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, any individual who performs or performed services for the Company and who is not treated as an employee for Tax purposes by the Company and each of its

Subsidiaries is not an employee under applicable Laws or for any purpose, including for Tax withholding purposes or Benefit Arrangement purposes and neither the Company nor any Subsidiary has any material liability by reason of any individual who performs or performed services for the Company or any Subsidiary, in any capacity, being improperly excluded from participating in any Benefit Arrangement. Each of the employees of the Company and the Subsidiaries has been properly classified by the Company and the Subsidiaries as “exempt” or “non-exempt” under applicable Law.
(i)   Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since January 1, 2019, (i) no allegations of sexual harassment or sexual misconduct have been made against any director, officer or employee, and (ii) neither the Company nor any of its Subsidiaries has entered into any settlement agreement related to allegations of sexual harassment or sexual misconduct by any director, officer or employee.
Section 3.19   Employee Benefits.
(a)   Section 3.19(a) of the Disclosure Letter sets forth an accurate and complete list of all material Benefit Arrangements. For purposes of this Agreement, “Benefit Arrangement” means, except for any statutory or government-mandated plans or arrangements, any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)), whether or not subject to ERISA, and any other material bonus, profit sharing, compensation, pension, severance, savings, deferred compensation, fringe benefit, insurance, welfare, post-retirement health or welfare benefit, health, life, stock option, stock purchase, restricted stock, service award, company car, relocation, disability, accident, sick pay, sick leave, accrued leave, vacation, holiday, termination, unemployment, individual employment, consulting, executive compensation, incentive, commission, payroll practices, retention, change in control, non-competition, or other plan, agreement, policy, trust fund, or arrangement (whether written or unwritten, insured or self-insured) established, maintained, sponsored, or contributed to (or with respect to which any obligation to contribute has been undertaken) by the Company or any of its Subsidiaries on behalf of any employee, officer, director, consultant, member or other service provider of the Company or any Subsidiary (whether current, former or retired) or their dependents, spouses, or beneficiaries or under which the Company or any of its Subsidiaries has any liability, contingent or otherwise. For purposes of this Agreement, Benefit Arrangements that are sponsored by a professional employer organization or co-employer organization are referred to as “PEO Benefit Arrangements” and all other Benefit Arrangements are referred to as “Non-PEO Benefit Arrangements.”
(b)   With respect to each Non-PEO Benefit Arrangement, the Company has made available to Acquiror or its counsel a true and complete copy, to the extent available, of (i) each writing constituting a part of such Benefit Arrangement and all amendments thereto, (ii) the most recent annual report and accompanying schedule, (iii) the current summary plan description and any material modifications thereto; (iv) the most recent annual financial and actuarial reports; (v) the most recent determination or opinion letter received by the Company or any Subsidiary from the IRS regarding the tax-qualified status of each Benefit Arrangement and (vi) the most recent written result of all required compliance testing. With respect to each PEO Benefit Arrangement, the Company has made available to Acquiror or its counsel a true and complete copy, to the extent available, of each writing constituting a part of such material Benefit Arrangement and all amendments thereto.
(c)   With respect to each Benefit Arrangement, except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Non-PEO Benefit Arrangement has been established, maintained and administered in accordance with its terms and with the requirements of applicable Law; (ii) there are no pending or threatened actions, claims or lawsuits against or relating to the Non-PEO Benefit Arrangement, the assets of any of the trusts under such arrangements or the sponsor or the administrator, or against any fiduciary of the Non-PEO Benefit Arrangement with respect to the operation of such arrangements (other than routine benefits claims); (iii) each Non-PEO Benefit Arrangement intended to be qualified under Section 401(a) of the Code has received a favorable determination, or may rely upon a favorable opinion letter, from the Internal Revenue Service (“IRS”) that it is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such Non-PEO Benefit Arrangement; (iv) to the Knowledge of the Company, no such Non-PEO Benefit Arrangement is under audit or investigation by any Governmental Authority or regulatory authority; (v) all payments required to be made by the Company or any of its Subsidiaries under any Benefit Arrangement, any contract, or by Law (including all contributions (including all employer contributions and employee salary reduction contributions), insurance premiums or intercompany charges) with respect to all prior periods have been timely made or properly accrued and reflected in the most recent consolidated balance sheet prior to the date hereof, in accordance with the provisions of each of the Benefit Arrangement, applicable Law and GAAP; and (vi) to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to subject the Company to any assessable payment under Section 4980H of the Code with respect to any period prior to the Closing Date.
(d)   No Benefit Arrangement is, and none of the Company, any of its Subsidiaries, any corporation, trade, business, or entity that would be deemed a “single employer” with the Company or any Subsidiary within the meaning of Section 414(b), (c), (m), or (o) of the Code or Section 4001 of ERISA (each, an “ERISA Affiliate”), or any of their respective predecessors has contributed to, contributes to, has been required to contribute to, or otherwise participated in or participates in or in any way has any liability, directly or indirectly, with respect to any plan subject to Section 412, 430 or 4971 of the Code, Section 302 or Title IV of ERISA, including any “multiemployer plan” (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code), a “multiple employer plan” (as defined in Section 413 of the Code), a “multiple employer welfare arrangement (as defined in Section 3(40) of ERISA), any single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Sections 4063, 4064 and 4069 of ERISA or Section 413(c) of the Code, or a plan maintained in connection with any trust described in Section 501(c)(9) of the Code. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no event has occurred and no condition exists that would subject the Company or the Subsidiaries by reason of its affiliation with any current or former ERISA Affiliate to any (i) Tax, penalty, fine, (ii) Lien or (iii) other Liability imposed by ERISA, the Code or other applicable Laws. None of the Benefit Arrangements provide retiree health or life insurance benefits, except as may be required by Section 4980B of the Code and Section 601 of ERISA or any other applicable Law, or except where such benefits are solely at the expense of the participant or the participant’s beneficiary.
(e)   Except as specified on Section 3.19(e) of the Disclosure Letter, neither the execution, delivery and performance of this Agreement or the other Transaction Documents to which the Company is a party nor the consummation of the Transactions will (either alone or in the aggregate) (i) result in any severance or other payment becoming due, or increase the amount of any compensation or benefits due, to any current or former employee, officer, director, consultant or other service provider of the Company and its Subsidiaries; (ii) limit or restrict the right of the Company or any Subsidiary to merge, amend or terminate any Benefit Arrangement; or (iii) result in the acceleration of the time of payment or vesting, or result in any payment or funding (through a grantor trust or otherwise) of any such compensation or benefits under, or increase the amount of compensation or benefits due under, any Benefit Arrangement.
(f)   No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of any Taxes required by Section 409A of the Code.
(g)   No amount or benefit that could be, or has been, received by any current or former employee, officer or director of the Company or any Subsidiary of the Company who is a “disqualified individual” within the meaning of Section 280G of the Code could reasonably be expected to be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the Transactions.
Section 3.20   Environmental and Safety. Except as has not had and would not, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect, (a) since January 1, 2019, the Company and its Subsidiaries have complied in all material respects with all, and is in compliance in all material respects with all, and has not received any written (or, to the Knowledge of the Company, oral) notice alleging or otherwise relating to any material violation of any, Environmental and Safety Requirements, and there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging any failure to so comply, (b) since January 1, 2019, neither the Company nor any of its Subsidiaries has received any written notice or report with respect to it or its facilities regarding any (i) actual or alleged material violation of Environmental and Safety Requirements, or (ii) actual or potential material Liability arising under Environmental and Safety Requirements, including any material investigatory, remedial or corrective obligation, (c) neither the Company nor any of its Subsidiaries has expressly assumed or undertaken any material Liability of any other Person under any Environmental and Safety Requirements, (d) neither the Company nor any of its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, or owned or operated any real property in a manner that has given rise to material Liabilities pursuant to any Environmental and Safety Requirement, including any material Liability for response costs, corrective action costs, personal injury, property damage, natural resources damage or attorney fees, or any investigative, corrective or remedial obligations.
Section 3.21   Related Party Transactions. Section 3.21 of the Disclosure Letter sets forth a true, complete and correct list of the following (each such arrangement, an “Affiliate Transaction”): (a) each Contract entered into since January 1, 2019 between the Company or any of its Subsidiaries, on the one hand, and any current Affiliate of the Company or any of its Subsidiaries on the other hand (other than, in the case of any employee, officer or director, any employment Contract or Contract with respect to the issuance of equity in the Company) and (b) all Indebtedness (for monies actually borrowed or lent) owed to the Company or its Subsidiaries since January 1, 2019 ended on the date hereof by any current Affiliate or employee of the Company or any of its Subsidiaries. No current or former Affiliate of the Company or any of its Subsidiaries (in each case, other than the Company or its Subsidiaries) is a guarantor or is otherwise liable for any Liability (including Indebtedness) of the Company or any of its Subsidiaries.
Section 3.22   Material Contracts. Section 3.22 of the Disclosure Letter sets forth a true, complete and correct list of each of the following Contracts currently in effect (other than a Benefit Arrangement) to which the Company or any of its Subsidiaries is a party or otherwise relating to or affecting any of their respective Assets as of the date hereof (each such Contract of the type required to be set forth thereon, whether or not actually set forth thereof, a “Material Contract”):
(a) Contract relating to Indebtedness or to the mortgaging, pledging or otherwise placing a Lien on any Asset or group of Assets of the Company or any of its Subsidiaries;
(b) guarantee of any obligation for borrowed money or otherwise;
(c) assignment, license, covenant, indemnification or other agreement (e.g., agreements regarding administration rights) with respect to any form of intangible property, including any Intellectual Property and further including any Company Musical Compositions or Company Recordings, with the exception of: (i) shrink-wrap, click-wrap, click-through, or similar non-exclusive license to off-the-shelf software used for internal use by the Company, granted on standard terms, with a total dollar value not in excess of $25,000; or (ii) any Contract under which the Company licenses any of its Intellectual Property in the Ordinary Course; or (iii) any Contract in connection with any Company Musical Composition or Company Recording where the Contract generated less than $2,000,000 in revenues to the Company and its Subsidiaries in any twelve (12)- month period commencing on or after January 1, 2019;
(d) Contracts that contain a “non-compete” or similar agreement that materially restrict the geographic area in which the Company or any of its Subsidiaries may conduct its business as presently conducted;
(e) Contracts relating to Affiliate Transactions;
(f) Contract that limits or purports to limit the ability of the Company or any of its Subsidiaries to (i) solicit or hire any Person, (ii) acquire any product or other asset or any service from any other Person, (iii) develop, sell, supply, distribute, offer support to or service any product to or for any other Person, or (iv) charge certain prices pursuant to a “most-favored nation” or similar clause, in each case, other than any such Contracts entered into by the Company in the Ordinary Course;
(g) Contract with any vendor, other than any Contracts entered into by the Company in the Ordinary Course or any contracts entered into in connection with this Agreement or the Transactions, which gives rise to payments in excess of five hundred thousand dollars ($500,000); and

(h) Contracts related to joint ventures, partnerships, relationships for joint development with another Person involving the sharing of the Company’s and/or its Subsidiaries’ profits with such Person, other than the Organizational Documents of the Company or co-publishing style joint venture arrangements entered into by the Company and/or its Subsidiaries in the Ordinary Course, in each case, that are material to the Company and its Subsidiaries, taken as a whole.
Each Material Contract (x) is valid, binding and enforceable against the Company and its Subsidiaries, as the case may be, and, to the Knowledge of the Company, against each other party thereto, in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and general principles of equity, and (y) is in full force and effect on the day hereof and the Company and its Subsidiaries, as the case may be, has performed all obligations, including the timely making of all payments, required to be performed by it under, and are not in default or breach of in respect of, any Material Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default except as has not had and would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, each other party to each Material Contract has performed all obligations required to be performed by it under, including the timely making of any payments, and is not in default or breach of in respect of, any Material Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default, except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as otherwise noted in Section 3.22 of the Disclosure Letter, the Company has made available to Acquiror a true, complete and correct copy of each of the Material Contracts listed on Section 3.22 of the Disclosure Letter.
Section 3.23   Brokers and Other Advisors. Except for fees and expenses of Persons listed in Section 3.23 of the Disclosure Letter, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Company.
Section 3.24   Debt Refinancing. The Company has delivered to Acquiror true, correct and complete copies of the Commitment Letters. The Commitment Letters are in full force and effect and have not been withdrawn or terminated, or otherwise amended or modified, in any respect, and no withdrawal, termination, amendment or modification is contemplated by the Company (other than amendments or modifications to add lenders, lead arrangers, bookrunners, syndication agents or any person with similar titles with the consent of the Lead Arranger as defined and contemplated therein). The Commitment Letters are legal, valid and binding obligations of the Company and, to the Knowledge of the Company, each other party thereto, subject to bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or preferential transfers, receivership or other similar laws affecting or limiting the enforcement of creditors’ rights generally and except as such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No event has occurred that, with or without notice, lapse of time or both, would reasonably be expected to constitute a default or breach on the part of the Company under any material term or condition of the Commitment Letters.
Section 3.25   Private Placement. Each Company Stockholder is an “accredited investor” as defined in Rule 501(a) under the Securities Act; is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the acquisition of the Per Share Merger Consideration; and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to acquire the Per Share Merger Consideration.
Section 3.26   Disclaimer of Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE III (AS MODIFIED BY THE DISCLOSURE LETTER), NONE OF THE COMPANY, ITS SUBSIDIARIES OR ANY OTHER PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, EITHER WRITTEN OR ORAL, WITH RESPECT TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, AND THE COMPANY AND ITS SUBSIDIARIES EXPRESSLY DISCLAIM, AND THE ACQUIROR ACKNOWLEDGES THAT IT HAS NOT RELIED ON, ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY THE COMPANY, ANY OF ITS SUBSIDIARIES OR ANY

OTHER PERSON (INCLUDING THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, MANAGERS, EMPLOYEES, AGENTS, REPRESENTATIVES OR ADVISORS). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE III (AS MODIFIED BY THE DISCLOSURE LETTER), THE COMPANY HEREBY EXPRESSLY DISCLAIMS, AND THE ACQUIROR ACKNOWLEDGES THEY HAVE NOT RELIED ON, ANY OTHER REPRESENTATION, WARRANTY, PROJECTION, FORECAST, STATEMENT, OR INFORMATION MADE, COMMUNICATED, OR FURNISHED (ORALLY OR IN WRITING) TO ACQUIROR OR ITS AFFILIATES OR REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HERETOFORE HAVE BEEN OR MAY HEREAFTER BE MADE AVAILABLE TO ACQUIROR OR ITS AFFILIATES OR REPRESENTATIVES, WHETHER IN ANY “DATA ROOMS,” “MANAGEMENT PRESENTATIONS,” OR “BREAK-OUT SESSIONS,” IN RESPONSE TO QUESTIONS SUBMITTED BY OR ON BEHALF OF ACQUIROR OR OTHERWISE BY ANY DIRECTOR, MANAGER, OFFICER, EMPLOYEE, AGENT, ADVISOR, CONSULTANT, OR REPRESENTATIVE OF THE COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND MERGER SUB
Each of Acquiror and Merger Sub jointly and severally, represent and warrant to the Company:
Section 4.1   Organization, Qualification and Standing. Each of Acquiror and Merger Sub is duly incorporated or organized, as applicable, validly existing and in good standing under the Laws of the State of Delaware and each is qualified to do business and in good standing in every jurisdiction in which its operations require it to be so qualified. The Organizational Documents of each of Acquiror and Merger Sub are in full force and effect and neither Acquiror nor Merger Sub is in violation of its Organizational Documents.
Section 4.2   Authority; Enforceability. Each of Acquiror and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform their respective obligations hereunder and to consummate the Transactions. The execution, delivery and performance by each of Acquiror and Merger Sub of this Agreement and the other Transaction Documents to which either is a party, and the consummation by each Acquiror Party of the Transactions, has been duly authorized and approved by their respective boards of directors and no other corporate action on the part of any Acquiror Party is necessary to authorize the execution, delivery and performance by each of Acquiror and Merger Sub of this Agreement, the other Transaction Documents to which any of them is a party, and the consummation by them of the Transactions. This Agreement and the other Transaction Documents to which each of Acquiror and Merger Sub is a party has been duly executed and delivered by each of Acquiror and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Acquiror and Merger Sub, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, or similar Law affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a Proceeding in equity or at Law).
Section 4.3   Non-contravention. Neither the execution and delivery of this Agreement or the other Transaction Documents to which each of Acquiror and Merger Sub is a party by either Acquiror or Merger Sub, nor the consummation by either Acquiror or Merger Sub of the Transactions, nor compliance by either Acquiror or Merger Sub with any of the terms or provisions hereof, will (a) conflict with or violate any provision of any Organizational Documents of either Acquiror or Merger Sub or (b)(i) violate any Law applicable to either Acquiror or Merger Sub or any of their respective properties or assets, or (ii) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of, either Acquiror or Merger Sub under, any of the terms, conditions or provisions of any contract or other agreement to which either Acquiror or Merger Sub is a party, or by which they or any of their respective properties or assets may be bound or affected except, in the case of clause (ii), for such violations, conflicts, Losses, defaults, terminations, cancellations, accelerations or Liens as has not had and would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
Section 4.4   Brokers and Other Advisors. Except for amounts payable to Roth Capital Partners, LLC (“Roth”) and Craig-Hallum Capital Group LLC (“C-H”) pursuant to the Business Combination Marketing Agreement, dated December 10, 2020 (the “Marketing Agreement”) as described in the Acquiror SEC Documents or amounts payable to Roth and/or C-H in connection with the PIPE Financing, in each case, as have been disclosed in writing to the Company prior to the date of this Agreement, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Acquiror or its Affiliates in connection with the Transactions and there is no investment banker, broker, finder or other intermediary or other Person who might be entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions.
Section 4.5   Capitalization.
(a)   The authorized share capital of Acquiror consists of 50,000,000 shares of Acquiror Common Stock, of which 14,650,000 shares of Acquiror Common Stock are issued and outstanding as of the date hereof. All outstanding shares of Acquiror Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to or were issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, Acquiror’s Organizational Documents or any contract to which Acquiror is a party or by which Acquiror is bound. Except as set forth in Acquiror’s certificate of incorporation, there are no outstanding contractual obligations of Acquiror to repurchase, redeem or otherwise acquire any Acquiror Common Stock or any capital equity of Acquiror. There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of Acquiror or obligating Acquiror to issue or sell any shares of capital stock of, or any other interest in, Acquiror. Acquiror does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. Other than the Acquiror Support Agreements and the Insider Letter Agreements, there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the shares of Acquiror Common Stock. There are no outstanding contractual obligations of Acquiror to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. There are no outstanding contractual obligations of Acquiror to repurchase, redeem or otherwise acquire any shares of either Acquiror or Merger Sub other than Merger Sub, Acquiror does not directly or indirectly own, or hold, any rights to acquire, any capital stock or any other securities or interests in any other Person.
(b)   The authorized capital stock of Merger Sub consists of 100 shares of common stock of Merger Sub (“Merger Sub Common Stock”). 100 shares of Merger Sub Common Stock are issued and outstanding. All outstanding shares of Merger Sub Common Stock have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and are held by the Acquiror free and clear of all Liens. Merger Sub is a wholly owned direct Subsidiary of the Acquiror. There are no options, warrants, convertible, exercisable or exchangeable securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Merger Sub or obligating Merger Sub to issue or sell any shares of capital stock of, or other interest convertible, exercisable or exchangeable for any equity interest in, Merger Sub Corp or any of its Affiliates (including following the Closing, the Company or any of its Subsidiaries). Merger Sub was formed solely for purposes of the Merger, and holds no assets other than those required to complete the Merger.
(c)   Each of Sponsor and the parties to the Insider Letter Agreements have waived any anti-dilution rights or protections or similar adjustment mechanisms (in each case, as applicable and to the extent such rights, protections or mechanisms exist) with respect to the shares of Acquiror Common Stock owned by such Persons.

Section 4.6   Issuance of Shares. The Per Share Merger Consideration, when issued in accordance with this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, free and clear of all Liens and not subject to preemptive rights.
Section 4.7   Consents; Required Approvals. No notices to, filings with, or authorizations, consents or approvals of any Governmental Authority are necessary for the execution, delivery or performance of this Agreement, the other Transaction Documents to which either is a party or the consummation by any Acquiror Party of the Transactions, except for (a) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware by the Company, (b) the Acquiror Stockholder Approval and (c) the HSR Filing.
Section 4.8   Trust Account. As of the date of this Agreement, Acquiror has not less than one hundred fifteen million dollars ($115,000,000) in the trust account established by Acquiror for the benefit of its Acquiror Public Stockholders at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), and such monies are invested in “government securities” (as such term is defined in Section 2(a)(16) of the Investment Company Act of 1940), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, and held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of December 10, 2020, between Acquiror and the Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Acquiror SEC Documents to be inaccurate in any material respect or that would entitle any Person (other than payments to Roth and C-H pursuant to the Marketing Agreement as described in the Acquiror SEC Documents and to the Acquiror Public Stockholders who elect to redeem their shares of Acquiror Common Stock pursuant to Acquiror’s certificate of incorporation), to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except (x) to pay income and other Tax obligations from any interest income earned in the Trust Account or (y) to redeem Acquiror Common Stock in accordance with the provisions of Acquiror’s Organizational Documents and the Trust Agreement. Acquiror has performed all material obligations required to be performed by it under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the Knowledge of Acquiror, no event has occurred which, with due notice or lapse of time or both, would constitute a default thereunder. There are no Proceedings pending with respect to the Trust Account. Since December 10, 2020 Acquiror has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement). As of the Effective Time, the obligations of Acquiror to dissolve or liquidate pursuant to Acquiror’s Organizational Documents will terminate, and as of the Effective Time, Acquiror will have no obligation whatsoever pursuant to Acquiror’s Organizational Documents to dissolve and liquidate the assets of Acquiror, and following the Effective Time, no Acquiror Stockholder will be entitled to receive any amount from the Trust Account except to the extent such Acquiror Stockholder is a Redeeming Stockholder. Acquiror has no reason to believe that, as of the Effective Time, any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Acquiror or any of its Affiliates on the Closing Date, other than with respect to satisfy any redemption payments owed to Redeeming Stockholders.
Section 4.9   Listing. Acquiror Units, Acquiror Common Stock and Acquiror Warrants are listed on Nasdaq, with trading tickers ROCCU, ROCC and ROCCW, respectively. There is no Proceeding pending or, to the Knowledge of Acquiror, threatened against Acquiror by Nasdaq with respect to any intention by such entity to prohibit or terminate the listing of Acquiror Units, Acquiror Common Stock or Acquiror Warrants on Nasdaq.
Section 4.10   Reporting Company. Acquiror is a publicly held company subject to reporting obligations pursuant to Section 13 of the Exchange Act, and the Acquiror Units, Acquiror Common Stock and Acquiror Warrants are registered pursuant to Section 12(b) of the Exchange Act. There is no legal Proceeding pending or, to the Knowledge of Acquiror, threatened against Acquiror by the SEC with respect to the deregistration of the Acquiror Units, Acquiror Common Stock or Acquiror Warrants under the Exchange

Act. Neither Acquiror nor any of its Representatives has taken any action that is designed to terminate the registration of Acquiror Common Stock, the Acquiror Units or the Acquiror Warrants under the Exchange Act.
Section 4.11   Undisclosed Liabilities. No Acquiror Party has any Indebtedness or other Liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to Acquiror Financial Statements except: (a) Liabilities provided for in or otherwise disclosed in the balance sheet included in the most recent Acquiror Financial Statements or in the notes to the most recent Acquiror Financial Statements and (b) such Liabilities arising in the ordinary course of Acquiror’s business since the date of the most recent Acquiror Financial Statement that are immaterial to the Acquiror Parties taken as a whole.
Section 4.12   Acquiror SEC Documents and Acquiror Financial Statements.
(a)   Acquiror has timely filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Acquiror with the SEC since Acquiror’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto (the “Acquiror SEC Documents”). Acquiror SEC Documents were prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Acquiror SEC Documents did not at the time they were filed with the SEC (except to the extent that information contained in any Acquiror SEC Document has been or is revised or superseded by a later filed Acquiror SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 4.12, the term “file” will be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.
(b)   Each of the financial statements (including, in each case, any notes and schedules thereto) contained in the Acquiror SEC Documents (i) was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and in accordance with the requirements of the Public Company Accounting Oversight Board for public companies and (ii) fairly presents, in all material respects, the financial position, results of operations and cash flows of Acquiror as at the respective dates thereof and for the respective periods indicated therein.
(c)   Acquiror has timely filed all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (y) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any Acquiror SEC Documents (the “Acquiror Certifications”). Each of the Acquiror Certifications is true and correct.
(d)   Acquiror has established and maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are reasonably designed to ensure that all material information concerning Acquiror is made known on a timely basis to the individuals responsible for the preparation of Acquiror’s SEC filings and other public disclosure documents.
(e)   Acquiror has established and maintains a standard system of accounting established and administered in accordance with GAAP. Acquiror has designed and maintains a system of internal controls over financial reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act, sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Acquiror maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(f)   Acquiror has no off-balance sheet arrangements.
(g)   Neither Acquiror nor, to the Knowledge of Acquiror, any manager, director, officer, employee, auditor, accountant or representative of Acquiror has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Acquiror or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Acquiror has engaged in questionable accounting or auditing practices. No attorney representing Acquiror, whether or not employed by Acquiror, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by Acquiror or any of its officers, directors, employees or agents to the Acquiror Board (or any committee thereof) or to any director or officer of Acquiror. Since Acquiror’s inception, there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the Acquiror Board or any committee thereof.
Section 4.13   Business Activities. Since its incorporation, Acquiror has not conducted any business activities other than activities directed toward completing the Merger or other business combinations as described in the Prospectus. Except as set forth in Acquiror’s Organizational Documents, there is no agreement, commitment, or Order binding upon Acquiror or to which Acquiror is a party that has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Acquiror, any acquisition of property by Acquiror or the conduct of business by Acquiror as currently conducted or as contemplated to be conducted as of the Closing. Acquiror does not own directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity.
Section 4.14   Acquiror Contracts. Neither Acquiror nor Merger Sub is a party to any Contract (other than nondisclosure agreements (containing customary terms) to which Acquiror is a party that were entered into in the ordinary course of its business and the Subscription Agreements).
Section 4.15   Employees. Neither Acquiror nor Merger Sub has ever had any employees. Other than reimbursement of any out-of-pocket expenses incurred by the officers and directors of Acquiror or Merger Sub in connection with activities on Acquiror or Merger Sub’s behalf in an aggregate amount not in excess of the amount of cash held by Acquiror outside of the Trust Account, neither Acquiror nor Merger Sub has any unsatisfied Liability with respect to any officer or director of Acquiror or Merger Sub.
Section 4.16   Affiliate Transactions. Other than (a) for payment of salary and benefits for services rendered, (b) reimbursement for expenses incurred on behalf of Acquiror or Merger Sub, or (c) with respect to any person’s ownership of Acquiror Common Stock or common stock of Merger Sub, there are no Contracts between on the one hand, Acquiror or Merger Sub, and, on the other hand, (i) any present equityholder, manager, employee, officer or director of an Acquiror Party or (ii) any record or beneficial owner of the outstanding equity interests of Acquiror or Merger Sub.
Section 4.17   Litigation. (a) There is no Proceeding pending, or to the Knowledge of Acquiror, threatened against or by Acquiror or Merger Sub or any of their respective properties or rights before any Governmental Authority, and (b) neither Acquiror nor Merger Sub is subject to any outstanding judgment, writ, decree, injunction or Order of any Governmental Authority. There are no Proceedings (at Law or in equity) or investigations pending or, to the Knowledge of Acquiror, threatened, seeking to or that would reasonably be expected to prevent, hinder, modify, delay or challenge the Transactions.
Section 4.18   Organization of Merger Sub Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has not conducted any business prior to the date hereof and has no assets or Liabilities of any nature other than those incident to the formation and pursuant to this Agreement and the other transactions contemplated by this Agreement.
Section 4.19   PIPE Financing. In connection with the PIPE Financing, Acquiror has delivered to the Company a true, correct and complete copy of each Subscription Agreement executed on or prior to the date hereof, pursuant to which certain Persons, evidenced in such Subscription Agreements, who have committed to purchasing Acquiror Common Stock in connection with the Transactions (each, a “PIPE Investor”) in an aggregate amount equal to one hundred fifty million dollars ($150,000,000) (the “PIPE Investment Amount”). Each Subscription Agreement is in full force and effect and is legal, valid and binding upon Acquiror and the applicable PIPE Investor, enforceable in accordance with its terms. As of the date hereof, no Subscription Agreement has been withdrawn, terminated, amended or modified since the date of delivery hereunder and, to the Knowledge of Acquiror, no such withdrawal, termination, amendment or modification is contemplated, and the commitments contained in each Subscription Agreement have not been withdrawn, terminated or rescinded by the applicable PIPE Investor in any respect. There are no side letters or Contracts to which Acquiror or Merger Sub is a party related to the provision or funding, as applicable, of the purchases contemplated by each Subscription Agreement or the Transactions or that could affect the obligation of the PIPE Investors to contribute to Acquiror the applicable portion of the PIPE Investment Amount set forth in the Subscription Agreements, in each case, other than as expressly set forth in this Agreement, each Subscription Agreement or any other agreement entered into (or to be entered into) in connection with the Transactions and delivered to the Company. Acquiror has, and to the Knowledge of Acquiror, each PIPE Investor has, complied with all of its obligations under each Subscription Agreement. There are no conditions precedent or other contingencies related to the consummation of the purchases set forth in each Subscription Agreement, other than as expressly set forth in each Subscription Agreement as of the date hereof. No event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of Acquiror or, to the Knowledge of Acquiror as of the date hereof, any PIPE Investor, (ii) assuming the conditions set forth in Section 8.1 and Section 8.2 will be satisfied, constitute a failure to satisfy a condition on the part of Acquiror or, to the Knowledge of Acquiror as of the date hereof, the applicable PIPE Investor or (iii) assuming the conditions set forth in Section 8.1 and Section 8.2 will be satisfied, to the Knowledge of Acquiror as of the date hereof, result in any portion of PIPE Investment Amount to be paid by each PIPE Investor in accordance with each Subscription Agreement being unavailable on the Closing Date. As of the date hereof, assuming the conditions set forth in Section 8.1 and Section 8.2 will be satisfied, Acquiror has no reason to believe that any of the conditions to the consummation of the purchases under each Subscription Agreement will not be satisfied, and, as of the date hereof, Acquiror is not aware of the existence of any fact or event that would or would reasonably be expected to cause such conditions not to be satisfied. No fees, consideration or other discounts are payable or have been agreed by Acquiror or any of its Affiliates (including, from and after the Closing, the Acquiror, the Surviving Corporation and their respective Subsidiaries) to any PIPE Investor in respect of its portion of the PIPE Investment Amount, except as set forth in the Subscription Agreements.
Section 4.20   Independent Investigation. Each of Acquiror and Merger Sub each acknowledge that they are a sophisticated purchaser and have made their own independent investigation, review and analysis regarding the Company and its Subsidiaries and the Transactions contemplated hereby, which investigation, review and analysis were conducted by the Acquiror or Merger Sub. together with expert advisors, including legal counsel, that it has engaged for such purpose. Each of Acquiror and Merger Sub have been provided with information that they have requested in connection with their investigation of the Company and its Subsidiaries and the Transactions. Each of Acquiror and Merger Sub acknowledges that except for the representations and warranties contained in Article III (as modified by the Disclosure Letter), none of the Company, its subsidiaries or any other person makes any express or implied representation or warranty, either written or oral, with respect to the Company or any of its Subsidiaries, and each of Acquiror and Merger Sub acknowledges that it has not relied on any other representations or warranties, whether made by the Company, any of its Subsidiaries or any other Person (including their respective Affiliates, officers, directors, managers, employees, agents representatives or advisors).
Section 4.21   Information Supplied. None of the information supplied or to be supplied by Acquiror for inclusion or incorporation by reference in the filings with the SEC and mailings to Acquiror’s stockholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement will, at the date of filing and/or mailing, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in such materials or that are included in the Acquiror SEC Documents).
Section 4.22   Investment Company. Neither Acquiror or Merger Sub is as of the date of this Agreement, nor upon the Closing will be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940.

Section 4.23   Lockup. All existing lock up agreements between Acquiror and any Acquiror Stockholder or holders of any other securities of Acquiror entered into in connection with the IPO provide for a lock up period with respect to the securities of Acquiror that is in full force and effect.
Section 4.24   Insider Letter Agreement. The letter agreements, dated December 10, 2020 between Acquiror and the Insiders (collectively owning approximately 21.5% of the issued and outstanding shares of Acquiror Common Stock), pursuant to which the Insiders agreed that (i) the Insiders will not transfer shares of Acquiror Common Stock owned by the Insiders (except to certain permitted transferees as described in each such letter agreement), (ii) if Acquiror solicits approval of its stockholders of an initial business combination, the Insiders will vote all shares of Acquiror Common Stock beneficially owned by such Insider whether acquired before, in or after the IPO, in favor of such initial business combination and (iii) the Insiders will not redeem any shares of Acquiror Common Stock in connection with such initial business combination, is still in full force and effect (the “Insider Letter Agreements”). True, complete and correct copies of all Insider Letter Agreements have been filed with the Acquiror SEC Documents.
Section 4.25   Board Approval. The Acquiror Board (including any required committee or subgroup thereof) has, as of the date of this Agreement, in accordance with the DGCL unanimously (a) determined that the Merger and the other Transactions are in the best interests of Acquiror and the Acquiror Stockholders, (b) determined that the fair market value of the Company is equal to at least 80% of the balance in the Trust Account (as described in the Acquiror’s certificate of incorporation), (c) approved and declared advisable this Agreement, the Merger and the other Transactions, (d) recommended approval and adoption by its stockholders of this Agreement, the Merger and the other Transactions and (e) determined that the Transactions contemplated hereby constitutes a “Business Combination” as such term is defined in Acquiror’s Organizational Documents.
Section 4.26   Vote Required. The affirmative vote of (i) holders of a majority of the outstanding shares of Acquiror Common Stock present and entitled to vote at the Acquiror Stockholders Meeting shall be required to approve the Transaction Proposal, (ii) holders of a majority of the outstanding shares of Acquiror Common Stock shall be required to approve the Amendment Proposal, (iii) a majority of the votes cast at the Acquiror Stockholder Meeting by holders of outstanding shares of Acquiror Common Stock shall be required to approve the Equity Compensation Plan Proposal, (iv) a majority of the votes cast at the Acquiror Stockholders Meeting by holders of outstanding shares of Acquiror Common Stock shall be required to approve the Nasdaq Proposal and (v) a plurality of the votes cast at the Acquirors Stockholders Meeting by holders of outstanding shares of Acquiror Common Stock is required to approve the Election of Directors Proposal, in each case, assuming a quorum is present, are the only votes of any of Acquiror’s capital stock necessary in connection with the entry into this Agreement by Acquiror, and the consummation of the Transactions, including the Closing (the approval by Acquirors Stockholders of all of the foregoing, collectively, the “Acquiror Stockholder Approval”).
Section 4.27   Tax Matters.
Except as has not had and would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect:
(a)   Acquiror and its Subsidiaries have filed when due (taking into account all applicable extensions) all Tax Returns required by applicable Law to be filed with respect to Acquiror and each of its Subsidiaries, all Taxes shown due on such Tax Returns and any other Taxes that are required to have been paid as of the date hereof to avoid penalties or charges for late payment have been paid, other than Taxes being contested in good faith, and all such Tax Returns (taking into account all amendments thereto) were true, complete and correct in all respects as of the time of such filing.
(b)   Neither Acquiror nor any of its Subsidiaries is subject to income Tax in any jurisdiction other than a jurisdiction in which each of Acquiror and its Subsidiaries are organized.
(c)   There is no Proceeding, audit or claim now pending or asserted against Acquiror or any of its Subsidiaries in respect of any Tax or assessment, nor has Acquiror or any of its Subsidiaries received any written notice of a proposed deficiency of any amount of Taxes due from such entities for a Tax period for which the statute of limitations for assessments remains open.

(d)   No written claim has been made by any Governmental Authority in a jurisdiction where Acquiror or any of its Subsidiaries has not filed a Tax Return that it is or may be subject to Tax by such jurisdiction, nor is any such assertion, to the Knowledge of Acquiror, threatened in writing.
(e)   Neither Acquiror nor any of its Subsidiaries is a party to any Tax indemnification or Tax sharing agreement, Tax allocation agreement or similar contract or agreement and does not have any liability or obligation to any person as a result of or pursuant to any such agreement, contract, arrangement or commitment (other than any such agreement solely between Acquiror and its existing Subsidiaries and commercial contracts not primarily relating to Taxes).
(f)   Acquiror and each of its Subsidiaries have withheld and paid all Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party.
(g)   Neither Acquiror nor any of its Subsidiaries has been a party to any transaction treated by the parties as a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.
(h)   There are no Liens for Taxes upon any Assets of Acquiror and its Subsidiaries other than Permitted Liens.
(i)   Neither Acquiror nor any of its Subsidiaries has been a party to or bound by any closing agreement, private letter rulings or any other similar agreement with any Governmental Authority in respect of which Acquiror could have any Tax Liability after the Closing.
(j)   Neither Acquiror nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was Acquiror) or other comparable group for state, local or foreign Tax purposes and (ii) has Liability for the Taxes of any Person (other than Acquiror or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, or by Contract (other than Liabilities pursuant to a commercial Contract (or Contracts entered into in the Ordinary Course) entered into by Acquiror or its Subsidiaries the primary subject of which is not Taxes).
(k)   Neither Acquiror nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(l)   Neither Acquiror nor any of its Subsidiaries will be required to include any amount in taxable income or exclude any item of deduction or loss from taxable income for any Tax period (or portion thereof) ending after the Closing as a result of any: (i) use of an improper, or change in, method of accounting for a Tax period ending on or prior to the Closing; (ii) “closing agreement” as described in Section 7121 of the Code (or any comparable or similar provisions of applicable Law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing outside the Ordinary Course; (iv) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any predecessor provision or any similar provision of state, local or foreign Law); or (v) prepaid amount received or deferred revenue accrued on or prior to the Closing outside the Ordinary Course.
(m)   To the Knowledge of the Acquiror, there are no facts, circumstances or plans that, either alone or in combination, could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.
Section 4.28   Takeover Laws and Charter Provisions. The Acquiror Board has taken all action necessary so any Takeover Laws will be inapplicable to this Agreement and the Transactions, including the Merger and the issuance of the aggregate Per Share Merger Consideration. As of the date of this Agreement, no Takeover Law applies with respect to the Acquiror or any of its Subsidiaries in connection with this Agreement, the Merger, the issuance of the aggregate Per Share Merger Consideration or any of the other Transactions. As of the date of this Agreement, there is no stockholder rights plan, “poison pill” or similar anti-takeover agreement or plan in effect to which the Acquiror or any of its Subsidiaries is subject, party or otherwise bound.

Section 4.29   Private Placement. Assuming the accuracy of the representations and warranties of the Company contained in Section 3.25 and the accuracy of the relevant representations and warranties of the subscribers in the Subscription Agreements, as applicable, it is not necessary, in connection with the offer, sale and issuance of the Acquiror Common Stock (i) issuable pursuant to the PIPE Financing and (ii) as part of the aggregate Per Share Merger Consideration issuable pursuant to the Agreement, to register such shares of Acquiror Common Stock so issuable under the Securities Act.
Section 4.30   Disclaimer of Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE IV, NONE OF ACQUIROR, ACQUIROR’S AFFILIATES OR ANY OTHER PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO ACQUIROR, AND ACQUIROR EXPRESSLY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, WHETHER MADE BY ACQUIROR OR ANY OTHER PERSON (INCLUDING ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES OR ADVISORS). EACH OF ACQUIROR AND MERGER SUB ACKNOWLEDGES AND AGREES THAT THE COMPANY REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III (AS QUALIFIED BY THE DISCLOSURE LETTER) SUPERSEDE, REPLACE AND NULLIFY IN EVERY RESPECT THE DATA SET FORTH IN ANY OTHER DOCUMENT, MATERIAL OR STATEMENT, WHETHER WRITTEN OR ORAL, MADE AVAILABLE TO THE ACQUIROR OR MERGER SUB.
ARTICLE V
COVENANTS AND AGREEMENTS OF THE COMPANY
Section 5.1   Conduct of Business of the Company. Except as contemplated by this Agreement, as set forth on Section 5.1 of the Disclosure Letter, or as required by applicable Law or to comply with COVID-19 Measures, during the period from the date of this Agreement until earlier of the Effective Time or the valid termination of this Agreement pursuant to Article IX (such period of time, the “Pre-Closing Period”), without the prior written consent of Acquiror (which consent will not be unreasonably withheld, conditioned or delayed and may be given as set forth below), (a) the Company shall, and shall cause each of its controlled Subsidiaries (and shall direct each of its other Subsidiaries) to use commercially reasonable efforts to (i) conduct its business in the Ordinary Course (with the Company’s actions to comply with COVID-19 Measures prior to the date of this Agreement being deemed to be in the Ordinary Course when determining whether actions take after the date of this Agreement are in the Ordinary Course) and (ii) preserve its goodwill, keep available the services of its present officers and maintain satisfactory relationships with customers and vendors; provided that in the case of each of the preceding clauses (a)(i)-(ii), during any period of full or partial suspension of operations related to COVID-19, the Company or its Subsidiaries, as applicable, may, in connection with COVID-19, take such actions as are reasonably necessary (A) to protect the health and safety of the Company’s or its Subsidiaries’ employees and other individuals having business dealings with the Company or its Subsidiaries or (B) to respond to third-party supply or service disruptions caused by COVID-19, including the COVID-19 Measures, and any such actions taken (or not taken) as a result of, in response to, or otherwise related to COVID-19 shall be deemed to be taken in the Ordinary Course for all purposes of this Section 5.1 and not be considered a breach of this Section 5.1, and (b) the Company shall not, and shall cause each of its controlled Subsidiaries (and shall direct each of its other Subsidiaries) not to:
(i)   amend its Organizational Documents;
(ii)   adopt a plan or agreement of liquidation, dissolution, restructuring, merger, consolidation, recapitalization or other reorganization, or otherwise merge or consolidate with or into any other Person, other than in connection with a merger or consolidation in connection with any Interim Acquisition;
(iii)   (A) issue, sell, pledge, amend, grant, create a Lien upon, or authorize the issuance, sale, pledge, amendment, grant or creation of a Lien upon, any equity interests of the Company or any of its Subsidiaries, (B) declare, set aside or pay any dividend or other distribution with respect to its equity interests, except for dividends or distributions by wholly-owned Subsidiaries to the Company or any of its Subsidiaries, or (C) redeem, purchase or otherwise acquire any of its equity interests, in each case, except in connection with (1) any such transactions involving the equity of wholly-owned Subsidiaries of the Company, (2) the exercise or settlement of any Company Options, (3) any issuance of Company Common Stock in connection with the Company Preferred Stock Conversion or (4) any Interim Acquisition;
(iv)   (A) make, cancel or compromise any loans, advances, guarantees or capital contributions to any Person other than (1) a Subsidiary of the Company or (2) not in excess of five million dollars ($5,000,000) in the aggregate or (3) in connection with any Interim Acquisition or (B) incur, assume, accelerate or guarantee any Indebtedness other than the (1) Assumed Indebtedness or (2) the incurrence of Interim Acquisition Indebtedness in an amount not to exceed one hundred fifty million dollars ($150,000,000) (such amount, “Permitted Interim Acquisition Indebtedness”);
(v)   make or commit to make any capital expenditures except (A) as contemplated by the Company’s current budget, (B) in the Ordinary Course, (C) such expenditures as do not exceed two million dollars ($2,000,000) in the aggregate or (D) in connection with any Interim Acquisition;
(vi)   acquire, transfer, mortgage, assign, sell, lease, create a Lien (other than a Permitted Lien) upon or otherwise dispose of or pledge, any Asset of the Company or any of its Subsidiaries other than (A) in the Ordinary Course, (B) any such tangible Assets at the end of their useful lives, (C) out of redundancy, (D) pursuant to, or contemplated by, Contracts in effect as of the date hereof, (E) in the aggregate up to ten million dollars ($10,000,000), (F) Intellectual Property (which is solely the subject of Section 5.1(xiii)), (G) in connection with any Interim Acquisition or (H) in connection with the Assumed Indebtedness or any Permitted Interim Acquisition Indebtedness;
(vii)   commence any Proceeding or release, assign, compromise, settle, waive or abandon any pending or threatened Proceeding, other than any such Proceeding that would not reasonably be expected to result in damages or otherwise have a value, individually in excess of ten million dollars ($10,000,000), or in the aggregate in excess of twenty million dollars ($20,000,000);
(viii)   except as required under the terms of any Benefit Arrangement disclosed in Section 3.19(a) of the Disclosure Letter or applicable Law or in the Ordinary Course, (A) grant or announce any increase in salaries, bonuses, severance, termination, retention or change-in-control pay, or other compensation and benefits payable or to become payable by the Company or any of its Subsidiaries to any current or former employee, except for increases in salary of less than 10% of such employee’s salary immediately prior to the date of this Agreement or ten thousand dollars ($10,000), whichever is greater, or (B) adopt, establish or enter into any plan, policy or arrangement that would constitute a Benefit Arrangement if it were in existence on the date hereof, other than in the case of the renewal of group health or welfare plans;
(ix)   enter (or commit to enter) into, amend, terminate or extend any collective bargaining agreement or any other agreement with, a labor or trade union, employee association, works council, or other employee representative (or enter into negotiations to do any of the above);
(x)   change its fiscal year or any method of accounting or accounting practice, except for any such change required by reason of a concurrent change in GAAP or applicable Law;
(xi)   enter into, terminate, amend, renew or fail to renew, any Material Contract, in each case, if such entry, termination, amendment, renewal or failure to renew would be materially adverse to the Company and its Subsidiaries, taken as a whole;
(xii)   make or revoke any material Tax election (other than ordinary course Tax elections customarily made on periodic Tax Returns) or settle or compromise any material U.S. federal, state, local or non-U.S. income tax liability, in each case except in the Ordinary Course;
(xiii)   grant, modify, abandon, dispose of or terminate any rights relating to any material Owned Intellectual Property of the Company and its Subsidiaries, other than in the Ordinary Course or in connection with an Interim Acquisition or otherwise permit any of its rights relating to any material Owned Intellectual Property to lapse (other than registrations for trademarks that are no longer in use by, are not planned to be used in the future by, and are no longer being maintained by Company and its Subsidiaries; or

(xiv)   agree or commit to do, or resolve, authorize or approve any action to do, any of the foregoing.
Section 5.2   Access to Information. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or its Subsidiaries by third parties that may be in the Company’s or its Subsidiaries’ possession from time to time, and except for any information which (x) relates to interactions with prospective buyers of the Company or the negotiation of this Agreement and the transactions contemplated hereby or (y) in the judgment of legal counsel of the Company would result in the loss of attorney-client privilege or other privilege from disclosure or would conflict with any applicable Law or confidentiality obligations to which the Company or any of its Subsidiaries is bound, from and after the date hereof until the earlier of the Closing or the termination of this Agreement in accordance with its terms, upon reasonable advance notice, the Company will provide to Acquiror and its authorized Representatives reasonable access (which access will be under the supervision of the Company’s personnel and subject to any restrictions or limitations relating to any COVID-19 Measures) to the personnel, books, records, properties, financial statements, internal and external audit reports, regulatory reports, Contracts, Permits, commitments and any other reasonably requested documents and other information of the Company and its Subsidiaries during normal business hours (in a manner so as to not interfere with the normal business operations of the Company or any of its Subsidiaries). All of such information will be treated as confidential information pursuant to the terms of the Non-Disclosure Agreement. From and after the Closing, the Non-Disclosure Agreement will terminate and be of no force and effect with respect to any information relating to the Company and its Subsidiaries. Notwithstanding anything herein to the contrary, Acquiror will not, without prior written consent of the Company (not to be unreasonably conditioned, delayed or withheld), make inquiries of Persons having business relationships with the Company or its Subsidiaries (including suppliers, customers and vendors) regarding the Company or its Subsidiaries or such business relationships.
Section 5.3   Employees of the Company. Section 5.3 of the Disclosure Letter lists those employees currently designated by the Company as key employees (the “Key Employees”). The Company has delivered to Acquiror true, correct and complete copies of employment agreements to be effective as of the Closing of the Merger with each such Key Employee on or prior to the date of this Agreement.
Section 5.4   Additional Financial Information. The Company will use its reasonable best efforts to (a) provide Acquiror with the Company’s audited financial statements for the twelve-month periods ended March 31, 2020 and 2019, consisting of the audited consolidated balance sheets as of such dates, the audited consolidated income statements for the twelve- month periods ended on such dates, and the audited consolidated cash flow statements for the twelve-month periods ended on such dates, audited in accordance with the standards of the PCAOB and containing an unqualified report of the Company’s auditor (the “2020 Financials”) by May 1, 2021 (but in any event, no later than May 8, 2021) and (b) provide Acquiror with the unaudited consolidated balance sheets of the Company, and the related statements of operations, changes in equityholders’ equity and cash flows, for the nine months ended December 31, 2020 and 2019 by May 1, 2021 (but in any event, no later than May 8, 2021) (the “Nine Month Financials”, together with the 2020 Financials and related pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC), the “Required Financials”). The Company will provide Acquiror with the Company’s audited financial statements for the twelve-month period ended March 31, 2021 consisting of the audited consolidated balance sheets as of such date, the audited consolidated income statements for the twelve- month period ended on such date, and the audited consolidated cash flow statements for twelve-month period ended on such date, audited in accordance with the standards of the PCAOB and containing an unqualified report of the Company’s auditor, together with related pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC) (the “2021 Financials”) no later than July 1, 2021. Subsequent to the delivery of the 2021 Financials, the Company’s consolidated interim financial information for each quarterly period thereafter will be delivered to Acquiror no later than 45 calendar days following the end of each quarterly period, together with related pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC). All of the financial statements to be delivered pursuant to this Section 5.4, will be prepared under U.S. GAAP (the “Required Financial Statements”). The Required Financial Statements will be accompanied by a certificate of the Chief Financial Officer of the Company to the effect that all such financial statements fairly present the financial position and results of operations of the Company as of the date or for the periods indicated, in accordance with U.S. GAAP, except as otherwise indicated in such statements and subject to year-end audit adjustments. The Company will promptly provide additional Company financial information requested by Acquiror for inclusion in the Proxy Statement and any other filings to be made by Acquiror with the SEC.
Section 5.5   Notice of Change. Promptly following the Company obtaining Knowledge thereof, the Company will give notice to Acquiror of (a) any event, circumstance or any state of facts, change, effect, condition, development, event or occurrence that would reasonably be expected to cause the failure of any condition set forth in Article VIII to be satisfied, and (b) any written notice from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; provided, however, that in each case (i) no such notification will affect the representations, warranties, covenants, agreements or conditions to the obligations of the Parties under this Agreement, (ii) no such notification will be deemed to amend or supplement the Disclosure Letter or to cure any breach of any covenant or agreement or inaccuracy of any representation or warranty and (iii) the failure to comply with this Section 5.5 will not result in the failure to be satisfied of any of the conditions to the Closing in Article VIII, or give rise to any right to terminate this Agreement under Article IX, if the underlying fact, circumstance, event or failure would not in and of itself give rise to such failure or right.
Section 5.6   D&O Insurance; Indemnification of Officers and Directors.
(a)   For a period of six years from the Effective Time, Acquiror shall, or shall cause one or more of its Subsidiaries to, maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the Company’s or its Subsidiaries’ directors’ and officers’ liability insurance policies on terms and conditions that are, in the aggregate, not less advantageous to the directors and officers of the Company as the Company’s current insurance coverage with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement) (such policy or the “tail” policy described in the following proviso, the “D&O Policy”); except that in no event shall Acquiror or its Subsidiaries be required to pay an annual premium for such D&O Policy in excess of 300% of the aggregate annual premium currently paid by the Company for its existing officers’ and directors’ liability insurance policy; provided, however, that (i) Acquiror may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six-year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Effective Time and (ii) if any claim is asserted or made within such six-year period, any insurance required to be maintained under this Section 5.6 shall be continued in respect of such claim until the final disposition thereof. Acquiror will bear the cost of the D&O Policy as an Acquiror Transaction Expense. During the term of the D&O Policy, Acquiror will not (and will cause the Surviving Corporation not to) take any action following the Closing to cause the D&O Policy to be cancelled or any provision therein to be amended or waived and (ii) if any claim is asserted or made within such six year period, any insurance required to be maintained under this Section 5.6 will be continued in respect of such claim until the final disposition thereof.
(b)   From and after the Effective Time, Acquiror and the Surviving Corporation agree that they shall indemnify, defend and hold harmless each present and former director and officer of the Company and each of its Subsidiaries against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Proceeding, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company or its Subsidiaries, as the case may be, would have been permitted under applicable Law and its certificate of incorporation, bylaws or other organizational documents in effect on the date of this Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, Acquiror shall, and shall cause the Surviving Corporation and its Subsidiaries to, (i) maintain for a period of not less than six (6) years from the Effective Time provisions in its certificate of incorporation (if applicable), bylaws and other organizational documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers and directors that are no less favorable to those Persons than the provisions of such certificates of incorporation (if applicable), bylaws and other organizational documents as of the date of this Agreement and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law. Acquiror shall assume, and be liable for, and shall cause the Surviving Corporation and their respective Subsidiaries to honor, each of the covenants in this Section 5.6(b).
(c)   Notwithstanding any other provisions hereof, the obligations of the Company and Acquiror contained in this Section 5.6 will be binding upon the successors and assigns of the Company and Acquiror. In the event the Company or Acquiror, or any of their respective successors or assigns, (i) consolidates with or merges into any other Person, or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision will be made so that the successors and assigns of the Company or Acquiror, as the case may be, honor the indemnification and other obligations set forth in this Section 5.6.
(d)   This Section 5.6 will survive the consummation of the Transactions, is intended to benefit, and will be enforceable by any present and former director and officer of the Company and their respective successors, heirs and representatives, and will not be amended in any manner that is adverse to any such Person.
ARTICLE VI
COVENANTS OF ACQUIROR AND MERGER SUB
Section 6.1   Operations of Acquiror and Merger Sub Prior to the Closing. During the Pre-Closing Period, except as contemplated by this Agreement or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld or delayed), or as required by applicable Law, each of Acquiror and Merger Sub will (i) conduct their respective businesses, in all material respects, in the ordinary course of business, (ii) comply with all applicable Laws, (iii) use commercially reasonable efforts to keep available the services of their respective officers and employees and (iv) not take any of the following actions:
(a)   make any amendment or modification to any of any Acquiror’s or Merger Sub’s Organizational Documents, other than solely in connection with an amendment to Acquiror’s Organizational Documents to extend the date by which the Merger may be consummated in accordance with Acquiror’s Organizational Documents;
(b)   amend, modify, waive any provision of, terminate, or otherwise compromise in any way, any Insider Letter Agreement or the Stock Escrow Agreement;
(c)   take any action in violation or contravention of any of Acquiror’s or Merger Sub’s Organizational Documents, applicable Law or any applicable rules and regulations of the SEC and Nasdaq;
(d)   enter into any Contract or amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any material Contract to which Acquiror is a party, or any other right or asset of Acquiror’s;
(e)   authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of or reclassify, combine, split, subdivide or otherwise change any of its capital stock or other equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other security interests, including any securities convertible into or exchangeable for any of its equity securities or other security interests of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such equity securities or other security interests, other than issuances of Acquiror Common Stock in connection with the PIPE Financing pursuant to the Subscription Agreements;
(f)   make any redemption, purchase or other acquisition of its capital stock or other equity interests, except pursuant to the Offer;
(g)   make any amendment, waiver or modification to the Trust Agreement or any other Contract related to the Trust Account;

(h)   make or allow to be made any reduction or increase in the Trust Account, other than as expressly required by Acquiror’s Organizational Documents and the Trust Agreement;
(i)   amend, modify, waive any provision of, terminate, or otherwise compromise in any way, any Subscription Agreement;
(j)   incur, create, refinance, otherwise become liable for any loan or Indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of Acquiror or assume, guarantee, endorse or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise) the obligations of any Person for Indebtedness;
(k)   merge or consolidate with or acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other Person or business organization or any division thereof, purchase any of the assets or equity of, any corporation, partnership, other Person or business organization or any division thereof, or enter into any strategic joint ventures, partnerships or alliances with any other Person;
(l)   amend, waive or terminate, in whole or in part, any material agreement to which Acquiror is a party;
(m)   fail to maintain its existence or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;
(n)   (i) make, declare, set aside or pay any dividend or make any other distribution (whether in cash, stock or property) with respect to its capital stock or other equity interests or (ii) redeem, repurchase, purchase or otherwise acquire any of Acquiror’s capital stock or other equity interest in Acquiror;
(o)   change its fiscal year or any material method of accounting or material accounting practice, except for any such change required by GAAP;
(p)   make or revoke any material Tax election (other than ordinary course Tax elections customarily made on periodic Tax Returns) or settle or compromise any material U.S. federal, state, local or non-U.S. income tax liability, in each case except in the Ordinary Course;
(q)   (i) adopt or amend any benefit plan, or enter into any employment contract or collective bargaining agreement, (ii) hire any employee of the Acquiror or its Subsidiaries or any other individual who is providing or will provide services to the Acquiror or its Subsidiaries or (iii) adopt any option plan not in existence as of the date hereof;
(r)   enter into, renew or amend in any material respect, any Contract with any of Acquiror’s Affiliates;
(s)   waive, release, compromise, settle or satisfy any pending or threatened claim (which shall include, but not be limited to, any pending or threatened Proceeding) or compromise or settle any liability;
(t)   make any capital expenditures;
(u)   voluntarily fail to maintain, cancel or materially change coverage under any insurance policy in form and amount equivalent in all material respects to the insurance coverage currently maintained with respect to the Acquiror and its Subsidiaries;
(v)   enter into any agreement or commitment to do any of the foregoing, or any action or omission that would result in any of the foregoing.
Section 6.2   Listing. From the date of this Agreement through the Closing, Acquiror will take all actions that are necessary or desirable (a) for Acquiror to remain listed as a public company on, and for Acquiror Common Stock, Acquiror Units and Acquiror Warrants to be traded on Nasdaq and (b) to cause the Acquiror Common Stock to be issued in the Transactions to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the Closing Date.

Section 6.3   Resignations; Acquiror D&O Policies.
(a)   At or prior to Closing, Acquiror will deliver to the Company written resignations, effective as of the Effective Time, of the officers and directors of Acquiror.
(b)   Prior to the Closing, Acquiror will obtain and pay for directors’ and officers’ liability insurance (the “Acquiror D&O Policy”) that shall be effective as of Closing and will cover those Persons who will be the directors and officers of Acquiror and its Subsidiaries (including the directors and officers of the Company and its Subsidiaries) at and after the Closing on terms not less favorable than the better of (a) the terms of the current directors’ and officers’ liability insurance in place for the Company’s and its Subsidiaries’ directors and officers and (b) the terms of a typical directors’ and officers’ liability insurance policy for a company whose equity is listed on Nasdaq which policy has a scope and amount of coverage that is reasonably appropriate for a company of similar characteristics (including the line of business and revenues) as Acquiror and its Subsidiaries (including the Company and its Subsidiaries).
Section 6.4   Trust Account. Acquiror has established the Trust Account from the proceeds of its IPO and from certain private placements occurring simultaneously with the IPO for the benefit of the Acquiror Public Stockholders and certain parties (including pursuant to the Marketing Agreement). Prior to or at the Closing (subject to the satisfaction or waiver of the conditions set forth in Article VIII), Acquiror will make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement for the following: (a) the redemption of any Acquiror Public Shares by Acquiror Stockholders in connection with the Offer, (b) any amounts necessary to pay any Taxes, (c) the amounts owed to Roth and C-H pursuant to the Marketing Agreement, (d) expenses owed by Acquiror to third parties to which they are owed as described in the Prospectus and any amounts necessary to pay the Acquiror Transaction Expenses and the Company Transaction Expenses (solely to the extent not already paid) and (e) the balance of the assets in the Trust Account to Acquiror after or concurrently with the consummation of the Merger.
Section 6.5   Insider Letter Agreements. Acquiror will ensure that the Insider Letter Agreements will remain in full force and effect, that the Insiders will vote in favor of this Agreement and the Merger and that the Insiders will not vote in a manner adverse to the Voting Matters at the Acquiror Stockholders’ Meeting or redeem any shares of Acquiror Common Stock (or any other Acquiror capital stock) in connection with the Merger. Acquiror will not amend any Insider Letter Agreement without the prior written consent of the Company.
Section 6.6   Acquiror Public Filings. From the date hereof through the Closing, Acquiror will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable securities Laws.
Section 6.7   Takeover Laws. If any Takeover Law is or may become applicable to the Transactions, Acquiror, including the Acquiror Board, will grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and will otherwise act to irrevocably eliminate the effects of such Takeover Law on the Merger and the other Transactions.
Section 6.8   Notice of Changes. Acquiror will give prompt notice to the Company following the Acquiror’s awareness of (a) any event, circumstance or any state of facts, change, effect, condition, development, event or occurrence that would reasonably be expected to cause the failure of any condition set forth in Article VIII to be satisfied, and (b) any written notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; provided, however, that in each case (i) no such notification will affect the representations, warranties, covenants, agreements or conditions to the obligations of the Acquiror or Merger Sub under this Agreement and (ii) no such notification will be deemed to cure any breach of any covenant or agreement or inaccuracy of any representation or warranty.

ARTICLE VII
ACTIONS PRIOR TO THE CLOSING
Section 7.1   No Shop.
During the Pre-Closing Period, neither the Company, on the one hand, nor Acquiror, on the other hand, will, and such Persons will direct, and use reasonable best efforts to cause, each of their respective members, officers, directors, Affiliates, managers, consultants, employees, Representatives and agents not to, directly or indirectly, (i) encourage, solicit, initiate, engage, participate, enter into discussions or negotiations with any Person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any Contract related to any Alternative Transaction. In the event that there is an unsolicited proposal for, or an indication of interest in entering into, an Alternative Transaction (including any revision, modification or follow-up with respect thereto), communicated in writing to the Company or Acquiror or any of their respective Representatives or agents (each, an “Alternative Proposal”), such party will as promptly as practicable (and in any event within one Business Day after receipt) advise the other Party orally and in writing of such Alternative Proposal and the material terms and conditions of such Alternative Proposal (including any changes thereto) and the identity of the Person making such Alternative Proposal; provided, however, that nothing in the foregoing clause shall restrict the Company or its Affiliates or Representatives during the Pre-Closing Period from disclosing to its stockholders any unsolicited proposal received in connection with any Alternative Proposal if the Company Board determines that the failure of the Company to take such action would be inconsistent with its fiduciary duties under applicable Law. Each of Acquiror and the Company will immediately cease and cause to be terminated, and will direct their respective Affiliates and all of their respective Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any persons conducted heretofore with respect to, or that could lead to, an Alternative Proposal.
Section 7.2   Proxy Statement; Acquiror Stockholders’ Meeting..
(a)   As promptly as reasonably practicable, but in no event more than five (5) Business Days after Acquiror’s receipt of the Required Financials, Acquiror will, in consultation with the Company, prepare and file with the SEC the Proxy Statement for the purposes of (i) providing Acquiror’s stockholders with the opportunity to redeem their Acquiror Common Stock in connection with the Transactions and (ii) soliciting proxies from Acquiror Stockholders to obtain the Acquiror Stockholder Approval at a meeting of the Acquiror Stockholders to be called and held for such purpose (the “Acquiror Stockholders’ Meeting”). The Acquiror shall use its reasonable best efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC and to have the Proxy Statement cleared by the SEC. As promptly as reasonably practicable after the execution of this Agreement, Acquiror will, in consultation with the Company, prepare and file any other filings required under, and in accordance with, the Exchange Act, the Securities Act, the applicable Nasdaq listing rules or any other Laws relating to the Transactions (collectively, the “Other Filings”). Acquiror will notify the Company promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other Governmental Authority for amendments or supplements to the Proxy Statement or any Other Filing or for additional information. As promptly as practicable after receipt thereof Acquiror, will provide the Company and its counsel notice and a copy of all written correspondence (or, to the extent such correspondence is oral, a complete summary thereof), including any comments from the SEC or its staff, between Acquiror or any of its Representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. Acquiror will permit the Company and its counsel to review the Proxy Statement and any exhibits, amendments or supplements thereto and will consult with the Company and its advisors, in good faith, concerning such correspondence from the SEC with respect thereto, and will reasonably consider and take into account the reasonable suggestions, comments or opinions of the Company and its advisors, and Acquiror will not file the Proxy Statement or any or supplements thereto or any response letters to any comments from the SEC without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that subject to prior compliance with the notice and cooperation obligations set forth in this Section 7.2(a),

Acquiror will be permitted to make such filing or response in the absence of such consent if the basis of the Company’s failure to consent is the Company’s unwillingness to permit the inclusion in such filing or response of information that, based on the advice of outside counsel to Acquiror, is required by the SEC and United States securities Laws to be included therein. Whenever any event occurs which would reasonably be expected to result in the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, Acquiror or the Company, as the case may be, will promptly inform the other Party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Acquiror, an amendment or supplement to Proxy Statement. In the event of an Interim Acquisition, all references herein (i) to the timing of a filing by Acquiror, whether in respect of the Proxy Statement or an Other Filing, shall be modified to toll each such relevant period until the information that, based on the advice of outside counsel to Acquiror, is required by the SEC and United States securities Laws to be included therein, has been provided to Acquiror, and (ii) to information to be included in the Proxy Statement or an Other Filing concerning the Company and its Subsidiaries shall be modified to included such entity or assets as shall comprise the relevant Interim Acquisition.
(b)   The Proxy Statement will be sent to the Acquiror Stockholders as soon as practicable after the date on which all comments to the Proxy Statement have been cleared by the SEC (but in any event, within five (5) Business Days following such date) for the purpose of soliciting proxies from holders of Acquiror Common Stock to vote at the Acquiror Stockholders’ Meeting in favor of the Voting Matters. Acquiror agrees to include provisions in the Proxy Statement and to take reasonable action related thereto, with respect to: (i) approval of the Business Combination (as defined the Acquiror’s certificate of incorporation) and the adoption and approval of this Agreement (the “Transaction Proposal”); (ii) approval of the Acquiror A&R Charter (the “Amendment Proposal”) and each change to the Acquiror A&R Charter that is required to be separately approved; (iii) approval and adoption of the Equity Compensation Plan (the “Equity Compensation Plan Proposal”), (iv) approval of the issuances of the aggregate Per Share Merger Consideration together with the Acquiror Common Stock to be issued pursuant to the Subscription Agreements, to the extent required by Nasdaq Listing Rules 5635(a) and (d) (the “Nasdaq Proposal”), (v) the approval of the election of each of the directors nominated to comprise the Acquiror Board as contemplated by Section 1.5 (the “Election of Directors Proposal”), (vi) the adjournment of the Acquiror Stockholders’ Meeting (the “Adjournment Proposal”) and (vii) approval of any other proposals reasonably agreed by Acquiror and the Company to be necessary or appropriate in connection with the Transactions (the “Additional Proposal” and together with the Transaction Proposal, the Amendment Proposal, the Equity Compensation Plan Proposal, the Nasdaq Proposal, the Election of Directors Proposal and the Adjournment Proposal, the “Voting Matters”). Acquiror will keep the Company reasonably informed regarding all matters relating to the Voting Matters and the Acquiror Stockholders’ Meeting, including by promptly furnishing any voting or proxy solicitation reports received by Acquiror in respect of such matters and similar updates regarding any redemptions in respect of the Offer. In accordance with Acquiror’s Organizational Documents, the proceeds held in the Trust Account will be used for the redemption of Acquiror Public Shares held by Acquiror Public Stockholders who have elected to redeem such Acquiror Public Shares.
(c)   On the date that Acquiror first files the Proxy Statement with the SEC, Acquiror shall file a registration statement on Form S-1 (or other applicable form) with respect to the resale of (i) Acquiror Common Stock issuable pursuant to the PIPE Financing and (ii) the aggregate Per Share Merger Consideration issuable pursuant to this Agreement (such registration statement, the “Registration Statement”). Acquiror shall take all or any action require or advisable under any applicable Law in connection with the issuance of shares of Acquiror Common Stock to the subscribers in the PIPE Financing at or prior to the Closing Date in accordance with the terms of the Subscription Agreement.
(d)   The Company will provide Acquiror, as promptly as reasonably practicable, with such information concerning the Company and its Subsidiaries as may be necessary for the information concerning the Company and its Subsidiaries in the Proxy Statement and the Other Filings to comply with all applicable provisions of and rules under the Securities Act, the Exchange Act and the DGCL in connection with the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, the calling and holding of the Acquiror Stockholders’ Meeting and the preparation and filing of the Other Filings. Without limiting the foregoing, the Company will use its reasonable best efforts to ensure that the information relating to the Company and its Subsidiaries furnished by or on behalf of the Company and its Subsidiaries in writing expressly for inclusion in the Proxy Statement will not, as of (i) the date of mailing of the Proxy Statement to the holders of Acquiror Common Stock, (ii) the time of the Acquiror Stockholders’ Meeting or (iii) the Effective Time, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. Without limiting the foregoing, Acquiror will use its reasonable best efforts to ensure that the Proxy Statement does not, as of (i) the date on which the Proxy Statement is distributed to the holders of Acquiror Common Stock, (ii) as of the date of the Acquiror Stockholders’ Meeting and (iii) the Effective Time, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading (provided that Acquiror will not be responsible for the accuracy or completeness of any information relating to the Company or any other information, in each case, furnished in writing by the Company or its Subsidiaries expressly for inclusion in the Proxy Statement).
(e)   With respect to any Acquiror Stockholder outreach by Acquiror in connection with the Acquiror Stockholders’ Meeting, the Company will use its commercially reasonable efforts to provide to Acquiror, and the Company will direct its Affiliates and Representatives, including legal and accounting representatives, to provide to Acquiror, all cooperation reasonably requested by Acquiror that is customary and reasonable in connection with Acquiror Stockholder outreach for the Acquiror Stockholders’ Meeting, which commercially reasonable efforts will include, among other things, (i) furnishing Acquiror reasonably promptly following Acquiror’s request, with information reasonably available to it regarding the Company and its Subsidiaries (including information to be used in the preparation of one or more information packages regarding the business, operations, financial projections and prospects of the Company and its Subsidiaries) customary for such outreach activities, (ii) causing each of their Representatives with appropriate seniority and expertise to participate in a reasonable number of virtual meetings (including customary one-on-one virtual meetings), presentations and due diligence sessions and drafting sessions in connection with such outreach activities, (iii) assisting with the preparation of marketing materials and similar documents required in connection with any such outreach activities, (iv) providing reasonable assistance to Acquiror in connection with the preparation of pro forma financial information to be included in any marketing materials to be used in any outreach activities, and (v) cooperating with requests for due diligence to the extent customary and reasonable.
(f)   Acquiror will, through the Acquiror Board, unanimously recommend to its stockholders that they approve the Voting Matters (the “Acquiror Board Recommendation”) and will include the Acquiror Board Recommendation in the Proxy Statement, and will otherwise take all lawful action to solicit and obtain the Acquiror Stockholder Approval. Neither the Acquiror Board nor any committee thereof will change, withdraw, withhold, qualify or modify, or publicly propose or resolve to change, withdraw, withhold, qualify or modify in a manner adverse to the Company, the Acquiror Board Recommendation (any such event, an “Acquiror Change in Recommendation”). Acquiror will take all action necessary under applicable Law to, in consultation with the Company, establish a record date for (which record date will be mutually agreed with the Company), call, give notice of and hold a meeting of the Acquiror Stockholders to consider and vote on the Voting Matters at the Acquiror Stockholders’ Meeting. The Acquiror Stockholders’ Meeting will be held as promptly as practicable, in accordance with applicable Law and Acquiror’s Organizational Documents, after the date on which all comments to the Proxy Statement have been cleared by the SEC provided that Acquiror may postpone or adjourn the Acquiror Stockholders’ Meeting on one or more occasions for up to 30 days in the aggregate upon the good faith determination by the Acquiror Board that such postponement or adjournment is necessary to solicit additional proxies to obtain approval of the Voting Matters or otherwise take actions consistent with Acquiror’s obligations pursuant to Section 7.4. Acquiror will take all reasonable measures to ensure that all proxies solicited in connection with Acquiror Stockholders’ Meeting are solicited in compliance with applicable Law.

(g)   Acquiror will establish an escrow account pursuant to the Subscription Agreements (the “PIPE Escrow”). The PIPE Escrow will provide that the proceeds from the PIPE Financing will be disbursed either to (i) Acquiror upon the consummation of the Transactions or (ii) to the PIPE Investors if the Merger is not consummated, in each case, as provided in the Subscription Agreements.
(h)   Acquiror will make all necessary filings with respect to the Transactions under the Securities Act, the Exchange Act and applicable “blue sky” Laws and any rules and regulations thereunder.
Section 7.3   Merger Sub Stockholder Approval. Immediately (but in any event within seventy two (72) hours) following the execution of this Agreement, Acquiror (i) will approve and adopt this Agreement and the other Transactions, as the sole stockholder of Merger Sub and (ii) deliver copies of such approvals to the Company.
Section 7.4   Efforts to Consummate the Transactions.
(a)   Subject to the terms and conditions herein provided, each of Acquiror and the Company will (i) at the request of the other Party, execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of the Merger and the other Transactions and (ii) use reasonable best efforts to promptly take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the Merger and other Transactions, to satisfy the conditions to the obligations to consummate the Merger and other Transactions, to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the Transactions for the purpose of securing to the Parties the benefits contemplated by this Agreement, including, using its reasonable best efforts to obtain all Permits, consents, waivers, approvals, authorizations, qualifications and Orders of any Governmental Authority as are necessary for the consummation of the Transactions and to fulfill the conditions to the Merger. Without limiting the foregoing, Acquiror will take all action necessary to cause Merger Sub to perform its obligations under this Agreements.
(b)   In furtherance and not in limitation of Section 7.4(a), to the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act (“Antitrust Laws”), each of Acquiror and the Company agree to promptly (but in any event no later than ten (10) Business Days after the date hereof) make any required filing or application under Antitrust Laws, as applicable. The HSR Filing fees and any other applicable fees with respect to any and all notifications required under the HSR Act in order to consummate the transactions contemplated in this Agreement will be paid by Acquiror. Each of Acquiror and the Company agree to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to Antitrust Laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act to the extent available. Each of Acquiror and the Company will, in connection with its efforts to obtain all requisite approvals and authorizations for the Transactions under any Antitrust Law, use its reasonable best efforts to (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by private Persons, (ii) keep the other Parties reasonably informed of any communication received by such Party or its Representatives from, or given by such Party or its Representatives to, any Governmental Authority and of any communication received or given in connection with any Proceeding by a private Person, in each case regarding any of the Transactions, (iii) permit a Representative of the other Parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by such Governmental Authority or other person, give a Representative or Representatives of the other Parties the opportunity to attend and participate in such meetings and conferences, (iv) in the event a Party’s Representative is prohibited from participating in or attending any meetings or conferences, the other parties will keep such Party promptly and reasonably apprised with respect thereto; and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the Transactions, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority.
(c)   Neither the Acquiror nor its Affiliates will take any action that would reasonably be expected to adversely affect or materially delay the approval of any Governmental Authority of any required filings or applications under Antitrust Laws. The Acquiror further covenants and agrees, with respect to a threatened or pending preliminary or permanent injunction or other Order or ruling or statute, rule or regulation that would adversely affect the ability of the Parties to consummate the Transactions, to use reasonable best efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.
Section 7.5   Section 16 Matters. Prior to the Effective Time, each of Acquiror and the Company will take all such reasonable steps (to the extent permitted under applicable Law), including the Acquiror Board or the Company Board, as applicable, adopting resolutions consistent with the interpretive guidance of the SEC, to cause any dispositions or acquisitions of Acquiror Common Stock (including, in each case, securities deliverable upon exercise, vesting or settlement of any derivative securities) resulting from the transactions contemplated hereby by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the transactions contemplated hereby to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 7.6   Form 8-K; Press Releases.
(a)   As promptly as practicable after execution of this Agreement, Acquiror will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, a copy of which will be provided to the Company at least two (2) Business Days before its filing deadline and which the Company may review and comment upon prior to filing and Acquiror will not file such Current Report on Form 8-K without the Company’s prior written consent (not to be unreasonably conditioned, delayed or withheld). Promptly after the execution of this Agreement, Acquiror and the Company will also issue a joint press release announcing the execution of this Agreement, in form and substance mutually acceptable to Acquiror and the Company.
(b)   At least five (5) days prior to the Closing, the Company and Acquiror will begin preparing, in consultation with Acquiror, a draft Current Report on Form 8-K in connection with and announcing the Closing, together with, or incorporating by reference, such information that is required to be disclosed with respect to the Merger pursuant to Form 8-K (the “Closing Form 8-K”). Prior to the Closing, Acquiror and the Company will prepare a mutually agreeable press release announcing the consummation of the Merger (the “Closing Press Release”). Concurrently with the Closing, the Acquiror will distribute the Closing Press Release and, as soon as practicable thereafter, file the Closing Form 8-K with the SEC.
Section 7.7   Fees and Expenses. Whether or not the Merger is consummated, all fees and expenses incurred in connection with this Agreement, the other Transaction Documents, the Merger and the Transactions will be paid by the Party incurring such fees or expenses, except as otherwise set forth in this Agreement, including with respect to the fees for the HSR Filing, the D&O Policy and the Acquiror D&O Policy.
Section 7.8   Amendments to Ancillary Agreements. Prior to the Closing, neither Acquiror nor the Company shall, without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed), permit or consent to any amendment, supplement or modification to any of the Ancillary Agreements.
Section 7.9   Tax Matters.
(a)   The Parties shall file all U.S. federal, state, local and other relevant Tax Returns consistent with the Intended Tax Treatment, and no Party hereto shall take a position inconsistent with the Intended Tax Treatment, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or similar determination under applicable state or local Law), including attaching the statement described in Treasury Regulations Section 1.368-3(a) on or with its Tax Return for the taxable year of the Merger.
(b)   This Agreement is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulations sections 1.368-2(g) and 1.368-3 and the Parties hereto hereby adopt it as such. Each Party shall promptly notify the other Parties in writing if, before the Closing Date, such Party knows or has reason to believe that the Merger may not qualify for the Intended Tax Treatment (and whether the terms of this Agreement could be reasonably amended in order to facilitate the Merger qualifying for the Intended Tax Treatment).
(c)   The Parties shall use their respective reasonable best efforts to cause the Merger to qualify, and will not take any action or cause any action to be taken which action would reasonably be expected to prevent the Merger from qualifying, for the Intended Tax Treatment.
(d)   The Parties shall cooperate and use their respective reasonable best efforts in order for the Company to obtain (i) the opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, substantially in form and substance as set forth in Section 7.9(d) of the Disclosure Letter, dated as of the Closing Date to the effect that, on the basis of the facts and representations and assumptions set forth or referred to in such opinion and the Tax Representation Letters, for U.S. federal income Tax purposes the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “Closing Tax Opinion”) and (ii) in the event the SEC requests or requires a tax opinion with respect to the Intended Tax Treatment, an opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP dated as of such date as may be required by the SEC to the effect that, on the basis of the facts and representations and assumptions set forth or referred to in such opinion and the Tax Representation Letters, for U.S. federal income Tax purposes the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “SEC Tax Opinion” and together with the Closing Tax Opinion, the “Tax Opinions”).
(e)   As a condition precedent to the rendering of the Tax Opinions, the Parties shall (and shall cause their respective Affiliates to) execute and deliver to Paul, Weiss, Rifkind, Wharton & Garrison LLP (i) tax representation letters substantially in form and substance as set forth in Section 7.9(e) of the Disclosure Letter, dated as of the Closing Date (the “Closing Tax Representation Letters”) and (ii) customary tax representation letters as Paul, Weiss, Rifkind, Wharton & Garrison LLP may reasonably request in form and substance reasonably satisfactory to Paul, Weiss, Rifkind, Wharton & Garrison LLP as of the date for filing any SEC Tax Opinion (the “SEC Tax Representation Letters” and together with the Closing Tax Representation Letters, the “Tax Representation Letters”). Each of the Parties shall use its reasonable best efforts not to, and not permit any Affiliate to, take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations made to Paul, Weiss, Rifkind, Wharton & Garrison LLP in the Tax Representation Letters described in this Section 7.9(e).
(f)   If Paul, Weiss, Rifkind, Wharton & Garrison LLP will not deliver the Tax Opinion, the Parties shall cooperate and use good faith efforts to consider and negotiate such amendments to this Agreement as may be reasonably required in order for Paul, Weiss, Rifkind, Wharton & Garrison LLP to deliver the Tax Opinion (it being understood that no Party shall be required to agree to any such amendment which, in the good faith judgment of such party, would subject it to any material economic, legal, regulatory, reputational or other cost or detriment).
(g)   The Company shall be responsible for any sales, use, real property transfer, stamp or other similar transfer Taxes imposed in connection with the Merger. The Company shall, at its own expense, file all necessary Tax Returns with respect to all such Taxes, and, if required by applicable Law, Acquiror will join in the execution of any such Tax Returns.
(h)   The Company shall provide Acquiror prior to Closing one or more signed certificates in compliance with Treasury Regulations Section 1.1445-2 establishing that the transactions contemplated by this Agreement are exempt from withholding under Section 1445 of the Code provided, however, that, notwithstanding anything in this Agreement to the contrary, Acquiror sole right if the Company fails to provide such certificate shall be to make an appropriate withholding under Section 1445 of the Code (to the extent applicable).

ARTICLE VIII
CONDITIONS PRECEDENT
Section 8.1   Conditions to Each Party’s Obligations. The respective obligations of each Party to consummate the Transactions will be subject to the satisfaction (or waiver by such Party, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   There is no Law or Order which (i) is in effect and (ii) has the effect of preventing, prohibiting, enjoining or making illegal, the consummation of the Transactions (a “Closing Legal Impediment”);
(b)   The Acquiror Stockholder Approval will have been obtained in accordance with the provisions of Acquiror’s Organizational Documents and the DGCL;
(c)   The Acquiror Common Stock to be issued in connection with the Transactions (including the PIPE Financing) will have been approved for listing on the Nasdaq, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders;
(d)   The Offer will have been completed in accordance with the terms hereof and the Proxy Statement;
(e)   After giving effect to all redemptions of Acquiror Public Shares pursuant to the Offer, Acquiror will have net tangible assets of at least five million one dollars ($5,000,001) upon consummation of the Merger;
(f)   The PIPE Financing will have been consummated pursuant to the Subscription Agreements;
(g)   The Debt Refinancing (or, if applicable, receipt of Lender Approval in lieu thereof) shall have been consummated or will be concurrently consummated with the Closing;
(h)   All applicable waiting periods (and any extensions thereof) under the HSR Act in respect of the Transactions will have expired or been terminated; and
(i)   Either (i) the Registration Statement shall have been declared effective by the SEC or (ii) Acquiror shall have been telephonically advised by the staff of the SEC that it will grant Acquiror’s request to accelerate the effectiveness of the Registration Statement.
Section 8.2   Conditions to Obligations of the Acquiror Parties. The obligations of the Acquiror Parties to consummate the Transactions will be subject to the satisfaction (or waiver by such Party, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   The Fundamental Representations are true and correct in all material respects at and as of the Closing Date as though such Fundamental Representations were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date), except to the extent of changes or developments contemplated by the terms of this Agreement. All representations and warranties set forth in Article III (other than the Fundamental Representations), without giving effect to materiality, Material Adverse Effect or similar qualifications, are true and correct in all respects at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date (other than in the case of any representation or warranty that by its terms addresses matters only as of another specified date, which will be so true and correct only as of such specified date), except to the extent (i) of changes or developments contemplated by the terms of this Agreement or (ii) the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(b)   The Company has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by the Company at or prior to the Closing; provided, that except in the case of willful breach, any failure to obtain Employment Agreements under Section 5.3 will not be taken into account when determining whether the Company has performed in all material respects;

(c)   There has been no event that is continuing that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
(d)   Acquiror has received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 8.2(a), Section 8.2(b) and Section 8.2(c); and
(e)   The Company has executed and delivered to Acquiror a counterpart signature page to each Transaction Documents to which it is a party;
If the Closing occurs, all Closing conditions set forth in Section 8.1 and Section 8.2 that have not been fully satisfied as of the Closing will be deemed to have been waived by the Acquiror.
Section 8.3   Conditions to Obligation of the Company. The obligation of the Company to consummate the Transactions will be subject to the satisfaction (or waiver by such Party, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   The representations and warranties of the Acquiror and Merger Sub set forth in this Agreement are true and correct in all material respects, as of the date hereof and as of the Closing, except (i) to the extent of changes or developments contemplated by the terms of this Agreement or (ii) for such representations and warranties that speak as of a specific date or time (which need be true and correct only as of such date or time);
(b)   The Acquiror and Merger Sub have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by the of the Acquiror and Merger Sub at or prior to the Closing;
(c)   There has been no event that is continuing that would individually, or in the aggregate, reasonably be expected to have a Acquiror Material Adverse Effect;
(d)   The Company has received a certificate, signed by the chief executive officer or chief financial officer of Acquiror, certifying as to the matters set forth in Section 8.3(a), Section 8.3(b) and Section 8.3(c);
(e)   Each Acquiror Party, Roth and C-H have executed and delivered to the Company a counterpart signature page to each of the Transaction Documents to which it is a party;
(f)   All members of the Acquiror Board and all officers of Acquiror will have executed written resignations effective as of the Effective Time;
(g)   The Post-Closing Directors will have been appointed to the board of Acquiror effective as of the Closing;
(h)   The Certificate of Incorporation will have been amended and restated in the form of the Acquiror A&R Charter;
(i)   Except for shares of Acquiror Common Stock issued pursuant to the Subscription Agreements, from the date of this Agreement through the Closing, no shares of Acquiror Common Stock will have been issued to any Person;
(j)   The Company will have received the Closing Tax Opinion; and
(k)   The Available Closing Date Total Cash is equal to or greater than the Minimum Cash without any breach, inaccuracy or failure to perform of any of the representations, warranties or covenants set forth in Section 4.5 or Section 6.1.
If the Closing occurs, all Closing conditions set forth in Section 8.1 and Section 8.3 that have not been fully satisfied as of the Closing will be deemed to have been waived by the Company.

ARTICLE IX
TERMINATION
Section 9.1   Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time:
(a)   by the mutual written consent of the Company and Acquiror duly authorized by each of their respective boards of directors;
(b)   by written notice from Acquiror to the Company, in the event of a breach of any representation, warranty, covenant or agreement on the part of the Company such that the conditions specified in Section 8.2(a) or Section 8.2(b) (as applicable) would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by the Company within 30 days after receipt of written notice thereof, or (ii) is incapable of being cured prior to the Outside Date; provided, that Acquiror will not have the right to terminate this Agreement pursuant to this Section 9.1(b) if (x) it is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement or (y) the Company has filed (and is then pursuing) an action seeking specific performance as permitted by Section 10.7;
(c)   by written notice from the Company to Acquiror, in the event of a breach of any representation, warranty, covenant or agreement on the part of an Acquiror Party such that the conditions specified in Section 8.3(a) or Section 8.3(b) (as applicable) would not be satisfied at the Closing, and which, (i) with respect to any such breach that is capable of being cured, is not cured by the Acquiror Parties within 30 days after receipt of written notice thereof, or (ii) is incapable of being cured prior to the Outside Date; provided, that the Company will not have the right to terminate this Agreement pursuant to this Section 9.1(c) if it is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement such that the conditions specified in Section 8.2(a) or Section 8.2(b) (as applicable) would not be satisfied at the Closing;
(d)   by written notice from the Company to Acquiror if (i) the covenants provided in Section 7.3 and Section 7.4 are not timely performed or (ii) in the event of an Acquiror Change in Recommendation;
(e)   by written notice from either the Company or Acquiror to the other:
(i)   after October 14, 2021 (the “Outside Date”), if the Closing has not occurred on or prior to the Outside Date; provided, however, that the right to terminate this Agreement under this Section 9.1(e)(i) will not be available to a Party if the failure of the Merger to have been consummated on or before the Outside Date was due to such Party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in this Agreement;
(ii)   if any Closing Legal Impediment is in effect and has become final and non-appealable; or
(iii)   if the Acquiror Stockholder Approval is not obtained at the Acquiror Stockholders’ Meeting duly convened or any adjournment or postponement thereof.
Section 9.2   Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1 (other than termination pursuant to Section 9.1(a)), written notice thereof will be given by the Party desiring to terminate to the Company (if the Acquiror is the terminating Party) and Acquiror (if the Company is the termination Party), specifying the provision hereof pursuant to which such termination is made. Upon a valid termination of the Agreement pursuant to Section 9.1, this Agreement will, following delivery of notice pursuant to this Section 9.2 or written consent pursuant to Section 9.1(a), be null and void and of no further force and effect (other than the provisions of Section 7.7, this Section 9.2 and Article X), and there will be no Liability on the part of an Acquiror Party or the Company or their respective directors, officers and Affiliates; provided, however, that nothing in this Agreement will relieve any Party from Liability for any Willful Breach or for fraud. For the avoidance of doubt, the termination of this Agreement will not affect the obligations of Acquiror or its Affiliates under the Non-Disclosure Agreement.

ARTICLE X
MISCELLANEOUS
Section 10.1   Amendment or Supplement. This Agreement may only be amended or supplemented by written agreement signed by each of the Parties.
Section 10.2   Extension of Time, Waiver, Etc. At any time prior to the Effective Time, the Acquiror and Merger Sub on the one hand and the Company on the other, may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of such other Party hereto, (b) extend the time for the performance of any of the obligations or acts of such other Party hereto or (c) waive compliance by such other Party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such other Party’s conditions. Notwithstanding the foregoing, no failure or delay by the Company or the Acquiror in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a Party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such Party.
Section 10.3   Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned, in whole or in part, by operation of Law or otherwise, by any of the Parties without the prior written consent of the other Parties. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 10.3 will be null and void.
Section 10.4   Counterparts; Facsimile; Electronic Transmission. This Agreement may be executed in counterparts (each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement) and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission will constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or electronic transmission will be deemed to be their original signatures for all purposes.
Section 10.5   Entire Agreement; No Third-Party Beneficiaries. Except for the provisions of Section 5.6 and Section 6.3, which are intended to be enforceable by, and for the express benefit of, the Persons respectively referred to therein, this Agreement, the Disclosure Letter and the other Transaction Documents (a) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof and (b) are not intended to and will not confer any benefit upon any Person other than the Parties.
Section 10.6   Governing Law. This Agreement, and all claims or causes of action that may be based upon, arise out of, or related to this Agreement or the negotiation, execution or performance of this Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.
Section 10.7   Specific Enforcement.
(a)   The Parties hereby agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement (including failing to take such actions as are required of a Party hereunder to consummate the Merger or the other Transactions) is not performed in accordance with its specific terms or is otherwise breached. Accordingly, the Parties agree that, prior to the valid termination of this Agreement in accordance with Section 9.1, each Party will be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in accordance with Section 10.6, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at Law or in equity (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy).

(b)   Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other Parties have an adequate remedy at Law or an award of specific performance is not an appropriate remedy for any reason at Law or equity.
Section 10.8   Consent to Jurisdiction. All Proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in the Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Proceeding arising out of or relating to this Agreement brought by any party hereto, and (b) agree not to commence any Proceeding relating thereto except in the courts described above in Delaware, other than Proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Proceeding in any such court is brought in an inconvenient forum, (B) the venue of such Proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS.
Section 10.9   Notices. All notices and other communications under this Agreement will be in writing and will be deemed given (a) when delivered personally by hand (with written confirmation of receipt), by 5:00PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery, (b) when sent by email (with written confirmation of transmission) if by 5:00 PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such written confirmation; or (c) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses (or to such other address as a Party may have specified by notice given to the other Parties pursuant to this Section 10.9):
If to an Acquiror Party:
Roth CH Acquisition II Co.
888 San Clemente Drive, Suite 400
Newport Beach, CA 92660
Attention: Byron Roth
E-mail: broth@roth.com
with a copy to:
Loeb & Loeb LLP
345 Park Avenue, 19th Floor
New York, NY 10154
Attention: Mitchell S. Nussbaum, Esq.
E-mail: mnussbaum@loeb.com
If to the Company:
Reservoir Holdings, Inc.
75 Varick Street, 9th Floor
New York, NY 10013
Attention: Golnar Khosrowshahi, Jeff McGrath
E-mail: gk@reservoir-media.com and jm@reservoir-media.com

with a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Jeffrey D. Marell, Esq.
E-mail: jmarell@paulweiss.com
Section 10.10   Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.
Section 10.11   Remedies. Except as otherwise provided in this Agreement (including Section 9.2), any and all remedies expressly conferred upon a Party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law or in equity. The exercise by a Party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.
Section 10.12 Trust Account; Waiver. Reference is made to the Prospectus. One or more Representatives of the Company have read the Prospectus, and the Company understands that Acquiror has established the Trust Account for the benefit of the Acquiror Public Stockholders and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, Acquiror may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of Acquiror agreeing to enter into this Agreement, the Company hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account and hereby agrees that it will not seek recourse against the Trust Account for any claim it may have in the future as a result of, or arising out of, any negotiations, Contracts or agreements with Acquiror.
Section 10.13   Definitions.
(a)   Certain Definitions. As used in this Agreement, the following terms have the meanings ascribed thereto below:
“Acquiror Common Stock” means the shares of common stock, par value $0.0001 per share of Acquiror.
“Acquiror Financial Statements” means the audited consolidated financial statements of the Acquiror as of and for the period from inception to December 31, 2019 and for the fiscal year ended December 31, 2020 consisting of the audited consolidated balance sheets as of such dates, the audited consolidated income statements for the relevant periods ended on such dates, and the audited consolidated cash flow statements for the relevant periods ended on such dates.
“Acquiror Material Adverse Effect” means any change, development, circumstance, effect, event or state of facts (each, an “Effect”) that has had, or would reasonably be expected to have, a material adverse effect upon the assets, financial condition, business, or results of operations of Acquiror and its Subsidiaries, taken as a whole; provided, however, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be an “Acquiror Material Adverse Effect” (except in the cases of clauses (a), (b), (c) and (d), in each case, to the extent that such Effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other similarly situated Persons in the industry in which the Company or its Subsidiaries conducts business): (a) any change or development in interest rates or the conditions affecting the economy, financial, credit, debt, capital, or securities markets generally (including with respect to or as a result of COVID-19), (b) global, national or regional political or social conditions, including large-scale civil unrest, the engagement by the United States, or other countries in which the Acquiror operates, in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack (including any internet or “cyber” attack or hacking) upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel, (c) changes or proposed changes in GAAP, (d) changes or proposed changes in any Law or other binding directives issued by any Governmental Authority, (e) general conditions in the industry in which Acquiror and its Subsidiaries operate (including with respect to or as a result of COVID-19), (f) actions taken by the Company or its Affiliates, (g) actions or omissions taken by Acquiror or any of its Subsidiaries that are required or contemplated by this Agreement or any Transaction Document or taken with the prior written consent of the Company, (h) the public announcement or the execution of this Agreement, the pendency or consummation of the Transactions, the identity of Acquiror or the Company in connection with the Transactions or the performance of this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees, (i) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, (j) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, epidemic, disease outbreak, pandemic (including COVID-19), public health emergencies, government required shutdowns, weather condition, explosion fire, act of God or other force majeure event, (k) the failure by Acquiror to take any action that is prohibited by this Agreement unless the Company has consented in writing to the taking thereof, or (l) any change or prospective change in Acquiror’s or any of its Subsidiaries’ credit ratings.
“Acquiror Party” means each of Acquiror and Merger Sub
“Acquiror Public Shares” means the shares of Acquiror Common Stock issued as a component of the Acquiror Units.
“Acquiror Public Stockholders” means the stockholders of Acquiror who hold Acquiror Units or Acquiror Common Stock issued in the IPO.
“Acquiror Stockholders” means the holders of Acquiror Common Stock.
“Acquiror Transaction Expenses” means all fees, costs and expenses of the Acquiror Parties incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement and conditions contained herein to be performed or complied with at or before Closing, and the consummation of the Transactions, including the fees, costs, expenses and disbursements of counsel, accountants, advisors and consultants of the Acquiror Parties, whether paid or unpaid prior to the Closing, the HSR Filing fees, and costs resulting from the D&O Policy and the Acquiror D&O Policy.
“Acquiror Units” means a unit of Acquiror comprised of one share of Acquiror Common Stock and one-half of one Acquiror Warrant.
“Acquiror Warrant” means a warrant entitling the holder to purchase one share of Acquiror Common Stock per warrant.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) will include the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.
“Alternative Transaction” mean any of the following transactions involving the Company or Acquiror, as applicable, (other than the transactions contemplated by this Agreement, including any Interim Acquisition): (a) any merger, acquisition consolidation, recapitalization, share exchange, business combination or other similar transaction, public investment or public offering, or (b) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such Person (other than sales of inventory in the ordinary course of business) or any class or series of the capital stock, membership interests or other equity interests of the Company or Acquiror in a single transaction or series of transactions (other than the PIPE Financing).

“Ancillary Agreements” means the Acquiror Support Agreement, the Registration Rights Agreement, the Lockup Agreement, the Subscription Agreements, the Stockholders Agreement and all other agreements, certificates and instruments executed and delivered by Acquiror, Merger Sub or the Company in connection with the Transactions and specifically contemplated by this Agreement.
“Anti-Corruption Laws” means any applicable Laws relating to anti-bribery or anti-corruption (governmental or commercial), including Laws that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any representative of a foreign Governmental Authority or commercial entity to obtain a business advantage, including the U.S. Foreign Corrupt Practices Act and all national and international Laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.
“Assets” means, with respect to any Person, all of the assets, rights, interests and other properties, real, personal and mixed, tangible and intangible, owned, leased, subleased or licensed by such Person.
“Assumed Indebtedness” means two hundred six million four hundred ninety thousand eight hundred forty eight dollars ($206,490,848) of Indebtedness of the Company as further described on Annex I, which includes, for informational purposes only, the current amounts of such Indebtedness as of the date hereof.
“Available Closing Date Total Cash” means, as of immediately prior to the Closing Date, an aggregate amount equal to the result of (without duplication) (a) Available Closing Date Trust Cash plus (b) the amount of cash that has been funded to Acquiror pursuant to the Subscription Agreements as of immediately prior to the Closing.
“Available Closing Date Trust Cash” means, as of immediately prior to the Closing, an aggregate amount equal to the result of (without duplication) (a) the cash available to be released from the Trust Account, minus (b) the sum of all payments to be made as a result of the completion of the Offer and any redemptions of Acquiror Common Stock by any Redeeming Stockholders, minus (c) the Acquiror Transaction Expenses, minus (d) to the extent not included in the Acquiror Transaction Expenses, the sum of all outstanding deferred, unpaid or contingent underwriting, broker’s or similar fees, commissions or expenses owed by the Acquiror Parties or their respective Affiliates (to the extent the Acquiror Parties are responsible for or obligated to reimburse or repay any such amounts). For the avoidance of doubt, Available Closing Date Trust Cash will not be reduced by the Company Transaction Expenses.
“Business Day” means a day except a Saturday, a Sunday or any other day on which the Securities and Exchange Commission or banks in the City of New York are authorized or required by Law to be closed.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, P.L. 116-136 (2020).
“Cash and Cash Equivalents” shall mean the cash and cash equivalents, including checks, money orders, marketable securities, short-term instruments, negotiable instruments, funds in time and demand deposits or similar accounts on hand, in lock boxes, in financial institutions or elsewhere, together with all accrued but unpaid interest thereon, and all bank, brokerage or other similar accounts.
“Closing Net Indebtedness” means the total amount of the Company’s Indebtedness (excluding any Permitted Interim Acquisition Indebtedness) as of the Closing Date minus the Cash and Cash Equivalents of the Company and its Subsidiaries as of the Closing Date.
“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder.
“Commitment Letters” means the executed debt commitment letter, dated as of the date hereof, among the Company and Truist (as defined therein).
“Company Charter” means the Company’s Second Amended and Restated Certificate of Incorporation, dated March 16, 2020.
“Company Common Stock” means the Company’s Common Stock, with a par value of $0.00001 per share.

“Company Musical Compositions” means any Musical Composition that is an Owned Musical Composition or a Musical Composition in which Company or any of its Subsidiaries have any other interest including a passive royalty interest (e.g., any Musical Compositions that Company or any of its Subsidiaries possess income collection rights or serve as an administrator).
“Company Option” means an option to acquire a share of Company Common Stock pursuant to the Reservoir Holdings, Inc. 2019 Long Term Incentive Plan, dated as of April 23, 2019.
“Company Preferred Stock” means the Company Series A-1 Preferred Stock and the Company Series A-2 Preferred Stock.
“Company Recording” means any Recording that is an Owned Recording or a Recording in which Company or any of its Subsidiaries have any other interest including a passive royalty interest (e.g., any Recordings that Company or any of its Subsidiaries possess income collection rights or serve as an administrator).
“Company Series A Preferred Stock” means the shares of the Company’s Series A Preferred Stock, par value $0.00001 per share, designated as Series A Preferred Stock in the Company Charter.
“Company Series A-1 Preferred Stock” means the shares of the Company’s Series A Preferred Stock, par value $0.00001 per share, designated as Series A-1 Preferred Stock in the Company Charter.
“Company Series A-2 Preferred Stock” means the shares of the Company’s Series A Preferred Stock, par value $0.00001 per share, designated as Series A-2 Preferred Stock in the Company Charter.
“Company Stock” means, collectively, the Company Common Stock and the Company Preferred Stock.
“Company Stockholder” means the holder of either a share of Company Common Stock or a share of Company Preferred Stock.
“Company Stockholder Approval” means the approval and adoption of the Merger, this Agreement and the Transactions by the requisite affirmative vote or written consent of the Company Stockholders in accordance with the DGCL and the Company Charter.
“Company Transaction Expenses” means all accrued fees, costs and expenses of the Company and its Subsidiaries incurred prior to and through the Closing Date in connection with the negotiation, preparation and execution of this Agreement and conditions contained herein to be performed or complied with at or before Closing, and the consummation of the Transactions, including the fees, costs, expenses and disbursements of counsel, accountants, advisors and consultants of the Company and its Subsidiaries, whether paid or unpaid prior to the Closing.
“Contracts” means any and all written and oral agreements, contracts, deeds, arrangements, purchase orders, binding commitments and understandings, and other instruments and interests therein, and all amendments thereof.
“COVID-19” means the novel coronavirus, SARS-CoV-2 or COVID-19 (and all related strains and sequences), including any intensification, resurgence or any evolutions or mutations thereof, and/or related or associated health conditions, epidemics, pandemics, disease outbreaks or public health emergencies.
“COVID-19 Law” means the CARES Act, the Families First Coronavirus Response Act of 2020 or any Law intended to address the consequences of COVID-19.
“COVID-19 Measures” means any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, changes to business operations, quarantine, “sheltering-in-place,” curfews, “non-essential business order,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or other restrictions that relate to, or arise out of COVID-19, including the COVID-19 Law.
“Debt Refinancing” means the refinancing of the Existing Credit Agreement as contemplated by the Commitment Letters or any other credit facility on terms not materially less favorable in the aggregate to the Company than the refinancing contemplated by the Commitment Letters.

“Disclosure Letter” means the Company Disclosure Letter delivered to Acquiror on the date hereof.
“Effective Time Enterprise Valuation” means six hundred thirty seven million four hundred sixty two thousand one hundred sixty dollars ($637,462,160) plus (a) the amount of the purchase price paid or payable by the Company or its Subsidiaries for each Interim Acquisition (excluding any portion of each such purchase price consisting of earn-out or contingent payments) minus (b) the aggregate amount of all Permitted Interim Acquisition Indebtedness incurred by the Company or its Subsidiaries in connection with such Interim Acquisitions. The Effective Time Enterprise Valuation shall be calculated in a manner that is consistent with the illustrative calculation of the “Effective Time Enterprise Valuation” set forth on Section 10.13(a)(i) of the Company Disclosure Letter.
“Environmental and Safety Requirements” means all Laws and Orders, concerning public or worker health and safety (as either relates to exposure to hazardous substances), and pollution or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls or radiation.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Ratio” means an amount equal to the quotient of the Total Consideration Share Amount divided by the Fully Diluted Participating Share Number.
“Existing Credit Agreement” means that certain Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 16, 2019, by and among Reservoir Media, as borrower, the lenders party thereto from time to time and Truist Bank, as administrative agent, as amended, restated, supplemented or otherwise modified through Closing Date
“Fully Diluted Participating Share Number” means, without duplication, the aggregate number of shares of Company Common Stock and the As-Converted Preferred Stock issued and outstanding on a fully diluted basis as of immediately prior to the Effective Time using the treasury method of accounting, including (for the avoidance of doubt) the number of shares of Company Common Stock issuable upon the Company Preferred Stock Conversion and the number of shares of Company Common Stock issued or issuable upon the exercise of all Company Options; provided, however, that the Fully Diluted Participating Share Number shall not include (i) any Excluded Shares or (ii) any Company Options that are exercised or terminated as of the Effective Time.
“Fundamental Representations” means the representations and warranties of the Company set forth in Section 3.1(a) (Organization, Qualification and Standing), Section 3.2 (Authority; Enforceability), Section 3.3 (Consents; Required Approvals), Section 3.4 (Non-Contravention), Section 3.5(a) (Capitalization), and Section 3.23 (Brokers and Other Advisors).
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means any United States, non-United States or multi-national government entity, body or authority, including (a) any United States federal, state or local government (including any town, village, municipality, district or other similar governmental or administrative jurisdiction or subdivision thereof, whether incorporated or unincorporated), (b) any non-United States or multi-national government or governmental authority or any political subdivision thereof, (c) any United States, non-United States or multi-national regulatory or administrative entity, authority, instrumentality, jurisdiction, agency, body or commission, exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power, including any court, tribunal, commission or arbitrator, (d) any self-regulatory organization or (e) any official of any of the foregoing.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indebtedness” means without duplication, the following obligations of a Person, whether or not contingent, in respect of: (a) any indebtedness for borrowed money, including, for the avoidance of doubt, the Assumed Indebtedness, (b) any obligation evidenced by bonds, debentures, notes, or other similar instruments, (c) any reimbursement obligation with respect to mortgages, letters of credit (including standby letters of credit to the extent drawn upon), bankers’ acceptances or similar facilities issued for the account of the Company or its Subsidiaries (inclusive of any current portion thereof), (d) any obligation of the type referred to in clauses (a) through (c) of another Person the payment of which such first Person or any of its Subsidiaries has guaranteed or for which such first Person or any of its Subsidiaries is responsible or liable, directly or indirectly, jointly or severally, as obligor or guarantor, and (e) any accrued interest, payment, fines, fees, penalties, expenses or other amounts applicable to or otherwise incurred in connection with or as a result of any payment (including prepayment or early satisfaction) of any obligation described in clauses (a) through (d). For purposes of calculating “Indebtedness”, any amount that is conditioned upon the Closing will be included in the calculation of Indebtedness as though the Closing occurred immediately prior to such calculation. For the avoidance of doubt, Indebtedness will not include any deferred revenue of the Company or its Subsidiaries or any Taxes.
“Insider Shares” means the 3,150,000 shares of Acquiror Common Stock held or controlled by Acquiror’s Insiders.
“Insiders” means Sponsor and Acquiror’s officers, directors and any holder of Insider Shares as set forth on Annex II.
“Intellectual Property” means all of the worldwide intellectual property and proprietary rights associated with any of the following, whether registered, unregistered or registrable, to the extent recognized in a particular jurisdiction: (a) trademarks and service marks, trade dress, product configurations, trade names and other indications of origin, applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (b) inventions, discoveries, improvements, ideas, Know-How, methodology, models, algorithms, formulae, systems, processes, technology, whether patentable or not, and all issued patents, industrial designs, and utility models, and all applications pertaining to the foregoing, in any jurisdiction, including re-issues, continuations, divisionals, continuations-in-part, re-examinations, renewals, extensions, and other extension of legal protestation pertaining thereto; (c) trade secrets and other rights in confidential and other nonpublic information that derive economic value from not being generally known and not being readily ascertainable by proper means, including the right in any jurisdiction to limit the use or disclosure thereof; (d) software; (e) copyrights in writings, designs, software, mask works, content and any other original works of authorship in any medium, including applications or registrations in any jurisdiction for the foregoing; (f) data and databases; (g) internet websites, domain names and applications and registrations pertaining thereto; and (h) social media accounts, and all content contained therein.
“Interim Acquisition” means any acquisition by the Company or its Subsidiaries, whether through a single transaction or a series of related transactions, of (a) a majority of the voting equity securities or other controlling ownership interest in another person whether by purchase of such equity or other ownership interest or upon the exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, (b) assets of another person which constitute all or substantially all of the assets of such person or of a division, line or business unit of such person or (c) any equity securities, interests or assets that would be reflected in the Company’s consolidated financial statements in accordance with GAAP, in each case, in connection with the Company Business and after the date of the Letter of Intent and prior to the Effective Time.
“Interim Acquisition Indebtedness” means the aggregate amount of all Indebtedness incurred by the Company in connection with Interim Acquisitions.
“IPO” means the initial public offering of Acquiror pursuant to a prospectus dated December 10, 2020 (the “Prospectus”).
“Know-How” means all information, inventions (whether or not patentable), improvements, practices, algorithms, formulae, trade secrets, techniques, methods, procedures, knowledge, results, data, protocols, processes, models, designs, drawings, specifications, materials and any other information related to the development, marketing, pricing, distribution, cost, sales and manufacturing of products.
“Knowledge” means, (a) in the case of Acquiror, the actual knowledge after reasonable inquiry, of Acquiror’s executive officers and (b) in the case of the Company, the actual knowledge, after reasonable inquiry of the individuals set forth on Section 10.13(a) of the Company Disclosure Letter.

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, ordinance, code, rule or regulation, issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.
“Lender Approval” means the approval by the Required Lenders (as defined in the Existing Credit Agreement) of the Transactions, in accordance with, and to the extent required by, the Existing Credit Agreement.
“Letter of Intent” means that certain letter of intent, dated February 15, 2021, between Acquiror and the Company.
“Liability” means any liability, obligation or commitment of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise.
“Lien” means any security interest, pledge, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment, conditional sale or title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, third-party-claim, encroachment, right-of-way, option, or other similar arrangement or interest in real or personal property, but excluding Intellectual Property licenses and covenants not to sue.
“Losses” mean any claims, losses, royalties, Liabilities, damages, deficiencies, interest and penalties, costs and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any Proceeding).
“Material Adverse Effect” means any Effect that has had, or would reasonably be expected to have, a material adverse effect upon the assets, financial condition, business, or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be a “Material Adverse Effect” (except in the cases of clauses (a), (b), (c) and (d), in each case, to the extent that such Effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other similarly situated Persons in the industry in which the Company or its Subsidiaries conducts business): (a) any change or development in interest rates or the conditions affecting the economy, financial, credit, debt, capital or securities markets generally (including with respect to or as a result of COVID-19), (b) global, national or regional political or social conditions, including large-scale civil unrest, the engagement by the United States, or other countries in which the Company operates, in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack (including any internet or “cyber” attack or hacking) upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel, ((c) changes or proposed changes in GAAP, (d) changes or proposed changes in any Law or other binding directives issued by any Governmental Authority, (e) general conditions in the industry in which the Company and its Subsidiaries operate (including with respect to or as a result of COVID-19), (f) actions or omissions taken by Acquiror or its Affiliates, (g) actions taken by the Company or any of its Subsidiaries that are required or contemplated by this Agreement or any Transaction Document or taken with the prior written consent of Acquiror, (h) the public announcement or the execution of this Agreement, the pendency or consummation of the Transactions, the identity of Acquiror or the Company in connection with the Transactions or the performance of this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees; (i) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, (j) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, epidemic, disease outbreak, pandemic (including COVID-19), public health emergencies, government required shutdowns, weather condition, explosion fire, act of God or other force majeure event, (k) the failure by the Company to take any action that is prohibited by this Agreement unless Acquiror has consented in writing to the taking thereof, or (l) any change or prospective change in the Company’s or any of its Subsidiaries’ credit ratings.

“Material Musical Compositions” means those Company Musical Compositions that are responsible for the top 50% of the Net Publisher’s Share received by the Company and its Subsidiaries attributable to exploitation of Company Musical Compositions over the year prior to the date of December 31, 2020.
“Material Recordings” means those Company Recordings that are responsible for the top 50% of the Net Label Share received by the Company and its Subsidiaries attributable to exploitation of Company Recordings over the year prior to the date of December 31, 2020.
“Minimum Cash” means an amount equal to one hundred twenty five million dollars ($125,000,000).
“Musical Composition” means a musical composition or medley consisting of words and/or music, or any dramatic material and bridging passages, whether in the form of instrumental and/or vocal music, prose or otherwise, irrespective of length.
“Nasdaq” means the Nasdaq Capital Market.
“Net Label Share” means revenue received by a Person in connection with the exploitation of its musical recordings less payments, royalties and other amounts paid out to other Persons.
“Net Publisher’s Share” means the license fees, royalties and other revenue received by a Person from the exploitation of its musical compositions less all license fees, payments, royalties and other amounts (other than advances) paid out to other Persons.
“Non-Disclosure Agreement” means that certain Confidentiality and Non-Disclosure Agreement, dated as of December 16, 2020 by and between the Company and Acquiror.
“Order” means any order, decision, ruling, charge, writ, judgment, injunction, decree, stipulation, award or binding determination issued, promulgated or entered by or with any Governmental Authority.
“Ordinary Course” means in the ordinary course of business of the Company and any of its Subsidiaries consistent with past practice before the date hereof, including any actions to comply with COVID-19 Measures.
“Organizational Documents” means the certificate or articles of incorporation and bylaws, certificate or articles of organization or operating agreement or similar constitutional documents as in effect from time to time including any amendments thereto.
“Owned Musical Compositions” means a Musical Composition that is owned or purported to be owned, in whole or in part, by the Company or any of its Subsidiaries. For the avoidance of doubt, Owned Musical Compositions shall not include any Musical Compositions in which the Company or any of its Subsidiaries has a passive royalty interest.
“Owned Recording” means a Recording that is owned or purported to be owned, in whole or in part, by the Company or any of its Subsidiaries. For the avoidance of doubt, Owned Recordings shall not include any Recordings in which the Company or any of its Subsidiaries has a passive royalty interest.
“Permit” means any permit, license, authorization, registration, franchise, approval, consent, certificate, variance and similar right obtained, or required to be obtained for the conduct of the Company’s business as currently conducted, from any Governmental Authority.
“Permitted Liens” means only (a) Liens for Taxes not yet due and payable or being contested in good faith by appropriate proceedings and for which appropriate and adequate reserves have been created in the applicable financial statements in accordance with GAAP; (b) workers or unemployment compensation Liens arising in the Ordinary Course; (c) mechanic’s, materialman’s, supplier’s, vendor’s or similar Liens arising in the Ordinary Course securing amounts that are past due and being contested in good faith, and for which appropriate and adequate reserves have been created in the applicable financial statements, or not delinquent; (d) zoning ordinances, easements and other restrictions of legal record affecting real property which would be revealed by a survey or a search of public records and would not, individually or in the aggregate, materially interfere with the value or usefulness of such real property to the respective businesses of the Company or any of its Subsidiaries as presently conducted; (e) title of a lessor under a capital or operating lease, (f) any Lien in favor of a lessor, sublessor or licensor under any of the Real Property Leases to secure unpaid rent; (g) Liens in favor of the lessors under the Real Property Leases, or encumbering the fee simple interest (or any superior leasehold interest) in the Leased Real Properties; (h) Liens securing existing Indebtedness of the Company and its Subsidiaries; (i) Liens imposed by applicable securities Laws; (j) such imperfections of title, easements, encumbrances, Liens or restrictions that do not materially impair or interfere with the current use of the Company’s or its Subsidiary’s assets that are subject thereto; and (k) rights of first refusal, right of first offer, proxy, voting trusts, voting agreements or similar arrangements.
“Person” means an individual, corporation, limited liability company, partnership, association, joint stock company, joint venture, trust or any other entity, including a Governmental Authority.
“Proceeding” means any action, suit, proceeding, complaint, claim, charge, hearing, labor dispute, inquiry or investigation before or by a Governmental Authority or an arbitrator.
“Proxy Statement” means the proxy statement relating to the Transactions contemplated by this Agreement, which will constitute a proxy statement of Acquiror to be used for the Acquiror Stockholders’ Meeting to approve the Voting Matters, in all cases in accordance with and as required by the Acquiror’s Organizational Documents, applicable Law and the rules and regulations of the SEC.
“Recording” means any recording of sound, whether or not coupled with a visual image, by any method or format and on any substance or material, whether now or hereafter known, which is used or useful in the recording, production and/or manufacture of records or for any other exploitation of sound.
“Redeeming Stockholder” means a holder of Acquiror Common Stock who accepts the Offer or otherwise demands that Acquiror redeem its Acquiror Common Stock into cash in connection with the Transactions and in accordance with the Acquiror’s Organizational Documents.
“Representative” means, with respect to any Person, each of such Person’s Affiliates and its and their directors, officers, and employees, shareholders (if such Person is a corporation, a company limited by shares or similar entity), participants or members (if such Person is a limited liability company or similar entity), partners (if such Person is a partnership or similar entity), attorneys-in-fact, financial advisers, counsel, and other agents and third-party representatives, including independent contractors such as sales representatives, consultants, intermediaries, contractors, and distributors and anyone acting on behalf of the Person.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Stock Escrow Agreement” means that certain Stock Escrow Agreement, dated as of December 10, 2020, by and among ROCC, the initial securityholders party thereto and Continental Stock Transfer & Trust Company.
“Subsidiary” when used with respect to any Party, means any corporation, limited liability company, partnership, association, trust or other entity the accounts of which would be consolidated with those of such Party in such Party’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Party or one or more Subsidiaries of such Party or by such Party and one or more Subsidiaries of such Party.
“Takeover Laws” means any state takeover Law or other state Law (including Section 203 of the DGCL) that purports to limit or restrict business combinations or the ability to acquire or vote Acquiror Common Stock, including any “business combination,” “control share acquisition,” “fair price,” “moratorium” or other similar anti-takeover Law.
“Tax” or “Taxes” means (a) any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), including taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’

compensation, utility, unemployment compensation, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties, whether disputed or not; (b) Liability for the payment of any amounts of the type described in (a) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group; and (c) Liability for the payment of any amounts as a result of an express or implied obligation to indemnify any other Person with respect to the payment of any amounts described in (a) or (b).
“Tax Return” means returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment, claim for refund or collection of any Tax and will include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Governmental Authority.
“Total Company Exercise Prices” means the aggregate exercise prices that would be paid to the Company if all Company Options that are outstanding as of immediately prior to the Effective Time were exercised in full immediately prior to the Effective Time.
“Total Consideration” means the (a) Effective Time Enterprise Valuation plus (b) the Total Company Exercise Prices minus (c) the Closing Net Indebtedness. The Total Consideration shall be calculated in a manner that is consistent with the illustrative calculation of the “Total Consideration” set forth on Section 10.13(a)(i) of the Company Disclosure Letter.
“Total Consideration Share Amount” means a number of shares of Acquiror Common Stock equal to (a) the Total Consideration divided by (b) ten dollars ($10.00).
“Transaction Documents” means, collectively, this Agreement, the Acquiror Support Agreement, the Registration Rights Agreement, the Lockup Agreement, the Subscription Agreements, the Stockholders Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed in connection with the transactions contemplated hereby.
“Transactions” refers collectively to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, including the Merger and the PIPE Financing.
“Treasury Regulations” means any regulations promulgated by the U.S. Department of the Treasury under the Code.
“Warrant Agreement” means that certain Warrant Agreement, dated as of December 10, 2020 between Acquiror and Continental Stock Transfer & Trust Company, a New York corporation.
“Willful Breach” means, with respect to any agreement, a party’s knowing and intentional material breach of any of its representations or warranties as set forth in such agreement, or such party’s material breach of any of its covenants or other agreements set forth in such agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of such agreement.
(b)   Cross-References. The following terms are defined in the sections referenced in the table below.
Term	Section
2020 Financials	5.4
Acquiror	Preamble
Acquiror A&R Bylaws	Recitals
Acquiror A&R Charter	Recitals
Acquiror Board	1.5(b)
Acquiror Board Recommendation	7.2(f)
Acquiror Certifications	4.12(c)
Acquiror Change in Recommendation	7.2(f)
Acquiror D&O Policy	6.3(b)
Acquiror SEC Documents	4.12(a)

Term	Section
Acquiror Stockholder Approval	4.26
Acquiror Stockholders’ Meeting	7.2(a)
Acquiror Support Agreement	Recitals
Additional Proposal	7.2(b)
Affiliate Transaction	3.21
Agreement	Preamble
Alternative Proposal	7.1
Amendment Proposal	7.2(b)
Antitrust Laws	7.4(b)
As-Converted Preferred Stock	2.1(a)
Balance Sheet Date	3.7
Benefit Arrangement	3.19(a)
Bonds	3.16(a)
Certificate of Merger	1.2(a)
Certificates	2.2(b)
C-H	4.4
Closing	1.2(b)
Closing Date	1.2(b)
Closing Form 8-K	7.6(b)
Closing Legal Impediment	8.1(a)
Closing Press Release	7.6(b)
Closing Tax Opinion	7.9(d)
Closing Tax Representation Letters	7.9(e)
Company	Preamble
Company Board	3.5(c)
Company Financial Statements	3.7
Company Preferred Stock Conversion	2.1(a)
Computer Systems	3.15(h)
D&O Policy	5.6(a)
D&O Policy	5.6(a)
DGCL	Recitals
Effect	10.13(a)
Effective Time	1.2(a)
Election of Directors Proposal	7.2(b)
Equity Compensation Plan	Recitals
Equity Compensation Plan	Recitals
Equity Compensation Plan Proposal	7.2(b)
ERISA	3.19(a)
ERISA Affiliate	3.19(d)
Exchange Agent	2.2(a)
Exchange Fund)	2.2(a)
Exchanged Option	2.1(b)(iv)
Excluded Shares	2.1(b)(ii)
Grant Date	3.5(c)
HSR Filing	3.3(a)
Insider Letter Agreement	4.24
Intended Tax Treatment	Recitals
IRS	3.19(c)
Key Employees	5.3

Term	Section
Leased Real Properties	3.12(b)
Leased Real Property	3.12(b)
Letter of Transmittal	2.2(b)
Lockup Agreement	Recitals
Marketing Agreement	4.4
Material Contract	3.22
Merger	Recitals
Merger Sub	Preamble
Merger Sub Common Stock	4.5(b)
Merger Sub Common Stock	4.5(b)
Nasdaq Proposal	7.2(b)
Nine Month Financials	5.4
Non-PEO Benefit Arrangements	3.19(a)
Offer	Recitals
Other Filings	7.2(a)
Outside Date	9.1(e)(i)
Owned Intellectual Property	3.15(a)
Parties	Preamble
Party	Preamble
PEO Benefit Arrangements	3.19(a)
Per Share Merger Consideration	2.1(b)(i)
Permitted Interim Acquisition Indebtedness	5.1(iv)
Personal Information	3.15(j)
PIPE Escrow	7.2(g)
PIPE Financing	Recitals
PIPE Investment Amount	4.19
PIPE Investor	4.19
Policies	3.16(a)
Post-Closing Directors	1.5(b)
Pre-Closing Period	5.1
Pre-Closing Period	5.1
Privacy Policy	3.15(i)
Real Property Leases	3.12(b)
Registration Rights Agreement	Recitals
Required Financials	5.4
Required Financial Statements	5.4
Reservoir Media	3.7
Roth	4.4
SEC Tax Opinion	7.9(d)
SEC Tax Representation Letters	7.9(e)
Sponsor	Recitals
Stockholders Agreement	Recitals
Subscription Agreements	Recitals
Surviving Corporation	1.1
Surviving Corporation	Recitals
Tax Opinions	7.9(d)
Tax Representation Letters	7.9(e)
Transaction Proposal	7.2(b)
Trust Account	4.8

Term	Section
Trust Agreement	4.8
Trustee	4.8
Voting Matters	7.2(b)
Works	3.15(f)
Written Consent	Recitals
Section 10.14   Interpretation.
(a)   When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference will be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein and all rules and regulations promulgated thereunder, unless the context requires otherwise. References to a Person are also to its permitted successors and assigns. The word “or” will not be exclusive. Any reference in this Agreement to a “day” or a number of “days” (without explicit reference to “Business Days”) will be interpreted as a reference to a calendar day or number of calendar days. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day. All references to “$” or “dollars” means United States Dollars.
(b)   The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as jointly drafted by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
Section 10.15   Publicity. Except as required by Law or as contemplated by this Agreement, the Parties agree that neither they nor their agents will issue any press release or make any other public disclosure concerning the Transactions without the prior approval of the other Party hereto. If a Party is required to make such a disclosure as required by Law, the Parties will use their commercially reasonable efforts to cause a mutually agreeable release or public disclosure to be issued.
Section 10.16   Nonsurvival of Representations. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, will survive the Closing and each such representation, warranty, covenant, obligation and other agreement will terminate and expire upon the occurrence of the Effective Time (and there will be no Liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring on or after the Closing (and this Article X as applicable to such covenants and agreements) and (b) this Section 10.16.
Section 10.17   Non-Recourse. Other than in the case of fraud, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto, and then only with respect to the specific obligations set forth herein with respect to such party.

Other than in the case of fraud, except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, Acquiror or Merger Sub under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.
[signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.
ROTH CH ACQUISITION II CO.
By:	/s/ Byron Roth
	Name:	Byron Roth
	Title:	Chairman & CEO
ROTH CH II MERGER SUB CORP.
By:	/s/ Byron Roth
	Name:	Byron Roth
	Title:	Chairman & CEO
RESERVOIR HOLDINGS, INC.
By:	/s/ Golnar Khosrowshahi
	Name:	Golnar Khosrowshahi
	Title:	Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

ANNEX I
ASSUMED INDEBTEDNESS
The Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of October 16, 2019, among Reservoir Media Management, Inc., as Borrower, the lenders from time to time party thereto, and Truist Bank as administrative agent (as amended, supplemented, restated or otherwise modified from time to time), under which an aggregate principal amount of eighteen million five hundred thousand ($18,500,000) of term loans and one hundred eighty seven million nine hundred ninety thousand eight hundred forty eight dollars ($187,990,848) of revolving loans remain outstanding as of the date hereof.

ANNEX II
INSIDERS
Byron Roth
Gordon Roth
Aaron Gurewitz
John Lipman
Molly Montgomery
Daniel M. Friedberg
Adam Rothstein
CR — Financial Holdings, Inc.
CHLM Sponsor-1 LLC
Nazan Akdeniz
Louis J. Ellis III
Theodore Roth

Annex B
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ROTH CH ACQUISITION II CO.
Roth CH Acquisition II Co. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
1.
The present name of the Corporation is Roth CH Acquisition II Co. The Corporation was incorporated under the name Roth Acquisition I Co. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on February 13, 2009 and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on June 30, 2020 and a Certificate of Amendment to the Certificate of Incorporation to the Certificate of Incorporation on August 31, 2020 and thereafter amended and restated by an Amended and Restated Certificate of Incorporation on December 10, 2020 (as so amended and restated, the “Existing Certificate”).

2.
This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which amends and restates the Existing Certificate in its entirety, has been approved by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL and has been adopted by the stockholders of the Corporation at a meeting of the stockholders of the Corporation in accordance with the provisions of Section 211 of the DGCL.

3.
The text of the Existing Certificate is hereby amended and restated by this Second Amended and Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.

4.
This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, [•] has caused this Second Amended and Restated Certificate to be executed by a duly authorized officer of the Corporation, on            , 2021.
[•]
By:
Name:
Title:
[Signature Page to Second Amended and Restated Certificate of Incorporation]

EXHIBIT A
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
[•]1
ARTICLE I
NAME
The name of the corporation is [•] (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, State of Delaware 19808, and the name of its registered agent at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”) as it now exists or may hereafter be amended and supplemented.
ARTICLE IV
CAPITAL STOCK
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock which the Corporation shall have authority to issue is [825,000,000]. The total number of shares of Common Stock that the Corporation is authorized to issue is [750,000,000], having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is [75,000,000], having a par value of $0.0001 per share.
The designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation are as follows:
A.
COMMON STOCK.

1.
General. The voting, dividend, liquidation, and other rights and powers of the Common Stock are subject to and qualified by the rights, powers and preferences of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) and outstanding from time to time.

2.
Voting. Except as otherwise provided herein or expressly required by law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any Certificate of Designation (as defined below)) that relates solely to the rights, powers, preferences (or the qualifications, limitations or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Certificate of Designation) or pursuant to the DGCL.

1
Reservoir Holdings, Inc. to select name of the Corporation.

Subject to the rights of any holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
3.
Dividends. Subject to applicable law and the rights and preferences of any holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in accordance with applicable law.

4.
Liquidation. Subject to the rights and preferences of any holders of any shares of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.

B.
PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors as hereinafter provided.
Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designation relating thereto in accordance with the DGCL (a “Certificate of Designation”), to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolution or resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law and this Second Amended and Restated Certificate (including any Certificate of Designation). Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Second Amended and Restated Certificate (including any Certificate of Designation).
The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.
ARTICLE V
BOARD OF DIRECTORS
For the management of the business and for the conduct of the affairs of the Corporation it is further provided that:
A.
Except as otherwise expressly provided by the DGCL or this Second Amended and Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors. The directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, designated as Class I, Class II and Class III. The initial Class I directors shall serve for a term expiring at the first annual meeting of the stockholders following the date of this Second Amended and Restated Certificate; the initial Class II directors shall serve for a term expiring at the second annual meeting of the stockholders following the date of this Second Amended and Restated Certificate; and the initial Class III directors shall serve for a term expiring at the third annual meeting following the date of this Second Amended and Restated Certificate. At each annual meeting of the stockholders of the Corporation beginning with the first annual meeting of the stockholders following the date of this Second Amended and Restated Certificate, subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election. Each director shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II and Class III.
B.
Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

C.
Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, except as otherwise provided by law, any vacancies on the Board of Directors resulting from death, resignation, disqualification, retirement, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director (other than any directors elected by the separate vote of one or more outstanding series of Preferred Stock), and shall not be filled by the stockholders. Any director appointed in accordance with the preceding sentence shall hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification, or removal.

D.
Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Second Amended and Restated Certificate (including any Certificate of Designation). Notwithstanding anything to the contrary in this Article V, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to paragraph B of this Article V, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Certificate of Designation(s) in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such Certificate of Designation(s), the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.

E.
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Amended and Restated Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”). In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Second Amended and Restated Certificate (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws, the adoption, amendment or repeal of the Bylaws by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors.
F.
The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

ARTICLE VI
STOCKHOLDERS
A.
Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders of the Corporation, and shall not be taken by written consent in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

B.
Subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer or the President, and shall not be called by any other person or persons.

C.
Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE VII
LIABILITY
No director of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article VII, or the adoption of any provision of the Second Amended and Restated Certificate inconsistent with this Article VII, shall not adversely affect any right or protection of a director of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
ARTICLE VIII
INDEMNIFICATION
The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE IX
OPPORTUNITIES
A.
To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation, on behalf of itself and its direct and indirect subsidiaries (collectively, “Subsidiaries”), hereby renounces any interest or expectancy of the Corporation or any such Subsidiary in, or in being offered an opportunity to participate in, any Excluded Opportunity.

B.
As used herein, “Excluded Opportunity” means any business opportunity, transaction or other matter (a “Corporate Opportunity”), whether or not the Corporation or any Subsidiary might reasonably be expected to have pursued or had the ability or desire to pursue such Corporate Opportunity if granted or otherwise provided the opportunity to do so, that is presented to, acquired, created or developed by or which otherwise comes into the possession of (i) any director of the Corporation who is not an employee of the Corporation or any Subsidiary or (ii) any stockholder of the Corporation, affiliate of such stockholder (other than the Corporation or any of its Subsidiaries) or any partner, member, manager, director, officer, employee or agent of any such stockholder or affiliate, in each case of this clause (ii) who is not an employee of the Corporation or any Subsidiary (any of the foregoing clauses (i) and (ii), a “Specified Party”); provided, however, that the definition of “Excluded Opportunity” does not include, and the Corporation and its Subsidiaries do not hereby renounce any interest or expectancy in, or in being offered an opportunity to participate in, a Corporate Opportunity with respect to a Specified Party who is a director of the Corporation and who is first offered the applicable Corporate Opportunity solely in his or her capacity as a director, officer or employee of the Corporation or any Subsidiary.

C.
Neither the amendment nor repeal of this Article IX, nor the adoption of any provision of this Second Amended and Restated Certificate or the Bylaws, nor, to the fullest extent permitted by Delaware law, any modification of law, shall adversely affect any right or protection of any Specified Party granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification. This Article IX shall not limit any protections or defenses available to, or indemnification rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate, the Bylaws or applicable law.

ARTICLE X
DIRECTOR LIABILITY
To the fullest extent permitted by the DGCL, as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders. Any repeal or amendment or modification of this Article X (including by changes in applicable law), or the adoption of any provision of this Second Amended and Restated Certificate inconsistent with this Article X, shall, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide a broader limitation on a retroactive basis than permitted prior thereto), and shall not adversely affect any limitation on the personal liability of any director of the Corporation with respect to acts or omissions occurring prior to the time of such repeal or amendment or modification or adoption of such inconsistent provision. If any provision of the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
ARTICLE XI
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Corporation, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Bylaws or this Second Amended and Restated Certificate (as either may be amended from time to time) or (iv) any action, suit or proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article XI, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XI. Notwithstanding the foregoing, the provisions of this Article XI shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
ARTICLE XII
AMENDMENTS
A.
Notwithstanding anything contained in this Second Amended and Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Second Amended and Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article IV, Article V, Article VI, Article VII, Article VIII, Article XI, and this Article XII.

B.
If any provision or provisions of this Second Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby and (ii) to the fullest extent permitted by applicable law, the provisions of this Second Amended and Restated Certificate (including, without limitation, each such portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Annex C
Amended and Restated Bylaws of
[•]1
(a Delaware corporation)

1
Reservoir Holdings, Inc. to select name of the Corporation.

C-i

 (continued)

C-ii

Amended and Restated Bylaws of
[•]
Article I — Corporate Offices
1.1   Registered Office.
The address of the registered office of [•] (the “Corporation”) in the State of Delaware, and the name of its registered agent at such address, shall be as set forth in the Corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (the “Certificate of Incorporation”).
1.2   Other Offices.
The Corporation may have additional offices at any place or places, within or outside the State of Delaware, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may require.
Article II — Meetings of Stockholders
2.1   Place of Meetings.
Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.
2.2   Annual Meeting.
The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 may be transacted. The Board may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
2.3   Special Meeting.
Special meetings of the stockholders may be called only by such persons and only in such manner as set forth in the Certificate of Incorporation.
No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. The Board may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
2.4   Notice of Business to be Brought before a Meeting.
(a)
At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by the Board or the Chairman of the Board or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A) (1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5.
(b)
For business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the preceding year, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation; provided, further, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, a stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c)
To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary of the Corporation shall set forth:

(i)
As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii)
As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (D) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (E) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (F) a representation that such Proposing Person intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (G) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (G) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and
(iii)
As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder; and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(c)(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(d)
A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(e)
Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(f)
This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(g)
For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5   Notice of Nominations for Election to the Board.
(a)
Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) as provided in that certain Stockholders Agreement, dated as of April   , 2021, by and among Roth CH Acquisition II Co. (now known as [•]), Reservoir Holdings, Inc., CHLM Sponsor-1 LLC (“Sponsor”) and the other stockholder parties thereto (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Stockholders Agreement”), (ii), by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (iii) by a stockholder present in person (A) who was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such notice and nomination. For purposes of this Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Other than as provided in the Stockholders Agreement, the foregoing clause (iii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting.
(b)
(i) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (1) provide Timely Notice (as defined in Section 2.4) thereof in writing and in proper form to the Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.5 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5.

(i)
Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (1) provide Timely Notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (2) provide the information with respect to such stockholder and its candidate for nomination as required by this Section 2.5 and (3) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4) of the date of such special meeting was first made.

(ii)
In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii)
In no event may a Nominating Person provide Timely Notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (1) the conclusion of the time period for Timely Notice, (2) the date set forth in Section 2.5(b)(ii) or (3) the tenth day following the date of public disclosure (as defined in Section 2.4) of such increase.

(c)
To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary of the Corporation shall set forth:

(i)
As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i));

(ii)
As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting); and

(iii)
As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(f).
For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.
(d)
A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(e)
In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(f)
To be eligible to be a candidate for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 2.5 and the candidate for nomination, whether nominated by the Board or by a stockholder of record, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board), to the Secretary of the Corporation at the principal executive offices of the Corporation, (i) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in form provided by the Corporation) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed to the Corporation and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).
(g)
The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines.

(h)
A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.5, if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation (or any other office specified by the Corporation in any public announcement) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(i)
No candidate shall be eligible for nomination as a director of the Corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the nominee in question) shall be void and of no force or effect.

(j)
Notwithstanding anything in these bylaws to the contrary, no candidate for nomination shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2.5.

(k)
Notwithstanding anything in these bylaws to the contrary, for so long as Sponsor and the Corporation are entitled to nominate a Director pursuant to the Stockholders Agreement, Sponsor and the Corporation shall not be subject to the notice procedures with respect to such Director set forth in this Section 2.5.

2.6   Notice of Stockholders’ Meetings.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with Section 8.1 not less than ten

(10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.
2.7   Quorum.
Unless otherwise provided by law, the Certificate of Incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in Section 2.8 until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.8   Adjourned Meeting; Notice.
When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such meeting as of the record date so fixed for notice of such adjourned meeting.
2.9   Conduct of Business.
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter of business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
2.10   Voting.
Except as may be otherwise provided in the Certificate of Incorporation, these bylaws or the DGCL, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.
Except as otherwise provided by the Certificate of Incorporation, at all duly called or convened meetings of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the Certificate of Incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, each other matter presented to the stockholders at a duly called or convened meeting at which a quorum is present shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
2.11   Record Date for Stockholder Meetings and Other Purposes.
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is first given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting; and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purposes of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
2.12   Proxies.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of an electronic transmission which sets forth or is submitted with information from which it can be determined that the transmission was authorized by the stockholder.

2.13   List of Stockholders Entitled to Vote.
The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.13 or to vote in person or by proxy at any meeting of stockholders.
2.14   Inspectors of Election.
Before any meeting of stockholders, the Corporation shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If any person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy.
Such inspectors shall:
(a)
determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting and the validity of any proxies and ballots;

(b)
count all votes or ballots;

(c)
count and tabulate all votes;

(d)
determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and

(e)
certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such persons to assist them in performing their duties as they determine.
2.15   Delivery to the Corporation.
Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested, and the Corporation shall not be required to accept delivery of any document not in such written form or so delivered. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents to the Corporation required by this Article II.
Article III — Directors
3.1   Powers.
Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
3.2   Number of Directors.
Subject to the Certificate of Incorporation, the total number of directors constituting the Board shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3   Election, Qualification and Term of Office of Directors.
Except as provided in Section 3.4, and subject to the Certificate of Incorporation and the Stockholders Agreement, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until such director’s earlier death, resignation, disqualification or removal. Directors need not be stockholders. The Certificate of Incorporation or these bylaws may prescribe qualifications for directors.
3.4   Resignation and Vacancies.
Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. Subject to the Stockholders Agreement, when one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in Section 3.3.
Subject to the Stockholders Agreement, and unless otherwise provided in the Certificate of Incorporation or these bylaws, vacancies resulting from the death, resignation, disqualification or removal of any director, and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
3.5   Place of Meetings; Meetings by Telephone.
The Board may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.
3.6   Regular Meetings.
Regular meetings of the Board may be held within or outside the State of Delaware and at such time and at such place as which has been designated by the Board and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, or by electronic mail or other means of electronic transmission. No further notice shall be required for regular meetings of the Board.

3.7   Special Meetings; Notice.
Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation or a majority of the total number of directors constituting the Board.
Notice of the time and place of special meetings shall be:
(a)
delivered personally by hand, by courier or by telephone;

(b)
sent by United States first-class mail, postage prepaid;

(c)
sent by facsimile or electronic mail; or

(d)
sent by other means of electronic transmission,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
3.8   Quorum.
At all meetings of the Board, unless otherwise provided by the Certificate of Incorporation, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
3.9   Board Action without a Meeting.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained. Such action by written consent or consent by electronic transmission shall have the same force and effect as a unanimous vote of the Board.
3.10   Fees and Compensation of Directors.
Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.
Article IV — Committees
4.1   Committees of Directors.
The Board may designate one (1) or more committees, each committee to consist, of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.
4.2   Committee Minutes.
Each committee shall keep regular minutes of its meetings and report the same to the Board when required.
4.3   Meetings and Actions of Committees.
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i)
Section 3.5 (place of meetings; meetings by telephone);

(ii)
Section 3.6 (regular meetings);

(iii)
Section 3.7 (special meetings; notice);

(iv)
Section 3.9 (board action without a meeting); and

(v)
Section 7.13 (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however, that:
(i)
the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)
special meetings of committees may also be called by resolution of the Board or the chairperson of the applicable committee; and

(iii)
the Board may adopt rules for the governance of any committee to override the provisions that would otherwise apply to the committee pursuant to this Section 4.3, provided that such rules do not violate the provisions of the Certificate of Incorporation or applicable law.

4.4   Subcommittees.
Unless otherwise provided in the Certificate of Incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one (1) or more subcommittees, each subcommittee to consist of one (1) or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
Article V — Officers
5.1   Officers.
The officers of the Corporation shall include a Chief Executive Officer, a President and a Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Financial Officer, a Chief Operating Officer, a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person. No officer need be a stockholder or director of the Corporation.

5.2   Appointment of Officers.
The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3.
5.3   Subordinate Officers.
The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.
5.4   Removal and Resignation of Officers.
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.
Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
5.5   Vacancies in Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.3.
5.6   Representation of Shares of Other Corporations.
The Chairperson of the Board, the Chief Executive Officer, or the President of this Corporation, or any other person authorized by the Board, the Chief Executive Officer or the President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares or voting securities of any other corporation or other person standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
5.7   Authority and Duties of Officers.
All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be provided herein or designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
5.8   Compensation.
The compensation of the officers of the Corporation for their services as such shall be fixed from time to time by or at the direction of the Board. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he or she is also a director of the Corporation.
Article VI — Records
A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded in accordance with Section 224 of the DGCL shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept (i) can be used to prepare the list of stockholders specified in Sections 219 and 220 of the DGCL, (ii) record the information specified in Sections 156, 159, 217(a) and 218 of the DGCL, and (iii) record transfers of stock as governed by Article 8 of the Uniform Commercial Code as adopted in the State of Delaware.
Article VII — General Matters
7.1   Execution of Corporate Contracts and Instruments.
The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances.
7.2   Stock Certificates.
The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The Chairperson or Vice Chairperson of the Board, the Chief Executive Officer, the President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
7.3   Special Designation of Certificates.
If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or on the back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of uncertificated shares, set forth in a notice provided pursuant to Section 151 of the DGCL); provided, however, that except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face of back of the certificate that the Corporation shall issue to represent such class or series of stock (or, in the case of any uncertificated shares, included in the aforementioned notice) a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
7.4   Lost Certificates.
Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5   Shares Without Certificates
The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law.
7.6   Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural and the plural number includes the singular.
7.7   Dividends.
The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.
The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
7.8   Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.
7.9   Seal.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
7.10   Transfer of Stock.
Shares of the stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.
7.11   Stock Transfer Agreements.
The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
7.12   Registered Stockholders.
The Corporation:
(a)
shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(b)
shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

7.13   Waiver of Notice.
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.
Article VIII — Notice
8.1   Delivery of Notice; Notice by Electronic Transmission.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provisions of the DGCL, the Certificate of Incorporation, or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given (1) if mailed, when the notice is deposited in the U.S. mail, postage prepaid, (2) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (3) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the provisions of this paragraph, the Corporation may give a notice by electronic mail in accordance with the first paragraph of this section without obtaining the consent required by this paragraph.
Any notice given pursuant to the preceding paragraph shall be deemed given:
(i)
if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)
if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iii)
if by any other form of electronic transmission, when directed to the stockholder.

Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (A) the Corporation is unable to deliver by such electronic transmission two (2) consecutive notices given by the Corporation and (B) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to discover such inability shall not invalidate any meeting or other action.
An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Article IX — Indemnification
9.1   Indemnification of Directors and Officers.
The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership (a “covered person”), joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.
9.2   Indemnification of Others.
The Corporation shall have the power to indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.
9.3   Prepayment of Expenses.
The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any covered person, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.
9.4   Determination; Claim.
If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
9.5   Non-Exclusivity of Rights.
The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
9.6   Insurance.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.
9.7   Other Indemnification.
The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
9.8   Continuation of Indemnification.
The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.
9.9   Amendment or Repeal; Interpretation.
The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.
Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the Chief Executive Officer, the President and the Secretary of the Corporation, or other officer of the Corporation appointed by (x) the Board pursuant to Article V or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article IX.
Article X — Amendments
The Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that such action by stockholders shall require, in addition to any other vote required by the Certificate of Incorporation or applicable law, the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of voting stock of the Corporation with the power to vote generally in an election of directors, voting together as a single class.
Article XI — Forum Selection
Unless the Corporation consents in writing to the selection of an alternative forum, (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative Proceeding brought on behalf of the Corporation, (ii) any Proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any Proceeding arising pursuant to any provision of the DGCL or the Certificate of Incorporation or these bylaws (as either may be amended from time to time) or (iv) any Proceeding asserting a claim against the Corporation governed by the internal affairs doctrine; and (b) subject to the preceding provisions of this Article XI, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XI. Notwithstanding the foregoing, the provisions of this Article XI shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
Article XII — Definitions
As used in these bylaws, unless the context otherwise requires, the following terms shall have the following meanings:
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).
An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.
The term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

[•]
Certificate of Amendment and Restatement of Bylaws
The undersigned hereby certifies that [s]he is the duly elected, qualified, and acting Secretary of [•], a Delaware corporation (the “Corporation”), and that the foregoing bylaws were approved on April   , 2021, effective as of April   , 2021, by the Corporation’s board of directors.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this      day of April, 2021.
Name
Title

Annex D
RESERVOIR MEDIA, INC.
2021 OMNIBUS INCENTIVE PLAN
1.
Purpose. The purpose of the Reservoir Media, Inc. 2021 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to (i) attract and retain individuals to serve as employees, consultants or Directors (collectively, the “Service Providers”) of Reservoir Media, Inc., a Delaware corporation (together with its Subsidiaries, whether existing or thereafter acquired or formed, and any and all successor entities, the “Company”) and its Affiliates by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation and (ii) align the interests of the Service Providers with those of the Company’s stockholders.

2.
Effective Date; Duration. The Plan shall be effective [ ] (the “Effective Date”). which is the date of its adoption by the Board, subject to the approval of the plan by the shareholders of the Company in accordance with the requirements of the laws of the State of Delaware. The expiration date of the Plan, on and after which date no Awards may be granted under the Plan, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

3.
Definitions. The following definitions shall apply throughout the Plan:

(a)
“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control”, as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)
“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, or Other Cash-Based Award granted under the Plan.

(c)
“Award Agreement” means any agreement, contract or other instrument or document evidencing any Award granted under the Plan (including, in each case, in electronic form), which may, but need not, be executed or acknowledged by a Participant (as determined by the Committee).

(d)
“Award Transfer Program” means any program approved by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Committee.

(e)
“Beneficial Ownership” has the meaning set forth-in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(f)
“Board” means the Board of Directors of the Company.

(g)
“Cause” means, unless the applicable Award Agreement states otherwise, (A) the Participant’s conviction of, or entry of a plea of no contest to a felony (or the equivalent of a felony in a jurisdiction other than the United States), (B) the Participant’s gross negligence or willful misconduct, or a willful failure to attempt in good faith to substantially perform his or her duties (other than due to physical illness or incapacity), (C) the Participant’s material breach of a material provision of any employment agreement, consulting agreement, directorship agreement or similar services agreement or offer letter between the Participant and the Company or any of its Affiliates, or any non-competition, non-disclosure or non-solicitation agreement with the Company or any of its Affiliates, (D) the Participant’s material violation of any material written policies adopted by the Company or any of its Affiliates governing the conduct of persons performing services on behalf of the Company or any of its Affiliates, (E) the Participant’s fraud or misappropriation, embezzlement or material misuse of funds or property belonging to the Company or any of its Affiliates, or (F) willful or reckless misconduct in respect of the Participant’s obligations to the Company or its Affiliates or other acts of misconduct by the Participant occurring during the course of the Participant’s employment or service that in either case results in or could reasonably be expected to result in material damage to the property, business or reputation of the Company or its Affiliates. The determination of whether Cause exists shall be made by the Committee in good faith in its sole discretion upon, or within 60 days following, termination of the Participant’s employment or service based on information available to the Committee through such 60-day period. Notwithstanding the foregoing, Cause shall not exist unless the Participant has first received a written notice from the Company which sets forth in reasonable detail the circumstances giving rise to Cause and the Participant shall have a period of 30 days to cure (if capable of cure).
(h)
“Change in Control” means, unless the applicable Award Agreement or the Committee provides otherwise, the first to occur of any of the following events:

(i)
the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of 50% or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of Directors (the “Outstanding Company Voting Securities”), but excluding any acquisition by the Company or any of its Affiliates, Permitted Holders or any of their respective Affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;

(ii)
a change in the composition of the Board such that members of the Board during any consecutive 24-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a Director through election or nomination for election approved by a valid vote of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;

(iii)
the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company; and

(iv)
the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving the Company ( a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company, the Permitted Holder Group or Permitted Holders (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by Shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale and (B) no Person (other than the Permitted Holder Group, Permitted Holders or any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred if immediately after the occurrence of any of the events described in clauses (a)  — (d) above, a Permitted Holder or Permitted Holder Group are the Beneficial Owners, directly or indirectly, of 50% or more of the combined voting power of the Company or any successor.
(i)
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.

(j)
“Committee” means the Compensation Committee of the Board or subcommittee thereof or, if no such committee or subcommittee thereof exists, or if the Board otherwise takes action hereunder on behalf of the Committee, the Board.

(k)
“Common Stock” means the common stock of the Company, par value of $0.00001 per share.

(l)
“Company” has the meaning set forth in Section 1 of the Plan.

(m)
“Deferred Award” means an Award granted pursuant to Section 13 of the Plan.

(n)
“Director” means any member of the Company’s Board.

(o)
“Disability” means, unless otherwise provided in an Award Agreement, cause for termination of a Participant’s employment or service due to a determination that a Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.

(p)
“$” shall refer to the United States dollars.

(q)
“Effective Date” has the meaning set forth in Section 2.

(r)
“Eligible Director” means a Director who satisfies the conditions set forth in Section 4(a) of the Plan.

(s)
“Eligible Person” means any (i) individual employed by the Company or an Affiliate, (ii) any Director or officer of the Company or an Affiliate, (iii) consultant or advisor to the Company or an Affiliate, or (iv) prospective employee, Director, officer, consultant or advisor who has accepted an offer of employment or service and would satisfy the provisions of clause (i), (ii) or (iii) above once such individual begins employment with or providing services to the Company or an Affiliate.

(t)
“Employment Agreement” means any employment, severance, consulting or similar agreement (including any offer letter) between the Company or any Subsidiary and a Participant.

(u)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(v)
“Fair Market Value” means, (i) with respect to a Share of Common Stock on a given date, (x) if the Common Stock is listed on a national securities exchange, the closing sales price of a Share reported on such exchange on such date, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (y) if the Common Stock is not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of the Common Stock, or (ii) with respect to any other property on any given date, the amount determined by the Committee in good faith to be the fair market value of such other property as of such date.

(w)
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(x)
“Intrinsic Value” with respect to an Option or SAR means (i) the excess, if any, of the price or implied price per Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Shares covered by such Award.

(y)
“Immediate Family Members” has the meaning set forth in Section 15(b)(ii) of the Plan.

(z)
“Indemnifiable Person” has the meaning set forth in Section 4(e) of the Plan.

(aa)
“NASDAQ” means the Nasdaq Global Select Market.

(bb)
“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(cc)
“Option” means an Award granted under Section 7 of the Plan.

(dd)
“Option Period” has the meaning set forth in Section 7(c) of the Plan.

(ee)
“Other Cash-Based Award” means an Award granted under Section 10 of the Plan that is denominated and/or payable in cash, including cash awarded as a bonus or upon the attainment of specific performance criteria or as otherwise permitted by the Plan or as contemplated by the Committee.

(ff)
“Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(gg)
“Participant” has the meaning set forth in Section 6(a) of the Plan.

(hh)
“Performance Conditions” means specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis, including without limitation, on the following measures: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, net assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis; (viii) earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other “value creation” metrics; (xvii) enterprise value; (xviii) stockholder return; (xix) client or customer retention; (xx) competitive market metrics; (xxi) employee retention; (xxii) personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxiii) system-wide revenues; (xxiv) cost of capital, debt leverage year-end cash position or book value; (xxv) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxvi) any combination of the foregoing. Any one or more of the aforementioned performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee deems appropriate, or as compared to various stock market indices. The Performance Conditions may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Committee shall have the authority to make equitable adjustments to the Performance Conditions as may be determined by the Committee, in its sole discretion.
(ii)
“Permitted Holder Group” means any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) the members of which include any of the Permitted Holders specified in clauses (i), (ii) and (iii) of the definition of “Permitted Holders” and that, directly or indirectly, hold or acquire Beneficial Ownership of the voting stock of Reservoir Media, Inc..

(jj)
“Permitted Holders” means, at any time, each of (i) Persis Holdings, Ltd, a corporation organized under the laws of British Columbia and any of its subsidiaries, (ii) any individual that owns Persis Holdings, Ltd, his spouse, children (natural or adopted), lineal descendants or the estates, heirs, executors, personal representatives, successors or administrators upon or as a result of the death, incapacity or incompetency of such Person, or any trust established for the benefit of (or any charitable trust or non-profit entity established by) any family member mentioned in this clause (i), or any trustee, protector or similar person of such trust or non-profit entity or any Person, directly or indirectly, controlling, controlled by or under common control with any Permitted Holder mentioned in this clause (i), (iii) any person who is acting solely as an underwriter in connection with a public or private offering of equity interests of Reservoir Media, Inc. or any of its direct or indirect parent companies, acting in such capacity and (iv) any Permitted Holder Group.

(kk)
“Permitted Transferee” has the meaning set forth in Section 15(b)(ii)(E) of the Plan.

(ll)
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

(mm)
“Released Unit” has the meaning set forth in Section 9(e)(ii) of the Plan.

(nn)
“Restricted Period” has the meaning set forth in Section 9(a) of the Plan.

(oo)
“Restricted Stock” means an Award of Common Stock, subject to certain specified restrictions, granted under Section 9 of the Plan.

(pp)
“Restricted Stock Unit” means an Award of an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, subject to certain specified restrictions, granted under Section 9 of the Plan.

(qq)
“SAR Period” has the meaning set forth in Section 8(c) of the Plan.

(rr)
“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or other interpretive guidance.

(ss)
“Share” means a share of Common Stock, par value of 0.00001 per share.

(tt)
“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(uu)
“Subsidiary” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company, directly or indirectly, has a significant equity interest, in each case as determined by the Committee and (iii) any other company which the Committee determines should be treated as a “Subsidiary.”

(vv)
“Substitute Awards” has the meaning set forth in Section 5(g) of the Plan.

4.
Administration.

(a)
The Committee shall administer the Plan, and shall have the sole and plenary authority to (i) designate Participants, (ii) determine the type, size, and terms and conditions of Awards (including Substitute Awards) to be granted and to grant such Awards, (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended, or repurchased by the Company, (iv) implement an Award Transfer Program, (v) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant’s or Committee’s election, (vi) interpret, administer, reconcile any inconsistency in, correct any defect in and supply any omission in the Plan and any Award granted under the Plan, (vii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan, (viii) accelerate or modify the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards, and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law. To the extent determined by the Board and/or required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan), or any exception or exemption under applicable securities laws or the applicable rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan, be (1) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and/or (2) an “independent director” under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation (“Eligible Director”). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(b)
The Committee may delegate all or any portion of its responsibilities and powers to any person(s) selected by it, except for grants of Awards to persons who are members of the Board or are otherwise subject to Section 16 of the Exchange Act. To the extent permitted by applicable law, including under Section 157(c) of the Delaware General Corporation Law, the Committee may delegate to one or more officers of the Company the authority to grant Options, SARs, RSUs or other Awards in the form of rights to Shares, except that such delegation shall not be applicable to any Award for a Person then covered by Section 16 of the Exchange Act, and the Committee may delegate to one or more committees or the Board (which may consist of solely one Director) the authority to grant all types of awards, in accordance with applicable law. Any such delegation may be revoked by the Committee at any time.

(c)
As further set forth in Section 15(f) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States or are subject to laws outside the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without stockholder approval if such approval is required by applicable securities laws or regulation or NASDAQ listing guidelines.

(d)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons and entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)
No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or by-laws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)
The Board may at any time and from time to time grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.
Grant of Awards; Available for Awards; Limitations.

(a)
Awards. The Committee may grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and, if applicable, become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee and as set forth in an Award Agreement.

(b)
Available Shares. Subject to Section 11 of the Plan and subsection (e) below, the maximum number of Shares available for issuance under the Plan shall not exceed [           ]1, plus the number of Shares set forth in the next sentence (the “Share Pool”) on a fully diluted basis. The Share Pool will automatically increase each fiscal year following the Effective Date beginning with fiscal year 2023 and ending with fiscal year 2031 by the lesser of (a) 3% of the total number of Shares outstanding on the last day of the immediately preceding fiscal year on a fully diluted basis and assuming that all shares available for issuance under the Plan are issued and outstanding or (b) such number of Shares determined by the Board. The increase shall occur on the first day of each such fiscal year or another day selected by the Board during such fiscal year.

(c)
Incentive Stock Options Limit. The maximum number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan shall not exceed [           ].2

1
To equal 13.18% on a fully diluted basis.

2
Insert same number as footnote 1.

(d)
Director Compensation Limit. The maximum amount (based on the fair value of Shares underlying Awards on the grant date as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during such fiscal year, shall be $750,000 during such fiscal year.

(e)
Share Counting. The Share Pool shall be reduced by the number of Shares delivered for each Award granted under the Plan that is valued by reference to a Share of Common Stock; provided, that Awards that are valued by reference to Shares but are required to or may be paid in cash pursuant to their terms shall not reduce the Share Pool. If and to the extent that Awards terminate, expire, or are cash-settled, canceled, forfeited, exchanged, or surrendered without having been exercised, vested, or settled, the Shares subject to such Awards shall again be available for Awards under the Share Pool. In addition, any (i) Shares tendered by Participants, or withheld by the Company, as full or partial payment to the Company upon the exercise of Stock Options granted under the Plan; (ii) Shares reserved for issuance upon the grant of Stock Appreciation Rights, to the extent that the number of reserved Shares exceeds the number of Shares actually issued upon the exercise of the Stock Appreciation Rights; and (iii) Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the exercise of Options or SARs granted under the Plan, or upon the lapse of restrictions on, or settlement of, an Award, shall again be available for Awards under the Share Pool.

(f)
Source of Shares. Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares, Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase, or a combination of the foregoing.

(g)
Substitute Awards. The Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”), and such Substitute Awards shall not be counted against the aggregate number of Shares available for Awards (i.e., Substitute Awards will not be counted against the Share Pool); provided, that Substitute Awards issued or intended as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.

6.
Eligibility.

(a)
Participation shall be for Eligible Persons who have been selected by the Committee or its delegate to receive grants under the Plan (each such Eligible Person, a “Participant”).

(b)
Holders of options and other types of awards granted by a company acquired by the Company or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.

7.
Options.

(a)
Generally. Each Option shall be subject to the conditions set forth in the Plan and in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award Agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company and its Affiliates and who are eligible to receive an Incentive Stock Option under the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option properly granted under the Plan.

(b)
Exercise Price. The exercise price per Share of Common Stock for each Option (that is not a Substitute Award), which is the purchase price per Share underlying the Option, shall be determined by the Committee, and unless otherwise determined by the Committee, or for Substitute Awards, shall not be less than 100% of the Fair Market Value of such Share, determined as of the date of grant.
(c)
Vesting, Exercise and Expiration. The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between the date of grant and the scheduled expiration date of the Option (“Option Period”) shall not exceed ten years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by the Company’s insider-trading policy or a Company-imposed “blackout period,” in which case, unless otherwise provided by the Committee, the Option Period may be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code) or the Committee may provide for the automatic exercise of such Option prior to the expiration of the Option Period. The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.

(d)
Method of Exercise and Form of Payment. No Shares shall be delivered pursuant to any exercise of an Option until the Participant has paid the exercise price to the Company in full, and an amount equal to any applicable U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Option and the Award Agreement accompanied by payment of the exercise price and such applicable taxes. The exercise price and delivery of all applicable required withholding taxes shall be payable (i) in cash or by check, cash equivalent and/or, if permitted by the Award Agreement and/or Committee, Shares valued at the Fair Market Value at the time the Option is exercised or any combination of the foregoing; provided, that such Shares are not subject to any pledge or other security interest; or (ii) by such other method as elected by the Participant and that the Committee may permit, in its sole discretion, including without limitation: (A) in the form of other property having a Fair Market Value on the date of exercise equal to the exercise price and all applicable required withholding taxes; (B) if permitted by the Award Agreement and/or Committee, if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company or its designee (including third-party administrators) is delivered a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the exercise price and all applicable required withholding taxes against delivery of the Shares to settle the applicable trade; or (C) if permitted by the Award Agreement and/or Committee by means of a “net exercise” procedure effected by withholding the minimum number of Shares otherwise deliverable in respect of an Option that are needed to pay for the exercise price and all applicable required withholding taxes. Notwithstanding the foregoing, unless otherwise determined by the Committee or as set forth in an Award Agreement, if on the last day of the Option Period, the Fair Market Value of the Common Stock exceeds the exercise price, the Participant has not exercised the Option, and the Option has not previously expired, such Option shall be deemed exercised by the Participant on such last day by means of a “net exercise” procedure described above. In all events of cashless or net exercise, any fractional Shares shall be settled in cash.

(e)
Compliance with Laws. Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Common Stock of the Company is listed or quoted.

8.
Stock Appreciation Rights (SARs).

(a)
Generally. Each SAR shall be subject to the conditions set forth in the Plan and the Award Agreement.

(b)
Exercise Price. The exercise or hurdle price per Share of Common Stock for each SAR shall be determined by the Committee and, unless otherwise determined by the Committee or for Substitute Awards, shall not be less than 100% of the Fair Market Value of such Share, determined as of the date of grant.

(c)
Vesting and Expiration. SARs shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the Shares is prohibited by the Company’s insider trading policy or a Company-imposed “blackout period,” unless otherwise provided by the Committee, the SAR Period may be extended automatically until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).

(d)
Method of Exercise. SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, unless otherwise determined by the Committee or as set forth in an Award Agreement, if on the last day of the SAR Period, the Fair Market Value exceeds the exercise price, the Participant has not exercised the SAR, and the SAR has previously expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e)
Payment. Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Share of Common Stock on the exercise date over the exercise price, less an amount equal to any applicable U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in Shares valued at Fair Market Value as determined on the date of exercise, or any combination thereof, as determined by the Committee. Any fractional Shares shall be settled in cash.

9.
Restricted Stock and Restricted Stock Units.

(a)
Generally. Each Restricted Stock and Restricted Stock Unit Award shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. The Committee shall establish restrictions applicable to Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the “Restricted Period”), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested (which, for the avoidance of doubt, may include service- and/or performance-based vesting conditions). The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards. No Share of Common Stock shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.

(b)
Director Retainer Fees. To the extent permitted by the Board and subject to such rules, approvals, and conditions as the Committee may impose from time to time, an Eligible Person who is a non-employee or unaffiliated Director may elect to receive all or a portion of such Eligible Person’s cash director fees and other cash director compensation payable for director services provided to the Company by such Eligible Person in any fiscal year, in whole or in part, in the form of Restricted Stock Units or Shares, which shall not count against the Share Pool.

(c)
Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause Share(s) of Common Stock to be registered in the name of the Participant,

which may be evidenced in any manner the Committee may deem appropriate, including in book-entry form subject to the Company’s directions or the issuance of a stock certificate registered in the name of the Participant. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company or its designee (including third-party administrators) (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock. Subject to the restrictions set forth in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder with respect to Awards of Restricted Stock, including the right to vote such Shares of Restricted Stock and the right to receive dividends. Unless otherwise provided by the Committee or in an Award Agreement, an RSU shall not convey to the Participant the rights and privileges of a stockholder with respect to the Share subject to the RSU, such as the right to vote or the right to receive dividends, unless and until a Share is issued to the Participant to settle the RSU.
(d)
Restrictions; Forfeiture. Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. Unless otherwise provided by the Committee, in the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a stockholder with respect thereto), and to such Restricted Stock Units, as applicable, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

(e)
Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)
Upon the expiration of the Restricted Period with respect to any Shares of Restricted Stock and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or such Participant’s beneficiary or Permitted Transferee (via book-entry notation or, if applicable, in stock certificate form) the Shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full Share).

(ii)
Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or such Participant’s beneficiary (via book-entry notation or, if applicable, in stock certificate form), one Share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only Shares in respect of such Released Units or (B) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Shares would have otherwise been delivered to the Participant in respect of such Restricted Stock Units.

(f)
Legends on Restricted Stock. Each certificate representing Shares of Restricted Stock awarded under the Plan, if any, shall bear as appropriate a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE RESERVOIR MEDIA, INC. 2021 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF                  , BETWEEN RESERVOIR MEDIA, INC. AND                  . A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF RESERVOIR MEDIA, INC.
10.
Other Stock-Based Awards and Other Cash-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive future grants of Awards, or other Awards denominated in Common Stock (including performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of Shares (“Other Stock-Based Awards”) and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine. Each Other Stock-Based Award shall be evidenced by an Award Agreement, which may include conditions including, without limitation, the payment by the Participant of the Fair Market Value of such Shares on the date of grant. Each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time.

11.
Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall (other than with respect to Other Cash-Based Awards), to the extent permitted under Section 409A of the Code, make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i)
adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price with respect to any Award and/or (3) any applicable performance measures (including, without limitation, Performance Conditions and performance periods);

(ii)
providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and

(iii)
cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate exercise price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per-Share exercise price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a Share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);
provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 11 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 promulgated under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 11, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award or as it otherwise may determine during a period of up to 30 days prior to, and/or up to 30 days after, the anticipated occurrence of any such event.
12.
Effect of Termination of Service or a Change in Control on Awards.

(a)
Termination. To the extent permitted under Section 409A of the Code, the Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and to the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of the Participant’s termination of service prior to the end of a performance period or vesting, exercise or settlement of such Award.

(b)
Change in Control. In the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may provide for: (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent; (ii) substitution by the surviving corporation or its parent of awards with substantially the same terms and value for such outstanding Awards (in the case of an Option or SAR, the Intrinsic Value at grant of such Substitute Award shall equal the Intrinsic Value of the Award); (iii) acceleration of the vesting (including the lapse of any restrictions, with any performance criteria or other performance conditions deemed met at target) or right to exercise such outstanding Awards immediately prior to or as of the date of the Change in Control, and the expiration of such outstanding Awards to the extent not timely exercised by the date of the Change in Control or other date thereafter designated by the Committee; or (iv) in the case of an Option or SAR, cancelation in consideration of a payment in cash or other consideration to the Participant who holds such Award in an amount equal to the Intrinsic Value of such Award (which may be equal to but not less than zero), which, if in excess of zero, shall be payable upon the effective date of such Change in Control. For the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or SARs for which the exercise or hurdle price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.

13.
Deferred Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Deferred Awards, which may be a right to receive Shares or cash under the Plan (either independently or as an element of or supplement to any other Award under the Plan), including, as may be required by any applicable law or regulations or determined by the Committee, in lieu of any annual bonus, commission or retainer that may be payable to a Participant under any applicable, bonus, commission or retainer plan or arrangement. The Committee shall determine the terms and conditions of such Deferred Awards, including, without limitation, the method of converting the amount of annual bonus into a Deferred Award, if applicable, and the form, vesting, settlement, forfeiture and cancellation provisions or any other criteria, if any, applicable to such Deferred Awards. Shares underlying a Share-denominated Deferred Award, which is subject to a vesting schedule or other conditions or criteria, including forfeiture or cancellation provisions, set by the Committee shall not be issued until or following the date that those conditions and criteria have been satisfied. Deferred Awards shall be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a

Share underlying a Deferred Award or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any Deferred Award may be made.
14.
Amendments and Termination.

(a)
Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of any securities exchange or inter-dealer quotation service on which the Shares may be listed or quoted, for changes in GAAP to new accounting standards); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation.

(b)
Amendment of Award Agreements. The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement or the Plan, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant’s termination of employment or service with the Company); provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; provided, further, that the Committee may, without stockholder approval, (i) reduce the exercise price of any Option or SAR, (ii) cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower exercise price) or other Award or cash, (iii) take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, and/or (iv) cancel any outstanding Option or SAR that has a per-Share exercise price (as applicable) at or above the Fair Market Value of a Share of Common Stock on the date of cancellation, and pay any consideration to the holder thereof, whether in cash, securities, or other property, or any combination thereof.

15.
General.

(a)
Award Agreements; Other Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of any conflict between the terms of the Plan and any Award Agreement or employment, change-in-control, severance or other agreement in effect with the Participant, the terms of the Plan shall control.

(b)
Nontransferability.

(i)
Each Award shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law or the Plan, by the Participant’s legal guardian or representative or beneficiary or Permitted Transferee. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution or as set forth below in clause (ii), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)
Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant or the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; (D) a bank or third party pursuant to an Award Transfer Program; or (E) any other transferee as may be approved either (1) by the Board or the Committee, or (2) as provided in the applicable Award Agreement; (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee or its delegate advance written notice describing the terms and conditions of the proposed transfer and the Committee or its delegate notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)
The terms of any Award transferred in accordance with the immediately preceding paragraph shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that, as otherwise provided by the Committee, (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement; and (E) any non-competition, non-solicitation, non-disparagement, non-disclosure, or other restrictive covenants contained in any Award Agreement or other agreement between the Participant and the Company or any Affiliate shall continue to apply to the Participant.

(c)
Dividends and Dividend Equivalents. The Committee may specify in the applicable Award Agreement that any or all dividends, dividend equivalents or other distributions, as applicable, paid on Awards prior to vesting or settlement, as applicable, be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividends, dividend equivalents or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as the underlying Awards.

(d)
Tax Withholding.

(i)
The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes (up to the maximum permissible withholding amounts) in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action that the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes.
(ii)
Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash, (B) the delivery of Shares (which Shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability or (C) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Shares with a Fair Market Value on such date equal to such withholding liability. In addition, subject to any requirements of applicable law, the Participant may also satisfy the tax withholding obligations by other methods, including selling Shares that would otherwise be available for delivery, provided, that the Board or the Committee has specifically approved such payment method in advance.

(e)
No Claim to Awards; No Rights to Continued Employment, Directorship or Engagement. No employee, Director of the Company, consultant providing service to the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, or to continue in the employ or the service of the Company or an Affiliate, nor shall it be construed as giving any Participant who is a Director any rights to continued service on the Board.

(f)
International Participants. With respect to Participants who reside or work outside of the United States or are subject to non-U.S. legal restrictions or regulations, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

(g)
Beneficiary Designation. The Participant’s beneficiary shall be the Participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, the Participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.

(h)
Termination of Employment or Service. The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment of or service of a Participant. Except as otherwise provided in an Award Agreement, or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an

Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if the Participant’s employment with the Company or its Affiliates terminates, but such Participant continues to provide services with the Company or its Affiliates in a non-employee capacity (including as a non-employee Director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.
(i)
No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Shares that are subject to Awards hereunder until such Shares have been issued or delivered to that person.

(j)
Government and Other Regulations.

(i)
Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

(ii)
The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such Shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such Shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(iii)
The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or delivered, as applicable), over (B) the aggregate exercise price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(k)
Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(l)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(m)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

(n)
Reliance on Reports. Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.

(o)
Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(p)
Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

(q)
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(r)
Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

(s)
Section 409A of the Code.

(i)
It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii)
Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)
In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(t)
Clawback/Forfeiture. The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards. By accepting an Award, the Participant agrees that the Participant is subject to any clawback policies of the Company in effect from time to time.

(u)
No Representations or Covenants With Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(v)
No Interference. The existence of the Plan, any Award Agreement, and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(w)
Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(x)
Whistleblower Acknowledgments. Notwithstanding anything to the contrary herein, nothing in this Plan or any Award Agreement will (i) prohibit a Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Exchange Act or Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of federal law or regulation, or (ii) require prior approval by the Company or any of its Affiliates of any reporting described in clause (i).

(y)
Lock-Up Agreements. The Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Company’s interests.

(z)
Restrictive Covenants. The Committee may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants as it deems necessary or appropriate in its sole discretion.

* * *

PROXY CARD ROTH CH ACQUISITION II CO. 888 San Clemente Drive, Suite 400 Newport Beach, California 92660 SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROTH CH ACQUISITION II CO. The undersigned hereby appoints Byron Roth and Gordon Roth as proxies (the “Proxies”), and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all common stock of Roth CH Acquisition II Co. (“ROCC”) held of record by the undersigned on July 7, 2021 at the special meeting of stockholders to be held on July 27, 2021, or any postponement or adjournment thereof. Due to the public health concerns relating to the COVID-19 pandemic, after careful consideration, ROCC has determined that the special meeting of stockholders will be a virtual meeting conducted exclusively via live webcast to facilitate stockholder attendance and participation while safeguarding the health and safety of ROCC’s stockholders, board of directors and management. To register and receive access to the virtual meeting, stockholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the special meeting of stockholders, or any postponement or adjournment thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the special meeting of stockholders. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE STOCKHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. (Continued and to be marked, dated and signed on reverse side) [White Card]

PROXY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUH 6 BELOW. THE ROCC’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL AND DIRECTOR NOMINEE. (1) Proposal 1—The Business Combination Proposal—to approve and adopt, assuming each of the Charter Proposal and the Nasdaq Proposal is approved and adopted, the agreement and plan of merger, dated as of April 14, 2021 (the “Merger Agreement”), by and among ROCC, Roth CH II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of ROCC (“Merger Sub”), and Reservoir Holdings, Inc., a Delaware corporation (“Reservoir”), pursuant to which Merger Sub will be merged with and into Reservoir, with Reservoir surviving the merger as a wholly-owned subsidiary of ROCC (the combined company following the consummation of the Business Combination, the “Combined Company”); FOR AGAINST ABSTAIN (2) Proposal 2—The Charter Proposal—to approve and adopt, assuming the Business Combination Proposal is approved and adopted, upon a proposal to approve the proposed Second Amended and Restated Certificate of Incorporation of ROCC, a copy of which is attached to the proxy statement as Annex B: (i) to amend the name of the new public entity from “Roth CH Acquisition II Co.” to “Reservoir Media, Inc.” FOR AGAINST ABSTAIN (ii) to remove various provisions applicable only to blank check companies; FOR AGAINST ABSTAIN (iii) to increase total number of authorized shares of the Combined Company’s common stock to 750,000,000; FOR AGAINST ABSTAIN (iv) to authorize a total of 75,000,000 shares of the Combined Company’s preferred stock; FOR AGAINST ABSTAIN (v) to require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the total voting power of all of the then outstanding shares of stock of the Combined Company, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter; FOR AGAINST ABSTAIN

(vi) to require an affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote generally in an election of directors, voting together as a single class, to adopt, amend, alter or repeal the Combined Company’s amended and restated bylaws; and FOR AGAINST ABSTAIN (vii) to provide for the removal of directors for cause only by affirmative vote of holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Combined Company entitled to vote at an election of directors. FOR AGAINST ABSTAIN (3) Proposal 3—The Nasdaq Proposal—to approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 20% of the issued and outstanding shares of ROCC’s common stock in connection with (i) the terms of the Merger Agreement, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b), (ii) the issuance and sale of ROCC’s common stock in the private placement transaction (the “PIPE Investment”) to an entity affiliated with certain executive officers, to the extent such issuance of securities would be deemed a form of “executive compensation” to these executive officers, as required by Nasdaq Listing Rule 5635(c), and (iii) the terms of the PIPE Investment, as required by Nasdaq Listing Rule 5635(d). FOR AGAINST ABSTAIN (4) The Directors Proposal—to elect, assuming the Business Combination Proposal is approved and adopted, eight directors to serve staggered terms on the Combined Company’s board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, or until such directors’ successors have been duly elected and qualified or until such directors’ earlier resignation, removal or death: Class I Class II Class III Rell Lafargue Stephen M. Cook Golnar Khosrowshahi Neil de Gelder Jennifer G. Koss Adam Rothstein Ezra S. Field Ryan P. Taylor FOR ALL NOMINEES WITHHOLD VOTE FOR ALL NOMINEES FOR ALL NOMINEES EXCEPT* To withhold authority to vote for any individual nominee(s), mark “For All Nominees Except” and write the name(s) of the nominees on the line below. (5) The Incentive Plan Proposal—to approve and adopt, assuming the Business Combination Proposal is approved and adopted, Reservoir Media, Inc. 2021 Omnibus Incentive Plan, a copy of which is attached to the proxy statement as Annex D, which will be assumed by the Combined Company in connection with the Business Combination; and FOR AGAINST ABSTAIN